UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10263

GuideStone Funds

(Exact name of registrant as specified in charter)

2401 Cedar Springs Road

Dallas, TX 75201-1407

(Address of principal executive offices) (Zip code)

Matthew A. Wolfe, Esq.

GuideStone Financial Resources of the Southern Baptist Convention

2401 Cedar Springs Road

Dallas, TX 75201-1407

(Name and address of agent for service)

Registrant’s telephone number, including area code: 214-720-4640

Date of fiscal year end: December 31

Date of reporting period: December 31, 2017

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Annual Report

December 31, 2017

	INSTITUTIONAL	INVESTOR
TARGET DATE FUNDS		
MyDestination 2015 Fund	GMTYX	GMTZX
MyDestination 2025 Fund	GMWYX	GMWZX
MyDestination 2035 Fund	GMHYX	GMHZX
MyDestination 2045 Fund	GMYYX	GMFZX
MyDestination 2055 Fund	GMGYX	GMGZX
ASSET ALLOCATION FUNDS		
Conservative Allocation Fund	GCAYX	GFIZX
Balanced Allocation Fund	GBAYX	GGIZX
Growth Allocation Fund	GGRYX	GCOZX
Aggressive Allocation Fund	GAGYX	GGBZX
SELECT FUNDS		
Money Market Fund	GMYXX	GMZXX
Low-Duration Bond Fund	GLDYX	GLDZX
Medium-Duration Bond Fund	GMDYX	GMDZX
Extended-Duration Bond Fund	GEDYX	GEDZX
Inflation Protected Bond Fund	GIPYX	GIPZX
Global Bond Fund	GGBEX	GGBFX
Strategic Alternatives Fund	GFSYX	GFSZX
Defensive Market Strategies Fund	GDMYX	GDMZX
Equity Index Fund	GEQYX	GEQZX
Global Real Estate Securities Fund (formerly, Real Estate Securities Fund)	GREYX	GREZX
Value Equity Fund	GVEYX	GVEZX
Growth Equity Fund	GGEYX	GGEZX
Small Cap Equity Fund	GSCYX	GSCZX
International Equity Index Fund	GIIYX	
International Equity Fund	GIEYX	GIEZX
Emerging Markets Equity Fund	GEMYX	GEMZX

GuideStone® Funds

GuideStone Funds

Privacy Notice

NOTICE CONCERNING YOUR PRIVACY RIGHTS

This notice will provide you with information concerning our policies with respect to non-public personal information that we collect about you in connection with the following financial products and services provided and/or serviced by the entities listed below: Individual Retirement Accounts (“IRAs”) and/or investment accounts.

The confidentiality of your information is important to us, as we recognize that you depend on us to keep your information confidential, as described in this notice.

We collect non-public personal information about you with regard to your IRA and/or investment accounts from the following sources:

•	Information we receive from you on applications or other forms;

•	Information about your transactions with us, our affiliates or others (including our third-party service providers);

•	Information we receive from others, such as service providers, broker-dealers and your personal agents or representatives; and

•	Information you and others provide to us in correspondence sent to us, whether written, electronic or by telephone.

We may disclose such non-public personal financial information about you to one or more of our affiliates as permitted by law. An affiliate of an organization means any entity that controls, is controlled by or is under common control with that organization. GuideStone Funds, GuideStone Financial Resources of the Southern Baptist Convention, GuideStone Capital Management, LLC, GuideStone Resource Management, Inc., GuideStone Investment Services, GuideStone Trust Services, GuideStone Financial Services and GuideStone Advisors (collectively “GuideStone”) are affiliates of one another. GuideStone and Foreside Funds Distributors LLC do not sell your personal information to non-affiliated third parties.

We may also disclose any of the personal information that we collect about you to non-affiliated third parties as permitted by law. For example, we may provide your information to non-affiliated companies that provide account services or that perform marketing services on our behalf and to other financial institutions with which we have joint marketing agreements. We restrict access to non-public personal information about you to those of our employees who need to know that information in order for us to provide products and services to you. We also maintain physical, electronic and procedural safeguards to guard your personal information.

These procedures will continue to remain in effect after you cease to receive financial products and services from us.

If you have any questions concerning our customer information policy, please contact a customer solutions specialist at 1-888-GS-FUNDS (1-888-473-8637).

This report has been prepared for shareholders of GuideStone Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current prospectus, which contains more complete information about the Funds. Investors are reminded to read the prospectus carefully before investing. The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuidestoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Fund shares are distributed by Foreside Funds Distributors LLC, 400 Berwyn Park, 899 Cassatt Road, Suite 110, Berwyn, PA 19312.

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present you with the 2017 GuideStone Funds Annual Report. This report reflects our unwavering commitment to integrity in financial reporting so you may stay fully informed of your investments. We trust that you will find this information valuable when making investment decisions.

2017 was an incredible year for GuideStone®. For the first time ever, GuideStone Funds® exceeded $13 billion in assets under management, thanks to robust growth in the financial markets and growth in numbers of investors. Low interest rates, low deflationary pressures, an improving labor market, improving sentiment about the state of the economy and fiscal policies, and low volatility led to this year’s growth.

During 2017, GuideStone Funds continued the steps to furthering enhancements and rationalizing the Fund lineup. In 2017, we launched the Strategic Alternatives Fund and closed the Global Natural Resources Equity Fund, the Flexible Income Fund and the MyDestination 2005 Fund. We believe these decisions ensure we are meeting the needs of our investors in achieving their goals.

This year also marked another recognition from the Lipper Fund Awards. The GuideStone Funds Defensive Market Strategies Fund-Institutional share class was named the Best Fund Over 3 Years and Best Fund Over 5 Years by Lipper within its Flexible Portfolio Funds category as of November 30, 2016. This award recognized the Defensive Market Strategies Fund within its Flexible Portfolio Funds category, which is made up of 147 similar funds in the 3-year period and 107 similar funds in the 5-year period. The 2017 Lipper Fund Awards honor funds for their consistently strong risk-adjusted performance relative to their peers. The accolades were announced at an investment industry awards dinner March 23 in New York. This marked the seventh and eighth times in six years that Lipper has awarded GuideStone one of its prestigious trophies. We continue to be energized by these recognitions, which we believe continue to give evidence that one does not need to choose between performance and values in their investing decisions.

We invite you to learn more about GuideStone Funds and the various investment options available by visiting our website, GuideStoneFunds.com/Disclosures, or contacting us at 1-888-GS-FUNDS (1-888-473-8637). Thank you for choosing to invest in GuideStone Funds.

Sincerely,

John R. Jones, CFA

President

Lipper designates award winning funds in most individual classifications for the three-, five- and ten-year periods and fund families with high average scores for the three-year time period. The Lipper Fund Awards are based on the Lipper Leader for Consistent Return rating, which is a risk-adjusted performance measure calculated over 36, 60 and 120 months. The fund with the highest Lipper Leader for Consistent Return (Effective Return) value in each eligible classification wins the Lipper Fund Award. For more information, see www.lipperfundawards.com.

FROM THE CHIEF INVESTMENT OFFICER

Unconventional is an appropriate term to characterize calendar year 2017, as many of the traditional relationships that are normally observed within the economy and financial markets did not occur. Over the past 12 months, the financial markets demonstrated unconventionally low volatility and strong returns in the midst of geopolitical pressures that would normally put negative pressure on financial assets, especially those with a higher risk orientation. Last year’s U.S. macroeconomic environment could also be described as unconventional, with low inflation and low wage growth prevalent despite a strengthening economy and accommodative monetary policy. And of course, unconventional is a fitting term for President Trump, whose personality and political style resulted in a non-traditional approach to governing.

In a review of 2017, four primary themes stand out: the “risk-on” environment that permeated financial markets across the globe, U.S. central bank monetary policy, stubbornly low U.S.

Matt L. Peden, CFA	inflation and the pursuit of comprehensive tax reform legislation. A summary of each is detailed below.

Risk-On Environment

“Synchronized global growth” was frequently used to describe the global macroeconomic environment in 2017. Last year, the world’s major economies grew in fairly harmonious fashion without a major economy contracting – in fact, all 45 countries tracked by the Organization for Economic Cooperation and Development (“OECD”), which include both developed and emerging economies, are forecasted to have expanded in 2017 (final figures will be released by the OECD a couple of months into the next year). According to the International Monetary Fund (IMF), “The global upswing...reaches more broadly than any in a decade – roughly 75% of the world economy.”

With accommodative monetary policy and the strengthening global outlook as a backdrop, business and consumer optimism remained strong throughout the year. Volatility, meanwhile, was unusually muted in 2017. The CBOE Volatility Index® (VIX®), which measures the market’s expectation of volatility of the S&P 500® Index, hit record lows multiple times during the year – in fact, of the 56 lowest closing levels in its history, 47 of them occurred in 2017.

Soaring confidence and near-absent volatility brought a healthy appetite for investment risk, spurring equity markets across the globe to strong double-digit performance during the year. In the United States, the S&P 500® Index ended the year up 21.83%, the Dow Jones Industrial Average was up 28.11% and the NASDAQ produced gains of 29.64%. Astoundingly, all three indexes hit record highs more than 60 times each in 2017 – with the Dow Jones Industrial Average and NASDAQ both closing at all-time highs over 70 times during the year. Non-U.S. equities performed as well as their U.S. counterparts (in U.S. dollar terms). The MSCI EAFE Index, which measures the equity market performance in global developed markets (excluding the United States and Canada), ended the year up 25.03%. The MSCI Emerging Markets Index, which represents the performance of securities in 24 emerging market countries, gained 37.28%. In general, non-U.S. equities were further benefitted from the depreciation of the U.S. dollar versus other currencies.

Directionally, fixed income markets performed the same as equities – the higher the risk, the higher the returns experienced. Indexes for both U.S. investment grade and U.S. high yield bonds closed the year in positive territory. The Bloomberg Barclays U.S. Aggregate Index – a proxy for the broader U.S. bond market – gained 3.54% for the year. The Bloomberg Barclays U.S. High Yield – Corporate Index, which measures the performance of non-investment grade corporate bonds, posted an annual return of 7.50%. The Bloomberg Barclays Global Aggregate Index, which provides a broad-based measure of global investment grade bonds, closed up 7.39% for the year. The higher performance of non-investment grade and global bonds provided further evidence of the “risk-on” environment that was prevalent throughout 2017.

Securities in the Funds do not match those in the indexes and performance of the Funds will differ. It is not possible to invest directly in an index. For current Fund performance, please visit www.guidestonefunds.com.

The following table summarizes the 2017 fourth quarter and calendar year returns for each index described above.

Index		4th Quarter 2017 Return	2017 Calendar Year Return
	U.S. Equities
S&P 500® Index		6.64%	21.83%
Dow Jones Industrial Average		10.96%	28.11%
NASDAQ		6.55%	29.64%
	International Equities
MSCI EAFE		4.23%	25.03%
MSCI Emerging Markets		7.44%	37.28%
	U.S. Fixed Income
Bloomberg Barclays U.S. Aggregate		0.39%	3.54%
Bloomberg Barclays U.S. High Yield – Corporate		0.47%	7.50%
	Global Fixed Income
Bloomberg Barclays Global Aggregate		1.08%	7.39%

Central Bank Monetary Policy

Nearly 10 years removed from the financial crisis that precariously swept across the world, the Federal Reserve (“Fed”) finds itself in uncharted territory. Now that the U.S. economy is strengthening, the Fed must develop and execute a strategy to withdraw the financial stimulus measures of the past decade. However, these particular stimuli – near zero interest rates and quantitative easing (“QE”) – have never been used by the Fed to such a large degree, either individually or in combination, prior to the financial crisis. As such, there is no historical precedent by which to model the Fed’s actions or gauge the Fed’s success on such a pullback.

Obvious steps in a “return to normalcy” include raising interest rates and discontinuing QE (the purchase of government and other securities in an effort to increase the supply of money in the economy). To that extent, 2017 was a fairly active year for the Fed. After raising the federal funds rate just one time each in 2015 and 2016, respectively, the Fed increased the rate three times in 2017. The third increase, which occurred during the Fed’s December meeting, brought the new rate target to a range of 1.25%-1.50%. Moreover, the Fed also began reducing its $4.5 trillion balance sheet in October, marking the important start of the formal QE unwinding process.

While this tightening of monetary policy signals nearer-term confidence in the direction of the U.S. economy, the Fed has been and will likely continue to be very measured and well-telegraphed in its actions in a concentrated effort to not unduly upset financial markets.

In other Fed news, President Trump in November announced his nomination of Jerome Powell to succeed Janet Yellen, existing Chairman of the Fed, when her term expires in early 2018. While the change from Dr. Yellen to Mr. Powell is expected to be a relative non-event, there is a risk that a Powell-led Fed may deviate from the slow pace of policy normalization favored by Dr. Yellen – especially if inflationary pressures begin to pick up.

Low Inflation

Inflation remained stubbornly low throughout the year. The Consumer Price Index (“CPI”), which represents inflation by measuring the change in prices paid by consumers for retail goods and other items, rose 2.1% for the year. For comparison, the average annual inflation rate from 1958-2016, as calculated by the Bureau of Labor Statistics, is 3.7%.

While persistently low inflation can be the result of many factors, two specific drivers stood out in 2017: continued technological innovation and low wage growth. On the technological front, the advancement of new technologies has reduced production costs and increased consumers’ ability to comparison shop. Regarding wages, wage growth remained somewhat sluggish throughout the year – ending 2017 at a 2.5% annualized rate – despite unemployment sitting at a 17-year low of 4.1%. Many market pundits were watching wage growth closely, as a further uptick could be a catalyst for higher inflation and higher interest rates.

Tax Reform

In late December, Congress passed and President Trump signed into law the long-promised and much-anticipated Tax Cuts and Jobs Act. This far-reaching piece of legislation – the biggest overhaul of the U.S. tax code in over 30 years – enacted significant tax changes to both corporations and individual taxpayers. The centerpiece of the bill is a reduction in the corporate tax rate from 35% to 21%.

The tax bill is estimated to result in a tax savings of $1.5 trillion over the next decade. It is projected that individuals and small businesses will see over $120 billion of tax relief in 2018, while the combined tax changes could provide a 10%-12% bump in earnings per share growth of the S&P 500® Index over the next 12 months. While the corporate tax cuts are permanent, those for individual taxpayers will expire in 2025 unless future changes are made.

Conclusion

Many financial pundits described 2017 as a “Goldilocks” environment of “just right” market conditions – a strong increase in financial asset prices driven by steady economic growth and low levels of unemployment, interest rates, inflation and volatility. As we enter 2018, many questions remain. Will markets continue their unabated upward trajectory? When will volatility return? The markets seemed to ignore several major political and geopolitical events in 2017 – what will prove to be the catalyst for market upheaval?

Unfortunately, the answers to these questions are not often apparent until after the fact. For 2018, GuideStone Capital

Management, LLC (“GSCM”) believes that interest rates and inflation are the main indicators on which investors should focus. If both remain low, Goldilocks could extend her stay in 2018, further supporting the long-extended bull market. However, if inflation outpaces expectations and wage growth accelerates, prompting the Fed to quicken the pace of interest rate increases, markets could enter a lower-return environment defined by higher levels of volatility and unpredictability.

In the face of uncertainty, an active manager like GSCM can help investors play multiple positions on the investment field. GSCM works to identify opportunities and risks in financial markets and is well-positioned to make opportunistic moves within the Funds in anticipation of, or in response to, specific market events or changing market conditions.

As investment adviser to GuideStone Funds, GSCM strives to be a prudent steward of your investment assets. Thank you for investing in GuideStone Funds and for allowing GSCM the privilege of managing your investment assets. Please feel free to contact us if you have any comments or questions.

Sincerely,

Matt L. Peden, CFA

Vice President - Chief Investment Officer

GuideStone Funds

There can be no guarantee that any strategy (risk management or otherwise) will be successful. All investing involves risk, including potential loss of principal.

Asset Class Performance Comparison

The following graph illustrates the performance of the major assets classes during 2017.

1The Bloomberg Barclays US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency).

2The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The MSCI EAFE Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

3The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The index consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates.

4The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure that larger stocks do not distort the performance and characteristics of the actual small-cap opportunity set.

5The S&P 500® Index is a market capitalization-weighted equity index composed of approximately 500 U.S. companies representing all major industries. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of its constituents.

S&P 500® Index Returns

The U.S. large-cap equity market, as measured by the S&P 500® Index, finished the year with an impressive 21.8% total return for 2017; the ninth straight year of positive returns for the index and the third strongest year over that time frame. The positive momentum in the markets that began with 2016’s election gained steam throughout the year with the index posting more than 75 new index level highs since that time. Investor anticipation of, and ultimately reaction to, U.S. tax reform propelled the market past various geopolitical issues (both domestic and abroad). Technology and materials companies led the way in contributing to the index’s strong performance (38.8% and 23.8%, respectively) while the stocks of energy companies marginally weighed on overall performance (-1%). Additionally, the positive performance was broad-based and not just concentrated in a handful of sectors as nine of the 11 S&P 500® sectors posted positive double-digit returns.

The S&P 500® Index includes 500 leading companies in major industries of the U.S. economy. The index represents about 75% of U.S. equity market capitalization. It is a capitalization-weighted index calculated on a total return basis with dividends reinvested. Constituents are selected by a team of Standard & Poor’s economists and analysts.

Data Source: Bloomberg, S&P website

Russell 2000® Index Returns

The U.S. small cap equity market, as measured by the Russell 2000® Index, returned 14.7% for the year. Since the global financial crisis in 2008, the index has returned positive performance in seven of the past nine years. The divergence in small cap stocks relative to large cap stocks persisted throughout the year as larger companies were favored by investors over their smaller brethren. Larger companies generally stood to benefit greater from tax reform while smaller cap companies faced potentially greater headwinds in the form of higher rates and slightly negative implications from tax reform, on a relative basis. Health care and industrials were stand-outs for positive performance (36.1% and 18.6%, respectively) while small cap energy stocks were unable to gain positive ground (and ended down -17.2% for the year) after enjoying a relatively strong 2016.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure that larger stocks do not distort the performance and characteristics of the actual small-cap opportunity set.

Data Source: Russell Investments, Bloomberg

MSCI EAFE Index Returns

International developed market equities, as measured by the MSCI Europe, Australasia and Far East (EAFE) Index, rose a spectacular 25.0% for 2017, on the back of a relatively muted 1.0% return in 2016. As a widespread economic recovery began to take hold for the index’s largest region, Europe, investors rewarded the region’s stocks as they simultaneously hailed their future growth prospects. Relative to U.S. markets, international markets have not recovered as dramatically from the global financial crisis, and 2017 was a year in which they gained additional ground in that recovery. All sectors posted positive performance, with financial services and consumer discretionary stocks contributing the largest return to the overall index. The largest regional weighting in the index, Europe, was also the strongest performer for the year as the region made meaningful strides in its economic recovery during 2017.

The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The MSCI EAFE Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Data Source: Factset

MSCI Emerging Markets Index Returns

International emerging markets equities, as measured by the MSCI Emerging Markets Index, gained 37.3% for the year, more than tripling 2016’s return and marking its highest annual return since 2009. Chinese Internet stocks were the darling of the emerging markets as many returned greater than 100.0% for the year. Technology, as a whole, contributed roughly 40% of the index’s gain. Not unlike many other pockets of the global market landscape, financial services was also a strong contributor of returns as interest rates ticked up globally and aided in the profitability of the sector. At the country level, China and Poland experienced the strongest gains, but it is worth noting that 18 of the index’s 24 constituent countries were able to post gains of 25% or greater.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The index consisted of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

Data Source: Factset

Bloomberg Barclays US Aggregate Bond Index Returns

The broad U.S. bond market, as measured by the Bloomberg Barclays US Aggregate Bond Index, logged a 3.5% gain for 2017; its fourth consecutive annual period of positive performance. As was the case last year, corporate bonds were once again the strongest performing group with the utilities sub-sector providing the most lift within the grouping. Strong performance was also seen out of the securitized bonds grouping with commercial mortgage-backed securities doing well in the face of a continued strength in commercial real estate growth. The difference in yield between investment grade and high yield bonds is close to all-time lows and investors are cautiously navigating their fixed-income exposure as the inevitable higher yields will equate to lower bond prices. Because of this, investors tended to favor shorter duration instruments throughout the year as the Federal Reserve (the “Fed”) continued to hike interest rates.

The Bloomberg Barclays US Aggregate Bond Index is a broad-based benchmark representing approximately 8,200 U.S. dollar-denominated, taxable fixed income securities. To be included in this market capitalization-weighted index, bonds must be rated investment grade quality by Moody’s and Standard & Poor’s and have a maturity of at least one year. The types of fixed income instruments in this index primarily consist of U.S. Treasury securities, government-related securities, mortgage-backed securities, asset-backed securities and corporate bonds.

Data Source: Factset

Federal Reserve

After implementing one interest rate increase in 2016, robust U.S. growth aided in the Federal Open Market Committee’s (“FOMC”) decision to raise interest rates three times in 2017, ending the year at a range of 1.25% - 1.50%. Members of the FOMC also embarked on the difficult task of slowly reducing the Fed’s balance sheet after years of injecting liquidity into the system by allowing $10 billion in bonds to mature each month, with the intention of raising this monthly amount over time to $50 billion per month. Strong economic growth and low unemployment readings coupled with a rising inflation rate (albeit at a stubbornly slow pace) led the FOMC to project raising rates more times in 2018. While tax reform will likely lead to further growth, the Fed will continue to delicately reduce its balance sheet and balance rate increases in an attempt to keep the U.S. economy from overheating.

The Federal Reserve (“Fed”) is the central bank of the United States. It was created by Congress to provide the nation with a safer, more flexible, and more stable monetary and financial system. The Federal Funds Rate is the interest rate at which depository institutions lend balances at the Fed to other depository institutions overnight. The rate is one tool the Fed can use in their efforts of controlling the supply of money. Changes in the Federal Funds Rate trigger a chain of events that affect other short-term interest rates, foreign exchange rates, long-term interest rates, the amount of money and credit, and, ultimately, a range of economic variables, including employment, output and prices of goods and services.

Data Source: Bloomberg, Federal Reserve

U.S. Treasury Yield Curve

The U.S. Treasury Yield Curve experienced a flattening throughout 2017 as the Fed raised rates on the short end of the curve and longer-term rates marginally declined. The 10-year U.S. Treasury ended the year at 2.40% after trading in a fairly narrow range, compared to 2.45% at the end of 2016. On the other hand, the shorter end of the curve (one- and three-year rates, for instance) ended the year at 1.76% and 1.98%, compared to 0.85% and 1.47%, respectively, in 2016. While the great bond bull market of the past 30+ years is largely over, as rates have ground ever-lower over that time frame, the flatness of the yield curve might marginally be offset by the reduction of U.S. Treasury securities purchases by global central banks. Additionally, it is wise to not underestimate the safe haven that U.S. government bonds provide in times of equity market fears (thus increasing demand for said securities).

The Treasury yield curve illustrates the relationship between yields on short-term, intermediate-term and long-term Treasury securities. Normally, the shape of the yield curve is upward sloping with rates increasing from the short end of the curve moving higher to the long end. The short end of the curve is impacted more by monetary policy (demand for money) while inflationary expectations and market forces impact the long end of the curve.

Data Source: Bloomberg

About Your Expenses (Unaudited)

As a shareholder of the Funds, you incur ongoing costs, including advisory fees and to the extent applicable, shareholder services fees, as well as other Fund expenses. This example is intended to help you to understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 to December 31, 2017. The Annualized Expense Ratio may be different from the expense ratio in the Financial Highlights which is for the fiscal year ended December 31, 2017.

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

Actual
Fund	Class	Beginning Account Value 07/01/17	Ending Account Value 12/31/17	Annualized Expense Ratio (1)	Expenses Paid During Period (2)
MyDestination 2015	Institutional Investor	$1,000.00 1,000.00	$ 1,054.10 1,052.70	0.17% 0.40	$0.88 2.05
MyDestination 2025	Institutional Investor	1,000.00 1,000.00	1,070.10 1,068.50	0.14 0.39	0.74 2.03
MyDestination 2035	Institutional Investor	1,000.00 1,000.00	1,089.30 1,088.10	0.16 0.40	0.85 2.10
MyDestination 2045	Institutional Investor	1,000.00 1,000.00	1,101.30 1,100.10	0.17 0.40	0.91 2.09
MyDestination 2055	Institutional Investor	1,000.00 1,000.00	1,104.90 1,104.50	0.20 0.40	1.06 2.12
Conservation Allocation	Institutional Investor	1,000.00 1,000.00	1,034.40 1,033.10	0.22 0.42	1.14 2.13
Balanced Allocation	Institutional Investor	1,000.00 1,000.00	1,058.80 1,058.20	0.14 0.37	0.72 1.94
Growth Allocation	Institutional Investor	1,000.00 1,000.00	1,087.30 1,085.90	0.14 0.37	0.76 1.97

About Your Expenses (Unaudited) (Continued)

Actual

Fund	Class	Beginning Account Value 07/01/17	Ending Account Value 12/31/17	Annualized Expense Ratio (1)	Expenses Paid During Period (2)
Aggressive Allocation	Institutional Investor	$1,000.00 1,000.00	$1,115.20 1,114.30	0.16 0.38%	$0.85 2.01
Money Market	Institutional Investor	1,000.00 1,000.00	1,004.70 1,003.50	0.16 0.41	0.82 2.08
Low-Duration Bond	Institutional Investor	1,000.00 1,000.00	1,004.90 1,003.40	0.34 0.61	1.74 3.09
Medium-Duration Bond	Institutional Investor	1,000.00 1,000.00	1,012.30 1,011.50	0.38 0.65	1.91 3.30
Extended-Duration Bond	Institutional Investor	1,000.00 1,000.00	1,038.90 1,037.90	0.57 0.84	2.91 4.34
Global Bond	Institutional Investor	1,000.00 1,000.00	1,023.80 1,022.40	0.56 0.83	2.87 4.22
Defensive Market Strategies	Institutional Investor	1,000.00 1,000.00	1,062.20 1,059.80	0.67 0.97	3.50 5.04
Equity Index	Institutional Investor	1,000.00 1,000.00	1,117.40 1,116.30	0.20 0.46	1.09 2.48
Value Equity	Institutional Investor	1,000.00 1,000.00	1,101.10 1,100.10	0.56 0.82	2.98 4.32
Growth Equity	Institutional Investor	1,000.00 1,000.00	1,126.20 1,124.70	0.71 0.97	3.82 5.22
Small Cap Equity	Institutional Investor	1,000.00 1,000.00	1,104.00 1,102.20	1.00 1.27	5.30 6.71
International Equity Index	Institutional	1,000.00	1,092.70	0.39	2.06
International Equity (3)	Institutional Investor	1,000.00 1,000.00	1,112.50 1,110.50	0.90 1.16	4.77 6.19
Emerging Markets Equity	Institutional Investor	1,000.00 1,000.00	1,144.00 1,143.00	1.35 1.61	7.31 8.70
Inflation Protected Bond	Institutional Investor	1,000.00 1,000.00	1,019.90 1,017.20	0.43 0.69	2.16 3.49
Global Real Estate Securities	Institutional Investor	1,000.00 1,000.00	1,058.90 1,057.30	0.90 1.12	4.65 5.81
Strategic Alternatives	Institutional Investor	1,000.00 1,000.00	1,014.00 1,013.10	1.15 1.52	5.75 7.65

HYPOTHETICAL (assuming a 5% return before expenses)

Fund	Class	Beginning Account Value 07/01/17	Ending Account Value 12/31/17	Annualized Expense Ratio (1)	Expenses Paid During Period (2)
MyDestination 2015	Institutional Investor	$1,000.00 1,000.00	$1,024.35 1,023.21	0.17 0.40%	$0.87 2.02
MyDestination 2025	Institutional Investor	1,000.00 1,000.00	1,024.49 1,023.24	0.14 0.39	0.73 1.99

HYPOTHETICAL (assuming a 5% return before expenses)

Fund	Class	Beginning Account Value 07/01/17	Ending Account Value 12/31/17	Annualized Expense Ratio (1)	Expenses Paid During Period (2)
MyDestination 2035	Institutional Investor	$1,000.00 1,000.00	$1,024.40 1,023.19	0.16 0.40%	$0.82 2.03
MyDestination 2045	Institutional Investor	1,000.00 1,000.00	1,024.34 1,023.21	0.17 0.40	0.88 2.02
MyDestination 2055	Institutional Investor	1,000.00 1,000.00	1,024.20 1,023.19	0.20 0.40	1.02 2.04
Conservation Allocation	Institutional Investor	1,000.00 1,000.00	1,024.08 1,023.11	0.22 0.42	1.14 2.12
Balanced Allocation	Institutional Investor	1,000.00 1,000.00	1,024.51 1,023.32	0.14 0.37	0.71 1.91
Growth Allocation	Institutional Investor	1,000.00 1,000.00	1,024.48 1,023.32	0.14 0.37	0.74 1.91
Aggressive Allocation	Institutional Investor	1,000.00 1,000.00	1,024.41 1,023.30	0.16 0.38	0.81 1.93
Money Market	Institutional Investor	1,000.00 1,000.00	1,024.38 1,023.13	0.16 0.41	0.83 2.10
Low-Duration Bond	Institutional Investor	1,000.00 1,000.00	1,023.47 1,022.12	0.34 0.61	1.75 3.12
Medium-Duration Bond	Institutional Investor	1,000.00 1,000.00	1,023.30 1,021.92	0.38 0.65	1.93 3.32
Extended-Duration Bond	Institutional Investor	1,000.00 1,000.00	1,022.35 1,020.95	0.57 0.84	2.89 4.30
Global Bond	Institutional Investor	1,000.00 1,000.00	1,022.37 1,021.03	0.56 0.83	2.87 4.22
Defensive Market Strategies	Institutional Investor	1,000.00 1,000.00	1,021.81 1,020.32	0.67 0.97	3.44 4.94
Equity Index	Institutional Investor	1,000.00 1,000.00	1,024.18 1,022.86	0.20 0.46	1.04 2.37
Value Equity	Institutional Investor	1,000.00 1,000.00	1,022.37 1,021.09	0.56 0.82	2.87 4.16
Growth Equity	Institutional Investor	1,000.00 1,000.00	1,021.61 1,020.29	0.71 0.97	3.63 4.96
Small Cap Equity	Institutional Investor	1,000.00 1,000.00	1,020.17 1,018.82	1.00 1.27	5.08 6.45
International Equity Index	Institutional	1,000.00	1,023.24	0.39	1.99
International Equity (3)	Institutional Investor	1,000.00 1,000.00	1,020.69 1,019.34	0.90 1.16	4.56 5.92
Emerging Markets Equity	Institutional Investor	1,000.00 1,000.00	1,018.39 1,017.08	1.35 1.61	6.88 8.19
Inflation Protected Bond	Institutional Investor	1,000.00 1,000.00	1,023.06 1,021.75	0.43 0.69	2.17 3.50
Global Real Estate Securities	Institutional Investor	1,000.00 1,000.00	1,020.69 1,019.56	0.90 1.12	4.57 5.70

About Your Expenses (Unaudited) (Continued)

HYPOTHETICAL (assuming a 5% return before expenses)

Fund	Class	Beginning Account Value 07/01/17	Ending Account Value 12/31/17	Annualized Expense Ratio (1)	Expenses Paid During Period (2)
Strategic Alternatives	Institutional Investor	$1,000.00 1,000.00	$1,019.22 1,017.33	1.15 1.52%	$5.77 7.67

(1)	Expenses include the effect of contractual waivers by GuideStone Capital Management, LLC. The Target Date Funds’ and Asset Allocation Funds’ proportionate share of the operating expenses of the Select Funds is not reflected in the tables above.
(2)	Expenses are equal to the Fund’s annualized expense ratios for the period July 1, 2017 through December 31, 2017, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(3)	The expense ratios for the International Equity Fund include the impact of dividend and interest expense on securities sold short.

ABBREVIATIONS, FOOTNOTES AND INDEX DEFINITIONS

INVESTMENT ABBREVIATIONS:
1M	—	1 Month
1Y	—	1 Year
3M	—	3 Month
5Y	—	5 Year
6M	—	6 Month
7D	—	7 Day
ACES	—	Alternative Credit Enhancement Securities
ADR	—	American Depositary Receipt
ASX	—	Australian Securities Exchange
BBSW	—	Bank Bill Swap Rate
CDI	—	Crest Depository Interest
CDOR	—	Canadian Dollar Offered Rate
CDX	—	A series of indices that track North American and emerging market credit derivative indices.
CLO	—	Collateralized Loan Obligation
CMBX	—	A group of indices made up of 25 tranches of commercial mortgage-backed securities (CMBS), each with different credit ratings.
CMT	—	Constant Maturity
COF	—	Cost of Funds
CONV	—	Convertible
CVA	—	Dutch Certificate
ETF	—	Exchange Traded Fund
EURIBOR	—	Euro Interbank Offered Rate
GDR	—	Global Depositary Receipt
HDD	—	Heating Degree Day
HIBOR	—	Hong Kong Interbank Offered Rate
ICE LIBOR	—	Intercontinental Exchange London Interbank Offered Rate
IO	—	Interest Only (Principal amount shown is notional)
LIBOR	—	London Interbank Offered Rate
LLC	—	Limited Liability Company
LP	—	Limited Partnership
MMY	—	Money Market Yield
MXN- TIIE- Banxico	—	The Equilibrium Interbank Interest Rate (“TIIE”) represents interbank credit transactions in local currency (MXN).
NVDR	—	Non-Voting Depository Receipt
NZBOR	—	New Zealand Interbank Offered Rate
PCL	—	Public Company Limited
PIK	—	Payment-in-Kind Bonds
PLC	—	Public Limited Company
REIT	—	Real Estate Investment Trust
REMIC	—	Real Estate Mortgage Investment Conduit
SDR	—	Special Drawing Rights
SIBOR	—	Singapore Interbank Offered Rate
SPDR	—	Standard and Poor’s Depositary
STEP	—	Stepped Coupon Bonds: Interest rates shown reflect the rates currently in effect.
STIBOR	—	Stockholm Interbank Offered Rate
STRIP	—	Stripped Security
TBA	—	To be announced
WIBOR	—	Warsaw Interbank Offered Rate
144A	—	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. As of December 31, 2017, the total market values and percentages of net assets for 144A securities by fund were as follows:

Fund	Value of 144A Securities	Percentage of Net Assets
Low-Duration Bond	$268,962,916	29.80%
Medium-Duration Bond	168,580,982	11.97
Extended-Duration Bond	12,393,945	5.01
Global Bond	91,047,527	17.23
Defensive Market Strategies	85,013,938	8.83
International Equity Index	1,289,547	0.69
International Equity	15,890,564	0.98
Emerging Markets Equity	5,323,640	1.07
Global Real Estate Securities	151,154	0.07
Strategic Alternatives	30,419,135	8.42

INVESTMENT FOOTNOTES:
p	—	Century bond maturing in 2115.
‡‡	—	All or a portion of the security was held as collateral for open futures, options, securities sold short and/or swap contracts.
‡	—	Security represents underlying investment on open options contracts.
*	—	Non-income producing security.
#	—	Security in default.
§	—	Security purchased with the cash proceeds from securities loaned.
†	—	Variable rate security. Rate shown reflects the rate in effect as of December 31, 2017. Maturity date for money market instruments is the date of the next interest rate reset.
g	—	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.
Ω	—	Rate shown reflects the effective yield as of December 31, 2017.
	¥—	Affiliated fund.
Δ	—	Security either partially or fully on loan.
S	—	All or a portion of this position has not settled. Full contract rates do not take effect until settlement date.
†††	—	Security is a Level 3 investment (see Note 2 in Notes to Financial Statements).
Y	—	Security is valued at fair value by the Valuation Committee (see Note 2 in Notes to Financial Statements). As of December 31, 2017, the total market values and percentages of net assets for Fair Valued securities by fund were as follows:

Fund	Value of Fair Valued Securities	Percentage of Net Assets
Low-Duration Bond	$—	—%
Medium-Duration Bond	2,660,320	0.19
Global Bond	53,982	0.01
Small Cap Equity	—	—
International Equity	—	—
Emerging Markets Equity	3,710,409	0.74

ABBREVIATIONS, FOOTNOTES AND INDEX DEFINITIONS

FOREIGN BOND FOOTNOTES:
(A)	—	Par is denominated in Australian Dollars (AUD).
(B)	—	Par is denominated in Brazilian Reals (BRL).
(C)	—	Par is denominated in Canadian Dollars (CAD).
(D)	—	Par is denominated in Danish Kroner (DKK).
(E)	—	Par is denominated in Euro (EUR).
(I)	—	Par is denominated in Indonesian Rupiahs (IDR).
(J)	—	Par is denominated in Japanese Yen (JPY).
(K)	—	Par is denominated in Norwegian Kroner (NOK).
(M)	—	Par is denominated in Mexican Pesos (MXN).
(P)	—	Par is denominated in Polish Zloty (PLN).
(Q)	—	Par is denominated in Russian Rubles (RUB).
(S)	—	Par is denominated in South African Rand (ZAR).
(T)	—	Par is denominated in Turkish Lira (TRY).
(U)	—	Par is denominated in British Pounds (GBP).
(V)	—	Par is denominated in Dominican Pesos (DOP).
(X)	—	Par is denominated in Colombian Pesos (COP).
(Y)	—	Par is denominated in Chinese Yuan (CNY).
(Z)	—	Par is denominated in New Zealand Dollars (NZD).
(ZA)	—	Par is denominated in Argentine Pesos (ARS).

COUNTERPARTY ABBREVIATIONS:
ANZ	—	Counterparty to contract is Australia and New Zealand Banking Group.
BAR	—	Counterparty to contract is Barclays Capital.
BBH	—	Counterparty to contract is Brown Brothers Harriman.
BNP	—	Counterparty to contract is BNP Paribas.
BOA	—	Counterparty to contract is Bank of America.
CITI	—	Counterparty to contract is Citibank NA London.
CME	—	Counterparty to contract is Chicago Mercantile Exchange.
CS	—	Counterparty to contract is Credit Suisse International.
DEUT	—	Counterparty to contract is Deutsche Bank AG.
GSC	—	Counterparty to contract is Goldman Sachs Capital Markets, LP.
HSBC	—	Counterparty to contract is HSBC Securities.
ICE	—	Counterparty to contract is Intercontinental Exchange.
JPM	—	Counterparty to contract is JPMorgan Chase Bank.
LCH	—	Counterparty to contract is LCH.Clearnet
MLCS	—	Counterparty to contract is Merrill Lynch Capital Services, Inc.
MSCS	—	Counterparty to contract is Morgan Stanley Capital Services.
RBC	—	Counterparty to contract is Royal Bank of Canada.
RBS	—	Counterparty to contract is Royal Bank of Scotland.
SS	—	Counterparty to contract is State Street Global Markets.
UBS	—	Counterparty to contract is UBS AG.
WEST	—	Counterparty to contract is Westpac Pollock.

ABBREVIATIONS, FOOTNOTES AND INDEX DEFINITIONS

INDEX DEFINITIONS:

The Bloomberg Barclays Global Aggregate Bond Index is a flagship measure of global investment grade debt from twenty-four local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers.

The Bloomberg Barclays US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency).

The Bloomberg Barclays US Corporate High Yield 2% Issuer Capped Bond Index is an issuer-constrained version of the flagship US Corporate High Yield Index, which measures the USD-denominated, high yield, fixed-rate corporate bond market. The index follows the same rules as the uncapped version, but limits the exposure of each issuer to 2% of the total market value and redistributes any excess market value index-wide on a pro rata basis.

The Bloomberg Barclays US Long Credit Index is a long maturity constrained version of the Bloomberg Barclays US Credit Index which measures the investment grade, US dollar-denominated, fixed-rate, taxable corporate and government related bond markets. It is composed of the US Corporate Index and a non-corporate component that includes foreign agencies, sovereigns, supranationals and local authorities.

The Bloomberg Barclays US Long Government Bond Index is a long maturity constrained version of the Bloomberg Barclays US Government Bond Index which is comprised of the US Treasury and US Agency Indices. The index includes US dollar-denominated, fixed-rate, nominal US Treasuries and US agency debentures (securities issued by US government owned or government sponsored entities, and debt explicitly guaranteed by the US government).

The Bloomberg Barclays US Long Government/Credit Bond Index is a long maturity constrained version of the Bloomberg Barclays US Government/Credit Bond Index which is a broad-based benchmark that measures the non-securitized component of the US Aggregate Index. It includes investment grade, US dollar-denominated, fixed-rate Treasuries, government-related and corporate securities.

The Bloomberg Barclays US Intermediate Government/Credit Bond Index is an intermediate maturity constrained version of the Bloomberg Barclays US Government/Credit Bond Index which is a broad-based benchmark that measures the non-securitized component of the US Aggregate Index. It includes investment grade, US dollar-denominated, fixed-rate Treasuries, government-related and corporate securities.

The Bloomberg Barclays US Treasury Inflation-Linked Bond Index (Series-L) measures the performance of the US Treasury Inflation Protected Securities (TIPS) market. Federal Reserve holdings of US TIPS are not index eligible and are excluded from the face amount outstanding of each bond in the index.

The FTSE 3-Month Treasury Bill Index measures monthly return equivalents of yield averages that are not marked to market, consisting of the last three three-month Treasury bill issues.

The FTSE EPRA/NAREIT Developed Index is designed to track the performance of listed real estate companies and REITS worldwide. By making the index constituents free-float adjusted, liquidity, size and revenue screened, the series is suitable for use as the basis for investment products.

The ICE BofAML 0-3 Month U.S. Treasury Bill Index is a subset of ICE BofAML U.S. Treasury Bill Index including all securities with a remaining term to final maturity less than 3 months.

The ICE BofAML 1-3 Year U.S. Treasury Index is a subset of The ICE BofA Merrill Lynch U.S. Treasury Index including all securities with a remaining term to final maturity less than 3 years.

The ICE BofAML U.S. 3-Month Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date.

The J.P. Morgan Emerging Markets Bond Index Plus is a traditional, market-capitalization weighted index comprised of U.S. dollar denominated Brady bonds, Eurobonds and traded loans issued by sovereign entities.

The MSCI ACWI ex USA Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed (excluding U.S.) and emerging markets.

ABBREVIATIONS, FOOTNOTES AND INDEX DEFINITIONS

The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of developed markets, excluding the U.S. & Canada. The index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The index consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates.

The Russell 1000® Growth Index is a large-cap index consisting of those Russell 1000® Index securities with greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings-ratios, lower dividend yields and higher forecasted growth values than the value universe.

The Russell 1000® Value Index is a large-cap index consisting of those Russell 1000® Index securities with a less-than-average growth orientation. Companies in this index tend to exhibit lower price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values than the growth universe.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure that larger stocks do not distort the performance and characteristics of the actual small-cap opportunity set.

The Russell 3000® Index is composed of approximately 3,000 large U.S. companies. This portfolio of securities represents approximately 98% of the investable U.S. equity market.

The S&P 500® Index is a market capitalization-weighted equity index composed of approximately 500 U.S. companies representing all major industries. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of its constituents.

MyDestination 2015 Fund (Unaudited)

The Fund, through investments in the Select Funds, combined a greater percentage of exposure to equity and fixed-income securities with a smaller percentage allocated to real assets and alternative investments. The Fund followed an allocation glide path designed to become more conservative over time, and the targeted allocations were approximately 50.00% fixed income securities, 38.00% equity securities, 8.00% real assets and 4.00% alternative investments as of December 31, 2017.

As a fund of funds, the Fund’s performance was based on the performance of the underlying Select Funds. The Fund generated a return of 11.67% for the one-year period ended December 31, 2017. Contribution to absolute performance from U.S. equities was positive, largely due to an acceleration of global economic growth. International equity exposure, including both developed and emerging markets, added meaningfully to performance. Non-U.S. equity markets outperformed their U.S. counterparts due in part to higher economic growth and a depreciating U.S. dollar. The International Equity Fund benefited from these macroeconomic tailwinds, along with strong security selection, and was the largest equity investment contributor to absolute performance. The Fund’s fixed-income allocation modestly added to investment returns, and the Medium-Duration Bond Fund was the largest fixed-income investment contributor. The contribution to absolute performance by the Fund’s exposure to real assets was roughly flat, with a positive performance by the Global Real Estate Securities Fund offset by a negative performance from the Global Natural Resources Equity Fund, which was liquidated and terminated on September 22, 2017. An allocation to alternative investments was added on July 1, 2017, and was a small contributor to absolute performance.

The Fund outperformed its composite benchmark in 2017 (11.67% versus 10.88%). The largest contributors to relative outperformance were the International Equity Fund and the Defensive Market Strategies Fund. The largest negative detractor to relative performance was the Global Natural Resource Equity Fund.

Certain derivatives were utilized to provide market exposure for the cash positions held in the Fund. These derivative positions primarily included stock index futures and fixed-income futures. Overall, derivative exposure had a positive impact on Fund performance for the year.

The Fund attempted to achieve its objective by investing in a diversified portfolio of the Select Funds that represent various asset classes. The Fund is managed to the specific year included in its name (“Target Date”) and assumes a retirement age of 65. The Target Date refers to the approximate year an investor in the Fund would plan to retire and likely stop making any new investments in the Fund. The Fund is designed for an investor who anticipates retiring at or near the Target Date and who plans to withdraw the value of the account in the Fund gradually after retirement. Over time, the allocation to asset classes will change according to a predetermined “glide path,” which adjusts the percentage of fixed-income securities and equity securities to become more conservative each year until 12 years after Target Date. (Effective January 12, 2018, the glide path was extended to 15 years after Target Date.) The Fund’s value will fluctuate due to changes in interest rates. There is a risk that the issuer of a fixed-income investment may fail to pay interest or even principal due in a timely manner or at all. The Fund’s value will fluctuate due to business developments concerning a particular issuer, industry or country, as well as general market and economic conditions. Securities of foreign issuers may be negatively impacted by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries, and they also may be subject to inadequate regulatory or accounting standards, which may increase investment risk. By investing in this Fund, you will incur the expenses of the Fund, in addition to those of the underlying Select Funds. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. The amount invested in the Fund is not guaranteed to increase, is not guaranteed against loss nor is the amount of the original investment guaranteed at the target date. It is possible to lose money by investing in the Fund.

At December 31, 2017, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

%
Fixed Income Select Funds	46.8
U.S. Equity Select Fund	31.0
Non-U.S. Equity Select Funds	13.3
Real Return Select Funds	4.7
Alternative Select Funds	4.3
U.S. Treasury Obligation	0.1

100.2

MyDestination 2015 Fund (Unaudited)

Average Annual Total Returns as of 12/31/17
	Institutional Class	Investor Class*	Benchmark**
One Year	N/A	11.67%	10.88%
Five Year	N/A	6.06%	5.87%
Ten Year	N/A	4.44%	4.50%
Since Inception(1)	6.99%	4.59%	4.67%
Inception Date	05/01/17	12/29/06
Total Fund Operating Expenses (May 1, 2017 Prospectus as amended July 1, 2017)(2)	0.74%	0.96%

(1)The Since Inception benchmark performance is based on the start date of December 29, 2006, which corresponds with the inception date of the Investor Class, the longest operating class of the Fund.

(2)The Fund’s shareholders indirectly bear the expenses of the Investor Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2007 to December 31, 2017, with all dividends and capital gains reinvested, with the Fund’s composite benchmark index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**Represents a composite index as of December 2017, consisting of 14.91% of the ICE BofAML 1-3 Year U.S. Treasury Index, 4.38% of the ICE BofAML U.S. 3-Month Treasury Bill Index, 24.85% of the Bloomberg Barclays US Aggregate Bond Index, 4.97% of the Bloomberg Barclays Global Aggregate Bond Index, 2.49% of the Bloomberg Barclays US Corporate High Yield 2% Issuer Capped Bond Index, 2.49% of the J.P. Morgan EMBI Plus, 5.74% of the FTSE 3-Month Treasury Bill Index, 11.78% of the S&P 500® Index, 0.92% of the FTSE EPRA/ NAREIT Developed Index, 6.13% of the Russell 1000® Value Index, 6.13% of the Russell 1000® Growth Index, 1.81% of the Russell 2000® Index, 10.46% of the MSCI EAFE Index and 2.95% of the MSCI Emerging Markets Index.

The construction of the composite index corresponds to the target percentage allocations to the underlying asset classes as represented by the Fund’s investment in the Select Funds. As the target percentage allocations to the underlying investments change according to the My Destination Funds® glide path, the target percentage allocations to the composite index also change.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

MYDESTINATION 2015 FUND SCHEDULE OF INVESTMENTS	December 31, 2017

	Shares	Value
MUTUAL FUNDS — 100.1%
GuideStone Money Market Fund (Institutional Class)¥	12,106,316	$12,106,316
GuideStone Low-Duration Bond Fund (Institutional Class)¥	6,267,908	83,676,573
GuideStone Medium-Duration Bond Fund (Institutional Class)¥	9,696,957	143,030,117
GuideStone Global Bond Fund (Institutional Class)¥	5,561,579	56,060,712
GuideStone Defensive Market Strategies Fund (Institutional Class)¥	5,563,683	70,547,503
GuideStone Equity Index Fund (Institutional Class)¥	1,232,144	36,262,006
GuideStone Value Equity Fund (Institutional Class)¥	1,710,209	38,924,363
GuideStone Growth Equity Fund (Institutional Class)¥	1,536,433	38,687,371
GuideStone Small Cap Equity Fund (Institutional Class)¥	615,120	11,293,600
GuideStone International Equity Index Fund (Institutional Class)¥	1,995,733	21,474,090
GuideStone International Equity Fund (Institutional Class)¥	2,764,562	43,458,921
GuideStone Emerging Markets Equity Fund (Institutional Class)¥	1,702,971	18,732,682

	Shares	Value
GuideStone Inflation Protected Bond Fund (Institutional Class)¥	2,358,664	$24,223,482
GuideStone Global Real Estate Securities Fund (Institutional Class)¥	581,692	5,636,595
GuideStone Strategic Alternatives Fund (Institutional Class)¥	2,670,359	26,890,519

Total Mutual Funds (Cost $612,226,543)		631,004,850

	Par
U.S. TREASURY OBLIGATION — 0.1%
U.S. Treasury Bill
1.42%, 06/07/18Ω‡‡ (Cost $496,925)	$500,000	496,831

TOTAL INVESTMENTS — 100.2% (Cost $612,723,468)		631,501,681

Liabilities in Excess of Other Assets — (0.2)%		(1,187,595)

NET ASSETS — 100.0%		$630,314,086

Futures Contracts outstanding at December 31, 2017:

Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Counter- party	Value and Unrealized Appreciation (Depreciation)
MSCI EAFE Index E-Mini	03/2018	14	$1,431,850	GSC	$14,446
MSCI Emerging Markets E-Mini	03/2018	6	349,110	GSC	16,069
S&P 500® E-Mini	03/2018	23	3,077,400	GSC	23,481
10-Year U.S. Treasury Note	03/2018	41	5,085,922	GSC	(14,173)

Total Futures Contracts outstanding at December 31, 2017			$9,944,282		$39,823

See Notes to Financial Statements.	21

MYDESTINATION 2015 FUND

SCHEDULE OF INVESTMENTS (Continued)

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2017, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Mutual Funds	$631,004,850	$631,004,850	$—	$—
U.S. Treasury Obligation	496,831	—	496,831	—

Total Assets - Investments in Securities	$631,501,681	$631,004,850	$496,831	$—

Other Financial Instruments***
Futures Contracts	$53,996	$53,996	$—	$—

Total Assets - Other Financial Instruments	$53,996	$53,996	$—	$—

Liabilities:
Other Financial Instruments***
Futures Contracts	$(14,173)	$(14,173)	$—	$—

Total Liabilities - Other Financial Instruments	$(14,173)	$(14,173)	$—	$—

***Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding “Futures Contracts outstanding” disclosures.

There were no transfers between Level 1, Level 2 and Level 3 during the year ended December 31, 2017.

22	See Notes to Financial Statements.

MyDestination 2025 Fund (Unaudited)

The Fund, through investments in the Select Funds, combined a greater percentage of exposure to equity securities with smaller percentages allocated to fixed-income securities, real assets and alternative investments. The Fund followed an allocation glide path designed to become more conservative over time, and the targeted allocations were approximately 27.00% fixed income securities, 67.00% equity securities, 4.00% real assets and 2.00% alternative investments as of December 31, 2017.

As a fund of funds, the Fund’s performance was based on the performance of the underlying Select Funds. The Fund generated a return of 14.92% for the one-year period ended December 31, 2017. Contribution to absolute performance from the U.S. equities was positive, largely due to an acceleration of global economic growth. International equity exposure, including both developed and emerging markets, added meaningfully to performance. Non-U.S. equity markets outperformed their U.S. counterparts due in part to higher economic growth and a depreciating U.S. dollar. The International Equity Fund benefited from these macroeconomic tailwinds, along with strong security selection, and was the largest equity investment contributor to absolute performance. The Fund’s fixed-income allocation meaningfully added to investment returns, and the Medium-Duration Bond Fund was the largest fixed-income investment contributor. The contribution to absolute performance by the Fund’s exposure to real assets was roughly flat with a positive performance by the Global Real Estate Securities Fund offset by a negative performance from the Global Natural Resources Equity Fund, which liquidated and terminated on September 22, 2017. An allocation to alternatives investments was added on July 1, 2017, and was a small contributor to absolute performance.

The Fund outperformed its composite benchmark in 2017 (14.92% versus 14.20%). The largest contributors to relative outperformance were the International Equity Fund and the Defensive Market Strategies Fund. The largest negative detractor to relative performance was the Global Natural Resource Equity Fund.

Certain derivatives were utilized to provide market exposure for the cash positions held in the Fund. These derivative positions primarily included stock index futures and fixed-income futures. Overall, derivative exposure had a positive impact on Fund performance for the year.

The Fund attempted to achieve its objective by investing in a diversified portfolio of the Select Funds that represent various asset classes. The Fund is managed to the specific year included in its name (“Target Date”) and assumes a retirement age of 65. The Target Date refers to the approximate year an investor in the Fund would plan to retire and likely stop making any new investments in the Fund. The Fund is designed for an investor who anticipates retiring at or near the Target Date and who plans to withdraw the value of the account in the Fund gradually after retirement. Over time, the allocation to asset classes will change according to a predetermined “glide path,” which adjusts the percentage of fixed-income securities and equity securities to become more conservative each year until 12 years after Target Date. (Effective January 12, 2018, the glide path was extended to 15 years after Target Date.) The Fund’s value will fluctuate due to changes in interest rates. There is a risk that the issuer of a fixed-income investment may fail to pay interest or even principal due in a timely manner or at all. The Fund’s value will fluctuate due to business developments concerning a particular issuer, industry or country, as well as general market and economic conditions. Securities of foreign issuers may be negatively impacted by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries, and they also may be subject to inadequate regulatory or accounting standards, which may increase investment risk. By investing in this Fund, you will incur the expenses of the Fund, in addition to those of the underlying Select Funds. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. The amount invested in the Fund is not guaranteed to increase, is not guaranteed against loss nor is the amount of the original investment guaranteed at the target date. It is possible to lose money by investing in the Fund.

At December 31, 2017, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

%

U.S. Equity Select Funds	39.8
Fixed Income Select Funds	35.6
Non-U.S. Equity Select Funds	19.4
Real Return Select Funds	2.8
Alternative Select Funds	2.4
U.S. Treasury Obligation	0.1

100.1

See Notes to Financial Statements.	23

MyDestination 2025 Fund (Unaudited)

Average Annual Total Returns as of 12/31/17
	Institutional Class	Investor Class*	Benchmark**
One Year	N/A	14.92%	14.20%
Five Year	N/A	7.59%	7.55%
Ten Year	N/A	4.82%	5.03%
Since Inception(1)	9.08%	4.86%	5.12%
Inception Date	05/01/17	12/29/06
Total Fund Operating Expenses (May 1, 2017 Prospectus as amended July 1, 2017)(2)	0.81%	1.05%

(1)The Since Inception benchmark performance is based on the start date of December 29, 2006, which corresponds with the inception date of the Investor Class, the longest operating class of the Fund.

(2)The Fund’s shareholders indirectly bear the expenses of the Investor Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the10-year period from December 31, 2007 to December 31, 2017, with all dividends and capital gains reinvested, with the Fund’s composite benchmark index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**Represents a composite index as of December 2017, consisting of 3.15% of the ICE of BofAML 1-3 Year U.S. Treasury Index, 2.44% of the ICE of BofAML U.S. 3-Month Treasury Bill Index, 25.63% of the Bloomberg Barclays US Aggregate Bond Index, 3.60% of the Bloomberg Barclays Global Aggregate Bond Index, 1.80% of the Bloomberg Barclays US Corporate High Yield 2% Issuer Capped Bond Index, 1.80% of the J.P. Morgan EMBI Plus, 5.52% of the FTSE 3-Month Treasury Bill Index, 14.41% of the S&P 500® Index, 1.23% of the FTSE EPRA/ NAREIT Developed Index, 9.02% of the Russell 1000® Value Index, 9.02% of the Russell 1000® Growth Index, 2.66% of the Russell 2000® Index, 15.39% of the MSCI EAFE Index and 4.34% of the MSCI Emerging Markets Index.

The construction of the composite index corresponds to the target percentage allocations to the underlying asset classes as represented by the Fund’s investment in the Select Funds. As the target percentage allocations to the underlying investments change according to the My Destination Funds® glide path, the target percentage allocations to the composite index also change.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

24	See Notes to Financial Statements.

MYDESTINATION 2025 FUND SCHEDULE OF INVESTMENTS	December 31, 2017

	Shares	Value
MUTUAL FUNDS — 100.1%
GuideStone Money Market Fund (Institutional Class)¥	22,192,320	$22,192,320
GuideStone Low-Duration Bond Fund (Institutional Class)¥	2,239,301	29,894,668
GuideStone Medium-Duration Bond Fund (Institutional Class)¥	18,007,821	265,615,355
GuideStone Global Bond Fund (Institutional Class)¥	7,332,582	73,912,430
GuideStone Defensive Market Strategies Fund (Institutional Class)¥	9,320,038	118,178,085
GuideStone Equity Index Fund (Institutional Class)¥	3,208,354	94,421,860
GuideStone Value Equity Fund (Institutional Class)¥	4,303,150	97,939,697
GuideStone Growth Equity Fund (Institutional Class)¥	3,919,566	98,694,667
GuideStone Small Cap Equity Fund (Institutional Class)¥	1,591,911	29,227,496
GuideStone International Equity Index Fund (Institutional Class)¥	5,107,220	54,953,689
GuideStone International Equity Fund (Institutional Class)¥	7,095,544	111,541,953
GuideStone Emerging Markets Equity Fund (Institutional Class)¥	4,325,574	47,581,311

	Shares	Value
GuideStone Inflation Protected Bond Fund (Institutional Class)¥	1,741,424	$17,884,422
GuideStone Global Real Estate Securities Fund (Institutional Class)¥	1,371,700	13,291,770
GuideStone Strategic Alternatives Fund (Institutional Class)¥	2,600,618	26,188,220

Total Mutual Funds (Cost $1,056,272,893)		1,101,517,943

	Par
U.S. TREASURY OBLIGATION — 0.0%
U.S. Treasury Bill
1.42%, 06/07/18Ω‡‡ (Cost $596,311)	$600,000	596,198

TOTAL INVESTMENTS — 100.1% (Cost $1,056,869,204)		1,102,114,141

Liabilities in Excess of Other Assets — (0.1)%		(1,504,319)

NET ASSETS — 100.0%		$1,100,609,822

Futures Contracts outstanding at December 31, 2017:

Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Counter- party	Value and Unrealized Appreciation (Depreciation)
10-Year U.S. Treasury Note	03/2018	57	$7,070,672	GSC	$(38,297)
MSCI EAFE Index	03/2018	26	2,659,150	GSC	35,015
MSCI Emerging Markets E-Mini	03/2018	17	989,145	GSC	47,837
S&P 500® E-Mini	03/2018	56	7,492,800	GSC	94,545

Total Futures Contracts outstanding at December 31, 2017			$18,211,767		$139,100

See Notes to Financial Statements.	25

MYDESTINATION 2025 FUND

SCHEDULE OF INVESTMENTS (Continued)

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2017, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Mutual Funds	$1,101,517,943	$1,101,517,943	$—	$—
U.S. Treasury Obligation	596,198	—	596,198	—

Total Assets - Investments in Securities	$1,102,114,141	$1,101,517,943	$596,198	$—

Other Financial Instruments***
Futures Contracts	$177,397	$177,397	$—	$—

Total Assets - Other Financial Instruments	$177,397	$177,397	$—	$—

Liabilities:
Other Financial Instruments***
Futures Contracts	$(38,297)	$(38,297)	$—	$—

Total Liabilities - Other Financial Instruments	$(38,297)	$(38,297)	$—	$—

***Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding “Futures Contracts outstanding” disclosure.

There were no transfers between Level 1, Level 2 and Level 3 during the year ended December 31, 2017.

26	See Notes to Financial Statements.

MyDestination 2035 Fund (Unaudited)

The Fund, through investments in the Select Funds, combined a greater percentage of exposure to equity securities with smaller percentages allocated to fixed-income securities and real assets. The Fund followed an allocation glide path designed to become more conservative over time, and the targeted allocations were approximately 20.00% fixed-income securities, 78.00% equity securities and 2.00% real assets as of December 31, 2017.

As a fund of funds, the Fund’s performance was based on the performance of the underlying Select Funds. The Fund generated a return of 18.54% for the one-year period ended December 31, 2017. Contribution to absolute performance from U.S. equities was significantly positive, largely due to an acceleration of global economic growth. The Growth Equity Fund was the largest equity investment contributor to absolute performance, benefiting from macroeconomic tailwinds and strong alpha generation. International equity exposure, including both developed and emerging markets, added meaningfully to performance. Non-U.S. equity markets outperformed their U.S. counterparts due in part to higher economic growth and a depreciating U.S. dollar. The Fund’s fixed-income allocation modestly added to investment returns, and the Medium-Duration Bond Fund was the largest fixed-income investment contributor. The contribution to absolute performance by the Fund’s exposure to real assets was roughly flat, with a positive performance by the Global Real Estate Securities Fund offset by a negative performance from the Global Natural Resources Equity Fund, which liquidated and terminated on September 22, 2017.

The Fund outperformed its composite benchmark in 2017 (18.54% versus 18.16%). The largest contributors to relative outperformance were the International Equity Fund and the Growth Equity Fund. The largest negative detractor to relative performance was the Global Natural Resource Equity Fund.

Certain derivatives were utilized to provide market exposure for the cash positions held in the Fund. These derivative positions primarily included stock index futures and fixed-income futures. Overall, derivative exposure had a positive impact on Fund performance for the year.

The Fund attempted to achieve its objective by investing in a diversified portfolio of the Select Funds that represent various asset classes. The Fund is managed to the specific year included in its name (“Target Date”) and assumes a retirement age of 65. The Target Date refers to the approximate year an investor in the Fund would plan to retire and likely stop making any new investments in the Fund. The Fund is designed for an investor who anticipates retiring at or near the Target Date and who plans to withdraw the value of the account in the Fund gradually after retirement. Over time, the allocation to asset classes will change according to a predetermined “glide path,” which adjusts the percentage of fixed-income securities and equity securities to become more conservative each year until 12 years after Target Date. (Effective January 12, 2018, the glide path was extended to 15 years after Target Date.) The Fund’s value will fluctuate due to changes in interest rates. There is a risk that the issuer of a fixed-income investment may fail to pay interest or even principal due in a timely manner or at all. The Fund’s value will fluctuate due to business developments concerning a particular issuer, industry or country, as well as general market and economic conditions. Securities of foreign issuers may be negatively impacted by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries, and they also may be subject to inadequate regulatory or accounting standards, which may increase investment risk. By investing in this Fund, you will incur the expenses of the Fund, in addition to those of the underlying Select Funds. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. The amount invested in the Fund is not guaranteed to increase, is not guaranteed against loss nor is the amount of the original investment guaranteed at the target date. It is possible to lose money by investing in the Fund.

At December 31, 2017, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

%
U.S. Equity Select Funds	47.4
Non-U.S. Equity Select Funds	29.4
Fixed Income Select Funds	21.7
Real Return Select Funds	1.6
U.S. Treasury Obligation	0.1

100.2

See Notes to Financial Statements.	27

MyDestination 2035 Fund (Unaudited)

Average Annual Total Returns as of 12/31/17
	Institutional Class	Investor Class*	Benchmark**
One Year	N/A	18.54%	18.16%
Five Year	N/A	8.92%	9.64%
Ten Year	N/A	4.86%	5.58%
Since Inception(1)	11.51%	4.89%	5.61%
Inception Date	05/01/17	12/29/06
Total Fund Operating Expenses (May 1, 2017 Prospectus as amended July 1, 2017)(2)	0.83%	1.06%

(1)The Since Inception benchmark performance is based on the start date of December 29, 2006, which corresponds with the inception date of the Investor Class, the longest operating class of the Fund.

(2)The Fund’s shareholders indirectly bear the expenses of the Investor Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2007 to December 31, 2017, with all dividends and capital gains reinvested, with the Fund’s composite benchmark index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**Represents a composite index as of December 2017, consisting of 15.74% of the Bloomberg Barclays US Aggregate Bond Index, 1.97% of the Bloomberg Barclays Global Aggregate Bond Index, 0.98% of the Bloomberg Barclays US Corporate High Yield 2% Issuer Capped Bond Index, 0.98% of the J.P. Morgan EMBI Plus, 1.88% of the FTSE 3-Month Treasury Bill Index, 15.39% of the S&P 500® Index, 1.61% of the FTSE EPRA/NAREIT Developed Index, 13.71% of the Russell 1000® Value Index, 13.71% of the Russell 1000® Growth Index, 4.05% of the Russell 2000® Index, 23.39% of the MSCI EAFE Index and 6.60% of the MSCI Emerging Markets Index.

The construction of the composite index corresponds to the target percentage allocations to the underlying asset classes as represented by the Fund’s investment in the Select Funds. As the target percentage allocations to the underlying investments change according to the My Destination Funds® glide path, the target percentage allocations to the composite index also change.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

28	See Notes to Financial Statements.

MYDESTINATION 2035 FUND SCHEDULE OF INVESTMENTS	December 31, 2017

	Shares	Value
MUTUAL FUNDS — 100.1%
GuideStone Money Market Fund (Institutional Class)¥	16,753,228	$16,753,228
GuideStone Medium-Duration Bond Fund (Institutional Class)¥	6,776,475	99,953,005
GuideStone Global Bond Fund (Institutional Class)¥	2,469,981	24,897,410
GuideStone Defensive Market Strategies Fund (Institutional Class)¥	1,853,885	23,507,261
GuideStone Equity Index Fund (Institutional Class)¥	2,913,180	85,734,900
GuideStone Value Equity Fund (Institutional Class)¥	3,830,076	87,172,532
GuideStone Growth Equity Fund (Institutional Class)¥	3,435,403	86,503,459
GuideStone Small Cap Equity Fund (Institutional Class)¥	1,409,400	25,876,584
GuideStone International Equity Index Fund (Institutional Class)¥	4,569,214	49,164,741
GuideStone International Equity Fund (Institutional Class)¥	6,322,431	99,388,613

Shares		Value
GuideStone Emerging Markets Equity Fund (Institutional Class)¥	3,903,341	$42,936,748
GuideStone Global Real Estate Securities Fund (Institutional Class)¥	1,061,128	10,282,334

Total Mutual Funds (Cost $618,354,551)		652,170,815

	Par
U.S. TREASURY OBLIGATION — 0.1%
U.S. Treasury Bill
1.42%, 06/07/18Ω‡‡ (Cost $596,311)	$600,000	596,198

TOTAL INVESTMENTS — 100.2% (Cost $618,950,862)		652,767,013
Liabilities in Excess of Other Assets — (0.2)%		(1,538,506)

NET ASSETS — 100.0%		$651,228,507

Futures Contracts outstanding at December 31, 2017:

Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Counter- party	Value and Unrealized Appreciation (Depreciation)
MSCI EAFE Index E-Mini	03/2018	30	$3,068,250	GSC	$40,365
MSCI Emerging Markets E-Mini	03/2018	13	756,405	GSC	36,237
S&P 500® E-Mini	03/2018	54	7,225,200	GSC	91,169
10-Year U.S. Treasury Note	03/2018	25	3,101,172	GSC	(16,797)

Total Futures Contracts outstanding at December 31, 2017			$14,151,027		$150,974

See Notes to Financial Statements.	29

MYDESTINATION 2035 FUND

SCHEDULE OF INVESTMENTS (Continued)

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2017, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Mutual Funds	$652,170,815	$652,170,815	$—	$—
U.S. Treasury Obligation	596,198	—	596,198	—

Total Assets - Investments in Securities	$652,767,013	$652,170,815	$596,198	$—

Other Financial Instruments***
Futures Contracts	$167,771	$167,771	$—	$—

Total Assets - Other Financial Instruments	$167,771	$167,771	$—	$—

Liabilities:
Other Financial Instruments***
Futures Contracts	$(16,797)	$(16,797)	$—	$—

Total Liabilities - Other Financial Instruments	$(16,797)	$(16,797)	$—	$—

***Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding “Futures Contracts outstanding” disclosure.

There were no transfers between Level 1, Level 2 and Level 3 during the year ended December 31, 2017.

30	See Notes to Financial Statements.

MyDestination 2045 Fund (Unaudited)

The Fund, through investments in the Select Funds, combined a high percentage of exposure to equity securities with only modest percentages allocated to fixed-income securities and real assets. The Fund followed an allocation glide path designed to become more conservative over time, and the targeted allocations were approximately 12.00% fixed-income securities, 86.00% equity securities and 2.00% real assets as of December 31, 2017.

As a fund of funds, the Fund’s performance was based on the performance of the underlying Select Funds. The Fund generated a return of 20.90% for the one-year period ended December 31, 2017. Contribution to absolute performance from U.S. equities was significantly positive, largely due to an acceleration of global economic growth. The Growth Equity Fund was the largest equity investment contributor to absolute performance, benefiting from macroeconomic tailwinds and strong alpha generation. International equity exposure, including both developed and emerging markets, added meaningfully to performance. Non-U.S. equity markets outperformed their U.S. counterparts due in part to higher economic growth and a depreciating U.S. dollar. The Fund’s fixed-income allocation modestly added to investment returns, and the Medium-Duration Bond Fund was the largest fixed-income investment contributor. The contribution to absolute performance by the Fund’s exposure to real assets was roughly flat with a positive performance by the Global Real Estate Securities Fund offset by a negative performance from the Global Natural Resources Equity Fund, which liquidated and terminated on September 22, 2017.

The Fund outperformed its composite benchmark in 2017 (20.90% versus 20.39%). The largest contributors to relative outperformance were the International Equity Fund and the Growth Equity Fund. The largest negative detractor to relative performance was the Global Natural Resource Equity Fund.

Certain derivatives were utilized to provide market exposure for the cash positions held in the Fund. These derivative positions primarily included stock index futures and fixed-income futures. Overall, derivative exposure had a positive impact on Fund performance for the year.

The Fund attempted to achieve its objective by investing in a diversified portfolio of the Select Funds that represent various asset classes. The Fund is managed to the specific year included in its name (“Target Date”) and assumes a retirement age of 65. The Target Date refers to the approximate year an investor in the Fund would plan to retire and likely stop making any new investments in the Fund. The Fund is designed for an investor who anticipates retiring at or near the Target Date and who plans to withdraw the value of the account in the Fund gradually after retirement. Over time, the allocation to asset classes will change according to a predetermined “glide path,” which adjusts the percentage of fixed-income securities and equity securities to become more conservative each year until 12 years after Target Date. (Effective January 12, 2018, the glide path was extended to 15 years after Target Date.) The Fund’s value will fluctuate due to changes in interest rates. There is a risk that the issuer of a fixed-income investment may fail to pay interest or even principal due in a timely manner or at all. The Fund’s value will fluctuate due to business developments concerning a particular issuer, industry or country, as well as general market and economic conditions. Securities of foreign issuers may be negatively impacted by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries, and they also may be subject to inadequate regulatory or accounting standards, which may increase investment risk. By investing in this Fund, you will incur the expenses of the Fund, in addition to those of the underlying Select Funds. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. The amount invested in the Fund is not guaranteed to increase, is not guaranteed against loss nor is the amount of the original investment guaranteed at the target date. It is possible to lose money by investing in the Fund.

At December 31, 2017, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

%
U.S. Equity Select Funds	51.8
Non-U.S. Equity Select Funds	34.9
Fixed Income Select Funds	11.7
Real Return Select Funds	1.8
U.S. Treasury Obligation	0.1

100.3

See Notes to Financial Statements.	31

MyDestination 2045 Fund (Unaudited)

Average Annual Total Returns as of 12/31/17
	Institutional Class	Investor Class*	Benchmark**
One Year	N/A	20.90%	20.39%
Five Year	N/A	9.59%	10.46%
Ten Year	N/A	4.94%	5.74%
Since Inception(1)	12.85%	4.89%	5.70%
Inception Date	05/01/17	12/29/06
Total Fund Operating Expenses (May 1, 2017 Prospectus as amended July 1, 2017)(2)	0.85%	1.07%

(1)The Since Inception benchmark performance is based on the start date of December 29, 2006, which corresponds with the inception date of the Investor Class, the longest operating class of the Fund.

(2)The Fund’s shareholders indirectly bear the expenses of the Investor Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2007 to December 31, 2017, with all dividends and capital gains reinvested, with the Fund’s composite benchmark index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**Represents a composite index as of December 2017, consisting of 7.47% of the Bloomberg Barclays US Aggregate Bond Index, 0.94% of the Bloomberg Barclays Global Aggregate Bond Index, 0.47% of the Bloomberg Barclays US Corporate High Yield 2% Issuer Capped Bond Index, 0.47% of the J.P. Morgan EMBI Plus, 16.01% of the S&P 500® Index, 1.81% of the FTSE EPRA/NAREIT Developed Index, 16.25% of the Russell 1000® Value Index, 16.25% of the Russell 1000® Growth Index, 4.80% of the Russell 2000® Index, 27.72% of the MSCI EAFE Index and 7.82% of the MSCI Emerging Markets Index.

The construction of the composite index corresponds to the target percentage allocations to the underlying asset classes as represented by the Fund’s investment in the Select Funds. As the target percentage allocations to the underlying investments change according to the My Destination Funds® glide path, the target percentage allocations to the composite index also change.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

32	See Notes to Financial Statements.

MYDESTINATION 2045 FUND
SCHEDULE OF INVESTMENTS	December 31, 2017

	Shares	Value
MUTUAL FUNDS — 100.2%
GuideStone Money Market Fund (Institutional Class)¥	12,587,681	$12,587,681
GuideStone Medium-Duration Bond Fund (Institutional Class)¥	2,421,211	35,712,858
GuideStone Global Bond Fund (Institutional Class)¥	886,032	8,931,205
GuideStone Equity Index Fund (Institutional Class)¥	2,589,513	76,209,365
GuideStone Value Equity Fund (Institutional Class)¥	3,418,924	77,814,705
GuideStone Growth Equity Fund (Institutional Class)¥	3,050,952	76,822,973
GuideStone Small Cap Equity Fund (Institutional Class)¥	1,247,024	22,895,366
GuideStone International Equity Index Fund (Institutional Class)¥	4,061,844	43,705,438
GuideStone International Equity Fund (Institutional Class)¥	5,651,013	88,833,931
GuideStone Emerging Markets Equity Fund (Institutional Class)¥	3,462,288	38,085,166

	Shares	Value
GuideStone Global Real Estate Securities Fund (Institutional Class)¥	901,396	$8,734,528

Total Mutual Funds (Cost $458,657,486)		490,333,216

	Par
U.S. TREASURY OBLIGATION — 0.1%
U.S. Treasury Bill
1.42%, 06/07/18Ω‡‡ (Cost $496,925)	$500,000	496,831

TOTAL INVESTMENTS — 100.3% (Cost $459,154,411)		490,830,047
Liabilities in Excess of Other Assets — (0.3)%		(1,339,635)

NET ASSETS — 100.0%		$489,490,412

Futures Contracts outstanding at December 31, 2017:

Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Counter- party	Value and Unrealized Appreciation (Depreciation)
MSCI EAFE Index E-Mini	03/2018	26	$2,659,150	GSC	$35,015
MSCI Emerging Markets E-Mini	03/2018	10	581,850	GSC	27,718
S&P 500® E-Mini	03/2018	47	6,288,600	GSC	79,351
10-Year U.S. Treasury Note	03/2018	8	992,375	GSC	(5,375)

Total Futures Contracts outstanding at December 31, 2017			$10,521,975		$136,709

See Notes to Financial Statements.	33

MYDESTINATION 2045 FUND

SCHEDULE OF INVESTMENTS (Continued)

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2017, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Mutual Funds	$490,333,216	$490,333,216	$—	$—
U.S. Treasury Obligation	496,831	—	496,831	—

Total Assets - Investments in Securities	$490,830,047	$490,333,216	$496,831	$—

Other Financial Instruments***
Futures Contracts	$142,084	$142,084	$—	$—

Total Assets - Other Financial Instruments	$142,084	$142,084	$—	$—

Liabilities:
Other Financial Instruments***
Futures Contracts	$(5,375)	$(5,375)	$—	$—

Total Liabilities - Other Financial Instruments	$(5,375)	$(5,375)	$—	$—

***Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding “Futures Contracts outstanding” disclosure.

There were no transfers between Level 1, Level 2 and Level 3 during the year ended December 31, 2017.

34	See Notes to Financial Statements.

MyDestination 2055 Fund (Unaudited)

The Fund, through investments in the Select Funds, combined a high percentage of exposure to equity securities with only modest percentages allocated to fixed-income securities and real assets. The Fund followed an allocation glide path designed to become more conservative over time, and the targeted allocations were approximately 7.00% fixed-income investments, 91.00% equity investments and 2.00% real assets as of December 31, 2017.

As a fund of funds, the Fund’s performance was based on the performance of the underlying Select Funds. The Fund generated a return of 21.73% for the one-year period ended December 31, 2017. Contribution to absolute performance from U.S. equities was significantly positive, largely due to an acceleration of global economic growth. The Growth Equity Fund was the largest equity investment contributor to absolute performance benefiting from macroeconomic tailwinds and strong alpha generation. International equity exposure, including both developed and emerging markets, added meaningfully to performance. Non-U.S. equity markets outperformed their U.S. counterparts due in part to higher economic growth and a depreciating U.S. dollar. The Fund’s fixed-income allocation modestly added to investment returns, and the Medium-Duration Bond Fund was the largest fixed-income investment contributor. The contribution to absolute performance by the Fund’s exposure to real assets was roughly flat, with a positive performance by the Global Real Estate Securities Fund offset by a negative performance from the Global Natural Resources Equity Fund, which liquidated and terminated on September 22, 2017.

The Fund outperformed its composite benchmark in 2017 (21.73% versus 21.22%). The largest contributors to relative outperformance were the International Equity Fund and the Growth Equity Fund. The largest negative detractor to relative performance was the Global Natural Resource Equity Fund.

Certain derivatives were utilized to provide market exposure for the cash positions held in the Fund. These derivative positions primarily included stock index futures and fixed-income futures. Overall, derivative exposure had a positive impact on Fund performance for the year.

The Fund attempted to achieve its objective by investing in a diversified portfolio of the Select Funds that represent various asset classes. The Fund is managed to the specific year included in its name (“Target Date”) and assumes a retirement age of 65. The Target Date refers to the approximate year an investor in the Fund would plan to retire and likely stop making any new investments in the Fund. The Fund is designed for an investor who anticipates retiring at or near the Target Date and who plans to withdraw the value of the account in the Fund gradually after retirement. Over time, the allocation to asset classes will change according to a predetermined “glide path,” which adjusts the percentage of fixed-income securities and equity securities to become more conservative each year until 12 years after Target Date. (Effective January 12, 2018, the glide path was extended to 15 years after Target Date.) The Fund’s value will fluctuate due to changes in interest rates. There is a risk that the issuer of a fixed-income investment may fail to pay interest or even principal due in a timely manner or at all. The Fund’s value will fluctuate due to business developments concerning a particular issuer, industry or country, as well as general market and economic conditions. Securities of foreign issuers may be negatively impacted by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries, and they also may be subject to inadequate regulatory or accounting standards, which may increase investment risk. By investing in this Fund, you will incur the expenses of the Fund, in addition to those of the underlying Select Funds. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. The amount invested in the Fund is not guaranteed to increase, is not guaranteed against loss nor is the amount of the original investment guaranteed at the target date. It is possible to lose money by investing in the Fund.

At December 31, 2017, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

%
U.S. Equity Select Funds	54.2
Non-U.S. Equity Select Funds	36.4
Fixed Income Select Funds	7.6
Real Return Select Funds	1.9
U.S. Treasury Obligation	0.1

100.2

See Notes to Financial Statements.	35

MyDestination 2055 Fund (Unaudited)

Average Annual Total Returns as of 12/31/17
	Institutional Class	Investor Class*	Benchmark**
One Year	N/A	21.73%	21.22%
Five Year	N/A	9.81%	10.69%
Ten Year	N/A	N/A	N/A
Since Inception(1)	13.33%	10.53%	11.64%
Inception Date	05/01/17	01/01/12
Total Fund Operating Expenses (May 1, 2017 Prospectus as amended July 1, 2017)(2)	0.92%	1.12%

(1)The Since Inception benchmark performance is based on the start date of January 1, 2012, which corresponds with the inception date of the Investor Class, the longest operating class of the Fund.

(2)The Fund’s shareholders indirectly bear the expenses of the Investor Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund since January 1, 2012 (commencement of operations), with all dividends and capital gains reinvested, with the Fund’s composite benchmark index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**Represents a composite index as of December 2017, consisting of 4.00% of the Bloomberg Barclays US Aggregate Bond Index, 0.50% of the Bloomberg Barclays Global Aggregate Bond Index, 0.25% of the Bloomberg Barclays US Corporate High Yield 2% Issuer Capped Bond Index, 0.25% of the J.P. Morgan EMBI Plus, 16.77% of the S&P 500® Index, 1.90% of the FTSE EPRA/NAREIT Developed Index, 17.03% of the Russell 1000® Value Index, 17.03% of the Russell 1000® Growth Index, 5.03% of the Russell 2000® Index, 29.05% of the MSCI EAFE Index and 8.19% of the MSCI Emerging Markets Index.

The construction of the composite index corresponds to the target percentage allocations to the underlying asset classes as represented by the Fund’s investment in the Select Funds. As the target percentage allocations to the underlying investments change according to the My Destination Funds® glide path, the target percentage allocations to the composite index also change.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

36	See Notes to Financial Statements.

MYDESTINATION 2055 FUND SCHEDULE OF INVESTMENTS	December 31, 2017

	Shares	Value
MUTUAL FUNDS — 100.1%
GuideStone Money Market Fund (Institutional Class)¥	3,137,695	$3,137,695
GuideStone Medium-Duration Bond Fund (Institutional Class)¥	307,243	4,531,841
GuideStone Global Bond Fund (Institutional Class)¥	112,268	1,131,662
GuideStone Equity Index Fund (Institutional Class)¥	643,339	18,933,451
GuideStone Value Equity Fund (Institutional Class)¥	844,470	19,220,144
GuideStone Growth Equity Fund (Institutional Class)¥	762,330	19,195,469
GuideStone Small Cap Equity Fund (Institutional Class)¥	308,468	5,663,465
GuideStone International Equity Index Fund (Institutional Class)¥	1,012,341	10,892,784
GuideStone International Equity Fund (Institutional Class)¥	1,405,199	22,089,726
GuideStone Emerging Markets Equity Fund (Institutional Class)¥	853,427	9,387,700

	Shares	Value
GuideStone Global Real Estate Securities Fund (Institutional Class)¥	224,263	$2,173,105

Total Mutual Funds (Cost $107,028,638)		116,357,042

	Par
U.S. TREASURY OBLIGATION — 0.1%
U.S. Treasury Bill 1.08%,
02/15/18Ω‡‡ (Cost $99,866)	$100,000	99,849

TOTAL INVESTMENTS — 100.2% (Cost $107,128,504)		116,456,891
Liabilities in Excess of Other Assets — (0.2)%		(272,227)

NET ASSETS — 100.0%		$116,184,664

Futures Contracts outstanding at December 31, 2017:

Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Counter- party	Value and Unrealized Appreciation/ (Depreciation)
S&P 500® E-Mini	03/2018	18	$2,408,400	GSC	$23,628

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2017, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Mutual Funds	$116,357,042	$116,357,042	$—	$—
U.S. Treasury Obligation	99,849	—	99,849	—

Total Assets - Investments in Securities	$116,456,891	$116,357,042	$99,849	$—

Other Financial Instruments***
Futures Contracts	$23,628	$23,628	$—	$—

Total Assets - Other Financial Instruments	$23,628	$23,628	$—	$—

***Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding “Futures Contracts outstanding” disclosure.

There were no transfers between Level 1, Level 2 and Level 3 during the year ended December 31, 2017.

See Notes to Financial Statements.	37

STATEMENTS OF ASSETS AND LIABILITIES	December 31, 2017

	MyDestination 2015 Fund	MyDestination 2025 Fund
Assets
Investments in securities of unaffiliated issuers, at value	$496,831	$596,198
Investments in securities of affiliated issuers, at value	631,004,850	1,101,517,943

Total investments, at value(1)	631,501,681	1,102,114,141
Receivables:
Dividends	9,411	18,730
From advisor	—	—
Fund shares sold	122,996	325,463
Variation margin on financial futures contracts	10,088	16,428
Prepaid expenses and other assets	13,331	16,602

Total Assets	631,657,507	1,102,491,364

Liabilities
Cash Overdraft	1,004,415	1,501,880
Payables:
Fund shares redeemed	109,976	3,948
Variation margin on financial futures contracts	11,212	27,300
Accrued expenses:
Investment advisory fees	52,952	92,192
Professional fees	17,849	17,849
Shareholder servicing fees	109,313	183,972
Other expenses	37,704	54,401

Total Liabilities	1,343,421	1,881,542

Net Assets	$630,314,086	$1,100,609,822

Net Assets Consist of:
Paid-in-capital	$599,633,969	$1,037,899,331
Accumulated net investment income	10,046,638	11,522,343
Undistributed (accumulated) net realized gain (loss) on investments and derivative transactions	1,815,443	5,804,111
Net unrealized appreciation (depreciation) on investments and derivative transactions	18,818,036	45,384,037

Net Assets	$630,314,086	$1,100,609,822

Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to the Institutional Class	$108,975,386	$222,030,507

Institutional shares outstanding	10,504,035	21,656,127

Net asset value, offering and redemption price per Institutional share	$10.37	$10.25

Net assets applicable to the Investor Class	$521,338,700	$878,579,315

Investor shares outstanding	50,232,755	85,597,893

Net asset value, offering and redemption price per Investor share	$10.38	$10.26

(1) Investments in securities of unaffiliated issuers, at cost	$496,925	$596,311
Investments in securities of affiliated issuers, at cost	612,226,543	1,056,272,893

Total investments, at cost	$612,723,468	$1,056,869,204

38	See Notes to Financial Statements.

MyDestination 2035 Fund	MyDestination 2045 Fund	MyDestination 2055 Fund

$ 596,198	$496,831	$99,849
652,170,815	490,333,216	116,357,042

652,767,013	490,830,047	116,456,891

13,649	10,225	2,559
—	7,096	13,264
296,136	120,369	142,301
8,888	4,585	—
13,760	13,646	12,176

653,099,446	490,985,968	116,627,191

1,498,681	1,312,445	370,365

134,309	80	2,942
26,325	22,913	8,775

54,330	40,778	9,546
17,849	17,850	17,849
104,144	71,783	16,021
35,301	29,707	17,029

1,870,939	1,495,556	442,527

$651,228,507	$489,490,412	$116,184,664

$607,425,538	$451,234,673	$105,821,466
10,442,871	7,684,341	1,781,017
(607,027)	(1,240,947)	(769,834)
33,967,125	31,812,345	9,352,015

$651,228,507	$489,490,412	$116,184,664

$152,421,331	$145,343,185	$38,161,106

15,316,630	15,135,713	2,836,524

$ 9.95	$9.60	$13.45

$498,807,176	$344,147,227	$78,023,558

50,102,798	35,842,230	5,802,380

$ 9.96	$9.60	$13.45

$ 596,311	$496,925	$99,866
618,354,551	458,657,486	107,028,638

$618,950,862	$459,154,411	$107,128,504

See Notes to Financial Statements.	39

STATEMENTS OF OPERATIONS	For the Year Ended December 31, 2017

MyDestination 2015 Fund
Investment Income
Income distributions received from affiliated funds	$9,585,350
Interest	—

Total Investment Income	9,585,350

Expenses
Investment advisory fees	588,039
Transfer agent fees:
Institutional shares(1)	3,366
Investor shares	33,528
Custodian fees	21,828
Shareholder servicing fees:
Investor shares	1,288,128
Accounting and administration fees	35,260
Professional fees	76,446
Blue sky fees:
Institutional shares(1)	20,405
Investor shares	31,874
Trustees expenses	6,581
Line of credit facility fees and interest expense	4,005
Interest expense	19
Other expenses	15,697

Total Expenses	2,125,176
Expenses waived/reimbursed net of amount recaptured(2)	(53,852)

Net Expenses	2,071,324

Net Investment Income	7,514,026

Realized and Unrealized Gain (Loss)
Capital gain distributions received from affiliated funds	13,600,726
Net realized gain (loss) on investment securities of affiliated issuers	2,295,439
Net realized gain on futures transactions	1,345,077

Net realized gain	17,241,242

Change in unrealized appreciation (depreciation) on investment securities of affiliated issuers	39,681,096
Change in unrealized appreciation (depreciation) on investment securities of unaffiliated issuers	(62)
Change in unrealized appreciation (depreciation) on futures	79,357

Net change in unrealized appreciation (depreciation)	39,760,391

Net Realized and Unrealized Gain	57,001,633

Net Increase in Net Assets Resulting from Operations	$64,515,659

(1)	Inception date for Institutional Class for MyDestination 2015 Fund, MyDestination 2025 Fund, MyDestination 2035 Fund, MyDestination 2045 Fund and MyDestination 2055 Fund was May 1, 2017.
(2)	See Note 3a and 3c in Notes to Financial Statements.

40	See Notes to Financial Statements.

MyDestination 2025 Fund	MyDestination 2035 Fund	MyDestination 2045 Fund	MyDestination 2055 Fund

$15,403,241	$9,265,510	$6,717,888	$1,503,413
—	—	5	—

15,403,241	9,265,510	6,717,893	1,503,413

990,332	567,918	424,084	89,594

3,366	3,366	3,366	3,365
41,932	30,300	27,317	20,527
27,447	21,845	20,386	12,541

2,120,556	1,181,633	836,073	169,654
58,697	33,827	25,439	5,885
76,446	76,446	76,446	76,446

20,216	20,216	22,440	20,437
32,229	25,903	26,009	24,033
10,274	6,287	4,957	1,791
6,269	5,225	3,116	940
1,969	366	—	1,879
27,010	18,354	14,893	18,640

3,416,743	1,991,686	1,484,526	445,732
(36,942)	(45,219)	(74,894)	(141,738)

3,379,801	1,946,467	1,409,632	303,994

12,023,440	7,319,043	5,308,261	1,199,419

31,184,042	23,059,069	19,439,902	4,721,667
6,407,884	(1,290,299)	(1,176,915)	357,205
2,561,176	1,782,040	1,515,158	281,082

40,153,102	23,550,810	19,778,145	5,359,954

84,593,998	65,017,974	54,529,860	10,707,626
(61)	(61)	(53)	(10)
215,977	230,178	186,677	27,401

84,809,914	65,248,091	54,716,484	10,735,017

124,963,016	88,798,901	74,494,629	16,094,971

$136,986,456	$96,117,944	$79,802,890	$17,294,390

See Notes to Financial Statements.	41

STATEMENTS OF CHANGES IN NET ASSETS

	MyDestination 2015 Fund		MyDestination 2025 Fund
	For the Year Ended		For the Year Ended
	12/31/17	12/31/16	12/31/17	12/31/16
Operations:
Net investment income	$7,514,026	$8,418,415	$12,023,440	$13,254,628
Net realized gain (loss) on investment securities and futures transactions	17,241,242	3,130,405	40,153,102	6,414,502
Net change in unrealized appreciation (depreciation) on investment securities and futures	39,760,391	23,098,892	84,809,914	41,265,382

Net increase in net assets resulting from operations	64,515,659	34,647,712	136,986,456	60,934,512

Dividends and Distributions to Shareholders:(1)
Dividends from net investment income
Institutional shares	(641,478)	—	(2,639,827)	—
Investor shares	(1,860,261)	(6,155,633)	(8,364,170)	(8,416,042)
Distributions from net realized capital gains
Institutional shares	(2,417,980)	—	(6,291,456)	—
Investor shares	(11,453,131)	(9,812,326)	(24,908,061)	(19,446,568)

Total dividends and distributions	(16,372,850)	(15,967,959)	(42,203,514)	(27,862,610)

Capital Share Transactions:(1)
Proceeds from shares sold
Institutional shares	113,256,141	—	214,353,950	—
Investor shares	82,501,857	84,788,090	138,861,919	129,211,781
Reinvestment of dividends and distributions
Institutional shares	3,059,458	—	8,931,283	—
Investor shares	13,312,314	15,963,515	33,271,048	27,861,817

Total proceeds from shares sold and reinvested	212,129,770	100,751,605	395,418,200	157,073,598

Value of shares redeemed
Institutional shares	(11,401,387)	—	(10,202,150)	—
Investor shares	(153,957,686)	(63,543,088)	(234,560,442)	(42,672,317)

Total value of shares redeemed	(165,359,073)	(63,543,088)	(244,762,592)	(42,672,317)

Net increase from capital share transactions(2)	46,770,697	37,208,517	150,655,608	114,401,281

Total increase in net assets	94,913,506	55,888,270	245,438,550	147,473,183

Net Assets:
Beginning of Year	535,400,580	479,512,310	855,171,272	707,698,089

End of Year*	$630,314,086	$535,400,580	$1,100,609,822	$855,171,272

*Including undistributed net investment income	$10,046,638	$2,262,782	$11,522,343	$4,838,586

(1)	Inception date for Institutional Class for MyDestination 2015 Fund, MyDestination 2025 Fund, MyDestination 2035 Fund, MyDestination 2045 Fund and MyDestination 2055 Fund was May 1, 2017.
(2)	See Note 6 in Notes to Financial Statements.

42	See Notes to Financial Statements.

MyDestination 2035 Fund		MyDestination 2045 Fund		MyDestination 2055 Fund
For the Year Ended		For the Year Ended		For the Year Ended
12/31/17	12/31/16	12/31/17	12/31/16	12/31/17	12/31/16

$ 7,319,043	$7,042,640	$5,308,261	$4,670,638	$1,199,419	$791,724

23,550,810	1,551,137	19,778,145	328,657	5,359,954	(330,626)

65,248,091	26,825,146	54,716,484	21,855,450	10,735,017	4,128,392

96,117,944	35,418,923	79,802,890	26,854,745	17,294,390	4,589,490

(1,105,684)	—	(1,124,943)	—	(65,415)	—
(2,490,452)	(3,450,311)	(1,895,549)	(1,654,993)	(41,040)	(686,008)

(4,865,521)	—	(5,234,610)	—	(1,616,713)	—
(16,041,331)	(14,584,084)	(12,491,640)	(11,986,023)	(3,294,180)	(1,723,825)

(24,502,988)	(18,034,395)	(20,746,742)	(13,641,016)	(5,017,348)	(2,409,833)

143,246,388	—	134,495,227	—	35,427,273	—
78,857,500	69,340,421	53,664,908	55,119,010	31,044,282	22,719,176

5,971,204	—	6,359,553	—	1,682,128	—
18,531,779	18,034,395	14,387,189	13,641,016	3,335,220	2,409,832

246,606,871	87,374,816	208,906,877	68,760,026	71,488,903	25,129,008

(5,699,759)	—	(4,856,474)	—	(1,236,265)	—
(140,345,026)	(16,986,664)	(127,887,444)	(9,420,875)	(29,318,397)	(2,800,595)

(146,044,785)	(16,986,664)	(132,743,918)	(9,420,875)	(30,554,662)	(2,800,595)

100,562,086	70,388,152	76,162,959	59,339,151	40,934,241	22,328,413

172,177,042	87,772,680	135,219,107	72,552,880	53,211,283	24,508,070

479,051,465	391,278,785	354,271,305	281,718,425	62,973,381	38,465,311

$ 651,228,507	$479,051,465	$489,490,412	$354,271,305	$116,184,664	$62,973,381

$ 10,442,871	$3,592,329	$7,684,341	$3,015,645	$1,781,017	$105,716

See Notes to Financial Statements.	43

FINANCIAL HIGHLIGHTS

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income(1)		Capital Gain Distributions Received from Affiliated Funds	Realized and Unrealized Gain (Loss) on Investments	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net(2)(3)	Expenses, Gross(2)(4)	Investment Income, Net (1)(3)	Portfolio Turnover Rate
MyDestination 2015 Fund

Institutional Class
2017(5)	$ 9.97	$0.12	#	$0.23	$0.35	$(0.06)	$(0.24)	$10.37	6.99%	$108,975	0.16%	0.16%	1.78%	17%

Investor Class
2017	$ 9.54	$0.12	#	$0.22	$0.78	$(0.04)	$(0.24)	$10.38	11.67%	$521,339	0.38%	0.39%	1.21%	17%
2016	9.19	0.16	#	0.13	0.35	(0.11)	(0.18)	9.54	6.99	535,401	0.35	0.40	1.65	16
2015	10.84	0.15	#	0.36	(0.74)	(0.14)	(1.28)	9.19	(2.06)	479,512	0.28	0.31	1.41	108 (6)
2014	10.97	0.15	#	0.35	(0.07)	(0.22)	(0.34)	10.84	3.92	480,325	0.14	0.14	1.29	6
2013	10.21	0.12	#	0.44	0.49	(0.28)	(0.01)	10.97	10.35	440,481	0.14	0.14	1.10	15
MyDestination 2025 Fund

Institutional Class
2017(5)	$ 9.79	$0.13	#	$0.31	$0.44	$(0.12)	$(0.30)	$10.25	9.08%	$222,031	0.14%	0.14%	1.82%	15%

Investor Class
2017	$ 9.28	$0.11	#	$0.29	$0.98	$(0.10)	$(0.30)	$10.26	14.92%	$878,579	0.38%	0.38%	1.12%	15%
2016	8.88	0.16	#	0.16	0.39	(0.09)	(0.22)	9.28	8.01	855,171	0.35	0.39	1.70	17
2015	10.66	0.16	#	0.49	(0.97)	(0.13)	(1.33)	8.88	(2.91)	707,698	0.28	0.31	1.46	110 (6)
2014	10.80	0.14	#	0.46	(0.18)	(0.22)	(0.34)	10.66	3.88	658,695	0.14	0.14	1.23	3
2013	9.84	0.13	#	0.57	0.78	(0.27)	(0.25)	10.80	15.15	545,652	0.14	0.14	1.19	16
MyDestination 2035 Fund

Institutional Class
2017(5)	$ 9.29	$0.13	#	$0.38	$0.55	$(0.07)	$(0.33)	$9.95	11.51%	$152,421	0.15%	0.15%	1.99%	35%

Investor Class
2017	$ 8.72	$0.11	#	$0.36	$1.15	$(0.05)	$(0.33)	$9.96	18.66%	$498,807	0.38%	0.39%	1.16%	35%
2016	8.36	0.14	#	0.15	0.42	(0.07)	(0.28)	8.72	8.38	479,051	0.35	0.40	1.65	16
2015	10.49	0.15	#	0.62	(1.24)	(0.12)	(1.54)	8.36	(4.30)	391,279	0.28	0.32	1.41	120 (6)
2014	10.79	0.12	#	0.51	(0.34)	(0.19)	(0.40)	10.49	2.70	358,812	0.15	0.15	1.10	5
2013	9.40	0.11	#	0.64	1.26	(0.22)	(0.40)	10.79	21.41	291,874	0.19	0.16	1.05	17

#	Calculated using the average shares outstanding method.
(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Does not include expenses of the investment companies in which the Fund invests. The estimated acquired fund fees which are incurred directly by the underlying funds for the MyDestination 2015 Fund, MyDestination 2025 Fund, MyDestination 2035 Fund, MyDestination 2045 Fund and MyDestination 2055 Fund were 0.58%, 0.63%, 0.66%, 0.67% and 0.72%, respectively for 2017, and are deducted from the value of the funds in which each Fund invests and is included in each Fund’s total return.
(3)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
(4)	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.
(5)	Inception date was May 1, 2017. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(6)	The portfolio turnover rate for the year ended December 31, 2015 reflects rebalancing of holdings in the Funds and is not representative of a change in investment strategy for the Funds.

44	See Notes to Financial Statements.

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income(1)		Capital Gain Distributions Received from Affiliated Funds	Realized and Unrealized Gain (Loss) on Investments	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net(2)(3)	Expenses, Gross(2)(4)	Investment Income, Net (1)(3)	Portfolio Turnover Rate
MyDestination 2045 Fund

Institutional Class
2017(5)	$8.90	$0.13	#	$0.41	$0.60	$(0.07)	$(0.37)	$9.60	12.85%	$145,343	0.16%	0.16%	1.99%	10%

Investor Class
2017	$8.29	$0.10	#	$0.37	$1.26	$(0.05)	$(0.37)	$9.60	20.90%	$344,147	0.38%	0.40%	1.06%	10%
2016	7.95	0.12	#	0.15	0.41	(0.04)	(0.30)	8.29	8.45	354,271	0.35	0.41	1.50	16
2015	10.00	0.12	#	0.66	(1.25)	(0.09)	(1.49)	7.95	(4.46)	281,718	0.29	0.34	1.22	124 (6)
2014	10.37	0.10	#	0.53	(0.40)	(0.17)	(0.43)	10.00	2.23	253,395	0.20	0.17	0.92	4
2013	9.14	0.10	#	0.68	1.35	(0.21)	(0.69)	10.37	23.44	212,102	0.20	0.18	0.94	18
MyDestination 2055 Fund

Institutional Class
2017(5)	$ 12.43	$0.18	#	$0.64	$0.83	$(0.02)	$(0.61)	$13.45	13.33%	$38,161	0.20%	0.33%	2.04%	9%

Investor Class
2017	$ 11.56	$0.14	#	$0.60	$1.77	$(0.01)	$(0.61)	$13.45	21.73%	$78,024	0.38%	0.55%	1.12%	9%
2016	11.05	0.18	#	0.23	0.57	(0.13)	(0.34)	11.56	8.81	62,973	0.35	0.65	1.62	27
2015	12.60	0.16	#	0.93	(1.66)	(0.13)	(0.85)	11.05	(4.48)	38,465	0.30	0.65	1.29	124 (6)
2014	12.95	0.14	#	0.77	(0.62)	(0.21)	(0.43)	12.60	2.25	27,813	0.20	0.62	1.02	5
2013	11.20	0.13	#	1.02	1.47	(0.26)	(0.61)	12.95	23.44	16,383	0.20	1.01	1.05	30

#	Calculated using the average shares outstanding method.
(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Does not include expenses of the investment companies in which the Fund invests. The estimated acquired fund fees which are incurred directly by the underlying funds for the MyDestination 2015 Fund, MyDestination 2025 Fund, MyDestination 2035 Fund, MyDestination 2045 Fund and MyDestination 2055 Fund were 0.58%, 0.63%, 0.66%, 0.67% and 0.72%, respectively for 2017, and are deducted from the value of the funds in which each Fund invests and is included in each Fund’s total return.
(3)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
(4)	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.
(5)	Inception date was May 1, 2017. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(6)	The portfolio turnover rate for the year ended December 31, 2015 reflects rebalancing of holdings in the Funds and is not representative of a change in investment strategy for the Funds.

See Notes to Financial Statements.	45

Conservative Allocation Fund (Unaudited)

The Fund, through investments in the Select Funds, combined a greater percentage of exposure to fixed-income securities with a smaller percentage to equity securities, real assets and alternative investments. The Fund had a target of, but was not limited to, an asset allocation of 60.00% Fixed Income Select Funds, 20.00% U.S. Equity Select Funds, 8.00% Non-U.S. Equity Select Funds, 7.00% Real Assets Select Funds and 5.00% Alternatives Select Fund as of December 31, 2017.

As a fund of funds, the Fund’s performance was based on the performance of the underlying Select Funds. The Fund generated a return of 7.11% for the one-year period ended December 31, 2017, driven primarily by positive absolute performance of the underlying Equity Select Funds. Within the Equity Select Funds, the Fund’s absolute return was most positively influenced by its exposure to the International Equity Fund, followed by exposure to the Growth Equity Fund and the Defensive Market Strategies Fund. The Fund’s Real Assets Select Funds allocation added to investment returns, as the Inflation Protected Bond Fund and the Global Real Estate Securities Fund contributed positively. Additionally, the Fund’s Fixed Income Select Funds allocation positively impacted performance, led by contributions from the Low-Duration Bond Fund. The Strategic Alternatives Fund was added on July 1, 2017, and was a small contributor to absolute performance.

The Fund matched its composite benchmark in 2017 (7.11% versus 7.11%). The largest contributor to relative outperformance was the Fixed Income Select Fund allocation. The largest negative detractor to relative performance was the U.S. Equity Select Fund allocation due to the Defensive Markets Strategies Fund’s defensive orientation relative to a strong performing U.S. equity market.

Certain derivatives were utilized to provide market exposure for the cash positions held in the Fund. These derivative positions primarily included stock index futures and fixed-income futures. Overall, derivative exposure had a positive impact on Fund performance for the year.

The Fund attempted to achieve its objective, through investments in the Select Funds, by combining a greater percentage of fixed-income securities with a smaller percentage of equity securities. By investing in the Fund you will also incur the expenses and risks of the underlying Select Funds. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. The Fund may be suitable for investors who have a short-to medium-term investment horizon, possess a relatively low tolerance for risk and want some exposure to the growth potential of the equity market tempered by a larger allocation to short-term, fixed-income securities. This Fund is subject to interest rate risk. Meaning, when interest rates rise, the value of the existing bonds decrease and vice versa. Changes in interest rates have a bigger impact on long duration holdings than on short duration holdings. It is possible to lose money by investing in the Fund.

At December 31, 2017, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

%
Fixed Income Select Funds	61.7
U.S. Equity Select Funds	20.2
Non-U.S. Equity Select Funds	8.3
Alternative Select Funds	4.9
Real Return Select Funds	4.8
U.S. Treasury Obligation	0.1

100.0

Conservative Allocation Fund (Unaudited)

Average Annual Total Returns as of 12/31/17
	Institutional Class	Investor Class*	Benchmark**
One Year	7.33%	7.11%	7.11%
Five Year	N/A	3.02%	3.77%
Ten Year	N/A	3.21%	3.46%
Since Inception(1)	5.37%	3.75%	4.07%
Inception Date	11/23/15	08/27/01
Total Fund Operating Expenses (May 1, 2017 Prospectus as amended July 1, 2017)(2)	0.70%	0.97%

(1)The Since Inception benchmark performance is based on the start date of August 27, 2001, which corresponds with the inception date of the Investor Class, the longest operating class of the Fund.

(2)The Fund’s shareholders indirectly bear the expenses of the Investor or Institutional Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2007 to December 31, 2017, with all dividends and capital gains reinvested, with the Fund’s composite benchmark index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**Represents a composite index as of December 2017, consisting of the ICE BofAML 1-3 Year U.S. Treasury Index, the ICE BofAML U.S. 3-Month Treasury Bill Index, the Bloomberg Barclays US Aggregate Bond Index, the Bloomberg Barclays US TIPS (Series-L) Index, the Russell 3000® Index, the FTSE EPRA/NAREIT Developed Index, and the MSCI ACWI ex USA Index, weighted 44.00%, 5.00% 15.00%, 6.00%, 21.00%, 1.00%, and 8.00%, respectively.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

CONSERVATIVE ALLOCATION FUND
SCHEDULE OF INVESTMENTS	December 31, 2017

	Shares	Value
MUTUAL FUNDS — 99.9%
GuideStone Money Market Fund (Institutional Class)¥	4,159,143	$4,159,143
GuideStone Low-Duration Bond Fund (Institutional Class)¥	17,589,091	234,814,360
GuideStone Medium-Duration Bond Fund (Institutional Class)¥	4,201,890	61,977,874
GuideStone Global Bond Fund (Institutional Class)¥	1,553,462	15,658,893
GuideStone Defensive Market Strategies Fund (Institutional Class)¥	3,000,075	38,040,946
GuideStone Value Equity Fund (Institutional Class)¥	1,318,912	30,018,443
GuideStone Growth Equity Fund (Institutional Class)¥	1,176,716	29,629,708
GuideStone Small Cap Equity Fund (Institutional Class)¥	330,799	6,073,477
GuideStone International Equity Fund (Institutional Class)¥	2,093,697	32,912,910
GuideStone Emerging Markets Equity Fund (Institutional Class)¥	882,028	9,702,309
GuideStone Inflation Protected Bond Fund (Institutional Class)¥	1,837,002	18,866,014

	Shares	Value
GuideStone Global Real Estate Securities Fund (Institutional Class)¥	596,030	$5,775,536
GuideStone Strategic Alternatives Fund (Institutional Class)¥	2,489,249	25,066,742

Total Mutual Funds (Cost $507,253,769)		512,696,355

	Par
U.S. TREASURY OBLIGATION — 0.1%
U.S. Treasury Bill 1.42%, 06/07/18Ω‡‡ (Cost $298,155)	$300,000	298,099

TOTAL INVESTMENTS — 100.0% (Cost $507,551,924)		512,994,454
Liabilities in Excess of Other Assets — (0.0)%		(27,657)

NET ASSETS — 100.0%		$512,966,797

Futures Contracts outstanding at December 31, 2017:

Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Counter- party	Value and Unrealized Appreciation (Depreciation)
S&P 500® E-Mini	03/2018	5	$669,000	GSC	$8,441
MSCI EAFE Index E-Mini	03/2018	3	306,825	GSC	4,015
2-Year U.S. Treasury Note	03/2018	19	4,068,078	GSC	(8,060)

Total Futures Contracts outstanding at December 31, 2017			$5,043,903		$4,396

48	See Notes to Financial Statements.

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2017, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Mutual Funds	$512,696,355	$512,696,355	$—	$—
U.S. Treasury Obligation	298,099	—	298,099	—

Total Assets - Investments in Securities	$512,994,454	$512,696,355	$298,099	$—

Other Financial Instruments***
Futures Contracts	$12,456	$12,456	$—	$—

Total Assets - Other Financial Instruments	$12,456	$12,456	$—	$—

Liabilities:
Other Financial Instruments***
Futures Contracts	$(8,060)	$(8,060)	$—	$—

Total Liabilities - Other Financial Instruments	$(8,060)	$(8,060)	$—	$—

***Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding “Futures Contracts outstanding” disclosure.

There were no transfers between Level 1, Level 2 and Level 3 during the year ended December 31, 2017.

See Notes to Financial Statements.	49

Balanced Allocation Fund (Unaudited)

The Fund, through investments in the Select Funds, combined approximately equal percentages to equity securities and fixed-income securities in addition to a smaller allocation in real assets and alternative investments. The Fund had a target of, but was not limited to, an asset allocation of 43.00% Fixed Income Select Funds, 30.00% U.S. Equity Select Funds, 15.00% Non-U.S. Equity Select Funds, 9.00% Real Assets Select Funds and 3.00% Alternatives Select Fund as of December 31, 2017.

As a fund of funds, the Fund’s performance was based on the performance of the underlying Select Funds. The Fund generated a return of 12.30% for the one-year period ended December 31, 2017. While all underlying asset classes generated positive performance for the year, exposure to the underlying U.S. Equity Select Funds, in aggregate, added the most to absolute performance, followed by the Non-U.S Equity Select Funds. The Fund’s absolute return was most positively influenced by its exposure to the International Equity Fund, the Growth Equity Fund and the Value Equity Fund. The Fixed Income Select Fund allocation also provided positive results, with the most positive contributions attributed to the Global Bond Fund and Medium-Duration Bond Fund. The Strategic Alternatives Fund was added on July 1, 2017, and was a small contributor to absolute performance.

The Fund outperformed its composite benchmark in 2017 (12.30% versus 12.11%). The largest contributor to relative outperformance was the Fixed Income Select Fund allocation. The largest negative detractor to relative performance was the U.S. Equity Select Fund allocation due to the Defensive Markets Strategies Fund’s defensive orientation relative to a strong performing U.S. equity market.

Certain derivatives were utilized to provide market exposure for the cash positions held in the Fund. These derivative positions primarily included stock index futures and fixed-income futures. Overall, derivative exposure had a positive impact on Fund performance for the year.

The Fund attempted to achieve its objective, through investments in the Select Funds, by combining approximately equal percentages of fixed-income securities and equity securities. By investing in the Fund you will also incur the expenses and risks of the underlying Select Funds. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. This Fund may be suitable for investors who have a medium- to long-term investment horizon, possess a moderate tolerance for risk and seek to participate in the return potential of equities but want to achieve this result more slowly and with less volatility through a balanced allocation of fixed-income and equity investments. This Fund is subject to interest rate risk. Meaning, when interest rates rise, the value of the existing bonds decrease and vice versa. Changes in interest rates have a bigger impact on long duration holdings than on short duration holdings. It is possible to lose money by investing in the Fund.

At December 31, 2017, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

%
Fixed Income Select Funds	41.2
U.S. Equity Select Funds	33.7
Non-U.S. Equity Select Funds	15.7
Real Return Select Funds	5.5
Alternative Select Funds	3.8
U.S. Treasury Obligation	0.1

100.0

50	See Notes to Financial Statements.

Balanced Allocation Fund (Unaudited)

Average Annual Total Returns as of 12/31/17
	Institutional Class	Investor Class*	Benchmark**
One Year	12.57%	12.30%	12.11%
Five Year	N/A	5.75%	6.76%
Ten Year	N/A	4.67%	5.29%
Since Inception(1)	8.46%	5.46%	5.98%
Inception Date	11/23/15	08/27/01
Total Fund Operating Expenses (May 1, 2017 Prospectus as amended July 1, 2017)(2)	0.77%	1.02%

(1)The Since Inception benchmark performance is based on the start date of August 27, 2001, which corresponds with the inception date of the Investor Class, the longest operating class of the Fund.

(2)The Fund’s shareholders indirectly bear the expenses of the Investor or Institutional Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2007 to December 31, 2017, with all dividends and capital gains reinvested, with the Fund’s composite benchmark index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**Represents a composite index as of December 2017, consisting of the ICE BofAML U.S. 3-Month Treasury Bill Index, Bloomberg Barclays US Aggregate Bond Index, the Bloomberg Barclays US TIPS (Series-L) Index, the Russell 3000® Index, the FTSE EPRA/NAREIT Developed Index, and the MSCI ACWI ex USA Index, weighted 3.00%, 41.00%, 6.00%, 32.00%, 3.00%, and 15.00%, respectively.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

See Notes to Financial Statements.	51

BALANCED ALLOCATION FUND SCHEDULE OF INVESTMENTS	December 31, 2017

	Shares	Value
MUTUAL FUNDS — 99.9%
GuideStone Money Market Fund (Institutional Class)¥	34,919,952	$34,919,952
GuideStone Low-Duration Bond Fund (Institutional Class)¥	7,714,641	102,990,453
GuideStone Medium-Duration Bond Fund (Institutional Class)¥	21,912,881	323,214,993
GuideStone Extended-Duration Bond Fund (Institutional Class)¥	3,805,838	68,276,729
GuideStone Global Bond Fund (Institutional Class)¥	13,527,240	136,354,577
GuideStone Defensive Market Strategies Fund (Institutional Class)¥	12,817,272	162,523,010
GuideStone Value Equity Fund (Institutional Class)¥	7,595,370	172,870,628
GuideStone Growth Equity Fund (Institutional Class)¥	6,923,361	174,330,238
GuideStone Small Cap Equity Fund (Institutional Class)¥	1,882,772	34,567,693
GuideStone International Equity Fund (Institutional Class)¥	12,491,193	196,361,555
GuideStone Emerging Markets Equity Fund (Institutional Class)¥	5,151,375	56,665,123

	Shares	Value
GuideStone Inflation Protected Bond Fund (Institutional Class)¥	5,424,542	$55,710,041
GuideStone Global Real Estate Securities Fund (Institutional Class)¥	3,463,290	33,559,282
GuideStone Strategic Alternatives Fund (Institutional Class)¥	6,095,860	61,385,313

Total Mutual Funds (Cost $1,596,348,194)		1,613,729,587

	Par
U.S. TREASURY OBLIGATION — 0.1%
U.S. Treasury Bill
1.42%, 06/07/18Ω‡‡ (Cost $993,851)	$1,000,000	993,662

TOTAL INVESTMENTS — 100.0% (Cost $1,597,342,045)		1,614,723,249
Liabilities in Excess of Other Assets — (0.0)%		(322,938)

NET ASSETS — 100.0%		$1,614,400,311

Futures Contracts outstanding at December 31, 2017:

Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Counter- party	Value and Unrealized Appreciation (Depreciation)
MSCI EAFE Index	03/2018	53	$5,420,575	GSC	$71,370
MSCI Emerging Markets E-Mini	03/2018	25	1,454,625	GSC	71,030
S&P 500® E-Mini	03/2018	76	10,168,800	GSC	128,312
10-Year U.S. Treasury Note	03/2018	41	5,085,922	GSC	(27,547)
Long U.S. Treasury Bond	03/2018	19	2,907,000	GSC	(2,847)
5-Year U.S. Treasury Note	03/2018	46	5,343,547	GSC	(24,867)

Total Futures Contracts outstanding at December 31, 2017			$30,380,469		$215,451

52	See Notes to Financial Statements.

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2017, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Mutual Funds	$1,613,729,587	$1,613,729,587	$—	$—
U.S. Treasury Obligation	993,662	—	993,662	—

Total Assets - Investments in Securities	$1,614,723,249	$1,613,729,587	$993,662	$—

Other Financial Instruments***
Future Contracts	$270,712	$270,712	$—	$—

Total Assets - Other Financial Instruments	$270,712	$270,712	$—	$—

Liabilities:
Other Financial Instruments***
Future Contracts	$(55,261)	$(55,261)	$—	$—

Total Liabilities - Other Financial Instruments	$(55,261)	$(55,261)	$—	$—

***Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding “Futures Contracts outstanding” disclosure.

There were no transfers between Level 1, Level 2 and Level 3 during the year ended December 31, 2017.

See Notes to Financial Statements.	53

Growth Allocation Fund (Unaudited)

The Fund, through investments in the Select Funds, combined a greater percentage of exposure to equity securities with a smaller percentage to fixed-income securities and real assets securities. The Fund had a target of, but was not limited to, an asset allocation of 27.00% Fixed Income Select Funds, 42.00% U.S. Equity Select Funds, 28.00% Non-U.S. Equity Select Funds and 3.00% Real Assets Select Funds as of December 31, 2017.

As a fund of funds, the Fund’s performance was based on the performance of the underlying Select Funds. The Fund generated a return of 18.59% for the one-year period ended December 31, 2017. Contribution to absolute performance from the U.S. Equity Select Funds was positive, largely due to an acceleration of global economic growth. International equity exposure, including both developed and emerging markets, added meaningfully to performance. Non-U.S. equity markets outperformed their U.S. counterparts due in part to higher economic growth and a depreciating U.S. dollar. The International Equity Fund benefited from these macroeconomic tailwinds, along with strong security selection, and was the largest Equity Select Fund contributor to absolute performance. The Fixed Income Select Funds were positive across all underlying strategies, most notably the Medium-Duration Bond Fund. The contribution to absolute performance by the Fund’s exposure to the Real Assets Select Funds was roughly flat with a positive performance by the Global Real Estate Securities Fund offset by a negative performance from the Global Natural Resources Equity Fund, which liquidated and terminated on September 22, 2017.

The Fund outperformed its composite benchmark in 2017 (18.59% versus 17.33%). The largest contributor to relative outperformance was the Non-U.S. Equity Select Funds allocation. The largest detractor to relative performance was the Real Assets Select Funds allocation led by relative underperformance by the Global Natural Resources Equity Fund.

Certain derivatives were utilized to provide market exposure for the cash positions held in the Fund. These derivative positions primarily included stock index futures and fixed-income futures. Overall, derivative exposure had a positive impact on Fund performance for the year.

The Fund attempted to achieve its objective, through investments in the Select Funds, by combining a greater percentage of equity securities with a small percentage of fixed-income securities. By investing in the Fund you will also incur the expenses and risks of the underlying Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. This Fund may be suitable for investors who have a long-term investment horizon, possess a relatively high tolerance for risk and seek to participate in the return potential of stocks at a slightly lower risk level than an all stock portfolio. Securities of foreign issuers may be negatively impacted by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries, and they also may be subject to inadequate regulatory or accounting standards, which may increase investment risk. Small company stocks are subject to greater risk than large company stocks due to more volatility and less liquidity. This Fund is subject to interest rate risk. Meaning, when interest rates rise, the value of the existing bonds decrease and vice versa. Changes in interest rates have a bigger impact on long duration holdings than on short duration holdings. It is possible to lose money by investing in the Fund.

At December 31, 2017, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

	%
U.S. Equity Select Funds	46.1
Non-U.S. Equity Select Funds	27.6
Fixed Income Select Funds	20.8
Real Return Select Funds	3.0
Alternative Select Funds	2.4
U.S. Treasury Obligation	0.1
Money Market Funds	—	**

	100.0

**Rounds to less than 0.05%

54	See Notes to Financial Statements.

Growth Allocation Fund (Unaudited)

Average Annual Total Returns as of 12/31/17
	Institutional Class	Investor Class*	Benchmark**
One Year	18.94%	18.59%	17.33%
Five Year	N/A	8.29%	9.03%
Ten Year	N/A	4.99%	5.59%
Since Inception(1)	11.03%	5.82%	6.40%
Inception Date	11/23/15	08/27/01
Total Fund Operating Expenses (May 1, 2017 Prospectus as amended July1, 2017)(2)	0.87%	1.13%

(1)The Since Inception benchmark performance is based on the start date of August 27, 2001, which corresponds with the inception date of the Investor Class, the longest operating class of the Fund.

(2)The Fund’s shareholders indirectly bear the expenses of the Investor or Institutional Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2007 to December 31, 2017, with all dividends and capital gains reinvested, with the Fund’s composite benchmark index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**Represents a composite index as of December 2017, consisting of the Bloomberg Barclays US Aggregate Bond Index, the Russell 3000® Index, the FTSE EPRA/NAREIT Developed Index, and the MSCI ACWI ex USA Index, weighted 25.00%, 43.00%, 3.00%, and 29.00%, respectively.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

See Notes to Financial Statements.	55

GROWTH ALLOCATION FUND
SCHEDULE OF INVESTMENTS	December 31, 2017

	Shares	Value
MUTUAL FUNDS — 99.9%
GuideStone Money Market Fund (Institutional Class)¥	25,873,437	$25,873,437
GuideStone Low-Duration Bond Fund (Institutional Class)¥	2,638,263	35,220,814
GuideStone Medium-Duration Bond Fund (Institutional Class)¥	8,748,733	129,043,814
GuideStone Extended-Duration Bond Fund (Institutional Class)¥	1,311,071	23,520,614
GuideStone Global Bond Fund (Institutional Class)¥	4,673,868	47,112,591
GuideStone Defensive Market Strategies Fund (Institutional Class)¥	4,490,034	56,933,636
GuideStone Value Equity Fund (Institutional Class)¥	10,557,027	240,277,939
GuideStone Growth Equity Fund (Institutional Class)¥	9,274,295	233,526,743
GuideStone Small Cap Equity Fund (Institutional Class)¥	2,535,818	46,557,614
GuideStone International Equity Fund (Institutional Class)¥	17,050,690	268,036,843
GuideStone Emerging Markets Equity Fund (Institutional Class)¥	7,010,711	77,117,825

	Shares	Value
GuideStone Global Real Estate Securities Fund (Institutional Class)¥	3,940,547	$38,183,896
GuideStone Strategic Alternatives Fund (Institutional Class)¥	3,008,538	30,295,976

Total Mutual Funds (Cost $1,237,781,849)		1,251,701,742

MONEY MARKET FUNDS — 0.0%
Northern Institutional U.S. Government Portfolio (Cost $7,688)	7,688	7,688

	Par
U.S. TREASURY OBLIGATION — 0.1%
U.S. Treasury Bill
1.42%, 06/07/18Ω‡‡ (Cost $993,851)	$1,000,000	993,662

TOTAL INVESTMENTS — 100.0% (Cost $1,238,783,388)		1,252,703,092
Liabilities in Excess of Other Assets — (0.0)%		(318,336)

NET ASSETS — 100.0%		$1,252,384,756

Futures Contracts outstanding at December 31, 2017:

Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Counter- party	Value and Unrealized Appreciation (Depreciation)
MSCI EAFE Index E-Mini	03/2018	60	$6,136,500	GSC	$80,810
MSCI Emerging Markets E-Mini	03/2018	33	1,920,105	GSC	93,406
S&P 500 ® E-Mini	03/2018	84	11,239,200	GSC	141,818
10-Year U.S. Treasury Note	03/2018	13	1,612,610	GSC	(8,735)
Long U.S. Treasury Bond	03/2018	8	1,224,000	GSC	(1,198)
5-Year U.S. Treasury Note	03/2018	19	2,207,117	GSC	(10,271)

Total Futures Contracts outstanding at December 31, 2017			$24,339,532		$295,830

56	See Notes to Financial Statements.

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2017, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Money Market Funds	$7,688	$7,688	$—	$—
Mutual Funds	1,251,701,742	1,251,701,742	—	—
U.S. Treasury Obligation	993,662	—	993,662	—

Total Assets - Investments in Securities	$1,252,703,092	$1,251,709,430	$993,662	$—

Other Financial Instruments***
Futures Contracts	$316,034	$316,034	$—	$—

Total Assets - Other Financial Instruments	$316,034	$316,034	$—	$—

Liabilities:
Other Financial Instruments***
Futures Contracts	$(20,204)	$(20,204)	$—	$—

Total Liabilities - Other Financial Instruments	$(20,204)	$(20,204)	$—	$—

***Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding “Futures Contracts outstanding” disclosure.

There were no transfers between Level 1, Level 2 and Level 3 during the year ended December 31, 2017.

See Notes to Financial Statements.	57

Aggressive Allocation Fund (Unaudited)

The Fund, through investments in the Select Funds, combined a greater percentage of exposure to U.S. equity securities with a smaller percentage to non-U.S. equity securities. The Fund had a target of, but was not limited to, an asset allocation of 2% Fixed Income Select Funds, 58.00% U.S. Equity Select Funds and 40.00% Non-U.S. Equity Select Funds.

As a fund of funds, its performance was based on the performance of the underlying Select Funds. The Fund generated a return of 25.49% for the one-year period ended December 31, 2017. An allocation to both the U.S. Equity Select Funds and Non-U.S. Equity Select Funds generated positive performance with all underlying Equity Select Funds positively contributing to absolute performance. The largest contributors to absolute performance were the Growth Equity Fund and the International Equity Fund, as each benefited from the acceleration of global growth and strong excess return from security selection.

The Fund outperformed its composite benchmark in 2017 (25.49% versus 23.56%). The largest contributor to relative outperformance was the Non-U.S. Equity Select Funds allocation. The U.S. Equity Select Fund also contributed to relative outperformance.

Certain derivatives were utilized to provide market exposure for the cash positions held in the Fund. These derivative positions primarily included stock index futures. Overall, derivative exposure had a positive impact on Fund performance for the year.

The Fund attempted to achieve its objective, through investments in the Select Funds, by combining a greater percentage of U.S. equity securities with a smaller percentage of international equity securities. By investing in the Fund you will also incur the expenses and risks of the underlying Select Funds. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. This Fund may be suitable for investors who have a long-term investment horizon, possess a relatively high tolerance for risk and want to diversify by adding an aggressive investment option that combines U.S. and international stocks. Securities of foreign issuers may be negatively impacted by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries, and they also may be subject to inadequate regulatory or accounting standards, which may increase investment risk. Small company stocks are subject to greater risk than large company stocks due to more volatility and less liquidity. It is possible to lose money by investing in the Fund.

At December 31, 2017, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

	%
U.S. Equity Select Funds	58.8
Non-U.S. Equity Select Funds	39.1
Fixed Income Select Funds	2.0
U.S. Treasury Obligation	0.1
Money Market Funds	—	**
	100.0

**Rounds to less than 0.05%

58	See Notes to Financial Statements.

Aggressive Allocation Fund (Unaudited)

Average Annual Total Returns as of 12/31/17
	Institutional Class	Investor Class*	Benchmark**
One Year	25.88%	25.49%	23.56%
Five Year	N/A	11.41%	12.06%
Ten Year	N/A	5.41%	6.14%
Since Inception(1)	13.39%	6.19%	6.92%
Inception Date	11/23/15	08/27/01
Total Fund Operating Expenses (May 1, 2017 Prospectus as amended July 1, 2017)(2)	0.95%	1.21%

(1)The Since Inception benchmark performance is based on the start date of August 27, 2001, which corresponds with the inception date of the Investor Class, the longest operating class of the Fund.

(2)The Fund’s shareholders indirectly bear the expenses of the Investor or Institutional Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2007 to December 31, 2017, with all dividends and capital gains reinvested, with the Fund’s composite benchmark index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**Represents a composite index as of December 2017, consisting of the Russell 3000® Index and the MSCI ACWI ex USA Index, weighted 60.00% and 40.00%, respectively.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

See Notes to Financial Statements.	59

AGGRESSIVE ALLOCATION FUND
SCHEDULE OF INVESTMENTS	December 31, 2017

	Shares	Value
MUTUAL FUNDS — 99.9%
GuideStone Money Market Fund (Institutional Class)¥	21,357,386	$21,357,386
GuideStone Value Equity Fund (Institutional Class)¥	12,593,152	286,620,148
GuideStone Growth Equity Fund (Institutional Class)¥	11,153,511	280,845,400
GuideStone Small Cap Equity Fund (Institutional Class)¥	3,081,019	56,567,504
GuideStone International Equity Fund (Institutional Class)¥	20,453,666	321,531,630
GuideStone Emerging Markets Equity Fund (Institutional Class)¥	8,451,663	92,968,292

Total Mutual Funds (Cost $1,039,243,569)		1,059,890,360

MONEY MARKET FUNDS — 0.0%
Northern Institutional U.S. Government Portfolio (Cost $12,217)	12,217	12,217

	Par	Value
U.S. TREASURY OBLIGATION — 0.1%
U.S. Treasury Bill
1.42%, 06/07/18Ω‡‡ (Cost $993,851)	$1,000,000	$993,663

TOTAL INVESTMENTS — 100.0% (Cost $1,040,249,637)		1,060,896,240
Liabilities in Excess of Other Assets — (0.0)%		(396,802)

NET ASSETS — 100.0%		$1,060,499,438

Futures Contracts outstanding at December 31, 2017:

Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Counter- party	Value and Unrealized Appreciation (Depreciation)
MSCI EAFE Index E-Mini	03/2018	67	$6,852,425	GSC	$84,229
MSCI Emerging Markets E-Mini	03/2018	31	1,803,735	GSC	88,837
S&P 500® E-Mini	03/2018	98	13,112,400	GSC	135,678

Total Futures Contracts outstanding at December 31, 2017			$21,768,560		$308,744

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2017, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Money Market Funds	$12,217	$12,217	$—	$—
Mutual Funds	1,059,890,360	1,059,890,360	—	—
U.S. Treasury Obligation	993,663	—	993,663	—

Total Assets - Investments in Securities	$1,060,896,240	$1,059,902,577	$993,663	$—

Other Financial Instruments***
Futures Contracts	$308,744	$308,744	$—	$—

Total Assets - Other Financial Instruments	$308,744	$308,744	$—	$—

***Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding “Futures Contracts outstanding” disclosure.

There were no transfers between Level 1, Level 2 and Level 3 during the year ended December 31, 2017.

60	See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES	December 31, 2017

	Conservative Allocation Fund	Balanced Allocation Fund	Growth Allocation Fund	Aggressive Allocation Fund
Assets
Investments in securities of unaffiliated issuers, at value	$298,099	$993,662	$1,001,350	$1,005,880
Investments in securities of affiliated issuers, at value	512,696,355	1,613,729,587	1,251,701,742	1,059,890,360

Total investments, at value(1)	512,994,454	1,614,723,249	1,252,703,092	1,060,896,240
Receivables:
Dividends from affiliated funds	6,147	30,230	22,596	17,798
Fund shares sold	192,014	194,935	111,886	11,500
Variation margin on financial futures contracts	1,217	25,265	16,182	9,040
Prepaid expenses and other assets	8,436	9,292	8,680	7,596

Total Assets	513,202,268	1,614,982,971	1,252,862,436	1,060,942,174

Liabilities
Cash Overdraft	2,302	4,025	210	187
Payables:
Fund shares redeemed	2,515	32,755	54,091	60,978
Variation margin on financial futures contracts	2,438	37,050	40,950	47,775
Accrued expenses:
Investment advisory fees	43,621	136,207	105,185	88,737
Professional fees	31,576	17,876	17,876	17,876
Shareholder servicing fees	90,521	270,144	204,449	180,818
Other expenses	62,498	84,603	54,919	46,365

Total Liabilities	235,471	582,660	477,680	442,736

Net Assets	$512,966,797	$1,614,400,311	$1,252,384,756	$1,060,499,438

Net Assets Consist of:
Paid-in-capital	$505,418,228	$1,586,187,998	$1,229,326,761	$1,031,339,476
Accumulated net investment income	5,152,978	27,255,194	19,660,783	15,164,049
Undistributed net realized loss on investments and derivative transactions	(3,051,335)	(16,639,536)	(10,818,322)	(6,959,434)
Net unrealized appreciation (depreciation) on investments and derivative transactions	5,446,926	17,596,655	14,215,534	20,955,347

Net Assets	$512,966,797	$1,614,400,311	$1,252,384,756	$1,060,499,438

Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to the Institutional Class	$85,482,360	$334,113,850	$279,147,713	$195,991,322

Institutional shares outstanding	7,453,571	27,465,369	22,455,261	15,964,518

Net asset value, offering and redemption price per Institutional share	$11.47	$12.16	$12.43	$12.28

Net assets applicable to the Investor Class	$427,484,437	$1,280,286,461	$973,237,043	$864,508,116

Investor shares outstanding	37,282,213	105,266,996	78,338,168	70,650,651

Net asset value, offering and redemption price per Investor share	$11.47	$12.16	$12.42	$12.24

(1) Investments in securities of unaffiliated issuers, at cost	$298,155	$993,851	$1,001,539	$1,006,068
Investments in securities of affiliated issuers, at cost	507,253,769	1,596,348,194	1,237,781,849	1,039,243,569

Total investments, at cost	$507,551,924	$1,597,342,045	$1,238,783,388	$1,040,249,637

See Notes to Financial Statements.	61

STATEMENTS OF OPERATIONS	For the Year Ended December 31, 2017

	Conservative Allocation Fund	Balanced Allocation Fund	Growth Allocation Fund	Aggressive Allocation Fund
Investment Income
Income distributions received from affiliated funds	$7,882,842	$26,597,649	$17,866,774	$10,932,607
Interest	—	7,126	8,702	9,608

Total Investment Income	7,882,842	26,604,775	17,875,476	10,942,215

Expenses
Investment advisory fees	490,496	1,563,542	1,184,550	975,727
Transfer agent fees:
Institutional shares	3,812	4,125	3,837	3,757
Investor shares	65,923	79,835	54,789	42,812
Custodian fees	25,840	27,892	24,394	18,887
Shareholder servicing fees:
Investor shares	1,008,714	3,063,748	2,288,953	1,975,660
Accounting and administration fees	39,287	93,286	70,629	58,128
Professional fees	85,393	71,705	71,705	71,705
Blue sky fees:
Institutional shares	41,693	44,415	42,828	39,910
Investor shares	45,484	34,811	27,176	24,484
Trustees expenses	5,131	15,911	12,234	10,083
Line of credit facility fees and interest expense	3,287	11,464	8,398	7,040
Interest expense	2,223	—	—	—
Other expenses	49,116	33,106	21,930	22,194

Total Expenses	1,866,399	5,043,840	3,811,423	3,250,387
Expenses waived/reimbursed(1)	(28,966)	(97,975)	(56,113)	(1,981)

Net Expenses	1,837,433	4,945,865	3,755,310	3,248,406

Net Investment Income	6,045,409	21,658,910	14,120,166	7,693,809

Realized and Unrealized Gain (Loss)
Capital gain distributions received from affiliated funds	9,037,143	49,399,079	58,557,505	67,508,527
Net realized loss on investment securities of affiliated issuers	(3,435,563)	(17,582,833)	(6,857,239)	(1,750,363)
Net realized gain on futures transactions	613,309	4,420,840	3,630,088	3,436,540

Net realized gain	6,214,889	36,237,086	55,330,354	69,194,704

Change in unrealized appreciation (depreciation) on investment securities of affiliated issuers	20,201,824	123,491,373	131,375,083	141,991,873
Change in unrealized appreciation (depreciation) on investment securities of unaffiliated issuers	(49)	(85)	(95)	(74)
Change in unrealized appreciation (depreciation) on futures	12,345	337,524	436,757	407,808

Net change in unrealized appreciation (depreciation)	20,214,120	123,828,812	131,811,745	142,399,607

Net Realized and Unrealized Gain	26,429,009	160,065,898	187,142,099	211,594,311

Net Increase in Net Assets Resulting from Operations	$32,474,418	$181,724,808	$201,262,265	$219,288,120

(1) See Note 3a and 3c in Notes to Financial Statements.

62	See Notes to Financial Statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	Conservative Allocation Fund		Balanced Allocation Fund
	For the Year Ended		For the Year Ended
	12/31/17	12/31/16	12/31/17	12/31/16
Operations:
Net investment income	$6,045,409	$5,223,370	$21,658,910	$26,363,164
Net realized gain on investment securities and futures transactions	6,214,889	320,918	36,237,086	2,297,805
Net change in unrealized appreciation (depreciation) on investment securities and futures	20,214,120	12,270,192	123,828,812	72,281,388

Net increase in net assets resulting from operations	32,474,418	17,814,480	181,724,808	100,942,357

Dividends and Distributions to Shareholders:
Dividends from net investment income
Institutional shares	(363,818)	(928,687)	(4,352,882)	(2,483,236)
Investor shares	(907,016)	(3,024,270)	(13,704,307)	(5,829,103)
Distributions from net realized capital gains
Institutional shares	(1,195,256)	(951,614)	(4,343,325)	(8,586,401)
Investor shares	(5,832,761)	(3,903,129)	(16,711,610)	(30,595,881)

Total dividends and distributions	(8,298,851)	(8,807,700)	(39,112,124)	(47,494,621)

Capital Share Transactions:
Proceeds from shares sold
Institutional shares	28,983,265	10,866,018	42,494,809	13,574,551
Investor shares	121,045,545	39,269,297	68,762,452	44,406,902
Shares issued from Merger(1)
Investor shares	105,467,529	—	—	—
Reinvestment of dividends and distributions
Institutional shares	1,551,407	1,869,987	8,648,353	11,040,091
Investor shares	6,736,883	6,923,060	30,408,884	36,418,219

Total proceeds from shares sold and reinvested	263,784,629	58,928,362	150,314,498	105,439,763

Value of shares redeemed
Institutional shares	(24,731,445)	(10,009,301)	(73,970,553)	(42,649,048)
Investor shares	(131,895,052)	(42,185,083)	(87,585,030)	(157,414,729)

Total value of shares redeemed	(156,626,497)	(52,194,384)	(161,555,583)	(200,063,777)

Net increase (decrease) from capital share transactions(2)	107,158,132	6,733,978	(11,241,085)	(94,624,014)

Total increase (decrease) in net assets	131,333,699	15,740,758	131,371,599	(41,176,278)

Net Assets:
Beginning of Year	381,633,098	365,892,340	1,483,028,712	1,524,204,990

End of Year*	$512,966,797	$381,633,098	$1,614,400,311	$1,483,028,712

*Including undistributed net investment income	$5,152,978	$1,270,413	$27,255,194	$18,045,922

(1)	See Note 1 in Notes to Financial Statements.
(2)	See Note 6 in Notes to Financial Statements.

64	See Notes to Financial Statements.

Growth Allocation Fund		Aggressive Allocation Fund
For the Year Ended		For the Year Ended
12/31/17	12/31/16	12/31/17	12/31/16

$14,120,166	$16,476,023	$7,693,809	$9,273,357
55,330,354	6,695,084	69,194,704	8,200,735
131,811,745	50,902,584	142,399,607	39,337,329

201,262,265	74,073,691	219,288,120	56,811,421

(2,439,768)	(2,219,710)	(2,123,426)	—
(6,311,843)	(5,509,420)	(7,542,741)	—

(10,773,669)	(11,665,660)	(11,458,334)	(14,529,604)
(37,730,860)	(40,312,926)	(50,772,473)	(61,769,042)

(57,256,140)	(59,707,716)	(71,896,974)	(76,298,646)

11,722,106	9,777,898	5,993,845	5,702,265
44,551,351	26,960,487	31,226,891	15,744,951

—	—	—	—

13,192,179	13,871,071	13,577,714	14,525,136
44,033,935	45,817,706	58,306,688	61,766,425

113,499,571	96,427,162	109,105,138	97,738,777

(22,885,997)	(30,033,973)	(17,607,915)	(19,296,176)
(69,886,447)	(108,056,691)	(52,785,968)	(150,902,912)

(92,772,444)	(138,090,664)	(70,393,883)	(170,199,088)

20,727,127	(41,663,502)	38,711,255	(72,460,311)

164,733,252	(27,297,527)	186,102,401	(91,947,536)

1,087,651,504	1,114,949,031	874,397,037	966,344,573

$1,252,384,756	$1,087,651,504	$1,060,499,438	$874,397,037

$19,660,783	$8,746,893	$15,164,049	$9,664,868

See Notes to Financial Statements.	65

FINANCIAL HIGHLIGHTS

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income(1)		Capital Gain Distributions Received from Affiliated Funds	Realized and Unrealized Gain (Loss) on Investments	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net(2)(3)	Expenses, Gross(2)(4)	Investment Income, Net (1)(3)	Portfolio Turnover Rate
Conservative Allocation Fund

Institutional Class
2017	$10.88	$0.16	#	$0.20	$0.44	$(0.05)	$(0.16)	$11.47	7.33%	$85,482	0.19%	0.19%	1.40%	19%
2016	10.62	0.18	#	0.10	0.25	(0.13)	(0.14)	10.88	5.07	75,333	0.14	0.15	1.61	5
2015(5)	11.51	0.05	#	0.22	(0.39)	(0.12)	(0.65)	10.62	(0.99)	70,895	0.18	0.20	4.36	92	(6)

Investor Class
2017	$10.88	$0.13	#	$0.21	$0.43	$(0.02)	$(0.16)	$11.47	7.11%	$427,485	0.42%	0.42%	1.19%	19%
2016	10.62	0.15	#	0.10	0.26	(0.11)	(0.14)	10.88	4.82	306,300	0.39	0.42	1.36	5
2015	11.59	0.14	#	0.26	(0.60)	(0.12)	(0.65)	10.62	(1.69)	294,997	0.27	0.33	1.22	92	(6)
2014	11.84	0.14	#	0.19	(0.17)	(0.19)	(0.22)	11.59	1.40	311,438	0.12	0.16	1.17	20
2013	12.27	0.11	#	0.21	0.12	(0.17)	(0.70)	11.84	3.67	319,213	0.12	0.16	0.85	12
Balanced Allocation Fund

Institutional Class
2017	$11.09	$0.19	#	$1.39	$(0.19)	$(0.16)	$(0.16)	$12.16	12.57%	$334,114	0.12%	0.13%	1.57%	19%
2016	10.70	0.22	#	0.17	0.39	(0.08)	(0.31)	11.09	7.27	326,164	0.11	0.13	1.97	4
2015(5)	12.67	0.09	#	0.45	(0.77)	(0.16)	(1.58)	10.70	(1.73)	332,327	0.12	0.14	7.28	95	(6)

Investor Class
2017	$11.09	$0.16	#	$0.10	$1.10	$(0.13)	$(0.16)	$12.16	12.30%	$1,280,286	0.37%	0.38%	1.34%	19%
2016	10.70	0.19	#	0.17	0.39	(0.05)	(0.31)	11.09	7.00	1,156,865	0.37	0.38	1.71	4
2015	12.89	0.20	#	0.53	(1.18)	(0.16)	(1.58)	10.70	(3.43)	1,191,878	0.28	0.30	1.56	95	(6)
2014	13.14	0.19	#	0.36	(0.09)	(0.27)	(0.44)	12.89	3.53	1,291,859	0.12	0.13	1.38	3
2013	12.73	0.16	#	0.44	0.68	(0.28)	(0.59)	13.14	10.08	1,288,529	0.12	0.13	1.23	27

#	Calculated using the average shares outstanding method.
(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Does not include expenses of the investment companies in which the Fund invests. The estimated acquired fund fees which are incurred directly by the underlying funds for the Conservative Allocation Fund, Balanced Allocation Fund, Growth Allocation Fund and Aggressive Allocation Fund were 0.51%, 0.63%, 0.75% and 0.82%, respectively for 2017, and are deducted from the value of the funds in which each Fund invests and is included in each Fund’s total return.
(3)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
(4)	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown. (5) Inception date was November 23, 2015. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(6)	The portfolio turnover rate for the year ended December 31, 2015 reflects rebalancing of holdings in the Funds and is not representative of a change in investment strategy for the Funds.

66	See Notes to Financial Statements.

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income(1)		Capital Gain Distributions Received from Affiliated Funds	Realized and Unrealized Gain (Loss) on Investments	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net(2)(3)	Expenses, Gross(2)(4)	Investment Income, Net (1)(3)	Portfolio Turnover Rate
Growth Allocation Fund

Institutional Class
2017	$10.97	$0.17	#	$0.60	$1.30	$(0.11)	$(0.50)	$12.43	18.94%	$279,148	0.13%	0.13%	1.38%	17%
2016	10.83	0.19	#	0.21	0.40	(0.10)	(0.56)	10.97	7.34	244,873	0.12	0.13	1.72	4
2015(5)	13.23	0.11	#	0.76	(1.20)	(0.14)	(1.93)	10.83	(2.36)	247,746	0.14	0.14	8.37	97	(6)

Investor Class
2017	$10.97	$0.14	#	$0.60	$1.29	$(0.08)	$(0.50)	$12.42	18.59%	$973,237	0.37%	0.37%	1.14%	17%
2016	10.83	0.16	#	0.21	0.40	(0.07)	(0.56)	10.97	7.08	842,779	0.38	0.39	1.46	4
2015	13.43	0.17	#	0.90	(1.61)	(0.13)	(1.93)	10.83	(3.83)	867,203	0.29	0.30	1.26	97	(6)
2014	14.00	0.15	#	0.54	(0.28)	(0.25)	(0.73)	13.43	2.93	952,103	0.12	0.13	1.07	4
2013	13.04	0.15	#	0.67	1.57	(0.27)	(1.16)	14.00	18.49	963,902	0.12	0.13	1.03	22
Aggressive Allocation Fund

Institutional Class
2017	$10.48	$0.12	#	$0.82	$1.76	$(0.13)	$(0.77)	$12.28	25.88%	$195,991	0.14%	0.14%	0.98%	7%
2016	10.77	0.14	#	0.27	0.30	—	(1.00)	10.48	6.55	166,293	0.13	0.13	1.28	2
2015(5)	14.13	0.12	#	1.10	(1.67)	(0.09)	(2.82)	10.77	(2.85)	169,302	0.15	0.15	8.75	103	(6)

Investor Class
2017	$10.46	$0.09	#	$0.82	$1.75	$(0.11)	$(0.77)	$12.24	25.49%	$864,508	0.38%	0.38%	0.75%	7%
2016	10.77	0.10	#	0.26	0.33	—	(1.00)	10.46	6.38	708,104	0.39	0.39	0.96	2
2015	14.06	0.12	#	1.32	(1.82)	(0.09)	(2.82)	10.77	(2.39)	797,043	0.29	0.30	0.85	103	(6)
2014	14.82	0.12	#	0.80	(0.41)	(0.23)	(1.04)	14.06	3.38	869,726	0.12	0.13	0.79	4
2013	12.46	0.11	#	0.90	2.39	(0.29)	(0.75)	14.82	27.41	879,563	0.12	0.13	0.77	12

#	Calculated using the average shares outstanding method.
(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Does not include expenses of the investment companies in which the Fund invests. The estimated acquired fund fees which are incurred directly by the underlying funds for the Conservative Allocation Fund, Balanced Allocation Fund, Growth Allocation Fund and Aggressive Allocation Fund were 0.51%, 0.63%, 0.75% and 0.82%, respectively for 2017, and are deducted from the value of the funds in which each Fund invests and is included in each Fund’s total return.
(3)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
(4)	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown. (5) Inception date was November 23, 2015. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(6)	The portfolio turnover rate for the year ended December 31, 2015 reflects rebalancing of holdings in the Funds and is not representative of a change in investment strategy for the Funds.

See Notes to Financial Statements.	67

Money Market Fund (Unaudited)

The Federal Open Market Committee (“FOMC”) continued to unwind its post-crisis stimulus with three 0.25% increases to the federal funds rate in 2017 to a target range of 1.25%-1.50%. This range remains very accommodative and is in line with the FOMC’s goal of maintaining economic expansion while holding inflation near their 2.00% target. Despite the increases in the federal funds rate, short-term rates remained at historically low levels throughout the year, which negatively impacted the returns available to investors.

Given the low interest rate environment, which persisted throughout 2017, money market funds (which are lenders to borrowers at short-term interest rates) experienced another year of moderate returns. At the end of 2017, the three-month U.S. Treasury Bill was yielding 1.37%, although the rate was approximately 0.96% for most of the year. Consequently, the low yield environment made it difficult for money market funds across the industry to post returns, net of expenses, above those of their respective benchmarks, including the Fund.

The Fund is a government money market fund and invested 99.50% or more of its assets in eligible government money market fund securities. The Fund maintained a stable per share price of $1.00, while paying monthly dividends based on the daily account value. The Investor Class of the Fund returned 0.51% for the one-year period ended December 31, 2017, as compared to a 0.82% return for its benchmark, the ICE BofAML U.S. 3 Month Treasury Bill Index. Stretching for yield in this environment provided an asymmetrical payoff, providing little, if any upside, while increasing the potential for a material negative return event. At year-end, the Fund’s weighted average maturity was 44 days, compared to 42 days at the end of 2016. In the midst of the difficult interest rate and economic environment, the management of the Fund remained true and steadfast to its investment objective to maximize current income to the extent consistent with the preservation of capital and liquidity, and the maintenance of a stable per share NAV of $1.00.

This Fund may be suitable for investors who have a short-term investment horizon, seek to maintain a stable dollar value for their investment and can accept a long-term rate of return that may be lower than other fixed-income and equity investments.

You could lose money by investment in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Depository Insurance Corporation or any other governmental agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. Yield for the Fund represents the annualization of the Fund’s declared dividends over the period indicated, excluding capital gains distributions.

At December 31, 2017, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

	%
Agency Obligations	46.4
Repurchase Agreements	37.7
U.S. Treasury Obligations	19.2
Money Market Funds	—	**

	103.3

**Rounds to less than 0.05%

Money Market Fund (Unaudited)

Average Annual Total Returns as of 12/31/17
	Institutional Class*	Investor Class*	Benchmark
One Year	0.76%	0.51%	0.82%
Five Year	0.24%	0.12%	0.24%
Ten year	0.49%	0.36%	0.34%
Since Inception	1.39%	1.27%	1.27%
Inception Date	08/27/01	08/27/01
Total Fund Operating Expenses (May 1, 2017 Prospectus as amended July 1, 2017)(1)	0.17%	0.41%

Yield as of 12/31/17(2)
	Institutional Class*	Investor Class*
7-Day Annualized Yield (Net)	1.15%	0.89%
7-Day Annualized Yield (Gross)	1.30%	1.30%

(1)	Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
(2)

Yield for the Money Market Fund represents the annualization of the Fund’s declared dividends over the period indicated, excluding capital gains distributions. The yield more closely reflects the current earnings of the Fund than the total return. Gross Yield reflects the yield without expenses.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.The yield for the Money Market Fund represents annualization of the Fund’s declared dividends over the period indicated, excluding capital gains distributions. The 7-day annualized yield more closely reflects the current earnings of the Fund than the total return.

The graph compares the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2007 to December 31, 2017, with all dividends and capital gains reinvested, with the ICE BofAML 0-3 Month U.S. Treasury Bill Index.

*These performance figures reflect expense waivers by the Fund’s investment adviser. Without these waivers, performance would have been lower. Performance figures shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

MONEY MARKET FUND
SCHEDULE OF INVESTMENTS	December 31, 2017

	Par	Value
AGENCY OBLIGATIONS — 46.4%
Federal Farm Credit Bank
0.75%, 04/18/18	$15,149,000	$15,128,535
Federal Farm Credit Bank Discount Notes
0.87%, 01/11/18	7,760,000	7,758,146
1.06%, 02/08/18	6,166,000	6,159,166
1.54%, 08/10/18	1,065,000	1,055,063
Federal Home Loan Bank
(Floating, ICE LIBOR USD 1M- 0.10%), 1.47%, 01/02/18†	13,000,000	13,000,000
(Floating, ICE LIBOR USD 1M- 0.12%), 1.45%, 01/03/18†	10,000,000	10,000,000
(Floating, ICE LIBOR USD 1M - 0.14%), 1.24%, 01/05/18†	21,360,000	21,360,000
(Floating, ICE LIBOR USD 1M - 0.07%), 1.36%, 01/11/18†	2,825,000	2,826,109
(Floating, ICE LIBOR USD 1M - 0.06%), 1.37%, 01/11/18†	10,000,000	10,000,000
(Floating, ICE LIBOR USD 1M - 0.14%), 1.32%, 01/13/18†	25,625,000	25,625,000
(Floating, ICE LIBOR USD 1M - 0.15%), 1.33%, 01/15/18†	4,970,000	4,970,000
(Floating, ICE LIBOR USD 1M - 0.13%), 1.36%, 01/16/18†	20,400,000	20,400,000
(Floating, ICE LIBOR USD 1M - 0.15%), 1.35%, 01/17/18†	25,390,000	25,390,000
(Floating, ICE LIBOR USD 1M - 0.15%), 1.39%, 01/22/18†	9,940,000	9,940,000
(Floating, ICE LIBOR USD 1M - 0.09%), 1.46%, 01/25/18†	7,080,000	7,080,000
(Floating, ICE LIBOR USD 3M - 0.11%), 1.28%, 02/05/18	7,000,000	7,000,000
(Floating, ICE LIBOR USD 3M - 0.35%), 1.05%, 02/09/18†	6,000,000	6,000,000
1.38%, 03/09/18	9,500,000	9,504,689
(Floating, ICE LIBOR USD 3M - 0.16%), 1.39%, 03/12/18†	3,695,000	3,693,612
(Floating, ICE LIBOR USD 3M - 0.33%), 1.23%, 03/13/18†	20,000,000	20,000,000
0.88%, 03/19/18	34,500,000	34,478,557
(Floating, ICE LIBOR USD 3M - 0.14%), 1.47%, 03/19/18†	4,765,000	4,765,000
(Floating, ICE LIBOR USD 3M - 0.16%), 1.47%, 03/20/18†	21,140,000	21,140,000
Federal Home Loan Bank Discount Notes
1.13%, 01/17/18	17,500,000	17,491,289
1.14%, 01/19/18	20,000,000	19,988,660
1.20%, 01/24/18	39,825,000	39,794,379
1.11%, 01/29/18	55,070,000	55,023,313
1.15%, 01/31/18	14,560,000	14,546,131
1.22%, 02/02/18	14,500,000	14,484,533
1.22%, 02/07/18	11,000,000	10,986,264

	Par	Value
1.31%, 03/07/18	$11,320,000	$11,293,348
1.18%, 03/28/18	4,780,000	4,766,583
1.48%, 06/06/18	5,500,000	5,464,989
Federal Home Loan Mortgage Corporation
(Floating, ICE LIBOR USD 3M - 0.03%), 1.32%, 01/08/18†	5,870,000	5,870,000
(Floating, ICE LIBOR USD 3M - 0.03%), 1.33%, 01/12/18†	5,870,000	5,870,000
(Floating, ICE LIBOR USD 3M + 0.02%), 1.54%, 03/08/18†	7,000,000	7,000,000
1.33%, 06/27/18	4,000,000	3,999,906
0.88%, 10/12/18	8,370,000	8,321,579
Federal Home Loan Mortgage Corporation Discount Note 1.11%, 02/16/18	2,695,000	2,691,246
Federal National Mortgage Association
0.88%, 03/28/18 0.88%, 05/21/18	15,440,000 9,040,000	15,431,797 9,027,634

Total Agency Obligations (Cost $539,325,528)		539,325,528

U.S. TREASURY OBLIGATIONS — 19.2%
U.S. Treasury Bills
1.18%, 03/22/18Ω	1,350,000	1,346,460
1.24%, 03/29/18Ω	79,225,000	78,985,786
1.19%, 04/05/18Ω	22,070,000	22,001,478
1.26%, 05/03/18Ω	15,000,000	14,935,950
1.43%, 05/31/18Ω	14,050,000	13,965,993
1.45%, 06/07/18Ω	18,095,000	17,980,574
1.45%, 06/14/18Ω	2,700,000	2,682,104
1.50%, 06/21/18Ω	895,000	888,687
1.53%, 06/28/18Ω	25,000,000	24,810,875

		177,597,907

U.S. Treasury Floating Rate Notes
(Floating, U.S. Treasury 3M Bill MMY + 0.17%), 1.61%, 01/01/18†	6,000,000	6,003,813
(Floating, U.S. Treasury 3M Bill MMY + 0.27%), 1.71%, 01/01/18†	4,000,000	3,999,930

		10,003,743

U.S. Treasury Notes 0.75%, 02/28/18	14,520,000	14,516,323
2.38%, 06/30/18	16,000,000	16,069,600
1.38%, 07/31/18	5,790,000	5,788,041

		36,373,964

Total U.S. Treasury Obligations (Cost $223,975,614)		223,975,614

70	See Notes to Financial Statements.

	Shares	Value
MONEY MARKET FUNDS — 0.0%
Northern Institutional Funds - U.S. Government Select Portfolio (Cost $293,416)	293,416	$293,416
	Par
REPURCHASE AGREEMENTS — 37.7%
Bank of Montreal 1.36% (dated 12/29/17, due 01/02/18, repurchase price $40,006,000, collateralized by Federal Home Loan Banks, Federal Home Loan Mortgage Corporation and Federal National Mortgage Association, 2.000% to 4.500%, due 10/24/19 to 09/01/47, total market value $41,073,910)	$40,000,000	40,000,000
Bank of Nova Scotia
1.35% (dated 12/29/17, due 01/02/18, repurchase price $40,006,000, collateralized by U.S. Treasury Bonds, 1.625% to 3.625%, due 05/31/23 to 04/15/28, total market value $40,806,202)	40,000,000	40,000,000
BNP Paribas SA
1.40% (dated 12/29/17, due 01/02/18, repurchase price $51,008,000, collateralized by Federal National Mortgage Association, Government National Mortgage Association and U.S. Treasury Bond, 1.250% to 8.000%, due 03/31/19 to 07/20/47, total market value $52,029,136)	51,000,000	51,000,000
Citigroup Global Markets, Inc.
1.40% (dated 12/29/17, due 01/02/18, repurchase price $10,002,000, collateralized by Federal Home Loan Mortgage Corporation and Federal National Mortgage Association, 4.000% to 4.500%, due 11/01/44 to 07/01/47, total market value $10,266,672)	10,000,000	10,000,000
Goldman Sachs & Co.
1.35% (dated 12/29/17, due 01/02/18, repurchase price $60,009,000, collateralized by Government National Mortgage Association, 3.500% to 4.500%, due 10/20/46 to 09/20/47, total market value $61,004,073)	60,000,000	60,000,000
1.45% (dated 12/27/17, due 01/03/18, repurchase price $21,506,000, collateralized by Government National Mortgage Association, 3.000% to 5.000%, due 06/15/40 to 11/20/67, total market value $21,930,000)	21,500,000	21,500,000

	Par	Value
HSBC Securities USA, Inc.
1.35% (dated 12/26/17, due 01/02/18, repurchase price $7,002,000, collateralized by U.S. Treasury Bill and U.S. Treasury Bond , 0.000% to 0.375%, due 09/13/18 to 07/15/27, total market value $7,143,845)	$7,000,000	$7,000,000
1.38% (dated 12/29/17, due 01/02/18, repurchase price $50,008,000, collateralized by U.S. Treasury Bond, 2.125% to 2.125%, due 09/30/24, total market value $51,004,704)	50,000,000	50,000,000
1.34% (dated 12/27/17, due 01/03/18, repurchase price $12,003,000, collateralized by U.S. Treasury Bill and U.S. Treasury Bond, 0.000% to 0.375%, due 09/13/18 to 07/15/27, total market value $12,242,204)	12,000,000	12,000,000
Mitsubishi UFJ Securities USA, Inc.
1.35% (dated 12/29/17, due 01/02/18, repurchase price $27,004,000, collateralized by Federal Home Loan Mortgage Corporation and Federal National Mortgage Association, 2.485% to 5.936%, due 05/01/18 to 08/01/48, total market value $27,810,000)	27,000,000	27,000,000
Mizuho Securities USA, Inc.
1.37% (dated 12/29/17, due 01/02/18, repurchase price $10,002,000, collateralized by U.S. Treasury Bond, 2.000% to 2.000%, due 12/31/21, total market value $10,200,070)	10,000,000	10,000,000
Natixis S.A.
1.33% (dated 12/29/17, due 01/02/18, repurchase price $21,003,000, collateralized by U.S. Treasury Bill and U.S. Treasury Bonds, 0.000% to 5.375%, due 01/18/18 to 02/15/46, total market value $21,355,975)	21,000,000	21,000,000
1.34% (dated 12/29/17, due 01/02/18, repurchase price $4,001,000, collateralized by Federal National Mortgage Association and U.S. Treasury Bond, 1.625% to 6.000%, due 01/21/20 to 05/15/47, total market value $4,080,023)	4,000,000	4,000,000

See Notes to Financial Statements.	71

MONEY MARKET FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
RBC Capital Markets LLC
1.38% (dated 12/29/17, due 01/02/18, repurchase price $25,004,000, collateralized by Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association, 2.500% to 6.500%, due 03/01/26 to 12/01/47, total market value $25,665,911)	$25,000,000	$25,000,000
TD Securities USA LLC
1.41% (dated 12/29/17, due 01/02/18, repurchase price $60,009,000, collateralized by U.S. Treasury Bonds, 0.375% to 2.125%, due 07/15/23 to 02/29/24, total market value $61,096,494)	60,000,000	60,000,000

Total Repurchase Agreements (Cost $438,500,000)		438,500,000

TOTAL INVESTMENTS — 103.3% (Cost $1,202,094,558)		1,202,094,558
Liabilities in Excess of Other Assets — (3.3)%		(38,583,356)

NET ASSETS — 100.0%		$1,163,511,202

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2017, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Agency Obligations	$539,325,528	$—	$539,325,528	$—
Money Market Funds	293,416	293,416	—	—
Repurchase Agreements	438,500,000	—	438,500,000	—
U.S. Treasury Obligations	223,975,614	—	223,975,614	—

Total Assets — Investments in Securities	$1,202,094,558	$293,416	$1,201,801,142	$—

There were no transfers between Level 1, Level 2 and Level 3 during the year ended December 31, 2017.

72	See Notes to Financial Statements.

Low-Duration Bond Fund (Unaudited)

The Fund invested in a diversified portfolio composed primarily of investment grade fixed-income securities with an average dollar-weighted duration (a calculation that measures the price sensitivity of a bond or bond fund to changes in interest rates) normally between one to three years. The Investor Class of the Fund outperformed its all-U.S. Treasury benchmark, the ICE BofAML 1-3 Year U.S. Treasury Index, for the one-year period ended December 31, 2017 (1.42% versus 0.42%). In an effort to outpace its benchmark, the Fund tactically utilized spread sectors (such as high yield and investment grade corporates, mortgage-backed securities, emerging market U.S. dollar-denominated securities and asset-backed securities) that traded at a yield premium relative to their U.S. Treasury counterparts. The strategy of overweighting non-U.S. Treasuries sectors, particularly investment grade corporate bonds, provided value relative to the benchmark. The Fund’s relative yield advantage versus the benchmark was also a positive contributor to relative returns.

Other strategies involving derivatives were utilized during the year, resulting in an overall modest impact to performance.

U.S. Treasury futures contracts were used for both duration management and yield curve positioning strategies. Over the course of the calendar year, these positions had a positive impact on relative performance as they were used to provide short duration positions when rates increased. Credit default swaps were purchased and were moderate detractors from the Fund’s relative performance during the year, as spreads narrowed within the corporate bond sector during the period the positions were held. In an effort to gain exposure to U.S. and non-U.S. interest rates and duration, interest rate swaps were utilized and detracted modestly from relative performance. Currency forward contracts were used to hedge certain non-U.S. dollar positions and very slightly detracted from the performance of the Fund. On an overall net basis, the currency strategies modestly benefitted relative performance.

During the year, the Fund remained true to its overall objective of seeking current income consistent with preservation of capital.

This Fund may be suitable for investors who have a short-term investment horizon, seek an investment return that is relatively stable and want to diversify their portfolio with a fixed-income investment option. This Fund is subject to interest rate risk. Meaning, when interest rates rise, the value of the existing fixed-income securities decrease and vice versa. Changes in interest rates have a bigger impact on long duration holdings than on short duration holdings. To the extent that the investment adviser misjudges current market conditions, the Fund’s volatility may be amplified by its use of derivatives and by its ability to select sub-advisers to allocate assets. Derivatives involve different risks from, and in some respects greater than, those associated with investing directly in securities, currencies or other instruments. Derivatives may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in value of the underlying instruments may produce disproportionate losses to the Fund. It is possible to lose money by investing in the Fund.

At December 31, 2017, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

	%
U.S. Treasury Obligations	27.2
Corporate Bonds	24.0
Mortgage-Backed Securities	19.0
Foreign Bonds	17.5
Asset-Backed Securities	16.6
Money Market Funds	3.0
Municipal Bonds	1.6
Agency Obligations	1.2
Certificates of Deposit	0.8
Commercial Paper	0.1
Written Option	(—	)**
Security Sold Short	(0.6)

	110.4

**Rounds to less than 0.05%

See Notes to Financial Statements.	73

Low-Duration Bond Fund (Unaudited)

Average Annual Total Returns as of 12/31/17
	Institutional Class	Investor Class*	Benchmark
One Year	1.69%	1.42%	0.42%
Five Year	1.08%	0.83%	0.56%
Ten Year	2.47%	2.26%	1.44%
Since Inception	2.93%	2.76%	2.34%
Inception Date	08/27/01	08/27/01
Total Fund Operating Expenses (May 1, 2017 Prospectus as amended
July 1, 2017)(1)	0.38%	0.65%

(1)Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2007 to December 31, 2017, with all dividends and capital gains reinvested, with the ICE BofAML 1-3 Year U.S. Treasury Index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

74	See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS	December 31, 2017

	Par	Value
AGENCY OBLIGATIONS — 1.2%
Federal Home Loan Bank
1.38%, 09/28/20	$2,230,000	$2,192,019
Federal Home Loan Mortgage Corporation
1.13%, 04/15/19	1,550,000	1,536,007
0.88%, 07/19/19	2,880,000	2,835,402
Federal National Mortgage Association
1.00%, 08/28/19	2,970,000	2,926,668
1.50%, 02/28/20Δ	1,700,000	1,682,892

Total Agency Obligations (Cost $11,316,353)		11,172,988

ASSET-BACKED SECURITIES — 16.6%
Adams Mill CLO, Ltd. Series 2014-1A A2R
(Floating, ICE LIBOR USD 3M + 1.10%), 2.46%, 07/15/26 144A †	800,000	802,597
ALM XII, Ltd. Series 2015-12A A1R
(Floating, ICE LIBOR USD 3M + 1.05%), 2.41%, 04/16/27 144A †	440,000	441,114
AmeriCredit Automobile Receivables Trust Series 2014-1 C
2.15%, 03/09/20	617,789	618,154
AmeriCredit Automobile Receivables Trust Series 2016-2 A3
1.60%, 11/09/20	590,000	589,084
AmeriCredit Automobile Receivables Trust Series 2016-2 B
2.21%, 05/10/21	790,000	789,651
AmeriCredit Automobile Receivables Trust Series 2016-2 C
2.87%, 11/08/21	230,000	231,461
AmeriCredit Automobile Receivables Trust Series 2016-3 A3
1.46%, 05/10/21	1,280,000	1,274,319
AmeriCredit Automobile Receivables Trust Series 2017-1 A3
1.87%, 08/18/21	210,000	209,380
AmeriCredit Automobile Receivables
Trust Series 2017-2 A3 1.98%, 12/20/21	1,360,000	1,355,080
AMMC CLO XIII, Ltd. Series 2013-13A A1LR
(Floating, ICE LIBOR USD 3M + 1.26%), 2.62%, 07/24/29 144A †	2,000,000	2,016,082
Arbor Realty Commercial Real Estate, Ltd. Series 2016-FL1A A
(Floating, ICE LIBOR USD 1M + 1.70%), 3.18%, 09/15/26 144A †	490,000	489,094
Arbor Realty Commercial Real Estate, Ltd. Series 2017-FL1A
(Floating, ICE LIBOR USD 1M + 1.30%), 2.78%, 04/15/27 144A †	1,610,000	1,631,749

	Par	Value
Atlas Senior Loan Fund IV, Ltd. Series 2013-2A A1LR
(Floating, ICE LIBOR USD 3M + 0.98%), 2.40%, 02/17/26 144A †	$685,000	$685,782
Atrium X Series 10A AR
(Floating, ICE LIBOR USD 3M + 0.95%), 2.31%, 07/16/25 144A †	2,887,395	2,894,039
Babson CLO, Ltd. Series 2013-IA AR
(Floating, ICE LIBOR USD 3M + 0.80%), 0.00%, 01/20/28 144A †	1,200,000	1,200,000
Babson CLO, Ltd. Series 2015-IA C
(Floating, ICE LIBOR USD 3M + 2.85%), 4.21%, 04/20/27 144A †	600,000	599,911
Bayview Opportunity Master Fund
IIIa Trust Series 2017-RN8 A1 3.35%, 11/28/32 144A STEP	300,000	300,231
Bear Stearns Asset-Backed Securities Trust Series 2004-SD1A2
(Floating, ICE LIBOR USD 1M + 0.45%), 2.00%, 12/25/42†	52,631	52,232
Bear Stearns Asset-Backed Securities Trust Series 2007-HE7 1A1
(Floating, ICE LIBOR USD 1M + 1.00%), 2.55%, 10/25/37†	457,851	461,040
BlueMountain CLO 2013-3, Ltd. Series 2013-3A AR
(Floating, ICE LIBOR USD 3M + 0.89%), 2.27%, 10/29/25 144A †	1,130,000	1,130,397
BlueMountain CLO, Ltd. Series 2013-4A AR
(Floating, ICE LIBOR USD 3M + 1.01%), 2.37%, 04/15/25 144A †	990,000	992,906
BMW Vehicle Owner Trust Series 2016-A A3 1.16%, 11/25/20	1,530,000	1,518,454
Bsprt Issuer, Ltd. Series 2017-FL1 A
(Floating, ICE LIBOR USD 1M + 1.35%), 2.83%, 06/15/27 144A †	550,000	552,147
Capital Auto Receivables Asset Trust
Series 2016-2 B 2.11%, 03/22/21	170,000	169,561
Capital Auto Receivables Asset Trust
Series 2017-1 A3 2.02%, 08/20/21 144A	650,000	648,458
Capital One Multi-Asset Execution
Trust Series 2015-A2 A2 2.08%, 03/15/23	90,000	89,802
Capital One Multi-Asset Execution
Trust Series 2016-A4 A4 1.33%, 06/15/22	2,320,000	2,291,813
Carlyle Global Market Strategies CLO, Ltd. Series 2014-1A AR
(Floating, ICE LIBOR USD 3M + 1.30%), 2.65%, 04/17/25 144A †	475,000	476,649

See Notes to Financial Statements.	75

LOW-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Cent CLO, Ltd. Series 2013-18A A
(Floating, ICE LIBOR USD 3M + 1.12%), 2.48%, 07/23/25 144A †	$1,356,444	$1,357,785
Chesapeake Funding II LLC Series 2016-1A A1
2.11%, 03/15/28 144A	1,186,750	1,187,487
Chesapeake Funding II LLC Series 2016-2A A1
1.88%, 06/15/28 144A	1,444,246	1,441,693
Chesapeake Funding II LLC Series 2017-3A A1
1.91%, 08/15/29 144A	3,450,000	3,433,525
Chesapeake Funding II LLC Series 2017-4A A1
2.12%, 11/15/29 144A	1,720,000	1,715,932
CIFC Funding 2015-V, Ltd. Series 2015-5A A1
(Floating, ICE LIBOR USD 3M + 1.55%), 2.92%, 10/25/27 144A †	1,110,000	1,114,409
CIFC Funding, Ltd. Series 2015-2A AR
(Floating, ICE LIBOR USD 3M + 0.78%), 0.00%, 04/15/27 144A †	1,000,000	1,000,000
Citibank Credit Card Issuance Trust Series 2017-A9 A9
1.80%, 09/20/21	4,770,000	4,746,780
CNH Equipment Trust Series 2016-B A3
1.63%, 08/15/21	1,020,000	1,014,977
CNH Equipment Trust Series 2016-C A3
1.44%, 12/15/21	1,140,000	1,128,818
CNH Equipment Trust Series 2017-B A3
1.86%, 09/15/22	1,110,000	1,101,898
Colony American Homes Series 2014-1A A
(Floating, LIBOR USD 1M + 1.15%), 2.63%, 05/17/31 144A †	502,207	503,853
Colony American Homes Series 2014-2A A
(Floating, LIBOR USD 1M + 0.95%), 2.43%, 07/17/31 144A †	562,278	563,710
Colony Starwood Homes Trust Series 2016-2A A
(Floating, LIBOR USD 1M + 1.25%), 2.73%, 12/17/33 144A †	1,074,813	1,082,177
Credit Acceptance Auto Loan Trust Series 2016-2A A
2.42%, 11/15/23 144A	2,080,000	2,084,789
Credit Acceptance Auto Loan Trust Series 2017-1A A
2.56%, 10/15/25 144A	1,020,000	1,018,822

	Par	Value
CSAB Mortgage-Backed Trust Series 2006-2 A6A
5.72%, 09/25/36 STEP	$371,095	$225,891
CWABS, Inc. Asset-Backed Certificates Trust Series 2004-6 1A1
(Floating, ICE LIBOR USD 1M + 0.54%), 2.09%, 12/25/34†	1,233,215	1,201,183
Dell Equipment Finance Trust Series 2017-2 A3
2.19%, 10/24/22 144A	560,000	558,364
Drive Auto Receivables Trust Series 2016-BA C
3.19%, 07/15/22 144A	590,000	594,562
Drive Auto Receivables Trust Series 2017-2 B
2.25%, 06/15/21	420,000	420,267
Drug Royalty II LP 2 Series 2014-1
A1
(Floating, ICE LIBOR USD 3M + 2.85%), 4.15%, 07/15/23 144A †	115,791	116,815
Dryden Senior Loan Fund Series 2014-31A AR
(Floating, ICE LIBOR USD 3M + 1.08%), 2.43%, 04/18/26 144A †	590,000	592,091
Dryden Senior Loan Fund Series 2015-41A A A
(Floating, ICE LIBOR USD 3M + 1.50%), 2.86%, 01/15/28 144A †	2,000,000	2,011,586
Dryden XXVI Senior Loan Fund Series 2013-26A A
(Floating, ICE LIBOR USD 3M + 1.10%), 2.46%, 07/15/25 144A †	357,824	358,727
Enterprise Fleet Financing LLC Series 2016-2 A2
1.74%, 02/22/22 144A	1,109,464	1,107,424
Enterprise Fleet Financing LLC Series 2016-2 A3
2.04%, 02/22/22 144A	730,000	726,343
Enterprise Fleet Financing LLC Series 2017-1 A2
2.13%, 07/20/22 144A	371,826	371,905
Enterprise Fleet Financing LLC Series 2017-1 A3
2.60%, 07/20/22 144A	250,000	251,404
Enterprise Fleet Financing LLC Series 2017-2 A2
1.97%, 01/20/23 144A	790,000	788,619
Enterprise Fleet Financing LLC Series 2017-3 A2
2.13%, 05/22/23 144A	1,040,000	1,038,546
FHLMC Structured Pass-Through Certificates Series T-32
(Floating, LIBOR USD 1M + 0.26%), 1.81%, 08/25/31†	379,497	376,657

76	See Notes to Financial Statements.

	Par	Value
Flatiron CLO 2015-1, Ltd. Series 2015-1A AR
(Floating, ICE LIBOR USD 3M + 0.89%), 2.25%, 04/15/27 144A †	$1,765,000	$1,768,037
GM Financial Automobile Leasing Trust Series 2016-1 C
3.24%, 03/20/20	800,000	806,266
GoldenTree Loan Opportunities VII, Ltd. Series 2013-7A A
(Floating, ICE LIBOR USD 3M + 1.15%), 2.52%, 04/25/25 144A †	433,674	434,245
Greystone Commercial Real Estate Notes, Ltd. Series 2017-FL1A A
(Floating, ICE LIBOR USD 1M + 1.55%), 3.03%, 03/15/27 144A †	900,000	901,894
GT Loan Financing I, Ltd. Series 2013-1A A
(Floating, ICE LIBOR USD 3M + 1.27%), 2.65%, 10/28/24 144A †	1,100,000	1,101,924
Honda Auto Receivables Owner Trust Series 2007-3 A3
1.79%, 09/20/21	1,500,000	1,489,298
Hyundai Auto Receivables Trust Series 2016-A A3
1.56%, 09/15/20	940,000	937,361
Hyundai Auto Receivables Trust Series 2016-B D
2.68%, 09/15/23	680,000	672,486
John Deere Owner Trust Series 2017-B A3
1.82%, 10/15/21	575,000	570,924
JP Morgan Mortgage Acquisition Corporation Series 2006-FRE2 A1
(Floating, ICE LIBOR USD 1M + 0.18%), 1.73%, 02/25/36†	232,958	233,408
Kubota Credit Owner Trust Series 2016-1A A2
1.25%, 04/15/19 144A	324,937	324,450
Kubota Credit Owner Trust Series 2017-1A A3
1.88%, 08/16/21 144A	1,730,000	1,715,556
LA Arena Funding LLC Series 1 A 7.66%, 12/15/26 144A	131,894	140,252
LCM XVII LP Series 17A AR
(Floating, ICE LIBOR USD 3M + 1.35%), 2.71%, 10/15/26 144A †	1,250,000	1,257,423
Madison Park Funding XIV, Ltd. Series 2014-14A A2R
(Floating, ICE LIBOR USD 3M + 1.12%), 2.48%, 07/20/26 144A †	250,000	250,956
Madison Park Funding XIV, Ltd. Series 2014-14A BR
(Floating, ICE LIBOR USD 3M + 1.55%), 2.91%, 07/20/26 144A †	1,370,000	1,377,857

	Par	Value
Mercedes-Benz Master Owner Trust Series 2016-BA A
(Floating, LIBOR USD 1M + 0.70%), 2.18%, 05/17/21 144A †	$1,354,000	$1,364,246
Mercedes-Benz Master Owner Trust Series 2017-BA A
(Floating, LIBOR USD 1M + 0.42%), 1.90%, 05/16/22 144A †	1,750,000	1,757,721
Mill City Mortgage Loan Trust Series 2016-1 A1
2.50%, 04/25/57 144A	1,242,186	1,237,668
MMAF Equipment Finance LLC Series 2017-AA A3
2.04%, 02/16/22 144A	2,210,000	2,199,542
Mountain Hawk II CLO, Ltd. Series 2013-2A A1
(Floating, ICE LIBOR USD 3M + 1.16%), 2.52%, 07/22/24 144A †	313,749	314,406
MVW Owner Trust Series 2017-1A A
2.42%, 12/20/34 144A	942,068	934,307
Navient Private Education Loan Trust Series 2014-CTA A
(Floating, ICE LIBOR USD 1M + 0.70%), 2.18%, 09/16/24 144A †	70,458	70,665
Navient Student Loan Trust Series 2016-5A A
(Floating, ICE LIBOR USD 1M + 1.25%), 2.80%, 06/25/65 144A †	669,692	684,886
Navient Student Loan Trust Series 2016-6A A2
(Floating, ICE LIBOR USD 1M + 0.75%), 2.30%, 03/25/66 144A †	1,500,000	1,516,871
Navient Student Loan Trust Series 2017-2A A
(Floating, ICE LIBOR USD 1M + 1.05%), 2.60%, 12/27/66 144A †	1,372,050	1,390,288
Navient Student Loan Trust Series 2017-5A A
(Floating, ICE LIBOR USD 1M + 0.80%), 2.35%, 07/26/66 144A †	1,456,547	1,463,852
Nelnet Student Loan Trust Series 2016-1A A
(Floating, ICE LIBOR USD 1M + 0.80%), 2.13%, 09/25/65 144A †	1,529,729	1,551,490
Neuberger Berman CLO, Ltd. Series 2017-16SA A
(Floating, ICE LIBOR USD 3M + 0.85%), 0.00%, 01/15/28 144A †	1,145,000	1,145,000
Nissan Auto Receivables Owner Trust Series 2016-A A4
1.59%, 07/15/22	2,860,000	2,827,543

See Notes to Financial Statements.	77

LOW-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Nissan Master Owner Receivables Trust Series 2016-A A2
1.54%, 06/15/21	$1,440,000	$1,428,230
Nissan Master Owner Receivables Trust Series 2017-B A
(Floating, LIBOR USD 1M + 0.43%), 1.91%, 04/18/22†	1,650,000	1,659,155
OCP CLO 2014-7, Ltd. Series 2014-7A A1AR
(Floating, ICE LIBOR USD 3M + 0.95%), 2.31%, 10/20/26 144A†	570,000	570,337
Octagon Investment Partners XVII, Ltd. Series 2013-1A A1R
(Floating, ICE LIBOR USD 3M + 1.00%), 2.37%, 10/25/25 144A†	1,370,000	1,372,017
OneMain Financial Issuance Trust Series 2014-2A A
2.47%, 09/18/24 144A	31,469	31,513
OneMain Financial Issuance Trust Series 2015-2A A
2.57%, 07/18/25 144A	579,096	579,443
OZLM Funding II, Ltd. Series 2012-2A A1R
(Floating, ICE LIBOR USD 3M + 1.44%), 2.82%, 10/30/27 144A†	950,000	952,581
Palmer Square CLO 2013-2, Ltd. Series 2013-2A A1AR
(Floating, ICE LIBOR USD 3M + 1.22%), 2.57%, 10/17/27 144A†	1,405,000	1,412,056
Palmer Square Loan Funding 2017-1, Ltd. Series 2017-1A A1
(Floating, ICE LIBOR USD 3M + 0.74%), 2.06%, 10/15/25 144A†	955,000	955,295
PFS Financing Corporation Series 2016-BA A
1.87%, 10/15/21 144A	290,000	288,620
Regatta V Funding, Ltd. Series 2014-1A A1AR
(Floating, ICE LIBOR USD 3M + 1.16%), 2.53%, 10/25/26 144A†	2,000,000	2,009,005
Santander Drive Auto Receivables Trust Series 2014-3 D
2.65%, 08/17/20	210,000	210,681
Santander Drive Auto Receivables Trust Series 2014-4 C
2.60%, 11/16/20	628,822	630,207
Santander Drive Auto Receivables Trust Series 2015-1 D
3.24%, 04/15/21	320,000	323,435
Santander Drive Auto Receivables Trust Series 2015-2 D
3.02%, 04/15/21	555,000	560,521
Santander Drive Auto Receivables Trust Series 2016-2 A3
1.56%, 05/15/20	300,079	299,913

	Par	Value
Santander Drive Auto Receivables Trust Series 2016-2 C
2.66%, 11/15/21	$640,000	$642,276
Santander Drive Auto Receivables Trust Series 2017-1 A3
1.77%, 09/15/20	190,000	189,710
Securitized Asset-Backed Receivables LLC Trust Series 2006-OP1 M1
(Floating, ICE LIBOR USD 1M + 0.37%), 1.92%, 10/25/35†	1,416,412	1,420,313
Securitized Auto Receivables LLC Trust Series 2017-2A A3
2.04%, 04/26/21 144A	1,390,000	1,382,772
SLC Student Loan Trust Series 2006-2 A5
(Floating, ICE LIBOR USD 3M + 0.10%), 1.69%, 09/15/26†	1,003,621	1,001,525
SLM Private Credit Student Loan Trust Series 2003-B A2
(Floating, ICE LIBOR USD 3M + 0.40%), 1.99%, 03/15/22†	5,328	5,338
SLM Private Credit Student Loan Trust Series 2005-A A3
(Floating, ICE LIBOR USD 3M + 0.20%), 1.79%, 06/15/23†	2,163,151	2,159,479
SLM Private Education Loan Trust Series 2010-A 2A
(Floating, ICE LIBOR USD 1M + 3.25%), 4.73%, 05/16/44 144A†	870,999	896,942
SLM Private Education Loan Trust Series 2011-B A2
3.74%, 02/15/29 144A	846,368	857,442
SLM Private Education Loan Trust Series 2014-A A2A
2.59%, 01/15/26 144A	421,227	422,174
SLM Private Education Loan Trust Series 2014-A A2B
(Floating, ICE LIBOR USD 1M + 1.15%), 2.63%, 01/15/26 144A†	944,914	952,616
SLM Student Loan Trust Series 2003-5 A5
(Floating, Euribor 3M + 0.27%), 0.00%, 06/17/24† (E)	407,922	490,516
SLM Student Loan Trust Series 2004-2 A5
(Floating, Euribor 3M + 0.18%), 0.00%, 01/25/24† (E)	2,554,667	3,073,350
SLM Student Loan Trust Series 2004-3 A5
(Floating, ICE LIBOR USD 3M + 0.17%), 1.54%, 07/25/23†	1,129,715	1,129,596
SLM Student Loan Trust Series 2005-8 A4
(Floating, ICE LIBOR USD 3M + 0.55%), 1.92%, 01/25/28†	2,472,193	2,484,269
SMB Private Education Loan Trust Series 2015-C A2A
2.75%, 07/15/27 144A	691,824	693,422

78	See Notes to Financial Statements.

	Par	Value
SMB Private Education Loan Trust Series 2016-A A2A
2.70%, 05/15/31 144A	$470,000	$468,209
SMB Private Education Loan Trust Series 2016-B A2A
2.43%, 02/17/32 144A	298,000	293,292
Sofi Consumer Loan Program Series 2017-5 A1
2.14%, 09/25/26 144A	1,408,722	1,405,349
SoFi Professional Loan Program LLC Series 2015-A A1
(Floating, ICE LIBOR USD 1M + 1.20%), 2.53%, 03/25/33 144A†	461,283	469,883
SoFi Professional Loan Program LLC Series 2015-D A2
2.72%, 10/27/36 144A	1,422,752	1,422,967
SoFi Professional Loan Program LLC Series 2016-A A2
2.76%, 12/26/36 144A	496,018	495,834
SoFi Professional Loan Program LLC Series 2016-C A2B
2.36%, 12/27/32 144A	210,000	207,520
SoFi Professional Loan Program LLC Series 2016-D A2A
1.53%, 04/25/33 144A	246,065	245,273
SoFi Professional Loan Program LLC Series 2016-D A2B
2.34%, 04/25/33 144A	190,000	187,086
SoFi Professional Loan Program LLC Series 2016-F A2
3.02%, 02/25/40 144A	1,548,469	1,544,862
SoFi Professional Loan Program LLC Series 2017-C A2A
1.75%, 07/25/40 144A	674,188	671,608
Springleaf Funding Trust Series 2015-AA A
3.16%, 11/15/24 144A	545,000	547,256
Starwood Waypoint Homes Trust Series 2017-1 A
(Floating, LIBOR USD 1M + 0.95%), 2.44%, 01/17/35 144A†	2,022,611	2,034,825
Structured Asset Securities Corporation Mortgage Loan Trust Series 2005-7XS 2A1A
(Floating, ICE LIBOR USD 1M + 1.50%), 2.86%, 04/25/35†	297,337	291,823
Symphony CLO VIII LP Series 2012-8A AR
(Floating, ICE LIBOR USD 3M + 1.10%), 2.45%, 01/09/23 144A†	574,631	575,603
Synchrony Credit Card Master Note Trust Series 2015-2 A
1.60%, 04/15/21	1,500,000	1,499,112
Towd Point Mortgage Trust Series 2016-3 A1
2.25%, 04/25/56 144A	749,754	744,460
Toyota Auto Receivables Owner Trust Series 2016-B A3
1.30%, 04/15/20	653,137	650,754

	Par	Value
Treman Park CLO, Ltd. Series 2015-1A AR
(Floating, ICE LIBOR USD 3M + 1.37%), 2.73%, 04/20/27 144A†	$1,000,000	$1,001,128
Tryon Park CLO, Ltd. Series 2013-1A A1
(Floating, ICE LIBOR USD 3M + 1.12%), 2.48%, 07/15/25 144A†	1,507,332	1,510,707
Tryon Park CLO, Ltd. Series 2013-1A A2
(Floating, ICE LIBOR USD 3M + 1.55%), 2.91%, 07/15/25 144A†	1,175,000	1,177,913
USAA Auto Owner Trust Series 2017-1 A3
1.70%, 05/17/21	660,000	656,294
Venture XVII CLO, Ltd. Series 2014-17A CR
(Floating, ICE LIBOR USD 3M + 2.20%), 3.56%, 07/15/26 144A†	360,000	361,787
Verizon Owner Trust Series 2017-3A A1A
2.06%, 04/20/22 144A	3,000,000	2,988,360
Vibrant CLO III, Ltd. Series 2015-3A A1R
(Floating, ICE LIBOR USD 3M + 1.48%), 2.84%, 04/20/26 144A†	250,000	250,824
VOLT LIX LLC Series 2017-NPL6 A1
3.25%, 05/25/47 144A STEP	670,807	674,161
VOLT LVIII LLC Series 2017-NPL5 A1
3.38%, 05/28/47 144A STEP	1,023,412	1,027,487
VOLT LX LLC Series 2017-NPL7 A1
3.25%, 04/25/59 144A STEP	338,181	339,621
VOLT LXI LLC Series 2017-NPL8 A1
3.13%, 06/25/47 144A STEP	421,283	422,509
VOLT XL LLC Series 2015-NP14 A1
4.38%, 11/27/45 144A STEP	126,049	126,647
Voya CLO, Ltd. Series 2013-3A A2R
(Floating, ICE LIBOR USD 3M + 1.50%), 2.85%, 01/18/26 144A†	1,000,000	1,000,725
Westlake Automobile Receivables Trust Series 2016-2A D
4.10%, 06/15/21 144A	350,000	353,761
Westlake Automobile Receivables Trust Series 2017-1A C
2.70%, 10/17/22 144A	740,000	740,297
Wheels SPV 2 LLC Series 2016-1A A2
1.59%, 05/20/25 144A	156,060	155,664
1.88%, 04/20/26 144A	220,000	219,375

Total Asset-Backed Securities (Cost $149,562,241)		150,036,773

See Notes to Financial Statements.	79

LOW-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
CERTIFICATES OF DEPOSIT — 0.8%
Bank of Nova Scotia
0.00%, 01/22/18	$3,000,000	$2,384,872
Barclays Bank PLC
1.94%, 09/04/18	4,700,000	4,700,395

Total Certificates Of Deposit
(Cost $7,053,055)		7,085,267

COMMERCIAL PAPER — 0.1%
Coca-Cola Co.
0.00%, 04/12/18
(Cost $697,349)	700,000	696,888

CORPORATE BONDS — 24.0%
Abbott Laboratories
2.90%, 11/30/21	535,000	541,682
AbbVie, Inc.
2.30%, 05/14/21	2,300,000	2,285,032
2.90%, 11/06/22	290,000	291,170
2.85%, 05/14/23	1,000,000	999,042
ADT Corporation
6.25%, 10/15/21	150,000	165,000
AES Corporation
7.38%, 07/01/21	435,000	490,462
Aetna, Inc.
1.70%, 06/07/18	290,000	289,575
AIG Global Funding
1.95%, 10/18/19 144A	555,000	550,346
Air Lease Corporation
2.63%, 07/01/22	150,000	148,133
American Express Co.
2.50%, 08/01/22	545,000	539,000
American Express Credit Corporation
1.88%, 05/03/19	390,000	388,509
2.20%, 03/03/20	735,000	733,006
American Honda Finance Corporation
1.20%, 07/12/19	650,000	641,154
American International Group, Inc.
3.30%, 03/01/21	400,000	408,068
American Tower Corporation REIT
3.45%, 09/15/21	610,000	624,013
2.25%, 01/15/22	2,700,000	2,632,212
Amgen, Inc.
2.65%, 05/11/22	215,000	214,641
Amphenol Corporation
2.20%, 04/01/20	365,000	363,394
Analog Devices, Inc.
3.50%, 12/05/26	315,000	319,367
Andeavor Logistics LP
6.25%, 10/15/22	199,000	211,382
3.50%, 12/01/22	265,000	264,794
Anthem, Inc.
2.25%, 08/15/19	355,000	354,476
2.50%, 11/21/20	260,000	259,637
Arconic, Inc.
5.40%, 04/15/21	500,000	532,375
Ares Capital Corporation
3.63%, 01/19/22	1,325,000	1,331,698

	Par	Value
Astoria Financial Corporation
3.50%, 06/08/20	$480,000	$482,139
AT&T, Inc.
2.30%, 03/11/19	1,070,000	1,071,456
(Floating, ICE LIBOR USD 3M + 0.95%), 2.31%, 07/15/21†	1,000,000	1,014,216
2.85%, 02/14/23	695,000	698,570
Athene Global Funding
2.75%, 04/20/20 144A	1,445,000	1,446,208
Aviation Capital Group LLC
4.63%, 01/31/18 144A	500,000	501,024
2.88%, 09/17/18 144A	2,000,000	2,007,020
2.88%, 01/20/22 144A	755,000	755,097
Baker Hughes a GE Co. LLC
2.77%, 12/15/22 144A	365,000	364,793
Bank of America Corporation
2.65%, 04/01/19	2,500,000	2,514,654
2.15%, 11/09/20	195,000	194,240
(Variable, ICE LIBOR USD 3M + 0.66%), 2.37%, 07/21/21†	1,300,000	1,298,201
(Variable, ICE LIBOR USD 3M + 0.63%), 2.33%, 10/01/21†	1,940,000	1,935,298
(Variable, ICE LIBOR USD 3M + 1.16%), 3.12%, 01/20/23†	495,000	502,415
(Floating, ICE LIBOR USD 3M + 1.00%), 2.36%, 04/24/23†	1,015,000	1,031,951
(Variable, ICE LIBOR USD 3M + 1.02%), 2.88%, 04/24/23†	1,180,000	1,182,450
3.50%, 04/19/26	325,000	332,639
Becton Dickinson and Co.
2.13%, 06/06/19	1,275,000	1,272,579
2.40%, 06/05/20	325,000	323,426
BGC Partners, Inc.
5.13%, 05/27/21	1,400,000	1,481,059
BMW US Capital LLC
1.50%, 04/11/19 144A	430,000	427,110
Boston Scientific Corporation
2.65%, 10/01/18	1,800,000	1,807,437
Branch Banking & Trust Co.
1.45%, 05/10/19	1,180,000	1,169,057
Broadcom Corporation
2.38%, 01/15/20 144A	3,025,000	3,006,023
3.00%, 01/15/22 144A	116,000	115,126
Burlington Northern Santa Fe LLC
3.40%, 09/01/24	500,000	518,332
CA, Inc.
3.60%, 08/15/22	205,000	208,056
Cantor Fitzgerald LP
6.50%, 06/17/22 144A	750,000	832,221
Capital One Financial Corporation
2.40%, 10/30/20	1,105,000	1,098,963
(Floating, ICE LIBOR USD 3M + 0.95%), 2.49%, 03/09/22†	995,000	998,467
3.75%, 04/24/24Δ	135,000	138,879
Capital One NA
2.35%, 01/31/20	1,030,000	1,027,416

80	See Notes to Financial Statements.

	Par	Value
Cardinal Health, Inc.
1.95%, 06/14/19	$745,000	$740,682
Caterpillar Financial Services Corporation
2.10%, 01/10/20	325,000	324,422
Cboe Global Markets, Inc.
1.95%, 06/28/19	320,000	318,093
Celgene Corporation
2.25%, 08/15/21Δ	1,540,000	1,518,446
CenterPoint Energy, Inc.
2.50%, 09/01/22	320,000	315,529
CenturyLink, Inc.
5.63%, 04/01/20	530,000	535,962
Charter Communications Operating LLC
4.46%, 07/23/22	640,000	668,408
Cheniere Corpus Christi Holdings LLC
5.88%, 03/31/25	630,000	683,944
Cheniere Energy Partners
5.25%, 10/01/25 144A	430,000	438,600
CIT Group, Inc.
5.50%, 02/15/19 144A	67,000	69,010
Citibank NA
1.85%, 09/18/19	1,090,000	1,083,555
2.10%, 06/12/20	1,050,000	1,043,503
2.13%, 10/20/20Δ	800,000	792,678
Citigroup, Inc.
(Floating, ICE LIBOR USD 3M + 0.93%), 2.45%, 06/07/19†	1,000,000	1,008,091
2.45%, 01/10/20	820,000	820,764
2.75%, 04/25/22	1,100,000	1,098,884
(Floating, ICE LIBOR USD 3M + 0.95%), 2.31%, 07/24/23†	1,620,000	1,634,263
(Variable, ICE LIBOR USD 3M + 0.95%), 2.88%, 07/24/23†	765,000	761,975
Citizens Bank NA
2.45%, 12/04/19	600,000	600,672
2.25%, 03/02/20	285,000	283,792
2.20%, 05/26/20	370,000	367,632
CNH Industrial Capital LLC
3.38%, 07/15/19	275,000	277,750
3.88%, 10/15/21	145,000	147,906
Continental Airlines Class B Pass-Through Trust Series 2010-1
6.00%, 01/12/19	173,557	177,896
Crown Castle International Corporation REIT
4.88%, 04/15/22Δ	325,000	348,856
3.20%, 09/01/24	325,000	322,109
Crown Castle Towers LLC
3.22%, 05/15/22 144A	1,500,000	1,518,120
D.R. Horton, Inc.
4.00%, 02/15/20	1,100,000	1,132,077
Daimler Finance North America LLC
2.00%, 08/03/18 144A	3,000,000	3,000,609
1.50%, 07/05/19 144A	1,090,000	1,077,487
2.20%, 05/05/20 144A	230,000	228,772

	Par	Value
2.30%, 02/12/21 144A	$1,455,000	$1,443,306
DCP Midstream Operating LP
2.70%, 04/01/19	420,000	419,475
5.35%, 03/15/20 144A	275,000	288,063
Delta Air Lines, Inc.
2.88%, 03/13/20	465,000	467,946
2.60%, 12/04/20	1,480,000	1,476,379
3.63%, 03/15/22	2,285,000	2,326,693
Diamond 1 Finance Corporation
3.48%, 06/01/19 144A	1,455,000	1,473,733
4.42%, 06/15/21 144A	1,325,000	1,381,754
5.88%, 06/15/21 144A	140,000	145,600
5.45%, 06/15/23 144A	500,000	540,942
Discovery Communications LLC
4.38%, 06/15/21	220,000	230,346
DISH DBS Corporation
4.25%, 04/01/18	700,000	704,375
6.75%, 06/01/21	700,000	736,750
Dominion Energy, Inc.
2.96%, 07/01/19 STEP	200,000	201,622
2.58%, 07/01/20	335,000	335,341
DTE Energy Co.
1.50%, 10/01/19	400,000	393,823
Duke Energy Corporation
1.80%, 09/01/21	405,000	394,271
2.40%, 08/15/22	195,000	191,794
DXC Technology Co.
2.88%, 03/27/20	140,000	140,757
E*TRADE Financial Corporation
2.95%, 08/24/22	410,000	406,977
eBay, Inc.
2.15%, 06/05/20	580,000	576,265
(Floating, ICE LIBOR USD 3M + 0.87%), 2.25%, 01/30/23†	608,000	610,594
EI du Pont de Nemours & Co.
2.20%, 05/01/20	365,000	364,802
Emera US Finance LP
2.15%, 06/15/19	250,000	249,116
Enbridge Energy Partners LP
4.38%, 10/15/20	625,000	651,757
Energy Transfer Equity LP
7.50%, 10/15/20	300,000	330,750
4.25%, 03/15/23	630,000	626,850
Energy Transfer LP
3.60%, 02/01/23	105,000	105,226
EnLink Midstream Partners LP
2.70%, 04/01/19	685,000	684,595
Enterprise Products Operating LLC
1.65%, 05/07/18	75,000	74,906
EQT Corporation
2.50%, 10/01/20	395,000	392,505
Eversource Energy
2.75%, 03/15/22	395,000	396,098
Exelon Corporation
2.45%, 04/15/21	175,000	174,343

See Notes to Financial Statements.	81

LOW-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Federal Express Corporation
Pass-Through Trust Series 2012
2.63%, 01/15/18 144A	$33,858	$33,857
Fidelity National Information Services, Inc.
2.25%, 08/15/21	530,000	521,513
Fifth Third Bank 2.30%, 03/15/19	370,000	370,341
FirstEnergy Corporation
2.85%, 07/15/22	2,357,000	2,338,039
Ford Motor Credit Co. LLC
2.94%, 01/08/19	1,300,000	1,308,443
2.26%, 03/28/19	265,000	264,682
2.02%, 05/03/19	875,000	871,318
2.43%, 06/12/20	1,135,000	1,128,940
(Floating, ICE LIBOR USD 3M + 1.27%), 2.96%, 03/28/22Δ†	435,000	442,500
Fortive Corporation
1.80%, 06/15/19	200,000	198,627
Freeport-McMoRan, Inc.
3.10%, 03/15/20	400,000	399,000
3.55%, 03/01/22	200,000	198,250
Fresenius Medical Care US Finance II, Inc.
5.88%, 01/31/22 144A	395,000	435,229
GameStop Corporation
6.75%, 03/15/21Δ 144A	350,000	367,500
General Electric Co.
(Variable, ICE LIBOR USD 3M + 3.33%), 5.00%, 01/21/21†	600,000	619,110
General Motors Financial Co., Inc.
3.10%, 01/15/19	175,000	175,981
2.40%, 05/09/19	780,000	780,447
(Floating, ICE LIBOR USD 3M + 0.93%), 2.29%, 04/13/20†	1,010,000	1,020,441
2.65%, 04/13/20	460,000	460,350
3.20%, 07/13/20	730,000	740,342
2.45%, 11/06/20	605,000	600,859
(Floating, ICE LIBOR USD 3M + 1.55%), 2.91%, 01/14/22†	895,000	917,251
(Floating, ICE LIBOR USD 3M + 1.31%), 3.00%, 06/30/22†	900,000	917,141
Georgia-Pacific LLC
3.73%, 07/15/23 144A	500,000	521,263
Gilead Sciences, Inc.
1.85%, 09/20/19	480,000	478,126
Glencore Funding LLC
(Floating, ICE LIBOR USD 3M + 1.36%), 2.72%, 01/15/19 144A †	680,000	686,012
3.00%, 10/27/22 144A	380,000	376,989
Goldman Sachs Group, Inc.
2.60%, 12/27/20	1,110,000	1,110,670
2.35%, 11/15/21	260,000	256,293
3.00%, 04/26/22	1,450,000	1,456,369
(Floating, ICE LIBOR USD 3M + 0.78%), 2.16%, 10/31/22†	275,000	275,508
(Floating, ICE LIBOR USD 3M + 1.05%), 2.54%, 06/05/23†	1,490,000	1,504,225

	Par	Value
Hartford Financial Services Group, Inc.
5.13%, 04/15/22	$263,000	$287,283
HCA, Inc.
3.75%, 03/15/19	1,600,000	1,618,000
Hewlett Packard Enterprise Co.
2.85%, 10/05/18	1,011,000	1,016,062
2.10%, 10/04/19 144A	1,315,000	1,306,558
Honeywell International, Inc.
1.80%, 10/30/19	360,000	358,193
HSBC USA, Inc.
(Floating, ICE LIBOR USD 3M + 0.61%), 2.02%, 11/13/19†	2,000,000	2,011,858
2.75%, 08/07/20	1,500,000	1,508,788
Hughes Satellite Systems Corporation
6.50%, 06/15/19	275,000	288,406
Huntington National Bank
2.20%, 11/06/18	300,000	300,323
2.38%, 03/10/20	490,000	489,513
Hyundai Capital America
2.40%, 10/30/18 144A	155,000	154,882
2.55%, 04/03/20 144A	315,000	312,599
IBM Credit LLC
1.63%, 09/06/19	645,000	640,804
International Lease Finance Corporation
5.88%, 04/01/19	800,000	832,890
6.25%, 05/15/19	1,300,000	1,362,724
IPALCO Enterprises, Inc.
3.70%, 09/01/24 144A	210,000	210,055
Iron Mountain, Inc. REIT
4.38%, 06/01/21 144A	435,000	442,560
iStar, Inc. REIT
4.63%, 09/15/20	225,000	228,938
J.B. Hunt Transport Services, Inc.
2.40%, 03/15/19	620,000	620,842
Jackson National Life Global Funding
(Floating, ICE LIBOR USD 3M + 0.73%), 2.40%, 06/27/22 144A †	2,100,000	2,125,138
John Deere Capital Corporation
1.95%, 01/08/19Δ	550,000	549,617
JPMorgan Chase & Co.
(Floating, ICE LIBOR USD 3M + 1.21%), 2.58%, 10/29/20†	5,900,000	6,034,198
(Floating, ICE LIBOR USD 3M + 0.68%), 2.16%, 06/01/21†	1,265,000	1,272,723
(Variable, ICE LIBOR USD 3M + 0.94%), 2.78%, 04/25/23Δ†	1,905,000	1,908,002
KeyBank NA 2.35%,
03/08/19	440,000	440,884
Kinder Morgan Energy Partners LP
5.00%, 10/01/21	300,000	320,013
Kinder Morgan Finance Co. LLC
6.00%, 01/15/18 144A	2,300,000	2,304,063
Kinder Morgan, Inc.
3.05%, 12/01/19	1,134,000	1,144,440

82	See Notes to Financial Statements.

	Par	Value
(Floating, ICE LIBOR USD 3M + 1.28%), 2.64%, 01/15/23†	$695,000	$707,008
3.15%, 01/15/23	220,000	218,913
Kraft Heinz Foods Co.
2.00%, 07/02/18	1,100,000	1,100,102
(Floating, ICE LIBOR USD 3M + 0.82%), 2.23%, 08/10/22†	400,000	403,688
Lam Research Corporation
2.75%, 03/15/20	203,000	204,542
2.80%, 06/15/21	620,000	624,390
Lehman Escrow Bonds
0.00%, 01/18/12#	600,000	27,600
0.00%, 12/28/17# y†††	2,600,000	—
Lennar Corporation
4.50%, 06/15/19	1,100,000	1,128,875
4.13%, 01/15/22	1,250,000	1,279,687
Marriott International, Inc.
3.13%, 10/15/21	425,000	430,520
Masco Corporation
5.95%, 03/15/22	683,000	756,880
McCormick & Co., Inc.
2.70%, 08/15/22	200,000	200,064
Metropolitan Life Global Funding
I 1.95%, 12/03/18 144A	670,000	670,022
Morgan Stanley
2.45%, 02/01/19	560,000	561,567
2.75%, 05/19/22	705,000	702,844
(Floating, ICE LIBOR USD 3M + 0.93%), 2.29%, 07/22/22†	2,915,000	2,939,903
Motorola Solutions, Inc.
3.50%, 09/01/21	1,900,000	1,930,267
National Retail Properties, Inc. REIT
5.50%, 07/15/21	151,000	163,851
Navient Corporation
5.50%, 01/15/19	1,800,000	1,836,000
4.88%, 06/17/19	900,000	917,460
8.00%, 03/25/20	400,000	433,500
6.63%, 07/26/21	400,000	423,000
NetApp, Inc.
2.00%, 09/27/19	495,000	491,373
Newell Rubbermaid, Inc.
2.60%, 03/29/19	121,000	121,450
Newmont Mining Corporation
3.50%, 03/15/22	280,000	286,107
NextEra Energy Capital Holdings, Inc.
1.65%, 09/01/18	230,000	229,373
Nissan Motor Acceptance Corporation
2.00%, 03/08/19Δ 144A	5,740,000	5,727,062
2.25%, 01/13/20 144A	310,000	309,534
2.15%, 09/28/20 144A	515,000	510,945
Northwest Airlines Class G-2
Pass-Through Trust Series 2002-1
G2 6.26%, 11/20/21	67,850	72,007
Nuance Communications, Inc.
5.38%, 08/15/20 144A	274,000	278,453
NuStar Logistics LP
6.75%, 02/01/21	250,000	266,875

	Par	Value
Nuveen Finance LLC
2.95%, 11/01/19 144A	$1,300,000	$1,313,011
Omnicom Group, Inc.
3.63%, 05/01/22	250,000	258,348
ONEOK, Inc.
4.25%, 02/01/22Δ	300,000	312,840
Oracle Corporation
2.63%, 02/15/23	265,000	265,775
Pennsylvania Electric Co.
5.20%, 04/01/20	500,000	528,013
Penske Truck Leasing Co. LP
3.38%, 03/15/18 144A	2,900,000	2,908,793
2.50%, 06/15/19 144A	190,000	190,431
3.20%, 07/15/20 144A	1,000,000	1,015,511
3.38%, 02/01/22 144A	650,000	662,773
PepsiCo, Inc.
1.35%, 10/04/19	320,000	316,275
Pioneer Natural Resources Co.
6.88%, 05/01/18	400,000	406,187
Pitney Bowes, Inc.
3.63%, 09/15/20	175,000	174,125
Priceline Group, Inc.
2.75%, 03/15/23Δ	260,000	259,372
Pricoa Global Funding
2.45%, 09/21/22 144A	255,000	252,878
Protective Life Global Funding
2.16%, 09/25/20 144A	1,565,000	1,548,700
QEP Resources, Inc.
6.88%, 03/01/21	155,000	168,175
QUALCOMM, Inc.
2.10%, 05/20/20	230,000	229,112
Radian Group, Inc.
5.25%, 06/15/20	158,000	166,888
Realty Income Corporation REIT
3.25%, 10/15/22	655,000	666,254
Reliance Standard Life Global Funding
II 2.15%, 10/15/18 144A	1,490,000	1,491,401
Rockies Express Pipeline LLC
6.00%, 01/15/19 144A	285,000	294,263
Royal Caribbean Cruises, Ltd.
2.65%, 11/28/20	370,000	369,983
Ryder System, Inc.
2.50%, 09/01/22	325,000	319,511
S&P Global, Inc.
3.30%, 08/14/20	800,000	815,375
Sabine Pass Liquefaction LLC
5.63%, 02/01/21	1,170,000	1,255,130
6.25%, 03/15/22	1,100,000	1,224,975
Santander Holdings USA, Inc.
2.65%, 04/17/20	1,500,000	1,500,031
3.70%, 03/28/22 144A	815,000	825,597
Seagate HDD Cayman
4.25%, 03/01/22 144A	535,000	542,030
Sherwin-Williams Co.
2.25%, 05/15/20	670,000	668,140
Sirius XM Radio, Inc.
3.88%, 08/01/22 144A	470,000	473,525

See Notes to Financial Statements.	83

LOW-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
SLM Corporation
5.13%, 04/05/22	$580,000	$604,650
Smithfield Foods, Inc.
2.70%, 01/31/20 144A	250,000	248,618
2.65%, 10/03/21 144A	495,000	488,692
Southern California Edison Co.
1.85%, 02/01/22	964,286	955,217
Southern Co.
2.95%, 07/01/23	1,500,000	1,502,628
Sprint Communications, Inc.
9.00%, 11/15/18 144A	313,000	329,855
Sprint Spectrum Co., LLC
3.36%, 09/20/21 144A	1,753,125	1,768,465
Stanley Black & Decker, Inc.
2.45%, 11/17/18	530,000	531,715
Starwood Property Trust, Inc. REIT
5.00%, 12/15/21	275,000	286,000
Stryker Corporation
2.00%, 03/08/19	300,000	299,624
Synchrony Bank
3.00%, 06/15/22	490,000	488,510
Synchrony Financial
2.60%, 01/15/19	370,000	370,786
3.00%, 08/15/19	390,000	392,859
(Floating, ICE LIBOR USD 3M + 1.23%), 2.61%, 02/03/20†	950,000	963,662
Targa Resources Partners LP
4.13%, 11/15/19	150,000	151,313
Tech Data Corporation
3.70%, 02/15/22	390,000	391,573
TECO Finance, Inc.
(Floating, ICE LIBOR USD 3M + 0.60%), 1.95%, 04/10/18†	1,500,000	1,501,265
Thermo Fisher Scientific, Inc.
3.30%, 02/15/22	285,000	291,955
Time Warner Cable LLC
4.70%, 01/15/21	170,000	179,728
TimeWarner Cable LLC
6.75%, 07/01/18	1,000,000	1,022,290
TRI Pointe Group, Inc.
4.88%, 07/01/21	300,000	312,000
Unit Corporation
6.63%, 05/15/21	175,000	177,188
United States Steel Corporation
8.38%, 07/01/21 144A	1,120,000	1,215,760
US Airways Class B Pass-Through Trust Series 2011-1
9.75%, 10/22/18	641,317	678,004
US Airways Class B Pass-Through Trust Series 2012-1
8.00%, 10/01/19	237,772	257,982
Verizon Communications, Inc.
(Floating, ICE LIBOR USD 3M + 0.55%), 2.00%, 05/22/20†	1,480,000	1,489,123
2.95%, 03/15/22	285,000	287,018
(Floating, ICE LIBOR USD 3M + 1.00%), 2.60%, 03/16/22Δ †	580,000	591,771
Walgreen Co.
3.10%, 09/15/22Δ	370,000	371,883

	Par	Value
Walgreens Boots Alliance, Inc.
2.70%, 11/18/19	$290,000	$291,888
Wal-Mart Stores, Inc.
1.75%, 10/09/19Δ	1,810,000	1,804,040
WEA Finance LLC REIT
2.70%, 09/17/19 144A	260,000	261,507
Wells Fargo & Co.
(Floating, ICE LIBOR USD 3M + 0.93%), 2.34%, 02/11/22†	755,000	764,758
2.63%, 07/22/22	545,000	542,415
3.07%, 01/24/23	825,000	831,665
Welltower, Inc. REIT
6.13%, 04/15/20	784,000	847,274
West Corporation
4.75%, 07/15/21 144A	310,000	314,650
Willis North America, Inc.
3.60%, 05/15/24	230,000	234,142
WR Grace & Co-Conn
5.13%, 10/01/21 144A	135,000	142,256
Xerox Corporation
3.63%, 03/15/23	335,000	327,182
Zimmer Biomet Holdings, Inc.
2.00%, 04/01/18	3,000,000	3,001,272
2.70%, 04/01/20	190,000	190,192
Zoetis, Inc.
3.45%, 11/13/20	300,000	307,287

Total Corporate Bonds (Cost $216,230,434)		216,866,849

FOREIGN BONDS — 17.5%
Australia — 1.5%
Asciano Finance, Ltd.
5.00%, 04/07/18 144A	1,500,000	1,509,640
Australia & New Zealand Banking Group, Ltd.
2.05%, 09/23/19	975,000	971,789
Commonwealth Bank of Australia
2.05%, 03/15/19	590,000	589,460
Macquarie Group, Ltd.
(Floating, ICE LIBOR USD 3M + 1.02%), 2.49%, 11/28/23 144A †	1,690,000	1,698,112
National Australia Bank, Ltd.
2.25%, 03/16/21 144A	1,500,000	1,488,220
Suncorp-Metway, Ltd.
2.10%, 05/03/19 144A	1,700,000	1,694,849
2.35%, 04/27/20 144A	420,000	418,709
2.38%, 11/09/20Δ 144A	785,000	779,983
Virgin Australia Pass-Through Trust Series 2013-1A
5.00%, 10/23/23 144A	306,053	319,061
Westpac Banking Corporation
1.60%, 08/19/19	750,000	742,387
2.15%, 03/06/20	1,245,000	1,239,848
2.10%, 02/25/21 144A	1,500,000	1,480,750
Woodside Finance, Ltd.
4.60%, 05/10/21 144A	400,000	419,163
3.70%, 09/15/26 144A	400,000	402,441

		13,754,412

84	See Notes to Financial Statements.

	Par	Value
Bermuda — 0.0%
Enstar Group, Ltd.
4.50%, 03/10/22	$275,000	$280,338

Canada — 1.6%
Air Canada Class C Pass-Through Trust Series 2013-1
6.63%, 05/15/18 144A	710,000	723,312
Alimentation Couche-Tard, Inc.
2.70%, 07/26/22 144A	320,000	317,397
Bank of Nova Scotia
1.88%, 04/26/21	3,035,000	2,977,355
Canadian Imperial Bank of Commerce
2.35%, 07/27/22 144A	500,000	494,381
Cenovus Energy, Inc.
5.70%, 10/15/19	1,200,000	1,262,697
Enbridge, Inc.
2.90%, 07/15/22	270,000	268,649
National Bank of Canada
(Floating, ICE LIBOR USD 3M + 0.60%), 1.95%, 01/17/20†	400,000	402,144
Province of Alberta Canada
1.90%, 12/06/19	1,000,000	993,133
1.75%, 08/26/20 144A	1,000,000	985,800
Province of Ontario Canada
2.40%, 02/08/22	1,000,000	997,358
Royal Bank of Canada
2.20%, 09/23/19	247,000	246,962
2.10%, 10/14/20	1,050,000	1,042,853
Toronto-Dominion Bank
2.25%, 03/15/21 144A	800,000	795,937
2.50%, 01/18/22 144A	2,600,000	2,594,987
TransCanada PipeLines, Ltd.
3.13%, 01/15/19	115,000	116,069

		14,219,034

Chile — 0.1%
Banco Santander Chile
2.50%, 12/15/20 144A	635,000	634,921
Itau CorpBanca
3.88%, 09/22/19 144A	500,000	510,440

		1,145,361

China — 0.3%
Alibaba Group Holding, Ltd.
2.80%, 06/06/23	460,000	459,035
Baidu, Inc.
2.88%, 07/06/22	235,000	232,536
CNOOC Finance 2013, Ltd.
1.75%, 05/09/18	1,000,000	998,519
Park Aerospace Holdings, Ltd.
5.25%, 08/15/22 144A	285,000	284,287
Sinopec Group Overseas Development 2017, Ltd.
2.38%, 04/12/20Δ 144A	970,000	962,437

		2,936,814

Denmark — 2.2%
AP Moeller—Maersk A/S 2.55%, 09/22/19 144A	670,000	670,810

	Par	Value
BRFkredit A/S
1.00%, 01/01/18(D)	$17,400,000	$2,804,535
Nordea Kredit Realkreditaktieselskab
2.00%, 01/01/18(D)	103,000,000	16,602,859

		20,078,204

Finland — 0.1%
Nokia OYJ
5.38%, 05/15/19	79,000	81,864
3.38%, 06/12/22	820,000	816,966

		898,830

France — 0.8%
Banque Federative du Credit Mutuel
2.20%, 07/20/20 144A	1,230,000	1,222,559
2.70%, 07/20/22 144A	615,000	611,570
BNP Paribas SA
2.95%, 05/23/22 144A	240,000	240,768
3.80%, 01/10/24 144A	335,000	347,065
BPCE SA
(Floating, ICE LIBOR USD 3M + 1.22%), 2.67%, 05/22/22 144A †	545,000	553,287
(Floating, ICE LIBOR USD 3M + 0.88%), 2.36%, 05/31/22†	1,560,000	1,574,446
Credit Agricole SA
3.38%, 01/10/22 144A	680,000	691,254
Dexia Credit Local SA
2.25%, 02/18/20	2,100,000	2,095,829

		7,336,778

Germany — 0.8%
Erste Abwicklungsanstalt
1.38%, 10/30/19	2,000,000	1,969,146
(Floating, ICE LIBOR USD 3M + 0.21%), 1.75%, 03/09/20†	4,000,000	4,007,044
IHO Verwaltungs GmbH Cash coupon 4.13% or PIK
4.88%, 09/15/21 144A	400,000	408,000
KFW
1.88%, 11/30/20	1,095,000	1,087,246

		7,471,436

Hong Kong — 0.1%
CK Hutchison International 17 II, Ltd.
2.25%, 09/29/20Δ 144A	990,000	981,604

India — 0.4%
Export-Import Bank of India
3.88%, 10/02/19	1,000,000	1,020,630
2.75%, 04/01/20	300,000	299,975
ICICI Bank, Ltd.
4.80%, 05/22/19	1,000,000	1,028,820
State Bank of India
(Floating, ICE LIBOR USD 3M + 0.95%), 2.30%, 04/06/20†	1,000,000	1,002,600

		3,352,025

Ireland — 1.2%
AerCap Ireland Capital DAC
4.63%, 10/30/20	650,000	681,835

See Notes to Financial Statements.	85

LOW-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
5.00%, 10/01/21	$200,000	$213,380
3.50%, 05/26/22Δ	935,000	949,840
GE Capital International Funding Co.
2.34%, 11/15/20	785,000	781,704
Shire Acquisitions Investments Ireland DAC
1.90%, 09/23/19	6,000,000	5,948,184
2.40%, 09/23/21	890,000	876,767
2.88%, 09/23/23	200,000	196,872
SMBC Aviation Capital Finance DAC
2.65%, 07/15/21 144A	390,000	383,872
3.00%, 07/15/22Δ 144A	540,000	535,328
Willis Towers Watson PLC
5.75%, 03/15/21	131,000	142,654

		10,710,436

Israel — 0.2%
Israel Electric Corporation, Ltd.
5.63%, 06/21/18Δ	1,500,000	1,522,500

Italy — 0.1%
Intesa Sanpaolo SpA
5.02%, 06/26/24 144A	500,000	512,666
Telecom Italia Capital SA
7.00%, 06/04/18	200,000	204,190

		716,856

Japan — 1.3%
Bank of Tokyo-Mitsubishi UFJ, Ltd.
(Floating, ICE LIBOR USD 3M + 1.02%), 2.59%, 09/14/18 144A †	800,000	804,484
Central Nippon Expressway Co., Ltd.
(Floating, ICE LIBOR USD 3M + 0.85%), 2.42%, 09/14/21†	1,000,000	1,012,028
Daiwa Securities Group, Inc.
3.13%, 04/19/22 144A	435,000	438,075
Japan Finance Organization for Municipalities
2.00%, 09/08/20 144A	200,000	197,385
Mitsubishi UFJ Financial Group, Inc.
2.95%, 03/01/21	250,000	252,395
(Floating, ICE LIBOR USD 3M + 0.79%), 2.16%, 07/25/22†	1,500,000	1,506,544
Mitsubishi UFJ Trust & Banking Corporation
2.65%, 10/19/20 144A	700,000	701,316
Mizuho Bank, Ltd.
2.40%, 03/26/20 144A	510,000	509,271
Mizuho Financial Group, Inc.
(Floating, ICE LIBOR USD 3M + 0.94%), 2.41%, 02/28/22†	805,000	812,562
2.95%, 02/28/22	245,000	245,383
Sumitomo Mitsui Banking Corporation
2.09%, 10/18/19	825,000	821,127
Sumitomo Mitsui Financial Group, Inc.
2.06%, 07/14/21	1,100,000	1,078,562

	Par	Value
2.85%, 01/11/22	$335,000	$335,856
(Floating, ICE LIBOR USD 3M + 0.74%), 2.09%, 10/18/22†	2,000,000	2,001,682
Sumitomo Mitsui Trust Bank, Ltd.
2.05%, 03/06/19 144A	420,000	418,984
1.95%, 09/19/19 144A	490,000	486,208
2.05%, 10/18/19 144A	520,000	516,617

		12,138,479

Luxembourg — 0.1%
ArcelorMittal
5.75%, 08/05/20Δ	500,000	530,000

Netherlands — 2.0%
Bank Nederlandse Gemeenten NV
1.25%, 06/25/18	2,000,000	1,994,998
1.75%, 10/05/20 144A	1,450,000	1,431,629
Deutsche Telekom International Finance BV
2.23%, 01/17/20Δ 144A	620,000	617,358
2.82%, 01/19/22 144A	835,000	836,839
Enel Finance International NV
2.88%, 05/25/22 144A	200,000	199,661
ING Bank NV
2.30%, 03/22/19 144A	360,000	360,257
ING Groep NV
(Floating, ICE LIBOR USD 3M + 1.15%), 2.84%, 03/29/22†	365,000	372,221
LeasePlan Corporation NV
2.50%, 05/16/18 144A	700,000	700,146
2.88%, 01/22/19 144A	2,500,000	2,502,338
Majapahit Holding BV
7.75%, 01/20/20 144A	850,000	931,855
Mondelez International Holdings Netherlands BV
1.63%, 10/28/19 144A	560,000	552,164
Mylan NV
2.50%, 06/07/19	610,000	609,582
Nederlandse Waterschapsbank NV
(Floating, ICE LIBOR USD 3M + 0.02%), 1.61%, 03/15/19 144A †	6,000,000	5,999,571
NXP BV
4.13%, 06/01/21 144A	620,000	633,950
3.88%, 09/01/22 144A	200,000	202,750

		17,945,319

New Zealand — 0.0%
ANZ New Zealand International, Ltd.
2.20%, 07/17/20 144A	340,000	338,178

Norway — 0.3%
DNB Bank ASA
2.13%, 10/02/20 144A	950,000	941,330
DNB Boligkreditt AS
2.00%, 05/28/20 144A	1,500,000	1,487,550

		2,428,880

86	See Notes to Financial Statements.

	Par	Value
Peru — 0.1%
Fondo MIVIVIENDA SA
3.50%, 01/31/23Δ 144A	$690,000	$694,416

Qatar — 0.1%
QNB Finance, Ltd.
2.13%, 02/14/18Δ	1,000,000	999,690

Singapore — 0.8%
BOC Aviation, Ltd.
3.00%, 05/23/22	700,000	693,188
ST Engineering Financial I, Ltd.
4.80%, 07/16/19Δ	6,000,000	6,213,462

		6,906,650

South Korea — 0.5%
Hyundai Capital Services, Inc.
1.63%, 08/30/19 144A	520,000	509,027
Korea Western Power Co., Ltd.
2.88%, 10/10/18	3,000,000	3,004,170
KT Corporation
2.63%, 04/22/19	800,000	798,563

		4,311,760

Sweden — 0.2%
Stadshypotek AB
2.50%, 04/05/22 144A	1,000,000	997,119
Svenska Handelsbanken AB
1.50%, 09/06/19	835,000	825,309
Telefonaktiebolaget LM Ericsson
4.13%, 05/15/22	155,000	156,243

		1,978,671

Switzerland — 1.2%
Credit Suisse Group AG
3.57%, 01/09/23 144A	1,000,000	1,017,658
Credit Suisse Group Funding Guernsey, Ltd.
(Floating, ICE LIBOR USD 3M + 2.29%), 3.64%, 04/16/21†	1,500,000	1,576,658
3.80%, 09/15/22	450,000	464,691
UBS AG
2.38%, 08/14/19	250,000	250,265
2.20%, 06/08/20 144A	1,490,000	1,481,339
2.45%, 12/01/20 144A	755,000	753,145
(Variable, USD Swap 5Y + 3.77%), 4.75%, 05/22/23†	1,600,000	1,614,267
UBS Group Funding Switzerland AG
(Floating, ICE LIBOR USD 3M + 1.78%), 3.14%, 04/14/21Δ 144A†	900,000	934,386
(Floating, ICE LIBOR USD 3M + 1.22%), 2.68%, 05/23/23 144A†	1,455,000	1,479,441
3.49%, 05/23/23 144A	450,000	457,625
(Variable, ICE LIBOR USD 3M + 0.95%), 2.86%, 08/15/23 144A†	365,000	361,215

		10,390,690

	Par	Value
United Arab Emirates — 0.2%
Abu Dhabi Government International Bond
2.50%, 10/11/22 144A	$655,000	$643,059
ADCB Finance Cayman, Ltd.
3.00%, 03/04/19	1,000,000	1,004,760

		1,647,819

United Kingdom — 1.3%
Barclays Bank PLC
(Floating, ICE LIBOR USD 3M + 0.46%), 2.06%, 03/16/18†	800,000	800,825
Barclays PLC
(Floating, ICE LIBOR USD 3M + 2.11%), 3.52%, 08/10/21†	700,000	732,786
3.68%, 01/10/23	310,000	314,874
4.38%, 09/11/24	785,000	805,512
HSBC Holdings PLC
2.95%, 05/25/21	650,000	654,782
(Variable, ICE LIBOR USD 3M + 1.06%), 3.26%, 03/13/23†	555,000	563,055
Jaguar Land Rover Automotive PLC
3.50%, 03/15/20 144A	300,000	304,749
Lloyds Banking Group PLC
4.50%, 11/04/24	745,000	782,869
Pentair Finance SA
2.90%, 09/15/18	353,000	354,450
Royal Bank of Scotland Group PLC
(Floating, ICE LIBOR USD 3M + 1.47%), 2.89%, 05/15/23†	1,810,000	1,830,945
Santander UK Group Holdings PLC
2.88%, 08/05/21	3,700,000	3,695,375
3.57%, 01/10/23	350,000	355,375
Santander UK PLC
2.50%, 03/14/19	370,000	371,203
Standard Chartered PLC
2.10%, 08/19/19 144A	580,000	576,553

		12,143,353

Total Foreign Bonds (Cost $155,701,420)		157,858,533

MORTGAGE-BACKED SECURITIES — 19.0%
American Home Mortgage Assets Trust Series 2006-5 A1
(Floating, Federal Reserve U.S. 12 1Y CMT + 0.92%), 1.98%, 11/25/46†	736,734	424,888
American Home Mortgage Investment Trust Series 2004-3 5A
(Floating, ICE LIBOR USD 1Y + 1.50%), 3.34%, 10/25/34†	79,455	80,143
Americold LLC Series 2010-ARTA A1
3.85%, 01/14/29 144A	610,863	623,809

See Notes to Financial Statements.	87

LOW-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Americold LLC Series 2010-ARTA A2FL
(Floating, LIBOR USD 1M + 1.50%), 2.97%, 01/14/29 144A†	$1,686,220	$1,689,048
AOA Mortgage Trust Series 2015-1177 A
2.96%, 12/13/29 144A	1,330,000	1,339,408
Apollo Trust Series 2009-1 A3
(Floating, Australian BBSW 1M + 1.30%), 2.97%, 10/03/40† (A)	133,826	104,767
Aventura Mall Trust Series 2013-AVM A
3.74%, 12/05/32 144A†g	1,055,000	1,087,826
Banc of America Funding Trust Series 2006-J 4A1
3.83%, 01/20/47†g	274,477	263,697
Banc of America Mortgage Trust Series 2003-L 3A1
3.70%, 01/25/34†g	87,855	86,862
Banc of America Mortgage Trust Series 2004-2 5A1
6.50%, 10/25/31	34,039	35,657
Banc of America Mortgage Trust Series 2004-I 3A2
3.77%, 10/25/34†g	168,816	170,853
BBCMS Trust Series 2015-RRI A
(Floating, LIBOR USD 1M + 1.25%), 2.73%, 05/15/32 144A†	2,092,754	2,096,117
Bear Stearns Adjustable Rate Mortgage Trust Series 2003-8 4A1
3.77%, 01/25/34†g	171,879	173,691
Bear Stearns Adjustable Rate Mortgage Trust Series 2004-5 2A
3.93%, 07/25/34†g	175,355	174,485
Bear Stearns Adjustable Rate Mortgage Trust Series 2004-7 4A
3.80%, 10/25/34†g	3,617	3,617
Bear Stearns Adjustable Rate Mortgage Trust Series 2005-2 A1
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.45%), 3.26%, 03/25/35†	271,504	275,082
Bear Stearns ALT-4 Trust Series 2004-10 2A1
(Floating, ICE LIBOR USD 1M + 0.66%), 2.21%, 09/25/34†	1,053,750	1,030,515
Bear Stearns ALT-4 Trust Series 2004-13 A1
(Floating, ICE LIBOR USD 1M + 0.74%), 2.29%, 11/25/34†	67,997	68,193
Bear Stearns Commercial Mortgage Securities Trust Series 2007-T26
AM 5.51%, 01/12/45†g	249,087	253,045
BX Trust 2017-APPL A
(Floating, LIBOR USD 1M + 0.88%), 2.36%, 07/15/34 144A†	2,400,000	2,407,590
Caesars Palace Las Vegas Trust Series 2017-VICI A
3.53%, 10/15/34 144A	585,000	598,941

	Par	Value
CFCRE Commercial Mortgage Trust Series 2017-C8 ASB
3.37%, 06/15/50	$1,500,000	$1,539,549
CGBAM Commercial Mortgage Trust Series 2015-SMRT B
3.21%, 04/10/28 144A	850,000	852,575
CGDB Commercial Mortgage Trust Series 2017-BIO A
(Floating, LIBOR USD 1M + 0.75%), 2.23%, 05/15/30 144A†	770,000	770,739
Chicago Skyscraper Trust Series 2017-SKY A
(Floating, LIBOR USD 1M + 0.80%), 2.28%, 02/15/30 144A†	570,000	571,467
CHL Mortgage Pass-Through Trust Series 2004-29 1A1
(Floating, ICE LIBOR USD 1M + 0.54%), 2.09%, 02/25/35†	96,562	92,512
Citigroup Commercial Mortgage Trust Series 2015-SHP2 A
(Floating, LIBOR USD 1M + 1.28%), 2.76%, 07/15/27 144A†	1,035,000	1,036,587
CLNS Trust Series 2017-IKPR A
(Floating, LIBOR USD 1M + 0.80%), 2.23%, 06/11/32 144A†	420,000	420,712
COMM Mortgage Trust Series 2012-CR4 ASB
2.44%, 10/15/45	698,344	698,659
COMM Mortgage Trust Series 2013-CR12 A2
2.90%, 10/10/46	2,055,000	2,066,154
COMM Mortgage Trust Series 2013-SFS A1
1.87%, 04/12/35 144A	444,377	434,074
COMM Mortgage Trust Series 2014-PAT A
(Floating, LIBOR USD 1M + 0.80%), 2.23%, 08/13/27 144A†	100,000	100,233
COMM Mortgage Trust Series 2014-TWC A
(Floating, LIBOR USD 1M + 0.85%), 2.28%, 02/13/32 144A†	1,728,000	1,730,894
COMM Mortgage Trust Series 2015-CR25 ASB
3.54%, 08/10/48	1,160,000	1,200,394
COMM Mortgage Trust Series 2015-CR4 ASB
3.45%, 08/10/48	480,000	496,388
COMM Mortgage Trust Series 2015-LC21 XA
0.85%, 07/10/48†g IO	6,726,235	270,344
COMM Trust Series 2013-GAM A1
1.71%, 02/10/28 144A	604,258	596,047
Core Industrial Trust Series 2015-TEXW A
3.08%, 02/10/34 144A	1,450,000	1,474,754

88	See Notes to Financial Statements.

	Par	Value
CSAIL Commercial Mortgage Trust Series 2016-C6 XA
1.81%, 01/15/49†g IO	$993,730	$103,915
CSMC Trust Series 2013-IVR2 AD
1.55%, 04/25/43 144A	720,069	702,246
CSMC Trust Series 2017-1
4.50%, 03/25/21	572,405	578,418
Deutsche Alt-B Securities Mortgage Loan Trust Series 2006-AB4 A6A1
5.87%, 10/25/36 STEP	246,905	233,999
Deutsche Alt-B Securities Mortgage Loan Trust Series 2006-AB4 A6A2
5.89%, 10/25/36 STEP	246,905	233,996
Fannie Mae Connecticut Avenue Securities Series 2013-C01
(Floating, ICE LIBOR USD 1M + 2.00%), 3.55%, 10/25/23†	177,041	178,323
Fannie Mae Connecticut Avenue Securities Series 2014-C01
(Floating, ICE LIBOR USD 1M + 1.60%), 3.15%, 01/25/24†	290,531	292,932
Fannie Mae Connecticut Avenue Securities Series 2014-C02
(Floating, ICE LIBOR USD 1M + 0.95%), 2.50%, 05/25/24†	243,783	244,659
Fannie Mae Connecticut Avenue Securities Series 2016-C01
(Floating, ICE LIBOR USD 1M + 1.95%), 3.50%, 08/25/28†	854,671	861,396
Fannie Mae Connecticut Avenue Securities Series 2016-C02
(Floating, ICE LIBOR USD 1M + 2.15%), 3.70%, 09/25/28†	313,581	316,698
Fannie Mae Connecticut Avenue Securities Series 2016-C05
(Floating, ICE LIBOR USD 1M + 1.35%), 2.90%, 01/25/29†	480,711	483,701
Fannie Mae Connecticut Avenue Securities Series 2017-C02
(Floating, ICE LIBOR USD 1M + 1.15%), 2.70%, 09/25/29†	2,638,392	2,662,742
Fannie Mae Connecticut Avenue Securities Series 2017-C04
(Floating, ICE LIBOR USD 1M + 0.85%), 2.40%, 11/25/29†	2,078,856	2,090,713
Fannie Mae Connecticut Avenue Securities Series 2017-C07
(Floating, ICE LIBOR USD 1M + 0.65%), 2.20%, 05/25/30†	1,888,771	1,892,067
FDIC Guaranteed Notes Trust Series 2010-S1 2A
3.25%, 04/25/38 144A	170,364	170,804
FDIC Guaranteed Notes Trust Series 2010-S4 A
(Floating, LIBOR USD 1M + 0.72%), 2.09%, 12/04/20 144A †	1,015,159	1,017,779

	Par	Value
FDIC Trust Series 2010-R1 A
2.18%, 05/25/50 144A	$196,312	$196,761
Federal Home Loan Mortgage Corporation
5.00%, 01/01/19	15,226	15,533
5.00%, 02/01/19	19,197	19,584
5.00%, 12/01/19	59,624	60,961
5.50%, 05/01/22	179,286	184,161
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.36%),
3.35%, 07/01/27†	5,368	5,649
2.50%, 11/01/27	1,769,107	1,779,383
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.25%), 3.49%, 11/01/31†	37,986	39,965
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.25%), 3.01%, 04/01/32†	6,338	6,630
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.04%), 2.91%, 06/01/33†	483,335	507,244
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.25%), 3.50%, 10/01/34†	101,706	107,231
(Floating, ICE LIBOR USD 1Y + 1.75%), 3.59%, 08/01/35†	397,959	419,530
(Floating, ICE LIBOR USD 1Y + 1.35%), 3.10%, 09/01/35†	180,479	186,869
(Floating, ICE LIBOR USD 1Y + 1.63%), 3.38%, 10/01/35†	220,372	230,625
(Floating, ICE LIBOR USD 1Y + 1.52%), 3.21%, 04/01/36†	306,262	319,760
Federal Home Loan Mortgage Corporation REMIC Series 3228
(Floating, LIBOR USD 1M + 0.50%), 1.98%, 10/15/36†	1,829,116	1,839,334
Federal Home Loan Mortgage Corporation REMIC Series 3710
4.00%, 08/15/25 STEP	182,767	192,747
Federal Home Loan Mortgage Corporation REMIC Series 3959
4.50%, 11/15/41	452,386	479,184
Federal Home Loan Mortgage Corporation REMIC Series 3986
4.50%, 09/15/41	487,634	516,434
Federal Home Loan Mortgage Corporation REMIC Series 4274
3.50%, 10/15/35	406,640	416,652
Federal Home Loan Mortgage Corporation REMIC Series 4390
3.50%, 06/15/50	529,100	544,382
Federal Home Loan Mortgage Corporation REMIC Series 4446
3.50%, 12/15/50	1,025,000	1,052,417
Federal Home Loan Mortgage Corporation REMIC Series 4459
3.00%, 08/15/43	739,147	744,403

See Notes to Financial Statements.	89

LOW-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Federal Home Loan Mortgage Corporation REMIC Series 4482
3.00%, 06/15/42	$424,936	$430,641
Federal Home Loan Mortgage Corporation REMIC Series 4493
3.00%, 02/15/44	566,453	576,846
Federal Home Loan Mortgage Corporation REMIC Series 4494
3.75%, 10/15/42	694,780	720,760
Federal Home Loan Mortgage Corporation REMIC Series 4593
4.00%, 04/15/54	1,257,731	1,316,808
Federal National Mortgage Association
5.00%, 07/01/19	12,271	12,511
5.00%, 05/01/21	70,168	71,470
5.00%, 11/01/21	36,093	36,763
3.74%, 09/01/23	2,814,952	2,947,124
(Floating, Federal Reserve U.S. 12 1Y CMT + 1.99%), 2.94%, 12/01/24† CONV	11,054	11,260
2.50%, 12/01/27	1,036,332	1,041,844
2.50%, 06/01/31	22,718	22,701
2.50%, 07/01/31	2,686	2,684
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.22%), 3.37%, 09/01/31†	49,970	51,998
2.50%, 10/01/31	968,939	968,206
2.50%, 11/01/31	1,916,195	1,915,144
2.50%, 01/01/32	18,092	18,090
2.50%, 01/18/32 TBA	1,680,000	1,677,507
3.00%, 01/18/32 TBA	6,000,000	6,111,798
3.50%, 01/18/32 TBA	2,675,000	2,761,255
4.00%, 01/18/32 TBA	545,000	560,530
4.50%, 01/18/32 TBA	510,000	517,401
(Floating, ICE LIBOR USD 1M + 1.30%), 2.55%, 08/01/32†	416,985	425,999
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.21%), 2.98%, 12/01/32†	346,803	366,495
(Floating, ICE LIBOR USD 6M + 1.88%), 2.71%, 04/01/33†	84,978	88,937
(Floating, ICE LIBOR USD 1Y + 1.45%), 3.17%, 06/01/33†	51,475	54,613
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.41%), 3.41%, 06/01/33†	37,000	38,883
(Floating, ICE LIBOR USD 1Y + 1.80%), 3.55%, 10/01/33†	105,090	110,901
(Floating, ICE LIBOR USD 1Y + 1.42%), 3.17%, 09/01/34†	149,188	155,349
(Floating, ICE LIBOR USD 1Y + 1.33%), 3.08%, 10/01/34†	91,744	95,248
(Floating, ICE LIBOR USD 1Y + 1.48%), 3.23%, 10/01/34†	109,722	114,540
(Floating, ICE LIBOR USD 1Y + 1.66%), 3.30%, 02/01/35†	174,552	183,576
(Floating, ICE LIBOR USD 1Y + 1.74%), 3.49%, 09/01/35†	194,909	204,539

	Par	Value
(Floating, ICE LIBOR USD 1Y + 1.74%), 3.41%, 12/01/35†	$8,155	$8,310
(Floating, ICE LIBOR USD 1Y + 1.73%), 3.49%, 05/01/38†	1,837,117	1,932,107
(Floating, Federal Reserve U.S. 12 1Y CMT + 1.20%), 2.20%, 08/01/42†	312,229	317,644
(Floating, ICE LIBOR USD 1Y + 1.74%), 3.39%, 09/01/42†	801,550	825,934
(Floating, ICE LIBOR USD 1Y + 1.70%), 2.72%, 07/01/43†	1,298,319	1,315,004
(Floating, Federal Reserve U.S. 12 1Y CMT + 1.20%), 2.20%, 07/01/44†	166,586	169,609
(Floating, Federal Reserve U.S. 12 1Y CMT + 1.20%), 2.20%, 10/01/44†	140,001	142,454
(Floating, ICE LIBOR USD 1Y + 1.59%), 2.68%, 06/01/45†	1,411,820	1,424,207
Federal National Mortgage Association ACES Series 2015-M4
0.56%, 07/25/22†g IO	21,889,017	456,605
Federal National Mortgage Association ACES Series 2016-M6
1.79%, 06/25/19	716,437	715,203
Federal National Mortgage Association REMIC Series 2004-80
4.00%, 11/25/19	7,208	7,239
Federal National Mortgage Association REMIC Series 2006-98
(Floating, LIBOR USD 1M + 0.43%), 1.98%, 10/25/36†	272,529	273,980
Federal National Mortgage Association REMIC Series 2007-100
(Floating, LIBOR USD 1M + 0.55%), 2.10%, 10/25/37†	523,959	528,342
Federal National Mortgage Association REMIC Series 2010-72
(Floating, LIBOR USD 1M + 0.72%), 2.27%, 07/25/40†	1,206,357	1,226,324
Federal National Mortgage Association REMIC Series 2011-48
4.00%, 06/25/26 STEP	270,086	284,240
Federal National Mortgage Association REMIC Series 2011-87
(Floating, LIBOR USD 1M + 0.55%), 2.10%, 09/25/41†	1,428,670	1,441,773
Federal National Mortgage Association REMIC Series 2012-79
(Floating, LIBOR USD 1M + 0.45%), 2.00%, 07/25/42†	356,409	358,801

90	See Notes to Financial Statements.

	Par	Value
Federal National Mortgage Association REMIC Series 2015-38
(Floating, LIBOR USD 1M + 0.31%), 1.55%, 06/25/55†	$535,836	$535,270
Federal National Mortgage Association REMIC Series 2016-11
(Floating, LIBOR USD 1M + 0.50%), 1.74%, 03/25/46†	2,795,518	2,797,921
Federal National Mortgage Association REMIC Series 2016-40
(Floating, LIBOR USD 1M + 0.45%), 1.69%, 07/25/46†	3,378,595	3,375,714
FHLMC Multifamily Structured Pass Through Certificates Series KIR2
2.75%, 03/25/27	485,297	488,623
FHLMC Multifamily Structured Pass Through Certificates Series KJ18
3.07%, 08/25/22	390,000	398,456
FHLMC Multifamily Structured Pass Through Certificates Series KW01
0.98%, 01/25/26† g IO	2,670,014	162,489
FHLMC Structured Agency Credit Risk Debt Notes Series 2013-DN2
(Floating, ICE LIBOR USD 1M + 1.45%), 3.00%, 11/25/23†	33,325	33,361
FHLMC Structured Agency Credit Risk Debt Notes Series 2017-DNA2
(Floating, ICE LIBOR USD 1M + 1.20%), 2.75%, 10/25/29†	2,035,158	2,067,615
FHLMC Structured Agency Credit Risk Debt Notes Series 2017-HQA3
(Floating, ICE LIBOR USD 1M + 0.55%), 2.10%, 04/25/30†	989,911	990,065
FHLMC Structured Pass-Through Certificates Series T-56
(Floating, LIBOR USD 1M + 1.00%), 2.55%, 05/25/43†	537,826	550,585
FHLMC Structured Pass-Through Certificates Series T-61
(Floating, Federal Reserve U.S. 12 1Y CMT + 1.40%), 2.40%, 07/25/44†	716,698	724,235
First Horizon Alternative Mortgage Securities Trust Series 2004-AA1 A1
3.33%, 06/25/34†g	207,457	206,283
FNBA Mortgage Loan Trust Series 2004-AR1 A2
(Floating, ICE LIBOR USD 1M + 0.40%), 1.90%, 08/19/34†	775,661	772,949
GAHR Commercial Mortgage Trust Series 2015-NRF AFL1
(Floating, LIBOR USD 1M + 1.30%), 2.55%, 12/15/34 144A†	285,277	285,515
GE Commercial Mortgage Corporation Trust Series 2007-C1 A1A
5.48%, 12/10/49†g	97,237	97,720

	Par	Value
Gosforth Funding PLC Series 2016-1A A1B
(Floating, ICE LIBOR GBP 3M + 0.60%), 1.13%, 02/15/58 144A † (U)	$657,644	$891,191
Government National Mortgage Association
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 1.50%), 2.63%, 06/20/21†	1,229	1,249
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 1.50%), 2.38%, 03/20/22†	72,744	74,172
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 1.50%), 2.38%, 01/20/23†	13,329	13,710
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 1.50%), 2.63%, 05/20/24†	27,040	27,719
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 1.50%), 2.75%, 07/20/25†	37,843	38,930
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 1.50%), 2.75%, 08/20/25†	10,097	10,391
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 1.50%), 2.25%, 11/20/25†	35,967	37,117
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 1.50%), 2.25%, 12/20/26†	50,057	51,798
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 1.50%), 2.75%, 07/20/27†	1,160	1,199
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 1.50%), 2.25%, 10/20/27†	18,375	19,039
8.50%, 10/15/29	21,553	22,053
8.50%, 03/15/30	493	495
8.50%, 04/15/30	4,346	4,413
8.50%, 05/15/30	58,234	60,363
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 1.50%), 2.63%, 05/20/30†	28,977	30,049
8.50%, 07/15/30	44,052	46,358
8.50%, 08/15/30	5,062	5,149
8.50%, 11/15/30	7,090	7,389
8.50%, 12/15/30	25,990	29,133
8.50%, 02/15/31	15,517	16,097
Government National Mortgage Association Series 2000-9
(Floating, LIBOR USD 1M + 0.60%), 2.09%, 02/16/30†	49,626	50,100
Government National Mortgage Association Series 2007-30
(Floating, LIBOR USD 1M + 0.30%), 1.80%, 05/20/37†	141,657	141,457
Government National Mortgage Association Series 2011-H08
(Floating, ICE LIBOR USD 1M + 0.60%), 1.84%, 02/20/61†	1,226,381	1,229,647

See Notes to Financial Statements.	91

LOW-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Government National Mortgage Association Series 2012-102
3.50%, 08/20/39	$1,500,000	$1,526,428
Government National Mortgage Association Series 2013-H13
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 0.45%), 1.88%, 05/20/63†	1,964,107	1,970,935
Government National Mortgage Association Series 2016-H07
(Floating, ICE LIBOR USD 1M + 0.77%), 2.01%, 02/20/66†	1,101,229	1,107,515
Government National Mortgage Association Series 2016-H22
(Floating, ICE LIBOR USD 1M + 0.77%), 2.01%, 10/20/66†	2,434,913	2,456,862
Government National Mortgage Association Series 2017-H09
(Floating, ICE LIBOR USD 1Y + 0.75%), 2.55%, 04/20/67†	2,997,666	3,088,521
Government National Mortgage Association Series 2017-H10
(Floating, ICE LIBOR USD 1Y + 0.75%), 2.55%, 04/20/67†	3,449,582	3,556,408
GRACE Mortgage Trust Series 2014-GRCE A
3.37%, 06/10/28 144A	1,250,000	1,283,130
Great Wolf Trust Series 2017-WOLF A
(Floating, LIBOR USD 1M + 0.85%), 2.48%, 09/15/34 144A†	390,000	391,945
GreenPoint Mortgage Funding Trust Series 2005-AR5 1A1
(Floating, ICE LIBOR USD 1M + 0.27%), 1.82%, 11/25/45†	161,060	142,797
GreenPoint Mortgage Funding Trust Series 2006-OH1 A1
(Floating, ICE LIBOR USD 1M + 0.18%), 1.73%, 01/25/37†	482,007	455,783
GS Mortgage Securities Trust Series 2013-GC13 AAB
3.72%, 07/10/46	2,700,000	2,790,276
GSR Mortgage Loan Trust Series 2004-11 5A1
3.81%, 09/25/34†g	222,014	226,852
GSR Mortgage Loan Trust Series 2005-AR6 2A1
3.47%, 09/25/35†g	159,598	163,355
Impac CMB Trust Series 2003-1 1A1
(Floating, ICE LIBOR USD 1M + 0.80%), 2.35%, 03/25/33†	109,871	109,186
IndyMac INDX Mortgage Loan Trust Series 2006-AR12 A1
(Floating, ICE LIBOR USD 1M + 0.19%), 1.74%, 09/25/46†	572,945	507,701
IndyMac INDX Mortgage Loan Trust Series 2007-FLX3 A2
(Floating, LIBOR USD 1M + 0.27%), 1.60%, 06/25/37†	286,790	223,784

	Par	Value
JP Morgan Chase Commercial Mortgage Securities Trust Series 2011-C4 A3
4.11%, 07/15/46 144A	$1,318,174	$1,322,905
JP Morgan Chase Commercial Mortgage Securities Trust Series 2012-CBX A4
3.48%, 06/15/45	1,310,000	1,349,046
JP Morgan Chase Commercial Mortgage Securities Trust Series 2012-CBX A4FX
3.48%, 06/15/45 144A	800,000	823,845
JP Morgan Chase Commercial Mortgage Securities Trust Series 2013-LC11 ASB
2.55%, 04/15/46	1,335,000	1,337,017
JP Morgan Chase Commercial Mortgage Securities Trust Series 2014-C23 ASB
3.66%, 09/15/47	365,000	379,125
JP Morgan Chase Commercial Mortgage Securities Trust Series 2016-JP4 XA
0.81%, 12/15/49†g IO	1,986,269	88,212
JP Morgan Chase Commercial Mortgage Securities Trust Series 2017-JP7 A3 A3
3.38%, 09/15/50	1,500,000	1,538,534
JP Morgan Mortgage Trust Series 2005-A1 6T1
3.66%, 02/25/35†g	43,821	43,545
JP Morgan Mortgage Trust Series 2013-1 2A2
2.50%, 03/25/43 144A	211,383	210,525
JP Morgan Mortgage Trust Series 2016-2 A1
2.69%, 06/25/46 144A †g	1,140,774	1,141,372
JP Morgan Mortgage Trust Series 2017-1 A4
3.50%, 01/25/47 144A	1,740,260	1,772,294
JP Morgan Mortgage Trust Series 2017-1 A5
3.50%, 01/25/47 144A	1,004,504	1,021,607
JP Morgan Mortgage Trust Series 2017-2 A6
3.00%, 05/25/47 144A	1,330,367	1,336,189
JP Morgan Mortgage Trust Series 2017-3 1A6
3.00%, 08/25/47 144A	2,946,994	2,967,849
JP Morgan Mortgage Trust Series 2017-4 A6
3.00%, 11/25/48 144A	2,023,816	2,028,481
JP Morgan Mortgage Trust Series 2017-5 A1A
3.00%, 10/26/48 144A†g	2,752,060	2,769,831
JP Morgan Mortgage Trust Series 2017-6 A6
3.00%, 12/25/48 144A	850,000	852,537

92	See Notes to Financial Statements.

	Par	Value
LB-UBS Commercial Mortgage Trust Series 2007-C6 AM
6.11%, 07/15/40	$433,855	$433,652
LSTAR Commercial Mortgage Trust Series 2017-5 A1
2.42%, 03/10/50 144A	2,420,102	2,409,399
Luminent Mortgage Trust Series 2006-7 2A1
(Floating, LIBOR USD 1M + 0.17%), 1.50%, 12/25/36†	547,884	490,909
MASTR Adjustable Rate Mortgages Trust Series 2003-6 3A1
3.54%, 12/25/33† g	239,129	240,777
Merrill Lynch Mortgage Investors Trust Series 2006-1 2A1
3.13%, 02/25/36† g	318,788	318,048
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C12 ASB
3.82%, 10/15/46	1,500,000	1,558,053
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C9 AAB
2.66%, 05/15/46	300,000	301,509
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C22 ASB
3.04%, 04/15/48	2,000,000	2,030,974
Morgan Stanley Bank of America
Merrill Lynch Trust Series 2016-C32 XA
0.77%, 12/15/49†g IO	1,984,764	102,457
Morgan Stanley Capital I Trust Series 2014-CPT A
3.35%, 07/13/29 144A	815,000	834,371
National RMBS Trust Series 2012-2 A1
(Floating, Australian BBSW 1M + 1.10%), 2.81%, 06/20/44† (A)	166,002	130,306
NCUA Guaranteed Notes Trust Series 2011-C1 2A
(Floating, LIBOR USD 1M + 0.53%), 1.93%, 03/09/21†	821,539	819,854
New Residential Mortgage Loan Trust Series 2017-3A A1
4.00%, 04/25/57 144A	2,299,584	2,379,534
New Residential Mortgage Loan Trust Series 2017-4A A1
4.00%, 05/25/57 144A	2,420,703	2,507,647
RAIT Trust Series 2017-FL7 A
(Floating, LIBOR USD 1M + 0.95%), 2.43%, 06/15/37 144A†	379,947	380,319
Resource Capital Corporation, Ltd. Series 2017-CRE5 A
(Floating, LIBOR USD 1M + 0.80%), 2.28%, 07/15/34 144A†	520,970	521,850

	Par	Value
RFMSI Trust Series 2003-S9 A1
6.50%, 03/25/32	$9,704	$10,013
Rochester Financing No. 1 PLC Series 1A1
(Floating, ICE LIBOR GBP 3M + 1.45%), 1.83%, 07/16/46† (U)	211,341	285,566
Sequoia Mortgage Trust 2017-CH1 A2
3.50%, 10/25/47 144A	848,531	857,493
Sequoia Mortgage Trust Series 2012-1 1A1
2.87%, 01/25/42	105,105	105,906
Sequoia Mortgage Trust Series 2013-1 1A1
1.45%, 02/25/43	256,743	248,617
Sequoia Mortgage Trust Series 2013-4 A3
1.55%, 04/25/43	417,637	407,912
Sequoia Mortgage Trust Series 2017-CH1 A11
3.50%, 10/25/47 144A	1,494,907	1,513,179
Sequoia Mortgage Trust Series 2017-CH2 A10
4.00%, 12/25/47 144A	1,444,795	1,476,093
Structured Adjustable Rate Mortgage Loan Trust Series 2004-10 3A1
3.50%, 08/25/34†g	322,106	318,236
Structured Adjustable Rate Mortgage Loan Trust Series 2004-13 A2
(Floating, LIBOR USD 1M + 0.30%), 0.49%, 09/25/34†	81,254	76,281
Structured Asset Mortgage Investments II Trust Series 2005-AR5 A1
(Floating, ICE LIBOR USD 1M + 0.25%), 1.75%, 07/19/35†	77,880	74,755
Structured Asset Mortgage Investments II Trust Series 2005-AR8 A1A
(Floating, ICE LIBOR USD 1M + 0.28%), 1.83%, 02/25/36†	438,402	417,261
TBW Mortgage-Backed Trust Series 2007-2 A6A
6.01%, 07/25/37 STEP	293,765	218,825
TORRENS Trust Series 2013-1 A
(Floating, Australian BBSW 1M + 0.95%), 2.63%, 04/12/44† (A)	841,088	656,705
Waldorf Astoria Boca Raton Trust Series 2016-BOCA A
(Floating, LIBOR USD 1M + 1.35%), 2.83%, 06/15/29 144A†	210,000	210,348
Washington Mutual Mortgage Pass-Through Certificates Series 2002-AR6 A
(Floating, Federal Reserve U.S. 12 1Y CMT + 1.40%), 2.46%, 06/25/42†	11,979	11,628

See Notes to Financial Statements.	93

LOW-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Washington Mutual Mortgage Pass-Through Certificates Series 2003-AR8 A
3.24%, 08/25/33† g	$253,160	$256,992
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR2 2A1A
(Floating, ICE LIBOR USD 1M + 0.31%), 1.86%, 01/25/45†	442,238	440,401
Washington Mutual Mortgage Pass-Through Certificates Series 2006-AR19 1A
(Floating, Federal Reserve U.S. 12 1Y CMT + 0.74%), 1.80%, 01/25/47†	417,227	386,800
Washington Mutual Mortgage Pass-Through Certificates Series 2006-AR5 A12A
(Floating, Federal Reserve U.S. 12 1Y CMT + 0.98%), 2.04%, 06/25/46†	830,960	837,520
Washington Mutual Mortgage Pass-Through Certificates Series 2007-HY1 1A1
3.11%, 02/25/37†g	315,231	289,863
Washington Mutual Mortgage Pass-Through Certificates Series 2007-HY5 2A1
2.99%, 05/25/37†g	373,111	317,547
Washington Mutual Mortgage Pass-Through Certificates Series 2007-HY7 2A1
3.06%, 07/25/37†g	994,894	834,979
Washington Mutual Mortgage Pass-Through Certificates Series 2007-OA5 A1B
(Floating, Federal Reserve U.S. 12 1Y CMT + 0.84%), 1.90%, 05/25/47†	116,108	22,722
Wells Fargo Commercial Mortgage Trust Series 2010-C1 A1
3.35%, 11/15/43 144A	543,817	551,579
Wells Fargo Commercial Mortgage Trust Series 2014-LC16 ASB
3.48%, 08/15/50	940,000	967,626
Wells Fargo Commercial Mortgage Trust Series 2014-NXS5 A6FL
(Floating, LIBOR USD 1M + 1.55%), 3.03%, 01/15/59 144A†	2,000,000	2,113,329
Wells Fargo Mortgage-Backed Securities Trust Series 2004-EE 2A1
3.42%, 12/25/34†g	188,903	192,461
Wells Fargo Mortgage-Backed Securities Trust Series 2005-AR16 1A1
3.54%, 08/25/33†g	39,746	40,863

Total Mortgage-Backed Securities (Cost $172,082,232)		171,191,910

	Par	Value
MUNICIPAL BONDS — 1.6%
California Earthquake Authority, Revenue Bond
2.81%, 07/01/19	$1,092,000	$1,093,108
New York City Transitional Finance Authority Future Tax Secured, Revenue Bond
1.90%, 02/01/20	4,560,000	4,539,115
North Texas Higher Education Authority, Inc. Series 2011-1
(Floating, ICE LIBOR USD 3M + 1.10%), 2.80%, 04/01/40†	1,973,617	2,002,541
State of California, General Obligation, Series B
(Floating, ICE LIBOR USD 1M + 0.76%), 1.86%, 12/01/31†	3,000,000	3,036,600
State of California, General Obligation, Series C
(Floating, ICE LIBOR USD 1M + 0.78%), 2.34%, 04/01/47†	1,500,000	1,514,543
State of Texas, General Obligation, Series C-2
(Floating, ICE LIBOR USD 1M + 0.40%), 1.97%, 06/01/19†	2,455,000	2,455,270

Total Municipal Bonds (Cost $14,573,353)		14,641,177

U.S. TREASURY OBLIGATIONS — 27.2%
U.S. Treasury Bill
1.29%, 09/13/18ΔΩ	2,500,000	2,471,160

U.S. Treasury Inflationary Indexed Bonds
0.38%, 07/15/27‡‡	5,900,000	5,919,623

U.S. Treasury Notes 0.75%, 09/30/18	1,900,000	1,886,641
0.88%, 10/15/18	8,000,000	7,948,752
1.25%, 11/15/18	15,000,000	14,932,620
1.25%, 11/30/18	5,000,000	4,976,075
1.50%, 02/28/19	4,400,000	4,382,985
0.75%, 07/15/19	1,858,000	1,826,973
1.38%, 07/31/19Δ	38,430,000	38,144,773
1.25%, 08/31/19‡‡	16,670,000	16,502,000
1.50%, 10/31/19Δ‡‡	132,530,000	131,634,362
1.50%, 08/15/20Δ	1,445,000	1,429,195
1.63%, 10/15/20	1,100,000	1,090,375
1.75%, 11/15/20Δ	3,100,000	3,082,562
2.00%, 10/31/22	5,600,000	5,551,986
2.38%, 05/15/27Δ	3,700,000	3,690,027

		237,079,326

Total U.S. Treasury Obligations (Cost $246,130,384)		245,470,109

94	See Notes to Financial Statements.

	Shares	Value
MONEY MARKET FUNDS — 3.0%
GuideStone Money Market Fund
(Investor Class)¥	12,894,288	$12,894,288
Northern Institutional Liquid Assets Portfolio§	13,329,271	13,329,271
Northern Institutional
U.S. Government Portfolio	400,675	400,675

Total Money Market Funds (Cost $26,624,234)		26,624,234

TOTAL INVESTMENTS — 111.0% (Cost $999,971,055)		1,001,644,728

	Number of Contracts	Notional Amount
WRITTEN OPTION — (0.0)%
Put Swaption — (0.0)%
Pay 2.3%
(Semiannually); Receive 3-Month LIBOR (Quarterly): Interest Rate Swap Maturing 01/31/2018 USD, Strike Price $2.30, Expires 01/31/18 (MSCS) (Premiums received $(54,639))	1	$(35,600,000)	(53,483)

	Par	Value
SECURITY SOLD SHORT — (0.6)%
U.S. Treasury Bonds
2.75%, 08/15/47 (Proceeds $(5,380,669))	$(5,400,000)	$(5,407,911)

Liabilities in Excess of Other
Assets — (10.4)%		(93,649,965)

NET ASSETS — 100.0%		$902,533,369

Futures Contracts outstanding at December 31, 2017:

					Value and
			Notional		Unrealized
Future Type	Expiration Date	Open Long (Short) Contracts	Market Value of Contracts	Counter- party	Appreciation (Depreciation)
Euro-BOBL	03/2018	(57)	$(9,000,999)	GSC	$35,014
Euro-BOBL	03/2018	47	7,421,876	CITI	(25,379)
Euro-Buxl®	03/2018	(9)	(1,769,467)	CITI	42,630
10-Year U.S. Treasury Note	03/2018	(66)	(8,187,094)	UBS	46,414
10-Year U.S. Treasury Note	03/2018	21	2,604,984	CITI	(14,109)
Ultra 10-Year U.S. Treasury Note	03/2018	(27)	(3,606,187)	UBS	20,001
Ultra Long U.S. Treasury Bond	03/2018	(1)	(167,656)	UBS	(744)
Long GILT	03/2018	(60)	(10,139,087)	CITI	(69,634)
2-Year U.S. Treasury Note	03/2018	30	6,423,281	CITI	(11,719)
2-Year U.S. Treasury Note	03/2018	84	17,985,188	GSC	(54,348)
2-Year U.S. Treasury Note	03/2018	542	116,047,281	UBS	(243,653)
5-Year U.S. Treasury Note	03/2018	(437)	(50,763,696)	UBS	174,311
5-Year U.S. Treasury Note	03/2018	(45)	(5,227,383)	GCS	28,516
90-Day Eurodollar	06/2018	317	77,724,438	CITI	(329,509)
90-Day Eurodollar	12/2018	233	57,000,538	UBS	(11,650)
90-Day Eurodollar	12/2018	319	78,039,363	CITI	(189,137)
90-Day Bank Acceptance	03/2019	89	17,299,065	CITI	(21,322)
90-Day Eurodollar	06/2019	(317)	(77,458,950)	CITI	452,344
90-Day Eurodollar	12/2019	(319)	(77,891,825)	CITI	172,424
90-Day Eurodollar	12/2019	(233)	(56,892,775)	UBS	11,650

Total Futures Contracts outstanding at December 31, 2017			$79,440,895		$12,100

See Notes to Financial Statements.	95

LOW-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

Forward Foreign Currency Contracts outstanding at December 31, 2017:

Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
01/10/18	Canadian Dollars	3,360,000	U.S. Dollars	2,614,506	GSC	$58,944
01/02/18	Danish Kroner	2,307,000	U.S. Dollars	338,086	GSC	33,728
01/10/18	Canadian Dollars	1,061,000	U.S. Dollars	824,357	HSBC	19,848
01/18/18	Japanese Yen	175,900,000	U.S. Dollars	1,543,524	SS	19,023
01/18/18	U.S. Dollars	1,579,931	Japanese Yen	175,900,000	SS	17,384
01/10/18	Canadian Dollars	599,000	U.S. Dollars	466,280	UBS	10,326
01/24/18	U.S. Dollars	156,774	Mexican Pesos	2,947,189	HSBC	7,618
01/24/18	U.S. Dollars	219,493	Mexican Pesos	4,224,000	HSBC	5,719
01/10/18	U.S. Dollars	773,601	Japanese Yen	86,700,000	BNP	3,743
01/09/18	British Pounds	101,000	U.S. Dollars	135,989	HSBC	419
01/10/18	U.S. Dollars	102,884	British Pounds	76,000	HSBC	236
01/10/18	U.S. Dollars	156,897	British Pounds	116,000	JPM	224
01/04/18	U.S. Dollars	164,760	British Pounds	122,000	RBS	19

Subtotal Appreciation						$177,231

01/24/18	U.S. Dollars	185,337	Mexican Pesos	3,683,000	BAR	(1,057)
01/04/18	U.S. Dollars	78,991	Swiss Francs	78,000	BAR	(1,078)
02/15/18	Norwegian Kroner	3,585,000	U.S. Dollars	439,032	HSBC	(1,818)
01/09/18	U.S. Dollars	1,026,159	British Pounds	762,000	HSBC	(2,985)
01/04/18	U.S. Dollars	532,700	Australian Dollars	704,000	HSBC	(16,598)
01/02/18	U.S. Dollars	340,604	Danish Kroner	2,234,000	GSC	(19,446)
01/10/18	U.S. Dollars	3,452,437	Euro	2,896,000	BNP	(24,529)
01/22/18	U.S. Dollars	2,358,006	Canadian Dollars	3,000,000	BNP	(29,451)
01/10/18	U.S. Dollars	4,604,820	Australian Dollars	6,091,000	UBS	(147,723)
01/10/18	U.S. Dollars	10,192,511	Canadian Dollars	13,043,000	GSC	(185,406)
01/02/18	U.S. Dollars	2,584,864	Danish Kroner	17,647,000	JPM	(259,270)
01/02/18	U.S. Dollars	15,420,445	Danish Kroner	105,060,000	JPM	(1,511,880)

Subtotal Depreciation						$(2,201,241)

Total Forward Foreign Currency Contracts outstanding at December 31, 2017						$(2,024,010)

96	See Notes to Financial Statements.

Swap agreements outstanding at December 31, 2017:

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Credit Default Swaps on Credit Indices — Buy
Protection
Dow Jones CDX.NA.IG.28 Index (Pay Quarterly;
Receive Quarterly)	(1.00)%	06/20/22	ICE	USD	9,400,000	$(212,598)	$(221,925)	$9,327
Dow Jones CDX.NA.IG.29 Index (Pay Quarterly;
Receive Quarterly)	(1.00)%	12/20/22	ICE	USD	10,200,000	(246,451)	(264,364)	17,913
Dow Jones CDX.NA.IG.29 Index (Pay Quarterly;
Receive Quarterly)	(1.00)%	12/20/22	CS	USD	10,464,000	(279,280)	(254,902)	(24,378)

						$(738,329)	$(741,191)	$2,862

Swap agreements with CME, LCH and ICE counterparties are centrally cleared swaps.

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Interest Rate Swaps
1-Day US Federal Fund Effective Rate (Pay
Annual; Receive Annual)	(1.68)%	09/19/18	CME	USD	307,900,000	$41,357	$—	$41,357
1-Day US Federal Fund Effective Rate (Pay
Annual; Receive Annual)	(1.70)%	09/19/18	CME	USD	369,400,000	30,003	—	30,003
1-Day US Federal Fund Effective Rate (Pay
Annual; Receive Annual)	(1.72)%	09/19/18	CME	USD	113,500,000	1,420	—	1,420
3-Month LIBOR (Pay Quarterly; Receive
Semi-Annual)	2.00%	12/20/19	CME	USD	36,400,000	(41,566)	(8,827)	(32,739)
MXN-TIIE-Banxico (Pay Lunar; Receive Lunar)	5.80%	09/06/21	CME	MXN	319,100,000	(1,111,163)	(1,052,677)	(58,486)
28-Day Mexico Interbank TIIE (Pay Lunar;
Receive Lunar)	7.20%	12/03/21	CME	MXN	24,100,000	(28,394)	(7,733)	(20,661)
3-Month LIBOR (Pay Quarterly; Receive
Semi-Annual)	2.25%	12/20/22	CME	USD	15,200,000	5,082	(12,203)	17,285
3-Month LIBOR (Pay Quarterly; Receive
Semi-Annual)	(1.50)%	06/21/27	CME	USD	11,300,000	879,210	839,719	39,491

						$(224,051)	$(241,721)	$17,670

Total Swap agreements outstanding at December 31, 2017						$(962,380)	$(982,912)	$20,532

Swap agreements with CME, LCH and ICE counterparties are centrally cleared swaps.

Forward Rate agreements outstanding at December 31, 2017:

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Forward Rate Agreements
3-Month LIBOR (Pay Quartely; Receive Quarterly)	1.95%	09/19/18	CME	USD	113,500,000	$6,142	$—	$6,142
3-Month LIBOR (Pay Quartely; Receive Quarterly)	1.91%	09/19/18	CME	USD	369,400,000	(12,301)	—	(12,301)
3-Month LIBOR (Pay Quartely; Receive Quarterly)	1.89%	09/19/18	CME	USD	307,900,000	(25,639)	—	(25,639)

Total Forward Rate agreements outstanding at December 31, 2017						$(31,798)	$—	$(31,798)

Swap agreements with CME, LCH and ICE counterparties are centrally cleared swaps.

See Notes to Financial Statements.	97

LOW-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2017, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Agency Obligations	$11,172,988	$—	$11,172,988	$—
Asset-Backed Securities	150,036,773	—	150,036,773	—
Certificates of Deposit	7,085,267	—	7,085,267	—
Commercial Paper	696,888	—	696,888	—
Corporate Bonds	216,866,849	—	216,866,849	—	**
Foreign Bonds
Australia	13,754,412	—	13,754,412	—
Bermuda	280,338	—	280,338	—
Canada	14,219,034	—	14,219,034	—
Chile	1,145,361	—	1,145,361	—
China	2,936,814	—	2,936,814	—
Denmark	20,078,204	—	20,078,204	—
Finland	898,830	—	898,830	—
France	7,336,778	—	7,336,778	—
Germany	7,471,436	—	7,471,436	—
Hong Kong	981,604	—	981,604	—
India	3,352,025	—	3,352,025	—
Ireland	10,710,436	—	10,710,436	—
Israel	1,522,500	—	1,522,500	—
Italy	716,856	—	716,856	—
Japan	12,138,479	—	12,138,479	—
Luxembourg	530,000	—	530,000	—
Netherlands	17,945,319	—	17,945,319	—
New Zealand	338,178	—	338,178	—
Norway	2,428,880	—	2,428,880	—
Peru	694,416	—	694,416	—
Qatar	999,690	—	999,690	—
Singapore	6,906,650	—	6,906,650	—
South Korea	4,311,760	—	4,311,760	—
Sweden	1,978,671	—	1,978,671	—
Switzerland	10,390,690	—	10,390,690	—
United Arab Emirates	1,647,819	—	1,647,819	—
United Kingdom	12,143,353	—	12,143,353	—
Money Market Funds	26,624,234	26,624,234	—	—
Mortgage-Backed Securities	171,191,910	—	171,191,910	—
Municipal Bonds	14,641,177	—	14,641,177	—
U.S. Treasury Obligations	245,470,109	—	245,470,109	—

Total Assets - Investments in Securities	$1,001,644,728	$26,624,234	$975,020,494	$—	**

Other Financial Instruments***
Futures Contracts	$983,304	$983,304	$—	$—
Forward Foreign Currency Contracts	177,231	—	177,231	—
Swap Agreements	957,071	—	957,071	—

98	See Notes to Financial Statements.

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Forward Rate Agreements	$6,142	$—	$6,142	$—

Total Assets - Other Financial Instruments	$2,123,748	$983,304	$1,140,444	$—

Liabilities:
Investment in Securities
Written Option	$(53,483)	$—	$(53,483)	$—
Security Sold Short	(5,407,911)	—	(5,407,911)	—

Total Liabilities - Investment in Securities	$(5,461,394)	$—	$(5,461,394)	$—

Other Financial Instruments***
Futures Contracts	$(971,204)	$(971,204)	$—	$—
Forward Foreign Currency Contracts	(2,201,241)	—	(2,201,241)	—
Swap Agreements	(1,919,452)	—	(1,919,452)	—
Forward Rate Agreements	(37,940)	—	(37,940)	—

Total Liabilities - Other Financial Instruments	$(5,129,837)	$(971,204)	$(4,158,633)	$—

**Level 3 security has zero value.

***Other financial instruments are derivative instruments, such as futures contracts, forwards contracts and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding “Futures Contracts outstanding”, “Forward Foreign Currency Contracts outstanding”, “Swap agreement outstanding” and “Forward Rate agreement outstanding” disclosures.

There were no transfers between Level 1 and Level 2 during the period ended December 31, 2017.

The unobservable inputs used in the fair value measurement of the reporting entity’s asset-backed securities, corporate bonds, foreign bonds, mortgage-backed securities and swap agreements are values based on evaluated quotations received from dealers who make markets in such securities. Significant increases (decreases) in those evaluated quotations would result in a significantly higher (lower) fair value measurement.

During the year ended December 31, 2017, there were $14,536,025 of transfers out of Level 3 to Level 2 and Level 1.

Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the reconciliation of Level 3 securities and assumptions is not shown for the year ended December 31, 2017.

Effective April 1, 2017, the Funds changed administrators from BNY Mellon Investment Servicing (US) Inc. to Northern Trust Company (“Northern Trust”). This transition has resulted in fewer unobservable inputs, as Northern Trust utilizes additional pricing vendors and provides increased pricing coverage. As such, management notes transfers out of Level 3 to Level 2 and Level 1 occurred in the Fund in the current year.

See Notes to Financial Statements.	99

Medium-Duration Bond Fund (Unaudited)

The Fund invested in a diversified portfolio composed primarily of investment grade fixed-income securities with an average dollar-weighted duration (a calculation that measures the sensitivity of a bond or bond fund to changes in interest rates) normally between three to seven years. (Effective January 12, 2018, the average dollar-weighted duration of the Fund normally varies, in years, between +/- 30% of the duration of the Fund’s benchmark index, the Bloomberg Barclays US Aggregate Bond Index.) The Investor Class of the Fund outperformed its benchmark for the one-year period ended December 31, 2017 (3.93% versus 3.54%).

The Fund maintained an underweight to investment-grade corporate credit and, therefore, faced a challenging fourth quarter as credit spreads tightened. Ultimately, however, the Fund outperformed for the year due to positive performance over the first three quarters. Tactical U.S. duration and yield curve positioning, high yield bonds and structured products were the strongest contributors to the Fund’s relative performance, as interest rates increased and credit spreads narrowed. U.S. Treasury Inflation Protected Securities (TIPS) provided mixed results as breakeven inflation rates declined. The Fund maintained a yield advantage versus its benchmark, which positively impacted relative performance.

Other strategies involving derivatives were utilized during the year. U.S. Treasury futures contracts, options on U.S. Treasuries and Euro-futures were used for the common purposes of managing duration, implementing yield curve positioning strategies and expressing cross-sector views. Overall, on a net basis, these positions had a modest, positive impact on performance. In an effort to better express the desired credit exposures and risks from a synthetic perspective, credit default swaps were utilized on a very modest basis. These positions were positive contributors to the performance of the Fund. Currency forward contracts were utilized to hedge foreign currency risk and to express active currency views. The contributions to the Fund’s performance from these currency strategies was negative. Through the process of implementing interest rate views and emerging markets strategies during the year, interest rate swaps were used but did not have an impact on the performance of the Fund over the previous year.

During the year, the Fund remained focused on its objective of seeking maximum total return consistent with preservation of capital.

This Fund may be suitable for investors who have a short- to medium-term investment horizon, seek higher returns than those offered by a shorter maturity bond fund, can accept some short-term fluctuations in account value and want to diversify their portfolio with a fixed-income investment option. This Fund is subject to interest rate risk. Meaning, when interest rates rise, the value of the existing fixed-income securities decrease and vice versa. Changes in interest rates have a bigger impact on long duration holdings than on short duration holdings. To the extent that the investment adviser misjudges current market conditions, the Fund’s volatility may be amplified by its use of derivatives and by its ability to select sub-advisers to allocate assets. Derivatives involve different risks from, and in some respects greater than, those associated with investing directly in securities, currencies or other instruments. Derivatives may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in value of the underlying instruments may produce disproportionate losses to the Fund. It is possible to lose money by investing in the Fund.

100	See Notes to Financial Statements.

Medium-Duration Bond Fund (Unaudited)

At December 31, 2017, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

	%
U.S. Treasury Obligations	32.4
Mortgage-Backed Securities	31.6
Corporate Bonds	16.9
Repurchase Agreements	12.5
Foreign Bonds	10.8
Money Market Funds	8.2
Asset-Backed Securities	6.1
Agency Obligations	2.6
Loan Agreements	1.4
Municipal Bonds	0.7
Purchased Options	0.1
Preferred Stocks	—	**
Certificates of Deposit	—	**
Fully Funded Total Return Swap	—	**
Written Options	(0.1)
TBA Sale Commitments	(0.3)

	122.9

** Round to less than .005%

See Notes to Financial Statements.	101

Medium-Duration Bond Fund (Unaudited)

Average Annual Total Returns as of 12/31/17
	Institutional Class	Investor Class*	Benchmark**
One Year	4.13%	3.93%	3.54%
Five Year	2.26%	2.05%	2.10%
Ten Year	4.65%	4.48%	4.00%
Since Inception	5.04%	4.92%	4.53%
Inception Date	08/27/01	08/27/01
Total Fund Operating Expenses (May 1, 2017 Prospectus as amended July 1, 2017)(1)	0.46%	0.73%

(1)Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2007 to December 31, 2017, with all dividends and capital gains reinvested, with the Bloomberg Barclays US Aggregate Bond Index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

102	See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND SCHEDULE OF INVESTMENTS	December 31, 2017

	Par	Value
AGENCY OBLIGATIONS — 2.6%
Federal Home Loan Bank
3.38%, 12/08/23	$200,000	$211,024
Federal Home Loan Bank Discount Notes
1.23%, 01/17/18Ω	1,390,000	1,389,235
1.24%, 01/24/18Ω	2,280,000	2,278,217
1.13%, 01/26/18Ω	1,920,000	1,918,361
1.27%, 02/09/18Ω	2,610,000	2,606,392
1.15%, 02/13/18Ω	4,690,000	4,683,345
1.32%, 02/22/18Ω	2,640,000	2,635,100
1.16%, 02/28/18Ω	2,020,000	2,015,810
1.34%, 03/21/18Ω	1,810,000	1,804,745
1.38%, 04/25/18Ω	6,180,000	6,153,231
1.39%, 04/27/18Ω	1,700,000	1,692,506
Federal National Mortgage Association
2.51%, 10/09/19Ω	3,350,000	3,227,236
2.63%, 09/06/24	200,000	202,849
1.88%, 09/24/26	2,200,000	2,076,282
6.25%, 05/15/29	500,000	669,322
6.63%, 11/15/30	1,170,000	1,647,707
NCUA Guaranteed Notes
3.00%, 06/12/19	300,000	304,188
Tennessee Valley Authority
3.88%, 02/15/21	1,000,000	1,055,145

Total Agency Obligations (Cost $36,419,739)		36,570,695

ASSET-BACKED SECURITIES — 6.1%
Academic Loan Funding Trust Series 2012-1A A2
(Floating, ICE LIBOR USD 1M + 1.10%), 2.43%, 12/27/44 144A†	1,250,000	1,250,576
Access Group, Inc. Series 2015-1 A
(Floating, ICE LIBOR USD 1M + 0.70%), 2.25%, 07/25/56 144A†	331,959	333,785
AccessLex Institute Series 2007-1 A4
(Floating, ICE LIBOR USD 3M + 0.06%), 1.43%, 01/25/23†	486,276	478,611
American Express Credit Account
Master Trust Series 2017-6 A 2.04%, 05/15/23	500,000	497,811
ARES XXXIII CLO, Ltd. Series 2015-1A A1R
(Floating, ICE LIBOR USD 3M + 1.35%), 2.84%, 12/05/25 144A†	1,000,000	1,008,462
Atlas Senior Loan Fund V, Ltd. Series 2014-1A A2R
(Floating, ICE LIBOR USD 3M + 1.26%), 2.62%, 07/16/29 144A†	1,400,000	1,410,414

	Par	Value
Avis Budget Rental Car Funding AESOP LLC Series 2017-2A A
2.97%, 03/20/24 144A	$610,000	$610,768
Bear Stearns Asset-Backed Securities Trust Series 2007-SD1 1A2A
6.00%, 10/25/36	1,290,721	1,010,964
Bear Stearns Asset-Backed Securities Trust Series 2007-SD1 1A3A
6.50%, 10/25/36	2,263,595	1,720,495
Benefit Street Partners CLO II Ltd. Series 2013-IIA A1R
(Floating, ICE LIBOR USD 3M + 1.25%), 2.61%, 07/15/29 144A†	1,400,000	1,409,727
BlueMountain CLO, Ltd. Series 2012-2A AR
(Floating, ICE LIBOR USD 3M + 1.42%), 2.86%, 11/20/28 144A†	1,250,000	1,259,578
BlueMountain CLO, Ltd. Series 2014-2A DR
(Floating, ICE LIBOR USD 3M + 3.00%), 4.36%, 07/20/26 144A†	1,250,000	1,262,385
BlueMountain CLO, Ltd. Series 2015-1A A1R
(Floating, ICE LIBOR USD 3M + 1.33%), 2.69%, 04/13/27 144A†	1,000,000	1,003,583
Capital One Multi-Asset Execution Trust Series 2016-A1 A1
(Floating, LIBOR USD 1M + 0.45%), 1.93%, 02/15/22†	800,000	803,935
Carlyle Global Market Strategies CLO, Ltd. Series 2014-4 D
(Floating, ICE LIBOR USD 3M + 3.60%), 4.96%, 10/15/26 144A†	1,000,000	1,012,522
Catamaran CLO, Ltd. Series 2013-1A AR
(Floating, ICE LIBOR USD 3M + 0.85%), 2.36%, 01/27/28 144A†	1,600,000	1,600,000
Cent CLO 21, Ltd. Series 2014-21A A1BR
(Floating, ICE LIBOR USD 3M + 1.21%), 2.58%, 07/27/26 144A†	500,000	501,721
Chapel BV Series 2007
(Floating, Euribor 3M + 0.36%), 0.03%, 07/17/66† (E)	516,240	617,569
Community Funding CLO, Ltd. Series 2015-1A A 5.75%, 11/01/27 144Ay††† STEP	860,000	852,155
CWHEQ Revolving Home Equity Loan Trust Series 2005-F 2A
(Floating, ICE LIBOR USD 1M + 0.24%), 1.72%, 12/15/35†	158,271	162,352

See Notes to Financial Statements.	103

MEDIUM-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
CWHEQ Revolving Home Equity Loan Trust Series 2006-E 2A
(Floating, ICE LIBOR USD 1M + 0.14%), 1.62%, 07/15/36†	$253,105	$236,086
ECMC Group Student Loan Trust Series 2016-1A A
(Floating, ICE LIBOR USD 1M + 1.35%), 2.90%, 07/26/66 144A†	788,529	802,790
ECMC Group Student Loan Trust Series 2017-1A A
(Floating, ICE LIBOR USD 1M + 1.20%), 2.75%, 12/27/66 144A†	2,028,263	2,057,038
Edsouth Indenture No. 7 LLC Series 2014-3 A
(Floating, ICE LIBOR USD 1M + 0.60%), 2.15%, 02/25/36 144A†	860,914	848,578
EFS Volunteer No. 2 LLC Series 2012-1 A2
(Floating, ICE LIBOR USD 1M + 1.35%), 2.90%, 03/25/36 144A†	1,200,000	1,234,153
EFS Volunteer No. 3 LLC Series 2012-1 A3
(Floating, ICE LIBOR USD 1M + 1.00%), 2.55%, 04/25/33 144A†	2,100,000	2,102,937
Financial Asset Securities Corporation AAA Trust Series 2005-1A 1A3B
(Floating, LIBOR USD 1M + 0.41%), 1.97%, 02/27/35 144A†	919,772	842,893
Ford Credit Floorplan Master Owner Trust A Series 2015-4 A2
(Floating, LIBOR USD 1M + 0.60%), 2.08%, 08/15/20†	500,000	501,403
GMACM Home Equity Loan Trust Series 2007-HE3 6.80%, 09/25/37	82,101	84,549
6.97%, 09/25/37	21,105	21,523
Golden Credit Card Trust Series 2016-5A A
1.60%, 09/15/21 144A	900,000	891,612
Golden Credit Card Trust Series 2017-2A A
1.98%, 04/15/22 144A	500,000	496,779
GSAMP Trust Series 2007-HS1 A1
(Floating, ICE LIBOR USD 1M + 0.85%), 2.40%, 02/25/47†	413,617	411,267
Hertz Vehicle Financing II LP Series 2015-1A A
2.73%, 03/25/21 144A	350,000	351,213
Hertz Vehicle Financing II LP Series 2017-1A A
2.96%, 10/25/21 144A	1,910,000	1,908,856
Hertz Vehicle Financing II LP Series 2017-1A B
3.56%, 10/25/21 144A	1,030,000	1,025,073

	Par	Value
Higher Education Funding I Series 2014-1 A
(Floating, ICE LIBOR USD 3M + 1.05%), 2.51%, 05/25/34 144A†	$954,580	$956,140
Invitation Homes Trust Series 2015-SFR2 D
(Floating, LIBOR USD 1M + 2.30%), 3.79%, 06/17/32 144A†	250,000	251,900
Jackson Mill CLO, Ltd. Series 2015-1A A
(Floating, ICE LIBOR USD 3M + 1.54%), 2.90%, 04/15/27 144A†	1,000,000	1,001,575
Kabbage Asset Securitization LLC Series 2017-1 B
5.79%, 03/15/22 144A	1,240,000	1,278,105
LCM XXIII, Ltd. Series 23A
(Floating, ICE LIBOR USD 3M + 1.40%), 2.76%, 10/20/29 144A†	1,000,000	1,013,490
Mississippi Higher Education Assistance Corporation Series 2014-1 A1
(Floating, ICE LIBOR USD 1M + 0.68%), 2.23%, 10/25/35†	594,356	595,802
Montana Higher Education Student Assistance Corporation Series 2012-1 A3
(Floating, ICE LIBOR USD 1M + 1.05%), 2.33%, 07/20/43†	700,000	711,820
Navient Student Loan Trust Series 2016-5A A
(Floating, ICE LIBOR USD 1M + 1.25%), 2.80%, 06/25/65 144A†	1,925,364	1,969,046
Navient Student Loan Trust Series 2016-7A A
(Floating, ICE LIBOR USD 1M + 1.15%), 2.70%, 03/25/66 144A†	971,980	995,852
Navient Student Loan Trust Series 2017-2A A
(Floating, ICE LIBOR USD 1M + 1.05%), 2.60%, 12/27/66 144A†	2,058,074	2,085,432
Navient Student Loan Trust Series 2017-3A A3
(Floating, ICE LIBOR USD 1M + 1.05%), 2.60%, 07/26/66 144A†	1,110,000	1,141,175
Nelnet Student Loan Trust Series 2006-1 A6
(Floating, ICE LIBOR USD 3M + 0.45%), 1.90%, 08/23/36 144A†	1,200,000	1,174,550
Nelnet Student Loan Trust Series 2006-2 A5
(Floating, ICE LIBOR USD 3M + 0.10%), 1.47%, 01/25/30†	814,570	813,751

104	See Notes to Financial Statements.

	Par	Value
OHA Loan Funding, Ltd. Series 2015-1A AR
(Floating, ICE LIBOR USD 3M + 1.41%), 2.83%, 08/15/29 144A†	$1,000,000	$1,017,573
OZLM XV, Ltd. Series 2016-15A B
(Floating, ICE LIBOR USD 3M + 2.70%), 4.06%, 01/20/29 144A†	1,000,000	1,021,051
Panhandle-Plains Higher Education Authority, Inc. Series 2010-2 A1
(Floating, ICE LIBOR USD 3M + 1.13%), 2.82%, 10/01/35†	317,957	320,192
Park Place Securities, Inc. Pass-Through Trust Certificates Series 2005-WCH1 M3
(Floating, ICE LIBOR USD 1M + 0.84%), 2.39%, 01/25/36†	86,835	87,425
PHEAA Student Loan Trust Series 2012-1A A1
(Floating, ICE LIBOR USD 1M + 0.55%), 2.10%, 05/25/57 144A†	955,035	954,126
PHEAA Student Loan Trust Series 2016-1A A
(Floating, ICE LIBOR USD 1M + 1.15%), 2.70%, 09/25/65 144A†	782,313	796,205
PHEAA Student Loan Trust Series 2016-2A A
(Floating, ICE LIBOR USD 1M + 0.95%), 2.50%, 11/25/65 144A†	1,708,646	1,714,622
Prosper Marketplace Issuance Trust Series 2017-1A A
2.56%, 06/15/23 144A	614,495	616,569
RAMP Trust Series 2005-EFC6 M2
(Floating, ICE LIBOR USD 1M + 0.65%), 2.20%, 11/25/35†	1,900,000	1,905,755
Saxon Asset Securities Trust Series 2004-1
(Floating, ICE LIBOR USD 1M + 0.80%), 2.12%, 03/25/35†	486,261	477,852
SBA Small Business Investment Cos. Series 2016-10A
1 2.51%, 03/10/26	333,085	334,193
2.52%, 09/10/27	740,000	742,169
Scholar Funding Trust Series 2010-A A
(Floating, ICE LIBOR USD 3M + 0.75%), 2.13%, 10/28/41 144A†	297,017	295,115
SLC Student Loan Trust Series 2005-3 A3
(Floating, ICE LIBOR USD 3M + 0.12%), 1.71%, 06/15/29†	895,595	888,927
SLM Private Education Loan Trust Series 2010-A 2A
(Floating, ICE LIBOR USD 1M + 3.25%), 4.73%, 05/16/44 144A†	362,916	373,726
SLM Student Loan EDC Repackaging Trust Series 2013-M1 M1
3.50%, 10/28/29 144A	145,226	141,776

	Par	Value
SLM Student Loan Trust Series 2003-7A A54
(Floating, ICE LIBOR USD 3M + 1.20%), 2.79%, 12/15/33 144A†	$922,505	$935,769
SLM Student Loan Trust Series 2004-8A A6
(Floating, ICE LIBOR USD 3M + 0.63%), 2.00%, 01/25/40 144A†	600,000	601,088
SLM Student Loan Trust Series 2005-4 A3
(Floating, ICE LIBOR USD 3M + 0.12%), 1.49%, 01/25/27†	156,707	156,055
SLM Student Loan Trust Series 2005-5 A4
(Floating, ICE LIBOR USD 3M + 0.14%), 1.51%, 10/25/28†	900,000	894,731
SLM Student Loan Trust Series 2005-5 A5
(Floating, ICE LIBOR USD 3M + 0.75%), 2.12%, 10/25/40†	250,000	249,000
SLM Student Loan Trust Series 2006-2 A5
(Floating, ICE LIBOR USD 3M + 0.11%), 1.48%, 07/25/25†	428,687	428,590
SLM Student Loan Trust Series 2007-7 A4
(Floating, ICE LIBOR USD 3M + 0.33%), 1.70%, 01/25/22†	467,402	461,857
SLM Student Loan Trust Series 2007-7 B
(Floating, ICE LIBOR USD 3M + 0.75%), 2.12%, 10/27/70†	400,000	364,066
SLM Student Loan Trust Series 2008-2 A3
(Floating, ICE LIBOR USD 3M + 0.75%), 2.12%, 04/25/23†	155,281	155,293
SLM Student Loan Trust Series 2008-4 A4
(Floating, ICE LIBOR USD 3M + 1.65%), 3.02%, 07/25/22†	432,606	443,844
SLM Student Loan Trust Series 2008-5 A4
(Floating, ICE LIBOR USD 3M + 1.70%), 3.07%, 07/25/23†	1,693,931	1,748,704
SLM Student Loan Trust Series 2008-6 A4
(Floating, ICE LIBOR USD 3M + 1.10%), 2.47%, 07/25/23†	910,000	922,875
SLM Student Loan Trust Series 2008-8 A4
(Floating, ICE LIBOR USD 3M + 1.50%), 2.87%, 04/25/23†	400,000	410,741
SLM Student Loan Trust Series 2008-9 A
(Floating, ICE LIBOR USD 3M + 1.50%), 2.87%, 04/25/23†	2,274,421	2,329,431
SoFi Consumer Loan Program LLC Series 2017-4 A
2.50%, 05/26/26 144A	915,053	912,436

See Notes to Financial Statements.	105

MEDIUM-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Soundview Home Loan Trust Series 2006-OPT2 A3
(Floating, ICE LIBOR USD 1M + 0.18%), 1.73%, 05/25/36†	$617,016	$615,434
TCW Clo 2017-1, Ltd. Series 2017-1A A
(Floating, ICE LIBOR USD 3M + 1.28%), 2.71%, 07/29/29 144A†	1,500,000	1,501,906
TIAA CLO II, Ltd. Series 2017-1A A
(Floating, ICE LIBOR USD 3M + 1.28%), 2.64%, 04/20/29 144A†	3,950,000	3,978,250
Upstart Securitization Trust Series 2017-2 A 2.51%, 03/20/25 144A	480,000	479,765
Utah State Board of Regents Series 2015-1 A
(Floating, ICE LIBOR USD 1M + 0.60%), 2.15%, 02/25/43†	575,573	577,274
Vibrant CLO VI, Ltd. Series 2017-6A A
(Floating, ICE LIBOR USD 3M + 1.24%), 2.87%, 06/20/29 144A †	2,750,000	2,772,032
Voya CLO 2017-3, Ltd. Series 2017-3A A1A
(Floating, ICE LIBOR USD 3M + 1.23%), 2.55%, 07/20/30 144A †	4,150,000	4,179,167
Voya CLO, Ltd. Series 2014-4A A1R
(Floating, ICE LIBOR USD 3M + 0.95%), 2.31%, 10/14/26 144A †	2,000,000	2,005,268
Washington Mutual Asset-Backed Certificates Trust Series 2006-HE1 2A3
(Floating, ICE LIBOR USD 1M + 0.18%), 1.73%, 04/25/36†	36,902	36,983

Total Asset-Backed Securities (Cost $84,973,918)		85,460,636

CERTIFICATES OF DEPOSIT — 0.0%
Barclays Bank PLC
1.94%, 09/04/18 (Cost $300,000)	300,000	300,025

CORPORATE BONDS — 16.9%
21st Century Fox America, Inc.
3.70%, 09/15/24	625,000	650,977
6.15%, 03/01/37	175,000	229,895
ABB Finance USA, Inc.
4.38%, 05/08/42	40,000	43,243
Abbott Laboratories
3.75%, 11/30/26	260,000	267,478
4.75%, 11/30/36	170,000	191,617
4.90%, 11/30/46	210,000	241,743
AbbVie, Inc.
2.50%, 05/14/20	225,000	225,818
2.30%, 05/14/21	200,000	198,698
2.85%, 05/14/23Δ	1,650,000	1,648,420
3.60%, 05/14/25	140,000	144,156

	Par	Value
AES Corporation
4.88%, 05/15/23	$40,000	$40,950
5.50%, 03/15/24	100,000	104,500
Aetna, Inc.
2.80%, 06/15/23	225,000	221,719
Allegion US Holding Co., Inc.
3.20%, 10/01/24	400,000	396,300
Allison Transmission, Inc.
5.00%, 10/01/24 144A	200,000	206,750
Amazon.com, Inc.
3.30%, 12/05/21Δ	525,000	542,638
3.15%, 08/22/27 144A	1,170,000	1,174,134
3.88%, 08/22/37 144A	160,000	170,357
4.95%, 12/05/44Δ	220,000	268,488
4.05%, 08/22/47 144A	890,000	963,390
American Campus Communities Operating Partnership LP REIT
3.75%, 04/15/23	525,000	539,068
American International Group, Inc.
2.30%, 07/16/19	200,000	199,925
3.75%, 07/10/25	100,000	103,266
4.50%, 07/16/44	225,000	243,303
(Variable, ICE LIBOR USD 3M + 2.06%), 6.25%, 03/15/87†	278,000	303,715
American Tower Corporation REIT
3.40%, 02/15/19	200,000	202,321
3.30%, 02/15/21Δ	150,000	152,860
3.38%, 10/15/26	1,500,000	1,476,505
Amgen, Inc.
3.63%, 05/22/24	50,000	52,021
4.66%, 06/15/51	34,000	38,198
Anadarko Petroleum Corporation
4.85%, 03/15/21	290,000	306,472
3.45%, 07/15/24	95,000	94,744
5.55%, 03/15/26Δ	125,000	140,477
6.45%, 09/15/36	280,000	343,948
6.60%, 03/15/46	470,000	606,733
Anthem, Inc.
2.95%, 12/01/22	390,000	390,607
3.35%, 12/01/24	130,000	132,086
3.65%, 12/01/27	200,000	204,280
Apache Corporation
3.25%, 04/15/22	80,000	80,680
2.63%, 01/15/23Δ	75,000	73,634
5.10%, 09/01/40	180,000	192,428
4.25%, 01/15/44Δ	900,000	875,287
Apple, Inc.
2.00%, 11/13/20	260,000	258,464
2.40%, 05/03/23	350,000	346,657
2.45%, 08/04/26	720,000	690,876
2.90%, 09/12/27	600,000	593,640
Arch Capital Group, Ltd.
7.35%, 05/01/34	175,000	239,433
AT&T, Inc.
(Floating, ICE LIBOR USD 3M + 0.65%), 2.01%, 01/15/20†	900,000	905,635
2.80%, 02/17/21	100,000	100,515

106	See Notes to Financial Statements.

	Par	Value
4.45%, 05/15/21	$80,000	$84,449
3.00%, 02/15/22	170,000	170,511
3.20%, 03/01/22	475,000	480,583
3.00%, 06/30/22	475,000	476,324
3.60%, 02/17/23	293,000	300,069
4.45%, 04/01/24	725,000	767,924
3.95%, 01/15/25	125,000	128,173
3.40%, 05/15/25	1,680,000	1,654,362
4.13%, 02/17/26	175,000	179,300
4.25%, 03/01/27	2,765,000	2,823,899
3.90%, 08/14/27	1,285,000	1,296,111
4.90%, 08/14/37	1,040,000	1,056,369
5.15%, 03/15/42	300,000	312,362
4.35%, 06/15/45	100,000	92,618
4.50%, 03/09/48	190,000	178,741
Baker Hughes a GE Co. LLC
3.34%, 12/15/27 144A	700,000	699,707
Bank of America Corporation
6.88%, 04/25/18	1,400,000	1,421,455
5.65%, 05/01/18	700,000	708,388
2.60%, 01/15/19	47,000	47,168
(Variable, ICE LIBOR USD 3M + 0.66%), 2.37%, 07/21/21†	875,000	873,789
3.30%, 01/11/23	120,000	122,845
(Variable, ICE LIBOR USD 3M + 0.79%), 3.00%, 12/20/23 144A†	329,000	330,072
4.00%, 04/01/24	420,000	444,361
4.20%, 08/26/24	390,000	411,055
(Variable, ICE LIBOR USD 3M + 3.71%), 6.25%, 09/05/24†	300,000	331,890
(Variable, ICE LIBOR USD 3M + 4.17%), 6.50%, 10/23/24†	150,000	170,625
4.00%, 01/22/25	440,000	458,181
(Variable, ICE LIBOR USD 3M + 1.09%), 3.09%, 10/01/25†	2,200,000	2,196,947
4.45%, 03/03/26	420,000	449,081
3.50%, 04/19/26	340,000	347,991
4.25%, 10/22/26	440,000	464,199
3.25%, 10/21/27	275,000	273,229
4.18%, 11/25/27	550,000	575,414
(Variable, ICE LIBOR USD 3M + 1.58%), 3.82%, 01/20/28†	575,000	595,445
(Variable, ICE LIBOR USD 3M + 1.51%), 3.71%, 04/24/28†	1,300,000	1,335,885
(Variable, ICE LIBOR USD 3M + 1.37%), 3.59%, 07/21/28†Δ	1,360,000	1,384,048
(Variable, ICE LIBOR USD 3M + 1.04%), 3.42%, 12/20/28 144A†	694,000	695,024
5.00%, 01/21/44	790,000	956,544
Barrick North America Finance LLC 4.40%, 05/30/21	138,000	146,190
5.70%, 05/30/41	150,000	184,958
Beacon Escrow Corporation
4.88%, 11/01/25 144A	80,000	80,700
Becton, Dickinson and Co.
2.68%, 12/15/19	349,000	350,427
2.89%, 06/06/22	700,000	696,339
3.36%, 06/06/24	1,405,000	1,410,902

	Par	Value
3.73%, 12/15/24	$171,000	$175,396
4.69%, 12/15/44	345,000	378,737
Blackstone CQP Holdco LP
6.50%, 03/20/21 144A	600,000	612,000
Boeing Capital Corporation
4.70%, 10/27/19	230,000	240,352
Boeing Co.
4.88%, 02/15/20	50,000	52,827
6.63%, 02/15/38	210,000	300,671
Brighthouse Financial, Inc.
3.70%, 06/22/27 144A	1,600,000	1,576,667
4.70%, 06/22/47 144A	310,000	317,504
Broadcom Corporation
3.00%, 01/15/22 144A	550,000	545,855
2.65%, 01/15/23 144A	400,000	386,053
3.13%, 01/15/25 144A	545,000	521,814
3.88%, 01/15/27 144A	940,000	926,751
Capital One Financial Corporation
4.20%, 10/29/25	350,000	360,682
Cardinal Health, Inc.
2.62%, 06/15/22	130,000	127,961
3.08%, 06/15/24	640,000	630,938
Catholic Health Initiatives
4.35%, 11/01/42	40,000	38,756
CCO Holdings LLC
5.13%, 05/01/27 144A	130,000	128,375
Celgene Corporation
3.55%, 08/15/22	170,000	175,291
3.88%, 08/15/25	250,000	259,186
5.00%, 08/15/45	110,000	125,293
Centene Corporation
4.75%, 05/15/22	130,000	135,525
6.13%, 02/15/24	90,000	95,400
4.75%, 01/15/25	50,000	51,000
Charles Schwab Corporation
3.20%, 03/02/27	300,000	303,086
(Variable, ICE LIBOR USD 3M + 2.58%), 5.00%, 12/01/27†	1,000,000	1,005,050
Charter Communications Operating LLC
4.46%, 07/23/22	125,000	130,548
4.91%, 07/23/25	2,710,000	2,885,666
3.75%, 02/15/28	1,800,000	1,728,360
4.20%, 03/15/28	260,000	258,600
6.48%, 10/23/45	90,000	105,297
Cheniere Corpus Christi Holdings LLC
5.13%, 06/30/27Δ	150,000	155,535
Chesapeake Energy Corporation
6.13%, 02/15/21Δ	160,000	162,800
Chevron Corporation
2.95%, 05/16/26	750,000	750,586
Chubb Corporation
(Variable, ICE LIBOR USD 3M + 2.25%), 3.61%, 04/15/37†	400,000	398,000
Chubb INA Holdings, Inc.
2.30%, 11/03/20	90,000	89,893
3.35%, 05/03/26	120,000	122,597

See Notes to Financial Statements.	107

MEDIUM-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Cimarex Energy Co.
3.90%, 05/15/27	$470,000	$481,504
Cintas Corporation No.
2 2.90%, 04/01/22	180,000	181,789
3.70%, 04/01/27	690,000	719,337
Cisco Systems, Inc.
2.20%, 02/28/21	300,000	299,184
5.50%, 01/15/40	225,000	298,349
Citigroup, Inc.
(Variable, ICE LIBOR USD 3M + 4.03%), 8.40%, 04/30/18†	300,000	304,875
(Floating, ICE LIBOR USD 3M + 0.93%), 2.45%, 06/07/19†	700,000	705,664
(Floating, ICE LIBOR USD 3M + 1.19%), 2.57%, 08/02/21†	1,300,000	1,324,904
(Variable, ICE LIBOR USD 3M + 4.07%), 5.95%, 01/30/23†	170,000	181,050
3.50%, 05/15/23	220,000	224,208
(Variable, ICE LIBOR USD 3M + 3.47%), 5.35%, 05/15/23†	180,000	184,275
(Variable, ICE LIBOR USD 3M + 3.91%), 5.95%, 05/15/25†	690,000	735,712
4.40%, 06/10/25	450,000	475,443
5.50%, 09/13/25	290,000	327,217
(Variable, ICE LIBOR USD 3M + 4.52%), 6.25%, 08/15/26†	150,000	165,638
4.30%, 11/20/26	1,675,000	1,754,820
4.45%, 09/29/27	780,000	826,771
4.13%, 07/25/28	125,000	129,108
6.63%, 06/15/32	50,000	63,875
8.13%, 07/15/39	20,000	32,079
6.68%, 09/13/43	10,000	13,889
5.30%, 05/06/44Δ	24,000	28,444
4.65%, 07/30/45	574,000	655,981
4.75%, 05/18/46	40,000	44,273
CNOOC Finance 2015 USA LLC
3.50%, 05/05/25	760,000	767,339
Comcast Corporation
5.70%, 05/15/18	1,250,000	1,267,806
3.38%, 08/15/25	275,000	282,504
3.15%, 02/15/28Δ	500,000	502,233
3.20%, 07/15/36	380,000	362,095
Compass Bank
5.50%, 04/01/20	300,000	315,805
ConocoPhillips Co.
3.35%, 11/15/24	80,000	82,486
ConocoPhillips Holding Co.
6.95%, 04/15/29	220,000	289,553
Continental Resources, Inc.
4.38%, 01/15/28 144A	130,000	128,499
Cott Holdings, Inc.
5.50%, 04/01/25 144A	170,000	175,100
Crown Castle International Corporation REIT
2.25%, 09/01/21	125,000	122,999
5.25%, 01/15/23	525,000	575,486
3.20%, 09/01/24	200,000	198,221

	Par	Value
3.65%, 09/01/27	$50,000	$49,979
Crown Castle Towers LLC
4.88%, 08/15/20 144A	1,900,000	1,988,364
CVS Health Corporation
2.75%, 12/01/22	210,000	207,103
4.00%, 12/05/23	800,000	832,826
3.88%, 07/20/25	313,000	322,860
2.88%, 06/01/26	675,000	648,360
5.13%, 07/20/45	350,000	402,687
CVS Pass-Through Trust
6.94%, 01/10/30	645,127	755,516
DAE Funding LLC
4.50%, 08/01/22 144A	70,000	68,950
5.00%, 08/01/24 144A	80,000	79,200
DDR Corporation REIT
3.50%, 01/15/21	875,000	888,842
Delta Air Lines Class A Pass-Through Trust Series 2007-1 A
6.82%, 08/10/22	295,410	336,590
Depository Trust & Clearing Corporation
(Variable, ICE LIBOR USD 3M +
3.17%), 4.88%, 06/15/20
144A†	750,000	781,875
Devon Energy Corporation
3.25%, 05/15/22Δ	220,000	223,998
5.85%, 12/15/25	250,000	292,381
5.60%, 07/15/41	437,000	516,855
4.75%, 05/15/42	130,000	138,158
5.00%, 06/15/45	660,000	739,111
Devon Financing Corporation LLC
7.88%, 09/30/31	60,000	82,559
Diamond 1 Finance Corporation
3.48%, 06/01/19 144A	1,010,000	1,023,004
4.42%, 06/15/21 144A	2,380,000	2,481,943
5.45%, 06/15/23 144A	150,000	162,283
Digital Realty Trust LP
3.40%, 10/01/20	900,000	918,357
Discover Financial Services
3.75%, 03/04/25	450,000	453,657
DISH DBS Corporation
5.88%, 07/15/22	200,000	201,750
7.75%, 07/01/26	50,000	52,750
Dollar Tree, Inc.
5.75%, 03/01/23	140,000	146,913
Duke Energy Corporation
3.75%, 04/15/24	200,000	209,163
3.15%, 08/15/27	550,000	547,150
3.95%, 08/15/47	30,000	30,964
Eaton Corporation
2.75%, 11/02/22	710,000	712,878
4.15%, 11/02/42	200,000	209,075
Ecolab, Inc.
4.35%, 12/08/21	82,000	87,361
5.50%, 12/08/41	24,000	30,156
3.95%, 12/01/47 144A	193,000	198,152

108	See Notes to Financial Statements.

	Par	Value
Education Realty Operating Partnership LP REIT
4.60%, 12/01/24	$325,000	$338,489
Eli Lilly & Co.
3.10%, 05/15/27	140,000	142,274
EMD Finance LLC
2.95%, 03/19/22 144A	475,000	477,493
Energy Transfer LP
4.65%, 06/01/21Δ	650,000	682,815
3.60%, 02/01/23	75,000	75,162
4.75%, 01/15/26	25,000	25,979
Entergy Louisiana LLC
5.40%, 11/01/24	1,200,000	1,371,391
Enterprise Products Operating LLC
5.70%, 02/15/42	60,000	72,817
(Variable, ICE LIBOR USD 3M + 3.71%), 5.08%, 08/01/66†	550,000	550,687
EOG Resources, Inc.
4.15%, 01/15/26	140,000	149,251
EQT Midstream Partners LP
4.13%, 12/01/26	1,800,000	1,795,789
ERP Operating LP REIT
4.63%, 12/15/21	150,000	160,754
Exelon Corporation
5.63%, 06/15/35	415,000	511,538
Expedia, Inc.
3.80%, 02/15/28 144A	375,000	363,117
Exxon Mobil Corporation
3.04%, 03/01/26	280,000	284,623
4.11%, 03/01/46	530,000	594,723
Fidelity National Information Services, Inc.
3.63%, 10/15/20	265,000	272,455
First Data Corporation
5.38%, 08/15/23 144A	70,000	73,038
FirstEnergy Corporation
4.25%, 03/15/23	490,000	512,355
3.90%, 07/15/27	1,430,000	1,468,092
7.38%, 11/15/31	770,000	1,040,964
Fiserv, Inc.
2.70%, 06/01/20	350,000	352,384
Florida Power & Light Co.
3.80%, 12/15/42	425,000	446,691
Ford Motor Credit Co. LLC
2.94%, 01/08/19	400,000	402,598
(Floating, ICE LIBOR USD 3M + 0.83%), 2.38%, 03/12/19†	200,000	201,042
2.46%, 03/27/20	800,000	797,861
3.16%, 08/04/20	225,000	227,889
5.75%, 02/01/21	200,000	217,291
3.34%, 03/18/21	250,000	254,101
5.88%, 08/02/21	1,675,000	1,840,823
Freeport-McMoRan, Inc.
6.88%, 02/15/23	10,000	10,950
5.45%, 03/15/43	122,000	122,458
General Electric Co.
8.50%, 04/06/18	2,000,000	101,776

	Par	Value
6.00%, 08/07/19	$301,000	$319,010
4.38%, 09/16/20	198,000	208,064
5.30%, 02/11/21	104,000	112,347
4.65%, 10/17/21Δ	140,000	150,808
3.15%, 09/07/22	230,000	233,788
5.88%, 01/14/38	72,000	93,289
6.88%, 01/10/39	400,000	577,506
4.50%, 03/11/44Δ	100,000	111,042
General Motors Co.
6.25%, 10/02/43	110,000	130,743
General Motors Financial Co., Inc.
3.25%, 05/15/18	280,000	281,078
3.50%, 07/10/19	625,000	634,653
(Floating, ICE LIBOR USD 3M + 1.27%), 2.97%, 10/04/19†	400,000	405,361
3.20%, 07/13/20	1,000,000	1,014,166
4.38%, 09/25/21	400,000	421,118
3.45%, 04/10/22	230,000	233,288
4.25%, 05/15/23	40,000	41,941
4.35%, 01/17/27	170,000	177,131
Gilead Sciences, Inc.
3.70%, 04/01/24	230,000	240,817
4.50%, 02/01/45	400,000	445,643
4.75%, 03/01/46	20,000	23,191
4.15%, 03/01/47	300,000	319,923
GlaxoSmithKline Capital, Inc.
5.65%, 05/15/18	380,000	385,249
Glencore Funding LLC
4.13%, 05/30/23 144A	375,000	388,407
4.63%, 04/29/24 144A	175,000	185,153
4.00%, 03/27/27 144A Δ	480,000	482,833
Goldman Sachs Capital II
(Variable, ICE LIBOR USD 3M + 0.77%), 4.00%, 02/09/18†	3,000	2,660
Goldman Sachs Group, Inc. 5.95%, 01/18/18	1,000,000	1,001,587
(Floating, ICE LIBOR USD 3M + 1.10%), 2.52%, 11/15/18†	3,800,000	3,824,008
5.38%, 03/15/20	200,000	212,132
6.00%, 06/15/20	540,000	584,191
5.25%, 07/27/21	560,000	607,220
3.85%, 07/08/24	150,000	155,720
4.25%, 10/21/25	620,000	648,626
3.50%, 11/16/26	550,000	553,787
6.75%, 10/01/37	110,000	147,519
6.25%, 02/01/41	750,000	1,012,786
5.15%, 05/22/45	330,000	383,578
4.75%, 10/21/45	530,000	608,589
Goodman US Finance Three LLC REIT
3.70%, 03/15/28 144A	1,000,000	994,398
Goodyear Tire & Rubber Co.
5.13%, 11/15/23	80,000	83,671
5.00%, 05/31/26	90,000	93,137
Halliburton Co.
3.80%, 11/15/25	745,000	775,533
4.85%, 11/15/35	30,000	33,757

See Notes to Financial Statements.	109

MEDIUM-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
5.00%, 11/15/45	$90,000	$103,760
Harris Corporation
5.05%, 04/27/45	110,000	129,881
Hartford Financial Services Group, Inc.
5.13%, 04/15/22	50,000	54,617
HCA, Inc.
7.69%, 06/15/25	250,000	284,375
5.50%, 06/15/47	50,000	50,000
HCP, Inc. REIT
2.63%, 02/01/20	300,000	301,210
Hewlett Packard Enterprise Co.
4.90%, 10/15/25	425,000	449,396
Hilton Worldwide Finance LLC
4.88%, 04/01/27	20,000	20,975
HSBC USA, Inc.
(Floating, ICE LIBOR USD 3M + 0.77%), 2.16%, 08/07/18†	1,700,000	1,705,651
Humana, Inc.
3.15%, 12/01/22	70,000	70,541
3.95%, 03/15/27	150,000	155,600
4.63%, 12/01/42	60,000	65,715
4.95%, 10/01/44	70,000	80,937
4.80%, 03/15/47	10,000	11,322
Intel Corporation
3.70%, 07/29/25	805,000	850,692
3.73%, 12/08/47 144A	76,000	79,135
International Lease Finance Corporation
7.13%, 09/01/18 144A	1,975,000	2,038,272
8.63%, 01/15/22	420,000	506,261
International Paper & Co.
3.00%, 02/15/27	900,000	874,318
John Deere Capital Corporation
2.25%, 04/17/19	160,000	160,222
1.70%, 01/15/20	80,000	79,244
Johnson & Johnson
2.45%, 03/01/26	190,000	185,488
3.63%, 03/03/37	720,000	762,229
JPMorgan Chase & Co.
(Floating, ICE LIBOR USD 3M + 0.55%), 1.92%, 04/25/18†	2,200,000	2,202,610
2.25%, 01/23/20	300,000	299,889
(Variable, ICE LIBOR USD 3M + 3.80%), 5.30%, 05/01/20†	550,000	571,780
4.40%, 07/22/20	980,000	1,029,898
2.55%, 03/01/21	300,000	300,291
2.40%, 06/07/21	1,100,000	1,094,631
4.35%, 08/15/21	70,000	74,280
2.97%, 01/15/23	475,000	479,313
3.88%, 09/10/24	860,000	897,878
2.95%, 10/01/26	700,000	688,357
4.25%, 10/01/27	90,000	95,848
(Variable, ICE LIBOR USD 3M + 1.36%), 3.88%, 07/24/38†	175,000	180,265
4.95%, 06/01/45	400,000	466,013
Kerr-McGee Corporation
6.95%, 07/01/24	290,000	342,303

	Par	Value
7.88%, 09/15/31	$280,000	$372,875
Kilroy Realty LP REIT
3.80%, 01/15/23	400,000	409,480
Kimberly-Clark Corporation
3.70%, 06/01/43	200,000	199,932
Kinder Morgan Energy Partners LP
9.00%, 02/01/19	700,000	747,516
3.95%, 09/01/22	520,000	537,194
4.15%, 02/01/24	50,000	51,923
4.25%, 09/01/24	100,000	103,713
Kinder Morgan, Inc.
3.05%, 12/01/19	575,000	580,294
5.63%, 11/15/23 144A	900,000	994,900
KKR Group Finance Co. II LLC
5.50%, 02/01/43 144A	30,000	34,936
Kraft Heinz Foods Co.
5.38%, 02/10/20	223,000	236,386
2.80%, 07/02/20	250,000	251,587
3.50%, 06/06/22Δ	160,000	163,889
3.95%, 07/15/25	110,000	113,795
3.00%, 06/01/26Δ	110,000	106,046
5.00%, 07/15/35	100,000	109,497
5.00%, 06/04/42	50,000	53,845
5.20%, 07/15/45	60,000	66,251
4.38%, 06/01/46	100,000	99,456
Kroger Co.
6.15%, 01/15/20	360,000	386,988
Lamb Weston Holdings, Inc.
4.63%, 11/01/24 144A	150,000	155,250
Lehman Escrow Bonds
0.00%, 01/18/12#	200,000	9,200
0.00%, 01/24/13#	2,300,000	105,800
0.00%, 07/19/17y ††† #	150,000	—
0.00%, 12/28/17y ††† #	3,340,000	—
0.00%, 11/29/49y ††† #	2,330,000	—
Life Storage LLP REIT 3.88%, 12/15/27	1,025,000	1,023,324
Lockheed Martin Corporation 3.10%, 01/15/23	1,040,000	1,057,918
3.55%, 01/15/26	310,000	322,444
4.50%, 05/15/36	50,000	56,242
Magnolia Finance X Ltd. 4.04%, 12/03/20y †††	370,925	490,788
2.48%, 12/06/20y †††	995,639	1,317,377
McDonald’s Corporation 3.70%, 01/30/26	240,000	250,598
3.50%, 03/01/27	500,000	515,196
Medtronic Global Holdings SCA 3.35%, 04/01/27Δ	750,000	770,447
Medtronic, Inc. 2.50%, 03/15/20	125,000	125,780
3.15%, 03/15/22	300,000	307,454
3.50%, 03/15/25	30,000	31,150
4.63%, 03/15/45	250,000	291,979
MetLife Capital Trust IV 7.88%, 12/15/37 144A	300,000	401,250

110	See Notes to Financial Statements.

	Par	Value
MetLife, Inc.
4.75%, 02/08/21	$270,000	$289,201
6.40%, 12/15/36	50,000	57,641
4.05%, 03/01/45	25,000	26,285
Microsoft Corporation
2.88%, 02/06/24	470,000	477,192
2.70%, 02/12/25	120,000	119,931
3.13%, 11/03/25	450,000	459,888
2.40%, 08/08/26	1,200,000	1,158,575
3.30%, 02/06/27	800,000	826,149
3.45%, 08/08/36	10,000	10,331
4.10%, 02/06/37	50,000	55,937
3.95%, 08/08/56	130,000	139,184
Moody’s Corporation
4.50%, 09/01/22	800,000	858,036
Morgan Stanley
6.63%, 04/01/18	700,000	707,713
(Variable, ICE LIBOR USD 3M + 3.81%), 5.55%, 07/15/20†	375,000	390,000
5.50%, 07/24/20	550,000	590,053
(Floating, ICE LIBOR USD 3M + 1.40%), 2.76%, 04/21/21†	100,000	102,769
(Floating, ICE LIBOR USD 3M + 1.40%), 2.76%, 10/24/23†	225,000	231,556
3.88%, 04/29/24	275,000	287,362
3.70%, 10/23/24	450,000	465,416
3.63%, 01/20/27	550,000	563,550
MPLX LP
4.88%, 12/01/24	230,000	248,271
4.88%, 06/01/25	240,000	257,603
MPT Operating Partnership LP REIT
5.00%, 10/15/27	270,000	275,737
National Retail Properties, Inc. REIT
3.60%, 12/15/26	250,000	248,365
Navient Corporation
5.88%, 03/25/21	300,000	310,875
NCL Corporation, Ltd.
4.75%, 12/15/21 144A	50,000	51,875
Netflix, Inc.
5.50%, 02/15/22	100,000	105,625
Newell Brands, Inc.
3.15%, 04/01/21	110,000	111,314
3.85%, 04/01/23	200,000	207,190
4.20%, 04/01/26Δ	150,000	156,821
Nissan Motor Acceptance Corporation
(Floating, ICE LIBOR USD 3M + 0.89%), 2.25%, 01/13/22 144A †	1,900,000	1,924,761
Noble Energy, Inc.
4.15%, 12/15/21	620,000	646,606
3.85%, 01/15/28Δ	230,000	231,171
4.95%, 08/15/47	110,000	118,185
Northrop Grumman Corporation
2.93%, 01/15/25	1,100,000	1,095,194
3.25%, 01/15/28	2,320,000	2,328,345
Northwestern Mutual Life Insurance Co.
6.06%, 03/30/40 144A	300,000	403,586

	Par	Value
3.85%, 09/30/47 144A	$250,000	$254,108
Oasis Petroleum, Inc.
6.88%, 03/15/22Δ	60,000	61,725
Occidental Petroleum Corporation
3.13%, 02/15/22	100,000	102,576
2.70%, 02/15/23	20,000	20,026
3.40%, 04/15/26	500,000	512,598
3.00%, 02/15/27	150,000	149,300
4.63%, 06/15/45	130,000	147,727
4.40%, 04/15/46	60,000	66,583
4.10%, 02/15/47Δ	210,000	223,802
Oracle Corporation
2.50%, 05/15/22	375,000	375,814
3.25%, 11/15/27	625,000	636,388
Pacific Gas & Electric Co.
8.25%, 10/15/18	130,000	136,044
6.05%, 03/01/34Δ	570,000	719,638
5.80%, 03/01/37Δ	210,000	262,550
Penske Truck Leasing Co. LP
3.05%, 01/09/20 144A	575,000	582,169
Phillips 66 Partners LP
3.55%, 10/01/26	175,000	173,770
Physicians Realty LP REIT
3.95%, 01/15/28	2,400,000	2,376,986
Pioneer Natural Resources Co.
3.45%, 01/15/21	275,000	280,733
3.95%, 07/15/22	75,000	78,249
Plains All American Pipeline LP
3.65%, 06/01/22	200,000	201,358
3.85%, 10/15/23	200,000	199,306
4.50%, 12/15/26	600,000	609,310
Priceline Group, Inc.
3.60%, 06/01/26	425,000	427,571
Principal Life Global Funding II
2.38%, 09/11/19 144A	2,900,000	2,905,996
Progress Energy, Inc.
7.75%, 03/01/31	350,000	490,997
Puget Sound Energy, Inc.
(Variable, ICE LIBOR USD 3M + 2.53%), 4.01%, 06/01/67†	275,000	271,136
Quicken Loans, Inc.
5.75%, 05/01/25 144A	110,000	114,401
Range Resources Corporation
5.00%, 03/15/23	130,000	130,000
4.88%, 05/15/25Δ	10,000	9,700
Raytheon Co.
3.13%, 10/15/20	200,000	204,677
Realty Income Corporation REIT
3.65%, 01/15/28	300,000	302,831
Regency Energy Partners LP
5.88%, 03/01/22	100,000	109,422
4.50%, 11/01/23	310,000	320,916
Reliance Standard Life Global Funding II
2.50%, 01/15/20 144A	475,000	475,162
Rensselaer Polytechnic Institute
5.60%, 09/01/20	675,000	722,525

See Notes to Financial Statements.	111

MEDIUM-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Reynolds Group Issuer, Inc.
5.13%, 07/15/23 144A	$160,000	$165,800
Rockwell Collins, Inc.
3.50%, 03/15/27	550,000	561,070
Roper Technologies, Inc.
2.05%, 10/01/18	375,000	375,029
3.00%, 12/15/20	250,000	253,148
3.80%, 12/15/26	400,000	413,265
Sabine Pass Liquefaction LLC
6.25%, 03/15/22	475,000	528,967
5.75%, 05/15/24	1,000,000	1,112,928
5.63%, 03/01/25	500,000	552,301
Sally Holdings LLC
5.63%, 12/01/25Δ	250,000	250,000
Santander Holdings USA, Inc.
2.70%, 05/24/19	700,000	701,751
4.50%, 07/17/25	60,000	62,681
Schlumberger Holdings Corporation
3.00%, 12/21/20 144A	250,000	253,412
4.00%, 12/21/25 144A	190,000	199,992
Select Income REIT
2.85%, 02/01/18	75,000	75,000
3.60%, 02/01/20	125,000	125,835
Sherwin-Williams Co.
2.25%, 05/15/20	350,000	349,028
2.75%, 06/01/22	125,000	124,643
3.13%, 06/01/24	75,000	75,520
3.45%, 06/01/27	800,000	814,389
Southern Co.
2.35%, 07/01/21	450,000	447,703
Southern Copper Corporation
5.25%, 11/08/42	960,000	1,076,236
Southern Natural Gas Co. LLC
8.00%, 03/01/32	400,000	543,565
Spectrum Brands, Inc.
5.75%, 07/15/25	110,000	116,325
Spirit Airlines Class A Pass-Through Trust Series 2015-1
4.10%, 04/01/28	1,345,265	1,400,421
Sprint Corporation
7.25%, 09/15/21	30,000	31,838
7.63%, 02/15/25Δ	300,000	315,000
State Street Corporation
4.96%, 03/15/18	480,000	482,770
Stryker Corporation
2.63%, 03/15/21	125,000	125,388
Sunoco Logistics Partners Operations LP
4.25%, 04/01/24	100,000	102,082
Symantec Corporation
5.00%, 04/15/25 144A	140,000	145,950
Synchrony Financial
2.60%, 01/15/19	300,000	300,638
3.00%, 08/15/19	375,000	377,749
2.70%, 02/03/20	200,000	200,597
Targa Resources Partners LP
4.25%, 11/15/23	750,000	744,375

	Par	Value
Taylor Morrison Communities, Inc.
5.63%, 03/01/24 144A	$150,000	$157,688
Teachers Insurance & Annuity Association of America
6.85%, 12/16/39 144A	46,000	65,118
4.90%, 09/15/44 144A	435,000	498,756
Tenet Healthcare Corporation
8.13%, 04/01/22	50,000	51,063
Thermo Fisher Scientific, Inc.
3.00%, 04/15/23	325,000	327,390
3.65%, 12/15/25	200,000	205,588
Time Warner, Inc.
6.10%, 07/15/40	140,000	170,190
TimeWarner Cable LLC
5.00%, 02/01/20	100,000	104,412
4.13%, 02/15/21	400,000	412,191
7.30%, 07/01/38	210,000	263,997
5.88%, 11/15/40	100,000	108,848
TimeWarner Entertainment Co. LP
8.38%, 07/15/33	390,000	537,909
TJX Cos, Inc.
2.25%, 09/15/26	40,000	37,582
Transcontinental Gas Pipe Line Co. LLC
7.85%, 02/01/26	350,000	448,045
United Airlines Class A Pass-Through Trust Series 2016-2
3.10%, 10/07/28Δ	800,000	788,400
United Airlines Class AA Pass-Through Trust Series 2016-2
2.88%, 10/07/28	800,000	787,320
United Parcel Service, Inc.
2.50%, 04/01/23	120,000	119,420
3.05%, 11/15/27	100,000	100,135
United Rentals North America, Inc.
5.50%, 07/15/25	140,000	148,925
4.88%, 01/15/28	40,000	40,300
United Technologies Corporation
4.50%, 06/01/42	120,000	133,309
UnitedHealth Group, Inc.
1.63%, 03/15/19	170,000	169,109
3.75%, 07/15/25	270,000	284,867
4.63%, 07/15/35	225,000	262,520
6.88%, 02/15/38	200,000	290,631
Univision Communications, Inc.
5.13%, 02/15/25 144A	150,000	146,438
VEREIT Operating Partnership LP
3.00%, 02/06/19	500,000	502,537
4.13%, 06/01/21Δ	200,000	207,779
4.88%, 06/01/26	75,000	79,506
Verizon Communications, Inc.
2.95%, 03/15/22	725,000	730,133
2.45%, 11/01/22Δ	500,000	490,665
5.15%, 09/15/23	1,400,000	1,559,644
4.15%, 03/15/24	750,000	789,885
3.50%, 11/01/24	350,000	356,796
3.38%, 02/15/25 144A	1,095,000	1,100,865

112	See Notes to Financial Statements.

	Par	Value
2.63%, 08/15/26	$985,000	$929,529
4.13%, 03/16/27	1,550,000	1,619,304
5.25%, 03/16/37	680,000	750,110
4.86%, 08/21/46	350,000	366,003
5.50%, 03/16/47	100,000	114,382
4.52%, 09/15/48	110,000	108,758
Visa, Inc.
3.15%, 12/14/25	600,000	614,005
4.30%, 12/14/45	360,000	410,691
VMware, Inc.
3.90%, 08/21/27	500,000	505,728
Voya Financial, Inc.
2.90%, 02/15/18	22,000	22,022
5.70%, 07/15/43	170,000	208,970
Wachovia Capital Trust III
(Variable, ICE LIBOR USD 3M + 0.93%), 5.57%, 02/09/18†	560,000	564,900
Walgreens Boots Alliance, Inc.
2.70%, 11/18/19	100,000	100,651
Waste Management, Inc.
3.50%, 05/15/24	140,000	145,153
7.38%, 05/15/29	140,000	185,592
Wells Fargo & Co.
2.60%, 07/22/20	800,000	805,223
4.60%, 04/01/21	70,000	74,423
3.45%, 02/13/23	200,000	203,952
(Floating, ICE LIBOR USD 3M + 1.23%), 2.61%, 10/31/23†	600,000	616,369
4.48%, 01/16/24	2,196,000	2,362,104
(Variable, ICE LIBOR USD 3M + 3.99%), 5.88%, 06/15/25† Δ	600,000	665,280
4.10%, 06/03/26	440,000	461,887
3.00%, 10/23/26	2,140,000	2,099,951
4.30%, 07/22/27	860,000	916,813
(Variable, ICE LIBOR USD 3M + 1.31%), 3.58%, 05/22/28†	600,000	612,403
5.38%, 11/02/43	190,000	226,759
4.65%, 11/04/44	70,000	76,516
4.90%, 11/17/45	370,000	419,763
4.40%, 06/14/46	70,000	74,008
4.75%, 12/07/46	260,000	291,303
Wells Fargo Capital X
5.95%, 12/15/36	140,000	159,600
Welltower, Inc. REIT
4.25%, 04/01/26	900,000	943,788
West Corporation
4.75%, 07/15/21 144AΔ	60,000	60,900
Western Gas Partners LP
3.95%, 06/01/25	225,000	225,334
Westlake Chemical Corporation
4.63%, 02/15/21	60,000	61,800
4.88%, 05/15/23	90,000	93,150
3.60%, 08/15/26	125,000	125,948
WestRock RKT Co.
3.50%, 03/01/20	150,000	152,686
4.00%, 03/01/23	30,000	31,122
Whiting Petroleum Corporation
6.25%, 04/01/23Δ	240,000	246,600

	Par	Value
Williams Cos., Inc.
7.50%, 01/15/31	$10,000	$12,275
7.75%, 06/15/31	25,000	30,938
8.75%, 03/15/32	181,000	239,825
Williams Partners LP
3.60%, 03/15/22	155,000	158,700
3.90%, 01/15/25	350,000	357,242
5.10%, 09/15/45	105,000	115,918
Wm.Wrigley Jr. Co.
2.40%, 10/21/18 144A	60,000	60,177
2.90%, 10/21/19 144A	230,000	232,197
WPX Energy, Inc.
6.00%, 01/15/22Δ	10,000	10,500
8.25%, 08/01/23	30,000	34,200
Zoetis, Inc.
3.00%, 09/12/27	350,000	342,606

Total Corporate Bonds (Cost $230,735,829)		237,493,857

FOREIGN BONDS — 10.8%
Argentina — 0.2%
Argentina POM Politica Monetaria
(Floating, Argentina Central Bank 7D Repo Rate + 0.00%), 28.75%, 06/21/20† (ZA)	1,110,000	63,402
Argentine Bonos del Tesoro 21.20%, 09/19/18(ZA)	230,000	12,048
18.20%, 10/03/21(ZA)	13,930,000	771,292
Argentine Republic Government International Bond
5.63%, 01/26/22Δ	1,250,000	1,321,875
7.13%, 07/06/36Δ	720,000	781,920
Provincia de Buenos Aires 6.50%, 02/15/23 144A	230,000	247,664
7.88%, 06/15/27 144A	180,000	200,217

		3,398,418

Australia — 0.3%
BHP Billiton Finance (USA), Ltd.
2.88%, 02/24/22	20,000	20,243
5.00%, 09/30/43	220,000	270,363
(Variable, USD Swap 5Y + 5.09%), 6.75%, 10/19/75 144A†	880,000	1,029,679
CNOOC Finance 2015 Australia Proprietary, Ltd.
2.63%, 05/05/20	1,300,000	1,297,490
Commonwealth Bank of Australia
5.00%, 10/15/19 144A	50,000	52,318
3.90%, 07/12/47 144A	390,000	399,737
FMG Resources August 2006 Proprietary, Ltd.
9.75%, 03/01/22 144A	180,000	199,620
Macquarie Bank, Ltd.
6.63%, 04/07/21 144A	71,000	78,415
Westpac Banking Corp of New Zealand
(Variable, USD ICE Swap Rate 5Y + 2.89%), 5.00%, 09/21/27†	300,000	299,575

See Notes to Financial Statements.	113

MEDIUM-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Westpac Banking Corporation
(Variable, USD ICE Swap Rate 5Y + 2.24%), 4.32%, 11/23/31†	$350,000	$361,274

		4,008,714

Belgium — 0.0%
KBC Bank NV
(Variable, USD Swap 5Y + 7.10%), 8.00%, 01/25/23†	200,000	201,207

Bermuda — 0.0%
XLIT, Ltd.
4.45%, 03/31/25	349,000	357,509

Brazil — 0.5%
Brazil Letras do Tesouro Nacional
0.00%, 10/01/19Ω (B)	168,400	445,806
Brazil Notas do Tesouro Nacional Serie F
10.00%, 01/01/21(B)	7,392,000	2,296,668
10.00%, 01/01/23(B)	7,128,000	2,177,078
10.00%, 01/01/27(B)	810,000	240,948
Brazilian Government International Bond
5.63%, 01/07/41	750,000	768,000
5.63%, 02/21/47Δ	600,000	614,400
Vale Overseas, Ltd.
6.88%, 11/21/36	591,000	726,930

		7,269,830

Canada — 0.3%
Alimentation Couche-Tard, Inc.
2.70%, 07/26/22 144A	275,000	272,763
3.55%, 07/26/27 144A	125,000	125,136
Bank of Montreal
(Variable, USD Swap 5Y + 1.43%), 3.80%, 12/15/32†Δ	450,000	445,446
Bank of Nova Scotia
1.88%, 04/26/21	1,600,000	1,569,611
Barrick Gold Corporation
5.25%, 04/01/42	560,000	647,962
Canadian Natural Resources, Ltd.
3.85%, 06/01/27	350,000	357,922
Enbridge, Inc.
3.50%, 06/10/24	150,000	151,888
Potash Corporation of Saskatchewan, Inc.
4.88%, 03/30/20	110,000	115,231
Transcanada Trust
(Variable, ICE LIBOR USD 3M + 3.21%), 5.30%, 03/15/77†	370,000	382,256
Valeant Pharmaceuticals International, Inc.
6.50%, 03/15/22 144A	50,000	52,625
7.00%, 03/15/24 144A	230,000	246,675
Yamana Gold, Inc.
4.63%, 12/15/27 144A	175,000	176,254

		4,543,769

	Par	Value
Chile — 0.1%
Latam Airlines Class A Pass-Through Trust Series 2015-1 A
4.20%, 11/15/27	$808,346	$819,461

China — 0.1%
China Evergrande Group
8.75%, 06/28/25	200,000	207,787
China Government Bond
3.31%, 11/30/25(Y)	1,000,000	144,381
Park Aerospace Holdings, Ltd.
5.25%, 08/15/22 144A	60,000	59,850
5.50%, 02/15/24 144A	100,000	99,500
Sinopec Group Overseas Development 2014, Ltd.
4.38%, 04/10/24 144A	750,000	796,848

		1,308,366

Colombia — 0.1%
Colombia Government International Bond
5.63%, 02/26/44	480,000	550,800
Ecopetrol SA
5.88%, 05/28/45	720,000	737,648

		1,288,448

Denmark — 0.0%
Realkredit Danmark A/S
1.00%, 04/01/18(D)	1,400,000	226,521
2.00%, 04/01/18(D)	1,400,000	227,055

		453,576

Dominican Republic — 0.0%
Dominican Republic International Bond
10.38%, 03/04/22(V)	800,000	17,865
14.50%, 02/10/23(V)	1,300,000	32,335
6.88%, 01/29/26 144A	180,000	205,931
11.38%, 07/06/29(V)	700,000	16,356

		272,487

Ecuador — 0.1%
Ecuador Government International Bond
9.63%, 06/02/27 144A	200,000	229,750
8.88%, 10/23/27 144AΔ	530,000	584,988

		814,738

Finland — 0.0%
Nokia OYJ
4.38%, 06/12/27	259,000	256,669

France — 0.3%
BNP Paribas SA
4.38%, 05/12/26 144A	275,000	288,061
Credit Agricole SA
(Variable, ICE LIBOR USD 3M + 6.98%), 8.38%, 10/13/19 144A †	510,000	558,450
4.13%, 01/10/27 144A	450,000	468,122

114	See Notes to Financial Statements.

	Par	Value
Danone SA
2.59%, 11/02/23 144A	$650,000	$634,736
2.95%, 11/02/26 144A	310,000	302,430
Unibail-Rodamco SE REIT
(Floating, ICE LIBOR USD 3M + 0.77%), 2.13%, 04/16/19†	1,600,000	1,609,307

		3,861,106

Germany — 0.9%
Deutsche Bank AG
2.50%, 02/13/19	100,000	99,987
2.85%, 05/10/19	1,600,000	1,605,860
4.25%, 10/14/21	500,000	520,636
(Variable, USD Swap 5Y + 2.55%), 4.88%, 12/01/32†Δ	475,000	473,337
KFW
1.13%, 08/06/18	1,800,000	1,794,172
1.50%, 09/09/19Δ	8,750,000	8,676,338

		13,170,330

India — 0.1%
Bharti Airtel, Ltd.
4.38%, 06/10/25 144A	530,000	540,136
Reliance Industries, Ltd.
3.67%, 11/30/27 144A Δ	250,000	247,838

		787,974

Indonesia — 0.3%
Indonesia Government International Bond
4.88%, 05/05/21	570,000	608,976
3.70%, 01/08/22 144A	200,000	205,753
5.38%, 10/17/23	200,000	223,213
4.75%, 01/08/26 144A	250,000	272,211
4.35%, 01/08/27 144AΔ	210,000	222,522
3.85%, 07/18/27 144A	500,000	513,772
3.50%, 01/11/28	450,000	449,582
5.13%, 01/15/45 144A	200,000	221,436
5.25%, 01/08/47 144A	200,000	226,492
4.35%, 01/11/48	500,000	508,516
Perusahaan Penerbit Sbsn Indonesia III
4.33%, 05/28/25 144A	200,000	210,000

		3,662,473

Ireland — 0.4%
AerCap Ireland Capital DAC
4.63%, 07/01/22	550,000	583,256
3.50%, 01/15/25	600,000	595,667
GE Capital International Funding Co.
2.34%, 11/15/20	1,723,000	1,715,765
3.37%, 11/15/25	597,000	607,815
4.42%, 11/15/35	229,000	248,304
Shire Acquisitions Investments Ireland DAC
1.90%, 09/23/19	500,000	495,682

	Par	Value
2.40%, 09/23/21	$1,000,000	$985,131

		5,231,620

Israel — 0.2%
Israel Government AID Bond
5.50%, 09/18/23	1,200,000	1,397,461
5.50%, 12/04/23	200,000	234,047
5.50%, 04/26/24	500,000	588,125

		2,219,633

Italy — 0.2%
Intesa Sanpaolo SpA
3.88%, 01/16/18	600,000	600,407
3.13%, 07/14/22 144A	580,000	576,421
5.02%, 06/26/24 144A	750,000	768,999
5.71%, 01/15/26 144A	200,000	211,037
3.88%, 07/14/27 144A	220,000	220,333
Wind Tre SpA
5.00%, 01/20/26 144AΔ	750,000	717,000

		3,094,197

Jamaica — 0.0%
Digicel, Ltd.
6.75%, 03/01/23 144A	300,000	296,073

Japan — 1.7%
Development Bank of Japan, Inc.
1.63%, 09/01/21 144A	1,300,000	1,248,625
Japan Finance Organization for Municipalities
2.13%, 10/25/23 144A	2,200,000	2,114,936
Japan Treasury Discount Bill
0.00%, 02/26/18Ω (J)	2,150,000,000	19,085,589
Mitsubishi UFJ Financial Group, Inc.
2.95%, 03/01/21	250,000	252,395
3.00%, 02/22/22	180,000	181,249
Mizuho Financial Group, Inc.
2.63%, 04/12/21 144A	500,000	498,822
Sumitomo Mitsui Financial Group, Inc.
2.06%, 07/14/21	260,000	254,933
4.44%, 04/02/24 144A	350,000	369,097

		24,005,646

Jersey — 0.0%
UBM PLC
5.75%, 11/03/20 144A	230,000	238,957

Jordan — 0.1%
Hashemite Kingdom of Jordan
Government AID Bond
2.50%, 10/30/20	1,200,000	1,215,973

Kuwait — 0.1%
Kuwait International Government Bond
3.50%, 03/20/27 144A	1,490,000	1,515,951

See Notes to Financial Statements.	115

MEDIUM-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Luxembourg — 0.0%
ArcelorMittal
6.75%, 02/25/22	$50,000	$55,875
7.50%, 10/15/39	70,000	89,950

		145,825

Mexico — 0.5%
America Movil SAB de CV
6.00%, 06/09/19(M)	3,030,000	150,049
5.00%, 03/30/20	240,000	253,215
Mexican Bonos
6.50%, 06/10/21(M)	1,415,500	69,603
6.50%, 06/09/22(M)	907,700	44,235
8.00%, 12/07/23(M)	881,700	45,611
10.00%, 12/05/24(M)	25,130,000	1,441,890
8.50%, 11/18/38(M)	31,478,500	1,717,810
7.75%, 11/13/42(M)	34,565,200	1,749,135
8.00%, 11/07/47(M)	22,200	1,153
Petroleos Mexicanos
5.50%, 02/04/19	50,000	51,798
6.38%, 02/04/21	11,000	11,985
5.13%, 03/15/23(E)	110,000	153,908
6.88%, 08/04/26	200,000	227,250
6.50%, 03/13/27 144A	470,000	514,297
6.63%, 06/15/35	19,000	20,370
5.50%, 06/27/44	170,000	156,818
6.38%, 01/23/45	500,000	503,925
6.75%, 09/21/47 144A	290,000	303,442

		7,416,494

Morocco & Antilles — 0.0%
OCP SA
4.50%, 10/22/25 144A	450,000	451,482

Netherlands — 0.8%
ABN AMRO Bank NV
4.75%, 07/28/25 144A	200,000	212,700
Alcoa Nederland Holding BV
7.00%, 09/30/26 144A	200,000	225,500
Altice Financing SA
6.63%, 02/15/23 144A	350,000	367,360
Cooperatieve Rabobank UA
(Variable, ICE LIBOR USD 3M + 10.87%), 11.00%, 06/30/19 144A†	487,000	546,049
4.63%, 12/01/23	400,000	429,338
4.38%, 08/04/25	670,000	708,399
Equate Petrochemical BV
4.25%, 11/03/26 144A	260,000	265,330
ING Bank NV
5.80%, 09/25/23 144A	340,000	382,030
(Variable, USD ICE Swap Rate 5Y + 2.70%), 4.13%, 11/21/23†	600,000	607,204
ING Groep NV
3.15%, 03/29/22	200,000	202,592
Majapahit Holding BV
7.75%, 01/20/20	240,000	263,112
Mylan NV
3.95%, 06/15/26	900,000	909,112

	Par	Value
Myriad International Holdings BV
4.85%, 07/06/27 144A	$420,000	$436,555
Petrobras Global Finance BV
6.13%, 01/17/22	150,000	159,562
6.25%, 03/17/24	380,000	404,130
5.30%, 01/27/25 144A	2,196,000	2,205,333
7.38%, 01/17/27	120,000	132,360
6.00%, 01/27/28 144A	705,000	707,644
6.85%, 06/05/15p	350,000	338,187
Shell International Finance BV
4.38%, 03/25/20	320,000	334,724
2.88%, 05/10/26	410,000	410,458
4.55%, 08/12/43	120,000	136,810
4.38%, 05/11/45	230,000	259,251
4.00%, 05/10/46	190,000	202,886
Stichting AK Rabobank Certificaten
6.50%, 03/29/181(E)	700,000	1,042,520

		11,889,146

Nigeria — 0.0%
Nigeria Government International Bond
6.50%, 11/28/27 144AΔ	200,000	209,056

Peru — 0.0%
Peruvian Government International Bond
5.63%, 11/18/50	330,000	424,215

Poland — 0.1%
Republic of Poland Government International Bond
4.00%, 01/22/24	1,180,000	1,260,464

Russia — 0.3%
Russian Federal Bond - OFZ
7.00%, 08/16/23(Q)	12,100,000	209,978
7.75%, 09/16/26(Q)	9,710,000	173,238
8.15%, 02/03/27(Q)	43,040,000	786,745
7.05%, 01/19/28(Q)	140,421,000	2,370,502

		3,540,463

Saudi Arabia — 0.1%
Saudi Government International Bond
4.63%, 10/04/47 144A	700,000	716,381

South Africa — 0.1%
Republic of South Africa Government Bond
8.00%, 01/31/30(S)	780,000	57,760
7.00%, 02/28/31(S)	2,020,000	136,237
8.25%, 03/31/32(S)	6,190,000	458,928
8.88%, 02/28/35(S)	720,000	54,907
6.25%, 03/31/36(S)	1,390,000	81,033
9.00%, 01/31/40Δ (S)	90,000	6,782
6.50%, 02/28/41(S)	390,000	22,278
8.75%, 01/31/44(S)	1,980,000	144,261

		962,186

South Korea — 0.1%
Export-Import Bank of Korea
5.00%, 04/11/22	900,000	970,663

116	See Notes to Financial Statements.

	Par	Value
Spain — 0.1%
Banco Santander SA
3.13%, 02/23/23	$400,000	$398,433
Telefonica Emisiones SA Unipersonal
5.88%, 07/15/19	70,000	73,618
5.46%, 02/16/21	900,000	974,243
5.21%, 03/08/47	150,000	170,904

		1,617,198

Supranational — 0.4%
Inter-American Development Bank
1.00%, 02/27/18	400,000	399,333
International Bank for Reconstruction & Development
1.63%, 09/04/20Δ	5,210,000	5,146,521

		5,545,854

Sweden — 0.1%
Nordea Bank AB
4.88%, 05/13/21 144A	640,000	679,415
Stadshypotek AB
1.88%, 10/02/19 144A	900,000	894,064

		1,573,479

Switzerland — 0.6%
Credit Suisse AG
6.50%, 08/08/23 144A	225,000	252,309
Credit Suisse Group AG
4.28%, 01/09/28 144A	1,800,000	1,878,786
Credit Suisse Group Funding Guernsey, Ltd.
3.45%, 04/16/21Δ	800,000	819,315
4.55%, 04/17/26	890,000	954,563
4.88%, 05/15/45	350,000	404,476
UBS Group Funding Switzerland AG
3.00%, 04/15/21 144A	1,500,000	1,511,705
2.65%, 02/01/22 144A Δ	300,000	296,888
(Floating, ICE LIBOR USD 3M + 1.53%), 2.91%, 02/01/22 144A†	200,000	206,454
3.49%, 05/23/23 144A	880,000	894,910
4.25%, 03/23/28 144A	1,160,000	1,224,618

		8,444,024

Turkey — 0.1%
Turkish Airlines Class A Pass-Through Trust Series 2015-1
4.20%, 03/15/27 144A	1,338,157	1,308,048

United Arab Emirates — 0.1%
Abu Dhabi Government International Bond
2.50%, 10/11/22 144A	610,000	598,880
3.13%, 10/11/27 144A	500,000	489,795
Shelf Drilling Holdings, Ltd.
9.50%, 11/02/20 144A	18,119	18,549

		1,107,224

United Kingdom — 1.4%
Anglo American Capital PLC
3.63%, 09/11/24 144AΔ	700,000	697,469

	Par	Value
Barclays Bank PLC
(Floating, ICE LIBOR USD 3M + 0.46%), 2.06%, 03/16/18†	$2,900,000	$2,902,991
Barclays PLC
(Variable, EUR Swap Rate 5Y + 5.88%), 6.50%, 09/15/19† (E)	800,000	1,028,127
(Floating, ICE LIBOR USD 3M + 2.11%), 3.52%, 08/10/21†	1,600,000	1,674,938
5.20%, 05/12/26	275,000	293,799
4.95%, 01/10/47Δ	200,000	222,828
BP Capital Markets PLC
3.56%, 11/01/21	30,000	31,199
3.22%, 11/28/23	370,000	378,257
3.81%, 02/10/24	330,000	347,200
3.51%, 03/17/25	390,000	403,810
3.12%, 05/04/26	570,000	576,728
Centrica PLC
4.25%, 09/12/44(U)	200,000	315,041
Ensco PLC
8.00%, 01/31/24Δ	89,000	89,668
GlaxoSmithKline Capital PLC
2.85%, 05/08/22	220,000	223,440
5.25%, 12/19/33(U)	100,000	186,692
Hammerson PLC REIT
3.50%, 10/27/25(U)	100,000	144,163
HSBC Bank PLC
4.75%, 01/19/21 144A	200,000	212,743
HSBC Holdings PLC
3.40%, 03/08/21	610,000	623,760
(Floating, ICE LIBOR USD 3M + 1.50%), 2.84%, 01/05/22†	400,000	413,776
(Variable, ICE LIBOR USD 3M + 1.06%), 3.26%, 03/13/23†	525,000	532,620
4.25%, 03/14/24	240,000	251,040
4.25%, 08/18/25	220,000	228,517
(Variable, ICE LIBOR USD 3M + 1.55%), 4.04%, 03/13/28†	700,000	730,339
6.50%, 05/02/36	275,000	359,950
6.50%, 09/15/37	1,000,000	1,319,120
Lloyds Bank PLC
(Variable, ICE LIBOR USD 3M + 11.76%), 12.00%, 12/16/24 144A †	1,200,000	1,615,835
Lloyds Banking Group PLC
4.50%, 11/04/24	240,000	252,199
(Variable, ICE LIBOR USD 3M + 1.21%), 3.57%, 11/07/28†	200,000	198,527
Nationwide Building Society
(Variable, USD ICE Swap Rate 5Y + 1.85%), 4.13%, 10/18/32 144A †	400,000	400,937
Reckitt Benckiser Group PLC
2.75%, 06/26/24 144A	600,000	587,516
3.00%, 06/26/27 144A	800,000	782,264
Royal Bank of Scotland Group PLC
6.13%, 12/15/22	180,000	197,507
(Variable, ICE LIBOR USD 3M + 1.48%), 3.50%, 05/15/23†	450,000	451,435
3.88%, 09/12/23	204,000	207,720

See Notes to Financial Statements.	117

MEDIUM-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
6.00%, 12/19/23	$110,000	$121,309
5.13%, 05/28/24	280,000	297,393
Severn Trent Utilities Finance PLC
6.25%, 06/07/29(U)	100,000	188,017
Standard Chartered PLC
5.70%, 03/26/44 144A	680,000	827,820

		20,316,694

Total Foreign Bonds (Cost $150,534,627)		152,192,021

FULLY FUNDED TOTAL RETURN SWAP — 0.0%
Receive return on Arab Republic of Egypt Government Bond, Maturing 03/06/18 (Payment at Maturity)
0.00%, 03/08/18 (Cost $240,608)	5,000,000	272,242

LOAN AGREEMENTS — 1.4%
Air Medical Group Holdings, Inc. 2016 New Term Loan
(Floating, ICE LIBOR USD 3M + 4.00%), 5.67%, 04/28/22†	467,631	467,972
American Airlines, Inc. 2017 Class B Term Loan
(Floating, ICE LIBOR USD 1M + 2.00%), 3.48%, 12/14/23†	346,500	346,852
American Airlines, Inc. 2017 Replacement Term Loan
(Floating, ICE LIBOR USD 1M + 2.00%), 3.55%, 06/27/20†	350,000	351,094
American Axle & Manufacturing, Inc. Tranche B Term Loan
(Floating, ICE LIBOR USD 3M + 2.25%), 3.62%, 04/06/24†	34,001	34,120
(Floating, ICE LIBOR USD 1M + 2.25%), 3.81%, 04/06/24†	32,830	32,945
American Builders & Contractors Supply Co., Inc. Additional Term B-1 Loan
(Floating, ICE LIBOR USD 1M + 2.50%), 4.07%, 10/31/23†	698,241	702,205
Avolon TLB Borrower 1 (US) LLC Initial Term B-2 Loan
(Floating, ICE LIBOR USD 1M + 2.25%), 3.75%, 03/21/22†	946,597	950,194
Beacon Roofing Supply, Inc. - Term B Loan
0.00%, 01/02/25† S	702,000	704,946
Berry Global, Inc. Term M Loan
(Floating, ICE LIBOR USD 1M + 2.25%), 3.68%, 10/01/22†	94,081	94,552
(Floating, ICE LIBOR USD 1M + 2.25%), 3.82%, 10/01/22†	145,919	146,648
Berry Global, Inc. Term N Loan 0.00%, 01/19/24† S	80,000	80,433
(Floating, ICE LIBOR USD 1M + 2.25%), 3.68%, 01/19/24†	382,112	384,182
BWay Holding Co. Initial Term Loan
(Floating, ICE LIBOR USD 3M + 3.25%), 4.60%, 04/03/24†	427,850	430,190

	Par	Value
Catalent Pharma Solutions, Inc. Dollar Term Loan
(Floating, ICE LIBOR USD 1M + 2.25%), 3.82%, 05/20/24†	$365,900	$367,845
CenturyLink, Inc. Initial Term B Loan
(Floating, ICE LIBOR USD 1M + 2.75%), 4.32%, 01/31/25†	485,500	469,288
Charter Communications Operating LLC Term B Loan 0.00%, 04/30/25† S	989,950	991,717
Dell International LLC Refinancing Term B Loan
(Floating, ICE LIBOR USD 1M + 2.00%), 3.57%, 09/07/23†	720,000	720,417
Delos Finance S.a.r.l. New Loan
(Floating, ICE LIBOR USD 3M + 2.00%), 3.69%, 10/06/23†	700,000	706,500
Energy Future Intermediate Holding Co. LLC Term Loan
(Floating, ICE LIBOR USD 1M + 3.00%), 4.50%, 06/30/18†	25,000	25,087
(Floating, ICE LIBOR USD 1M + 3.00%), 4.57%, 06/30/18†	675,000	677,362
First Data Corporation 2024A New Dollar Term Loan
(Floating, ICE LIBOR USD 1M + 2.25%), 3.80%, 04/26/24†	911,932	913,560
Flying Fortress Holdings LLC New Loan
(Floating, ICE LIBOR USD 3M + 2.00%), 3.69%, 10/30/22†	410,000	412,819
Four Seasons Holdings, Inc. Term Loan 2013
(Floating, ICE LIBOR USD 1M + 2.50%), 4.07%, 11/30/23†	405,900	408,775
HCA, Inc. Tranche B-8 Term Loan
0.00%, 02/15/24† S	115,000	115,862
Hilton Worldwide Finance LLC Series B-2 Term Loan
(Floating, ICE LIBOR USD 1M + 2.00%), 3.55%, 10/25/23†	698,241	702,473
Jaguar Holding Co. I LLC 2017 Term Loan
(Floating, ICE LIBOR USD 1M + 2.75%), 4.32%, 08/18/22†	331,295	332,310
(Floating, ICE LIBOR USD 3M + 2.75%), 4.44%, 08/18/22†	366,915	368,038
Michaels Stores, Inc. 2016 New Replacement Term B-1 Loan
(Floating, ICE LIBOR USD 1M + 2.75%), 4.21%, 01/30/23†	255,540	255,966
(Floating, ICE LIBOR USD 1M + 2.75%), 4.25%, 01/30/23†	44,059	44,132
(Floating, ICE LIBOR USD 1M + 2.75%), 4.32%, 01/30/23†	686,688	687,832
MPH Acquisition Holdings LLC Initial Term Loan
(Floating, ICE LIBOR USD 3M + 3.00%), 4.69%, 06/07/23†	678,781	680,955

118	See Notes to Financial Statements.

	Par	Value
Numericable U.S. LLC USD TLB Term Loan
(Floating, ICE LIBOR USD 3M + 3.00%), 4.35%, 01/31/26†	$516,000	$499,015
ON Semiconductor Corporation 2017 New Replacement Term B-2 Loan
0.00%, 03/31/23† S	112,000	112,647
PetSmart, Inc. Tranche B-2 Loan
(Floating, ICE LIBOR USD 1M + 3.00%), 4.57%, 03/11/22†	987,342	795,736
Post Holdings, Inc. Series A Incremental Term Loan
(Floating, ICE LIBOR USD 1M + 2.25%), 3.82%, 05/24/24†	129,350	129,943
Prime Security Services Borrower LLC 2016-2 Refinancing Term B-1 Loan
(Floating, ICE LIBOR USD 1M + 2.75%), 4.32%, 05/02/22†	696,203	701,985
Realogy Group LLC Initial Term B Loan
(Floating, ICE LIBOR USD 1M + 2.25%), 3.82%, 07/20/22†	133,947	134,721
Reynolds Group Holdings, Inc. Incremental U.S. Term Loan
(Floating, ICE LIBOR USD 1M + 2.75%), 4.32%, 02/05/23†	209,471	210,733
RPI Finance Trust - Initial Term Loan B-6
(Floating, ICE LIBOR USD 3M + 2.00%), 3.69%, 03/27/23†	690,271	693,846
Sinclair Television Group, Inc. Term Loan B
0.00%, 12/12/24† S	410,000	410,125
Sprint Communications, Inc. Initial Term Loan
(Floating, ICE LIBOR USD 1M + 2.50%), 4.13%, 02/02/24†	459,842	460,177
Staples, Inc. - Closing Date Term Loan
(Floating, ICE LIBOR USD 2M + 4.00%), 5.49%, 09/12/24†	241,800	237,055
Trans Union LLC 2017 Replacement Term B-3 Loan
(Floating, ICE LIBOR USD 1M + 2.00%), 3.57%, 04/10/23†	473,130	475,585
Unitymedia Finance LLC Facility D Loan
0.00%, 01/15/26† S	250,000	250,513
Univision Communications, Inc. 2017 Replacement Repriced First-Lien Term Loan
(Floating, ICE LIBOR USD 1M + 2.75%), 4.32%, 03/15/24†	986,632	984,844
UPC Financing Partnership Facility AR
(Floating, ICE LIBOR USD 1M + 2.50%), 3.98%, 01/15/26†	560,000	560,468

Total Loan Agreements (Cost $20,521,406)		20,264,664

	Par	Value
MORTGAGE-BACKED SECURITIES — 31.6%
280 Park Avenue Mortgage Trust Series 2017-A
(Floating, LIBOR USD 1M + 0.88%), 2.36%, 09/15/34 144A †	$1,200,000	$1,204,111
Aggregator of Loans Backed by Assets PLC Series 2015-1 A
(Floating, ICE LIBOR GBP 1M + 1.25%), 1.75%, 04/24/49† (U)	749,744	1,020,067
ALBA PLC Series 2007-1 A3
(Floating, ICE LIBOR GBP 3M + 0.17%), 0.68%, 03/17/39† (U)	825,880	1,075,131
Alternative Loan Trust Series 2006-OA11 A1B
(Floating, ICE LIBOR USD 1M + 0.19%), 1.74%, 09/25/46†	503,281	450,853
American Home Mortgage Assets Trust Series 2006-5 A1
(Floating, Federal Reserve U.S. 12 1Y CMT + 0.92%), 1.98%, 11/25/46†	847,591	488,821
American Home Mortgage Investment Trust Series 2005-2 4A1
(Floating, ICE LIBOR USD 6M + 1.50%), 3.15%, 09/25/45†	664,640	668,285
Banc of America Funding Trust Series 2005-D A1
3.41%, 05/25/35† g	803,867	842,802
Banc of America Mortgage Trust Series 2004-F 1A1
3.77%, 07/25/34† g	61,484	62,988
Bank Series 2017-BNK7 A5
3.44%, 09/15/60	460,000	471,959
Bank Series 2017-BNK9 XA
0.83%, 11/15/54† g IO	10,030,000	637,462
BBCCRE Trust Series 2015-GTP A 3.97%, 08/10/33 144A	1,600,000	1,631,115
BBCCRE Trust Series 2015-GTP D
4.56%, 08/10/33 144A † g	490,000	461,076
BBCCRE Trust Series 2015-GTP E
4.56%, 08/10/33 144A † g	1,210,000	1,034,227
BBCMS Trust Series 2015-RRI A
(Floating, LIBOR USD 1M + 1.25%), 2.73%, 05/15/32 144A †	1,617,128	1,619,727
BBCMS Trust Series 2015-STP A
3.32%, 09/10/28 144A	1,586,698	1,613,872
Bear Stearns Adjustable Rate
Mortgage Trust Series 2002-11 1A1
3.31%, 02/25/33† g	9,474	9,528
Bear Stearns Adjustable Rate
Mortgage Trust Series 2004-2 24A
2.36%, 05/25/34	19,789	18,600

See Notes to Financial Statements.	119

MEDIUM-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Bear Stearns Adjustable Rate Mortgage Trust Series 2005-2 A1
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.45%), 3.26%, 03/25/35†	$265,847	$269,351
Bear Stearns ALT-A Trust Series 2005-4 23A2
3.52%, 05/25/35† g	223,782	227,581
Bear Stearns Structured Products, Inc. Trust Series 2007-R6 1A1
4.01%, 01/26/36† g	629,430	558,346
Berica 8 Residential MBS S.r.l. Series 8A
(Floating, Euribor 6M + 0.20%), 0.00%, 03/31/48† (E)	65,673	78,816
Berica ABS S.r.l. Series 2011-1 A1
(Floating, Euribor 3M + 0.30%), 0.00%, 12/31/55† (E)	313,811	376,733
BX Trust Series 2017-SLCT IMC F
(Floating, LIBOR USD 1M + 4.25%), 5.73%, 10/15/32 144A †	1,000,000	1,005,805
CD 2017-CD5 Mortgage Trust A4 3.43%, 08/15/50	440,000	452,687
CD Commercial Mortgage Trust Series 2016-CD2 A4
3.53%, 11/10/49	380,000	393,407
Chevy Chase Funding LLC Mortgage-Backed Certificates Series 2004-4A A1
(Floating, LIBOR USD 1M + 0.46%), 1.78%, 10/25/35 144A †	183,199	178,388
Chicago Skyscraper Trust Series 2017-SKY B
(Floating, LIBOR USD 1M + 1.10%), 2.58%, 02/15/30 144A †	420,000	420,944
Chicago Skyscraper Trust Series 2017-SKY C
(Floating, LIBOR USD 1M + 1.25%), 2.73%, 02/15/30 144A †	440,000	441,544
CHL Mortgage Pass-Through Trust Series 2003-58 2A2
3.68%, 02/19/34† g	343,162	346,933
CHL Mortgage Pass-Through Trust Series 2004-HYB5 2A1
3.48%, 04/20/35† g	611,871	609,770
CHT Mortgage Trust Series 2017-COSMO A
(Floating, LIBOR USD 1M + 0.93%), 2.31%, 11/15/36 144A †	540,000	541,089
Citigroup Commercial Mortgage Trust Series 2008-C7 A1A
6.11%, 12/10/49† g	43,769	43,746
Citigroup Commercial Mortgage Trust Series 2014-GC21 XA
1.24%, 05/10/47† g IO	1,193,757	71,489

	Par	Value
Citigroup Commercial Mortgage Trust Series 2015-GC27 A5
3.14%, 02/10/48	$650,000	$656,411
Citigroup Commercial Mortgage Trust Series 2015-GC29 D
3.11%, 04/10/48 144A	420,000	318,608
Citigroup Commercial Mortgage Trust Series 2017-C4 A4
3.47%, 10/12/50	1,150,000	1,182,724
Cold Storage Trust Series 2017-ICE3 B
(Floating, LIBOR USD 1M + 1.25%), 2.73%, 04/15/36 144A †	460,000	461,703
COMM Mortgage Trust Series 2013-CR12 AM
4.30%, 10/10/46	50,000	53,186
COMM Mortgage Trust Series 2013-CR12 B
4.76%, 10/10/46	40,000	42,256
COMM Mortgage Trust Series 2013-CR12 C
5.08%, 10/10/46† g	20,000	20,659
COMM Mortgage Trust Series 2013-CR13 XA
0.91%, 11/12/46† g IO	1,076,519	35,765
COMM Mortgage Trust Series 2013-CR6 B
3.40%, 03/10/46 144A	390,000	388,369
COMM Mortgage Trust Series 2014-277P A
3.61%, 08/10/49 144A† g	160,000	166,342
COMM Mortgage Trust Series 2014-CR19 C
4.72%, 08/10/47† g	218,000	221,792
COMM Mortgage Trust Series 2015-DC1 B
4.04%, 02/10/48	100,000	100,221
COMM Mortgage Trust Series 2015-DC1 C
4.35%, 02/10/48† g	80,000	77,732
COMM Mortgage Trust Series 2015-LC19 B
3.83%, 02/10/48	100,000	101,145
COMM Mortgage Trust Series 2015-LC19 C
4.26%, 02/10/48† g	190,000	193,953
Credit Suisse First Boston Mortgage Securities Corporation Series 2003-19 1A2
5.25%, 07/25/33 IO	164	—
Credit Suisse First Boston Mortgage Securities Corporation Series 2003-AR18 2X
0.00%, 07/25/33 IO	27,042	—
Credit Suisse First Boston Mortgage Securities Corporation Series 2003-AR20 2X
0.00%, 08/25/33† g IO	24,830	—

120	See Notes to Financial Statements.

	Par	Value
CSAIL Commercial Mortgage Trust
Series 2015-C1 B 4.04%, 04/15/50	$60,000	$61,265
CSMC Series 2017-TIME A
3.65%, 11/13/39 144A	530,000	544,604
DBJPM Mortgage Trust Series 2017-C6 A5
3.33%, 06/10/50	130,000	132,714
DBUBS Mortgage Trust Series 2017-BRBK A
3.45%, 10/10/34 144A	1,150,000	1,177,223
Fannie Mae Connecticut Avenue Securities Series 2016-C04
(Floating, ICE LIBOR USD 1M + 4.25%), 5.80%, 01/25/29†	200,000	226,826
Federal Home Loan Mortgage Corporation
4.50%, 09/01/18	336	341
8.00%, 08/01/24	997	1,072
4.00%, 10/01/25	195,152	202,894
5.50%, 02/01/27	33,457	36,575
4.50%, 10/01/29	2,577	2,742
7.50%, 11/01/29	3,815	4,417
7.50%, 12/01/29	3,970	4,546
7.50%, 02/01/31	4,461	4,646
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.23%), 3.36%, 07/01/31†	3,109	3,200
7.50%, 11/01/31	8,260	8,282
(Floating, ICE LIBOR USD 1Y + 1.98%), 3.73%, 04/01/32†	1,556	1,626
3.50%, 08/01/33	823,229	856,798
5.00%, 08/01/33	4,985	5,398
5.00%, 09/01/33	969	1,049
5.00%, 10/01/33	2,989	3,235
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.36%), 3.23%, 03/01/34†	1,485	1,574
5.00%, 12/01/34	83,441	90,279
5.50%, 05/01/35	253,407	281,296
5.00%, 07/01/35	4,451	4,831
5.00%, 11/01/35	119,511	129,312
5.50%, 11/01/35	26,500	29,187
5.00%, 12/01/35	12,271	13,441
5.50%, 01/01/36	17,449	19,172
6.00%, 02/01/36	200,541	224,145
5.00%, 02/01/37	11,800	12,812
5.50%, 07/01/37	34,440	38,167
5.50%, 04/01/38	8,418	9,306
7.00%, 02/01/39	112,301	132,210
7.00%, 03/01/39	20,628	23,092
5.50%, 04/01/39	218,628	241,255
4.50%, 06/01/39	102,552	109,426
6.50%, 09/01/39	39,764	44,613
5.50%, 08/01/40	183,010	202,383
4.00%, 02/01/41	71,330	74,915
5.00%, 06/01/41	3,328	3,628
3.50%, 10/01/42	132,000	136,037

	Par	Value
4.00%, 10/01/42	$59,347	$62,612
3.50%, 11/01/42	282,834	291,523
3.50%, 12/01/42	70,362	72,514
3.50%, 01/01/43	442,899	456,526
3.50%, 02/01/43	300,314	309,481
3.50%, 03/01/43	734,661	757,131
3.50%, 04/01/43	633,168	653,593
4.00%, 04/01/43	142,735	150,642
3.50%, 05/01/43	488,121	504,501
4.00%, 05/01/43	64,626	68,867
4.00%, 06/01/43	70,666	75,303
4.00%, 07/01/43	254,877	271,111
4.00%, 08/01/43	148,530	156,699
4.50%, 12/01/43	935,378	1,006,718
3.50%, 02/01/44	72,791	75,017
4.50%, 02/01/44	748,154	805,437
4.50%, 03/01/44	226,627	243,830
3.50%, 03/01/45	787,115	811,223
3.50%, 06/01/45	450,976	466,174
3.50%, 10/01/45	357,443	369,489
4.00%, 12/01/45	593,070	620,486
3.50%, 03/01/46	1,660,891	1,716,866
3.50%, 05/01/46	337,673	348,345
4.00%, 09/01/46	1,795,303	1,878,492
4.50%, 01/01/47	1,175,182	1,249,743
3.00%, 01/18/47 TBA	1,400,000	1,399,890
3.50%, 01/18/47 TBA	5,100,000	5,237,728
4.00%, 01/18/47 TBA	8,300,000	8,679,982
3.50%, 02/18/47 TBA	2,000,000	2,050,652
4.00%, 06/01/47	999,999	1,046,284
4.00%, 07/01/47	855,877	896,025
4.00%, 08/01/47	194,463	204,992
4.00%, 12/01/47	1,496,261	1,567,379
Federal Home Loan Mortgage Corporation Reference REMIC Series R007
6.00%, 05/15/36	206,446	229,546
Federal Home Loan Mortgage Corporation REMIC Series 3325
(Floating, LIBOR USD 1M + 0.50%), 1.98%, 06/15/37†	142,952	143,688
Federal Home Loan Mortgage Corporation REMIC Series 3621
(Floating, LIBOR USD 1M + 6.23%), 4.75%, 01/15/40†IO	284,950	44,837
Federal Home Loan Mortgage Corporation REMIC Series 3947
(Floating, LIBOR USD 1M + 5.95%), 4.47%, 10/15/41† IO	182,424	27,839
Federal Home Loan Mortgage Corporation REMIC Series 3973
(Floating, LIBOR USD 1M + 6.49%), 5.01%, 12/15/41† IO	340,571	65,520
Federal Home Loan Mortgage Corporation REMIC Series 4092
3.00%, 09/15/31 IO	424,480	47,047

See Notes to Financial Statements.	121

MEDIUM-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Federal Home Loan Mortgage Corporation REMIC Series 4099
(Floating, LIBOR USD 1M + 6.00%), 4.52%, 08/15/42† IO	$267,665	$51,616
Federal Home Loan Mortgage Corporation REMIC Series 4194
3.50%, 04/15/43 IO	1,001,415	157,602
Federal Home Loan Mortgage Corporation REMIC Series 4210
3.00%, 05/15/43	337,026	314,974
Federal Home Loan Mortgage Corporation REMIC Series 4239
3.50%, 06/15/27 IO	400,995	40,544
Federal Home Loan Mortgage Corporation REMIC Series 4298
4.00%, 04/15/43 IO	335,031	42,201
Federal Home Loan Mortgage Corporation REMIC Series 4310
(Floating, LIBOR USD 1M + 5.95%), 4.47%, 02/15/44† IO	134,841	22,446
Federal Home Loan Mortgage Corporation REMIC Series 4335
(Floating, LIBOR USD 1M + 6.00%), 4.52%, 05/15/44† IO	138,945	25,436
Federal Home Loan Mortgage Corporation REMIC Series 4415
1.94%, 04/15/41† g IO	257,145	11,906
Federal Home Loan Mortgage Corporation REMIC Series 4638
(Floating, LIBOR USD 1M + 0.44%), 1.68%, 07/15/40†	601,692	600,877
Federal Home Loan Mortgage Corporation STRIP Series 353
(Floating, LIBOR USD 1M + 6.00%), 4.52%, 12/15/46† IO	460,317	92,605
Federal National Mortgage Association 9.50%, 05/01/22	143	146
(Floating, COF 11th District San Francisco + 1.25%), 1.96%, 07/01/22†	2,075	2,061
5.50%, 09/01/23	33,777	35,332
5.50%, 10/01/23	7,607	7,966
9.50%, 07/01/24	229	239
2.81%, 04/01/25	50,000	50,424
5.50%, 05/01/25	44,438	45,354
(Floating, COF 11th District San Francisco + 1.25%), 1.98%, 07/01/27†	10,211	10,105
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.13%), 3.10%, 08/01/27†	16,531	17,244
(Floating, COF 11th District San Francisco + 1.25%), 1.98%, 11/01/27† CONV	11,248	11,160
2.84%, 01/01/28	820,000	816,952
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.64%), 3.76%, 02/01/30†	76,058	77,612
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.38%), 3.51%, 06/01/30† CONV	12,719	12,944

	Par	Value
8.00%, 10/01/30	$11,786	$13,960
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.51%), 3.76%, 12/01/30† CONV	4,032	4,097
(Floating, COF 11th District San Francisco + 1.25%), 1.98%, 01/01/31†	5,419	5,348
4.50%, 04/01/31	57,899	61,819
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.20%), 3.20%, 05/01/31†	4,394	4,411
4.50%, 05/01/31	210,085	224,357
4.50%, 06/01/31	62,767	67,031
4.50%, 11/01/31	93,120	99,449
6.00%, 11/01/31	2,042	2,310
4.50%, 12/01/31	144,977	154,825
6.00%, 01/01/32	56,983	63,717
3.00%, 01/18/32 TBA	9,000,000	9,167,697
6.00%, 03/01/32	6,810	7,616
6.00%, 04/01/32	122,888	137,508
(Floating, COF 11th District San Francisco + 1.25%), 1.98%, 06/01/32†	7,094	6,996
(Floating, COF 11th District San Francisco + 1.25%), 1.96%, 08/01/32†	7,225	7,126
6.00%, 08/01/32	965	1,079
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.13%), 3.00%, 02/01/33†	954	972
5.50%, 04/01/33	22,510	25,490
(Floating, COF 11th District San Francisco + 1.25%), 1.96%, 05/01/33†	19,470	19,239
6.00%, 05/01/33	430	481
5.00%, 07/01/33	26,665	28,972
5.00%, 08/01/33	2,405	2,627
5.00%, 09/01/33	32,604	35,440
5.50%, 09/01/33	1,255	1,393
5.50%, 12/01/33	5,420	6,015
6.00%, 12/01/33	212	237
5.50%, 02/01/34	1,570	1,742
5.50%, 04/01/34	310	346
3.50%, 05/01/34	182,267	189,878
5.50%, 08/01/34	2,473	2,762
5.50%, 10/01/34	116	129
6.00%, 10/01/34	27,871	31,155
(Floating, ICE LIBOR USD 1Y + 1.60%), 3.23%, 12/01/34†	35,006	36,990
5.50%, 12/01/34	9,923	11,006
6.00%, 05/01/35	510,548	578,403
5.50%, 07/01/35	151	167
6.00%, 07/01/35	134,804	153,006
5.50%, 08/01/35	226	251
5.50%, 09/01/35	62,824	68,841
5.00%, 10/01/35	90,372	98,217
6.00%, 10/01/35	25,543	28,801
(Floating, COF 11th District San Francisco + 1.25%), 1.98%, 11/01/35†	3,884	3,887

122	See Notes to Financial Statements.

	Par	Value
(Floating, Federal Reserve U.S. 12 1Y CMT + 1.96%), 2.97%, 11/01/35†	$45,794	$47,992
6.00%, 11/01/35	367,712	413,409
5.50%, 12/01/35	1,025	1,142
6.00%, 12/01/35	4,506	5,078
6.00%, 02/01/36	1,915	2,173
6.00%, 03/01/36	888	992
5.50%, 04/01/36	6,484	6,760
6.00%, 04/01/36	3,732	4,227
(Floating, COF 11th District San Francisco + 1.25%), 3.94%, 05/01/36†	43,942	46,482
5.50%, 11/01/36	74,828	82,860
6.00%, 01/01/37	213,430	239,106
5.50%, 02/01/37	120	133
6.00%, 02/01/37	302,083	343,097
5.50%, 03/01/37	4,589	5,087
6.00%, 03/01/37	17,277	19,573
5.50%, 04/01/37	180	197
5.50%, 06/01/37	54	59
6.00%, 07/01/37	619,534	699,316
5.50%, 08/01/37	218,260	242,185
6.00%, 08/01/37	50,228	56,624
6.00%, 09/01/37	97,925	110,556
6.50%, 10/01/37	53,317	59,149
7.00%, 10/01/37	3,566	3,917
7.00%, 11/01/37	5,139	5,612
(Floating, COF 11th District San Francisco + 1.25%), 1.98%, 12/01/37†	26,265	25,880
6.00%, 12/01/37	193,334	216,727
7.00%, 12/01/37	3,411	3,847
(Floating, COF 11th District San Francisco + 1.25%), 1.98%, 01/01/38†	16,880	16,721
6.00%, 01/01/38	168,110	189,866
5.50%, 02/01/38	2,582	2,860
7.00%, 02/01/38	3,527	3,846
4.50%, 03/01/38	5,078	5,409
5.50%, 03/01/38	335	371
6.00%, 03/01/38	787	879
4.50%, 04/01/38	82,700	88,095
5.00%, 04/01/38	89,276	96,161
5.50%, 05/01/38	114	125
6.00%, 05/01/38	19,760	22,289
5.00%, 06/01/38	97,897	105,429
5.50%, 06/01/38	368	403
5.50%, 07/01/38	52,068	57,694
5.50%, 08/01/38	54,593	60,466
7.00%, 08/01/38	673	742
5.50%, 09/01/38	227	250
6.00%, 11/01/38	24,855	28,044
7.00%, 11/01/38	18,114	20,813
5.50%, 12/01/38	109	120
6.00%, 12/01/38	28,965	32,701
7.00%, 02/01/39	9,122	10,376
7.00%, 03/01/39	79,867	90,030
6.00%, 09/01/39	17,020	19,170

	Par	Value
6.00%, 12/01/39	$316,314	$357,028
(Floating, Federal Reserve U.S. 12 1Y CMT + 1.40%), 2.40%, 06/01/40†	35,556	36,624
(Floating, Federal Reserve U.S. 12 1Y CMT + 1.40%), 2.40%, 10/01/40†	114,095	115,388
(Floating, COF 11th District San Francisco + 1.25%), 1.98%, 11/01/40†	14,453	14,272
4.50%, 04/01/41	108,110	115,929
6.00%, 05/01/41	624,957	707,809
4.50%, 08/01/41	72,992	78,003
4.50%, 11/01/41	339,306	363,659
4.00%, 06/01/42	61,413	64,528
3.50%, 09/01/42	61,511	63,417
2.50%, 10/01/42	432,824	419,857
4.00%, 10/01/42	245,456	258,805
2.50%, 11/01/42	24,796	24,051
4.00%, 11/01/42	2,011,701	2,129,742
2.50%, 12/01/42	19,030	18,458
3.00%, 12/01/42	19,296	19,483
4.00%, 12/01/42	138,432	145,453
2.50%, 01/01/43	17,793	17,258
3.00%, 01/01/43	356,141	357,651
3.50%, 01/01/43	1,890,633	1,946,984
2.50%, 02/01/43	20,313	19,703
2.50%, 03/01/43	1,555,740	1,509,008
3.00%, 03/01/43	220,013	222,139
2.50%, 04/01/43	1,298,475	1,259,260
3.00%, 04/01/43	330,345	333,546
3.50%, 04/01/43	93,787	96,769
4.00%, 04/01/43	60,846	64,533
2.50%, 05/01/43	30,444	29,530
3.00%, 05/01/43	213,359	215,427
2.50%, 06/01/43	29,708	28,815
3.00%, 06/01/43	64,122	64,744
4.00%, 06/01/43	597,348	632,141
3.00%, 07/01/43	570,658	576,196
3.50%, 07/01/43	1,026,731	1,058,103
4.00%, 07/01/43	604,334	638,915
2.50%, 08/01/43	861,868	834,902
3.50%, 08/01/43	177,871	183,398
4.00%, 08/01/43	211,250	222,865
4.50%, 09/01/43	615,895	658,656
2.50%, 10/01/43	40,042	38,760
4.50%, 10/01/43	208,369	223,165
4.50%, 11/01/43	144,471	154,780
4.50%, 12/01/43	209,088	223,949
4.50%, 01/01/44	132,772	142,215
4.50%, 02/01/44	861,163	917,724
4.50%, 07/01/44	121,513	131,456
4.50%, 10/01/44	524,175	565,906
4.00%, 01/01/45	200,483	212,053
4.50%, 02/01/45	1,208,082	1,313,957
4.50%, 04/01/45	730,087	793,409
4.50%, 05/01/45	81,940	88,515
3.50%, 06/01/45	743,057	763,552

See Notes to Financial Statements.	123

MEDIUM-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
3.00%, 11/01/45	$1,598,455	$1,599,878
3.50%, 12/01/45	2,142,868	2,203,137
3.50%, 01/01/46	512,532	529,279
3.50%, 05/01/46	525,527	542,495
3.00%, 11/01/46	3,212,979	3,219,344
5.00%, 11/01/46	1,330,999	1,441,456
3.00%, 01/18/47 TBA	6,670,000	6,670,520
3.50%, 01/18/47 TBA	10,300,000	10,576,009
4.00%, 01/18/47 TBA	3,700,000	3,869,523
4.50%, 01/18/47 TBA	7,000,000	7,448,437
5.00%, 01/18/47 TBA	1,000,000	1,074,941
3.00%, 02/18/47 TBA	16,000,000	15,980,312
3.50%, 02/18/47 TBA	59,700,000	61,204,141
4.50%, 02/18/47 TBA	16,400,000	17,430,125
3.50%, 03/18/47 TBA	29,000,000	29,685,357
4.00%, 03/18/47 TBA	4,500,000	4,692,991
4.00%, 04/01/47	848,189	893,249
4.00%, 05/01/47	192,175	202,354
4.00%, 08/01/47	1,761,230	1,844,356
4.50%, 01/01/48	13,999,497	14,911,105
4.50%, 04/01/56	1,019,135	1,096,330
5.50%, 09/01/56	993,421	1,103,757
3.50%, 03/01/57	2,889,877	2,964,332
Federal National Mortgage Association ACES Series 2015-M1
0.55%, 09/25/24† g IO	3,915,089	122,654
Federal National Mortgage Association ACES Series 2015-M13
2.71%, 06/25/25† g	90,000	89,774
Federal National Mortgage Association ACES Series 2015-M15
3.14%, 11/25/27† g	510,000	514,838
Federal National Mortgage Association ACES Series 2016-M11
2.94%, 07/25/39	299,980	295,565
Federal National Mortgage Association Interest STRIP Series 409
3.00%, 04/25/27 IO	328,185	29,549
4.50%, 11/25/39 IO	53,614	9,471
3.50%, 11/25/41 IO	197,786	34,520
4.00%, 11/25/41 IO	245,113	47,688
4.00%, 04/25/42 IO	462,118	85,596
Federal National Mortgage Association REMIC Series 1991-137
868.32%, 10/25/21 IO	35	426
Federal National Mortgage Association REMIC Series 1991-97
1,009.30%, 08/25/21 IO	23	293
Federal National Mortgage Association REMIC Series 2000-32
(Floating, LIBOR USD 1M + 0.45%), 1.94%, 10/18/30†	8,570	8,602

	Par	Value
Federal National Mortgage Association REMIC Series 2005-29
5.50%, 04/25/35	$398,823	$449,322
Federal National Mortgage Association REMIC Series 2007-24
(Floating, LIBOR USD 1M + 6.75%), 5.20%, 03/25/37† IO	621,070	111,523
Federal National Mortgage Association REMIC Series 2011-52
5.00%, 06/25/41	376,319	407,546
Federal National Mortgage Association REMIC Series 2011-59
5.50%, 07/25/41	1,142,867	1,272,475
Federal National Mortgage Association REMIC Series 2011-87
(Floating, LIBOR USD 1M + 0.55%), 2.10%, 09/25/41†	1,690,593	1,706,098
Federal National Mortgage Association REMIC Series 2011-96
(Floating, LIBOR USD 1M + 6.55%), 5.00%, 10/25/41† IO	485,163	73,486
Federal National Mortgage Association REMIC Series 2012-101
4.00%, 09/25/27 IO	217,525	20,949
Federal National Mortgage Association REMIC Series 2012-111
7.00%, 10/25/42	34,101	38,976
Federal National Mortgage Association REMIC Series 2012-118
3.50%, 12/25/39 IO	310,239	35,209
Federal National Mortgage Association REMIC Series 2012-133
(Floating, LIBOR USD 1M + 6.15%), 4.60%, 12/25/42† IO	158,403	28,350
Federal National Mortgage Association REMIC Series 2012-153
7.00%, 07/25/42	113,386	129,993
Federal National Mortgage Association REMIC Series 2012-28
6.50%, 06/25/39	16,199	17,576
Federal National Mortgage Association REMIC Series 2012-35
(Floating, LIBOR USD 1M + 6.50%), 4.95%, 04/25/42† IO	150,773	28,893
Federal National Mortgage Association REMIC Series 2012-46
6.00%, 05/25/42	170,165	192,612

124	See Notes to Financial Statements.

	Par	Value
Federal National Mortgage Association REMIC Series 2012-70
(Floating, LIBOR USD 1M + 6.65%), 5.10%, 02/25/41† IO	$34,713	$4,436
Federal National Mortgage Association REMIC Series 2012-74
(Floating, LIBOR USD 1M + 6.65%), 5.10%, 03/25/42† IO	202,288	30,490
Federal National Mortgage Association REMIC Series 2012-75
(Floating, LIBOR USD 1M + 6.60%), 5.05%, 07/25/42† IO	54,878	10,403
Federal National Mortgage Association REMIC Series 2013-124
(Floating, LIBOR USD 1M + 5.95%), 4.40%, 12/25/43† IO	576,045	110,897
Federal National Mortgage Association REMIC Series 2013-14
4.00%, 03/25/43 IO	242,043	41,835
Federal National Mortgage Association REMIC Series 2013-17
3.00%, 03/25/28 IO	1,274,065	128,109
Federal National Mortgage Association REMIC Series 2013-29
4.00%, 04/25/43 IO	649,174	110,575
Federal National Mortgage Association REMIC Series 2013-54
(Floating, LIBOR USD 1M + 6.15%), 4.60%, 06/25/43† IO	263,398	52,681
Federal National Mortgage Association REMIC Series 2013-9
5.50%, 04/25/42	687,891	756,362
6.50%, 07/25/42	285,978	327,494
Federal National Mortgage Association REMIC Series 2014-47
1.92%, 08/25/44† g IO	653,649	39,104
Federal National Mortgage Association REMIC Series 2015-55
1.57%, 08/25/55† g IO	225,518	11,616
Federal National Mortgage Association REMIC Series 2015-56
(Floating, LIBOR USD 1M + 6.15%), 4.60%, 08/25/45† IO	76,837	16,966
Federal National Mortgage Association REMIC Series 2017-76
(Floating, LIBOR USD 1M + 6.10%), 4.55%, 10/25/57† IO	1,140,904	210,874
Federal National Mortgage Association REMIC Series 2017-85
(Floating, LIBOR USD 1M + 6.20%), 4.65%, 11/25/47† IO	384,591	69,608

	Par	Value
FHLMC Multifamily Structured Pass-Through Certificates Series K015
1.59%, 07/25/21† g IO	$595,800	$28,242
FHLMC Multifamily Structured Pass-Through Certificates Series K016
1.52%, 10/25/21† g IO	196,596	9,393
FHLMC Multifamily Structured Pass-Through Certificates Series K044
0.75%, 01/25/25† g IO	1,287,073	56,264
FHLMC Multifamily Structured Pass-Through Certificates Series K068
0.44%, 08/25/27† g IO	2,448,636	88,753
FHLMC Multifamily Structured Pass-Through Certificates Series K723
0.96%, 08/25/23† g IO	3,323,045	148,043
FHLMC Multifamily Structured Pass-Through Certificates Series KF11
(Floating, LIBOR USD 1M + 0.65%), 2.02%, 09/25/25†	974,768	963,848
FHLMC Multifamily Structured Pass-Through Certificates Series KJ17
2.98%, 11/25/25	590,000	600,641
FHLMC Structured Agency Credit Risk Debt Notes Series 2015-DN1
(Floating, ICE LIBOR USD 1M + 4.15%), 5.70%, 01/25/25†	397,266	429,970
FHLMC Structured Agency Credit Risk Debt Notes Series 2016-DNA4
(Floating, ICE LIBOR USD 1M + 3.80%), 5.35%, 03/25/29†	250,000	279,355
FHLMC Structured Agency Credit Risk Debt Notes Series 2016-HQA2
(Floating, ICE LIBOR USD 1M + 5.15%), 6.70%, 11/25/28†	300,000	354,606
FHLMC Structured Pass-Through Certificates Series T-61
(Floating, Federal Reserve U.S. 12 1Y CMT + 1.40%), 2.40%, 07/25/44†	723,097	730,701
First Horizon Alternative Mortgage Securities Trust Series 2004-AA1 A1
3.33%, 06/25/34† g	276,610	275,044
FREMF Mortgage Trust Series 2012-K20 X2A
0.20%, 05/25/45 144A IO	5,464,389	38,426
Government National Mortgage Association
7.00%, 01/15/26	2,988	3,178
7.00%, 07/15/27	33,486	37,964
7.00%, 01/15/28	12,803	13,025
7.00%, 03/15/28	44,515	50,255
7.00%, 07/15/28	6,210	6,637
7.50%, 07/15/28	10,954	11,188

See Notes to Financial Statements.	125

MEDIUM-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
6.50%, 08/15/28	$2,868	$3,185
7.00%, 08/15/28	9,209	10,020
7.50%, 08/15/28	7,713	8,431
6.50%, 09/15/28	5,970	6,749
7.00%, 10/15/28	32,424	33,955
7.50%, 03/15/29	13,915	16,213
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 1.50%), 2.25%, 11/20/29†	26,802	27,843
8.50%, 08/15/30	614	642
8.50%, 11/20/30	6,057	6,929
6.50%, 08/15/31	33,030	36,909
7.50%, 08/15/31	9,259	10,217
6.50%, 10/15/31	55,942	62,586
6.00%, 11/15/31	117,513	132,067
6.50%, 11/15/31	74,508	82,692
6.00%, 12/15/31	25,792	29,153
6.00%, 01/15/32	79,909	89,734
6.00%, 02/15/32	119,881	134,117
6.50%, 02/15/32	93,775	104,083
6.00%, 04/15/32	41,724	46,677
7.50%, 04/15/32	42,568	43,435
6.50%, 06/15/32	57,574	63,923
6.50%, 08/15/32	127,189	141,188
6.50%, 09/15/32	106,106	119,617
6.00%, 10/15/32	87,927	100,167
5.50%, 11/15/32	14,522	16,060
6.00%, 11/15/32	65,583	73,532
6.00%, 12/15/32	32,896	37,217
6.50%, 12/15/32	9,128	10,134
5.50%, 01/15/33	6,665	7,314
6.00%, 01/15/33	31,788	36,094
5.50%, 02/15/33	17,617	19,575
6.00%, 02/15/33	30,947	35,012
5.50%, 03/15/33	17,161	19,043
6.50%, 04/15/33	197,761	229,072
6.00%, 06/15/33	19,428	21,735
5.50%, 07/15/33	16,911	18,739
5.50%, 08/15/33	7,953	8,730
5.50%, 09/15/33	5,993	6,649
6.00%, 10/15/33	37,863	42,358
6.50%, 10/15/33	109,930	122,062
6.00%, 12/15/33	78,529	87,853
5.50%, 04/15/34	11,239	12,465
5.50%, 05/15/34	2,736	3,002
6.50%, 08/15/34	166,041	188,129
5.50%, 09/15/34	76,697	84,935
5.50%, 12/15/34	73,903	82,172
5.50%, 01/15/35	59,251	65,120
6.00%, 09/20/38	190,337	212,710
5.00%, 07/20/40	16,222	17,644
5.00%, 09/20/40	69,275	75,971
4.00%, 10/20/40	8,952	9,427
6.00%, 10/20/40	28,803	32,637
6.00%, 01/20/41	25,385	28,164
4.50%, 04/20/41	315,848	335,137
4.00%, 08/20/43	533,887	561,147

	Par	Value
4.00%, 10/20/43	$1,757,951	$1,852,876
3.00%, 01/15/45	4,411,822	4,450,900
3.00%, 02/15/45	169,251	170,983
3.50%, 04/15/45	1,011,918	1,047,480
4.00%, 05/20/45	49,914	52,436
4.00%, 08/20/45	1,003,681	1,051,048
4.00%, 09/20/45	1,343,397	1,408,514
4.00%, 10/20/45	1,472,387	1,543,757
4.00%, 11/20/45	128,726	134,966
4.00%, 01/20/46	725,654	761,662
4.00%, 02/20/46	763,456	801,340
4.00%, 03/20/46	3,440,589	3,617,875
3.50%, 09/20/46	3,071,003	3,194,318
3.00%, 01/18/47 TBA	6,200,000	6,256,674
3.50%, 01/18/47 TBA	4,700,000	4,858,992
4.00%, 01/18/47 TBA	11,700,000	12,197,250
4.00%, 02/18/47 TBA	1,000,000	1,042,168
4.00%, 06/20/47	2,851,057	2,976,264
4.00%, 07/20/47	952,010	993,796
4.00%, 08/20/47	2,252,409	2,359,869
3.50%, 10/20/47	1,195,012	1,238,757
3.00%, 11/20/47	2,992,504	3,023,499
3.50%, 11/20/47	99,784	103,286
Government National Mortgage Association Series 2007-30
(Floating, LIBOR USD 1M + 0.30%), 1.80%, 05/20/37†	146,227	146,020
Government National Mortgage Association Series 2007-51
(Floating, LIBOR USD 1M + 6.58%), 5.08%, 08/20/37† IO	1,325,765	220,429
Government National Mortgage Association Series 2010-31
(Floating, LIBOR USD 1M + 6.50%), 5.00%, 03/20/39† IO	27,550	1,463
Government National Mortgage Association Series 2010-85
(Floating, LIBOR USD 1M + 6.65%), 5.15%, 01/20/40† IO	51,689	5,728
Government National Mortgage Association Series 2010-H28
(Floating, ICE LIBOR USD 1M + 0.40%), 1.64%, 12/20/60†	281,069	280,369
Government National Mortgage Association Series 2011-H08
(Floating, ICE LIBOR USD 1M + 0.48%), 1.72%, 03/20/61†	381,687	381,615
Government National Mortgage Association Series 2011-H09
(Floating, ICE LIBOR USD 1M + 0.50%), 1.74%, 03/20/61†	265,357	265,455
Government National Mortgage Association Series 2012-144
0.47%, 01/16/53 IO	8,962,882	296,842
Government National Mortgage Association Series 2012-34
(Floating, LIBOR USD 1M + 6.05%), 4.55%, 03/20/42† IO	47,300	7,629

126	See Notes to Financial Statements.

	Par	Value
Government National Mortgage Association Series 2012-66
3.50%, 02/20/38 IO	$190,452	$14,916
Government National Mortgage Association Series 2012-H27
1.76%, 10/20/62† g IO	875,659	60,065
Government National Mortgage Association Series 2012-H30
(Floating, ICE LIBOR USD 1M + 0.35%), 1.59%, 12/20/62†	1,237,392	1,232,445
Government National Mortgage Association Series 2013-113
(Floating, LIBOR USD 1M + 6.70%), 5.21%, 08/16/43† IO	167,742	27,927
Government National Mortgage Association Series 2013-53
3.50%, 04/20/43 IO	152,594	24,985
Government National Mortgage Association Series 2014-117
(Floating, LIBOR USD 1M + 5.60%), 4.10%, 08/20/44† IO	52,138	6,914
Government National Mortgage Association Series 2014-118
(Floating, LIBOR USD 1M + 6.20%), 4.70%, 08/20/44† IO	270,822	56,953
Government National Mortgage Association Series 2014-135
0.83%, 01/16/56† g IO	6,571,257	327,180
Government National Mortgage Association Series 2014-93
0.84%, 11/16/55† g IO	3,380,269	164,085
Government National Mortgage Association Series 2015-167
4.00%, 04/16/45 IO	143,804	30,161
Government National Mortgage Association Series 2015-H11
(Floating, ICE LIBOR USD 1M + 0.55%), 1.79%, 05/20/65†	2,643,952	2,639,568
Government National Mortgage Association Series 2015-H14
(Floating, ICE LIBOR USD 1M + 0.43%), 1.67%, 05/20/65†	2,689,299	2,684,617
(Floating, ICE LIBOR USD 1M + 0.57%), 1.81%, 06/20/65†	4,348,360	4,345,009
Government National Mortgage Association Series 2015-H15
(Floating, ICE LIBOR USD 1M + 0.58%), 1.82%, 06/20/65†	1,648,984	1,648,468
(Floating, ICE LIBOR USD 1M + 0.60%), 1.84%, 06/20/65†	4,093,862	4,096,126
Government National Mortgage Association Series 2015-H16
(Floating, LIBOR USD 1M + 0.60%), 1.84%, 07/20/65†	4,160,450	4,162,872
Government National Mortgage Association Series 2015-H17
(Floating, ICE LIBOR USD 1M + 0.46%), 1.69%, 06/20/65†	659,111	658,603
Government National Mortgage Association Series 2015-H18
(Floating, ICE LIBOR USD 1M + 0.60%), 1.84%, 07/20/65†	631,585	631,933

	Par	Value
Government National Mortgage Association Series 2015-H19
(Floating, ICE LIBOR USD 1M + 0.60%), 1.84%, 08/20/65†	$660,147	$660,522
Government National Mortgage Association Series 2015-H22
(Floating, ICE LIBOR USD 1M + 0.60%), 1.84%, 09/20/65†	658,587	658,995
Government National Mortgage Association Series 2015-H23
(Floating, ICE LIBOR USD 1M + 0.62%), 1.86%, 09/20/65†	808,132	809,345
Government National Mortgage Association Series 2015-H26
(Floating, ICE LIBOR USD 1M + 0.52%), 1.76%, 10/20/65†	1,497,715	1,500,731
Government National Mortgage Association Series 2015-H30
(Floating, ICE LIBOR USD 1M + 0.68%), 1.92%, 08/20/61†	446,471	447,598
Government National Mortgage Association Series 2016-152
0.98%, 08/15/58† g IO	5,836,163	452,787
Government National Mortgage Association Series 2017-190
0.69%, 03/16/60† g IO	7,440,000	491,133
Government National Mortgage Association Series 2017-H15
2.16%, 07/20/67† g IO	606,383	88,126
(Floating, ICE LIBOR USD 1Y + 0.80%), 2.53%, 07/20/67†	1,911,413	1,975,823
Government National Mortgage Association Series 2017-H18
1.63%, 09/20/67† g IO	4,627,859	475,804
Government National Mortgage Association Series 2017-H20
1.96%, 10/20/67† g IO	199,812	25,776
Government National Mortgage Association Series 2017-H22
2.18%, 11/20/67† g IO	1,793,307	244,959
GreenPoint Mortgage Funding Trust Series 2006-OH1 A1
(Floating, ICE LIBOR USD 1M + 0.18%), 1.73%, 01/25/37†	610,542	577,326
GS Mortgage Securities Corporation II Series 2015-GC30 AS
3.78%, 05/10/50	370,000	385,702
GS Mortgage Securities Corporation II Series 2015-GC30 D
3.38%, 05/10/50	490,000	380,721
GS Mortgage Securities Trust Series 2007-GG10 AM
5.81%, 08/10/45† g	146,820	150,218
GS Mortgage Securities Trust Series 2013-GC16 B
5.16%, 11/10/46	130,000	139,849
GS Mortgage Securities Trust Series 2015-GC28 C
4.33%, 02/10/48† g	290,000	280,355

See Notes to Financial Statements.	127

MEDIUM-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
GSR Mortgage Loan Trust Series 2005-AR6 2A1
3.47%, 09/25/35† g	$769,827	$787,949
Impac CMB Trust Series 2004-8 1A
(Floating, ICE LIBOR USD 1M + 0.72%), 2.27%, 10/25/34†	41,394	40,793
IndyMac ARM Trust Series 2001-H2 A1
2.78%, 01/25/32† g	6,126	6,057
IndyMac INDX Mortgage Loan Trust Series 2006-AR12 A1
(Floating, ICE LIBOR USD 1M + 0.19%), 1.74%, 09/25/46†	716,837	635,207
JP Morgan Alternative Loan Trust Series 2005-A2 1A1
(Floating, ICE LIBOR USD 1M + 0.52%), 2.07%, 01/25/36†	167,545	166,139
JP Morgan Chase Commercial Mortgage Securities Trust Series 2012-C6 D
5.14%, 05/15/45† g	280,000	280,468
JP Morgan Chase Commercial Mortgage Securities Trust Series 2016-WPT A
(Floating, LIBOR USD 1M + 1.45%), 2.93%, 10/15/33 144A †	800,000	802,783
JP Morgan Chase Commercial Mortgage Securities Trust Series 2017-MAUI A
(Floating, LIBOR USD 1M + 0.83%), 2.31%, 07/15/34 144A †	4,000,000	4,010,182
JP Morgan Mortgage Trust Series 2005-A1 6T1
3.66%, 02/25/35† g	57,515	57,153
JPMBB Commercial Mortgage Securities Trust Series 2013-C15 C
5.08%, 11/15/45† g	90,000	94,320
JPMBB Commercial Mortgage Securities Trust Series 2013-C17 B
4.88%, 01/15/47† g	50,000	52,945
JPMBB Commercial Mortgage Securities Trust Series 2014-C25 ASB
3.41%, 11/15/47	840,000	864,917
JPMBB Commercial Mortgage Securities Trust Series 2015-C30 A5
3.82%, 07/15/48	880,000	926,488
JPMBB Commercial Mortgage Securities Trust Series 2015-C31 A3
3.80%, 08/15/48	1,700,000	1,785,632
JPMBB Commercial Mortgage Securities Trust Series 2015-C32 ASB
3.36%, 11/15/48	800,000	821,566

	Par	Value
JPMBB Commercial Mortgage Securities Trust Series 2015-C32
D 4.17%, 11/15/48† g	$590,000	$457,361
Kensington Mortgage Securities PLC Series 2007-1X A3C
(Floating, ICE LIBOR USD 3M + 0.17%), 1.74%, 06/14/40†	1,004,211	977,316
LB-UBS Commercial Mortgage Trust Series 2001-C3 X
0.21%, 06/15/36 144A † g IO	15,559	1
Ludgate Funding PLC Series 2007-1
(Floating, ICE LIBOR GBP 3M + 0.16%), 0.68%, 01/01/61† (U)	856,835	1,113,965
Ludgate Funding PLC Series 2008-W1X
(Floating, ICE LIBOR GBP 3M + 0.60%), 0.94%, 01/01/61† (U)	699,891	927,100
Luminent Mortgage Trust Series 2006-2 A1A
(Floating, ICE LIBOR USD 1M + 0.20%), 1.75%, 02/25/46†	475,979	389,206
Mansard Mortgages PLC Series 2007-1X A2
(Floating, ICE LIBOR GBP 3M + 0.18%), 0.56%, 04/15/47† (U)	848,189	1,107,356
MASTR Adjustable Rate Mortgages Trust Series 2004-13 3A7
3.47%, 11/21/34† g	358,048	368,334
MASTR Adjustable Rate Mortgages Trust Series 2004-4 4A1
3.49%, 05/25/34† g	123,391	123,417
MASTR Adjustable Rate Mortgages Trust Series 2007-R5 A1
3.42%, 11/25/35 144A† g	495,990	419,069
Merrill Lynch Mortgage Investors Trust Series 2005-2 1A
(Floating, ICE LIBOR USD 6M + 1.25%), 2.91%, 10/25/35†	26,701	27,109
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C9 A4
3.10%, 05/15/46	300,000	304,883
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C9 AS
3.46%, 05/15/46	140,000	141,701
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C19 B
4.00%, 12/15/47	370,000	376,550
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C22 AS
3.56%, 04/15/48	480,000	483,691
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C25 A4
3.37%, 10/15/48	1,400,000	1,436,332

128	See Notes to Financial Statements.

	Par	Value
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C27 ASB
3.56%, 12/15/47	$800,000	$832,762
Morgan Stanley Bank of America Merrill Lynch Trust Series 2016-C30 C
4.13%, 09/15/49† g	450,000	450,254
Morgan Stanley Bank of America Merrill Lynch Trust Series 2016-C31 A5
3.10%, 11/15/49	380,000	380,603
Morgan Stanley Capital I Trust Series 2014-CPT B
3.45%, 07/13/29 144A† g	800,000	811,044
Morgan Stanley Capital I Trust Series 2016-UBS12 A4 3.60%, 12/15/49	380,000	395,009
Mortgage Repurchase Agreement Financing Trust Series 2017-1 A1
(Floating, ICE LIBOR USD 1M + 0.85%), 2.28%, 07/10/19 144A†	2,150,000	2,150,264
Mortgage Repurchase Agreement Financing Trust Series 2017-2 A1
(Floating, ICE LIBOR USD 1M + 0.55%), 1.78%, 08/12/19 144A †	1,550,000	1,557,750
MortgageIT Trust Series 2005-4 A1
(Floating, ICE LIBOR USD 1M + 0.28%), 1.83%, 10/25/35†	443,368	438,929
MSCG Trust Series 2015-ALDR A2
3.46%, 06/07/35 144A † g	580,000	572,958
MSCG Trust Series 2016-SNR C
5.21%, 11/15/34 144A	390,000	396,674
Nomura Resecuritization Trust Series 2014-7R 2A3
(Floating, ICE LIBOR USD 1M + 0.20%), 1.53%, 12/26/35 144A †	534,613	529,752
One Market Plaza Trust Series 2017-1MKT A
3.61%, 02/10/32 144A	1,020,000	1,052,012
Prime Mortgage Trust Series 2006-DR1 2A1
5.50%, 05/25/35 144A	2,277,219	1,681,127
Prime Mortgage Trust Series 2006-DR1 2A26.00%,05/25/35 144A	1,825,508	1,375,980
ResLoC UK PLC Series 2007-1X A3A
(Floating, Euribor 3M + 0.16%), 0.00%, 12/15/43† (E)	1,215,546	1,409,639
(Floating, ICE LIBOR GBP 3M + 0.16%), 0.68%, 12/15/43† (U)	303,887	394,296
RFTI Issuer, Ltd. Series 2015-FL1 A
(Floating, LIBOR USD 1M + 1.75%), 3.23%, 08/15/30 144A †	547,124	547,698

	Par	Value
Rosslyn Portfolio Trust Series 2017-ROSS A
(Floating, LIBOR USD 1M + 0.95%), 2.43%, 06/15/33 144A †	$450,000	$444,127
Sequoia Mortgage Trust Series 2003-4 1A2
(Floating, ICE LIBOR USD 6M + 0.66%), 2.12%, 07/20/33†	83,378	78,842
Sequoia Mortgage Trust Series 6
(Floating, ICE LIBOR USD 1M + 0.64%), 2.14%, 04/19/27†	409,362	389,879
Station Place Securitization Trust Series 2015-2 A
(Floating, ICE LIBOR USD 1M + 1.05%), 2.52%, 05/15/18 144A †	350,000	350,000
Structured Adjustable Rate Mortgage Loan Trust Series 2005-19XS
(Floating, ICE LIBOR USD 1M + 0.30%), 1.85%, 10/25/35†	878,993	867,730
Structured Asset Mortgage Investments II Trust Series 2005-AR5 A1
(Floating, ICE LIBOR USD 1M + 0.25%), 1.75%, 07/19/35†	102,218	98,115
Thornburg Mortgage Securities Trust Series 2003-4 A1
(Floating, ICE LIBOR USD 1M + 0.64%), 2.19%, 09/25/43†	9,650	9,378
Thornburg Mortgage Securities Trust Series 2005-1 A3
3.19%, 04/25/45† g	82,924	83,481
Towd Point Mortgage Funding Vantage1 PLC Series 2016-V1A A1
(Floating, ICE LIBOR GBP 3M + 1.20%), 1.73%, 02/20/54 144A † (U)	480,014	653,600
Trinity Square PLC Series 2015-1A
(Floating, ICE LIBOR GBP 3M + 1.15%), 1.53%, 07/15/51 144A † (U)	287,668	393,977
UBS-Barclays Commercial Mortgage Trust Series 2012-C4 D
4.48%, 12/10/45 144A † g	320,000	274,411
VNDO Mortgage Trust Series 2012-6AVE A
3.00%, 11/15/30 144A	100,000	101,036
Washington Mutual Mortgage Pass-Through Certificates Series 2002-AR19 A7
3.03%, 02/25/33† g	6,506	6,474
Washington Mutual Mortgage Pass-Through Certificates Series 2002-AR6 A
(Floating, Federal Reserve U.S. 12 1Y CMT + 1.40%), 2.46%, 06/25/42†	14,225	13,809

See Notes to Financial Statements.	129

MEDIUM-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR13 A1A1
(Floating, ICE LIBOR USD 1M + 0.29%), 1.84%, 10/25/45†	$1,168,492	$1,133,253
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR8 1A1A
(Floating, ICE LIBOR USD 1M + 0.27%), 1.82%, 07/25/45†	774,337	768,612
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR8 2A1A
(Floating, ICE LIBOR USD 1M + 0.29%), 1.84%, 07/25/45†	155,341	153,506
Washington Mutual Mortgage Pass-Through Certificates Series 2007-HY1 1A1 3.11%, 02/25/37† g	309,029	284,161
Washington Mutual Mortgage Pass-Through Certificates Series 2007-HY1 2A3
3.22%, 02/25/37† g	208,162	203,236
Washington Mutual Mortgage Pass-Through Certificates Series 2007-OA3 2A1A
(Floating, Federal Reserve U.S. 12 1Y CMT + 0.76%), 1.82%, 04/25/47†	674,884	672,274
Waterfall Commercial Mortgage Trust Series 2015-SBC5 A
4.10%, 09/14/22 144A	261,855	259,448
Wells Fargo Alternative Loan Trust Series 2007-PA6 A1 3.64%, 12/28/37† g	644,970	635,848
Wells Fargo Commercial Mortgage Trust Series 2013-LC12 B
4.29%, 07/15/46† g	20,000	20,464
Wells Fargo Commercial Mortgage Trust Series 2014-LC16 XA
1.37%, 08/15/50 † g IO	2,902,747	154,423
Wells Fargo Commercial Mortgage Trust Series 2015-NXS1 B
3.66%, 05/15/48	350,000	349,979
Wells Fargo Commercial Mortgage Trust Series 2017-C42 A4
3.59%, 12/15/50	1,390,000	1,439,645
Wells Fargo Mortgage-Backed Securities Trust Series 2005-AR16 1A1
3.54%, 08/25/33† g	119,239	122,590
Wells Fargo Mortgage-Backed Securities Trust Series 2005-AR2
3.28%, 03/25/35† g	73,047	74,042
WFRBS Commercial Mortgage Trust Series 2012-C7 XA
1.44%, 06/15/45 144A† g IO	284,411	13,997
WFRBS Commercial Mortgage Trust Series 2013-C13 XA
1.34%, 05/15/45 144A† g IO	2,841,743	136,212
WFRBS Commercial Mortgage Trust Series 2014-C19 XA
1.14%, 03/15/47† g IO	1,002,430	47,777

	Par	Value
WFRBS Commercial Mortgage Trust Series 2014-C21 XA
1.13%, 08/15/47† g IO	$3,548,112	$180,798
WFRBS Commercial Mortgage Trust Series 2014-C24 AS
3.93%, 11/15/47	290,000	297,894
WFRBS Commercial Mortgage Trust Series 2014-C24 C
4.29%, 11/15/47†	300,000	293,333

Total Mortgage-Backed Securities (Cost $445,148,551)		444,348,169

MUNICIPAL BONDS — 0.7%
Alameda County Joint Powers Authority, Revenue Bond, Series Z
7.05%, 12/01/44	2,400,000	3,625,644
American Municipal Power, Inc., Hydroelectric Projects, Revenue Bond, Series B
8.08%, 02/15/50	600,000	1,025,610
American Municipal Power, Inc., Revenue Bond, Series E
6.27%, 02/15/50	250,000	327,910
Chicago Transit Authority, Revenue Bond, Series A
6.90%, 12/01/40	700,000	951,135
Chicago Transit Authority, Revenue Bond, Series B
6.90%, 12/01/40	300,000	407,630
Commonwealth of Puerto Rico, General Obligation, Series A
5.50%, 07/01/32#	5,000	1,138
6.00%, 07/01/34#	10,000	2,263
8.00%, 07/01/35#	280,000	67,200
5.25%, 07/01/37#	20,000	4,550
5.50%, 07/01/39#	85,000	19,338
5.00%, 07/01/41#	10,000	2,275
Commonwealth of Puerto Rico, General Obligation, Series B
5.88%, 07/01/36#	10,000	2,275
Commonwealth of Puerto Rico, General Obligation, Series C
6.00%, 07/01/39#	10,000	2,275
Commonwealth of Puerto Rico, General Obligation, Series D
5.75%, 07/01/41#	10,000	2,275
Northstar Education Finance, Inc.
(Floating, ICE LIBOR USD 3M + 0.10%), 0.00%, 04/28/30†	213,730	212,433
Port Authority of New York & New Jersey, Revenue Bond, Series 192
4.81%, 10/15/65	300,000	366,999
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Revenue Bond, Series A
5.75%, 07/01/37	20,000	12,375
6.00%, 07/01/44	55,000	35,131
Puerto Rico Sales Tax Financing Corporation, Revenue Bond, Sub-Series A
5.50%, 08/01/28#	60,000	6,000

130	See Notes to Financial Statements.

	Par	Value
5.50%, 08/01/37#	$65,000	$6,500
5.38%, 08/01/39#	35,000	3,500
5.50%, 08/01/42#	120,000	12,000
Puerto Rico Sales Tax Financing Corporation, Revenue Bond, Sub-Series A-1
6.75%, 08/01/32#	85,000	8,500
0.00%, 08/01/33	25,000	2,250
5.00%, 08/01/43#	20,000	2,000
5.25%, 08/01/43#	10,000	1,000
Puerto Rico Sales Tax Financing Corporation, Revenue Bond, Sub-Series B
5.25%, 08/01/27#	5,000	500
5.75%, 08/01/37#	45,000	4,500
6.38%, 08/01/39#	5,000	500
6.00%, 08/01/42#	100,000	10,000
Puerto Rico Sales Tax Financing Corporation, Revenue Bond, Sub-Series C
5.38%, 08/01/38#	15,000	1,500
6.00%, 08/01/39#	35,000	3,500
5.25%, 08/01/41#	100,000	10,000
Puerto Rico Sales Tax Financing Corporation, Revenue Bond, Sub-Series C-1
3.61%, 08/01/37Ω	10,000	291
State of California, General Obligation
7.95%, 03/01/36	265,000	296,050
7.55%, 04/01/39	85,000	134,099
State of Illinois, General Obligation
5.10%, 06/01/33	315,000	315,028
6.63%, 02/01/35	45,000	50,017
7.35%, 07/01/35	465,000	538,456
Utah State Board of Regents Series 2016-1 A
(Floating, Oid, ICE LIBOR USD 1M + 0.75%), 0.00%, 09/25/56†	1,627,923	1,628,134

Total Municipal Bonds (Cost $9,617,528)		10,102,781

	Number of Contracts	Notional Amount
PURCHASED OPTIONS — 0.1%
Call Options — 0.0%
10-Year U.S. Treasury Note, Strike Price $124.00, Expires 01/26/18 (GSC)	60	$7,442,820	28,125
10-Year U.S. Treasury Note, Strike Price $124.20, Expires 01/26/18 (GSC)	25	3,101,175	8,984

	Number of Contracts	Notional Amount	Value
5-Year U.S. Treasury Note, Strike Price $116.50, Expires 01/26/18 (GSC)	122	$14,172,008	$15,250
5-Year U.S. Treasury Note, Strike Price $116.70, Expires 01/26/18 (GSC)	98	11,384,072	6,891
Euro Dollars, Strike Price $98.50, Expires 01/12/18 (GSC)	57	13,999,200	356
Long U.S. Treasury Bond, Strike Price $151.00, Expires 01/26/18 (GSC)	20	3,060,000	50,313
Long U.S. Treasury Bond, Strike Price $154.00, Expires 01/26/18 (GSC)	40	6,120,000	32,500

			142,419

Call Swaptions — 0.0%
Pay 2-year Treasury (Quarterly); Receive 2.00% (Semiannually): Interest Rate Swap Maturing 12/21/2018 USD, Strike Price $2.00, Expires 12/19/18 (GSC)	1	60,000,000	97,140
Pay 3-Month LIBOR (Quarterly); Receive 1.65% (Semiannually): Interest Rate Swap Maturing 11/19/2020 USD, Strike Price $1.65, Expires 11/15/18 (MSCS)	1	22,800,000	8,962
Pay 3-Month LIBOR (Quarterly); Receive 1.85% (Semiannually): Interest Rate Swap Maturing 11/30/2018 USD, Strike Price $1.85, Expires 11/30/18 (CS)	1	57,100,000	74,141

See Notes to Financial Statements.	131

MEDIUM-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Number of Contracts	Notional Amount	Value
Pay 3-Month LIBOR (Quarterly); Receive 2.54% (Semiannually): Interest Rate Swap Maturing 3/23/2048 USD, Strike Price $2.54, Expires 03/21/18 (MSCS)	1	$500,000	$11,089

			191,332

Put Options — 0.0%
10-Year U.S. Treasury Note, Strike Price $114.00, Expires 02/23/18 (MSCS)	256	31,756,032	—
10-Year U.S. Treasury Note, Strike Price $114.50, Expires 02/23/18 (MSCS)	4	496,188	—
10-Year U.S. Treasury Note, Strike Price $123.00, Expires 01/26/18 (GSC)	60	7,442,820	7,500
10-Year U.S. Treasury Note, Strike Price $124.00, Expires 01/26/18 (GSC)	40	4,961,880	16,875
5-Year U.S. Treasury Note, Strike Price $115.50, Expires 01/26/18 (GSC)	60	6,969,840	2,813
Euro Dollars, Strike Price $97.75, Expires 01/12/18 (GSC)	3	733,463	113
Euro Dollars, Strike Price $97.75, Expires 03/16/18 (GSC)	121	29,582,987	18,906
Euro Dollars, Strike Price $97.87, Expires 02/16/18 (GSC)	81	19,803,487	23,287
Euro Dollars, Strike Price $98.00, Expires 06/15/18 (GSC)	34	8,312,575	26,137
Euro Dollars, Strike Price $98.25, Expires 03/19/18 (GSC)	46	11,297,600	6,037
Euro Dollars, Strike Price $98.25, Expires 03/19/18 (MSCS)	587	144,167,200	77,044
Euro-Bund, Strike Price $16,200.00, Expires 01/26/18 (GSC)	19	4,727,422	19,834

	Number of Contracts	Notional Amount	Value
Long U.S. Treasury Bond, Strike Price $151.00, Expires 01/26/18 (GSC)	49	$7,497,000	$25,266
Long U.S. Treasury Bond, Strike Price $152.00, Expires 01/26/18 (GSC)	27	4,131,000	22,359
Long U.S. Treasury Bond, Strike Price $153.00, Expires 01/26/18 (GSC)	201	30,753,000	254,391

			500,562

Put Swaptions — 0.1%
Pay 2.30% (Semiannually); Receive 3-Month LIBOR (Quarterly): Interest Rate Swap Maturing 10/23/2049 USD, Strike Price $2.30, Expires 10/21/19 (GSC)	1	7,700,000	770,438
Pay 2.50% (Semiannually); Receive 3-Month LIBOR (Quarterly): Interest Rate Swap Maturing 11/12/2049 USD, Strike Price $2.50, Expires 11/07/19 (DEUT)	1	3,100,000	234,970
Pay 2.54% (Semiannually); Receive 3-Month LIBOR (Quarterly): Interest Rate Swap Maturing 3/23/2048 USD, Strike Price $2.54, Expires 03/21/18 (MSCS)	1	500,000	11,945
Pay 2.91% (Semiannually); Receive 3-Month LIBOR (Quarterly): Interest Rate Swap Maturing 8/22/2048 USD, Strike Price $2.91, Expires 08/20/18 (MSCS)	1	1,100,000	15,509

132	See Notes to Financial Statements.

	Number of Contracts	Notional Amount	Value
Pay 2.91% (Semiannually); Receive 3-Month LIBOR (Quarterly): Interest Rate Swap Maturing 8/22/2048 USD, Strike Price $2.91, Expires 08/20/18 (MSCS)	1	$500,000	$7,050
Pay 2.94% (Semiannually); Receive 3-Month LIBOR (Quarterly): Interest Rate Swap Maturing 8/22/2048 USD, Strike Price $2.94, Expires 08/20/18 (GSC)	1	500,000	6,287

			1,046,199

Total Purchased Options (Cost $2,162,600)			1,880,512

		Par
U.S. TREASURY OBLIGATIONS — 32.4%
U.S. Treasury Bill
1.40%, 05/24/18Ω		$15,350,000	15,262,735

U.S. Treasury Bonds
4.25%, 05/15/39		5,300,000	6,700,771
4.38%, 11/15/39		200,000	257,402
2.75%, 08/15/42		600,000	604,348
2.75%, 11/15/42		1,080,000	1,087,193
3.13%, 02/15/43		650,000	698,484
2.88%, 05/15/43		800,000	822,797
3.75%, 11/15/43		41,550,000	49,517,524
3.63%, 02/15/44‡‡		1,000,000	1,169,101
3.13%, 08/15/44		760,000	817,030
3.00%, 11/15/44		3,800,000	3,992,227
2.50%, 02/15/45		1,450,000	1,382,654
3.00%, 05/15/45		690,000	724,796
2.88%, 08/15/45		360,000	369,295
3.00%, 11/15/45		2,400,000	2,521,031
2.88%, 11/15/46‡‡		16,470,000	16,898,796
3.00%, 02/15/47		6,430,000	6,763,682
3.00%, 05/15/47		13,210,000	13,891,398
2.75%, 08/15/47		8,040,000	8,051,779
2.75%, 11/15/47Δ		4,920,000	4,928,841

			121,199,149

U.S. Treasury Inflationary Index Bonds
0.13%, 04/15/22		7,850,000	7,907,622
0.13%, 07/15/22		700,000	750,022
0.63%, 01/15/24		1,350,000	1,452,555
0.13%, 07/15/24		6,300,000	6,469,712

	Par	Value
0.63%, 01/15/26‡‡	$4,100,000	$4,326,039
0.13%, 07/15/26	3,400,000	3,419,950
0.38%, 01/15/27	300,000	304,253
2.38%, 01/15/27‡‡	1,300,000	1,860,971
0.38%, 07/15/27	5,220,000	5,237,361
2.50%, 01/15/29	1,200,000	1,673,371
2.13%, 02/15/40	920,000	1,367,508
0.75%, 02/15/42	380,000	419,361
1.38%, 02/15/44	1,140,000	1,394,447
1.00%, 02/15/46	170,000	189,244
0.88%, 02/15/47	240,000	255,075

		37,027,491

U.S. Treasury Notes 1.63%, 10/15/20	11,000,000	10,903,750
1.13%, 06/30/21	11,280,000	10,925,740
1.13%, 07/31/21	3,430,000	3,317,453
2.00%, 12/31/21‡‡	1,500,000	1,492,588
1.88%, 03/31/22‡‡	8,800,000	8,701,858
1.88%, 04/30/22	23,400,000	23,123,494
1.88%, 07/31/22	5,000,000	4,932,910
1.88%, 09/30/22	3,000,000	2,956,933
2.00%, 10/31/22Δ	2,700,000	2,676,850
2.13%, 03/31/24	7,530,000	7,454,259
2.00%, 06/30/24	6,850,000	6,719,956
2.13%, 07/31/24	28,890,000	28,551,453
2.38%, 08/15/24	440,000	441,478
2.13%, 09/30/24	4,600,000	4,542,859
2.25%, 11/15/24	11,210,000	11,154,169
2.13%, 11/30/24	29,360,000	28,978,658
2.25%, 12/31/24	21,170,000	21,058,360
2.00%, 02/15/25	10,620,000	10,383,333
2.25%, 11/15/25	180,000	178,450
2.00%, 11/15/26	14,000,000	13,551,013
2.25%, 02/15/27	7,718,000	7,618,060
2.38%, 05/15/27Δ	10,970,000	10,940,430
2.25%, 08/15/27Δ	59,800,000	58,968,421
2.25%, 11/15/27Δ	560,000	552,191

		280,124,666

U.S. Treasury Strips
2.01%, 02/15/43Ω	4,100,000	2,060,092

Total U.S. Treasury Obligations (Cost $454,290,791)		455,674,133

	Shares
PREFERRED STOCKS — 0.0%
Delphi Financial Group, Inc.
(Variable, ICE LIBOR USD 3M + 3.19%), 4.61%, 05/15/37†	12,432	274,281
GMAC Capital Trust I
(Floating, ICE LIBOR USD 3M + 5.79%), 7.20%, 02/15/40†	6,979	181,105

Total Preferred Stocks (Cost $425,434)		455,386

See Notes to Financial Statements.	133

MEDIUM-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

		Shares	Value
MONEY MARKET FUNDS — 8.2%
GuideStone Money Market Fund (Investor Class)¥		96,106,753	$96,106,753
Northern Institutional Liquid Assets Portfolio§		10,659,942	10,659,942
Northern Institutional U.S. Government Portfolio		8,323,926	8,323,926

Total Money Market Funds (Cost $115,090,621)			115,090,621

		Par
REPURCHASE AGREEMENTS — 12.5%
Merrill Lynch Pierce Fenner & Smith 1.50% (dated 01/02/18, due 01/03/18, repurchase price $87,900,000, collateralized by U.S. Treasury Bond, 3.750%, due 11/15/43, total market value $89,648,766)		$87,900,000	87,900,000
1.67% (dated 12/29/17, due 01/02/18, repurchase price $88,200,000, collateralized by U.S. Treasury Bond, 3.625%, due 02/15/44, total market value $89,039,939)		88,200,000	88,200,000

Total Repurchase Agreements (Cost $176,100,000)			176,100,000

TOTAL INVESTMENTS — 123.3% (Cost $1,726,561,652)			1,736,205,742

	Number of Contracts	Notional Amount
WRITTEN OPTIONS — (0.1)%
Call Options — (0.0)%
10-Year U.S. Treasury Note, Strike Price $125.50, Expires 01/26/18 (GSC)	(60)	$(7,442,820)	(4,688)
10-Year U.S. Treasury Note, Strike Price $126.00, Expires 02/23/18 (GSC)	(50)	(6,202,350)	(7,031)
10-Year U.S. Treasury Note, Strike Price $126.50, Expires 01/26/18 (GSC)	(27)	(3,349,269)	(844)
10-Year U.S. Treasury Note, Strike Price $126.50, Expires 02/23/18 (GSC)	(52)	(6,450,444)	(4,875)
5-Year U.S. Treasury Note, Strike Price $117.70, Expires 02/23/18 (GSC)	(118)	(13,707,352)	(5,531)
5-Year U.S. Treasury Note, Strike Price $118.50, Expires 02/23/18 (GSC)	(51)	(5,924,364)	(1,195)
Long U.S. Treasury Bond, Strike Price $153.00, Expires 01/26/18 (GSC)	(40)	(6,120,000)	(50,625)

	Number of Contracts	Notional Amount	Value
Long U.S. Treasury Bond, Strike Price $158.00, Expires 02/23/18 (GSC)	(28)	$(4,284,000)	$(10,500)

			(85,289)

Call Swaptions — (0.0)%
Pay 10-year Treasury (Quarterly); Receive 2.19% (Semiannually): Interest Rate Swap Maturing 12/21/2018 USD, Strike Price $2.19, Expires 12/19/18 (GSC)	1	(12,630,000)	(131,461)
Pay 3-Month LIBOR (Quarterly); Receive 2.00% (Semiannually): Interest Rate Swap Maturing 11/19/2028 USD, Strike Price $2.00, Expires 11/15/18 (MSCS)	1	(4,900,000)	(27,227)
Pay 3-Month LIBOR (Quarterly); Receive 2.19% (Semiannually): Interest Rate Swap Maturing 11/30/2018 USD, Strike Price $2.19, Expires 11/30/18 (CS)	1	(22,200,000)	(91,958)

			(250,646)

Put Options — (0.0)%
10-Year U.S. Treasury Note, Strike Price $122.00, Expires 02/23/18 (GSC)	(52)	(6,450,444)	(6,500)
10-Year U.S. Treasury Note, Strike Price $122.50, Expires 01/26/18 (GSC)	(27)	(3,349,269)	(1,688)
5-Year U.S. Treasury Note, Strike Price $115.50, Expires 02/23/18 (GSC)	(51)	(5,924,364)	(7,172)
5-Year U.S. Treasury Note, Strike Price $115.75, Expires 01/26/18 (GSC)	(52)	(6,040,528)	(4,875)
5-Year U.S. Treasury Note, Strike Price $116.00, Expires 01/26/18 (GSC)	(30)	(3,484,920)	(5,391)
Euro Dollars, Strike Price $97.75, Expires 02/16/18 (GSC)	(81)	(19,803,487)	(9,113)

134	See Notes to Financial Statements.

	Number of Contracts	Notional Amount	Value
Euro-Bund, Strike Price $16,050.00, Expires 01/26/18 (GSC)	(14)	$(3,483,364)	$(5,039)
Long U.S. Treasury Bond, Strike Price $148.00, Expires 01/26/18 (GSC)	(11)	(1,683,000)	(1,031)
Long U.S. Treasury Bond, Strike Price $149.00, Expires 01/26/18 (GSC)	(30)	(4,590,000)	(5,156)
South African Rand vs. U.S. Dollar, Strike Price $12.25, Expires 06/20/18 (GSC)	1	(1,800,000)	(41,136)
South African Rand vs. U.S. Dollar, Strike Price $12.25, Expires 06/26/18 (UBS)	1	(3,000,000)	(69,354)

			(156,455)

Put Swaptions — (0.1)%
Pay 2.00% (Semiannually); Receive 3-Month LIBOR (Quarterly): Interest Rate Swap Maturing 10/23/2024 USD, Strike Price $2.00, Expires 10/21/19 (GSC)	1	(38,500,000)	(993,519)
Pay 2.25% (Semiannually); Receive 3-Month LIBOR (Quarterly): Interest Rate Swap Maturing 11/12/2024 USD, Strike Price $2.25, Expires 11/07/19 (DEUT)	1	(15,500,000)	(293,080)
Pay 2.80% (Semiannually); Receive 3-Month LIBOR (Quarterly): Interest Rate Swap Maturing 8/22/2023 USD, Strike Price $2.80, Expires 08/20/18 (MSCS)	1	(4,900,000)	(8,819)

	Number of Contracts	Notional Amount	Value
Pay 2.80% (Semiannually); Receive 3-Month LIBOR (Quarterly): Interest Rate Swap Maturing 8/22/2023 USD, Strike Price $2.80, Expires 08/20/18 (MSCS)	1	$(2,200,000)	$(3,959)
Pay 2.80% (Semiannually); Receive 3-Month LIBOR (Quarterly): Interest Rate Swap Maturing 8/22/2023 USD, Strike Price $2.80, Expires 08/20/18 (GSC)	1	(2,300,000)	(4,139)

			(1,303,516)

Total Written Options
(Premiums received $(1,778,749))			(1,795,906)

		Par
TBA SALE COMMITMENTS — (0.3)%
Government National Mortgage Association 3.00%, 01/18/47 TBA		$(1,000,000)	(1,007,745)
Federal Home Loan Mortgage Corporation 3.50%, 01/08/47 TBA		(3,082,500)	(3,081,016)

Total TBA Sale Commitments (Proceeds $(4,091,562))			(4,088,761)

Liabilities in Excess of Other Assets — (22.9)%			(322,361,399)

NET ASSETS — 100.0%			$1,407,959,676

See Notes to Financial Statements.	135

MEDIUM-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

Futures Contracts outstanding at December 31, 2017:

Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Counter- party	Value and Unrealized Appreciation (Depreciation)
Euro-BTP	03/2018	42	$6,860,598	GSC	$(113,488)
Euro-Bund	03/2018	(189)	(36,664,441)	GSC	205,341
Euro-Bund	03/2018	(69)	(13,385,431)	MSCS	142,909
Euro-OAT	03/2018	(39)	(7,261,516)	MSCS	74,330
10-Year Japanese Treasury Bond	03/2018	(9)	(12,043,665)	GSC	5,429
3-Year Australian Treasury Bond	03/2018	4	346,733	GSC	4
90-day Eurodollar	03/2018	(415)	(101,924,000)	GSC	154,175
90-day Eurodollar	03/2018	1,127	276,791,200	MSCS	6,369
10-Year U.S. Treasury Note	03/2018	(575)	(71,326,953)	GSC	215,181
10-Year U.S. Treasury Note	03/2018	68	8,435,187	GSC	22,604
10-Year U.S. Treasury Note	03/2018	393	48,750,422	MSCS	(266,984)
10-Year U.S. Ultra Note	03/2018	218	36,549,063	GSC	355,188
10-Year U.S. Ultra Note	03/2018	214	35,878,438	MSCS	241,639
10-Year U.S. Ultra Note	03/2018	24	3,205,500	GSC	19,500
10-Year U.S. Ultra Note	03/2018	5	838,281	GSC	6,553
10-Year U.S. Ultra Note	03/2018	1	133,563	GSC	(766)
30-Year U.S. Treasury Note	03/2018	60	9,180,000	MSCS	625
30-Year U.S. Treasury Note	03/2018	117	17,901,000	GSC	(4,110)
30-Year U.S. Treasury Note	03/2018	(191)	(29,223,000)	GSC	(18,188)
2-Year U.S. Treasury Note	03/2018	74	15,844,094	GSC	(31,266)
2-Year U.S. Treasury Note	03/2018	84	17,985,187	GSC	(37,898)
5-Year U.S. Treasury Note	03/2018	92	10,687,094	GSC	6,929
5-Year U.S. Treasury Note	03/2018	996	115,699,407	MSCS	(637,757)
5-Year U.S. Treasury Note	03/2018	1,545	179,473,477	GSC	(735,562)
Euro	03/2018	(8)	(1,207,550)	GSC	(22,800)
90-day Eurodollar	06/2018	(246)	(60,316,125)	GSC	63,525
90-day Eurodollar	06/2018	(72)	(17,653,500)	MSCS	36,900
90-day Eurodollar	09/2018	(32)	(7,836,800)	GSC	33,600
90-day Eurodollar	12/2018	(128)	(31,313,600)	GSC	35,200
90-day Eurodollar	03/2019	(267)	(65,278,163)	MSCS	127,237
90-day Eurodollar	06/2019	(575)	(140,501,250)	MSCS	276,150
90-day Eurodollar	09/2019	(480)	(117,246,000)	MSCS	(10,145)
2-Year Midcurve Eurodollar	12/2019	(703)	(171,655,025)	MSCS	47,013
2-Year Midcurve Eurodollar	12/2019	(85)	(20,754,875)	GSC	(18,087)

Total Futures Contracts outstanding at December 31, 2017			$(121,032,650)		$179,350

Forward Foreign Currency Contracts outstanding at December 31, 2017:

Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
01/19/18	Indian Rupees	194,220,000	U.S. Dollars	2,946,075	BAR	$92,070
12/17/18	U.S. Dollars	8,859,257	Japanese Yen	970,000,000	BNP	57,349
01/18/18	South African Rand	6,499,412	U.S. Dollars	471,988	RBC	51,749
03/21/18	New Zealand Dollars	2,648,205	U.S. Dollars	1,825,103	WEST	49,800
01/19/18	U.S. Dollars	6,103,655	Japanese Yen	681,934,523	CITI	45,621
03/07/18	Russian Rubles	107,291,838	U.S. Dollars	1,805,500	DEUT	36,168
03/07/18	Russian Rubles	107,246,700	U.S. Dollars	1,805,500	GSC	35,393
03/21/18	Swedish Kronor	21,274,358	Euro	2,132,730	JPM	34,790
01/26/18	U.S. Dollars	579,472	Mexican Pesos	10,820,482	RBC	32,078

136	See Notes to Financial Statements.

Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
02/02/18	U.S. Dollars	719,894	Brazilian Reals	2,338,000	DEUT	$17,874
01/19/18	Indonesian Rupiahs	22,179,120,000	U.S. Dollars	1,620,807	BAR	15,103
03/21/18	Australian Dollars	727,888	U.S. Dollars	552,933	WEST	14,910
02/15/18	U.S. Dollars	4,171,494	Japanese Yen	467,400,000	HSBC	13,982
01/19/18	Euro	1,080,000	U.S. Dollars	1,284,604	CITI	12,794
01/10/18	Euro	1,327,000	U.S. Dollars	1,582,578	UBS	10,632
02/26/18	U.S. Dollars	19,143,766	Japanese Yen	2,150,000,000	DEUT	10,043
02/15/18	Japanese Yen	463,000,000	U.S. Dollars	4,108,361	HSBC	10,012
03/21/18	Swedish Kronor	11,454,977	Euro	1,156,519	BOA	8,881
01/19/18	Japanese Yen	126,740,000	U.S. Dollars	1,118,037	CITI	7,871
01/19/18	Japanese Yen	413,950,000	U.S. Dollars	3,669,594	CITI	7,773
12/17/18	Japanese Yen	970,000,000	U.S. Dollars	8,794,437	GSC	7,470
01/19/18	Euro	500,000	U.S. Dollars	593,365	CITI	7,282
03/21/18	New Zealand Dollars	378,184	U.S. Dollars	261,675	SS	6,076
03/21/18	New Zealand Dollars	350,000	U.S. Dollars	241,951	UBS	5,845
03/13/18	Indian Rupees	9,281,163	U.S. Dollars	141,244	HSBC	3,176
03/21/18	New Zealand Dollars	114,000	U.S. Dollars	77,865	BOA	2,845
03/21/18	Euro	138,959	U.S. Dollars	164,906	BOA	2,636
03/21/18	New Zealand Dollars	231,000	U.S. Dollars	161,041	BOA	2,504
03/22/18	U.S. Dollars	317,000	Japanese Yen	35,319,823	BOA	2,212
03/21/18	Australian Dollars	106,000	U.S. Dollars	80,514	RBC	2,179
03/21/18	Swedish Kronor	2,014,087	Euro	203,000	CITI	1,979
03/21/18	Australian Dollars	100,000	U.S. Dollars	76,036	RBC	1,976
03/22/18	Euro	146,791	Japanese Yen	19,640,904	DEUT	1,948
03/21/18	Canadian Dollars	100,388	U.S. Dollars	78,000	RBC	1,947
03/21/18	Canadian Dollars	102,885	U.S. Dollars	80,000	BOA	1,936
03/21/18	Swedish Kronor	647,294	U.S. Dollars	77,363	CITI	1,934
03/21/18	Canadian Dollars	102,843	U.S. Dollars	80,000	RBC	1,903
03/21/18	Canadian Dollars	102,818	U.S. Dollars	80,000	BOA	1,882
03/21/18	Australian Dollars	76,375	U.S. Dollars	57,738	CITI	1,844
01/19/18	Japanese Yen	130,960,000	U.S. Dollars	1,161,611	BAR	1,786
03/22/18	U.S. Dollars	158,000	Japanese Yen	17,528,709	SS	1,775
03/21/18	Canadian Dollars	103,894	U.S. Dollars	80,969	RBC	1,770
03/21/18	Canadian Dollars	102,644	U.S. Dollars	80,000	BOA	1,744
03/21/18	Canadian Dollars	102,609	U.S. Dollars	80,000	BOA	1,716
03/21/18	Canadian Dollars	102,550	U.S. Dollars	80,000	RBC	1,669
03/21/18	Canadian Dollars	102,541	U.S. Dollars	80,000	JPM	1,661
03/21/18	New Zealand Dollars	116,000	U.S. Dollars	80,490	SS	1,637
03/21/18	New Zealand Dollars	87,144	U.S. Dollars	60,062	UBS	1,635
03/21/18	Euro	68,000	British Pounds	59,367	BOA	1,618
03/21/18	British Pounds	355,122	U.S. Dollars	479,213	WEST	1,542
03/21/18	Euro	68,000	British Pounds	59,430	BOA	1,533
03/21/18	Canadian Dollars	89,739	U.S. Dollars	69,965	BOA	1,501
03/21/18	Canadian Dollars	143,771	U.S. Dollars	113,000	SS	1,497
03/21/18	Canadian Dollars	85,990	U.S. Dollars	67,000	UBS	1,481
03/21/18	Euro	68,000	British Pounds	59,473	JPM	1,475
03/21/18	British Pounds	57,000	U.S. Dollars	75,703	JPM	1,462
03/21/18	Canadian Dollars	97,180	U.S. Dollars	76,000	RBC	1,393
03/21/18	New Zealand Dollars	79,176	U.S. Dollars	54,699	SS	1,357
03/21/18	Swedish Kronor	330,053	U.S. Dollars	39,083	SS	1,351
03/21/18	New Zealand Dollars	50,466	U.S. Dollars	34,490	SS	1,240
03/21/18	Swedish Kronor	652,536	Euro	65,300	SS	1,207
03/21/18	Euro	137,218	British Pounds	121,361	DEUT	1,148
03/21/18	Swedish Kronor	325,903	U.S. Dollars	38,780	SS	1,145

See Notes to Financial Statements.	137

MEDIUM-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
03/21/18	Canadian Dollars	101,878	U.S. Dollars	80,000	RBC	$1,134
03/22/18	U.S. Dollars	188,293	Japanese Yen	21,000,110	SS	1,129
03/21/18	Euro	68,000	U.S. Dollars	80,862	UBS	1,126
03/22/18	U.S. Dollars	168,540	Japanese Yen	18,784,201	SS	1,126
03/21/18	Euro	68,912	U.S. Dollars	82,006	WEST	1,082
03/21/18	Euro	67,000	British Pounds	58,873	BOA	1,081
03/21/18	New Zealand Dollars	115,000	U.S. Dollars	80,374	BOA	1,045
03/22/18	Euro	67,892	Japanese Yen	9,068,982	UBS	1,035
03/21/18	New Zealand Dollars	118,655	U.S. Dollars	82,982	DEUT	1,025
03/21/18	Australian Dollars	41,460	U.S. Dollars	31,355	BOA	989
03/22/18	U.S. Dollars	76,000	Japanese Yen	8,417,760	CITI	977
03/22/18	Japanese Yen	18,050,560	U.S. Dollars	160,000	DEUT	876
03/21/18	Euro	68,026	U.S. Dollars	81,152	BOA	867
03/21/18	Euro	66,000	British Pounds	58,143	RBC	864
03/21/18	Canadian Dollars	53,401	U.S. Dollars	41,663	BOA	864
03/21/18	Euro	68,004	U.S. Dollars	81,137	UBS	855
03/21/18	Swedish Kronor	676,229	Euro	68,000	SS	854
03/21/18	Euro	66,000	British Pounds	58,159	RBC	842
03/21/18	British Pounds	46,000	U.S. Dollars	61,432	SS	842
03/21/18	Swedish Kronor	349,350	U.S. Dollars	41,968	SS	830
03/21/18	Euro	70,396	U.S. Dollars	84,051	UBS	825
03/21/18	Euro	68,528	British Pounds	60,438	CITI	804
03/21/18	Euro	67,000	U.S. Dollars	79,981	BOA	801
03/21/18	Australian Dollars	40,000	U.S. Dollars	30,428	SS	776
03/21/18	Euro	134,705	Swiss Francs	156,598	SS	770
03/21/18	Canadian Dollars	38,608	U.S. Dollars	30,000	SS	747
03/21/18	Canadian Dollars	54,415	U.S. Dollars	42,604	SS	732
03/21/18	Euro	68,000	British Pounds	60,025	UBS	727
03/21/18	Canadian Dollars	43,189	U.S. Dollars	33,713	SS	682
03/21/18	Canadian Dollars	43,830	U.S. Dollars	34,242	UBS	664
03/21/18	Euro	68,000	British Pounds	60,079	JPM	653
03/21/18	Canadian Dollars	41,528	U.S. Dollars	32,439	BOA	633
03/21/18	Euro	67,784	British Pounds	59,911	BOA	621
03/22/18	Japanese Yen	18,021,712	U.S. Dollars	160,000	BOA	618
03/21/18	Euro	101,627	Swiss Francs	118,121	WEST	604
03/22/18	Japanese Yen	18,021,753	U.S. Dollars	160,017	SS	602
03/22/18	U.S. Dollars	240,000	Japanese Yen	26,862,096	BOA	592
03/21/18	Norwegian Kroner	370,937	U.S. Dollars	44,703	SS	576
03/21/18	Euro	66,000	Swiss Francs	76,536	UBS	574
03/21/18	Euro	66,000	British Pounds	58,363	BOA	566
03/21/18	Australian Dollars	200,000	New Zealand Dollars	219,578	BOA	565
03/21/18	Swiss Francs	37,465	U.S. Dollars	38,109	UBS	563
03/21/18	Canadian Dollars	65,995	U.S. Dollars	52,000	SS	557
03/21/18	Norwegian Kroner	1,347,701	Euro	136,000	BOA	535
03/21/18	Euro	70,275	Swiss Francs	81,587	BOA	515
03/21/18	Norwegian Kroner	1,347,529	Euro	136,000	SS	514
03/21/18	Euro	66,000	British Pounds	58,404	SS	510
03/21/18	Euro	66,000	British Pounds	58,406	BOA	508
03/21/18	Euro	66,000	Swiss Francs	76,603	UBS	505
03/21/18	Norwegian Kroner	601,533	Euro	60,508	BOA	473
03/21/18	Norwegian Kroner	442,337	U.S. Dollars	53,521	SS	473
03/22/18	Japanese Yen	8,852,051	U.S. Dollars	78,443	BOA	451
03/22/18	Japanese Yen	9,026,240	U.S. Dollars	80,000	SS	446
03/21/18	Swiss Francs	82,554	Euro	70,309	UBS	442

138	See Notes to Financial Statements.

Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
03/21/18	Euro	64,000	British Pounds	56,696	DEUT	$411
03/21/18	Swiss Francs	155,746	Euro	133,000	JPM	407
03/21/18	Euro	69,111	Swiss Francs	80,343	SS	396
03/22/18	Japanese Yen	9,018,960	U.S. Dollars	80,000	BOA	381
03/21/18	U.S. Dollars	80,374	New Zealand Dollars	113,009	BOA	365
03/22/18	U.S. Dollars	30,531	Japanese Yen	3,386,926	SS	345
03/21/18	Swedish Kronor	425,991	Euro	43,000	SS	341
03/21/18	Swiss Francs	91,826	Euro	78,332	DEUT	340
03/22/18	Japanese Yen	9,016,889	U.S. Dollars	80,031	UBS	332
03/21/18	Euro	68,000	Swiss Francs	79,123	JPM	315
03/21/18	Euro	73,467	Swiss Francs	85,526	RBC	297
03/21/18	Euro	67,000	Norwegian Kroner	659,407	SS	290
03/21/18	Norwegian Kroner	683,083	Euro	68,924	BOA	280
03/21/18	British Pounds	28,566	U.S. Dollars	38,408	BOA	263
03/21/18	British Pounds	24,032	U.S. Dollars	32,272	CITI	262
03/21/18	Norwegian Kroner	289,159	U.S. Dollars	35,042	JPM	255
03/22/18	U.S. Dollars	79,000	Japanese Yen	8,837,026	BOA	240
03/21/18	Norwegian Kroner	651,526	Euro	65,768	RBC	234
03/21/18	Norwegian Kroner	673,223	Euro	68,000	RBC	191
03/21/18	U.S. Dollars	79,992	Canadian Dollars	100,209	CITI	187
03/21/18	British Pounds	28,116	U.S. Dollars	37,880	SS	183
03/22/18	Japanese Yen	8,328,967	U.S. Dollars	74,050	CITI	182
03/21/18	British Pounds	41,682	U.S. Dollars	56,250	SS	178
03/21/18	U.S. Dollars	62,673	British Pounds	46,164	SS	177
03/21/18	Euro	67,030	Norwegian Kroner	660,698	CITI	168
03/21/18	U.S. Dollars	80,151	New Zealand Dollars	112,989	CITI	156
03/21/18	Euro	13,825	Norwegian Kroner	135,374	SS	144
03/21/18	Euro	25,000	U.S. Dollars	30,004	SS	138
03/22/18	Japanese Yen	8,991,504	U.S. Dollars	80,000	JPM	137
03/21/18	Norwegian Kroner	652,996	Euro	66,000	RBC	133
03/22/18	Japanese Yen	8,989,862	U.S. Dollars	80,007	CITI	116
03/21/18	U.S. Dollars	88,129	Australian Dollars	112,837	BOA	102
03/21/18	Euro	24,952	U.S. Dollars	29,991	SS	93
03/21/18	Australian Dollars	32,000	New Zealand Dollars	35,132	UBS	91
03/21/18	Euro	67,000	Swiss Francs	78,180	SS	83
03/21/18	U.S. Dollars	80,762	New Zealand Dollars	113,961	SS	79
03/21/18	Norwegian Kroner	295,676	Euro	29,870	BOA	78
03/22/18	Japanese Yen	4,709,618	U.S. Dollars	41,899	JPM	75
03/22/18	Japanese Yen	8,872,284	U.S. Dollars	79,000	BOA	74
03/21/18	Swiss Francs	77,161	Euro	66,000	CITI	71
03/22/18	Japanese Yen	3,987,253	U.S. Dollars	35,465	JPM	71
03/21/18	Swiss Francs	74,824	Euro	64,000	BOA	70
03/22/18	U.S. Dollars	161,009	Japanese Yen	18,057,926	JPM	67
03/21/18	Swiss Francs	77,149	Euro	66,000	DEUT	59
03/21/18	Swiss Francs	76,506	Euro	65,456	BOA	52
03/22/18	U.S. Dollars	80,000	Japanese Yen	8,970,376	BOA	51
03/22/18	U.S. Dollars	80,000	Japanese Yen	8,970,400	JPM	51
03/22/18	U.S. Dollars	80,318	Japanese Yen	9,007,397	BOA	40
03/21/18	Australian Dollars	211,000	New Zealand Dollars	232,448	UBS	35
03/21/18	Euro	66,000	Norwegian Kroner	651,656	SS	30
03/21/18	U.S. Dollars	80,744	New Zealand Dollars	114,016	JPM	21
03/22/18	U.S. Dollars	79,978	Japanese Yen	8,971,656	DEUT	18
03/21/18	U.S. Dollars	39,298	British Pounds	29,022	BOA	9
03/21/18	Euro	67,981	Norwegian Kroner	671,426	SS	5

`See Notes to Financial Statements.	139

MEDIUM-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
03/21/18	U.S. Dollars	65,142	Euro	54,026	JPM	$3

Subtotal Appreciation						$710,049

03/22/18	Japanese Yen	10,657,860	U.S. Dollars	95,000	BOA	(12)
03/21/18	U.S. Dollars	32,576	Swiss Francs	31,573	SS	(14)
03/21/18	Swiss Francs	85,316	Euro	73,054	BOA	(17)
03/21/18	Swiss Francs	79,410	Euro	68,000	BOA	(18)
03/22/18	Japanese Yen	22,438,000	U.S. Dollars	200,000	CITI	(21)
03/21/18	Euro	66,998	Swedish Kronor	659,586	JPM	(23)
03/22/18	Japanese Yen	838,139	U.S. Dollars	7,518	CITI	(48)
03/21/18	U.S. Dollars	81,102	Australian Dollars	104,026	JPM	(51)
03/21/18	U.S. Dollars	81,173	British Pounds	60,000	SS	(53)
03/21/18	U.S. Dollars	38,615	British Pounds	28,566	SS	(57)
03/21/18	British Pounds	63,032	U.S. Dollars	85,436	SS	(105)
03/21/18	Euro	40,982	Norwegian Kroner	405,701	JPM	(111)
03/21/18	U.S. Dollars	50,153	British Pounds	37,132	JPM	(115)
03/21/18	Swiss Francs	164,239	Euro	140,707	UBS	(119)
03/22/18	Japanese Yen	3,389,325	U.S. Dollars	30,342	SS	(135)
03/22/18	Japanese Yen	8,959,624	U.S. Dollars	80,000	BOA	(147)
03/21/18	U.S. Dollars	37,504	Canadian Dollars	47,301	SS	(166)
03/21/18	British Pounds	24,420	Euro	27,557	SS	(166)
03/21/18	U.S. Dollars	35,485	Australian Dollars	45,709	JPM	(173)
03/21/18	U.S. Dollars	31,791	Canadian Dollars	40,154	BOA	(187)
03/22/18	Japanese Yen	8,729,806	U.S. Dollars	78,000	SS	(196)
03/21/18	U.S. Dollars	38,705	Swedish Kronor	317,554	SS	(197)
03/22/18	Japanese Yen	8,952,792	U.S. Dollars	80,000	BOA	(208)
03/21/18	U.S. Dollars	160,518	Australian Dollars	206,035	BOA	(215)
03/21/18	U.S. Dollars	31,900	British Pounds	23,728	SS	(223)
03/21/18	U.S. Dollars	33,714	Swiss Francs	32,878	SS	(224)
03/22/18	U.S. Dollars	80,000	Japanese Yen	9,001,776	DEUT	(228)
03/21/18	U.S. Dollars	35,870	Swiss Francs	34,979	CITI	(235)
03/21/18	British Pounds	66,110	Euro	74,433	BOA	(245)
03/21/18	Swiss Francs	156,264	Euro	134,000	BOA	(264)
03/21/18	U.S. Dollars	33,603	Euro	28,094	JPM	(269)
03/21/18	U.S. Dollars	42,558	Euro	35,531	BOA	(281)
03/21/18	Euro	67,988	Swedish Kronor	671,447	SS	(283)
03/21/18	Norwegian Kroner	254,462	Euro	26,000	SS	(287)
03/21/18	U.S. Dollars	64,816	Euro	54,000	SS	(291)
03/22/18	Japanese Yen	7,728,823	U.S. Dollars	69,181	BOA	(298)
03/21/18	Norwegian Kroner	669,208	Euro	68,000	RBC	(299)
03/22/18	Japanese Yen	8,717,139	U.S. Dollars	78,000	BOA	(309)
03/22/18	Japanese Yen	9,164,329	Euro	68,004	DEUT	(321)
03/22/18	U.S. Dollars	80,000	Japanese Yen	9,012,176	BOA	(321)
03/21/18	U.S. Dollars	80,843	Australian Dollars	104,044	SS	(324)
03/21/18	U.S. Dollars	32,017	New Zealand Dollars	45,701	BOA	(339)
03/21/18	U.S. Dollars	80,373	New Zealand Dollars	114,004	JPM	(341)
03/21/18	U.S. Dollars	54,699	British Pounds	40,658	SS	(342)
04/03/18	U.S. Dollars	6,441	Danish Kroner	42,000	BNP	(370)
03/21/18	Norwegian Kroner	328,848	Swedish Kronor	330,712	JPM	(373)
03/21/18	Euro	41,018	Swedish Kronor	406,819	UBS	(382)
03/21/18	U.S. Dollars	31,355	Euro	26,329	CITI	(389)
03/22/18	Japanese Yen	3,796,667	U.S. Dollars	34,242	UBS	(404)
03/21/18	U.S. Dollars	41,918	New Zealand Dollars	59,780	SS	(406)
03/21/18	U.S. Dollars	16,857	Canadian Dollars	21,692	SS	(418)

140	See Notes to Financial Statements.

Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
03/21/18	U.S. Dollars	38,653	New Zealand Dollars	55,229	BOA	$(449)
03/21/18	U.S. Dollars	44,413	Canadian Dollars	56,335	BOA	(452)
03/21/18	U.S. Dollars	125,236	Swiss Francs	121,772	SS	(459)
03/21/18	U.S. Dollars	76,952	Euro	64,205	SS	(459)
03/21/18	U.S. Dollars	39,505	Euro	33,147	BOA	(461)
03/22/18	Japanese Yen	8,699,067	U.S. Dollars	78,000	BOA	(470)
03/22/18	Japanese Yen	8,808,065	U.S. Dollars	79,000	UBS	(498)
03/22/18	Japanese Yen	8,873,145	Euro	66,000	BOA	(500)
03/21/18	Norwegian Kroner	535,786	Euro	54,660	BOA	(501)
03/21/18	U.S. Dollars	32,259	Australian Dollars	42,053	BOA	(547)
03/21/18	U.S. Dollars	35,590	Australian Dollars	46,365	SS	(580)
03/21/18	British Pounds	118,913	Euro	134,000	SS	(582)
03/22/18	U.S. Dollars	80,000	Japanese Yen	9,041,992	BOA	(587)
03/21/18	U.S. Dollars	51,555	Australian Dollars	66,865	BOA	(608)
03/21/18	U.S. Dollars	81,336	Euro	67,968	CITI	(614)
03/21/18	Norwegian Kroner	666,513	Euro	68,000	BOA	(628)
03/21/18	U.S. Dollars	23,996	New Zealand Dollars	34,793	SS	(638)
03/21/18	Norwegian Kroner	616,916	Euro	63,013	BOA	(670)
03/21/18	U.S. Dollars	32,532	Australian Dollars	42,563	DEUT	(673)
03/21/18	U.S. Dollars	79,000	Canadian Dollars	100,103	RBC	(720)
03/21/18	U.S. Dollars	37,877	Swedish Kronor	315,135	CITI	(729)
03/21/18	U.S. Dollars	81,219	Euro	67,968	CITI	(730)
03/21/18	U.S. Dollars	31,812	New Zealand Dollars	46,000	JPM	(756)
03/21/18	U.S. Dollars	80,650	New Zealand Dollars	115,000	DEUT	(769)
03/21/18	Norwegian Kroner	625,677	Euro	64,000	SS	(790)
03/21/18	U.S. Dollars	41,522	Swedish Kronor	345,500	JPM	(803)
03/21/18	Euro	103,816	Norwegian Kroner	1,032,188	JPM	(826)
03/21/18	U.S. Dollars	30,316	Australian Dollars	40,000	SS	(889)
03/21/18	U.S. Dollars	80,525	New Zealand Dollars	115,008	RBC	(899)
03/21/18	U.S. Dollars	78,174	Canadian Dollars	99,299	JPM	(905)
03/22/18	Japanese Yen	9,109,172	Euro	68,119	CITI	(951)
03/21/18	U.S. Dollars	79,954	Canadian Dollars	101,732	SS	(1,063)
03/21/18	U.S. Dollars	80,000	Canadian Dollars	101,883	DEUT	(1,138)
03/21/18	U.S. Dollars	61,092	Swedish Kronor	508,104	CITI	(1,153)
03/21/18	Euro	68,000	New Zealand Dollars	117,525	BOA	(1,219)
03/21/18	British Pounds	60,604	Euro	69,065	BOA	(1,226)
03/21/18	Euro	638,003	Swiss Francs	746,524	UBS	(1,339)
03/22/18	Japanese Yen	16,892,216	U.S. Dollars	152,000	SS	(1,448)
03/21/18	U.S. Dollars	80,379	Australian Dollars	105,000	BOA	(1,534)
03/21/18	U.S. Dollars	75,604	Swiss Francs	74,752	WEST	(1,556)
03/21/18	U.S. Dollars	81,000	Canadian Dollars	103,716	SS	(1,598)
03/21/18	U.S. Dollars	48,289	Australian Dollars	64,000	BOA	(1,639)
03/21/18	U.S. Dollars	79,000	Canadian Dollars	101,421	BOA	(1,770)
03/21/18	U.S. Dollars	76,095	New Zealand Dollars	110,000	SS	(1,784)
03/21/18	Norwegian Kroner	12,851,992	Euro	1,302,734	UBS	(1,899)
01/31/18	U.S. Dollars	246,832	Euro	206,917	JPM	(1,923)
01/10/18	U.S. Dollars	193,664	Euro	163,000	DEUT	(2,036)
03/21/18	U.S. Dollars	162,841	Swiss Francs	159,804	JPM	(2,112)
03/21/18	British Pounds	121,742	Euro	138,483	JPM	(2,158)
03/21/18	U.S. Dollars	79,169	New Zealand Dollars	115,000	UBS	(2,250)
03/21/18	U.S. Dollars	82,185	New Zealand Dollars	119,442	SS	(2,379)
03/21/18	U.S. Dollars	338,773	Canadian Dollars	428,416	BOA	(2,409)
01/10/18	U.S. Dollars	374,118	British Pounds	279,000	UBS	(2,708)
03/21/18	U.S. Dollars	190,000	Canadian Dollars	242,330	RBC	(2,987)

See Notes to Financial Statements.	141

MEDIUM-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
03/21/18	U.S. Dollars	159,965	Canadian Dollars	205,115	RBC	$(3,385)
03/21/18	U.S. Dollars	158,512	New Zealand Dollars	230,000	BOA	(4,326)
02/15/18	Japanese Yen	37,129,513	U.S. Dollars	335,000	JPM	(4,734)
03/21/18	U.S. Dollars	299,116	Euro	252,306	SS	(5,090)
03/21/18	U.S. Dollars	160,022	Australian Dollars	212,000	BOA	(5,364)
03/14/18	U.S. Dollars	310,000	South Korean Won	336,923,500	HSBC	(5,962)
03/22/18	U.S. Dollars	1,579,035	Japanese Yen	178,055,967	DEUT	(7,888)
03/22/18	U.S. Dollars	1,577,315	Japanese Yen	178,055,967	WEST	(9,609)
03/14/18	U.S. Dollars	654,000	South Korean Won	707,752,260	BNP	(9,720)
03/21/18	Norwegian Kroner	12,892,272	Euro	1,316,866	JPM	(14,020)
01/19/18	U.S. Dollars	1,301,102	Chinese Offshore Yuan	8,611,515	BAR	(19,590)
01/19/18	U.S. Dollars	1,504,640	British Pounds	1,128,669	BAR	(20,262)
01/10/18	U.S. Dollars	1,364,824	Euro	1,154,000	UBS	(20,680)
01/19/18	U.S. Dollars	1,855,845	Euro	1,563,001	CITI	(21,779)
02/15/18	Japanese Yen	240,500,000	U.S. Dollars	2,162,960	GSC	(23,719)
04/03/18	U.S. Dollars	417,101	Danish Kroner	2,800,000	BNP	(36,906)
01/19/18	Mexican Pesos	35,260,000	U.S. Dollars	1,850,974	BAR	(64,659)
01/10/18	U.S. Dollars	6,616,789	British Pounds	4,971,000	UBS	(97,193)
01/19/18	Brazilian Reals	11,180,600	U.S. Dollars	3,481,318	CITI	(118,609)
01/19/18	U.S. Dollars	7,278,809	Chinese Yuan Renminbi	48,702,511	BAR	(189,917)
01/19/18	U.S. Dollars	4,589,236	Philippine Pesos	238,833,000	BAR	(193,259)
01/18/18	U.S. Dollars	1,210,328	South African Rand	17,532,323	CITI	(202,465)
03/14/18	U.S. Dollars	7,939,496	South Korean Won	8,835,706,800	UBS	(346,497)

Subtotal Depreciation						$(1,498,124)

Total Forward Foreign Currency Contracts outstanding at December 31, 2017						$(788,075)

142	See Notes to Financial Statements.

Swap agreements outstanding at December 31, 2017:

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Credit Default Swaps on Corporate and Sovereign Issues — Buy Protection
Peoples Republic of China, 4.25% due 10/28/14 (Pay Quarterly; Receive Quarterly)	(1.00)%	3/20/2019	CITI	USD	120,000	$(1,314)	$(233)	$(1,081)
Peoples Republic of China, 4.25% due 10/28/14 (Pay Quarterly; Receive Quarterly)	(1.00)%	3/20/2019	JPM	USD	120,000	(1,314)	(407)	(907)
Peoples Republic of China, 4.25% due 10/28/14 (Pay Quarterly; Receive Quarterly)	(1.00)%	3/20/2019	CITI	USD	190,000	(2,081)	(657)	(1,424)
Peoples Republic of China, 4.25% due 10/28/14 (Pay Quarterly; Receive Quarterly)	(1.00)%	3/20/2019	CITI	USD	20,000	(219)	(133)	(86)
Peoples Republic of China, 4.25% due 10/28/14 (Pay Quarterly; Receive Quarterly)	(1.00)%	3/20/2019	JPM	USD	60,000	(657)	(233)	(424)
Peoples Republic of China, 4.25% due 10/28/14 (Pay Quarterly; Receive Quarterly)	(1.00)%	3/20/2019	CITI	USD	180,000	(1,971)	(454)	(1,517)
Peoples Republic of China, 4.25% due 10/28/14 (Pay Quarterly; Receive Quarterly)	(1.00)%	3/20/2019	CITI	USD	190,000	(2,081)	(517)	(1,564)
Peoples Republic of China, 4.25% due 10/28/14 (Pay Quarterly; Receive Quarterly)	(1.00)%	3/20/2019	CITI	USD	130,000	(1,424)	(228)	(1,196)
Peoples Republic of China, 4.25% due 10/28/14 (Pay Quarterly; Receive Quarterly)	(1.00)%	3/20/2019	CITI	USD	80,000	(876)	(332)	(544)
Peoples Republic of China, 4.25% due 10/28/14 (Pay Quarterly; Receive Quarterly)	(1.00)%	3/20/2019	CITI	USD	140,000	(1,533)	(789)	(744)
Peoples Republic of China, 4.25% due 10/28/14 (Pay Quarterly; Receive Quarterly)	(1.00)%	3/20/2019	CITI	USD	220,000	(2,410)	(1,463)	(947)
Peoples Republic of China, 4.25% due 10/28/14 (Pay Quarterly; Receive Quarterly)	(1.00)%	3/20/2019	CITI	USD	430,000	(4,710)	(2,679)	(2,031)
Peoples Republic of China, 4.25% due 10/28/14 (Pay Quarterly; Receive Quarterly)	(1.00)%	6/20/2019	CITI	USD	950,000	(12,111)	—	(12,111)
Peoples Republic of China, 4.25% due 10/28/14 (Pay Quarterly; Receive Quarterly)	(1.00)%	6/20/2019	CITI	USD	210,000	(2,677)	(1,523)	(1,154)
Peoples Republic of China, 4.25% due 10/28/14 (Pay Quarterly; Receive Quarterly)	(1.00)%	6/20/2019	CITI	USD	60,000	(765)	(387)	(378)
Peoples Republic of China, 4.25% due 10/28/14 (Pay Quarterly; Receive Quarterly)	(1.00)%	6/20/2019	JPM	USD	10,000	(127)	(63)	(64)
Peoples Republic of China, 4.25% due 10/28/14 (Pay Quarterly; Receive Quarterly)	(1.00)%	6/20/2019	CITI	USD	120,000	(1,530)	(781)	(749)
Peoples Republic of China, 4.25% due 10/28/14 (Pay Quarterly; Receive Quarterly)	(1.00)%	6/20/2019	JPM	USD	50,000	(637)	(353)	(284)
Peoples Republic of China, 4.25% due 10/28/14 (Pay Quarterly; Receive Quarterly)	(1.00)%	6/20/2019	CITI	USD	120,000	(1,530)	(793)	(737)
Peoples Republic of China, 4.25% due 10/28/14 (Pay Quarterly; Receive Quarterly)	(1.00)%	6/20/2019	BOA	USD	20,000	(255)	(136)	(119)
Peoples Republic of China, 4.25% due 10/28/14 (Pay Quarterly; Receive Quarterly)	(1.00)%	6/20/2019	CITI	USD	60,000	(765)	(392)	(373)
Peoples Republic of China, 4.25% due 10/28/14 (Pay Quarterly; Receive Quarterly)	(1.00)%	6/20/2019	CITI	USD	250,000	(3,187)	(1,704)	(1,483)
Peoples Republic of China, 4.25% due 10/28/14 (Pay Quarterly; Receive Quarterly)	(1.00)%	6/20/2019	BOA	USD	30,000	(382)	(184)	(198)
Peoples Republic of China, 4.25% due 10/28/14 (Pay Quarterly; Receive Quarterly)	(1.00)%	6/20/2019	CITI	USD	120,000	(1,530)	(1,567)	37
Peoples Republic of China, 4.25% due 10/28/14 (Pay Quarterly; Receive Quarterly)	(1.00)%	6/20/2019	CITI	USD	80,000	(1,020)	(1,231)	211
Credit Suisse (USA), Inc. 6.5% due 1/15/2018 (Pay Quarterly; Receive Semiannually)	(1.00)%	9/20/2020	GSC	USD	300,000	(1,788)	6,900	(8,688)

See Notes to Financial Statements.	143

MEDIUM-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Peoples Republic of China, 4.25% due 10/28/14 (Pay Quarterly; Receive Quarterly)	(1.00)%	12/20/2020	CITI	USD	60,000	$(1,291)	$404	$(1,695)
Peoples Republic of China, 4.25% due 10/28/14 (Pay Quarterly; Receive Quarterly)	(1.00)%	12/20/2020	JPM	USD	60,000	(1,291)	323	(1,614)
Peoples Republic of China, 4.25% due 10/28/14 (Pay Quarterly; Receive Quarterly)	(1.00)%	12/20/2020	JPM	USD	90,000	(1,936)	793	(2,729)
Peoples Republic of China, 4.25% due 10/28/14 (Pay Quarterly; Receive Quarterly)	(1.00)%	12/20/2020	CITI	USD	270,000	(5,808)	2,259	(8,067)
Peoples Republic of China, 4.25% due 10/28/14 (Pay Quarterly; Receive Quarterly)	(1.00)%	12/20/2020	JPM	USD	100,000	(2,151)	805	(2,956)
Peoples Republic of China, 4.25% due 10/28/14 (Pay Quarterly; Receive Quarterly)	(1.00)%	12/20/2020	BOA	USD	300,000	(6,454)	1,691	(8,145)
Peoples Republic of China, 4.25% due 10/28/14 (Pay Quarterly; Receive Quarterly)	(1.00)%	12/20/2020	JPM	USD	340,000	(7,314)	573	(7,887)
Peoples Republic of China, 4.25% due 10/28/14 (Pay Quarterly; Receive Quarterly)	(1.00)%	6/20/2021	CITI	USD	90,000	(2,037)	874	(2,911)
Peoples Republic of China, 4.25% due 10/28/14 (Pay Quarterly; Receive Quarterly)	(1.00)%	6/20/2021	BOA	USD	60,000	(1,358)	578	(1,936)
Peoples Republic of China, 4.25% due 10/28/14 (Pay Quarterly; Receive Quarterly)	(1.00)%	6/20/2021	JPM	USD	30,000	(679)	(252)	(427)
Peoples Republic of China, 4.25% due 10/28/14 (Pay Quarterly; Receive Quarterly)	(1.00)%	6/20/2021	CITI	USD	30,000	(679)	291	(970)
Peoples Republic of China, 4.25% due 10/28/14 (Pay Quarterly; Receive Quarterly)	(1.00)%	6/20/2021	CITI	USD	70,000	(1,584)	796	(2,380)
Peoples Republic of China, 4.25% due 10/28/14 (Pay Quarterly; Receive Quarterly)	(1.00)%	6/20/2021	BOA	USD	460,000	(10,410)	5,499	(15,909)
Peoples Republic of China, 4.25% due 10/28/14 (Pay Quarterly; Receive Quarterly)	(1.00)%	6/20/2021	DEUT	USD	60,000	(1,358)	714	(2,072)
Peoples Republic of China, 4.25% due 10/28/14 (Pay Quarterly; Receive Quarterly)	(1.00)%	6/20/2021	CITI	USD	80,000	(1,811)	870	(2,681)
Peoples Republic of China, 4.25% due 10/28/14 (Pay Quarterly; Receive Quarterly)	(1.00)%	6/20/2021	DEUT	USD	130,000	(2,942)	1,411	(4,353)
Peoples Republic of China, 4.25% due 10/28/14 (Pay Quarterly; Receive Quarterly)	(1.00)%	6/20/2021	CITI	USD	160,000	(3,621)	1,566	(5,187)
Peoples Republic of China, 4.25% due 10/28/14 (Pay Quarterly; Receive Quarterly)	(1.00)%	6/20/2021	CITI	USD	60,000	(1,358)	577	(1,935)
Peoples Republic of China, 4.25% due 10/28/14 (Pay Quarterly; Receive Quarterly)	(1.00)%	6/20/2021	JPM	USD	40,000	(905)	411	(1,316)
Peoples Republic of China, 4.25% due 10/28/14 (Pay Quarterly; Receive Quarterly)	(1.00)%	6/20/2021	JPM	USD	150,000	(3,395)	762	(4,157)
Peoples Republic of China, 4.25% due 10/28/14 (Pay Quarterly; Receive Quarterly)	(1.00)%	6/20/2021	CITI	USD	270,000	(6,110)	1,372	(7,482)
Peoples Republic of China, 4.25% due 10/28/14 (Pay Quarterly; Receive Quarterly)	(1.00)%	6/20/2021	JPM	USD	60,000	(1,358)	216	(1,574)
Peoples Republic of China, 4.25% due 10/28/14 (Pay Quarterly; Receive Quarterly)	(1.00)%	6/20/2021	DEUT	USD	60,000	(1,358)	223	(1,581)
Peoples Republic of China, 4.25% due 10/28/14 (Pay Quarterly; Receive Quarterly)	(1.00)%	6/20/2021	DEUT	USD	110,000	(2,489)	253	(2,742)
Peoples Republic of China, 4.25% due 10/28/14 (Pay Quarterly; Receive Quarterly)	(1.00)%	6/20/2021	JPM	USD	40,000	(905)	87	(992)
Peoples Republic of China, 4.25% due 10/28/14 (Pay Quarterly; Receive Quarterly)	(1.00)%	6/20/2021	CITI	USD	160,000	(3,621)	349	(3,970)
Peoples Republic of China, 4.25% due 10/28/14 (Pay Quarterly; Receive Quarterly)	(1.00)%	6/20/2022	JPM	USD	460,000	(10,855)	(4,609)	(6,246)

144	See Notes to Financial Statements.

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Peoples Republic of China, 4.25% due 10/28/14 (Pay Quarterly; Receive Quarterly)	(1.00)%	12/20/2021	JPM	USD	220,000	$(5,222)	$846	$(6,068)
Peoples Republic of China, 4.25% due 10/28/14 (Pay Quarterly; Receive Quarterly)	(1.00)%	12/20/2021	DEUT	USD	20,000	(475)	131	(606)
Peoples Republic of China, 4.25% due 10/28/14 (Pay Quarterly; Receive Quarterly)	(1.00)%	12/20/2021	DEUT	USD	410,000	(9,732)	1,508	(11,240)
Peoples Republic of China, 7.5% due 10/28/27 (Pay Quarterly; Receive Quarterly)	(1.00)%	6/20/2022	JPM	USD	170,000	(4,012)	(2,226)	(1,786)
Peoples Republic of China, 7.5% due 10/28/27 (Pay Quarterly; Receive Quarterly)	(1.00)%	6/20/2022	CITI	USD	130,000	(3,068)	(2,277)	(791)
Peoples Republic of China, 7.5% due 10/28/27 (Pay Quarterly; Receive Quarterly)	(1.00)%	6/20/2022	JPM	USD	180,000	(4,248)	(3,428)	(820)

						$(160,729)	$3,051	$(163,780)

Reference Obligation	Implied Credit Spread	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Credit Default Swaps on Corporate Issuers — Sell Protection
Berkshire Hathaway, Inc., 1.55% due 02/09/18 (Pay Semiannually; Receive Quarterly)	0.39%	1.00%	12/20/2021	ICE	USD	400,000	$9,410	$5,258	$4,152
Berkshire Hathaway, Inc., 1.55% due 02/09/18 (Pay Semiannually; Receive Quarterly)	0.47%	1.00%	6/20/2022	ICE	USD	100,000	2,314	1,852	462

							$11,724	$7,110	$4,614

Swap agreements with CME, LCH and ICE counterparties are centrally cleared swaps.

Reference Obligation	Implied Credit Spread	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Credit Default Swaps on Credit Indices — Sell Protection
Dow Jones CDX.NA.IG.28 (Pay Quarterly; Receive Quarterly)	0.47%	1.00%	6/20/2022	ICE	USD	4,050,000	$91,598	$83,421	$8,177
Dow Jones CDX.NA.HY29 Index (Pay Quarterly; Receive Quarterly)	3.07%	0.50%	12/20/2022	ICE	USD	6,200,000	523,831	540,298	(16,467)
Dow Jones CMBX.NA.AAA.7 Index (Pay Monthly; Receive Monthly)	0.40%	0.50%	1/17/2047	GSC	USD	1,700,000	9,258	(75,678)	84,936
Dow Jones CMBX.NA.AAA.8 Index (Pay Monthly; Receive Monthly)	0.43%	0.50%	10/17/2057	DEUT	USD	600,000	2,664	(41,341)	44,005
Dow Jones CMBX.NA.AAA.8 Index (Pay Monthly; Receive Monthly)	0.43%	0.50%	10/17/2057	DEUT	USD	1,100,000	4,883	(75,585)	80,468
Dow Jones CMBX.NA.AAA.8 Index (Pay Monthly; Receive Monthly)	0.43%	0.50%	10/17/2057	GSC	USD	1,700,000	7,547	(102,781)	110,328

							$639,781	$328,334	$311,447

Swap agreements with CME, LCH and ICE counterparties are centrally cleared swaps.

See Notes to Financial Statements.	145

MEDIUM-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Interest Rate Swaps
6-Month CDOR (Pay Semiannually; Receive Semiannually)	1.00%	3/21/2019	LCH	CAD	1,360,000	$(10,999)	$(10,650)	$(349)
3-Month LIBOR (Pay Semiannually; Receive Quarterly)	(1.50)%	5/15/2019	CME	USD	31,900,000	182,609	146,051	36,558
3-Month LIBOR (Pay Annually; Receive Quarterly)	1.00%	9/19/2019	LCH	GBP	97,100,000	258,812	167,715	91,097
3-Month LIBOR (Pay Semiannually; Receive Quarterly)	(2.00)%	12/16/2019	CME	USD	3,500,000	3,319	(26,031)	29,350
6-Month LIBOR (Pay Semiannually; Receive Semiannually)	0.75%	3/21/2020	LCH	GBP	5,980,000	(14,443)	(25,669)	11,226
3-Month NZBOR (Pay Semiannually; Receive Quarterly)	(2.25)%	3/21/2020	LCH	NZD	12,210,000	7,561	(631)	8,192
3-Month LIBOR (Pay Quarterly; Receive Semiannually)	1.75%	3/21/2020	LCH	USD	6,400,000	(48,675)	(42,164)	(6,511)
3-Month LIBOR (Pay Semiannually; Receive Quarterly)	(1.25)%	6/21/2020	CME	USD	9,500,000	199,815	220,586	(20,771)
3-Month LIBOR (Pay Quarterly; Receive Semiannually)	1.86%	8/6/2020	LCH	USD	16,980,000	(125,638)	(72,674)	(52,964)
3-Month LIBOR (Pay Quarterly; Receive Annually)	(1.00)%	9/18/2020	LCH	GBP	97,100,000	(16,180)	49,461	(65,641)
3-Month LIBOR (Pay Quarterly; Receive Semiannually)	2.14%	11/20/2020	LCH	USD	41,450,000	(119,425)	(30,013)	(89,412)
3-Month LIBOR (Pay Quarterly; Receive Semiannually)	2.23%	12/12/2020	LCH	USD	6,700,000	(8,836)	—	(8,836)
3-Month STIBOR (Pay Annually; Receive Quarterly)	(0.25)%	3/21/2021	LCH	SEK	6,640,000	(1,828)	(2,098)	270
3-Month LIBOR (Pay Semiannually; Receive Quarterly)	(1.25)%	6/21/2021	CME	USD	7,800,000	246,748	233,690	13,058
6-Month EURIBOR (Pay Semiannually; Receive Annually)	0.35%	12/16/2021	LCH	EUR	9,800,000	(29,780)	(23,999)	(5,781)
3-Month STIBOR (Pay Annually; Receive Quarterly)	(0.50)%	12/16/2021	LCH	SEK	61,670,000	35,378	31,353	4,025
3-Month LIBOR (Pay Quarterly; Receive Semiannually)	2.25%	5/31/2022	GSC	USD	13,923,000	(10,125)	25,854	(35,979)
6-Month CDOR (Pay Semiannually; Receive Semiannually)	2.03%	7/18/2022	LCH	CAD	8,190,000	(57,825)	(25,734)	(32,091)
MXN-TIIE-Banxico (Pay Lunar; Receive Lunar)	(6.75)%	12/14/2022	CME	MXN	10,000	25	23	2
MXN-TIIE-Banxico (Pay Lunar; Receive Lunar)	7.50%	3/15/2023	CME	MXN	27,175,000	(27,080)	(12,907)	(14,173)
6-Month CDOR (Pay Semiannually; Receive Semiannually)	1.50%	3/21/2023	LCH	CAD	1,360,000	(40,002)	(33,511)	(6,491)
6-Month EURIBOR (Pay Annually; Receive Semiannually)	(0.25)%	3/21/2023	LCH	EUR	680,000	4,901	695	4,206
6-Month WIBOR (Pay Annually; Receive Semiannually)	(2.55)%	3/21/2023	LCH	PLN	8,600,000	1,209	5,822	(4,613)
3-Month STIBOR (Pay Annually; Receive Quarterly)	(0.50)%	3/21/2023	LCH	SEK	37,620,000	20,921	(6,152)	27,073
3-Month LIBOR (Pay Quarterly; Receive Semiannually)	2.00%	3/21/2023	LCH	USD	970,000	(12,708)	(10,663)	(2,045)
3-Month LIBOR (Pay Semiannually; Receive Quarterly)	(2.14)%	7/3/2023	LCH	USD	2,450,000	19,641	(615)	20,256
3-Month LIBOR (Pay Semiannually; Receive Quarterly)	(2.28)%	11/20/2023	LCH	USD	17,930,000	65,872	18,230	47,642

146	See Notes to Financial Statements.

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
6-Month LIBOR (Pay Semiannually; Receive Semiannually)	1.20%	11/21/2023	LCH	GBP	3,630,000	$7,777	$(2,172)	$9,949
3-Month LIBOR (Pay Semiannually; Receive Quarterly)	(2.50)%	12/16/2025	LCH	USD	1,500,000	(18,820)	(20,887)	2,067
3-Month LIBOR (Pay Semiannually; Receive Quarterly)	(1.75)%	12/21/2026	CME	USD	3,900,000	203,859	231,042	(27,183)
3-Month LIBOR (Pay Semiannually; Receive Quarterly)	(1.75)%	12/21/2026	LCH	USD	4,800,000	241,195	273,340	(32,145)
6-Month EURIBOR (Pay Semiannually; Receive Annually)	1.33%	1/12/2027	LCH	EUR	1,470,000	2,862	(618)	3,480
6-Month LIBOR (Pay Semiannually; Receive Semiannually)	1.60%	3/16/2027	LCH	GBP	11,850,000	93,889	82,203	11,686
3-Month LIBOR (Pay Semiannually; Receive Quarterly)	(1.50)%	6/21/2027	CME	USD	15,000,000	1,167,093	1,141,531	25,562
6-Month EURIBOR (Pay Semiannually; Receive Annually)	1.60%	10/25/2027	LCH	EUR	2,280,000	20,245	11,668	8,577
3-Month STIBOR (Pay Annually; Receive Quarterly)	(2.00)%	10/25/2027	LCH	SEK	21,420,000	(5,691)	(2,052)	(3,639)
3-Month STIBOR (Pay Annually; Receive Quarterly)	(2.00)%	11/2/2027	LCH	SEK	13,780,000	(3,345)	1,374	(4,719)
3-Month South Korean Won (Pay Quarterly; Receive Quarterly)	(2.23)%	11/7/2027	BNP	KRW	13,138,400,000	(55,352)	—	(55,352)
6-Month EURIBOR (Pay Semiannually; Receive Annually)	1.50%	12/20/2027	LCH	EUR	3,000,000	4,513	11,805	(7,292)
3-Month LIBOR (Pay Semiannually; Receive Quarterly)	(2.50)%	12/20/2027	CME	USD	36,500,000	(270,211)	(1,238,192)	967,981
6-Month LIBOR (Pay Semiannually; Receive Semiannually)	(1.50)%	3/21/2028	LCH	GBP	13,400,000	(344,879)	(261,823)	(83,056)
6-Month ASX Australian Bank Bill Short Term Rates Mid (Pay Semiannually; Receive Semiannually)	(2.75)%	3/21/2028	LCH	AUD	2,390,000	14,287	9,785	4,502
6-Month CDOR (Pay Semiannually; Receive Semiannually)	1.75%	3/21/2028	LCH	CAD	4,350,000	(206,101)	(183,060)	(23,041)
6-Month EURIBOR (Pay Semiannually; Receive Annually)	1.00%	3/21/2028	LCH	EUR	5,080,000	41,282	81,952	(40,670)
6-Month LIBOR (Pay Semiannually; Receive Semiannually)	(0.25)%	3/21/2028	LCH	JPY	562,130,000	47,463	34,755	12,708
3-Month LIBOR (Pay Semiannually; Receive Quarterly)	(2.25)%	3/21/2028	LCH	USD	810,000	12,225	14,402	(2,177)
3-Month LIBOR (Pay Quarterly; Receive Semiannually)	2.38%	7/3/2028	LCH	USD	7,830,000	(45,344)	—	(45,344)
3-Month LIBOR (Pay Semiannually; Receive Quarterly)	(2.35)%	8/6/2028	LCH	USD	4,530,000	42,549	904	41,645
6-Month LIBOR (Pay Semiannually; Receive Semiannually)	(1.40)%	11/21/2028	LCH	GBP	2,190,000	(9,271)	5,375	(14,646)
3-Month LIBOR (Pay Semiannually; Receive Quarterly)	(2.49)%	12/12/2028	LCH	USD	1,800,000	(2,311)	—	(2,311)
6-Month LIBOR (Pay Semiannually; Receive Semiannually)	(1.94)%	1/11/2032	LCH	GBP	910,000	(13,678)	(7,922)	(5,756)
6-Month LIBOR (Pay Semiannually; Receive Semiannually)	(1.50)%	3/21/2033	LCH	GBP	2,470,000	(35,150)	(10,341)	(24,809)
6-Month LIBOR (Pay Semiannually; Receive Semiannually)	(2.04)%	2/1/2037	LCH	GBP	2,100,000	(90,307)	(30,643)	(59,664)
6-Month LIBOR (Pay Semiannually; Receive Semiannually)	(2.05)%	2/1/2037	LCH	GBP	2,900,000	(128,021)	(45,533)	(82,488)

See Notes to Financial Statements.	147

MEDIUM-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
6-Month EURIBOR (Pay Semiannually; Receive Annually)	2.05%	2/3/2037	LCH	EUR	5,600,000	$24,083	$27,594	$(3,511)
6-Month LIBOR (Pay Semiannually; Receive Semiannually)	(1.75)%	3/17/2037	LCH	GBP	8,240,000	(81,120)	9,133	(90,253)
6-Month LIBOR (Pay Semiannually; Receive Semiannually)	(1.75)%	12/14/2037	LCH	GBP	1,520,000	(15,095)	(12,605)	(2,490)
3-Month LIBOR (Pay Quarterly; Receive Semiannually)	(2.47)%	11/15/2043	CME	USD	11,310,000	202,744	213,325	(10,581)
3-Month LIBOR (Pay Semiannually; Receive Quarterly)	(2.47)%	11/15/2043	DEUT	USD	1,573,000	17,103	26,081	(8,978)
3-Month LIBOR (Pay Semiannually; Receive Quarterly)	(2.47)%	11/15/2043	RBS	USD	1,716,000	30,761	33,037	(2,276)
3-Month LIBOR (Pay Semiannually; Receive Quarterly)	(2.47)%	11/15/2043	MSCS	USD	1,573,000	28,198	53,908	(25,710)
3-Month LIBOR (Pay Semiannually; Receive Quarterly)	(2.47)%	11/15/2043	RBS	USD	1,716,000	30,761	59,637	(28,876)
3-Month LIBOR (Pay Semiannually; Receive Quarterly)	(2.63)%	11/15/2043	DEUT	USD	1,160,000	(19,032)	(9,143)	(9,889)
3-Month LIBOR (Pay Semiannually; Receive Quarterly)	(2.63)%	11/15/2043	MSCS	USD	435,000	(7,137)	(1,857)	(5,280)
3-Month LIBOR (Pay Semiannually; Receive Quarterly)	(2.63)%	11/15/2043	DEUT	USD	2,320,000	(38,076)	12,477	(50,553)
3-Month LIBOR (Pay Semiannually; Receive Quarterly)	(2.63)%	11/15/2043	DEUT	USD	286,000	(3,735)	(515)	(3,220)
3-Month LIBOR (Pay Semiannually; Receive Quarterly)	(2.75)%	12/16/2045	CME	USD	6,700,000	(252,287)	(72,917)	(179,370)
3-Month LIBOR (Pay Semiannually; Receive Quarterly)	(2.50)%	6/15/2046	CME	USD	4,700,000	71,182	(59,355)	130,537
3-Month LIBOR (Pay Semiannually; Receive Quarterly)	(2.25)%	12/21/2046	CME	USD	600,000	41,687	58,844	(17,157)
3-Month LIBOR (Pay Semiannually; Receive Quarterly)	(2.75)%	12/20/2047	CME	USD	3,200,000	(124,998)	(116,555)	(8,443)
3-Month LIBOR (Pay Semiannually; Receive Quarterly)	(2.56)%	7/3/2048	LCH	USD	3,230,000	(2,401)	—	(2,401)
6-Month CDOR (Pay Semiannually; Receive Semiannually)	(2.54)%	7/18/2048	LCH	CAD	1,200,000	4,766	4,744	22

						$1,101,429	$898,695	$202,734

Total Swap agreements outstanding at December 31, 2017						$1,592,205	$1,237,190	$355,015

Swap agreements with CME, LCH and ICE counterparties are centrally cleared swaps.

148	See Notes to Financial Statements.

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2017, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Agency Obligations	$36,570,695	$—	$36,570,695	$—
Asset-Backed Securities	85,460,636	—	84,608,481	852,155
Certificates of Deposit	300,025	—	300,025	—
Corporate Bonds	237,493,857	—	235,685,692	1,808,165
Foreign Bonds:
Argentina	3,398,418	—	3,398,418	—
Australia	4,008,714	—	4,008,714	—
Belgium	201,207	—	201,207	—
Bermuda	357,509	—	357,509	—
Brazil	7,269,830	—	7,269,830	—
Canada	4,543,769	—	4,543,769	—
Chile	819,461	—	819,461	—
China	1,308,366	—	1,308,366	—
Colombia	1,288,448	—	1,288,448	—
Denmark	453,576	—	453,576	—
Dominican Republic	272,487	—	272,487	—
Ecuador	814,738	—	814,738	—
Finland	256,669	—	256,669	—
France	3,861,106	—	3,861,106	—
Germany	13,170,330	—	13,170,330	—
India	787,974	—	787,974	—
Indonesia	3,662,473	—	3,662,473	—
Ireland	5,231,620	—	5,231,620	—
Israel	2,219,633	—	2,219,633	—
Italy	3,094,197	—	3,094,197	—
Jamaica	296,073	—	296,073	—
Japan	24,005,646	—	24,005,646	—
Jersey	238,957	—	238,957	—
Jordan	1,215,973	—	1,215,973	—
Kuwait	1,515,951	—	1,515,951	—
Luxembourg	145,825	—	145,825	—
Mexico	7,416,494	—	7,416,494	—
Morocco & Antilles	451,482	—	451,482	—
Netherlands	11,889,146	—	11,889,146	—
Nigeria	209,056	—	209,056	—
Peru	424,215	—	424,215	—
Poland	1,260,464	—	1,260,464	—
Russia	3,540,463	—	3,540,463	—
Saudi Arabia	716,381	—	716,381	—
South Africa	962,186	—	962,186	—
South Korea	970,663	—	970,663	—
Spain	1,617,198	—	1,617,198	—
Supranational	5,545,854	—	5,545,854	—

See Notes to Financial Statements.	149

MEDIUM-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Sweden	$1,573,479	$—	$1,573,479	$—
Switzerland	8,444,024	—	8,444,024	—
Turkey	1,308,048	—	1,308,048	—
United Arab Emirates	1,107,224	—	1,107,224	—
United Kingdom	20,316,694	—	20,316,694	—
Fully Funded Total Return Swap	272,242	—	272,242	—
Loan Agreements	20,264,664	—	20,264,664	—
Money Market Funds	115,090,621	115,090,621	—	—
Mortgage-Backed Securities	444,348,169	—	444,348,169	—
Municipal Bonds	10,102,781	—	10,102,781	—
Preferred Stocks	455,386	181,105	274,281	—
Purchased Options:
Call Options	142,419	142,419	—	—
Call Swaptions	191,332	—	191,332	—
Put Option	500,562	500,562	—	—
Put Swaptions	1,046,199	—	1,046,199	—
Repurchase Agreements	176,100,000	—	176,100,000	—
U.S. Treasury Obligations	455,674,133	—	455,674,133	—

Total Assets - Investments in Securities	$1,736,205,742	$115,914,707	$1,617,630,715	$2,660,320

Other Financial Instruments***
Futures Contracts	$2,076,401	$2,076,401	$—	$—
Forward Foreign Currency Contracts	710,049	—	710,049	—
Swap Agreements	4,048,840	—	4,048,840	—

Total Assets - Other Financial Instruments	$6,835,290	$2,076,401	$4,758,889	$—

Liabilities:
Investments in Securities:
TBA Sale Commitments	$(4,088,761)	$—	$(4,088,761)	$—
Written Options:
Call Options	(85,289)	(85,289)	—	—
Call Swaptions	(250,646)	—	(250,646)	—
Put Options	(156,455)	(45,965)	(110,490)	—
Put Swaptions	(1,303,516)	—	(1,303,516)	—

Total Liabilities - Investments in Securities	$(5,884,667)	$(131,254)	$(5,753,413)	$—

Other Financial Instruments***
Futures Contracts	$(1,897,051)	$(1,897,051)	$—	$—
Forward Foreign Currency Contracts	(1,498,124)	—	(1,498,124)	—
Swap Agreements	(2,456,635)	—	(2,456,635)	—

Total Liabilities - Other Financial Instruments	$(5,851,810)	$(1,897,051)	$(3,954,759)	$—

***Other financial instruments are derivative instruments, such as futures contracts, forwards contracts and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding","Forward Foreign Currency Contracts outstanding" and "Swap agreement outstanding" disclosures.

150	See Notes to Financial Statements.

Management has determined that the amount of transfers between Level 1 and Level 2 compared to total net assets is not material; therefore, the amount of transfers between Level 1 and Level 2 is not shown for the year ended December 31, 2017.

The unobservable inputs used in the fair value measurement of the reporting entity’s asset-backed securities, corporate bonds, foreign bonds, mortgage-backed securities and swap agreements are values based on evaluated quotations received from dealers who make markets in such securities. Significant increases (decreases) in those evaluated quotations would result in a significantly higher (lower) fair value measurement.

During the year ended December 31, 2017, there were $23,884,010 of transfers out of Level 3 to Level 2 and Level 1.

Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the reconciliation of Level 3 securities and assumptions is not shown for the year ended December 31, 2017.

Effective April 1, 2017, the Funds changed administrators from BNY Mellon Investment Servicing (US) Inc. to Northern Trust Company (“Northern Trust”). This transition has resulted in fewer unobservable inputs, as Northern Trust utilizes additional pricing vendors and provides increased pricing coverage. As such, management notes transfers out of Level 3 to Level 2 and Level 1 occurred in the Fund in the current year.

See Notes to Financial Statements.	151

Extended-Duration Bond Fund (Unaudited)

The Fund invested in a diversified portfolio composed primarily of investment grade fixed-income securities with an average dollar-weighted duration (a calculation that measures the sensitivity of a bond or bond fund to changes in interest rates) normally greater than or equal to seven years. The Investor Class of the Fund underperformed its composite benchmark, 50% Bloomberg Barclays US Long Government Bond Index and 50% Bloomberg Barclays US Long Credit Index, for the one-year period ended December 31, 2017 (10.13% versus 10.37%). The Fund has outperformed its composite benchmark over the five-, seven- and 10-year and since inception periods ended December 31, 2017. (Effective January 1, 2018, the composite benchmark of the Fund changed to 50% Bloomberg Barclays US Long Government/Credit Bond Index and 50% Bloomberg Barclays Intermediate Government/Credit Bond Index to show how the Fund’s performance compares with the returns of an index of securities that are similar to those in which the Fund invests.)

Security selection and credit exposure were the primary contributors to relative performance for the Fund during 2017. In particular, the Fund benefited from an overweight to below-investment grade corporate bonds as credit spreads narrowed. The underweight exposure to U.S. Treasury bonds also generated positive return during the period. Security selection within the industrial and financial segments of the corporate sector contributed to the strong relative performance of the Fund during the year. The Fund did not invest in derivative investments in 2017.

During the year, the Fund remained focused on its objective of seeking maximum total return consistent with preservation of capital.

This Fund may be suitable for investors who are seeking higher returns without investing in equities, can accept short-term fluctuations in account value and want to diversify their portfolio with a fixed-income investment option. This Fund is subject to interest rate risk. Meaning, when interest rates rise, the value of the existing fixed-income securities decrease and vice versa. Changes in interest rates have a bigger impact on long duration holdings than on short duration holdings. To the extent that the investment adviser misjudges current market conditions, the Fund’s volatility may be amplified by its use of derivatives and by its ability to select sub-advisers to allocate assets. Derivatives involve different risks from, and in some respects greater than, those associated with investing directly in securities, currencies or other instruments. Derivatives may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in value of the underlying instruments may produce disproportionate losses to the Fund. It is possible to lose money by investing in the Fund.

At December 31, 2017, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

	%
U.S. Treasury Obligations	53.6
Corporate Bonds	33.8
Foreign Bonds	9.1
Money Market Funds	7.4
Municipal Bonds	0.2
Preferred Stocks	0.1
Common Stock	—	**

	104.2

**Rounds to less than 0.05%

152	See Notes to Financial Statements.

Extended-Duration Bond Fund (Unaudited)

Average Annual Total Returns as of 12/31/17
	Institutional Class	Investor Class*	Benchmark**
One Year	10.38%	10.13%	10.37%
Five Year	4.70%	4.45%	4.33%
Ten Year	7.84%	7.59%	7.22%
Since Inception	7.91%	7.72%	7.13%
Inception Date	08/27/01	08/27/01
Total Fund Operating Expenses (May 1, 2017 Prospectus as amended July 1, 2017)(1)	0.56%	0.84%

(1) Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2007 to December 31, 2017, with all dividends and capital gains reinvested, with the Fund’s composite benchmark index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**Prior to January 1, 2018, the Fund’s primary broad-based benchmark was the Bloomberg Barclays US Long Credit Index, and the additional benchmarks provided were the Bloomberg Barclays US Long Government Bond Index and a benchmark comprised of 50% Bloomberg Barclays US Long Credit Index and 50% Bloomberg Barclays US Long Government Bond Index. The Fund changed its primary broad-based index because the duration of the Bloomberg Barclays US Long Government/Credit Bond Index more closely aligns with the expected effective duration of the Fund. The Fund’s additional benchmarks changed to the Bloomberg Barclays US Intermediate Government/Credit Bond Index and a benchmark comprised of 50% Bloomberg Barclays US Long Government/Credit Bond Index and 50% Bloomberg Barclays US Intermediate Government/Credit Bond Index.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

See Notes to Financial Statements.	153

EXTENDED-DURATION BOND FUND SCHEDULE OF INVESTMENTS	December 31, 2016

	Par	Value
CORPORATE BONDS — 33.8%
21st Century Fox America, Inc.
4.75%, 09/15/44	$623,000	$715,466
Abbott Laboratories
4.90%, 11/30/46	1,005,000	1,156,911
AbbVie, Inc.
4.70%, 05/14/45	849,000	955,760
AES Corporation
4.88%, 05/15/23	145,000	148,444
Aflac, Inc.
6.45%, 08/15/40	328,000	450,422
Ally Financial, Inc.
8.00%, 11/01/31	177,000	230,985
AltaWind Holdings LLC
7.00%, 06/30/35 144A	401,371	470,820
Amazon.com, Inc.
3.88%, 08/22/37 144A	1,056,000	1,124,356
American Airlines Class B Pass-Through Trust Series 2016-1
5.25%, 01/15/24	644,420	681,055
American Airlines Class B Pass-Through Trust Series 2017-1
4.95%, 02/15/25	135,000	141,777
American International Group, Inc.
3.90%, 04/01/26Δ	1,800,000	1,869,818
Anadarko Holding Co.
7.15%, 05/15/28	250,000	300,751
Antero Resources Corporation
5.38%, 11/01/21	125,000	128,594
5.13%, 12/01/22	35,000	35,875
Apple, Inc.
4.38%, 05/13/45	676,000	763,462
3.85%, 08/04/46	367,000	383,474
4.25%, 02/09/47	242,000	269,611
AT&T, Inc.
4.10%, 02/15/28 144A	2,300,000	2,312,265
4.50%, 05/15/35	529,000	527,437
4.30%, 12/15/42	1,242,000	1,171,125
4.75%, 05/15/46	1,153,000	1,132,038
Bank of America Corporation
3.50%, 04/19/26	964,000	986,658
6.11%, 01/29/37	900,000	1,154,132
Bank of America NA
6.00%, 10/15/36	2,900,000	3,788,783
Bruce Mansfield Unit 1 2007 Pass-Through Trust
6.85%, 06/01/34	850,300	289,102
Burlington Northern Santa Fe LLC
4.15%, 04/01/45	879,000	957,582
CB Escrow Corporation
8.00%, 10/15/25 144A	170,000	173,400
CenturyLink, Inc.
6.88%, 01/15/28Δ	65,000	59,150
7.65%, 03/15/42	295,000	261,444
Chesapeake Energy Corporation
6.63%, 08/15/20Δ	25,000	26,125
6.88%, 11/15/20Δ	15,000	15,675

	Par	Value
4.88%, 04/15/22Δ	$70,000	$66,675
5.75%, 03/15/23	20,000	18,600
Citigroup, Inc.
8.13%, 07/15/39	858,000	1,376,185
(Variable, ICE LIBOR USD 3M + 1.84%), 4.28%, 04/24/48Δ †	533,000	581,177
Community Health Systems, Inc.
5.13%, 08/01/21Δ	10,000	9,050
Continental Airlines Class B Pass Through Trust Series 1999-2
7.57%, 03/15/20	45	50
Continental Resources, Inc.
4.50%, 04/15/23	40,000	40,900
3.80%, 06/01/24	125,000	124,063
Cox Communications, Inc.
4.60%, 08/15/47 144A	255,000	258,404
Cummins, Inc.
5.65%, 03/01/98	1,620,000	1,924,137
CVS Health Corporation
5.13%, 07/20/45	240,000	276,128
Darden Restaurants, Inc.
6.00%, 08/15/35	990,000	1,187,074
DCP Midstream Operating LP
6.45%, 11/03/36 144A	490,000	527,975
Diamond 1 Finance Corporation
6.02%, 06/15/26 144A	140,000	154,619
8.10%, 07/15/36 144A	180,000	227,895
8.35%, 07/15/46 144A	130,000	168,039
Dillard’s, Inc.
7.00%, 12/01/28	500,000	551,692
Discovery Communications LLC
5.00%, 09/20/37	800,000	831,455
Dow Chemical Co.
9.40%, 05/15/39	374,000	641,211
Dynegy, Inc.
8.13%, 01/30/26 144A	80,000	87,700
Enbridge Energy Partners LP
7.38%, 10/15/45	750,000	999,982
Energy Transfer LP
5.15%, 03/15/45	770,000	751,410
Enterprise Products Operating LLC
5.10%, 02/15/45	595,000	681,545
Foot Locker, Inc.
8.50%, 01/15/22	760,000	893,000
Ford Motor Co.
6.63%, 10/01/28	680,000	832,134
6.38%, 02/01/29	1,255,000	1,472,091
Freeport-McMoRan, Inc.
3.55%, 03/01/22	30,000	29,738
5.45%, 03/15/43	160,000	160,600
General Electric Co.
5.88%, 01/14/38	150,000	194,352
General Motors Co.
5.20%, 04/01/45	1,085,000	1,150,730
General Motors Financial Co., Inc.
3.45%, 04/10/22	130,000	131,859

154	See Notes to Financial Statements.

	Par	Value
5.25%, 03/01/26	$250,000	$275,352
Goldman Sachs Group, Inc.
3.50%, 11/16/26	2,755,000	2,773,971
6.75%, 10/01/37	500,000	670,543
HCA, Inc.
7.05%, 12/01/27	500,000	552,500
Hewlett Packard Enterprise Co.
6.35%, 10/15/45	135,000	143,396
Jefferies Group LLC
6.45%, 06/08/27	50,000	58,192
6.25%, 01/15/36	185,000	210,969
JPMorgan Chase & Co.
4.25%, 11/02/18(Z)	385,000	276,658
5.60%, 07/15/41	1,813,000	2,337,086
(Variable, ICE LIBOR USD 3M + 1.58%), 4.26%, 02/22/48†	537,000	582,737
KB Home
1.38%, 02/01/19 CONV	95,000	116,731
Kinder Morgan Energy Partners LP
5.80%, 03/15/35	280,000	310,853
Kindred Healthcare, Inc.
8.75%, 01/15/23Δ	70,000	74,550
Liberty Mutual Group, Inc.
6.50%, 03/15/35 144A	1,400,000	1,814,152
Lockheed Martin Corporation
4.70%, 05/15/46	903,000	1,057,893
Macy’s Retail Holdings, Inc.
6.38%, 03/15/37	124,000	126,805
Masco Corporation
7.75%, 08/01/29	129,000	168,333
6.50%, 08/15/32	15,000	18,357
McDonald’s Corporation
4.88%, 12/09/45	625,000	726,938
MetLife, Inc.
6.40%, 12/15/36	310,000	357,371
5.88%, 02/06/41	500,000	651,399
Microchip Technology, Inc.
1.63%, 02/15/25 CONV	85,000	144,925
Microsoft Corporation
4.45%, 11/03/45	595,000	699,150
3.70%, 08/08/46	594,000	620,895
Morgan Stanley
4.75%, 11/16/18(A)	295,000	235,042
3.13%, 08/05/21(C)	235,000	190,029
4.30%, 01/27/45	1,092,000	1,180,707
Mutual of Omaha Insurance Co.
6.80%, 06/15/36 144A	100,000	130,728
Navient Corporation
5.88%, 10/25/24Δ	30,000	29,925
5.63%, 08/01/33	1,460,000	1,281,150
New Albertsons, Inc.
6.63%, 06/01/28	35,000	27,825
7.45%, 08/01/29	65,000	57,525
8.70%, 05/01/30	200,000	188,000
8.00%, 05/01/31Δ	370,000	335,775
Newell Brands, Inc.
5.38%, 04/01/36	417,000	488,926

	Par	Value
5.50%, 04/01/46	$483,000	$577,197
NGL Energy Partners LP
6.88%, 10/15/21	15,000	15,375
7.50%, 11/01/23	100,000	103,750
6.13%, 03/01/25Δ	220,000	215,600
Noble Energy, Inc.
5.05%, 11/15/44	600,000	645,098
Nuance Communications, Inc.
1.25%, 04/01/25 144A CONV	35,000	35,919
1.00%, 12/15/35 CONV	40,000	38,375
Old Republic International Corporation
4.88%, 10/01/24	230,000	246,713
ON Semiconductor Corporation
1.00%, 12/01/20 CONV	85,000	108,906
ONEOK Partners LP
6.20%, 09/15/43	5,000	5,960
Penn Mutual Life Insurance Co.
7.63%, 06/15/40 144A	1,750,000	2,449,431
Priceline Group, Inc.
0.90%, 09/15/21Δ CONV	110,000	128,906
Prudential Financial, Inc.
6.63%, 06/21/40	760,000	1,070,861
PulteGroup, Inc.
6.38%, 05/15/33	1,000,000	1,125,000
Quicken Loans, Inc.
5.75%, 05/01/25 144A	125,000	130,001
Qwest Corporation
7.25%, 09/15/25	490,000	526,733
6.88%, 09/15/33	1,918,000	1,843,513
Rockwell Collins, Inc.
4.35%, 04/15/47	823,000	897,626
RPM International, Inc.
2.25%, 12/15/20Δ CONV	22,000	25,506
Sempra Energy
6.00%, 10/15/39	991,000	1,282,987
Sherwin-Williams Co.
4.50%, 06/01/47	646,000	709,263
SM Energy Co.
5.00%, 01/15/24	15,000	14,541
Southern Co.
4.40%, 07/01/46	1,356,000	1,450,060
Sprint Capital Corporation
6.88%, 11/15/28	1,025,000	1,033,969
8.75%, 03/15/32	20,000	22,750
Sprint Communications, Inc.
6.00%, 11/15/22	40,000	40,100
Sprint Corporation
7.13%, 06/15/24	15,000	15,300
Tenet Healthcare Corporation
5.13%, 05/01/25 144A Δ	285,000	278,944
Textron, Inc.
6.63%, 04/07/20(U)	160,000	238,177
Time Warner Cable LLC
5.50%, 09/01/41	25,000	26,144
4.50%, 09/15/42	45,000	42,373

See Notes to Financial Statements.	155

EXTENDED-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Toro Co.
6.63%, 05/01/37	$300,000	$375,168
Transcontinental Gas Pipe Line Co. LLC
7.85%, 02/01/26	455,000	582,459
Transocean, Inc.
5.80%, 10/15/22Δ	205,000	202,950
6.80%, 03/15/38Δ	20,000	16,150
Tyson Foods, Inc.
4.55%, 06/02/47	357,000	390,433
United Airlines Class A Pass-Through Trust Series 2014-1
4.00%, 04/11/26Δ	98,935	103,892
United Rentals North America, Inc.
4.88%, 01/15/28	30,000	30,225
United States Steel Corporation
6.65%, 06/01/37Δ	95,000	93,575
Unum Group
5.75%, 08/15/42	800,000	982,415
US Airways Class A Pass-Through
Trust Series 2012-1
5.90%, 10/01/24	334,354	371,869
Verizon Communications, Inc.
4.27%, 01/15/36	1,700,000	1,696,456
5.25%, 03/16/37	999,000	1,102,000
5.01%, 08/21/54	491,000	505,784
4.67%, 03/15/55	580,000	562,387
Visa, Inc.
4.30%, 12/14/45	700,000	798,566
Wal-Mart Stores, Inc.
3.63%, 12/15/47Δ	261,000	274,190
Wells Fargo & Co.
3.90%, 05/01/45Δ	637,000	662,397
WestRock MWV LLC
7.55%, 03/01/47	515,000	733,000
Weyerhaeuser Co. REIT
6.88%, 12/15/33	580,000	764,745
Windstream Services LLC
7.50%, 04/01/23Δ	5,000	3,350
8.75%, 12/15/24 144A	16,000	11,260

Total Corporate Bonds (Cost $72,281,909)		83,556,704

FOREIGN BONDS — 9.1%
Australia — 0.3%
Barrick PD Australia Finance Proprietary, Ltd.
5.95%, 10/15/39	571,000	714,658
New South Wales Treasury Corporation
3.50%, 03/20/19(A)	60,000	47,719

		762,377

Brazil — 0.3%
Brazilian Government International Bond
10.25%, 01/10/28(B)	2,525,000	820,726

	Par	Value
Canada — 3.6%
Bombardier, Inc.
6.00%, 10/15/22 144A	$515,000	$508,562
Canadian Government Bond Residual STRIP
3.47%, 06/01/25(C) Ω	3,685,000	2,537,021
Enbridge, Inc.
5.50%, 12/01/46	549,000	662,731
MEG Energy Corporation
7.00%, 03/31/24 144A	330,000	280,088
Province of Ontario Generic Residual STRIP
2.98%, 03/08/29(C) Ω	4,600,000	2,667,085
Province of Saskatchewan Residual STRIP
3.49%, 02/04/22(C) Ω	3,000,000	2,168,508

		8,823,995

Ireland — 0.1%
Johnson Controls International PLC
4.50%, 02/15/47	160,000	176,509

Italy — 0.4%
Telecom Italia Capital SA
6.00%, 09/30/34	785,000	885,087

Luxembourg — 0.6%
ArcelorMittal
7.50%, 10/15/39	215,000	276,275
7.25%, 03/01/41	975,000	1,238,250

		1,514,525

Mexico — 1.1%
America Movil SAB de CV
6.45%, 12/05/22(M)	2,600,000	123,443
8.46%, 12/18/36(M)	12,000,000	557,356
Mexican Bonos
8.00%, 12/07/23(M)	21,300,000	1,101,870
10.00%, 12/05/24(M)	3,500,000	200,820
7.50%, 06/03/27(M)	3,500,000	176,089
8.50%, 05/31/29(M)	500,000	26,956
7.75%, 05/29/31(M)	1,000,000	50,937
Petroleos Mexicanos
5.63%, 01/23/46	600,000	556,800

		2,794,271

Netherlands — 1.3%
Cooperatieve Rabobank UA
3.75%, 07/21/26	493,000	500,337
5.25%, 05/24/41	632,000	798,758
Embraer Netherlands Finance BV
5.40%, 02/01/27	80,000	86,500
Enel Finance International NV
6.00%, 10/07/39 144A	500,000	624,178
Petrobras Global Finance BV
5.63%, 05/20/43	120,000	107,687

156	See Notes to Financial Statements.

	Par	Value
Shell International Finance BV
4.00%, 05/10/46	$1,060,000	$1,131,887

		3,249,347

New Zealand — 0.3%
New Zealand Government Bond
5.00%, 03/15/19(Z)	945,000	695,322

Norway — 0.0%
Norway Government Bond
4.50%, 05/22/19 144A (K)	265,000	34,078
3.75%, 05/25/21 144A (K)	196,000	26,146

		60,224

Saudi Arabia — 0.2%
Saudi Government International Bond
4.50%, 10/26/46 144A	520,000	520,234

Spain — 0.3%
Telefonica Emisiones SA Unipersonal
7.05%, 06/20/36	524,000	705,032

United Kingdom — 0.6%
Ensco PLC
5.75%, 10/01/44	212,000	146,280
Lloyds Banking Group PLC
5.30%, 12/01/45Δ	1,056,000	1,256,409

		1,402,689

Total Foreign Bonds (Cost $22,130,679)		22,410,338

MUNICIPAL BONDS — 0.2%
New Jersey Transportation Trust Fund Authority, Revenue Bonds
6.56%, 12/15/40	235,000	312,233
State of Illinois, General Obligation
5.10%, 06/01/33	235,000	235,021

Total Municipal Bonds (Cost $468,459)		547,254

U.S. TREASURY OBLIGATIONS — 53.6%
U.S. Treasury Bonds
4.63%, 02/15/40	14,945,000	19,878,897
2.75%, 11/15/42	200,000	201,332
2.88%, 05/15/43	845,000	869,079
3.13%, 08/15/44	1,505,000	1,617,934
2.50%, 05/15/46	5,000,000	4,756,448
2.75%, 08/15/47Δ	16,968,000	16,992,858
2.75%, 11/15/47Δ	7,000,000	7,012,579

		51,329,127

U.S. Treasury Notes
1.75%, 11/30/19Δ	39,000,000	38,906,302
2.00%, 11/30/22Δ	30,000,000	29,730,465
2.25%, 02/15/27Δ	8,657,000	8,544,901
2.25%, 08/15/27Δ	452,000	445,714
2.25%, 11/15/27Δ	3,800,000	3,747,007

		81,374,389

Total U.S. Treasury Obligations
(Cost $132,495,885)		132,703,516

	Shares	Value
COMMON STOCK — 0.0%
Industrials — 0.0%
Arconic, Inc.(E)
(Cost $80,544)	2,606	$71,014

PREFERRED STOCKS — 0.1%
Chesapeake Energy Corporation
5.00%, 10/31/17Δ CONV	620	35,301
5.75%, 10/31/17 144A CONV	80	44,750
El Paso Energy Capital Trust I 4.75%, 03/31/28 CONV	5,350	254,339

Total Preferred Stocks (Cost $354,717)		334,390

MONEY MARKET FUNDS — 7.4%
GuideStone Money Market Fund (Investor Class)¥	6,203,434	6,203,434
Northern Institutional Liquid Assets Portfolio§	12,095,847	12,095,847

Total Money Market Funds (Cost $18,299,281)		18,299,281

TOTAL INVESTMENTS — 104.2% (Cost $246,111,474)		257,922,497
Liabilities in Excess of Other Assets — (4.2)%		(10,324,360)

NET ASSETS — 100.0%		$247,598,137

See Notes to Financial Statements.	157

EXTENDED-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2017, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Corporate Bonds	$83,556,704	$—	$83,556,704	$—
Foreign Bonds	22,410,338	—	22,410,338	—
Money Market Funds	18,299,281	18,299,281	—	—
Municipal Funds	547,254	—	547,254	—
Common Stock	71,014	71,014	—	—
Preferred Stocks	334,390	—	334,390	—
U.S. Treasury Obligations	132,703,516	—	132,703,516	—

Total Assets - Investments in Securities	$257,922,497	$18,370,295	$239,552,202	$—

Management has determined that the amount of transfers between Level 1 and Level 2 as well as the amount of Level 3 securities compared to total net assets are not material; therefore, the amount of transfers between Level 1 and Level 2 and the reconciliation of Level 3 securities and assumptions are not shown for the year ended December 31, 2017.

158	See Notes to Financial Statements.

Global Bond Fund (Unaudited)

The Fund is actively managed and invests in a diversified portfolio composed primarily of global fixed-income securities with an average dollar-weighted duration (a calculation that measures the sensitivity of a bond or bond fund to changes in interest rates) normally between three to 10 years. The Fund maintained its global focus, seeking investment opportunities across a wide array of economies, credits, yield curves and currencies. For the one-year period ended December 31, 2017, the Investor Class of the Fund outperformed its composite benchmark, 50% Bloomberg Barclays Global Aggregate Bond Index, 25% J.P. Morgan EMBI Plus and 25% Bloomberg Barclays US Corporate High Yield 2% Issuer Capped Bond Index, (7.69% versus 7.66%). The outperformance was driven primarily by security selection during the year. Investment grade credit, high yield credit and securitized sectors were the top contributors to the relative annual performance of the Fund. An overweight to the euro was a positive as the currency strengthened against the U.S. dollar. A shorter duration and an underweight to U.S. Treasury bonds also contributed positively.

Additionally, U.S. Treasury futures contracts along with options on U.S. Treasuries and Euro-futures were used for the common purposes of implementing yield curve positioning strategies within the Fund. Currency options and forward contracts were used to hedge against foreign currency fluctuations. While certain currency options detracted from performance, overall these strategies contributed modestly to performance during the year.

During the year, the Fund remained focused on its objective of seeking to maximize total return through capital gains and current income while preserving principal value.

This Fund may be suitable for investors who have a medium- to long-term investment horizon, seek higher returns than those offered by a shorter maturity bond fund, can accept short-term fluctuations in account value and want to diversify their portfolio with a globally diversified fixed-income investment option. This Fund may invest, to a large extent, in high yield securities (junk bonds). These securities involve greater risks of default, are more volatile than bonds rated investment grade and are inherently speculative. Obligations of foreign issuers may be negatively impacted by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries, and they also may be subject to inadequate regulatory or accounting standards, which may increase investment risk. Investing in emerging markets may involve greater risks than investing in more developed foreign markets because, among other things, emerging markets often have more political and economic instability. This Fund is subject to interest rate risk. Meaning, when interest rates rise, the value of the existing bonds decrease and vice versa. Changes in interest rates have a bigger impact on long duration holdings than on short duration holdings. To the extent that the investment adviser misjudges current market conditions, the Fund’s volatility may be amplified by its use of derivatives and by its ability to select sub-advisers to allocate assets. Derivatives involve different risks from, and in some respects greater than, those associated with investing directly in securities, currencies or other instruments. Derivatives may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in value of the underlying instruments may produce disproportionate losses to the Fund. It is possible to lose money by investing in the Fund.

At December 31, 2017, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

	%
Corporate Bonds	34.7
Foreign Bonds	29.3
U.S. Treasury Obligations	19.1
Money Market Funds	10.3
Loan Agreements	2.8
Mortgage-Backed Securities	2.4
Agency Obligations	2.3
Common Stocks	1.0
Asset-Backed Securities	0.9
Preferred Stocks	0.4
Foreign Government Inflation-Linked Bond	0.4
Municipal Bond	—	**
Purchased Option	—	**
Written Option	(—	)**

	103.6

** Rounds to less than .005%

See Notes to Financial Statements.	159

Global Bond Fund (Unaudited)

Average Annual Total Returns as of 12/31/17
	Institutional Class	Investor Class*	Benchmark**
One Year	7.87%	7.69%	7.66%
Five Year	N/A	2.99%	2.69%
Ten Year	N/A	5.21%	5.35%
Since Inception(1)	4.00%	5.35%	5.49%
Inception Date	04/30/15	12/29/06
Total Fund Operating Expenses (May 1, 2017 Prospectus as amended July 1, 2017)(2)	0.60%	0.89%

(1) The Since Inception benchmark performance is based on the start date of December 29, 2006, which corresponds with the inception date of the Investor Class, the longest operating class of the Fund.

(2) Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2007 to December 31, 2017, with all dividends and capital gains reinvested, with the Fund’s composite benchmark index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**Represents a weighted composite benchmark index consisting of 25% J.P. Morgan EMBI Plus, 50% Bloomberg Barclays Global Aggregate Bond Index and 25% Bloomberg Barclays US Corporate High Yield 2% Issuer Capped Bond Index. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

160	See Notes to Financial Statements.

GLOBAL BOND FUND SCHEDULE OF INVESTMENTS	December 31, 2017

	Par	Value
AGENCY OBLIGATIONS — 2.3%
Federal Home Loan Bank Discount Notes
1.07%, 01/19/18Ω	$5,955,000	$5,951,400
Federal Home Loan Mortgage Corporation Discount Notes
1.15%, 03/05/18Ω	3,000,000	2,993,076
1.15%, 03/06/18Ω	3,000,000	2,992,964

Total Agency Obligations (Cost $11,939,779)		11,937,440

ASSET-BACKED SECURITIES — 0.9%
Hertz Vehicle Financing II LP Series 2017-1A B
3.56%, 10/25/21 144A	610,000	607,082
PFCA Home Equity Investment Trust
Series 2003-IFC5 A
4.91%, 01/22/35 144A † g	1,297,344	1,310,660
SLM Student Loan Trust Series
2003-4 A5E
(Floating, ICE LIBOR USD 3M + 0.75%), 2.34%, 03/15/33 144A †	283,687	282,887
Washington Mutual Mortgage Pass-Through Certificates Series 2007-HE4 1A
(Floating, ICE LIBOR USD 1M + 0.17%), 1.72%, 07/25/47†	3,149,698	2,357,408

Total Asset-Backed Securities (Cost $4,149,218)		4,558,037

CORPORATE BONDS — 34.7%
Abbott Laboratories
3.75%, 11/30/26	700,000	720,133
AES Corporation
4.88%, 05/15/23	1,350,000	1,382,062
Ally Financial, Inc.
8.00%, 12/31/18	104,000	109,200
3.50%, 01/27/19	1,000,000	1,007,500
8.00%, 03/15/20	161,000	177,905
5.13%, 09/30/24Δ	920,000	997,050
8.00%, 11/01/31	345,000	450,225
Amazon.com, Inc. 3.88%, 08/22/37 144A	870,000	926,316
American Airlines Class B Pass
Through Trust Series 2013-1
5.63%, 01/15/21 144A	490,047	510,164
American Airlines Class B Pass-Through Trust Series 2016-1
5.25%, 01/15/24	1,635,493	1,728,470
American Airlines Group, Inc.
5.50%, 10/01/19 144A	1,825,000	1,884,312
American Axle & Manufacturing, Inc.
6.63%, 10/15/22Δ	150,000	155,813
Anadarko Petroleum Corporation
3.45%, 07/15/24	135,000	134,637

	Par	Value
4.50%, 07/15/44	$215,000	$215,079
Andeavor Logistics LP
6.38%, 05/01/24	190,000	206,388
Antero Resources Corporation
5.38%, 11/01/21	365,000	375,494
5.13%, 12/01/22	475,000	486,875
5.63%, 06/01/23	155,000	161,975
Apple, Inc.
1.55%, 02/07/20	165,000	163,240
Ashtead Capital, Inc.
5.63%, 10/01/24 144A	330,000	351,450
Atrium Windows & Doors, Inc.
7.75%, 05/01/19 144A	280,000	285,250
Avon Products, Inc.
8.95%, 03/15/43	115,000	87,831
Bank of America Corporation
5.49%, 03/15/19	100,000	103,562
(Variable, ICE LIBOR USD 3M + 4.17%), 6.50%, 10/23/24†	490,000	557,375
4.25%, 10/22/26	100,000	105,500
(Variable, ICE LIBOR USD 3M + 1.04%), 3.42%, 12/20/28 144A †	860,000	861,268
6.11%, 01/29/37	1,300,000	1,667,080
Barrick North America Finance LLC
5.75%, 05/01/43	2,440,000	3,079,858
Beacon Escrow Corporation
4.88%, 11/01/25 144A	310,000	312,713
Beazer Homes USA, Inc.
7.25%, 02/01/23	3,000	3,135
Berry Pete Corporation (Escrow)
6.38%, 09/15/22Δ y ††† #	60,000	—
Best Buy Co., Inc.
5.00%, 08/01/18Δ	3,455,000	3,512,372
Blue Cube Spinco, Inc.
. 10.00%, 10/15/25	1,525,000	1,837,625
Blue Racer Midstream LLC
6.13%, 11/15/22 144A	200,000	209,500
Braskem America Finance
Co. 7.13%, 07/22/41	1,490,000	1,776,825
CalAmp Corporation
1.63%, 05/15/20 CONV	65,000	69,063
California Resources Corporation
8.00%, 12/15/22 144A	1,390,000	1,151,962
Calpine Corporation
5.88%, 01/15/24 144A	274,000	279,480
Care Capital Properties LP REIT
5.13%, 08/15/26	220,000	223,458
Carrizo Oil & Gas, Inc.
6.25%, 04/15/23Δ	320,000	333,600
CB Escrow Corporation
8.00%, 10/15/25 144A	405,000	413,100
CCO Holdings LLC
5.38%, 05/01/25 144A	130,000	134,267

See Notes to Financial Statements.	161

GLOBAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Celgene Corporation
5.00%, 08/15/45	$210,000	$239,196
Centene Corporation
4.75%, 05/15/22	550,000	573,375
6.13%, 02/15/24	200,000	212,000
4.75%, 01/15/25	260,000	265,200
CenturyLink, Inc.
5.63%, 04/01/20	295,000	298,319
6.75%, 12/01/23Δ	600,000	590,250
5.63%, 04/01/25Δ	90,000	82,238
7.60%, 09/15/39	810,000	700,650
7.65%, 03/15/42	260,000	230,425
Charter Communications Operating LLC
6.48%, 10/23/45	300,000	350,989
Chemours Co.
6.63%, 05/15/23	70,000	74,375
Chesapeake Energy Corporation
6.63%, 08/15/20Δ	145,000	151,525
6.88%, 11/15/20Δ	5,000	5,225
6.13%, 02/15/21	665,000	676,637
5.38%, 06/15/21	80,000	77,600
4.88%, 04/15/22Δ	2,570,000	2,447,925
5.75%, 03/15/23Δ	870,000	809,100
5.50%, 09/15/26 144A CONV	40,000	36,625
Cincinnati Bell, Inc.
7.00%, 07/15/24 144A	355,000	353,225
CIT Group, Inc.
5.00%, 08/15/22	412,000	437,750
5.00%, 08/01/23	670,000	715,225
Citigroup, Inc.
5.13%, 11/12/19(Z)	640,000	472,856
3.50%, 05/15/23	1,305,000	1,329,963
(Variable, ICE LIBOR USD 3M + 3.47%), 5.35%, 05/15/23†	1,180,000	1,208,025
(Variable, ICE LIBOR USD 3M + 3.42%), 6.30%, 05/15/24†	1,330,000	1,426,425
(Variable, ICE LIBOR USD 3M + 3.91%), 5.95%, 05/15/25†	250,000	266,563
Clear Channel Worldwide Holdings, Inc.
7.63%, 03/15/20	345,000	339,394
CME Group, Inc.
5.30%, 09/15/43	860,000	1,106,646
Comcast Corporation
5.15%, 03/01/20	170,000	180,225
3.15%, 03/01/26	1,010,000	1,018,563
Community Health Systems, Inc.
5.13%, 08/01/21Δ	30,000	27,150
ConocoPhillips
6.50%, 02/01/39	20,000	28,080
Consolidated Communications, Inc.
6.50%, 10/01/22	50,000	45,250
Continental Airlines Class A Pass Through Trust Series 2007-1
5.98%, 04/19/22	391,825	427,854
Continental Resources, Inc.
5.00%, 09/15/22	95,000	96,781

	Par	Value
4.50%, 04/15/23	$525,000	$536,812
3.80%, 06/01/24	315,000	312,638
4.90%, 06/01/44Δ	370,000	355,200
Crestwood Midstream Partners LP
6.25%, 04/01/23	120,000	125,304
CTR Partnership LP REIT
5.25%, 06/01/25	600,000	613,500
Cummins, Inc.
5.65%, 03/01/98	860,000	1,021,456
D.R. Horton, Inc.
4.38%, 09/15/22	1,405,000	1,481,232
DAE Funding LLC
4.50%, 08/01/22 144A	365,000	359,525
5.00%, 08/01/24 144A	750,000	742,500
DaVita, Inc.
5.00%, 05/01/25	90,000	90,198
Delta Air Lines Class B Pass Through Trust Series 2007-1
8.02%, 08/10/22	42,528	47,810
Diamond 1 Finance Corporation
4.42%, 06/15/21 144A	970,000	1,011,548
5.88%, 06/15/21 144A	500,000	520,000
7.13%, 06/15/24 144A Δ	290,000	317,620
6.02%, 06/15/26 144A	260,000	287,150
8.10%, 07/15/36 144A	440,000	557,077
8.35%, 07/15/46 144A	240,000	310,226
Dillard’s, Inc.
7.75%, 07/15/26	890,000	1,016,668
DISH DBS Corporation
5.88%, 07/15/22	600,000	605,250
5.00%, 03/15/23	410,000	388,987
5.88%, 11/15/24Δ	1,370,000	1,339,175
7.75%, 07/01/26	1,240,000	1,308,200
DJO Finco, Inc.
8.13%, 06/15/21 144A Δ	830,000	780,200
Dollar Tree, Inc.
5.75%, 03/01/23	920,000	965,425
Dynegy, Inc.
8.13%, 01/30/26 144A	260,000	285,025
El Paso Natural Gas Co. LLC
8.63%, 01/15/22	90,000	107,912
8.38%, 06/15/32	75,000	98,742
Embarq Corporation
8.00%, 06/01/36	995,000	972,612
Enbridge Energy Partners LP
7.38%, 10/15/45	435,000	579,990
EnLink Midstream Partners LP
4.15%, 06/01/25	460,000	465,514
Enterprise Products Operating LLC
(Variable, ICE LIBOR USD 3M + 3.71%), 5.08%, 08/01/66†	60,000	60,075
ERAC USA Finance LLC
7.00%, 10/15/37 144A	1,065,000	1,428,442
Evolent Health, Inc.
2.00%, 12/01/21 CONV	95,000	89,538
Extraction Oil & Gas Holdings LLC
7.88%, 07/15/21 144A	400,000	425,000

162	See Notes to Financial Statements.

	Par	Value
First Data Corporation
7.00%, 12/01/23 144A	$260,000	$275,600
5.00%, 01/15/24 144A	590,000	609,175
FirstEnergy Corporation
7.38%, 11/15/31	185,000	250,102
Ford Motor Co.
6.63%, 10/01/28	850,000	1,040,168
4.75%, 01/15/43Δ	510,000	519,109
Ford Motor Credit Co. LLC
4.39%, 01/08/26	3,085,000	3,242,241
Freeport-McMoRan, Inc.
3.55%, 03/01/22	380,000	376,675
5.40%, 11/14/34	115,000	117,588
5.45%, 03/15/43	3,050,000	3,061,437
Fresenius Medical Care US Finance II, Inc.
5.88%, 01/31/22 144A	750,000	826,384
Frontier Communications Corporation
11.00%, 09/15/25	295,000	218,300
7.88%, 01/15/27	405,000	256,163
GameStop Corporation
5.50%, 10/01/19 144A	295,000	300,900
Gates Global LLC
6.00%, 07/15/22 144A	195,000	200,363
General Electric Co.
3.15%, 09/07/22	95,000	96,565
6.75%, 03/15/32	30,000	41,158
6.88%, 01/10/39	161,000	232,446
General Motors Co.
5.20%, 04/01/45	210,000	222,722
General Motors Financial Co., Inc.
3.45%, 04/10/22	300,000	304,289
5.25%, 03/01/26	625,000	688,379
Genesis Energy LP
5.63%, 06/15/24	130,000	127,400
GEO Group, Inc. REIT
5.88%, 10/15/24	100,000	103,250
Georgia-Pacific LLC
8.88%, 05/15/31	605,000	938,405
Gilead Sciences, Inc.
4.00%, 09/01/36	940,000	996,399
Global Marine, Inc.
7.00%, 06/01/28	45,000	46,125
Goldman Sachs Capital II (Variable, ICE LIBOR USD 3M + 0.77%), 4.00%, 02/09/18†	58,000	51,417
Goldman Sachs Group, Inc.
2.90%, 07/19/18	130,000	130,609
6.75%, 10/01/37	355,000	476,085
5.15%, 05/22/45	810,000	941,510
Goodyear Tire & Rubber Co.
5.13%, 11/15/23	750,000	784,417
7.00%, 03/15/28	690,000	779,700
Guitar Center, Inc.
6.50%, 04/15/19 144A	310,000	288,300
Hanesbrands, Inc.
4.63%, 05/15/24 144A	160,000	164,000

	Par	Value
4.88%, 05/15/26 144A	$150,000	$154,500
Harris Corporation
5.05%, 04/27/45	30,000	35,422
HCA, Inc.
7.50%, 02/15/22	40,000	45,100
5.88%, 05/01/23	80,000	85,600
8.36%, 04/15/24	90,000	106,875
5.38%, 02/01/25	620,000	643,250
7.69%, 06/15/25	275,000	312,813
7.58%, 09/15/25	715,000	822,250
5.25%, 06/15/26	500,000	531,250
4.50%, 02/15/27	450,000	453,375
7.05%, 12/01/27	20,000	22,100
7.50%, 11/06/33	205,000	230,625
7.75%, 07/15/36	120,000	136,200
Hercules LLC
6.50%, 06/30/29	250,000	253,750
Hilton Worldwide Finance LLC
4.88%, 04/01/27	720,000	755,100
International Business Machines Corporation
1.63%, 05/15/20	720,000	711,420
International Lease Finance Corporation
3.88%, 04/15/18	10,000	10,047
6.25%, 05/15/19	75,000	78,619
4.63%, 04/15/21	300,000	316,376
INVISTA Finance LLC
4.25%, 10/15/19 144A	915,000	931,104
J.C. Penney Corporation, Inc.
6.38%, 10/15/36Δ	480,000	288,000
7.63%, 03/01/97Δ	815,000	491,037
Jaguar Holding Co. II
6.38%, 08/01/23 144A	190,000	192,375
Jefferies Finance LLC
7.50%, 04/15/21 144A	275,000	286,000
6.88%, 04/15/22 144A	200,000	203,500
Jefferies Group LLC
5.13%, 04/13/18	55,000	55,455
6.88%, 04/15/21	270,000	302,274
5.13%, 01/20/23	305,000	330,930
6.45%, 06/08/27	35,000	40,734
3.88%, 11/01/29Δ CONV	55,000	55,138
6.25%, 01/15/36	1,135,000	1,294,322
6.50%, 01/20/43	510,000	603,595
JPMorgan Chase & Co.
4.25%, 11/02/18(Z)	360,000	258,693
(Variable, ICE LIBOR USD 3M + 3.33%), 6.13%, 04/30/24†	260,000	285,025
K Hovnanian Enterprises, Inc.
5.00%, 11/01/21	795,000	743,325
KB Home
1.38%, 02/01/19 CONV	440,000	540,650
Kinder Morgan Energy Partners LP
6.50%, 02/01/37	75,000	88,025
6.95%, 01/15/38	90,000	112,231

See Notes to Financial Statements.	163

GLOBAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Kinder Morgan, Inc.
7.75%, 01/15/32	$780,000	$1,009,589
Kindred Healthcare, Inc.
8.75%, 01/15/23Δ	240,000	255,600
Kraft Heinz Foods Co.
4.88%, 02/15/25 144A	196,000	207,897
5.20%, 07/15/45	830,000	916,466
Lamb Weston Holdings, Inc.
4.63%, 11/01/24 144A	440,000	455,400
4.88%, 11/01/26 144A	1,080,000	1,131,300
Lennar Corporation
4.75%, 11/15/22	315,000	331,931
4.75%, 11/29/27 144A	400,000	413,920
Leonardo US Holdings, Inc.
6.25%, 01/15/40 144A Δ	143,000	166,416
Lockheed Martin Corporation
3.80%, 03/01/45	1,090,000	1,108,583
Magnum Hunter Resources
Corporation (Escrow)
0.00%, 12/31/20y †††	470,000	—
Masco Corporation
7.75%, 08/01/29	117,000	152,674
6.50%, 08/15/32	47,000	57,519
MBIA Insurance Corporation
12.62%, 01/15/33 144A	435,000	201,188
Microchip Technology, Inc.
1.63%, 02/15/25 CONV	280,000	477,400
Micron Technology, Inc.
5.25%, 01/15/24 144A	190,000	198,313
5.50%, 02/01/25	228,000	239,685
Midas Intermediate Holdco II LLC
7.88%, 10/01/22 144A	1,015,000	1,027,687
Miran Mid-Atlantic Pass Through Trust Series C
10.06%, 12/30/28	769,693	781,238
Morgan Stanley
4.75%, 11/16/18(A)	275,000	219,107
5.75%, 01/25/21	205,000	223,490
3.13%, 08/05/21(C)	535,000	432,620
4.10%, 05/22/23	370,000	385,947
6.25%, 08/09/26	400,000	478,234
4.35%, 09/08/26	940,000	986,771
3.95%, 04/23/27	125,000	127,181
MPH Acquisition Holdings LLC
7.13%, 06/01/24 144A	170,000	181,475
MPLX LP
4.50%, 07/15/23	20,000	21,155
4.88%, 06/01/25	75,000	80,501
MPT Operating Partnership LP REIT
5.25%, 08/01/26	340,000	353,600
Murray Energy Corporation
11.25%, 04/15/21 144A	310,000	159,650
Mutual of Omaha Insurance Co.
6.80%, 06/15/36 144A	1,200,000	1,568,732
Navient Corporation
8.45%, 06/15/18	406,000	417,368
5.50%, 01/15/19	75,000	76,500

	Par	Value
8.00%, 03/25/20	$600,000	$650,250
5.88%, 03/25/21	320,000	331,600
5.50%, 01/25/23	1,720,000	1,722,150
6.13%, 03/25/24	1,480,000	1,505,900
5.88%, 10/25/24Δ	600,000	598,500
Navios Maritime Acquisition Corporation
8.13%, 11/15/21 144A	90,000	76,725
NCL Corporation, Ltd.
4.75%, 12/15/21 144A	580,000	601,750
New Albertsons, Inc.
7.75%, 06/15/26	410,000	371,050
6.63%, 06/01/28	60,000	47,700
7.45%, 08/01/29	1,415,000	1,252,275
8.70%, 05/01/30	320,000	300,800
8.00%, 05/01/31Δ	1,310,000	1,188,825
Newell Brands, Inc.
3.85%, 04/01/23	680,000	704,447
4.00%, 12/01/24	445,000	462,785
Newfield Exploration Co.
5.63%, 07/01/24	955,000	1,031,400
Newmont Mining Corporation
4.88%, 03/15/42	575,000	640,406
NGL Energy Partners LP
6.88%, 10/15/21	50,000	51,250
7.50%, 11/01/23	785,000	814,437
6.13%, 03/01/25Δ	740,000	725,200
NGPL PipeCo LLC
4.38%, 08/15/22 144A	600,000	612,375
7.77%, 12/15/37 144A Δ	200,000	247,500
Nine West Holdings, Inc.
6.13%, 11/15/34	125,000	13,750
NRG Energy, Inc.
7.25%, 05/15/26	230,000	251,560
NRG REMA LLC
9.68%, 07/02/26	200,000	120,000
Nuance Communications, Inc.
1.25%, 04/01/25 144A Δ CONV	85,000	87,231
1.50%, 11/01/35Δ CONV	5,000	5,175
1.00%, 12/15/35 CONV	1,315,000	1,261,578
Oasis Petroleum, Inc.
6.88%, 03/15/22Δ	330,000	339,487
6.88%, 01/15/23Δ	95,000	97,494
Old Republic International Corporation
3.75%, 03/15/18Δ CONV	1,060,000	1,474,725
4.88%, 10/01/24	520,000	557,787
ON Semiconductor Corporation
1.00%, 12/01/20 CONV	645,000	826,406
ONEOK Partners LP
4.90%, 03/15/25	60,000	64,429
6.20%, 09/15/43	20,000	23,840
Outfront Media Capital LLC
5.25%, 02/15/22	110,000	113,163
5.88%, 03/15/25	170,000	180,413
Owens Corning
7.00%, 12/01/36	1,043,000	1,380,963

164	See Notes to Financial Statements.

	Par	Value
Owens-Brockway Glass Container, Inc.
5.38%, 01/15/25 144A	$1,500,000	$1,588,125
Pactiv LLC
8.38%, 04/15/27	200,000	230,000
Penn Mutual Life Insurance Co.
7.63%, 06/15/40 144A	685,000	958,777
Priceline Group, Inc.
0.90%, 09/15/21Δ CONV	570,000	667,969
Pride International, Inc.
7.88%, 08/15/40Δ	270,000	225,450
PulteGroup, Inc.
7.88%, 06/15/32	1,500,000	1,890,000
6.38%, 05/15/33	470,000	528,750
6.00%, 02/15/35	180,000	194,400
QEP Resources, Inc.
5.38%, 10/01/22	315,000	323,662
5.25%, 05/01/23Δ	1,500,000	1,525,290
Quicken Loans, Inc.
5.75%, 05/01/25 144A	2,035,000	2,116,420
Qwest Capital Funding, Inc.
6.50%, 11/15/18	225,000	233,156
Qwest Corporation
6.88%, 09/15/33Δ	2,124,000	2,041,512
7.25%, 10/15/35Δ	110,000	105,628
Range Resources Corporation
5.00%, 08/15/22Δ	520,000	520,000
5.00%, 03/15/23	1,450,000	1,450,000
4.88%, 05/15/25Δ	240,000	232,800
Regency Energy Partners LP
5.88%, 03/01/22	340,000	372,034
5.00%, 10/01/22	80,000	85,364
Reliance Holding USA, Inc.
4.50%, 10/19/20 144A	540,000	564,951
Reynolds Group Issuer, Inc.
5.75%, 10/15/20	58,146	59,091
Rovi Corporation
0.50%, 03/01/20Δ CONV	985,000	932,056
RPM International, Inc.
2.25%, 12/15/20Δ CONV	47,000	54,491
RR Donnelley & Sons Co.
7.00%, 02/15/22	38,000	39,425
6.00%, 04/01/24Δ	278,000	260,973
Sanchez Energy Corporation
7.75%, 06/15/21	50,000	47,250
6.13%, 01/15/23Δ	100,000	85,000
Sealed Air Corporation
4.88%, 12/01/22 144A	25,000	26,500
5.50%, 09/15/25 144A	555,000	606,337
ServiceMaster Co. LLC
7.45%, 08/15/27	1,195,000	1,299,562
SM Energy Co.
5.00%, 01/15/24	40,000	38,775
Southern Copper Corporation
5.25%, 11/08/42	1,210,000	1,356,506
Southwestern Energy Co.
6.70%, 01/23/25Δ	280,000	292,250

	Par	Value
Spectrum Brands, Inc.
5.75%, 07/15/25	$910,000	$962,325
Springleaf Finance Corporation
7.75%, 10/01/21	145,000	160,044
6.13%, 05/15/22	1,165,000	1,214,512
8.25%, 10/01/23	55,000	61,738
Sprint Capital Corporation
6.88%, 11/15/28	2,865,000	2,890,069
8.75%, 03/15/32	1,135,000	1,291,062
Sprint Communications, Inc.
11.50%, 11/15/21	570,000	691,125
Sprint Corporation
7.88%, 09/15/23	680,000	725,900
Targa Resources Partners LP
4.25%, 11/15/23	430,000	426,775
6.75%, 03/15/24	1,050,000	1,130,062
5.13%, 02/01/25	870,000	893,925
5.38%, 02/01/27	70,000	72,100
Taylor Morrison Communities, Inc.
5.25%, 04/15/21 144A	410,000	418,712
Tenet Healthcare Corporation
7.50%, 01/01/22 144A Δ	110,000	115,913
8.13%, 04/01/22	310,000	316,588
6.75%, 06/15/23Δ	285,000	277,519
5.13%, 05/01/25 144A Δ	860,000	841,725
6.88%, 11/15/31	85,000	70,125
Textron, Inc.
6.63%, 04/07/20(U)	130,000	193,519
Time Warner Cable LLC
8.75%, 02/14/19	190,000	202,638
8.25%, 04/01/19	40,000	42,764
5.50%, 09/01/41	60,000	62,745
4.50%, 09/15/42	105,000	98,871
Time Warner, Inc.
4.00%, 01/15/22	50,000	52,110
TMX Finance LLC
8.50%, 09/15/18 144A	50,000	46,000
TransDigm, Inc.
6.50%, 07/15/24	199,000	204,473
6.50%, 05/15/25	195,000	199,875
Transocean Proteus, Ltd.
6.25%, 12/01/24 144A	1,444,500	1,520,336
Transocean, Inc.
5.80%, 10/15/22Δ	430,000	425,700
6.80%, 03/15/38Δ	80,000	64,600
TRI Pointe Group, Inc.
4.38%, 06/15/19	100,000	102,500
5.88%, 06/15/24	5,000	5,363
TRU Taj LLC
11.00%, 01/22/19 144A †††	195,000	201,789
12.00%, 08/15/21 144A Δ #	193,000	180,455
United Airlines Class A Pass-Through Trust Series 2014-1
4.00%, 04/11/26Δ	215,075	225,853
United Airlines Class B Pass-Through Trust Series 2014-2
4.63%, 09/03/22	73,004	75,208

See Notes to Financial Statements.	165

GLOBAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
United Airlines Pass-Through Trust Series
2007-1 6.64%, 07/02/22	$161,263	$174,406
United Rentals North America, Inc.
5.75%, 11/15/24	540,000	570,375
4.63%, 10/15/25	150,000	151,500
5.50%, 05/15/27	390,000	411,450
4.88%, 01/15/28	445,000	448,337
United States Steel Corporation
6.65%, 06/01/37Δ	760,000	748,600
Uniti Group, Inc. REIT
8.25%, 10/15/23Δ	170,000	164,263
US Airways Class A Pass-Through Trust 2012-2
4.63%, 06/03/25	192,874	205,208
US Airways Class A Pass-Through Trust Series
2012-1 5.90%, 10/01/24	243,497	270,818
US Airways Class B Pass-Through Trust Series
2012-1 8.00%, 10/01/19	397,419	431,199
Vantiv LLC
4.38%, 11/15/25 144A	625,000	634,487
Wells Fargo & Co.
4.48%, 01/16/24	124,000	133,379
(Variable, ICE LIBOR USD 3M + 3.99%),
5.88%, 06/15/25† Δ	240,000	266,112
West Corporation
4.75%, 07/15/21 144A	50,000	50,750
Westlake Chemical Corporation
4.63%, 02/15/21	60,000	61,800
4.88%, 05/15/23	20,000	20,700
WestRock MWV LLC
8.20%, 01/15/30	145,000	204,280
7.95%, 02/15/31	45,000	63,421
WEX, Inc.
4.75%, 02/01/23 144A	440,000	450,725
Weyerhaeuser Co. REIT
8.50%, 01/15/25	405,000	533,051
6.95%, 10/01/27	55,000	69,065
7.38%, 03/15/32	370,000	512,314
6.88%, 12/15/33	490,000	646,078
Whiting Petroleum Corporation
5.00%, 03/15/19Δ	755,000	775,196
5.75%, 03/15/21Δ	420,000	432,075
6.25%, 04/01/23Δ	1,260,000	1,294,650
6.63%, 01/15/26 144A Δ	305,000	311,481
William Lyon Homes, Inc.
7.00%, 08/15/22Δ	20,000	20,650
Williams Cos., Inc.
7.50%, 01/15/31	60,000	73,650
5.75%, 06/24/44	440,000	471,900
Windstream Services LLC
7.75%, 10/15/20Δ	180,000	153,000
7.50%, 04/01/23Δ	250,000	167,500
6.38%, 08/01/23 144A Δ	80,000	48,400
8.75%, 12/15/24 144A	503,000	353,986
WPX Energy, Inc.
8.25%, 08/01/23	430,000	490,200

	Par	Value
XPO Logistics, Inc.
6.50%, 06/15/22 144A Δ	$20,000	$20,950
6.13%, 09/01/23 144A Δ	490,000	520,012
ZF North America Capital, Inc.
4.75%, 04/29/25 144A	550,000	584,375

Total Corporate Bonds (Cost $167,991,659)		183,510,086

FOREIGN BONDS — 29.3%
Argentina — 2.2%
Argentina POM Politica Monetaria (Floating, Argentina Central Bank 7D Repo Rate + 0.00%), 28.75%, 06/21/20† (ZA)	4,070,000	232,473
Argentine Bonos del Tesoro
21.20%, 09/19/18(ZA)	37,563,000	1,967,094
18.20%, 10/03/21(ZA)	68,281,000	3,780,989
Argentine Republic Government International Bond
6.88%, 04/22/21	680,000	741,795
7.50%, 04/22/26Δ	540,000	612,711
7.63%, 04/22/46Δ	950,000	1,073,975
Pampa Energia SA
7.50%, 01/24/27 144A	910,000	1,001,127
Provincia de Buenos Aires
7.88%, 06/15/27 144A	780,000	867,610
YPF SA
8.50%, 03/23/21 144A	980,000	1,110,830

		11,388,604

Armenia — 0.1%
Armenia International Bond
6.00%, 09/30/20Δ	520,000	553,587

Australia — 0.0%
FMG Resources August 2006 Proprietary, Ltd.
9.75%, 03/01/22 144A	240,000	266,160

Austria — 0.1%
Suzano Austria GmbH
5.75%, 07/14/26 144A	570,000	620,217

Bermuda — 0.3%
XLIT, Ltd.
6.38%, 11/15/24Δ	585,000	682,441
6.25%, 05/15/27Δ	640,000	758,894

		1,441,335

Brazil — 1.6%
Brazil Notas do Tesouro Nacional Serie F
10.00%, 01/01/21(B)	14,497,000	4,504,166
10.00%, 01/01/27(B)	317,000	94,314
Brazilian Government International Bond
10.25%, 01/10/28(B)	5,250,000	1,706,460
Itau Unibanco Holding SA
6.13%, 12/12/22	1,060,000	1,072,508
Ultrapar International SA
5.25%, 10/06/26 144A	420,000	429,752

166	See Notes to Financial Statements.

	Par	Value
Vale Overseas, Ltd.
6.88%, 11/21/36	$592,000	$728,160

		8,535,360

Canada — 2.2%
1011778 BC ULC
5.00%, 10/15/25 144A	40,000	40,500
Baytex Energy Corporation
5.13%, 06/01/21 144A	110,000	105,325
5.63%, 06/01/24 144A	110,000	102,988
Bombardier, Inc.
6.00%, 10/15/22 144A Δ	1,200,000	1,185,000
Hudbay Minerals, Inc.
7.25%, 01/15/23 144A	190,000	202,350
7.63%, 01/15/25 144A	1,030,000	1,133,000
MEG Energy Corporation
6.38%, 01/30/23 144A	45,000	38,475
7.00%, 03/31/24 144A	605,000	513,494
Methanex Corporation
5.25%, 03/01/22	75,000	79,636
Province of Ontario Canada
2.10%, 09/08/18(C)	3,500,000	2,796,380
Province of Ontario Generic Residual STRIP
2.96%, 07/13/22Ω (C)	2,600,000	1,852,598
2.90%, 03/08/29Ω (C)	2,400,000	1,391,523
Stone Container Finance Company of Canada II
7.38%, 07/15/14y††† #	330,000	6,600
Teine Energy, Ltd.
6.88%, 09/30/22 144A	60,000	62,250
Valeant Pharmaceuticals International, Inc.
5.38%, 03/15/20 144A	8,000	8,040
7.50%, 07/15/21 144A	40,000	40,800
5.50%, 03/01/23 144A	270,000	248,400
5.88%, 05/15/23 144A	10,000	9,300
6.13%, 04/15/25 144A	1,460,000	1,341,375
9.00%, 12/15/25 144A Δ	200,000	208,940

		11,366,974

Chile — 0.1%
AES Gener SA
5.25%, 08/15/21 144A	203,000	212,758
Corporation Nacional del Cobre de Chile
3.63%, 08/01/27 144A	220,000	220,790

		433,548

China — 0.3%
Park Aerospace Holdings, Ltd.
5.25%, 08/15/22 144A	310,000	309,225
4.50%, 03/15/23 144A	260,000	248,950
5.50%, 02/15/24 144A	1,160,000	1,154,200

		1,712,375

Colombia — 1.3%
Colombia Government International Bond
5.63%, 02/26/44	3,567,000	4,093,132

	Par	Value
Colombian TES
10.00%, 07/24/24(X)	$23,100,000	$9,351
Ecopetrol SA
5.88%, 09/18/23	190,000	210,425
4.13%, 01/16/25	920,000	926,900
5.38%, 06/26/26	80,000	86,576
Grupo Energia Bogota SA ESP
6.13%, 11/10/21 144A	250,000	255,313
Millicom Internatinal Cellular
5.13%, 01/15/28 144A	840,000	844,200
Transportadora de Gas Internacional SA ESP
5.70%, 03/20/22	260,000	267,280

		6,693,177

Ecuador — 0.2%
Ecuador Government International Bond
9.65%, 12/13/26 144A	810,000	932,513

France — 0.3%
3AB Optique Developpement SAS
4.00%, 10/01/23(E)	200,000	242,731
Burger King France SAS
(Floating, Euribor 3M + 5.25%),
5.25%, 05/01/23 144A † (E)	130,000	159,891
6.00%, 05/01/24 144A (E)	120,000	155,760
Europcar Groupe SA
5.75%, 06/15/22 144A (E)	170,000	213,858
SFR Group SA
5.63%, 05/15/24 144A (E)	160,000	200,656
5.63%, 05/15/24(E)	500,000	627,051

		1,599,947

Germany — 0.9%
Bundesrepublik Deutschland Bundesanleihe
1.00%, 08/15/24(E)	2,180,000	2,782,150
CeramTec Group GmbH
8.25%, 08/15/21(E)	580,000	730,841
IHO Verwaltungs GmbH
Cash coupon 4.13% or PIK
4.88%, 09/15/21 144A	210,000	214,200
Cash coupon 4.75% or PIK
5.50%, 09/15/26 144A	210,000	213,675
Platin 1426 GmbH
5.38%, 06/15/23 144A (E)	480,000	576,677

		4,517,543

Ghana — 0.1%
Ghana Government International Bond
10.75%, 10/14/30 144A	540,000	744,682

Guatemala — 0.1%
Guatemala Government Bond
4.38%, 06/05/27 144A	760,000	760,000

Honduras — 0.2%
Honduras Government International Bond
7.50%, 03/15/24	460,000	516,350

See Notes to Financial Statements.	167

GLOBAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
6.25%, 01/19/27 144A	$620,000	$664,702

		1,181,052

India — 0.2%
ICICI Bank, Ltd.
4.80%, 05/22/19 144A	920,000	946,514

Indonesia — 1.2%
Indonesia Government International Bond
5.88%, 01/15/24 144A	400,000	456,383
6.63%, 02/17/37	1,355,000	1,737,223
5.25%, 01/17/42 144A	1,710,000	1,918,396
Indonesia Treasury Bond
7.00%, 05/15/27(I)	30,479,000,000	2,361,041

		6,473,043

Ireland — 0.4%
AerCap Ireland Capital DAC
3.50%, 05/26/22Δ	300,000	304,761
Ardagh Packaging Finance PLC
4.63%, 05/15/23 144A	250,000	256,013
7.25%, 05/15/24 144A	460,000	502,550
GE Capital International Funding Co.
3.37%, 11/15/25	246,000	250,456
4.42%, 11/15/35	569,000	616,965

		1,930,745

Italy — 1.8%
Enel SpA
(Variable, GBP Swap Rate 5Y + 5.66%),
7.75%, 09/10/75† (U)	440,000	685,900
Intesa Sanpaolo SpA
(Variable, EUR Swap Rate 5Y + 6.88%),
7.00%, 01/19/21† (E)	530,000	704,941
Italy Buoni Poliennali Del Tesoro
2.20%, 06/01/27(E)	4,860,000	5,959,900
Telecom Italia Capital SA
6.38%, 11/15/33	715,000	834,762
6.00%, 09/30/34	200,000	225,500
Telecom Italia SpA
5.30%, 05/30/24 144A	800,000	857,000

		9,268,003

Ivory Coast — 0.1%
Ivory Coast Government International Bond
5.75%, 12/31/32 144A Δ STEP	752,700	754,196

Jersey — 0.2%
Adient Global Holdings, Ltd.
4.88%, 08/15/26 144A	740,000	764,050
Delphi Technologies PLC
5.00%, 10/01/25 144A	290,000	294,350

		1,058,400

Kazakhstan — 0.2%
KazTransGas JSC
4.38%, 09/26/27 144A	880,000	885,522

	Par	Value
Kenya — 0.1%
Kenya Government International Bond
6.88%, 06/24/24 144A	$470,000	$501,727

Luxembourg — 0.4%
ArcelorMittal
6.00%, 03/01/21	30,000	32,550
7.50%, 10/15/39	510,000	655,350
7.25%, 03/01/41	690,000	876,300
LSF9 Balta Issuer SA
7.75%, 09/15/22 144A (E)	291,600	377,226

		1,941,426

Mexico — 3.3%
Banco Mercantil del Norte SA
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 5.04%),
6.88%, 07/06/22 144A †	260,000	274,625
Mexican Bonos
6.50%, 06/09/22(M)	45,803,100	2,232,116
8.00%, 12/07/23(M)	41,500,000	2,146,835
10.00%, 12/05/24(M)	31,500,000	1,807,383
7.50%, 06/03/27(M)	121,750,000	6,125,364
8.50%, 05/31/29(M)	2,000,000	107,826
7.75%, 05/29/31(M)	3,000,000	152,811
7.75%, 11/13/42(M)	63,160,000	3,196,145
Mexichem SAB de CV
5.88%, 09/17/44 144A	570,000	592,800
Petroleos Mexicanos
5.50%, 01/21/21	750,000	796,688

		17,432,593

Morocco & Antilles — 0.2%
OCP SA
5.63%, 04/25/24 144A	550,000	590,494
4.50%, 10/22/25 144A	520,000	521,713

		1,112,207

Netherlands — 3.1%
ABN AMRO Bank NV
7.13%, 07/06/22(E)	750,000	1,151,549
Alcoa Nederland Holding BV
6.75%, 09/30/24 144A	380,000	416,100
7.00%, 09/30/26 144A	250,000	281,875
Altice Financing SA
6.63%, 02/15/23 144A	400,000	419,840
7.50%, 05/15/26 144A	260,000	277,550
Cooperatieve Rabobank UA
5.75%, 12/01/43	880,000	1,123,868
EDP Finance BV
4.90%, 10/01/19 144A	1,600,000	1,667,238
4.13%, 01/15/20 144A	540,000	557,065
Embraer Netherlands Finance BV
5.40%, 02/01/27	250,000	270,313

168	See Notes to Financial Statements.

	Par	Value
Equate Petrochemical BV
4.25%, 11/03/26 144A	$580,000	$591,890
Majapahit Holding BV
7.75%, 01/20/20	1,570,000	1,721,191
Marfrig Holdings Europe BV
8.00%, 06/08/23 144A	480,000	502,200
Myriad International Holdings BV
4.85%, 07/06/27 144A	750,000	779,562
Oi Brasil Holdings Cooperatief UA
5.75%, 02/10/22 144A #	933,000	422,182
Petrobras Global Finance BV
4.38%, 05/20/23	250,000	247,868
6.25%, 03/17/24	2,970,000	3,158,595
6.88%, 01/20/40Δ	390,000	395,363
6.75%, 01/27/41	270,000	270,637
5.63%, 05/20/43	275,000	246,782
Telefonica Europe BV
(Variable, GBP Swap Rate 5Y + 4.46%), 6.75%, 11/26/20† Δ (U)	300,000	449,343
UPCB Finance IV, Ltd.
5.38%, 01/15/25 144A	250,000	252,975
VEON Holdings BV
7.50%, 03/01/22	200,000	227,650
7.50%, 03/01/22 144A	630,000	717,097
Ziggo Bond Finance BV
5.88%, 01/15/25 144A	200,000	197,500

		16,346,233

New Zealand — 0.3%
New Zealand Government Bond
5.00%, 03/15/19(Z)	2,385,000	1,754,859

Nigeria — 0.1%
Nigeria Government International Bond
7.63%, 11/28/47 144A Δ	310,000	333,478

Norway — 0.0%
Norway Government Bond
4.50%, 05/22/19 144A (K)	172,000	22,118
3.75%, 05/25/21 144A (K)	129,000	17,209

		39,327

Panama — 0.0%
Panama Government International Bond
6.70%, 01/26/36	3,000	4,008

Peru — 0.5%
Peruvian Government International Bond
6.55%, 03/14/37	890,000	1,208,175
Transportadora de Gas del Peru SA
4.25%, 04/30/28 144A	1,400,000	1,454,600

		2,662,775

Philippines — 0.0%
Philippine Government International Bond
4.00%, 01/15/21	200,000	210,264

	Par	Value
Poland — 0.6%
Republic of Poland Government Bond
2.50%, 07/25/26(P)	$11,450,000	$3,116,806

Qatar — 0.0%
Ooredoo International Finance, Ltd.
4.75%, 02/16/21 144A Δ	200,000	210,542

Russia — 1.7%
Russian Federal Bond - OFZ
8.15%, 02/03/27(Q)	257,799,000	4,712,409
7.05%, 01/19/28(Q)	246,671,000	4,164,149

		8,876,558

Saudi Arabia — 0.2%
Saudi Government International Bond
2.38%, 10/26/21 144A	395,000	385,808
3.25%, 10/26/26 144A Δ	875,000	859,650

		1,245,458

Singapore — 0.2%
BOC Aviation, Ltd.
3.00%, 03/30/20 144A	1,000,000	1,003,905

Spain — 0.2%
Masaria Investments SAU
5.00%, 09/15/24 144A (E)	710,000	860,200
(Floating, Euribor 3M + 5.25%), 5.25%, 09/15/24 144A † (E)	260,000	311,655
Telefonica Emisiones SA Unipersonal
5.13%, 04/27/20	75,000	79,439

		1,251,294

Turkey — 1.4%
Turk Telekomunikasyon AS
4.88%, 06/19/24 144A Δ	1,680,000	1,712,622
Turkey Government Bond
10.60%, 02/11/26(T)	11,580,000	2,844,974
Turkey Government International Bond
6.00%, 03/25/27	2,190,000	2,335,872
4.88%, 04/16/43	500,000	440,048

		7,333,516

United Kingdom — 2.9%
Anglian Water Osprey Financing PLC
7.00%, 01/31/18Δ (U)	310,000	421,426
Anglo American Capital PLC
4.75%, 04/10/27 144A	200,000	209,639
Barclays Bank PLC
7.63%, 11/21/22	1,660,000	1,883,063
Barclays PLC
(Variable, EUR Swap Rate 5Y + 2.45%),
2.63%, 11/11/25† (E)	300,000	374,601
Boparan Finance PLC
5.50%, 07/15/21Δ (U)	270,000	332,155
Ensco PLC
8.00%, 01/31/24	33,000	33,248
HBOS PLC
6.75%, 05/21/18 144A	500,000	508,526

See Notes to Financial Statements.	169

GLOBAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
HSBC Holdings PLC
6.00%, 06/10/19(E)	$270,000	$351,625
(Variable, USD ICE Swap Rate 5Y + 4.37%), 6.38%, 03/30/25† Δ	600,000	646,500
Intelsat Jackson Holdings SA
5.50%, 08/01/23	330,000	270,600
KCA Deutag UK Finance PLC
7.25%, 05/15/21 144A	540,000	526,500
Lloyds Bank PLC
6.50%, 03/24/20(E)	326,000	446,165
Lloyds Banking Group PLC
5.30%, 12/01/45Δ	1,581,000	1,881,044
Pinewood Finco PLC
3.75%, 12/01/23 144A (U)	190,000	258,420
Rio Tinto Finance USA PLC
4.13%, 08/21/42Δ	145,000	155,529
Royal Bank of Scotland Group PLC
6.10%, 06/10/23	1,880,000	2,072,599
6.00%, 12/19/23	275,000	303,274
(Variable, EUR Swap Rate 5Y + 2.65%), 3.63%, 03/25/24† Δ (E)	547,000	677,932
Santander UK Group Holdings PLC
(Variable, GBP Swap Rate 5Y + 5.54%), 7.38%, 06/24/22† Δ (U)	390,000	581,360
Southern Gas Networks PLC
4.88%, 12/21/20(U)	270,000	403,795
Standard Chartered PLC
5.13%, 06/06/34(U)	321,000	489,647
Synlab Bondco PLC
6.25%, 07/01/22(E)	270,000	342,435
Synlab Unsecured Bondco PLC
8.25%, 07/01/23(E)	170,000	222,224
Tesco Property Finance 3 PLC
5.74%, 04/13/40(U)	274,055	440,134
Tesco Property Finance 6 PLC
5.41%, 07/13/44(U)	585,786	919,853
Virgin Media Finance PLC
6.38%, 10/15/24 144A (U)	360,000	521,001
Virgin Media Secured Finance PLC
5.50%, 08/15/26 144A	200,000	205,500

		15,478,795

Total Foreign Bonds (Cost $158,662,531)		154,919,268

FOREIGN GOVERNMENT
INFLATION-LINKED BOND — 0.4%
Brazil — 0.4%
Brazil Notas do Tesouro Nacional Serie B
6.00%, 08/15/50(B)
(Cost $2,508,703)	2,063,000	2,049,043

LOAN AGREEMENTS — 2.8%
1011778 B.C. Unlimited Liability Co. Term B-3 Loan
(Floating, ICE LIBOR USD 1M +2.25%), 3.82%, 02/16/24†	279,242	279,548

	Par	Value
(Floating, ICE LIBOR USD 3M +2.25%), 3.94%, 02/16/24†	$179,521	$179,717
Air Medical Group Holdings, Inc. Initial Term Loan
(Floating, ICE LIBOR USD 3M +3.25%),
4.94%, 04/28/22†	295,454	294,637
American Airlines, Inc. 2017 Class B Term Loan
(Floating, ICE LIBOR USD 1M +2.00%), 3.48%, 12/14/23†	198,000	198,201
American Airlines, Inc. 2017 Replacement Term Loan
(Floating, ICE LIBOR USD 1M +2.00%), 3.55%, 06/27/20†	975,019	978,066
American Builders & Contractors Supply Co., Inc. Additional Term B-1 Loan
(Floating, ICE LIBOR USD 1M +2.50%), 4.07%, 10/31/23†	539,484	542,547
Avolon TLB Borrower 1 (US) LLC Initial Term B-2 Loan
(Floating, ICE LIBOR USD 1M +2.25%), 3.75%, 03/21/22†	378,100	379,537
Beacon Roofing Supply, Inc. - Term B Loan
0.00%, 01/02/25† S	440,000	441,846
Berry Global, Inc. Term M Loan
(Floating, ICE LIBOR USD 1M +2.25%), 3.68%, 10/01/22†	96,967	97,452
(Floating, ICE LIBOR USD 1M +2.25%), 3.82%, 10/01/22†	150,395	151,147
CBS Radio, Inc. Additional Term B-1 Loan
(Floating, ICE LIBOR USD 3M +2.75%), 4.17%, 11/18/24†	460,000	461,869
CenturyLink, Inc. Initial Term B Loan
(Floating, ICE LIBOR USD 1M +2.75%), 4.32%, 01/31/25†	320,000	309,314
Charter Communications
Operating LLC Term B Loan 0.00%, 04/30/25† S	161,182	161,470
CSC Holdings LLC March 2017 Refinancing Term Loan
(Floating, ICE LIBOR USD 1M +2.25%), 3.74%, 07/17/25†	261,187	260,469
Dell International LLC Refinancing Term B Loan
(Floating, ICE LIBOR USD 1M +2.00%), 3.57%, 09/07/23†	440,000	440,255
Energy Future Intermediate Holding Co. LLC Term Loan
(Floating, ICE LIBOR USD 1M +3.00%), 4.50%, 06/30/18†	39,643	39,782
Energy Future Intermediate Holding Company LLC Term Loan
(Floating, ICE LIBOR USD 1M +3.00%), 4.57%, 06/30/18†	1,070,357	1,074,103
First Data Corporation 2024A New Dollar Term Loan
(Floating, ICE LIBOR USD 1M +2.25%), 3.80%, 04/26/24†	499,476	500,368

170	See Notes to Financial Statements.

	Par	Value
Flying Fortress Holdings LLC New Loan
(Floating, ICE LIBOR USD 3M +2.00%), 3.69%, 10/30/22†	$380,000	$382,612
Hilton Worldwide Finance LLC Series B-2 Term Loan
(Floating, ICE LIBOR USD 1M +2.00%), 3.55%, 10/25/23†	600,149	603,786
Level 3 Financing, Inc. Tranche B 2024 Term Loan
(Floating, ICE LIBOR USD 3M +2.25%), 3.70%, 02/22/24†	350,000	350,437
ON Semiconductor Corporation 2017 New Replacement Term B-2 Loan
(Floating, ICE LIBOR USD 1M +2.00%), 3.57%, 03/31/23†	330,312	332,221
Party City Holdings, Inc. 2016 Replacement Term Loan
(Floating, ICE LIBOR USD 3M +3.00%), 4.39%, 08/19/22†	443,654	445,841
(Floating, ICE LIBOR USD 3M +3.00%), 4.58%, 08/19/22†	187,206	188,129
(Floating, ICE LIBOR USD 3M + 3.00%), 4.70%, 08/19/22†	41,928	42,134
Petco Animal Supplies, Inc. Term Loan
(Floating, ICE LIBOR USD 3M +3.00%), 4.38%, 01/26/23†	404,849	308,191
PetSmart, Inc. Tranche B-2 Loan
(Floating, ICE LIBOR USD 1M +3.00%), 4.57%, 03/11/22†	975,000	785,789
Post Holdings, Inc. Series A Incremental Term Loan 0.00%, 05/24/24† S	440,000	442,017
Quikrete Holdings, Inc. Initial Loan 0.00%,
11/15/23† S	446,274	447,731
Trans Union LLC 2017 Replacement Term B-3 Loan
(Floating, ICE LIBOR USD 1M +2.00%), 3.57%, 04/10/23†	438,900	441,177
Unitymedia Hessen GmbH & Co. KG Facility B
0.00%, 09/30/25† S	590,000	591,330
Univision Communications, Inc. 2017
Replacement Repriced First-Lien Term Loan
(Floating, ICE LIBOR USD 1M +2.75%), 4.32%, 03/15/24†	724,505	723,191
UPC Financing Partnership Facility AR
0.00%, 01/15/26† S	500,000	500,417
Valeant Pharmaceuticals International,
Inc. Series F Tranche B Term Loan
(Floating, ICE LIBOR USD 1M +3.50%),
4.94%, 04/01/22†	359,416	364,950
Virgin Media Bristol LLC K Facility 0.00%,
01/15/26† S	175,000	175,219

	Par	Value
Western Digital Corporation
U.S. Term B-3 Loan
(Floating, ICE LIBOR USD 1M +2.00%), 3.57%, 04/29/23†	$269,325	$270,604
Windstream Services LLC Tranche
B-6 Term Loan (2016)
(Floating, ICE LIBOR USD 1M +4.00%), 5.50%, 03/29/21†	26,740	25,186
Zebra Technologies Corporation Tranche B Term Loan
0.00%, 10/27/21† S	120,000	120,722
Ziggo Secured Finance Partnership Term Loan E Facility
0.00%, 04/15/25† S	650,000	645,764

Total Loan Agreements (Cost $15,275,438)		14,977,776

MORTGAGE-BACKED SECURITIES — 2.4%
Commercial Mortgage Trust Series 2007-CD4 AJ
5.40%, 12/11/49	24,162	14,715
Credit Suisse Commercial Mortgage Trust Series 2006-C5 AJ
5.37%, 12/15/39	143,914	121,779
Credit Suisse Commercial Mortgage Trust Series 2007-C5 AM
5.87%, 09/15/40† g	115,521	112,330
CSMC Series 2015-2R 3A2
1.54%, 04/27/36 144A † g	729,605	559,206
Fannie Mae Connecticut Avenue Securities Series 2014-C02 2M2
(Floating, ICE LIBOR USD 1M + 2.60%), 4.15%, 05/25/24†	1,579,037	1,655,473
Fannie Mae Connecticut Avenue Securities Series 2015-C03 1M2
(Floating, ICE LIBOR USD 1M + 5.00%), 6.55%, 07/25/25†	747,758	844,345
FHLMC Structured Agency Credit Risk Debt Notes Series 2015-DNA3 M3
(Floating, ICE LIBOR USD 1M + 4.70%), 6.25%, 04/25/28†	830,000	981,387
FHLMC Structured Agency Credit Risk Debt Notes Series 2017-DNA1 B1
(Floating, ICE LIBOR USD 1M + 4.95%), 6.50%, 07/25/29†	1,060,000	1,174,722
FHLMC Structured Agency Credit Risk Debt Notes Series 2017-DNA2 B1
(Floating, ICE LIBOR USD 1M + 5.15%), 6.70%, 10/25/29†	560,000	624,483
FHLMC Structured Agency Credit Risk Debt Notes Series 2017-DNA3 M2
(Floating, ICE LIBOR USD 1M + 2.50%), 4.05%, 03/25/30†	1,590,000	1,648,759

See Notes to Financial Statements.	171

GLOBAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
JP Morgan Chase Commercial Mortgage Securities Trust Series 2007-LD12 AJ
5.93%, 02/15/51† g	$14,845	$14,519
Lone Star Portfolio Trust Series 2015-LSMZ M
(Floating, LIBOR USD 1M + 7.22%), 8.65%, 09/15/20 144A †	666,593	674,569
Lone Star Portfolio Trust Series 2015-LSP F
(Floating, LIBOR USD 1M + 6.90%), 8.38%, 09/15/28 144A †	767,900	780,883
LSTAR Securities Investment, Ltd. Series 2017-8 A
(Floating, ICE LIBOR USD 1M + 1.65%), 3.22%, 11/01/22 144A †	1,906,428	1,906,767
Morgan Stanley Resecuritization Trust Series 2015-R6 1B
(Floating, ICE LIBOR USD 1M + 0.26%), 1.59%, 07/26/45 144A †	557,087	304,710
Seasoned Credit Risk Transfer Trust Series 2017-2 M1
4.00%, 08/25/56 144A	610,000	595,894
Seasoned Credit Risk Transfer Trust Series 2017-2 M2
4.00%, 08/25/56 144A	800,000	736,000

Total Mortgage-Backed Securities (Cost $12,107,231)		12,750,541

MUNICIPAL BOND — 0.0%
State of Illinois, General Obligation
5.10%, 06/01/33 (Cost $127,476)	160,000	160,014

	Number of	Notional
	Contracts	Amount
PURCHASED OPTION — 0.0%
Put Option — 0.0%
Turkish Lira vs. U.S. Dollar,, Strike Price $3.93, Expires 01/23/18 (BAR) (Premiums received $36,349)	2,960,000	$2,960,000	98,495

	Par
U.S. TREASURY OBLIGATIONS — 19.1%
U.S. Treasury Bills
1.04%, 02/01/18Ω Δ	$3,500,000		3,496,323
1.18%, 02/08/18Ω	5,000,000		4,993,595
1.25%, 03/01/18Ω	2,530,000		2,524,834
1.33%, 03/22/18Ω	7,500,000		7,477,781
1.29%, 04/05/18Ω Δ	470,000		468,320

			18,960,853

U.S. Treasury Bonds
3.50%, 02/15/39	860,000		982,550

	Par	Value
4.25%, 05/15/39	$40,000	$50,572
3.88%, 08/15/40	30,000	36,155
2.75%, 08/15/42Δ	120,000	120,870
3.13%, 02/15/43	9,116,000	9,795,962
2.88%, 05/15/43	120,000	123,420
3.00%, 05/15/45	40,000	42,017
3.00%, 11/15/45	920,000	966,395
2.50%, 05/15/46	820,000	780,057
2.25%, 08/15/46	960,000	866,025
2.88%, 11/15/46Δ	2,120,000	2,175,194
3.00%, 05/15/47Δ	80,000	84,127

		16,023,344

U.S. Treasury Notes
0.63%, 04/30/18	530,000	528,648
0.75%, 08/31/18	4,000,000	3,975,782
1.38%, 09/30/18	250,000	249,375
1.50%, 12/31/18	5,875,000	5,856,984
1.25%, 03/31/19	15,000,000	14,891,017
1.25%, 06/30/19	3,000,000	2,973,750
1.63%, 06/30/19	10,000	9,967
1.25%, 10/31/19	110,000	108,780
3.63%, 02/15/21Δ	14,549,000	15,260,257
1.88%, 01/31/22	710,000	702,720
2.00%, 02/15/22	120,000	119,445
1.63%, 08/15/22	3,380,000	3,301,508
2.75%, 02/15/24	6,650,000	6,825,733
2.25%, 11/15/24	9,030,000	8,985,026
2.00%, 02/15/25	100,000	97,771
1.63%, 02/15/26	180,000	170,019
1.63%, 05/15/26Δ	470,000	442,764
2.00%, 11/15/26Δ	1,220,000	1,180,874

		65,680,420

Total U.S. Treasury Obligations (Cost $99,689,727)		100,664,617

	Shares
COMMON STOCKS — 1.0%
Consumer Discretionary — 0.2%
Ford Motor Co.	96,849	1,209,644

Energy — 0.1%
Berry Pete Corporation*	2,350	20,915
Blue Ridge Mountain Resources, Inc.*	24,163	199,345
Hercules Offshore, Inc.Δ Y ††† *	46,644	13,154

		233,414

Financials — 0.0%
Tricer Holdco SCA Y ††† *	4,654	13,543

Health Care — 0.2%
Bristol-Myers Squibb Co.	15,400	943,712

Industrials — 0.1%
Arconic, Inc.	14,757	402,128

172	See Notes to Financial Statements.

	Shares	Value
Information Technology — 0.4%
Corning, Inc.	70,534	$2,256,383

Total Common Stocks
(Cost $5,684,813)		5,058,824

PREFERRED STOCKS — 0.4%
Bank of America Corporation
7.25%, 12/28/17Δ CONV	602	794,038
Chesapeake Energy Corporation
5.00%, 10/31/17Δ CONV	3,950	224,903
5.75%, 10/31/17 CONV	30	16,781
5.75%, 10/31/17Δ CONV	780	448,013
5.75%, 10/31/17 144A CONV	50	27,969
4.50%, 11/30/17 CONV	1,229	61,081
El Paso Energy Capital Trust I
4.75%, 03/31/28 CONV	10,249	487,237
iStar, Inc. REIT
4.50%, 11/30/17 CONV	50	2,419
Tricer Holdco SCA
0.00%, 12/31/49Y ††† *	2,068,500	20,685

Total Preferred Stocks
(Cost $1,969,549)		2,083,126

MONEY MARKET FUNDS — 10.3%
GuideStone Money Market Fund (Investor Class)¥	29,745,692	29,745,692

	Shares	Value
Northern Institutional Liquid Assets Portfolio§	23,734,761	$23,734,761
Northern Institutional U.S. Government Portfolio	1,164,054	1,164,054

Total Money Market Funds
(Cost $54,644,507)		54,644,507

TOTAL INVESTMENTS — 103.6%
(Cost $534,786,980)		547,411,774

	Number of Contracts	Notional Amount
WRITTEN OPTION — (0.0)%
Call Option — (0.0)%
South African Rand vs. U.S. Dollar,, Strike Price $14.90, Expires 01/22/18 (BAR) (Premiums received $(39,535))	(2,890,000)	$(2,890,000)	(1,327)

Liabilities in Excess of Other
Assets — (3.6)%			(18,879,044)

NET ASSETS — 100.0%			$528,531,403

Futures Contracts outstanding at December 31, 2017:

Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Counter- party	Value and Unrealized Appreciation (Depreciation)
Euro-Bund	03/2018	(64)	$(12,415,472)	GSC	$69,823
Euro-Buxl®	03/2018	(3)	(589,822)	GSC	10,478
10-Year U.S. Treasury Note	03/2018	(37)	(4,589,735)	GSC	20,992
Ultra Long U.S. Treasury Bond	03/2018	(32)	(5,365,000)	GSC	(56,973)
5-Year U.S. Treasury Note	03/2018	326	37,869,485	GSC	(180,095)

Total Futures Contracts outstanding at December 31, 2017			$14,909,456		$(135,775)

Forward Foreign Currency Contracts outstanding at December 31, 2017:

Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
01/19/18	Euro	7,200,000	U.S. Dollars	8,428,421	BAR	$220,897
01/19/18	Euro	6,300,000	U.S. Dollars	7,352,415	CITI	215,738
01/19/18	Euro	4,310,000	U.S. Dollars	5,047,872	BAR	129,706
01/19/18	Euro	9,211,959	U.S. Dollars	10,937,912	CITI	128,360
01/19/18	Indian Rupees	256,817,535	U.S. Dollars	3,895,602	BAR	121,745
01/19/18	British Pounds	2,250,000	U.S. Dollars	2,949,030	CITI	90,860
01/19/18	U.S. Dollars	2,351,860	Mexican Pesos	45,000,000	BAR	72,105
01/19/18	Japanese Yen	334,680,000	U.S. Dollars	2,945,297	CITI	27,866
01/19/18	U.S. Dollars	790,572	Brazilian Reals	2,539,000	CITI	26,935
01/19/18	Polish Zloty	10,880,000	Euro	2,580,823	BAR	25,313
01/19/18	Indonesian Rupiahs	26,810,100,000	U.S. Dollars	1,959,230	BAR	18,256

See Notes to Financial Statements.	173

GLOBAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
01/19/18	Euro	1,000,000	U.S. Dollars	1,184,668	BAR	$16,626
01/19/18	Euro	1,810,000	U.S. Dollars	2,158,217	BAR	16,125
01/19/18	British Pounds	400,000	U.S. Dollars	529,295	BAR	11,130
01/19/18	U.S. Dollars	12,344	Mexican Pesos	234,921	CITI	443

Subtotal Appreciation						$1,122,105

01/19/18	U.S. Dollars	388,813	Australian Dollars	500,000	BAR	(1,319)
01/19/18	U.S. Dollars	568,403	Euro	480,000	BAR	(8,219)
01/19/18	U.S. Dollars	591,017	Euro	500,000	BAR	(9,630)
01/19/18	Japanese Yen	85,640,000	U.S. Dollars	771,232	BAR	(10,440)
01/19/18	U.S. Dollars	3,072,595	Polish Zloty	10,900,000	BAR	(58,791)
01/19/18	U.S. Dollars	5,057,487	British Pounds	3,793,751	BAR	(68,106)
01/19/18	Japanese Yen	1,469,325,000	U.S. Dollars	13,146,710	BAR	(93,813)
01/19/18	U.S. Dollars	3,723,837	Euro	3,200,000	BAR	(120,304)

Subtotal Depreciation						$(370,622)

Total Forward Foreign Currency Contracts outstanding at December 31, 2017						$751,483

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2017, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Agency Obligations	$11,937,440	$—	$11,937,440	$—
Asset-Backed Securities	4,558,037	—	4,558,037	—
Common Stocks	5,058,824	5,032,127	—	26,697
Corporate Bonds	183,510,086	—	183,308,297	201,789
Foreign Bonds:
Argentina	11,388,604	—	11,388,604	—
Armenia	553,587	—	553,587	—
Australia	266,160	—	266,160	—
Austria	620,217	—	620,217	—
Bermuda	1,441,335	—	1,441,335	—
Brazil	8,535,360	—	8,535,360	—
Canada	11,366,974	—	11,360,374	6,600
Chile	433,548	—	433,548	—
China	1,712,375	—	1,712,375	—
Colombia	6,693,177	—	6,693,177	—
Ecuador	932,513	—	932,513	—
France	1,599,947	—	1,599,947	—
Germany	4,517,543	—	4,517,543	—
Ghana	744,682	—	744,682	—
Guatemala	760,000	—	760,000	—
Honduras	1,181,052	—	1,181,052	—
India	946,514	—	946,514	—
Indonesia	6,473,043	—	6,473,043	—

174	See Notes to Financial Statements.

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Ireland	$1,930,745	$—	$1,930,745	$—
Italy	9,268,003	—	9,268,003	—
Ivory Coast	754,196	—	754,196	—
Jersey	1,058,400	—	1,058,400	—
Kazakhstan	885,522	—	885,522	—
Kenya	501,727	—	501,727	—
Luxembourg	1,941,426	—	1,941,426	—
Mexico	17,432,593	—	17,432,593	—
Morocco & Antilles	1,112,207	—	1,112,207	—
Netherlands	16,346,233	—	16,346,233	—
New Zealand	1,754,859	—	1,754,859	—
Nigeria	333,478	—	333,478	—
Norway	39,327	—	39,327	—
Panama	4,008	—	4,008	—
Peru	2,662,775	—	2,662,775	—
Philippines	210,264	—	210,264	—
Poland	3,116,806	—	3,116,806	—
Qatar	210,542	—	210,542	—
Russia	8,876,558	—	8,876,558	—
Saudi Arabia	1,245,458	—	1,245,458	—
Singapore	1,003,905	—	1,003,905	—
Spain	1,251,294	—	1,251,294	—
Turkey	7,333,516	—	7,333,516	—
United Kingdom	15,478,795	—	15,478,795	—
Foreign Government Inflation-Linked Bond	2,049,043	—	2,049,043	—
Loan Agreements	14,977,776	—	14,977,776	—
Money Market Funds	54,644,507	54,644,507	—	—
Mortgage-Backed Securities	12,750,541	—	12,750,541	—
Municipal Bond	160,014	—	160,014	—
Preferred Stocks	2,083,126	855,119	1,207,322	20,685
Purchased Option	98,495	—	98,495	—
U.S. Treasury Obligations	100,664,617	—	100,664,617	—

Total Assets - Investments in Securities	$547,411,774	$60,531,753	$486,624,250	$255,771

Other Financial Instruments***
Futures Contracts	$101,293	$101,293	$—	$—
Forward Foreign Currency Contracts	1,122,105	—	1,122,105	—

Total Assets - Other Financial Instruments	$1,223,398	$101,293	$1,122,105	$—

Liabilities:
Investments in Securities:
Written Option	$(1,327)	$—	$(1,327)	$—

Total Liabilities - Investments in Securities	$(1,327)	$—	$(1,327)	$—

See Notes to Financial Statements.	175

GLOBAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Other Financial Instruments***
Futures Contracts	$(237,068)	$(237,068)	$—	$—
Forward Foreign Currency Contracts	(370,622)	—	(370,622)	—

Total Liabilities - Other Financial Instruments	$(607,690)	$(237,068)	$(370,622)	$—

***Other financial instruments are derivative instruments, such as futures contracts and forwards contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding “Futures Contracts outstanding” and “Forward Foreign Currency Contracts outstanding” disclosures.

Management has determined that the amount of transfers between Level 1 and Level 2 compared to total net assets is not material; therefore, the amount of transfers between Level 1 and Level 2 is not shown for the year ended December 31, 2017.

The unobservable inputs used in the fair value measurement of the reporting entity’s asset-backed securities, corporate bonds, foreign bonds, mortgage-backed securities and swap agreements are values based on evaluated quotations received from dealers who make markets in such securities. Significant increases (decreases) in those evaluated quotations would result in a significantly higher (lower) fair value measurement.

During the year ended December 31, 2017, there were $979,279 of transfers out of Level 3 to Level 2 and Level 1.

Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the reconciliation of Level 3 securities and assumptions is not shown for the year ended December 31, 2017.

Effective April 1, 2017, the Funds changed administrators from BNY Mellon Investment Servicing (US) Inc. to Northern Trust Company (“Northern Trust”). This transition has resulted in fewer unobservable inputs, as Northern Trust utilizes additional pricing vendors and provides increased pricing coverage. As such, management notes transfers out of Level 3 to Level 2 and Level 1 occurred in the Fund in the current year.

176	See Notes to Financial Statements.

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STATEMENTS OF ASSETS AND LIABILITIES	December 31, 2017

	Money Market Fund	Low-Duration Bond Fund
Assets
Investments in securities of unaffiliated issuers, at value	$763,594,558	$988,750,440
Investments in repurchase agreements, at value	438,500,000	—
Investments in securities of affiliated issuers, at value	—	12,894,288

Total investments, at value(1), (2)	1,202,094,558	1,001,644,728
Cash	190,000	—
Cash collateral for derivatives	—	2,131,651
Foreign currency(3)	—	10,661,282
Upfront premiums paid from swap contracts	—	839,719
Receivables:
Dividends and reclaims	—	42,604
Interest	566,453	4,620,059
Securities lending	—	9,353
From advisor	5	4,441
Investment securities sold	—	8,633,620
Fund shares sold	—	23,788
Variation margin on financial futures contracts	—	7,942
Unrealized appreciation on foreign currency exchange contracts	—	177,231
Unrealized appreciation on bilateral swap and forward rate agreements	—	6,142
Prepaid expenses and other assets	7,439	12,505

Total Assets	1,202,858,455	1,028,815,065

Liabilities
Securities sold short, at value(4)	—	5,407,911
TBA sale commitments, at value(5)	—	—
Options written, at value(6)	—	53,483
Upfront premiums received from swap contracts	—	1,822,632
Unrealized depreciation on foreign currency exchange contracts	—	2,201,241
Unrealized depreciation on bilateral swap and forward rate agreements	—	62,318
Collateral held for securities on loan, at value	—	13,329,271
Collateral held for derivatives	—	88,818
Payables:
Investment securities purchased	—	102,660,998
Fund shares redeemed	38,367,257	126,524
Variation margin on centrally cleared swaps	—	21,182
Variation margin on financial futures contracts	—	40,544
Distributions	508,915	—
Securities lending	—	1,336
Accrued expenses:
Investment advisory fees	121,734	231,120
Professional fees	23,478	54,019
Shareholder servicing fees	196,838	65,859
Other expenses	129,031	114,440

Total Liabilities	39,347,253	126,281,696

Net Assets	$1,163,511,202	$902,533,369

Net Assets Consist of:
Paid-in-capital	$1,163,509,077	$912,760,784
Accumulated (distributions in excess of) net investment income (loss)	(5)	(771,745)
Undistributed (accumulated) net realized gain (loss) on investments, foreign currency and derivative transactions	2,130	(9,037,835)
Net unrealized appreciation (depreciation) on investments, foreign currency and derivative transactions	—	(417,835)

Net Assets	$1,163,511,202	$902,533,369

Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to the Institutional Class	$268,947,909	$592,325,421

Institutional shares outstanding	268,949,077	44,374,202

Net asset value, offering and redemption price per Institutional share	$1.00	$13.35

Net assets applicable to the Investor Class	$894,563,293	$310,207,948

Investor shares outstanding	894,525,566	23,233,007

Net asset value, offering and redemption price per Investor share	$1.00	$13.35

(1) Investments in securities of unaffiliated issuers, at cost	$763,594,558	$987,076,767
Investments in repurchase agreements, at cost	438,500,000	—
Investments in securities of affiliated issuers, at cost	—	12,894,288

Total investments, at cost	$1,202,094,558	$999,971,055

(2) Includes securities loaned of:	$—	$86,733,576

(3) Foreign currency, at cost	$—	$10,504,326

(4) Proceeds from securities sold short	$—	$5,380,669

(5) TBA sale commitments, at cost	$—	$—

(6) Premiums received on options written	$—	$54,639

178	See Notes to Financial Statements.

Medium-Duration Bond Fund	Extended-Duration Bond Fund	Global Bond Fund

$1,463,998,989	$251,719,063	$517,666,082
176,100,000	—	—
96,106,753	6,203,434	29,745,692

1,736,205,742	257,922,497	547,411,774
—	10,453	—
5,729,564	—	529,405
2,662,538	—	2,802,788
3,962,307	—	—

72,602	8,582	69,819
7,080,062	1,936,908	5,796,057
13,946	10,812	20,331
20,131	1,668	6,527
216,904,786	—	1,314,356
76,055	12,955	140,450
692,243	—	41,313
710,049	—	1,122,105
319,985	—	—
23,148	9,279	16,482

1,974,473,158	259,913,154	559,271,407

—	—	—
4,088,761	—	—
1,795,906	—	1,327
2,725,117	—	—
1,498,124	—	370,622
390,141	—	—
10,659,942	12,095,847	23,734,761
1,694,867	—	—

542,500,894	—	6,205,415
3,388	22,504	67,082
153,452	—	—
334,753	—	21,516
—	—	—
2,092	1,622	3,050

381,240	98,815	216,491
54,019	32,360	34,844
56,483	26,276	25,984
174,303	37,593	58,912

566,513,482	12,315,017	30,740,004

$1,407,959,676	$247,598,137	$528,531,403

$1,408,113,865	$234,210,530	$520,147,137
(1,244,500)	6,865	546,998
(8,312,003)	1,570,671	(5,400,352)
9,402,314	11,810,071	13,237,620

$1,407,959,676	$247,598,137	$528,531,403

$1,138,597,254	$122,526,105	$405,411,203

77,205,636	6,828,452	40,233,180

$14.75	$17.94	$10.08

$269,362,422	$125,072,032	$123,120,200

18,260,740	6,968,368	12,220,620

$14.75	$17.95	$10.07

$1,454,354,899	$239,908,040	$505,041,288
176,100,000	—	—
96,106,753	6,203,434	29,745,692

$1,726,561,652	$246,111,474	$534,786,980

$90,950,486	$62,389,377	$50,859,606

$2,672,202	$—	$2,827,635

$—	$—	$—

$4,091,562	$—	$—

$1,778,749	$—	$39,535

See Notes to Financial Statements.	179

STATEMENTS OF OPERATIONS	For the Year Ended December 31, 2016

	Money Market Fund	Low-Duration Bond Fund
Investment Income
Dividends	$—	$—
Income distributions received from affiliated funds	—	178,154
Interest	11,879,419	17,957,165
Securities lending	—	132,227
Less foreign taxes withheld	—	(15,652)

Total Investment Income	11,879,419	18,251,894

Expenses
Investment advisory fees	1,537,208	2,796,316
Transfer agent fees:
Institutional shares	4,556	5,127
Investor shares	52,020	30,408
Custodian fees	8,846	142,229
Shareholder servicing fees:
Investor shares	2,469,783	740,373
Accounting and administration fees	271,891	182,734
Professional fees	82,293	125,159
Blue sky fees:
Institutional shares	29,602	26,069
Investor shares	67,468	32,256
Trustees expenses	11,940	8,334
Line of credit facility fees and interest expense	9,904	7,456
Other expenses	17,726	50,194

Total Expenses	4,563,237	4,146,655
Expenses waived/reimbursed net of amount recaptured(1)	—	(78,547)

Net Expenses	4,563,237	4,068,108

Net Investment Income	7,316,182	14,183,786

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investment securities	2,130	(676,000)
Investment securities sold short	—	(27,532)
Futures transactions	—	609,525
Swap and forward rate agreements	—	(2,326,583)
Option contracts written	—	292,510
Option contracts purchased	—	(29,395)
Forward foreign currency contracts	—	(996,355)
Foreign currency	—	(292,710)

Net realized gain (loss)	2,130	(3,446,540)

Net change in unrealized appreciation (depreciation) on:
Investment securities	—	7,930,797
Investment securities sold short	—	(34,870)
Futures	—	(4,088)
Swap and forward rate agreements	—	482,762
Option contracts written	—	(49,850)
Option contracts purchased	—	(18,686)
Forward foreign currency contracts	—	(4,226,861)
Foreign currency	—	(9,225)

Net change in unrealized appreciation (depreciation)	—	4,069,979

Net Realized and Unrealized Gain	2,130	623,439

Net Increase in Net Assets Resulting from Operations	$7,318,312	$14,807,225

(1)	See Note 3a and 3c in Notes to Financial Statements.

180	See Notes to Financial Statements.

Medium-Duration Bond Fund	Extended-Duration Bond Fund	Global Bond Fund

$5,954	$31,558	$354,586
416,659	36,868	179,749
30,706,365	9,375,777	21,816,468
124,345	45,777	234,419
61,791	(215)	(5,855)

31,315,114	9,489,765	22,579,367

3,778,796	1,145,079	2,358,356

5,296	4,274	4,888
29,834	27,827	22,860
267,548	11,643	61,116

592,958	301,066	270,494
274,268	57,488	122,214
125,159	101,641	114,680

25,498	22,463	37,451
26,870	25,261	21,792
8,622	2,538	3,839
33,181	2,607	3,564
98,784	22,490	25,090

5,266,814	1,724,377	3,046,344
(177,676)	(16,292)	(83,849)

5,089,138	1,708,085	2,962,495

26,225,976	7,781,680	19,616,872

(1,043,194)	2,792,674	3,274,385
(652,991)	—	—
2,191,262	—	(405,973)
1,992,813	—	—
2,153,696	—	16,694
(1,497,088)	—	29,220
(339,982)	—	(70,489)
233,089	2,153	600,416

3,037,605	2,794,827	3,444,253

19,996,024	12,879,414	10,884,096
398,961	—	—
757,237	—	(195,615)
(1,528,433)	—	—
838,658	—	23,061
(685,246)	—	(643,340)
(3,419,818)	—	2,304,200
75,513	1,404	24,797

16,432,896	12,880,818	12,397,199

19,470,501	15,675,645	15,841,452

$45,696,477	$23,457,325	$35,458,324

See Notes to Financial Statements.	181

STATEMENTS OF CHANGES IN NET ASSETS

	Money Market Fund

	For the Year Ended

	12/31/17	12/31/16
Operations:
Net investment income	$7,316,182	$993,192
Net realized gain (loss) on investment securities, foreign currency and derivatives	2,130	53,322
Net change in unrealized appreciation (depreciation) on investment securities, foreign currency and derivatives	—	—

Net increase in net assets resulting from operations	7,318,312	1,046,514

Dividends and Distributions to Shareholders:
Dividends from net investment income
Institutional shares	(2,230,825)	(628,794)
Investor shares	(5,085,360)	(364,398)
Distributions from net realized capital gains
Institutional shares	—	(11,523)
Investor shares	—	(48,479)

Total dividends and distributions	(7,316,185)	(1,053,194)

Capital Share Transactions:
Proceeds from shares sold
Institutional shares	807,337,066	649,810,099
Investor shares	4,112,655,800	4,364,775,848
Reinvestment of dividends and distributions
Institutional shares	892,830	305,772
Investor shares	2,182,102	209,397

Total proceeds from shares sold and reinvested	4,923,067,798	5,015,101,116

Value of shares redeemed
Institutional shares	(790,919,840)	(644,356,936)
Investor shares	(4,170,941,208)	(4,455,737,775)

Total value of shares redeemed	(4,961,861,048)	(5,100,094,711)

Net increase (decrease) from capital share transactions(1)	(38,793,250)	(84,993,595)

Total increase (decrease) in net assets	(38,791,123)	(85,000,275)

Net Assets:
Beginning of Year	1,202,302,325	1,287,302,600

End of Year*	$1,163,511,202	$1,202,302,325

*Including undistributed (distributions in excess of) net investment income	$(5)	$(2)

(1) See	Note 6 in Notes to Financial Statements.

182	See Notes to Financial Statements.

Low-Duration Bond Fund		Medium-Duration Bond Fund

For the Year Ended		For the Year Ended

12/31/17	12/31/16	12/31/17	12/31/16

$14,183,786	$12,150,324	$26,225,976	$22,475,026
(3,446,540)	(3,744,351)	3,037,605	(10,644,065)
4,069,979	6,466,908	16,432,896	13,658,934

14,807,225	14,872,881	45,696,477	25,489,895

(10,229,709)	(9,332,720)	(20,072,788)	(19,149,627)
(4,000,821)	(2,592,772)	(4,509,866)	(3,212,334)

—	—	—	(2,396,364)
—	—	—	(645,755)

(14,230,530)	(11,925,492)	(24,582,654)	(25,404,080)

158,108,971	75,052,450	318,069,701	259,641,101
59,956,096	74,656,288	66,368,668	48,285,449

10,172,772	9,329,322	20,024,021	21,529,595
3,998,619	2,590,031	4,505,754	3,852,247

232,236,458	161,628,091	408,968,144	333,308,392

(162,008,400)	(118,188,777)	(31,659,087)	(171,216,394)
(34,562,859)	(40,118,621)	(21,675,790)	(25,588,210)

(196,571,259)	(158,307,398)	(53,334,877)	(196,804,604)

35,665,199	3,320,693	355,633,267	136,503,788

36,241,894	6,268,082	376,747,090	136,589,603

866,291,475	860,023,393	1,031,212,586	894,622,983

$902,533,369	$866,291,475	$1,407,959,676	$1,031,212,586

$(771,745)	$352,788	$(1,244,500)	$(1,417,991)

See Notes to Financial Statements.	183

STATEMENTS OF CHANGES IN NET ASSETS

	Extended-Duration Bond Fund		Global Bond Fund

	For the Year Ended		For the Year Ended

	12/31/17	12/31/16	12/31/17	12/31/16
Operations:
Net investment income	$7,781,680	$10,018,068	$19,616,872	$18,957,185
Net realized gain (loss) on investment securities, foreign currency and derivatives	2,794,827	9,506,330	3,444,253	(9,723,149)
Net change in unrealized appreciation (depreciation) on investment securities, foreign currency and derivatives	12,880,818	1,012,592	12,397,199	33,487,785

Net increase in net assets resulting from operations	23,457,325	20,536,990	35,458,324	42,721,821

Dividends and Distributions to Shareholders:
Dividends from net investment income
Institutional shares	(3,878,270)	(7,560,818)	(13,826,842)	(13,837,022)
Investor shares	(3,532,900)	(2,465,545)	(3,842,884)	(3,392,928)
Distributions from net realized capital gains
Institutional shares	(832,617)	(5,541,003)	—	—
Investor shares	(841,314)	(4,868,635)	—	—

Total dividends and distributions	(9,085,101)	(20,436,001)	(17,669,726)	(17,229,950)

Capital Share Transactions:
Proceeds from shares sold
Institutional shares	10,173,790	19,454,193	74,337,429	62,834,081
Investor shares	17,946,400	49,316,598	37,897,578	22,304,414
Reinvestment of dividends and distributions
Institutional shares	4,701,092	13,095,046	13,669,919	13,705,988
Investor shares	4,368,631	7,324,265	3,833,048	3,388,544

Total proceeds from shares sold and reinvested	37,189,913	89,190,102	129,737,974	102,233,027

Value of shares redeemed
Institutional shares	(15,144,159)	(65,143,260)	(35,026,678)	(69,877,520)
Investor shares	(23,820,763)	(44,984,790)	(11,855,469)	(19,969,937)

Total value of shares redeemed	(38,964,922)	(110,128,050)	(46,882,147)	(89,847,457)

Net increase (decrease) from capital share transactions(1)	(1,775,009)	(20,937,948)	82,855,827	12,385,570

Total increase (decrease) in net assets	12,597,215	(20,836,959)	100,644,425	37,877,441

Net Assets:
Beginning of Year	235,000,922	255,837,881	427,886,978	390,009,537

End of Year*	$247,598,137	$235,000,922	$528,531,403	$427,886,978

*Including undistributed (distributions in excess of) net investment income	$6,865	$(3,237)	$546,998	$(384,515)

(1) See	Note 6 in Notes to Financial Statements.

184	See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated										Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income		Realized and Unrealized Gain (Loss) on Investments		Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net(1)	Expenses, Gross(2)	Investment Income, Net(1)	Portfolio Turnover Rate
Money Market Fund

Institutional Class
2017	$1.00	$0.01	#	$—	†	$(0.01)	$— †	$1.00	0.76%	$268,948	0.17%	0.17%	0.77%	N/A
2016	1.00	—	†#	—	†	— †	— †	1.00	0.28	251,639	0.17	0.18	0.27	N/A
2015	1.00	—	†#	—	†	— †	— †	1.00	0.08	245,882	0.17	0.18	0.08	N/A
2014	1.00	—	†#	—	†	— †	— †	1.00	0.02	121,624	0.18	0.19	0.01	N/A
2013(3)	1.00	—	†#	—	†	— †	— †	1.00	0.04	106,060	0.18	0.20	0.04	N/A

Investor Class
2017	$1.00	$0.01	#	$—	†	$(0.01)	$— †	$1.00	0.51%	$894,563	0.42%	0.42%	0.52%	N/A
2016	1.00	—	†#	—	†	— †	— †	1.00	0.04	950,663	0.41	0.42	0.03	N/A
2015	1.00	—	†#	—	†	— †	— †	1.00	0.02	1,041,421	0.24	0.43	0.01	N/A
2014	1.00	—	†#	—	†	— †	— †	1.00	0.02	1,163,495	0.19	0.44	0.01	N/A
2013(3)	1.00	—	†#	—	†	— †	— †	1.00	0.02	1,262,938	0.21	0.44	0.01	N/A

Low-Duration Bond Fund

Institutional Class
2017	$13.34	$0.21	#	$0.01		$(0.21)	$—	$13.35	1.69%	$592,325	0.35%	0.36%	1.60%	102%
2016	13.30	0.19	#	0.05	(4)	(0.20)	—	13.34	1.74	585,590	0.37	0.38	1.46	398
2015	13.41	0.21	#	(0.10	)(4)	(0.22)	—	13.30	0.79	617,698	0.37	0.38	1.52	746
2014	13.57	0.14	#	0.02	(4)	(0.30)	(0.02)	13.41	1.16	141,461	0.36	0.42	1.06	529
2013(5)	13.84	0.17	#	(0.17	)(4)	(0.25)	(0.02)	13.57	0.02	136,966	0.36	0.42	1.26	202

Investor Class
2017	$13.34	$0.18	#	$0.01		$(0.18)	$—	$13.35	1.42%	$310,208	0.62%	0.63%	1.33%	102%
2016	13.27	0.16	#	0.03	(4)	(0.12)	—	13.34	1.47	280,701	0.64	0.65	1.18	398
2015	13.31	0.16	#	(0.09	)(4)	(0.11)	—	13.27	0.49	242,325	0.60	0.65	1.17	746
2014	13.35	0.11	#	0.02	(4)	(0.16)	(0.01)	13.31	0.97	704,878	0.57	0.66	0.85	529
2013(5)	13.52	0.14	#	(0.16	)(4)	(0.14)	(0.01)	13.35	(0.20)	701,299	0.57	0.66	1.04	202

Medium-Duration Bond Fund

Institutional Class
2017	$14.46	$0.34	#	$0.26		$(0.31)	$—	$14.75	4.13%	$1,138,597	0.39%	0.40%	2.32%	387%
2016	14.44	0.37	#	0.08	(4)	(0.39)	(0.04)	14.46	3.21	815,430	0.45	0.46	2.50	337
2015	15.18	0.37	#	(0.35	)(4)	(0.54)	(0.22)	14.44	0.03	706,760	0.45	0.47	2.46	346
2014	15.01	0.33	#	0.56	(4)	(0.63)	(0.09)	15.18	6.03	239,389	0.48	0.52	2.14	408
2013(6)	15.90	0.35	#	(0.63	)(4)	(0.59)	(0.02)	15.01	(1.90)	227,172	0.48	0.52	2.21	409

Investor Class
2017	$14.46	$0.30	#	$0.26		$(0.27)	$—	$14.75	3.93%	$269,362	0.66%	0.67%	2.05%	387%
2016	14.31	0.33	#	0.08	(4)	(0.22)	(0.04)	14.46	2.88	215,783	0.72	0.73	2.24	337
2015	14.65	0.28	#	(0.31	)(4)	(0.21)	(0.10)	14.31	(0.22)	187,863	0.66	0.75	1.92	346
2014	14.14	0.29	#	0.53	(4)	(0.27)	(0.04)	14.65	5.82	669,537	0.63	0.77	1.98	408
2013(6)	14.68	0.30	#	(0.59	)(4)	(0.24)	(0.01)	14.14	(1.98)	582,451	0.63	0.77	2.06	409

†	Amount represents less than $0.005 per share.
#	Calculated using the average shares outstanding method.
(1)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
(2)	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.
(3)	An out of period adjustment to Investment Income had no impact on Net Investment Income per Share, Total Return or the Ratio of Net Investment Income to Average Net Assets for Institutional Class and Investor Class.
(4)	Amount includes Capital Gains distributions received by the Fund from the GuideStone Money Market Fund. The amount of these distributions represents less than $0.005 per share.
(5)	An out of period adjustment to Investment Income had no impact on Net Investment Income per Share or Total Return; however, the Ratio of Net Investment Income to Average Net Assets increased by 0.02% and 0.02% for Institutional Class and Investor Class, respectively.
(6)	An out of period adjustment to Investment Income increased Net Investment Income per Share by $0.00 and $0.01, Total Return by 0.00% and 0.07%, and the Ratio of Net Investment Income to Average Net Assets by 0.04% and 0.04% for Institutional Class and Investor Class, respectively.

See Notes to Financial Statements.	185

FINANCIAL HIGHLIGHTS (Continued)

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated										Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income		Realized and Unrealized Gain (Loss) on Investments		Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net(1)	Expenses, Gross(2)	Investment Income, Net(1)	Portfolio Turnover Rate
Extended-Duration Bond Fund

Institutional Class
2017	$16.90	$0.59	#	$1.13		$(0.56)	$(0.12)	$17.94	10.38%	$122,526	0.57%	0.58%	3.37%	93%
2016	17.37	0.70	#	0.63	(3)	(0.98)	(0.82)	16.90	7.65	115,558	0.56	0.57	3.81	50
2015	21.26	0.78	#	(1.74	)(3)	(1.42)	(1.51)	17.37	(5.01)	148,920	0.60	0.60	4.09	42
2014	21.85	0.96	#	2.70	(3)	(2.42)	(1.83)	21.26	17.47	56,216	0.56	0.57	4.19	48
2013(4)	29.08	1.23	#	(2.65	)(3)	(2.88)	(2.93)	21.85	(5.10)	51,959	0.55	0.55	4.61	37

Investor Class
2017	$16.90	$0.54	#	$1.15		$(0.52)	$(0.12)	$17.95	10.13%	$125,072	0.85%	0.85%	3.09%	93%
2016	16.76	0.64	#	0.56	(3)	(0.34)	(0.72)	16.90	7.23	119,443	0.84	0.85	3.51	50
2015	18.30	0.66	#	(1.60	)(3)	(0.27)	(0.33)	16.76	(5.30)	106,918	0.82	0.85	3.65	42
2014	16.39	0.71	#	2.10	(3)	(0.50)	(0.40)	18.30	17.32	245,417	0.75	0.83	3.99	48
2013(4)	18.58	0.78	#	(1.74	)(3)	(0.59)	(0.64)	16.39	(5.24)	218,822	0.75	0.80	4.40	37
Global Bond Fund

Institutional Class
2017	$9.68	$0.42	#	$0.35		$(0.37)	$—	$10.08	8.09%	$405,411	0.56%	0.58%	4.18%	31%
2016	9.08	0.45	#	0.56	(3)	(0.41)	—	9.68	11.24	338,475	0.59	0.60	4.73	28
2015(5)	10.09	0.27	#	(1.02	)(3)	(0.26)	—	9.08	(7.54)	311,374	0.59	0.62	4.15	30

Investor Class
2017	$9.68	$0.39	#	$0.35		$(0.35)	$—	$10.07	7.69%	$123,120	0.83%	0.85%	3.89%	31%
2016	9.08	0.42	#	0.56	(3)	(0.38)	—	9.68	10.91	89,412	0.88	0.89	4.42	28
2015	10.03	0.33	#	(0.92	)(3)	(0.36)	—	9.08	(6.00)	78,636	0.82	0.84	3.35	30
2014	10.09	0.37	#	(0.07	)(3)	(0.36)	—	10.03	2.90	401,321	0.79	0.82	3.64	57
2013(6)	10.38	0.39	#	(0.36	)(3)	(0.32)	—	10.09	0.30	357,842	0.80	0.83	3.77	101

#	Calculated using the average shares outstanding method.
(1)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
(2)	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.
(3)	Amount includes Capital Gains distributions received by the Fund from the GuideStone Money Market Fund. The amount of these distributions represents less than $0.005 per share.
(4)	An out of period adjustment to Investment Income increased Net Investment Income per Share by $0.00 and $0.01, Total Return by 0.00% and 0.05%, and the Ratio of Net Investment Income to Average Net Assets by 0.04% and 0.04% for Institutional Class and Investor Class, respectively.
(5)	Inception date was April 30, 2015. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(6)	An out of period adjustment to Investment Income increased Net Investment Income per Share by $0.01, Total Return by 0.10%, and the Ratio of Net Investment Income to Average Net Assets by 0.02%.

186	See Notes to Financial Statements.

Defensive Market Strategies Fund (Unaudited)

The Fund combines multiple investment strategies that in aggregate seek to provide long-term capital appreciation with reduced volatility compared to the equity markets.

The Fund achieved its investment objective during 2017. The Investor Class of the Fund outperformed its composite benchmark of 50% S&P 500® Index and 50% FTSE 3-Month Treasury Bill Index (12.35% versus 10.90%). In a year of strong gains for U.S. equities, the Fund underperformed its primary broad-based market index, represented by the S&P 500® Index, by 9.48%, net of fees. The Fund’s lower returns relative to the S&P 500® Index was due to the Fund’s materially lower market sensitivity and volatility compared to the S&P 500® Index.

The Fund allocated its assets among three of its four principal investment strategies – long-only equity, options equity and convertible bonds. For the calendar year 2017, all three strategies contributed positively to absolute returns.

The long-only equity strategy was the largest contributor to benchmark-relative outperformance. While contributing to benchmark relative outperformance, the long-only equity strategy underperformed the S&P 500® Index for the year due to its multi-cap orientation, value and dividend-paying stock selection bias and lower beta orientation. The strategy was negatively impacted by its allocations to mid- and small-cap equities, which underperformed large-cap equities for the year. In addition, a style bias to value equity and dividend paying securities detracted from relative results, as these sectors underperformed growth equity securities and those paying little or no dividend for the year. Lastly, the long-only allocation had a lower market sensitivity to the S&P 500® Index which contributed to underperformance due to a strong U.S. equity market.

The options equity strategy detracted from the Fund’s benchmark-relative performance, as the strategy had a lower risk profile than the Fund’s benchmark and will typically underperform in very strong equity markets. However, the strategy fulfilled its role in the Fund and delivered positive returns primarily derived from collecting option premiums by selling put options, as the year experienced very little downside volatility for equities.

The convertible bonds strategy detracted from benchmark-relative outperformance, and trailed modestly the broader convertible bond market, as measured by the Thomson Reuters US Focus All-Cap Convertible Bond Index, due mostly to its conservative positioning. However, the convertible bond strategy still managed to generate low double digit absolute returns, as convertible bonds benefited from their equity sensitivity to the broad-based equity market rally and, in particular, benefited from the strategy’s exposure to the technology sector, as it led all other sectors for the year.

Some of the underlying strategies may utilize derivative instruments within the Fund. During 2017, the Fund sold equity options in order to hedge (reduce) equity exposure and/or to collect the option premium from selling. The use of equity options contributed meaningfully to absolute performance during 2017. Equity futures were used to provide market exposure for a portion of the cash in the Fund and were additive to performance. In addition, currency forwards were used to hedge foreign currency exposure back to the U.S. dollar and also contributed positively to the Fund’s absolute performance.

This Fund may be suitable for investors who have a medium- to long-term investment horizon, possess a moderate tolerance for risk and seek to participate in the return potential of equities at a slightly lower risk level than an all equity portfolio. In addition to the interest and credit rate risks associated with fixed-income securities, a convertible security’s market value also tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price.” This Fund is subject to interest rate risk. Meaning, when interest rates rise, the value of the existing fixed-income securities decrease and vice versa. Securities of foreign issuers may be negatively impacted by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries, and they also may be subject to inadequate regulatory or accounting standards, which may increase investment risk. To the extent that the investment adviser misjudges current market conditions, the Fund’s volatility may be amplified by its use of short sales and derivatives and by its ability to select sub-advisers to allocate assets. Derivatives involve different risks from, and in some respects greater than, those associated with investing directly in securities, currencies or other instruments. Derivatives may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in value of the underlying instruments may produce disproportionate losses to the Fund. Short sales involve selling a security the Fund does not own in anticipation that the security will decline in price. Short sales expose the Fund to the risk that it will required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. The Fund’s potential loss on a short position is limited only by the maximum attainable price of the security less the price at which the security was sold by the Fund. Therefore, in theory, stocks sold short have unlimited risk. The Fund’s use of short sales in effect “leverages” the Fund. The use of leverage may magnify the Fund’s gains or losses, and leverage also creates interest expense that may lower the Fund’s overall returns. It is possible to lose money by investing in the Fund.

Defensive Market Strategies Fund (Unaudited)

At December 31, 2017, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

PORTFOLIO SUMMARY (based on net assets)

	%
Corporate Bonds	24.4
U.S. Treasury Obligations	19.8
Financials	7.4
Information Technology	6.9
Money Market Funds	6.5
Consumer Staples	5.9
Industrials	5.2
Foreign Common Stocks	5.1
Health Care	4.7
Utilities	4.5
Consumer Discretionary	3.0
Foreign Bonds	2.6
Materials	1.4
Preferred Stocks	1.3
Energy	1.2
Telecommunication Services	1.1
Real Estate	0.9
Master Limited Partnership	0.8
Written Options	(—	)**

	102.7

**Rounds	to less than 0.05%

Defensive Market Strategies Fund (Unaudited)

Average Annual Total Returns as of 12/31/17
	Institutional Class	Investor Class*	Benchmark**
One Year	12.74%	12.35%	10.90%
Five Year	11.07%	10.80%	7.87%
Ten Year	N/A	N/A	N/A
Since Inception	10.55%	10.26%	7.81%
Inception Date	09/01/11	09/01/11
Total Fund Operating Expenses (May 1, 2017 Prospectus as amended July 1, 2017)(1)	0.69%	0.97%

(1)Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the Investor Class of the Fund since September 1, 2011 (commencement of operations), with all dividends and capital gains reinvested, with the Fund’s composite benchmark index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**Represents a weighted composite benchmark index as a reference benchmark consisting of 50% S&P 500® Index and 50% FTSE 3-Month Treasury Bill Index.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

DEFENSIVE MARKET STRATEGIES FUND SCHEDULE OF INVESTMENTS	December 31, 2017

	Shares	Value
COMMON STOCKS — 42.2%
Consumer Discretionary — 3.0%
Advance Auto Parts, Inc.	152	$15,153
Amazon.com, Inc.*	2,332	2,727,204
AutoZone, Inc.*	38	27,032
Best Buy Co., Inc.	458	31,359
BorgWarner, Inc.	232	11,853
Cable One, Inc.Δ	213	149,814
CarMax, Inc.*	253	16,225
Carnival Corporation	5,356	355,478
CBS Corporation Class B (Non-Voting Shares)	708	41,772
Charter Communications, Inc. Class A*	432	145,135
Chipotle Mexican Grill, Inc.*	37	10,694
Comcast Corporation Class A	23,208	929,480
D.R. Horton, Inc.	552	28,191
Darden Restaurants, Inc.	10,008	960,968
Discovery Communications, Inc. Class A*	454	10,161
Discovery Communications, Inc. Class C*	364	7,706
DISH Network Corporation Class A*	461	22,013
Dollar General Corporation	460	42,785
Dollar Tree, Inc.*	374	40,134
Domino’s Pizza, Inc.Δ	2,436	460,307
Expedia, Inc.	288	34,494
Foot Locker, Inc.	320	15,002
Ford Motor Co.	7,130	89,054
Gap, Inc. (The)	301	10,252
General Motors Co.	2,773	113,665
Genuine Parts Co.	11,849	1,125,773
Goodyear Tire & Rubber Co. (The)	280	9,047
H&R Block, Inc.	54,350	1,425,057
Hanesbrands, Inc.	491	10,267
Harley-Davidson, Inc.	250	12,720
Hasbro, Inc.	1,294	117,612
Hilton Worldwide Holdings, Inc.	310	24,757
Home Depot, Inc. (The)	14,710	2,787,986
Interpublic Group of Cos., Inc. (The)	849	17,116
Kohl’s Corporation	339	18,384
L Brands, Inc.	525	31,615
Leggett & Platt, Inc.	135	6,444
Lennar Corporation Class A	243	15,367
Live Nation Entertainment, Inc.*	3,746	159,467
LKQ Corporation*	551	22,409
Lowe’s Cos., Inc.	33,455	3,109,308
Lululemon Athletica, Inc.*	8,117	637,915
Macy’s, Inc.	543	13,678
Marriott International, Inc. Class A	694	94,197
Mattel, Inc.	628	9,659
McDonald’s Corporation	17,479	3,008,485
Michael Kors Holdings, Ltd.*	280	17,626
Mohawk Industries, Inc.*	62	17,106
Netflix, Inc.*	1,966	377,393
Newell Brands, Inc.	917	28,335
News Corporation Class A	567	9,191
News Corporation Class B	636	10,558

	Shares	Value
NIKE, Inc. Class B	15,942	$997,172
Nordstrom, Inc.	287	13,598
Norwegian Cruise Line Holdings, Ltd.*	250	13,312
O’Reilly Automotive, Inc.*	165	39,689
Omnicom Group, Inc.	506	36,852
Pool Corporation	865	112,147
Priceline Group, Inc. (The)*	499	867,132
PulteGroup, Inc.	555	18,454
PVH Corporation	138	18,935
Ralph Lauren Corporation	137	14,206
Ross Stores, Inc.	800	64,200
Royal Caribbean Cruises, Ltd.	366	43,656
Scripps Networks Interactive, Inc. Class A	121	10,331
Signet Jewelers, Ltd.	214	12,102
Starbucks Corporation	36,535	2,098,205
Tapestry, Inc.	641	28,351
Target Corporation	964	62,901
Tiffany & Co.	162	16,840
TimeWarner, Inc.	6,573	601,232
TJX Cos., Inc. (The)	8,541	653,045
Tractor Supply Co.	159	11,885
TripAdvisor, Inc.*	203	6,995
Twenty-First Century Fox, Inc. Class A	1,877	64,813
Twenty-First Century Fox, Inc. Class B	766	26,136
Ulta Beauty, Inc.*	1,691	378,209
Under Armour, Inc. Class A*	210	3,030
Under Armour, Inc. Class C*	211	2,811
VF Corporation	493	36,482
Walt Disney Co. (The)	19,065	2,049,678
Wayfair, Inc. Class A*Δ	1,120	89,902
Whirlpool Corporation	160	26,982
Williams-Sonoma, Inc.Δ	3,610	186,637
WyndhamWorldwide Corporation	274	31,748
Yum! Brands, Inc.	14,407	1,175,755

		29,226,826

Consumer Staples — 5.9%
Archer-Daniels-Midland Co.	895	35,872
Campbell Soup Co.Δ	9,998	481,004
Casey’s General Stores, Inc.Δ	1,186	132,761
Church & Dwight Co., Inc.	11,701	587,039
Clorox Co. (The)	9,761	1,451,851
Coca-Cola Co. (The)	69,817	3,203,204
Colgate-Palmolive Co.	30,572	2,306,657
Conagra Brands, Inc.	781	29,420
Costco Wholesale Corporation	7,711	1,435,171
Coty, Inc. Class A	700	13,923
CVS Health CorporationΔ	4,398	318,855
Dr. Pepper Snapple Group, Inc.	11,636	1,129,390
Estee Lauder Cos., Inc. (The) Class A	15,922	2,025,915
Flowers Foods, Inc.Δ	19,200	370,752
General Mills, Inc.Δ	112,610	6,676,647
Hershey Co. (The)	14,433	1,638,290
Hormel Foods CorporationΔ	20,100	731,439

190	See Notes to Financial Statements.

	Shares	Value
Ingredion, Inc.	2,921	$408,356
J.M. Smucker Co. (The)	250	31,060
Kellogg Co.Δ	902	61,318
Kimberly-Clark Corporation	4,979	600,766
Kraft Heinz Co. (The)	8,985	698,674
Kroger Co. (The)	2,790	76,586
McCormick & Co., Inc. (Non-Voting Shares)	9,381	956,018
Mondelez International, Inc. Class A	49,450	2,116,460
Monster Beverage Corporation*	22,172	1,403,266
Nu Skin Enterprises, Inc. Class A	8,245	562,556
PepsiCo, Inc.	27,344	3,279,092
Procter & Gamble Co. (The)	174,989	16,077,989
Sysco Corporation	28,653	1,740,097
Tyson Foods, Inc. Class A	513	41,589
Walgreens Boots Alliance, Inc.	1,524	110,673
Wal-Mart Stores, Inc.	60,362	5,960,747

		56,693,437

Energy — 1.2%
Anadarko Petroleum Corporation	970	52,031
Andeavor	320	36,589
Apache Corporation	795	33,565
Baker Hughes a GE Co.	716	22,654
Cabot Oil & Gas Corporation	793	22,680
Chesapeake Energy Corporation*	1,423	5,635
Chevron Corporation	57,862	7,243,744
Cimarex Energy Co.	158	19,278
Concho Resources, Inc.*	260	39,057
ConocoPhillips	2,206	121,087
Devon Energy Corporation	909	37,633
EOG Resources, Inc.	1,050	113,305
EQT Corporation	244	13,888
Exxon Mobil Corporation	23,758	1,987,119
Halliburton Co.	1,753	85,669
Helmerich & Payne, Inc.	350	22,624
Hess Corporation	400	18,988
Kinder Morgan, Inc.	3,182	57,499
Marathon Oil Corporation	1,361	23,042
Marathon Petroleum Corporation	921	60,768
National Oilwell Varco, Inc.	635	22,873
Newfield Exploration Co.*	284	8,954
Noble Energy, Inc.	885	25,789
Occidental Petroleum Corporation	14,608	1,076,025
ONEOK, Inc.	609	32,551
Phillips 66	806	81,527
Pioneer Natural Resources Co.	320	55,312
Range Resources Corporation	542	9,246
Valero Energy Corporation	824	75,734
Williams Cos., Inc. (The)	1,532	46,711

		11,451,577

Financials — 7.4%
Affiliated Managers Group, Inc.	64	13,136
Aflac, Inc.	1,630	143,081
Alleghany Corporation*	1,440	858,370
Allstate Corporation (The)	27,667	2,897,012
American Express Co.	6,925	687,722
American Financial Group, Inc.	7,038	763,904

	Shares	Value
American International Group, Inc.	1,986	$118,326
Ameriprise Financial, Inc.	269	45,587
Arch Capital Group, Ltd.*	10,160	922,223
Arthur J. Gallagher & Co.	451	28,539
Assurant, Inc.	75	7,563
Bank of America Corporation	17,723	523,183
Bank of Hawaii CorporationΔ	6,968	597,158
Bank of New York Mellon Corporation (The)	83,565	4,500,811
Bank of the Ozarks	11,349	549,859
BB&T Corporation	9,986	496,504
Berkshire Hathaway, Inc. Class B*	3,412	676,327
BlackRock, Inc.	1,440	739,742
Brighthouse Financial, Inc.*	170	9,969
Capital One Financial Corporation	901	89,722
Capitol Federal Financial, Inc.	207,700	2,785,257
Cboe Global Markets, Inc.	13,939	1,736,660
Charles Schwab Corporation (The)	2,096	107,671
Cincinnati Financial Corporation	334	25,040
Citigroup, Inc.	5,046	375,473
Citizens Financial Group, Inc.	836	35,095
CME Group, Inc.	13,272	1,938,376
Comerica, Inc.	302	26,217
Commerce Bancshares, Inc.	26,912	1,502,766
Discover Financial Services	702	53,998
E*TRADE Financial Corporation*	326	16,160
Erie Indemnity Co. Class A	1,090	132,806
Everest Re Group, Ltd.	96	21,241
Fifth Third Bancorp	1,381	41,899
FNF Group	34,637	1,359,156
Franklin Resources, Inc.	2,537	109,928
Goldman Sachs Group, Inc. (The)	655	166,868
Hartford Financial Services Group, Inc. (The)	633	35,625
Huntington Bancshares, Inc.	1,372	19,976
Intercontinental Exchange, Inc.	5,154	363,666
Invesco, Ltd.	816	29,817
JPMorgan Chase & Co.	75,290	8,051,513
KeyCorp	1,880	37,920
Leucadia National Corporation	558	14,781
Lincoln National Corporation	388	29,826
Loews Corporation	130	6,504
M&T Bank Corporation	10,277	1,757,264
Markel Corporation*	1,365	1,554,912
MarketAxess Holdings, Inc.Δ	282	56,893
Marsh & McLennan Cos., Inc.	34,672	2,821,954
Mercury General Corporation	1,173	62,685
MetLife, Inc.	31,202	1,577,573
Moody’s Corporation	279	41,183
Morgan Stanley	2,825	148,228
Nasdaq, Inc.	251	19,284
Navient Corporation	904	12,041
Northern Trust Corporation	13,270	1,325,540
People’s United Financial, Inc.	674	12,604
PNC Financial Services Group, Inc. (The)	60,118	8,674,426
Principal Financial Group, Inc.	666	46,993
ProAssurance Corporation	3,571	204,083

See Notes to Financial Statements.	191

DEFENSIVE MARKET STRATEGIES FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Progressive Corporation (The)	52,623	$2,963,727
Prudential Financial, Inc.	899	103,367
Raymond James Financial, Inc.	240	21,432
Regions Financial Corporation	4,384	75,755
S&P Global, Inc.	430	72,842
SEI Investments Co.	2,844	204,370
State Street Corporation	604	58,956
SunTrust Banks, Inc.	67,010	4,328,176
SVB Financial Group*	1,464	342,239
Synchrony Financial	1,506	58,147
T. Rowe Price Group, Inc.	5,106	535,773
TCF Financial Corporation	9,485	194,442
TFS Financial CorporationΔ	6,114	91,343
Torchmark Corporation	321	29,118
Travelers Cos., Inc. (The)	17,895	2,427,278
U.S. Bancorp	79,127	4,239,625
Unum Group	295	16,193
W.R. Berkley Corporation	4,601	329,662
Wells Fargo & Co.	49,478	3,001,830
White Mountains Insurance Group, Ltd.	33	28,092
XL Group, Ltd.	585	20,569
Zions Bancorporation	159	8,082

		71,159,658

Health Care — 4.7%
Abbott Laboratories	5,667	323,416
AbbVie, Inc.	3,182	307,731
ABIOMED, Inc.*	4,265	799,304
Aetna, Inc.	602	108,595
Agilent Technologies, Inc.	647	43,330
Alexion Pharmaceuticals, Inc.*	399	47,716
Align Technology, Inc.*	3,077	683,679
Amgen, Inc.	2,100	365,190
Anthem, Inc.	6,008	1,351,860
Baxter International, Inc.	9,868	637,867
Becton, Dickinson and Co.	4,309	922,329
Biogen, Inc.*	1,586	505,252
Bio-Rad Laboratories, Inc. Class A*	292	69,692
Bioverativ, Inc.*Δ	2,725	146,932
Boston Scientific Corporation*	2,122	52,604
Bristol-Myers Squibb Co.	48,812	2,991,199
Cardinal Health, Inc.	1,125	68,929
Celgene Corporation*	1,363	142,243
Centene Corporation*	253	25,523
Cerner Corporation*	527	35,514
Cigna Corporation	4,863	987,627
Cooper Cos., Inc. (The)	110	23,967
Danaher Corporation	6,583	611,034
DaVita, Inc.*	200	14,450
DENTSPLY SIRONA, Inc.	281	18,498
Edwards Lifesciences Corporation*	2,223	250,554
Eli Lilly & Co.	40,058	3,383,299
Express Scripts Holding Co.*	1,176	87,777
Gilead Sciences, Inc.	2,535	181,607
HCA Healthcare, Inc.*	500	43,920
Henry Schein, Inc.*	206	14,395
Hologic, Inc.*	376	16,074

	Shares	Value
Humana, Inc.	5,139	$1,274,832
IDEXX Laboratories, Inc.*	1,453	227,220
Illumina, Inc.*	1,475	322,273
Incyte Corporation*	346	32,770
Intuitive Surgical, Inc.*	4,986	1,819,591
IQVIA Holdings, Inc.*	250	24,475
Johnson & Johnson	116,738	16,310,633
Laboratory Corporation of America Holdings*	195	31,104
McKesson Corporation	629	98,092
Mettler-Toledo International, Inc.*	1,916	1,187,000
Patterson Cos., Inc.	120	4,336
PerkinElmer, Inc.	318	23,252
Quest Diagnostics, Inc.	12,402	1,221,473
Regeneron Pharmaceuticals, Inc.*	159	59,778
ResMed, Inc.Δ	559	47,342
Stryker Corporation	11,820	1,830,209
Thermo Fisher Scientific, Inc.	1,937	367,797
UnitedHealth Group, Inc.	14,727	3,246,714
Universal Health Services, Inc. Class B	174	19,723
Varian Medical Systems, Inc.*	4,093	454,937
Veeva Systems, Inc. Class A*	1,182	65,341
Vertex Pharmaceuticals, Inc.*	3,452	517,317
Waters Corporation*	738	142,574
Zimmer Biomet Holdings, Inc.	334	40,304
Zoetis, Inc.	2,773	199,767

		44,830,961

Industrials — 5.2%
3M Co.	28,780	6,773,949
Acuity Brands, Inc.	76	13,376
Alaska Air Group, Inc.	219	16,099
American Airlines Group, Inc.	947	49,272
AMETEK, Inc.	278	20,147
Arconic, Inc.	719	19,593
Boeing Co. (The)	10,654	3,141,971
C.H. Robinson Worldwide, Inc.Δ	2,486	221,478
Carlisle Cos., Inc.	299	33,981
Caterpillar, Inc.	1,221	192,405
Cintas CorporationΔ	3,375	525,926
CSX Corporation	1,818	100,008
Cummins, Inc.	1,074	189,711
Deere & Co.	484	75,751
Delta Air Lines, Inc.	1,480	82,880
Dover Corporation	192	19,390
Emerson Electric Co.	32,034	2,232,449
Equifax, Inc.	179	21,108
Expeditors International of Washington, Inc.	15,263	987,364
Fastenal Co.	9,323	509,875
FedEx Corporation	2,558	638,323
Flowserve Corporation	133	5,603
Fluor Corporation	182	9,400
Fortive Corporation	3,879	280,646
Fortune Brands Home & Security, Inc.	114	7,802
General Dynamics Corporation	5,821	1,184,282
General Electric Co.	62,729	1,094,621

192	See Notes to Financial Statements.

	Shares	Value
Harris Corporation	753	$106,662
Honeywell International, Inc.	15,552	2,385,055
Huntington Ingalls Industries, Inc.	827	194,924
IHS Markit, Ltd.*	500	22,575
Illinois ToolWorks, Inc.	1,651	275,469
J.B. Hunt Transport Services, Inc.	1,066	122,569
Jacobs Engineering Group, Inc.	1,419	93,597
Kansas City Southern	154	16,204
L3 Technologies, Inc.	139	27,501
Landstar System, Inc.	8,571	892,241
Lockheed Martin Corporation	5,365	1,722,433
Masco Corporation	401	17,620
Norfolk Southern Corporation	3,657	529,899
Northrop Grumman Corporation	5,607	1,720,844
PACCAR, Inc.	655	46,557
Parker-Hannifin Corporation	429	85,620
Quanta Services, Inc.*	139	5,436
Raytheon Co.	9,929	1,865,163
Republic Services, Inc.	146,728	9,920,280
Robert Half International, Inc.	6,004	333,462
Rockwell Automation, Inc.	228	44,768
Rockwell Collins, Inc.	238	32,278
Rollins, Inc.	27,873	1,296,931
Roper Technologies, Inc.	165	42,735
Snap-on, Inc.	82	14,293
Southwest Airlines Co.	20,545	1,344,670
Stanley Black & Decker, Inc.	216	36,653
Stericycle, Inc.*	167	11,354
Textron, Inc.	272	15,393
TransDigm Group, Inc.	70	19,223
Union Pacific Corporation	7,675	1,029,218
United Continental Holdings, Inc.*	462	31,139
United Parcel Service, Inc. Class B	29,401	3,503,129
United Rentals, Inc.*	123	21,145
United Technologies Corporation	6,019	767,844
Verisk Analytics, Inc.*	707	67,872
W.W. Grainger, Inc.	1,062	250,898
Waste Management, Inc.	34,180	2,949,734
Xylem, Inc.	389	26,530

		50,337,328

Information Technology — 6.9%
Activision Blizzard, Inc.	1,269	80,353
Adobe Systems, Inc.*	9,213	1,614,486
Advanced Micro Devices, Inc.*	1,790	18,401
Akamai Technologies, Inc.*	312	20,293
Alliance Data Systems Corporation	101	25,602
Alphabet, Inc. Class A*	3,230	3,402,482
Alphabet, Inc. Class C*	533	557,731
Amdocs, Ltd.	1,249	81,785
Amphenol Corporation Class A	4,974	436,717
Analog Devices, Inc.	576	51,281
ANSYS, Inc.*	733	108,183
Apple, Inc.	17,348	2,935,802
Applied Materials, Inc.	35,114	1,795,028
Arista Networks, Inc.*	811	191,055
Autodesk, Inc.*	417	43,714
Automatic Data Processing, Inc.	35,424	4,151,339

	Shares	Value
CA, Inc.	706	$23,496
Cisco Systems, Inc.	114,553	4,387,380
Citrix Systems, Inc.*	271	23,848
Cognex Corporation	9,516	581,999
Cognizant Technology Solutions Corporation Class A	9,189	652,603
Corning, Inc.	1,580	50,544
CSRA, Inc.	165	4,937
Dolby Laboratories, Inc. Class A	2,230	138,260
DXC Technology Co.	550	52,165
eBay, Inc.*	1,618	61,063
Electronic Arts, Inc.*	5,594	587,706
F5 Networks, Inc.*	11,291	1,481,605
Facebook, Inc. Class A*	13,632	2,405,503
Fidelity National Information Services, Inc.	549	51,655
Fiserv, Inc.*	3,698	484,919
FLIR Systems, Inc.	18,478	861,444
Gartner, Inc.*	125	15,394
Global Payments, Inc.	200	20,048
Hewlett Packard Enterprise Co.	2,988	42,908
HP, Inc.	2,972	62,442
Intel Corporation	65,062	3,003,262
International Business Machines Corporation	17,389	2,667,820
Intuit, Inc.	13,910	2,194,720
IPG Photonics Corporation*	626	134,045
Jack Henry & Associates, Inc.	5,373	628,426
Juniper Networks, Inc.	571	16,274
KLA-Tencor Corporation	188	19,753
Lam Research Corporation	290	53,380
MasterCard, Inc. Class A	19,765	2,991,630
Maxim Integrated Products, Inc.	96,292	5,034,146
Microchip Technology, Inc.	519	45,610
Micron Technology, Inc.*	1,756	72,207
Microsoft Corporation	65,235	5,580,202
Motorola Solutions, Inc.	226	20,417
National Instruments Corporation	3,760	156,529
NetApp, Inc.	374	20,690
NVIDIA Corporation	5,524	1,068,894
Oracle Corporation	115,876	5,478,617
Paychex, Inc.	21,493	1,463,243
PayPal Holdings, Inc.*	1,878	138,258
Qorvo, Inc.*	175	11,655
QUALCOMM, Inc.	2,559	163,827
Red Hat, Inc.*	303	36,390
salesforce.com, Inc.*	1,229	125,641
Skyworks Solutions, Inc.	4,409	418,635
Square, Inc. Class A*Δ	4,432	153,657
Symantec Corporation	1,290	36,197
Synopsys, Inc.*	600	51,144
Teradata Corporation*Δ	2,305	88,650
Teradyne, Inc.	964	40,363
Texas Instruments, Inc.	26,237	2,740,192
Total System Services, Inc.	261	20,643
VeriSign, Inc.*	180	20,599
Visa, Inc. Class AΔ	29,696	3,385,938
Western Digital Corporation	561	44,616

See Notes to Financial Statements.	193

DEFENSIVE MARKET STRATEGIES FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Western Union Co. (The)	622	$11,824
Xerox Corporation	314	9,153
Xilinx, Inc.	7,253	488,997

		66,140,415

Materials — 1.4%
Air Products & Chemicals, Inc.	28,451	4,668,240
Albemarle Corporation	215	27,496
Ball Corporation	452	17,108
Bemis Co., Inc.	55,300	2,642,787
CF Industries Holdings, Inc.	530	22,546
DowDuPont, Inc.	5,613	399,758
Eastman Chemical Co.	174	16,119
Ecolab, Inc.	7,554	1,013,596
FMC Corporation	211	19,973
Freeport-McMoRan, Inc.*	2,471	46,850
International Flavors & Fragrances, Inc.	693	105,759
International Paper Co.	29,140	1,688,372
Martin Marietta Materials, Inc.	107	23,651
Monsanto Co.	713	83,264
Mosaic Co. (The)	713	18,296
NewMarket CorporationΔ	540	214,591
Newmont Mining Corporation	1,042	39,096
Nucor Corporation	550	34,969
Packaging Corporation of America	176	21,217
PPG Industries, Inc.	6,926	809,095
Praxair, Inc.	2,185	337,976
Sealed Air Corporation	225	11,092
Sherwin-Williams Co. (The)	2,425	994,347
Vulcan Materials Co.	294	37,741
WestRock Co.	409	25,853

		13,319,792

Real Estate — 0.9%
American Tower Corporation REIT	17,034	2,430,241
Apartment Investment & Management Co. Class A REIT	481	21,024
AvalonBay Communities, Inc. REIT	351	62,622
Boston Properties, Inc. REIT	8,657	1,125,670
CBRE Group, Inc. Class A*	534	23,127
Crown Castle International Corporation REIT	1,012	112,342
Digital Realty Trust, Inc. REIT	278	31,664
Equinix, Inc. REIT	132	59,825
Equity Residential REIT	543	34,627
Essex Property Trust, Inc. REIT	109	26,309
Extra Space Storage, Inc. REIT	205	17,927
Federal Realty Investment Trust REIT	55	7,305
GGP, Inc. REIT	1,040	24,326
HCP, Inc. REIT	895	23,342
Host Hotels & Resorts, Inc. REIT	1,486	29,497
Iron Mountain, Inc. REIT	502	18,940
Kimco Realty Corporation REIT	934	16,952
Macerich Co. (The) REIT	159	10,443
Mid-America Apartment Communities, Inc. REIT	202	20,313

	Shares	Value
Prologis, Inc. REIT	1,007	$64,962
Public Storage REIT	251	52,459
Realty Income Corporation REIT	487	27,769
Simon Property Group, Inc. REIT	789	135,503
SL Green Realty Corporation REIT	174	17,562
UDR, Inc. REIT	300	11,556
Ventas, Inc. REIT	697	41,827
Vornado Realty Trust REIT	299	23,376
Welltower, Inc. REIT	717	45,723
Weyerhaeuser Co. REIT	124,707	4,397,169

		8,914,402

Telecommunication Services — 1.1%
AT&T, Inc.	165,189	6,422,548
CenturyLink, Inc.	1,662	27,722
Verizon Communications, Inc.	73,233	3,876,223

		10,326,493

Utilities — 4.5%
AES Corporation	1,420	15,379
Alliant Energy CorporationΔ	4,100	174,701
Ameren Corporation	21,694	1,279,729
American Electric Power Co., Inc.	24,184	1,779,217
AmericanWater Works Co., Inc.	22,409	2,050,199
Aqua America, Inc.	23,041	903,898
Atmos Energy Corporation	61,204	5,256,812
CenterPoint Energy, Inc.	11,891	337,229
CMS Energy Corporation	355	16,791
Consolidated Edison, Inc.	16,860	1,432,257
Dominion Energy, Inc.	14,478	1,173,587
DTE Energy Co.	10,010	1,095,695
Duke Energy Corporation	13,455	1,131,700
Edison International	30,149	1,906,623
Entergy Corporation	614	49,973
Eversource Energy	29,353	1,854,523
Exelon Corporation	6,553	258,254
FirstEnergy Corporation	1,116	34,172
NextEra Energy, Inc.	11,158	1,742,768
NiSource, Inc.	15,696	402,916
NRG Energy, Inc.	569	16,205
OGE Energy Corporation	868	28,566
ONE Gas, Inc.	62,442	4,574,501
PG&E Corporation	32,727	1,467,151
PinnacleWest Capital Corporation	42,465	3,617,169
PPL Corporation	5,163	159,795
Public Service Enterprise Group, Inc.	37,675	1,940,262
SCANA Corporation	243	9,667
Sempra Energy	1,564	167,223
Southern Co. (The)	18,461	887,789
Spire, Inc.	45,962	3,454,060
UGI Corporation	34,345	1,612,498
Vectren Corporation	15,475	1,006,184
WEC Energy Group, Inc.	8,713	578,805

194	See Notes to Financial Statements.

	Shares	Value
Xcel Energy, Inc.	19,740	$949,691

		43,365,989

Total Common Stocks (Cost $308,777,614)		405,766,878

FOREIGN COMMON STOCKS — 5.1%
Curacao — 0.8%
Schlumberger, Ltd.	111,221	7,495,183

France — 0.8%
TOTAL SA	138,423	7,647,468

Ireland — 1.1%
Accenture PLC Class A	17,050	2,610,185
Allegion PLC	94	7,479
Eaton Corporation PLC	837	66,131
Ingersoll-Rand PLC	431	38,441
Johnson Controls International PLC	1,898	72,333
Medtronic PLC	97,923	7,907,282
Pentair PLC	224	15,819
Seagate Technology PLC	738	30,878
Willis Towers Watson PLC	205	30,891

		10,779,439

Japan — 0.2%
Honda Motor Co., Ltd.	28,100	963,143
Toyota Motor Corporation	7,300	467,317

		1,430,460

Jersey — 0.0%
Aptiv PLC	5,196	440,777

Netherlands — 0.2%
LyondellBasell Industries NV Class A	618	68,178
Mylan NV*	3,568	150,962
Unilever NV CVA	30,800	1,735,240

		1,954,380

Singapore — 0.0%
Broadcom, Ltd.	707	181,628

Switzerland — 1.6%
Chubb, Ltd.	48,109	7,030,168
Garmin, Ltd.	9,747	580,629
Roche Holding AG	27,400	6,931,192
Roche Holding AG ADR	22,700	716,866
TE Connectivity, Ltd.	617	58,639

		15,317,494

United Kingdom — 0.4%
Aon PLC	9,318	1,248,612
Nielsen Holdings PLC	668	24,315
Royal Dutch Shell PLC, A Shares	87,000	2,900,392
TechnipFMC PLC	913	28,586

		4,201,905

Total Foreign Common Stocks (Cost $45,398,050)		49,448,734

PREFERRED STOCKS — 1.3%
Bank of America Corporation,
7.25%, 12/28/17Δ CONV	4,761	6,279,759

	Shares	Value
Stanley Black & Decker, Inc.,
5.38%, 10/31/17Δ CONV	28,705	$3,523,539
Wells Fargo & Co.,
7.50%, 11/29/17 CONV	199	260,688
Welltower, Inc. REIT,
6.50%, 12/28/17 CONV	37,685	2,256,201

Total Preferred Stocks (Cost $11,697,700)		12,320,187

MASTER LIMITED PARTNERSHIP — 0.8%
Spectra Energy Partners LP (Cost $8,599,392)	202,072	7,989,927

	Par
CORPORATE BONDS — 24.4%
Advanced Micro Devices, Inc.
2.13%, 09/01/26 CONV	$377,000	567,149
Akamai Technologies, Inc.
0.00%, 02/15/19 CONVΩ	2,079,000	2,095,892
Allscripts Healthcare Solutions, Inc.
1.25%, 07/01/20 CONV	3,678,000	3,946,954
Altaba, Inc.
0.00%, 12/01/18 CONVΩ	908,000	1,226,368
Ares Capital Corporation
3.75%, 02/01/22 CONV 144A	3,614,000	3,724,679
BioMarin Pharmaceutical, Inc.
1.50%, 10/15/20 CONV	1,743,000	2,073,081
0.60%, 08/01/24 CONV	2,819,000	2,815,476
Blackhawk Network Holdings, Inc.
1.50%, 01/15/22Δ CONV	3,608,000	3,682,415
CalAtlantic Group, Inc.
1.63%, 05/15/18 CONV	365,000	657,684
0.25%, 06/01/19 CONV	1,815,000	1,831,335
Chart Industries, Inc.
1.00%, 11/15/24 CONV 144A	1,205,000	1,266,003
Chesapeake Energy Corporation
5.50%, 09/15/26 CONV 144A	1,969,000	1,802,866
Ciena Corporation
3.75%, 10/15/18 CONV	526,000	612,790
Citigroup, Inc.
(Variable, ICE LIBOR USD 3M + 4.07%), 5.95%, 01/30/23†	3,245,000	3,455,925
Citrix Systems, Inc.
0.50%, 04/15/19 CONV	3,481,000	4,510,071
Cypress Semiconductor Corporation
2.00%, 02/01/23 CONV 144A	617,000	641,294
DexCom, Inc.
0.75%, 05/15/22 CONV 144A	2,686,000	2,536,591

See Notes to Financial Statements.	195

DEFENSIVE MARKET STRATEGIES FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
DISH Network Corporation
2.38%, 03/15/24 CONV 144A	$3,733,000	$3,595,346
3.38%, 08/15/26 CONV	1,119,000	1,220,409
Dycom Industries, Inc.
0.75%, 09/15/21 CONV	1,213,000	1,587,514
Electronics For Imaging, Inc.
0.75%, 09/01/19Δ CONV	1,270,000	1,227,931
Empire State Realty OP LP REIT
2.63%, 08/15/19 CONV 144A	1,250,000	1,385,156
Envestnet, Inc.
1.75%, 12/15/19 CONV	1,142,000	1,187,680
EuronetWorldwide, Inc.
1.50%, 10/01/44 CONV	947,000	1,169,545
Extra Space Storage LP REIT
3.13%, 10/01/35Δ CONV 144A	3,270,000	3,670,575
Finisar Corporation
0.50%, 12/15/36 CONV	1,749,000	1,630,942
FireEye, Inc.
1.63%, 06/01/35 CONV	1,948,000	1,789,725
General Electric Co.
(Variable, ICE LIBOR USD 3M + 3.33%), 5.00%, 01/21/21†	3,203,000	3,305,016
Gogo, Inc.
3.75%, 03/01/20 CONV	2,039,000	1,879,703
Goldman Sachs Group, Inc. (The)
(Variable, ICE LIBOR USD 3M + 3.83%), 5.30%, 11/10/26Δ†	1,940,000	2,066,100
Greenbrier Cos., Inc.
(The) 2.88%, 02/01/24 CONV 144A	1,103,000	1,319,464
Hubspot, Inc.
0.25%, 06/01/22 CONV 144A	2,087,000	2,406,572
IAC FinanceCo, Inc.
0.88%, 10/01/22 CONV 144A	2,272,000	2,405,480
Illumina, Inc.
0.50%, 06/15/21Δ CONV	935,000	1,109,728
Inphi Corporation
0.75%, 09/01/21 CONV	1,188,000	1,182,803
Integrated Device Technology, Inc.
0.88%, 11/15/22 CONV	2,649,000	2,961,913
Intel Corporation
3.25%, 08/01/39 CONV	554,000	1,231,611
InterDigital, Inc.
1.50%, 03/01/20 CONV	647,000	773,165
Jazz Investments I, Ltd.
1.88%, 08/15/21Δ CONV	3,487,000	3,506,614
Lam Research Corporation
1.25%, 05/15/18 CONV	355,000	1,087,409

	Par	Value
LendingTree, Inc.
0.63%, 06/01/22Δ CONV 144A	$1,271,000	$2,194,064
Liberty Expedia Holdings, Inc.
1.00%, 06/30/47Δ CONV 144A	2,404,000	2,410,010
Liberty Interactive LLC
1.75%, 09/30/46 CONV 144A	1,507,000	1,747,178
Liberty Media Corp-Liberty Formula One
1.00%, 01/30/23 CONV 144A	1,010,000	1,132,463
Liberty Media Corporation
1.38%, 10/15/23 CONV	973,000	1,124,496
2.25%, 09/30/46 CONV	2,095,000	2,191,894
Ligand Pharmaceuticals, Inc.
0.75%, 08/15/19 CONV	395,000	721,616
Live Nation Entertainment, Inc.
2.50%, 05/15/19 CONV	1,782,000	2,308,804
Lumentum Holdings, Inc.
0.25%, 03/15/24 CONV 144A	1,532,000	1,706,265
Macquarie Infrastructure Corporation
2.88%, 07/15/19Δ CONV	1,949,000	2,018,433
2.00%, 10/01/23Δ CONV	1,970,000	1,891,200
Marriott Vacations Worldwide Corporation
1.50%, 09/15/22Δ CONV 144A	1,128,000	1,265,475
Medidata Solutions, Inc.
1.00%, 08/01/18 CONV	2,459,000	2,852,440
Meritor, Inc.
3.25%, 10/15/37 CONV 144A	2,293,000	2,391,886
Microchip Technology, Inc.
1.63%, 02/15/27 CONV 144A	9,288,000	10,930,815
Micron Technology, Inc.
3.00%, 11/15/43 CONV	771,000	1,115,541
Molina Healthcare, Inc.
1.63%, 08/15/44 CONV	1,347,000	1,852,967
Nabors Industries, Inc.
0.75%, 01/15/24Δ CONV 144A	1,233,000	947,869
National Health Investors, Inc.
REIT 3.25%, 04/01/21 CONV	1,080,000	1,218,375
Navistar International Corporation
4.75%, 04/15/19 CONV	2,280,000	2,476,650

196	See Notes to Financial Statements.

	Par	Value
Neurocrine Biosciences, Inc.
2.25%, 05/15/24 CONV 144A	$1,482,000	$1,896,034
NextEra Energy Partners LP
1.50%, 09/15/20 CONV 144A	3,000,000	3,005,625
Nice Systems, Inc.
1.25%, 01/15/24Δ CONV 144A	1,569,000	1,940,657
NRG Yield, Inc.
3.50%, 02/01/19 CONV 144A	1,801,000	1,826,889
3.25%, 06/01/20Δ CONV 144A	2,339,000	2,319,997
Nuance Communications, Inc.
1.25%, 04/01/25 CONV 144A	1,355,000	1,390,569
1.00%, 12/15/35 CONV	1,904,000	1,826,650
NuVasive, Inc.
2.25%, 03/15/21 CONV	2,117,000	2,492,767
Oasis Petroleum, Inc.
2.63%, 09/15/23 CONV	675,000	727,313
ON Semiconductor Corporation
1.00%, 12/01/20 CONV	3,302,000	4,230,687
OSI Systems, Inc.
1.25%, 09/01/22 CONV 144A	2,119,000	1,917,695
Pacira Pharmaceuticals, Inc.
2.38%, 04/01/22 CONV 144A	1,540,000	1,617,000
PDC Energy, Inc.
1.13%, 09/15/21 CONV	632,000	618,175
Plains All American Pipeline LP
(Variable, ICE LIBOR USD 3M + 4.11%), 6.13%, 11/15/22Δ†	2,175,000	2,177,175
Priceline Group, Inc.
0.90%, 09/15/21Δ CONV	1,621,000	1,899,609
Proofpoint, Inc.
0.75%, 06/15/20 CONV	2,885,000	3,624,281
Red Hat, Inc.
0.25%, 10/01/19 CONV	1,098,000	1,811,700
Rovi Corporation
0.50%, 03/01/20 CONV	1,567,000	1,482,774
Royal Gold, Inc.
2.88%, 06/15/19Δ CONV	4,349,000	4,686,047
salesforce.com, Inc.
0.25%, 04/01/18 CONV	1,573,000	2,412,589
ServiceNow, Inc.
0.00%, 11/01/18 CONVΩ	468,000	827,483
0.00%, 06/01/22 CONVΩ 144A	3,427,000	3,938,908
Silicon Laboratories, Inc.
1.38%, 03/01/22 CONV 144A	2,121,000	2,451,081
SM Energy Co.
1.50%, 07/01/21 CONV	633,000	622,318
SolarCity Corporation
1.63%, 11/01/19 CONV	108,000	100,508
Spirit Realty Capital, Inc. REIT
2.88%, 05/15/19 CONV	1,247,000	1,251,676

	Par	Value
Square, Inc.
0.38%, 03/01/22 CONV 144A	$981,000	$1,604,548
Starwood Property Trust, Inc. REIT
4.38%, 04/01/23Δ CONV	4,165,000	4,253,506
Starwood Waypoint Homes REIT
3.50%, 01/15/22 CONV 144A	3,414,000	3,981,577
Teradyne, Inc.
1.25%, 12/15/23Δ CONV	2,641,000	3,774,979
Tesla, Inc.
1.25%, 03/01/21 CONV	3,373,000	3,655,489
Tutor Perini Corporation
2.88%, 06/15/21 CONV	1,759,000	1,948,092
Twitter, Inc.
1.00%, 09/15/21 CONV	3,979,000	3,717,878
Two Harbors Investment Corporation REIT
6.25%, 01/15/22 CONV	4,846,000	5,145,846
U.S. Bancorp
(Variable, ICE LIBOR USD 3M + 2.91%), 5.30%, 04/15/27†	2,568,000	2,786,408
VEREIT, Inc. REIT
3.00%, 08/01/18 CONV	1,332,000	1,333,665
Verint Systems, Inc.
1.50%, 06/01/21 CONV	4,333,000	4,230,091
Wayfair, Inc.
0.38%, 09/01/22 CONV 144A	1,952,000	2,042,280
Weatherford International, Ltd.
5.88%, 07/01/21Δ CONV	1,840,000	1,998,700
Web.com Group, Inc.
1.00%, 08/15/18 CONV	3,151,000	3,127,367
Wells Fargo & Co.
(Variable, ICE LIBOR USD 3M + 3.77%), 7.98%, 03/15/18†	2,888,000	2,938,396
Workday, Inc.
1.50%, 07/15/20Δ CONV	421,000	576,244
0.25%, 10/01/22 CONV 144A	3,677,000	3,644,826
Wright Medical Group, Inc.
2.00%, 02/15/20 CONV	2,864,000	2,951,710
Zillow Group, Inc.
2.00%, 12/01/21 CONV	2,228,000	2,439,660

Total Corporate Bonds (Cost $221,049,399)		234,892,884

FOREIGN BONDS — 2.6%
Canada — 0.4%
Canadian Imperial Bank of Commerce
0.00%, 03/15/18†g	10,200	1,854,207
0.00%, 03/29/18†g	5,400	644,954
Royal Bank of Canada
0.00%, 05/25/18 144A†g	15,100	875,951

		3,375,112

See Notes to Financial Statements.	197

DEFENSIVE MARKET STRATEGIES FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
France — 0.5%
TOTAL SA
0.50%, 12/02/22 CONV	$2,400,000	$2,503,008
Vinci SA
0.38%, 02/16/22 CONV	2,200,000	2,481,050

		4,984,058

Jersey — 0.2%
Ensco Jersey Finance, Ltd.	.
3.00%, 01/31/24Δ CONV	1,752,000	1,563,660

Netherlands — 0.9%
Morgan Stanley BV
0.00%, 05/04/18Ω†††	5,200	615,966
QIAGEN NV
0.38%, 03/19/19 CONV	2,400,000	2,825,796
Siemens Financieringsmaatschappij NV
1.65%, 08/16/19 CONV	2,250,000	2,686,500
STMicroelectronics NV
0.25%, 07/03/24 CONV	2,400,000	2,974,344

		9,102,606

Switzerland — 0.2%
Credit Suisse AG
0.00%, 01/09/18Ω†††	28,900	1,253,827
UBS AG
0.00%, 03/09/20 CONVΩ 144A†††	25,000	1,080,250

		2,334,077

United Kingdom — 0.4%
Goldman Sachs International
1.00%, 01/16/18 CONV	11,300	539,292
Inmarsat PLC
3.88%, 09/09/23 CONV	3,000,000	3,172,500

		3,711,792

Total Foreign Bonds (Cost $23,944,765)		25,071,305

	Shares
MONEY MARKET FUNDS — 6.5%
GuideStone Money Market Fund (Investor Class)¥	33,299,156	33,299,156
Northern Institutional Liquid Assets Portfolio§	29,225,247	29,225,247
Northern Institutional U.S. Government Portfolio	407,993	407,993

Total Money Market Funds
(Cost $62,932,396)		62,932,396

	Par
U.S. TREASURY OBLIGATIONS — 19.8%
U.S. Treasury Bills
1.50%, 06/21/18Ω	$32,680,000	32,449,296

	Par	Value
1.25%, 07/19/18Ω	$38,410,000	$38,087,029
1.43%, 10/11/18Ω	27,500,000	27,142,417
U.S. Treasury Notes
0.75%, 02/28/18	23,700,000	23,678,078
1.00%, 05/15/18	33,820,000	33,773,768
1.25%, 10/31/18	36,000,000	35,859,384

Total U.S. Treasury Obligations (Cost $191,213,272)		190,989,972

TOTAL INVESTMENTS — 102.7% (Cost $873,612,588)		989,412,283

	Number of Contracts	Notional Amount
WRITTEN OPTIONS — (0.0)%
Call Options — (0.0)%
S&P 500®, Strike Price $2,680.00, Expires 01/03/18 (MSCS)	(9)	$(2,406,249)	(3,780)
S&P 500®, Strike Price $2,690.00, Expires 01/02/18 (MSCS)	(13)	(3,475,693)	(715)
S&P 500®, Strike Price $2,690.00, Expires 01/05/18 (MSCS)	(13)	(3,475,693)	(3,640)
S&P 500®, Strike Price $2,700.00, Expires 01/08/18 (MSCS) (17)		(4,545,137)	(2,465)
S&P 500®, Strike Price $2,715.00, Expires 01/10/18 (MSCS)	(12)	(3,208,332)	(780)
S&P 500®, Strike Price $2,720.00, Expires 01/12/18 (MSCS)	(13)	(3,475,693)	(1,105)
S&P 500®, Strike Price $2,720.00, Expires 01/19/18 (MSCS)	(14)	(3,743,054)	(3,850)
S&P 500®, Strike Price $2,720.00, Expires 01/24/18 (MSCS)	(14)	(3,743,054)	(5,880)
S&P 500®, Strike Price $2,720.00, Expires 01/26/18 (MSCS)	(13)	(3,475,693)	(5,330)
S&P 500®, Strike Price $2,725.00, Expires 01/17/18 (MSCS)	(14)	(3,743,054)	(1,540)
S&P 500®, Strike Price $2,725.00, Expires 01/22/18 (MSCS)	(12)	(3,208,332)	(2,580)

198	See Notes to Financial Statements.

	Number of Contracts	Notional Amount	Value
S&P 500®, Strike Price $2,740.00, Expires 01/16/18 (MSCS)	(12)	$(3,208,332)	$(540)

			(32,205)

Put Options — (0.0)%
S&P 500®, Strike Price $2,575.00, Expires 01/03/18 (MSCS)	(62)	(16,576,382)	(4,030)
S&P 500®, Strike Price $2,585.00, Expires 01/02/18 (MSCS)	(63)	(16,843,743)	(2,205)
S&P 500®, Strike Price $2,600.00, Expires 01/05/18 (MSCS)	(63)	(16,843,743)	(9,135)
S&P 500®, Strike Price $2,610.00, Expires 01/08/18 (MSCS)	(61)	(16,309,021)	(14,030)
S&P 500®, Strike Price $2,620.00, Expires 01/10/18 (MSCS)	(59)	(15,774,299)	(24,190)
S&P 500®, Strike Price $2,625.00, Expires 01/12/18 (MSCS)	(61)	(16,309,021)	(35,197)
S&P 500®, Strike Price $2,625.00, Expires 01/24/18 (MSCS)	(59)	(15,774,299)	(64,310)

	Number of Contracts	Notional Amount	Value
S&P 500®, Strike Price $2,630.00, Expires 01/17/18 (MSCS)	(60)	$(16,041,660)	$(49,200)
S&P 500®, Strike Price $2,630.00, Expires 01/22/18 (MSCS)	(60)	(16,041,660)	(63,600)
S&P 500®, Strike Price $2,630.00, Expires 01/26/18 (MSCS)	(62)	(16,576,382)	(77,128)
S&P 500®, Strike Price $2,635.00, Expires 01/19/18 (MSCS)	(61)	(16,309,021)	(65,880)
S&P 500®, Strike Price $2,650.00, Expires 01/16/18 (MSCS)	(58)	(15,506,938)	(60,378)

			(469,283)

Total Written Options (Premiums received $(726,758))			(501,488)

Liabilities in Excess of Other Assets — (2.7)%			(26,367,292)

NET ASSETS — 100.0%			$962,543,503

Forward Foreign Currency Contracts outstanding at December 31, 2017:

Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
03/30/2018	U.S. Dollars	1,148,620	Japanese Yen	128,565,090	CS	$2,202

Subtotal Appreciation						$2,202

03/29/2018	U.S. Dollars	158,538	Swiss Francs	153,518	CS	$(27)
03/30/2018	U.S. Dollars	31,676	Japanese Yen	3,568,860	CS	(148)
03/30/2018	U.S. Dollars	83,287	Japanese Yen	9,372,690	CS	(289)
03/30/2018	U.S. Dollars	50,530	Japanese Yen	5,700,510	CS	(302)
03/29/2018	U.S. Dollars	6,697,036	Swiss Francs	6,578,365	CS	(97,637)
03/29/2018	U.S. Dollars	11,015,221	Euro	9,298,213	UBS	(201,655)

Subtotal Depreciation						$(300,058)

Total Forward Foreign Currency Contracts outstanding at December 31, 2017						$(297,856)

See Notes to Financial Statements.	199

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2017, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$405,766,878	$405,766,878	$—	$—
Corporate Bonds	234,892,884	—	234,892,884	—
Foreign Bonds:
Canada	3,375,112	—	3,375,112	—
France	4,984,058	—	4,984,058	—
Jersey	1,563,660	—	1,563,660	—
Netherlands	9,102,606	—	8,486,640	615,966
Switzerland	2,334,077	—	—	2,334,077
United Kingdom	3,711,792	—	3,711,792	—
Foreign Common Stocks:
Curacao	7,495,183	7,495,183	—	—
France	7,647,468	7,647,468	—	—
Ireland	10,779,439	10,779,439	—	—
Japan	1,430,460	1,430,460	—	—
Jersey	440,777	440,777	—	—
Netherlands	1,954,380	1,954,380	—	—
Singapore	181,628	181,628	—	—
Switzerland	15,317,494	15,317,494	—	—
United Kingdom	4,201,905	4,201,905	—	—
Master Limited Partnership	7,989,927	7,989,927	—	—
Money Market Funds	62,932,396	62,932,396	—	—
Preferred Stocks	12,320,187	12,320,187	—	—
U.S. Treasury Obligations	190,989,972	—	190,989,972	—

Total Assets - Investments in Securities	$989,412,283	$538,458,122	$448,004,118	$2,950,043

Other Financial Instruments***
Forward Foreign Currency Contracts	$2,202	$—	$2,202	$—

Total Assets - Other Financial Instruments	$2,202	$—	$2,202	$—

Liabilities:
Investments in Securities:
Written Options:
Call Options	$(32,205)	$(32,205)	$—	$—
Put Options	(469,283)	(469,283)	—	$—

Total Liabilities - Investments in Securities	$(501,488)	$(501,488)	$—	$—

Other Financial Instruments***
Forward Foreign Currency Contracts	$(300,058)	$—	$(300,058)	$—

Total Liabilities - Other Financial Instruments	$(300,058)	$—	$(300,058)	$—

***Other financial instruments are derivative instruments, such as forwards contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the “Forward Foreign Currency Contracts outstanding” disclosures on the preceding page(s).

Management has determined that the amount of transfers between Level 1 and Level 2 compared to total net assets is not material; therefore, the amount of transfers between Level 1 and Level 2 is not shown for the year ended December 31, 2017.

200	See Notes to Financial Statements.

There were no transfers between Level 2 and Level 3 during the year ended December 31, 2017.

The unobservable inputs used in the fair value measurement of the reporting entity’s asset-backed securities, corporate bonds, foreign bonds, mortgage-backed securities and swap agreements are values based on evaluated quotations received from dealers who make markets in such securities. Significant increases (decreases) in those evaluated quotations would result in a significantly higher (lower) fair value measurement.

Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the reconciliation of Level 3 securities and assumptions is not shown for the year ended December 31, 2017.

See Notes to Financial Statements.	201

Equity Index Fund (Unaudited)

The Fund was passively managed and benchmarked against the S&P 500® Index. The Fund was comprised of domestic, large-cap equity stocks with both value- and growth-style orientations. The objective of the Fund was to provide investment results approximating the aggregate price and dividend performance of the securities included in the S&P 500® Index. The correlation between the Fund’s performance and the S&P 500® Index is expected to be greater than 98%. However, it could be lower in certain market environments and due to certain stocks that are excluded from the Fund’s portfolio because of social investment policies and restrictions (100% would indicate perfect correlation).

The Investor Class of the Fund returned 21.65% for the one-year period ended December 31, 2017, as compared to a return of 21.83% for the S&P 500® Index. The return differential was primarily a result of social restrictions and expenses of the Fund.

In 2017, exchange listed equity index futures contracts were utilized to provide market exposure to the cash positions held in the Fund. Overall, derivative exposure had a slight positive impact on Fund performance for the year.

This Fund may be suitable for investors who seek higher, long-term rates of return, can accept significant short-term fluctuations in account value and want to diversify their portfolio by adding a potentially higher return, higher risk option of stocks. It is possible to lose money by investing in the Fund.

At December 31, 2017, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

%
Information Technology	22.1
Financials	13.9
Health Care	12.5
Consumer Discretionary	11.6
Industrials	9.2
Consumer Staples	7.3
Energy	5.5
Foreign Common Stocks	3.6
Money Market Funds	3.4
Utilities	3.1
Materials	2.9
Real Estate	2.7
Telecommunication Services	2.0
U.S. Treasury Obligations	0.1

99.9

202	See Notes to Financial Statements.

Equity Index Fund (Unaudited)

Average Annual Total Returns as of 12/31/17
	Institutional Class	Investor Class*	Benchmark**
One Year	21.97%	21.65%	21.83%
Five Year	15.66%	15.42%	15.78%
Ten Year	8.41%	8.22%	8.49%
Since Inception	7.03%	6.90%	7.23%
Inception Date	08/27/01	08/27/01
Total Fund Operating Expenses (May 1, 2017 Prospectus as amended July 1, 2017)(1)	0.17%	0.43%

(1)Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2007 to December 31, 2017, with all dividends and capital gains reinvested, with the S&P 500® Index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

See Notes to Financial Statements.	203

EQUITY INDEX FUND SCHEDULE OF INVESTMENTS	December 31, 2017

	Shares	Value
COMMON STOCKS — 92.8%
Consumer Discretionary — 11.6%
Advance Auto Parts, Inc.	2,745	$273,649
Amazon.com, Inc.*	16,448	19,235,443
AutoZone, Inc.*	1,114	792,466
Best Buy Co., Inc.	10,393	711,609
BorgWarner, Inc.	6,279	320,794
CarMax, Inc.*	7,247	464,750
Carnival Corporation	19,642	1,303,640
CBS Corporation Class B (Non-Voting Shares)	15,355	905,945
Charter Communications, Inc. Class A*	8,922	2,997,435
Chipotle Mexican Grill, Inc.*Δ	1,449	418,804
Comcast Corporation Class A	196,067	7,852,483
D.R. Horton, Inc.	12,145	620,245
Darden Restaurants, Inc.	6,841	656,873
Discovery Communications, Inc. Class A*Δ	5,482	122,687
Discovery Communications, Inc. Class C*	12,145	257,110
DISH Network Corporation Class A*	6,703	320,068
Dollar General Corporation	10,512	977,721
Dollar Tree, Inc.*	10,063	1,079,861
Expedia, Inc.	5,070	607,234
Foot Locker, Inc.	5,069	237,635
Ford Motor Co.	148,420	1,853,766
Gap, Inc. (The)	8,085	275,375
General Motors Co.	51,917	2,128,078
Genuine Parts Co.	5,571	529,301
Goodyear Tire & Rubber Co. (The)	7,868	254,215
H&R Block, Inc.	8,300	217,626
Hanesbrands, Inc.Δ	14,216	297,257
Harley-Davidson, Inc.Δ	8,982	457,004
Hasbro, Inc.	4,114	373,921
Hilton Worldwide Holdings, Inc.	7,469	596,474
Home Depot, Inc. (The)	49,131	9,311,798
Interpublic Group of Cos., Inc. (The)	17,812	359,090
Kohl’s CorporationΔ	6,969	377,929
L Brands, Inc.Δ	9,448	568,959
Leggett & Platt, Inc.	4,991	238,220
Lennar Corporation Class A	6,785	429,083
LKQ Corporation*	11,558	470,064
Lowe’s Cos., Inc.	34,920	3,245,465
Macy’s, Inc.Δ	13,402	337,596
Marriott International, Inc. Class A	13,339	1,810,502
Mattel, Inc.Δ	19,187	295,096
McDonald’s Corporation	37,216	6,405,618
Michael Kors Holdings, Ltd.*	4,400	276,980
Mohawk Industries, Inc.*	2,387	658,573
Netflix, Inc.*	17,660	3,390,014
Newell Brands, Inc.	19,676	607,988
News Corporation Class A	13,865	224,752
News Corporation Class B	13,984	232,134
NIKE, Inc. Class B	53,054	3,318,528
Nordstrom, Inc.Δ	4,745	224,818
Norwegian Cruise Line Holdings, Ltd.*	2,630	140,048
O’Reilly Automotive, Inc.*	3,583	861,855

	Shares	Value
Omnicom Group, Inc.Δ	11,030	$803,315
Priceline Group, Inc. (The)*	2,004	3,482,431
PulteGroup, Inc.Δ	11,415	379,549
PVH Corporation	2,959	406,004
Ralph Lauren CorporationΔ	2,058	213,394
Ross Stores, Inc.	14,955	1,200,139
Royal Caribbean Cruises, Ltd.	7,305	871,340
Scripps Networks Interactive, Inc.
Class A	3,568	304,636
Signet Jewelers, Ltd.Δ	2,131	120,508
Starbucks Corporation	64,109	3,681,780
Tapestry, Inc.	10,404	460,169
Target CorporationΔ	23,092	1,506,753
Tiffany & Co.	4,009	416,736
TimeWarner, Inc.	33,191	3,035,981
TJX Cos., Inc. (The)	25,659	1,961,887
Tractor Supply Co.	4,911	367,097
TripAdvisor, Inc.*Δ	4,311	148,557
Twenty-First Century Fox, Inc. Class A	40,561	1,400,571
Twenty-First Century Fox, Inc. Class B	27,297	931,374
Ulta Beauty, Inc.*	2,317	518,220
Under Armour, Inc. Class A*Δ	4,310	62,193
Under Armour, Inc. Class C*Δ	9,410	125,341
VF CorporationΔ	12,323	911,902
Walt Disney Co. (The)	64,463	6,930,417
Whirlpool Corporation	2,806	473,204
WyndhamWorldwide Corporation	4,156	481,556
Yum! Brands, Inc.	15,763	1,286,418

		113,406,051

Consumer Staples — 7.3%
Archer-Daniels-Midland Co.	22,917	918,513
Campbell Soup Co.Δ	11,361	546,578
Church & Dwight Co., Inc.	15,616	783,455
Clorox Co. (The)	7,450	1,108,113
Coca-Cola Co. (The)	174,570	8,009,272
Colgate-Palmolive Co.	44,276	3,340,624
Conagra Brands, Inc.	21,488	809,453
Costco Wholesale Corporation	19,512	3,631,573
Coty, Inc. Class AΔ	30,795	612,513
CVS Health Corporation	42,193	3,058,992
Dr. Pepper Snapple Group, Inc.	10,724	1,040,871
Estee Lauder Cos., Inc. (The) Class A	11,572	1,472,421
General Mills, Inc.Δ	27,499	1,630,416
Hershey Co. (The)	8,923	1,012,850
Hormel Foods CorporationΔ	15,131	550,617
J.M. Smucker Co. (The)	6,605	820,605
Kellogg Co.Δ	14,617	993,664
Kimberly-Clark Corporation	17,404	2,099,967
Kraft Heinz Co. (The)	31,323	2,435,676
Kroger Co. (The)	40,430	1,109,804
McCormick & Co., Inc. (Non-Voting Shares)	7,331	747,102
Mondelez International, Inc. Class A	64,259	2,750,285
Monster Beverage Corporation*	16,689	1,056,247
PepsiCo, Inc.	66,764	8,006,339
Procter & Gamble Co. (The)	111,697	10,262,720

204	See Notes to Financial Statements.

	Shares	Value
Sysco Corporation	25,231	$1,532,279
Tyson Foods, Inc. Class A	17,363	1,407,618
Walgreens Boots Alliance, Inc.	36,675	2,663,339
Wal-Mart Stores, Inc.	65,719	6,489,751

		70,901,657

Energy — 5.5%
Anadarko Petroleum Corporation	23,055	1,236,670
Andeavor	5,815	664,887
Apache CorporationΔ	13,964	589,560
Archrock, Inc.	13	136
Baker Hughes a GE Co.	19,911	629,984
Cabot Oil & Gas Corporation	17,428	498,441
Chesapeake Energy Corporation*Δ	31,317	124,015
Chevron Corporation	80,403	10,065,652
Cimarex Energy Co.	3,553	433,501
Concho Resources, Inc.*	5,435	816,446
ConocoPhillips	49,195	2,700,314
Devon Energy Corporation	20,640	854,496
EOG Resources, Inc.	23,835	2,572,035
EQT Corporation	6,378	363,036
Exterran Corporation*	6	189
Exxon Mobil Corporation	182,408	15,256,605
Halliburton Co.	37,920	1,853,150
Helmerich & Payne, Inc.Δ	4,961	320,679
Hess Corporation	11,305	536,648
Kinder Morgan, Inc.Δ	89,126	1,610,507
Marathon Oil Corporation	37,078	627,731
Marathon Petroleum Corporation	21,070	1,390,199
National Oilwell Varco, Inc.	16,866	607,513
Newfield Exploration Co.*	7,387	232,912
Noble Energy, Inc.	17,666	514,787
Occidental Petroleum Corporation	34,882	2,569,408
ONEOK, Inc.	16,720	893,684
Phillips 66	18,718	1,893,326
Pioneer Natural Resources Co.	7,424	1,283,238
Range Resources Corporation	6,377	108,792
Valero Energy Corporation	18,837	1,731,309
Williams Cos., Inc. (The)	38,539	1,175,054

		54,154,904

Financials — 13.9%
Affiliated Managers Group, Inc.	2,010	412,553
Aflac, Inc.	16,032	1,407,289
Allstate Corporation (The)	18,095	1,894,727
American Express Co.	32,417	3,219,332
American International Group, Inc.	41,489	2,471,915
Ameriprise Financial, Inc.	6,100	1,033,767
Arthur J. Gallagher & Co.	8,294	524,844
Assurant, Inc.	2,341	236,066
Bank of America Corporation	411,658	12,152,144
Bank of New York Mellon Corporation (The)	41,687	2,245,262
BB&T Corporation	31,819	1,582,041
Berkshire Hathaway, Inc. Class B*	78,815	15,622,709
BlackRock, Inc.	4,821	2,476,596
Brighthouse Financial, Inc.*	4,017	235,557
Capital One Financial Corporation	20,675	2,058,817
Cboe Global Markets, Inc.	2,027	252,544

	Shares	Value
Charles Schwab Corporation (The)	47,906	$2,460,931
Cincinnati Financial Corporation	5,441	407,912
Citigroup, Inc.	113,739	8,463,319
Citizens Financial Group, Inc.	19,869	834,101
CME Group, Inc.	14,110	2,060,765
Comerica, Inc.	6,388	554,542
Discover Financial Services	17,665	1,358,792
E*TRADE Financial Corporation*	10,478	519,394
Everest Re Group, Ltd.	1,237	273,699
Fifth Third Bancorp	28,756	872,457
Franklin Resources, Inc.	13,630	590,588
Goldman Sachs Group, Inc. (The)	14,836	3,779,619
Hartford Financial Services Group, Inc. (The)	14,682	826,303
Huntington Bancshares, Inc.	38,337	558,187
Intercontinental Exchange, Inc.	25,255	1,781,993
Invesco, Ltd.	15,292	558,770
JPMorgan Chase & Co.	147,012	15,721,463
KeyCorp	31,726	639,913
Leucadia National Corporation	12,259	324,741
Lincoln National Corporation	8,875	682,221
Loews Corporation	12,502	625,475
M&T Bank Corporation	5,892	1,007,473
Marsh & McLennan Cos., Inc.	23,474	1,910,549
MetLife, Inc.	45,712	2,311,199
Moody’s Corporation	7,521	1,110,175
Morgan Stanley	56,134	2,945,351
Nasdaq, Inc.	4,269	327,987
Navient Corporation	12,116	161,385
Northern Trust Corporation	7,800	779,142
People’s United Financial, Inc.Δ	11,480	214,676
PNC Financial Services Group, Inc. (The)	19,578	2,824,910
Principal Financial Group, Inc.	10,001	705,671
Progressive Corporation (The)	28,774	1,620,552
Prudential Financial, Inc.	17,136	1,970,297
Raymond James Financial, Inc.	2,928	261,470
Regions Financial Corporation	46,314	800,306
S&P Global, Inc.	10,813	1,831,722
State Street Corporation	14,760	1,440,724
SunTrust Banks, Inc.	18,647	1,204,410
Synchrony Financial	34,288	1,323,860
T. Rowe Price Group, Inc.	9,221	967,560
Torchmark Corporation	4,186	379,712
Travelers Cos., Inc. (The)	14,413	1,954,979
U.S. Bancorp	66,172	3,545,496
Unum Group	8,642	474,359
Wells Fargo & Co.	193,144	11,718,046
XL Group, Ltd.	12,627	443,965
Zions Bancorporation	7,446	378,480

		136,335,804

Health Care — 12.5%
Abbott Laboratories	83,683	4,775,789
AbbVie, Inc.	71,634	6,927,724
Aetna, Inc.	13,737	2,478,017
Agilent Technologies, Inc.	12,235	819,378
Alexion Pharmaceuticals, Inc.*	10,659	1,274,710

See Notes to Financial Statements.	205

EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Align Technology, Inc.*	2,249	$499,705
Amgen, Inc.	33,367	5,802,521
Anthem, Inc.	11,135	2,505,486
Baxter International, Inc.	21,452	1,386,657
Becton, Dickinson and Co.Δ	12,993	2,781,252
Biogen, Inc.*	9,740	3,102,872
Boston Scientific Corporation*	55,711	1,381,076
Bristol-Myers Squibb Co.	91,207	5,589,165
Cardinal Health, Inc.	27,527	1,686,579
Celgene Corporation*	39,390	4,110,740
Centene Corporation*	8,263	833,571
Cerner Corporation*	13,126	884,561
Cigna Corporation	11,444	2,324,162
Cooper Cos., Inc. (The)	1,862	405,693
Danaher Corporation	26,332	2,444,136
DaVita, Inc.*	8,768	633,488
DENTSPLY SIRONA, Inc.	10,241	674,165
Edwards Lifesciences Corporation*	10,109	1,139,385
Eli Lilly & Co.	66,359	5,604,681
Envision Healthcare Corporation*	5,777	199,653
Express Scripts Holding Co.*	26,837	2,003,114
Gilead Sciences, Inc.	57,503	4,119,515
HCA Healthcare, Inc.*	12,602	1,106,960
Henry Schein, Inc.*	6,600	461,208
Hologic, Inc.*	11,305	483,289
Humana, Inc.	6,634	1,645,696
IDEXX Laboratories, Inc.*	4,626	723,414
Illumina, Inc.*	5,753	1,256,973
Incyte Corporation*	6,861	649,805
Intuitive Surgical, Inc.*	5,733	2,092,201
IQVIA Holdings, Inc.*	6,151	602,183
Johnson & Johnson	120,500	16,836,260
Laboratory Corporation of America Holdings*	7,436	1,186,116
McKesson Corporation	13,930	2,172,384
Mettler-Toledo International, Inc.*	1,034	640,584
Patterson Cos., Inc.Δ	3,194	115,399
PerkinElmer, Inc.	4,105	300,158
Quest Diagnostics, Inc.	9,445	930,238
Regeneron Pharmaceuticals, Inc.*	5,159	1,939,578
ResMed, Inc.Δ	5,693	482,140
Stryker Corporation	14,905	2,307,890
Thermo Fisher Scientific, Inc.	16,321	3,099,032
UnitedHealth Group, Inc.	42,543	9,379,030
Universal Health Services, Inc. Class B	4,474	507,128
Varian Medical Systems, Inc.*	3,565	396,250
Vertex Pharmaceuticals, Inc.*	11,963	1,792,775
Waters Corporation*	3,363	649,698
Zimmer Biomet Holdings, Inc.	8,770	1,058,276
Zoetis, Inc.	44,839	3,230,202

		122,432,662

Industrials — 9.2%
3M Co.	25,449	5,989,931
Acuity Brands, Inc.Δ	1,643	289,168
Alaska Air Group, Inc.Δ	5,031	369,829
American Airlines Group, Inc.	21,202	1,103,140

	Shares	Value
AMETEK, Inc.	8,745	$633,750
Arconic, Inc.	16,474	448,916
Boeing Co. (The)	23,761	7,007,357
C.H. Robinson Worldwide, Inc.	5,208	463,981
Caterpillar, Inc.	22,730	3,581,793
Cintas CorporationΔ	3,159	492,267
CSX Corporation	35,484	1,951,975
Cummins, Inc.	5,861	1,035,287
Deere & Co.	11,036	1,727,244
Delta Air Lines, Inc.	31,735	1,777,160
Dover Corporation	5,776	583,318
Emerson Electric Co.	23,868	1,663,361
Equifax, Inc.	5,167	609,293
Expeditors International of Washington, Inc.	6,818	441,056
Fastenal Co.	10,759	588,410
FedEx Corporation	9,248	2,307,746
Flowserve Corporation	4,858	204,668
Fluor Corporation	5,110	263,932
Fortive Corporation	11,111	803,881
Fortune Brands Home & Security, Inc.	5,687	389,218
General Dynamics Corporation	10,988	2,235,509
General Electric Co.	365,050	6,370,122
Harris Corporation	4,630	655,839
Honeywell International, Inc.	32,545	4,991,101
IHS Markit, Ltd.*	13,436	606,635
Illinois ToolWorks, Inc.	12,023	2,006,038
J.B. Hunt Transport Services, Inc.	3,269	375,870
Jacobs Engineering Group, Inc.	4,647	306,516
Kansas City Southern	4,046	425,720
L3 Technologies, Inc.	2,814	556,750
Lockheed Martin Corporation	10,809	3,470,229
Masco Corporation	12,522	550,217
Norfolk Southern Corporation	12,103	1,753,725
Northrop Grumman Corporation	6,945	2,131,490
PACCAR, Inc.	12,988	923,187
Parker-Hannifin Corporation	5,009	999,696
Quanta Services, Inc.*	5,431	212,406
Raytheon Co.	11,609	2,180,751
Republic Services, Inc.	10,528	711,798
Robert Half International, Inc.	4,920	273,257
Rockwell Automation, Inc.	4,778	938,160
Rockwell Collins, Inc.	5,668	768,694
Roper Technologies, Inc.	4,043	1,047,137
Snap-on, Inc.Δ	2,136	372,305
Southwest Airlines Co.	25,802	1,688,741
Stanley Black & Decker, Inc.	5,530	938,386
Stericycle, Inc.*	3,095	210,429
Textron, Inc.	9,853	557,581
TransDigm Group, Inc.Δ	1,980	543,748
Union Pacific Corporation	34,517	4,628,730
United Continental Holdings, Inc.*	12,532	844,657
United Parcel Service, Inc. Class B	26,728	3,184,641
United Rentals, Inc.*	3,295	566,443
United Technologies Corporation	29,379	3,747,879
Verisk Analytics, Inc.*	6,962	668,352
W.W. Grainger, Inc.	2,114	499,432

206	See Notes to Financial Statements.

	Shares	Value
Waste Management, Inc.	18,003	$1,553,659
Xylem, Inc.	6,524	444,937

		89,667,448

Information Technology — 22.1%
Activision Blizzard, Inc.	30,256	1,915,810
Adobe Systems, Inc.*	21,069	3,692,132
Advanced Micro Devices, Inc.*Δ	29,779	306,128
Akamai Technologies, Inc.*	6,606	429,654
Alliance Data Systems Corporation	2,399	608,099
Alphabet, Inc. Class A*	11,495	12,108,833
Alphabet, Inc. Class C*	13,205	13,817,712
Amphenol Corporation Class A	11,410	1,001,798
Analog Devices, Inc.	14,340	1,276,690
ANSYS, Inc.*	3,168	467,565
Apple, Inc.	214,671	36,328,773
Applied Materials, Inc.	42,064	2,150,312
Autodesk, Inc.*	8,418	882,459
Automatic Data Processing, Inc.	19,488	2,283,799
CA, Inc.	15,066	501,396
Cadence Design Systems, Inc.*	11,000	460,020
Cisco Systems, Inc.	207,134	7,933,232
Citrix Systems, Inc.*	6,597	580,536
Cognizant Technology Solutions Corporation Class A	24,536	1,742,547
Corning, Inc.	39,819	1,273,810
CSRA, Inc.	4,813	144,005
DXC Technology Co.	11,080	1,051,492
eBay, Inc.*	39,141	1,477,181
Electronic Arts, Inc.*	12,894	1,354,644
F5 Networks, Inc.*	2,480	325,426
Facebook, Inc. Class A*	97,496	17,204,144
Fidelity National Information Services, Inc.	13,923	1,310,015
Fiserv, Inc.*	9,072	1,189,611
FLIR Systems, Inc.	5,180	241,492
Gartner, Inc.*	3,738	460,335
Global Payments, Inc.	6,298	631,312
Hewlett Packard Enterprise Co.	71,981	1,033,647
HP, Inc.	76,485	1,606,950
Intel Corporation	198,349	9,155,790
International Business Machines Corporation	37,622	5,771,967
Intuit, Inc.	10,186	1,607,147
Juniper Networks, Inc.	15,019	428,042
KLA-Tencor Corporation	5,691	597,953
Lam Research Corporation	6,401	1,178,232
MasterCard, Inc. Class A	40,518	6,132,805
Microchip Technology, Inc.Δ	8,808	774,047
Micron Technology, Inc.*	44,279	1,820,752
Microsoft Corporation	322,078	27,550,552
Motorola Solutions, Inc.	7,482	675,924
NetApp, Inc.	13,528	748,369
NVIDIA Corporation	24,107	4,664,705
Oracle Corporation	127,291	6,018,318
Paychex, Inc.	13,864	943,861
PayPal Holdings, Inc.*	47,900	3,526,398
Qorvo, Inc.*Δ	4,807	320,146
QUALCOMM, Inc.	62,704	4,014,310

	Shares	Value
Red Hat, Inc.*	7,540	$905,554
salesforce.com, Inc.*	29,161	2,981,129
Skyworks Solutions, Inc.	6,957	660,567
Symantec Corporation	25,974	728,830
Synopsys, Inc.*	5,492	468,138
Texas Instruments, Inc.	40,373	4,216,556
Total System Services, Inc.	6,366	503,487
VeriSign, Inc.*Δ	3,542	405,346
Visa, Inc. Class AΔ	79,198	9,030,156
Western Digital Corporation	12,943	1,029,357
Western Union Co. (The)	21,787	414,171
Xerox Corporation	11,464	334,176
Xilinx, Inc.	9,444	636,714

		216,035,058

Materials — 2.9%
Air Products & Chemicals, Inc.	10,593	1,738,100
Albemarle Corporation	5,038	644,310
Avery Dennison Corporation	3,272	375,822
Ball Corporation	10,346	391,596
CF Industries Holdings, Inc.	10,281	437,354
DowDuPont, Inc.	99,454	7,083,114
Eastman Chemical Co.	7,141	661,542
Ecolab, Inc.	14,446	1,938,364
FMC Corporation	5,397	510,880
Freeport-McMoRan, Inc.*	54,122	1,026,153
International Flavors & Fragrances, Inc.	3,799	579,765
International Paper Co.Δ	16,786	972,581
Martin Marietta Materials, Inc.	2,361	521,875
Monsanto Co.	20,554	2,400,296
Mosaic Co. (The)	16,259	417,206
Newmont Mining Corporation	23,284	873,616
Nucor Corporation	11,797	750,053
Packaging Corporation of America	3,120	376,116
PPG Industries, Inc.	12,109	1,414,573
Praxair, Inc.	13,550	2,095,914
Sealed Air CorporationΔ	10,710	528,003
Sherwin-Williams Co. (The)	3,388	1,389,216
Vulcan Materials Co.	4,979	639,154
WestRock Co.	9,470	598,599

		28,364,202

Real Estate — 2.7%
Alexandria Real Estate Equities, Inc. REIT	3,214	419,716
American Tower Corporation REIT	16,945	2,417,543
Apartment Investment & Management
Co. Class A REIT	5,951	260,118
AvalonBay Communities, Inc. REIT	5,872	1,047,623
Boston Properties, Inc. REIT	5,686	739,351
CBRE Group, Inc. Class A*	10,731	464,760
Crown Castle International Corporation REIT	17,114	1,899,825
Digital Realty Trust, Inc. REIT	7,642	870,424
Duke Realty Corporation REIT	8,002	217,734
Equinix, Inc. REIT	3,607	1,634,764
Equity Residential REIT	13,641	869,887
Essex Property Trust, Inc. REIT	2,756	665,216

See Notes to Financial Statements.	207

EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Extra Space Storage, Inc. REIT	4,684	$409,616
Federal Realty Investment Trust REIT	2,600	345,306
GGP, Inc. REIT	26,486	619,508
HCP, Inc. REIT	20,825	543,116
Host Hotels & Resorts, Inc. REIT	27,531	546,490
Iron Mountain, Inc. REIT	8,763	330,628
Kimco Realty Corporation REIT	15,470	280,780
Macerich Co. (The) REIT	4,614	303,047
Mid-America Apartment Communities, Inc. REIT	4,060	408,274
Prologis, Inc. REIT	20,574	1,327,229
Public Storage REIT	6,469	1,352,021
Realty Income Corporation REITΔ	10,378	591,754
Regency Centers Corporation REIT	4,321	298,927
SBA Communications Corporation REIT*	4,700	767,792
Simon Property Group, Inc. REITΔ	13,751	2,361,597
SL Green Realty Corporation REIT	3,720	375,460
UDR, Inc. REIT	11,107	427,842
Ventas, Inc. REIT	15,238	914,432
Vornado Realty Trust REIT	6,562	513,017
Welltower, Inc. REITΔ	16,760	1,068,785
Weyerhaeuser Co. REIT	29,262	1,031,778

		26,324,360

Telecommunication Services — 2.0%
AT&T, Inc.	255,134	9,919,610
CenturyLink, Inc.	51,057	851,631
Verizon Communications, Inc.	167,679	8,875,249

		19,646,490

Utilities — 3.1%
AES Corporation	24,428	264,555
Alliant Energy CorporationΔ	6,500	276,965
Ameren Corporation	9,053	534,036
American Electric Power Co., Inc.	22,632	1,665,036
AmericanWater Works Co., Inc.	8,825	807,399
CenterPoint Energy, Inc.	17,352	492,103
CMS Energy Corporation	10,396	491,731
Consolidated Edison, Inc.	13,128	1,115,224
Dominion Energy, Inc.	29,917	2,425,072
DTE Energy Co.	9,262	1,013,819
Duke Energy Corporation	33,572	2,823,741
Edison International	14,723	931,083
Entergy Corporation	9,511	774,100
Eversource Energy	11,754	742,618
Exelon Corporation	42,619	1,679,615
FirstEnergy Corporation	24,029	735,768
NextEra Energy, Inc.	23,020	3,595,494
NiSource, Inc.	23,079	592,438
NRG Energy, Inc.	11,763	335,010
PG&E Corporation	22,213	995,809
PinnacleWest Capital Corporation	4,108	349,919
PPL Corporation	26,453	818,720

	Shares	Value
Public Service Enterprise Group, Inc.	20,147	$1,037,570
SCANA Corporation	5,221	207,691
Sempra Energy	11,379	1,216,643
Southern Co. (The)	49,020	2,357,372
WEC Energy Group, Inc.	18,016	1,196,803
Xcel Energy, Inc.Δ	21,338	1,026,571

		30,502,905

Total Common Stocks (Cost $563,084,281)		907,771,541

FOREIGN COMMON STOCKS — 3.6%
Curacao — 0.4%
Schlumberger, Ltd.	63,085	4,251,298

Ireland — 1.5%
Accenture PLC Class A	26,318	4,029,023
Allegion PLC	3,479	276,789
Eaton Corporation PLC	17,773	1,404,245
Ingersoll-Rand PLC	9,510	848,197
Johnson Controls International PLC	37,810	1,440,939
Medtronic PLC	59,491	4,803,898
Pentair PLC	6,692	472,589
Seagate Technology PLCΔ	16,681	697,933
Willis Towers Watson PLC	6,037	909,716

		14,883,329

Jersey — 0.1%
Aptiv PLC	10,057	853,135

Netherlands — 0.3%
LyondellBasell Industries NV Class A	13,989	1,543,266
Mylan NV*	42,790	1,810,445

		3,353,711

Singapore — 0.5%
Broadcom, Ltd.	16,977	4,361,391

Switzerland — 0.5%
Chubb, Ltd.	23,356	3,413,013
Garmin, Ltd.Δ	4,430	263,895
TE Connectivity, Ltd.	13,229	1,257,284

		4,934,192

United Kingdom — 0.3%
Aon PLC	11,629	1,558,286
Nielsen Holdings PLCΔ	15,059	548,148
TechnipFMC PLC	23,072	722,384

		2,828,818

Total Foreign Common Stocks (Cost $27,157,325)		35,465,874

MONEY MARKET FUNDS — 3.4%
GuideStone Money Market Fund (Investor Class)¥	32,456,840	32,456,840

208	See Notes to Financial Statements.

	Shares	Value
Northern Institutional Liquid Assets Portfolio§	786,737	$786,737

Total Money Market Funds (Cost $33,243,577)		33,243,577

	Par
U.S. TREASURY OBLIGATION — 0.1%
U.S. Treasury Bill 1.42%, 06/07/18Ω‡‡ (Cost $894,466)	$900,000	894,296

TOTAL INVESTMENTS — 99.9% (Cost $624,379,649)		977,375,288
Other Assets in Excess of Liabilities — 0.1%		671,588

NET ASSETS — 100.0%		$978,046,876

Futures Contracts outstanding at December 31, 2017:

Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Counter- party	Value and Unrealized Appreciation (Depreciation)
S&P 500® E-Mini	03/2018	238	$31,844,400	GSC	$232,690

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2017, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$907,771,541	$907,771,541	$—	$—
Foreign Common Stocks	35,465,874	35,465,874	—	—
Money Market Funds	33,243,577	33,243,577	—	—
U.S. Treasury Obligation	894,296	—	894,296	—

Total Assets - Investments in Securities	$977,375,288	$976,480,992	$894,296	$—

Other Financial Instruments***
Future Contracts	$232,690	$232,690	$—	$—

Total Assets - Other Financial Instruments	$232,690	$232,690	$—	$—

***Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding “Futures Contracts outstanding” disclosure.

There were no transfers between Level 1, Level 2 and Level 3 during the period ended December 31, 2017.

See Notes to Financial Statements.	209

Value Equity Fund (Unaudited)

The Fund invested in a diversified portfolio of large and medium-sized U.S. companies whose stocks were considered to be attractive from a valuation perspective. The Investor Class of the Fund outperformed its benchmark, the Russell 1000® Value Index, for the one-year period ended December 31, 2017 (15.25% versus 13.66%). Large cap value stocks posted double digit positive returns during a period where the market rewarded lower dividend yielding and higher quality names within the index. Overweight exposure and security selection within the technology sector added value during the year, while security selection within the financial services and consumer discretionary sectors also contributed to benchmark relative performance for the period. Security selection within producer durables and consumer staples detracted some value during the year.

In 2017, exchange listed equity index futures contracts were utilized to provide market exposure to the cash positions held in the Fund. Overall, derivative exposure had a slight positive impact on Fund performance for the year.

This Fund may be suitable for investors who seek higher, long-term rates of return, can accept significant short-term fluctuations in account value and want to diversify their portfolio by adding a potentially higher return, higher risk option of value equities. This Fund is subject to value investing risk. This involves the risk that an investment in companies whose securities are believed to be undervalued, relative to their underlying profitability, will not appreciate in value as anticipated. It is possible to lose money by investing in the Fund.

At December 31, 2017, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

%
Financials	24.1
Health Care	11.7
Information Technology	11.5
Energy	8.8
Consumer Discretionary	8.6
Industrials	7.9
Foreign Common Stocks	7.7
Consumer Staples	5.7
Materials	3.4
Telecommunication Services	3.3
Utilities	3.1
Money Market Funds	2.8
Real Estate	1.7
U.S. Treasury Obligation	0.1

100.4

210	See Notes to Financial Statements.

Value Equity Fund (Unaudited)

Average Annual Total Returns as of 12/31/17
	Institutional Class	Investor Class*	Benchmark**
One Year	15.54%	15.25%	13.66%
Five Year	13.86%	13.57%	14.03%
Ten Year	7.05%	6.81%	7.10%
Since Inception	7.15%	6.88%	7.40%
Inception Date	08/27/01	08/27/01
Total Fund Operating Expenses (May 1, 2017 Prospectus as amended July 1, 2017)(1)	0.59%	0.86%

(1)Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2007 to December 31, 2017, with all dividends and capital gains reinvested, with the Russell 1000® Value Index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

See Notes to Financial Statements.	211

VALUE EQUITY FUND SCHEDULE OF INVESTMENTS	December 31, 2017

	Shares	Value
COMMON STOCKS — 89.8%
Consumer Discretionary — 8.6%
Aaron’s, Inc.	27,460	$1,094,281
AMC Networks, Inc. Class A*Δ	19,526	1,055,966
American Eagle Outfitters, Inc.	75,851	1,425,999
Best Buy Co., Inc.	10,385	711,061
Brunswick Corporation	9,997	552,034
Carnival Corporation	32,898	2,183,440
Charter Communications, Inc. Class A*	2,551	857,034
Comcast Corporation Class A	526,183	21,073,629
Dana, Inc.	359,243	11,499,368
DISH Network Corporation Class A*	773	36,911
Dollar General Corporation	138,600	12,891,186
Ford Motor Co.	104,691	1,307,591
General Motors Co.	172,028	7,051,428
John Wiley & Sons, Inc. Class A	22,303	1,466,422
Lear Corporation	25,338	4,476,211
Lennar Corporation Class AΔ	160,251	10,134,273
Lennar Corporation Class B	3,259	168,425
Lowe’s Cos., Inc.	159,900	14,861,106
Michael Kors Holdings, Ltd.*	33,715	2,122,359
News Corporation Class A	163,052	2,643,073
Office Depot, Inc.	221,209	783,080
PulteGroup, Inc.Δ	136,016	4,522,532
Tapestry, Inc.	124,393	5,501,902
Target CorporationΔ	16,119	1,051,765
Tenneco, Inc.	45,842	2,683,591
TimeWarner, Inc.	22,458	2,054,233
Twenty-First Century Fox, Inc. Class A	401,403	13,860,446
Twenty-First Century Fox, Inc. Class B	23,442	799,841
Visteon Corporation*	4,668	584,154
Walt Disney Co. (The)	14,810	1,592,223

		131,045,564

Consumer Staples — 5.7%
Archer-Daniels-Midland Co.	13,922	557,994
Bunge, Ltd.	25,648	1,720,468
Coca-Cola Co. (The)	39,583	1,816,068
Colgate-Palmolive Co.	26,729	2,016,703
CVS Health Corporation	182,699	13,245,677
General Mills, Inc.Δ	8,354	495,309
Hershey Co. (The)	38,870	4,412,134
Ingredion, Inc.	44,294	6,192,301
Kimberly-Clark Corporation	4,174	503,635
Kraft Heinz Co. (The)	24,139	1,877,049
Kroger Co. (The)	17,815	489,022
Mondelez International, Inc. Class A	45,733	1,957,372
Nu Skin Enterprises, Inc. Class A	39,707	2,709,209
PepsiCo, Inc.	125,529	15,053,438
Pilgrim’s Pride Corporation*Δ	36,450	1,132,137
Procter & Gamble Co. (The)	155,662	14,302,224
Sanderson Farms, Inc.Δ	15,661	2,173,433
US Foods Holding Corporation*	72,941	2,329,006
Walgreens Boots Alliance, Inc.	22,290	1,618,700

	Shares	Value
Wal-Mart Stores, Inc.	125,262	$12,369,622

		86,971,501

Energy — 8.8%
Anadarko Petroleum Corporation	15,980	857,167
Andeavor	30,544	3,492,401
Baker Hughes a GE Co.	234,000	7,403,760
Chevron Corporation	215,666	26,999,227
ConocoPhillips	331,163	18,177,537
EOG Resources, Inc.	15,036	1,622,535
Exxon Mobil Corporation	293,476	24,546,333
Halliburton Co.	9,436	461,137
Kinder Morgan, Inc.	62,289	1,125,562
Marathon Petroleum Corporation	91,894	6,063,166
Newfield Exploration Co.*	114,000	3,594,420
Occidental Petroleum Corporation	222,553	16,393,254
PBF Energy, Inc. Class AΔ	43,107	1,528,143
Phillips 66	94,951	9,604,294
Pioneer Natural Resources Co.	4,778	825,877
QEP Resources, Inc.*	29,648	283,731
Southwestern Energy Co.*	283,275	1,580,674
Valero Energy Corporation	94,201	8,658,014
World Fuel Services Corporation	36,318	1,021,989

		134,239,221

Financials — 24.1%
Aflac, Inc.	35,602	3,125,144
Allstate Corporation (The)	75,814	7,938,484
Ally Financial, Inc.	135,199	3,942,403
American Express Co.	165,532	16,438,983
American International Group, Inc.	285,510	17,010,686
Ameriprise Financial, Inc.	20,322	3,443,969
Assured Guaranty, Ltd.	70,590	2,390,883
Bank of America Corporation	1,227,313	36,230,280
Bank of New York Mellon Corporation (The)	28,220	1,519,929
BB&T Corporation	21,205	1,054,313
Berkshire Hathaway, Inc. Class B*	56,249	11,149,677
BlackRock, Inc.	3,611	1,855,007
Brighthouse Financial, Inc.*	2,230	130,767
Capital One Financial Corporation	13,686	1,362,852
Charles Schwab Corporation (The)	7,924	407,056
Citigroup, Inc.	389,730	28,999,809
Citizens Financial Group, Inc.	149,644	6,282,055
CME Group, Inc.	10,271	1,500,080
CNO Financial Group, Inc.Δ	131,413	3,244,587
Comerica, Inc.	23,535	2,043,073
Discover Financial Services	38,539	2,964,420
E*TRADE Financial Corporation*	19,680	975,538
Essent Group, Ltd.*	13,345	579,440
Franklin Resources, Inc.	7,451	322,852
Goldman Sachs Group, Inc. (The)	10,757	2,740,453
Hartford Financial Services Group, Inc. (The)	179,275	10,089,597
Intercontinental Exchange, Inc.	150,554	10,623,090
Invesco, Ltd.	123,400	4,509,036
JPMorgan Chase & Co.	469,638	50,223,088

212	See Notes to Financial Statements.

	Shares	Value
Lazard, Ltd. Class A	72,092	$3,784,830
Leucadia National Corporation	146,743	3,887,222
Lincoln National Corporation	68,620	5,274,819
LPL Financial Holdings, Inc.	32,864	1,877,849
MetLife, Inc.	83,009	4,196,935
MGIC Investment Corporation*	149,805	2,113,749
Morgan Stanley	86,431	4,535,035
Navient Corporation	106,241	1,415,130
New York Community Bancorp, Inc.	293,200	3,817,464
PNC Financial Services Group, Inc. (The)	13,405	1,934,207
Prudential Financial, Inc.	75,470	8,677,541
Radian Group, Inc.	68,197	1,405,540
Reinsurance Group of America, Inc.	34,601	5,395,334
S&P Global, Inc.	33,198	5,623,741
SEI Investments Co.	30,976	2,225,935
State Street Corporation	96,577	9,426,881
Synchrony Financial	164,289	6,343,198
Synovus Financial Corporation	89,560	4,293,506
TCF Financial Corporation	15,323	314,121
Travelers Cos., Inc. (The)	9,612	1,303,772
U.S. Bancorp	47,105	2,523,886
Unum Group	72,303	3,968,712
Voya Financial, Inc.	90,403	4,472,236
Wells Fargo & Co.	429,581	26,062,679
XL Group, Ltd.	301,100	10,586,676
Zions Bancorporation	171,700	8,727,511

		367,286,060

Health Care — 11.7%
Abbott Laboratories	70,686	4,034,050
Aetna, Inc.	7,453	1,344,447
Agilent Technologies, Inc.	59,270	3,969,312
Alexion Pharmaceuticals, Inc.*	3,145	376,111
Amgen, Inc.	19,929	3,465,653
Anthem, Inc.	50,074	11,267,151
Baxter International, Inc.	118,523	7,661,327
Biogen, Inc.*	2,216	705,951
Bristol-Myers Squibb Co.	142,520	8,733,626
Bruker Corporation	42,695	1,465,292
Cardinal Health, Inc.	282,200	17,290,394
Catalent, Inc.*	31,807	1,306,632
Centene Corporation*	52,400	5,286,112
Cigna Corporation	20,849	4,234,223
Danaher Corporation	22,347	2,074,248
Eli Lilly & Co.	60,064	5,073,005
Exelixis, Inc.*	45,934	1,396,394
Express Scripts Holding Co.*	182,775	13,642,326
Gilead Sciences, Inc.	173,253	12,411,845
Haemonetics Corporation*	22,704	1,318,648
HCA Healthcare, Inc.*	11,675	1,025,532
Humana, Inc.	15,773	3,912,808
Impax Laboratories, Inc.*	142,200	2,367,630
Johnson & Johnson	284,756	39,786,108
Ligand Pharmaceuticals, Inc.Δ*	7,911	1,083,253
McKesson Corporation	11,360	1,771,592
Molina Healthcare, Inc.*	31,000	2,377,080
Thermo Fisher Scientific, Inc.	7,062	1,340,933

	Shares	Value
UnitedHealth Group, Inc.	47,800	$10,537,988
Vertex Pharmaceuticals, Inc.*	10,017	1,501,148
Zoetis, Inc.	77,530	5,585,261

		178,346,080

Industrials — 7.9%
Caterpillar, Inc.	693	109,203
CSX Corporation	2,379	130,869
Cummins, Inc.	26,122	4,614,190
Delta Air Lines, Inc.	131,783	7,379,848
Emerson Electric Co.	15,206	1,059,706
General Dynamics Corporation	38,627	7,858,663
General Electric Co.	1,223,386	21,348,086
Honeywell International, Inc.	11,465	1,758,272
Huntington Ingalls Industries, Inc.	5,548	1,307,664
Lockheed Martin Corporation	2,178	699,247
ManpowerGroup, Inc.	21,121	2,663,569
Masco Corporation	51,777	2,275,081
Norfolk Southern Corporation	46,654	6,760,165
Old Dominion Freight Line, Inc.	16,888	2,221,616
Oshkosh Corporation	21,518	1,955,771
Owens Corning	43,408	3,990,932
Quanta Services, Inc.*	61,990	2,424,429
Raytheon Co.	6,390	1,200,362
Ryder System, Inc.	57,407	4,831,947
Southwest Airlines Co.	65,965	4,317,409
Spirit AeroSystems Holdings, Inc. Class A	36,018	3,142,570
Terex CorporationΔ	165,060	7,959,193
Textron, Inc.	237,803	13,457,272
Union Pacific Corporation	2,250	301,725
United Technologies Corporation	130,761	16,681,181
Waste Management, Inc.	3,656	315,513

		120,764,483

Information Technology — 11.5%
Advanced Energy Industries, Inc.*	13,317	898,631
Amkor Technology, Inc.*	93,364	938,308
Applied Materials, Inc.	63,710	3,256,855
Aspen Technology, Inc.*	57,685	3,818,747
Cadence Design Systems, Inc.*	87,680	3,666,778
Cisco Systems, Inc.	473,200	18,123,560
Citrix Systems, Inc.*	13,499	1,187,912
Corning, Inc.	330,217	10,563,642
Cypress Semiconductor CorporationΔ	661,800	10,085,832
eBay, Inc.*	29,016	1,095,064
First Data Corporation Class A*	316,900	5,295,399
Hewlett Packard Enterprise Co.	50,474	724,807
HP, Inc.	53,325	1,120,358
Intel Corporation	236,997	10,939,781
International Business Machines Corporation	9,466	1,452,274
Intuit, Inc.	16,596	2,618,517
Jabil, Inc.	76,596	2,010,645
Lam Research Corporation	5,420	997,659
Micron Technology, Inc.*	49,783	2,047,077
Microsoft Corporation	296,137	25,331,559
ON Semiconductor Corporation*	286,123	5,991,416

See Notes to Financial Statements.	213

VALUE EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Oracle Corporation	365,895	$17,299,516
QUALCOMM, Inc.	197,365	12,635,307
Synopsys, Inc.*	43,580	3,714,759
Texas Instruments, Inc.	104,200	10,882,648
VeriSign, Inc.Δ*	46,749	5,349,955
Vishay Intertechnology, Inc.Δ	169,304	3,513,058
Western Digital Corporation	126,754	10,080,746

		175,640,810

Materials — 3.4%
Air Products & Chemicals, Inc.	89,455	14,677,776
Alcoa Corporation*	33,062	1,781,050
Cabot Corporation	40,393	2,487,805
Celanese Corporation Series A	17,074	1,828,284
Chemours Co. (The)	30,064	1,505,004
Domtar Corporation	3,706	183,521
DowDuPont, Inc.	254,198	18,103,982
Freeport-McMoRan, Inc.*	374,731	7,104,900
Louisiana-Pacific Corporation*	63,736	1,673,707
PPG Industries, Inc.	443	51,751
Praxair, Inc.	1,107	171,231
Trinseo SA	30,530	2,216,478

		51,785,489

Real Estate — 1.7%
CBRE Group, Inc. Class A*	139,778	6,053,785
Equity Residential REIT	8,784	560,156
Hospitality Properties Trust REIT	102,504	3,059,744
Jones Lang LaSalle, Inc.	74,090	11,034,224
Liberty Property Trust REIT	10,316	443,691
Park Hotels & Resorts, Inc. REIT	79,289	2,279,559
Realogy Holdings CorporationΔ	21,230	562,595
Ryman Hospitality Properties, Inc. REIT	30,981	2,138,309
Simon Property Group, Inc. REITΔ	1,000	171,740

		26,303,803

Telecommunication Services — 3.3%
AT&T, Inc.	615,139	23,916,604
Sprint CorporationΔ*	23,091	136,006
Telephone & Data Systems, Inc.	90,307	2,510,535
T-Mobile US, Inc.*	4,652	295,448
Verizon Communications, Inc.	447,328	23,677,071

		50,535,664

Utilities — 3.1%
AES Corporation	924,214	10,009,238
American Electric Power Co., Inc.	66,901	4,921,907
Dominion Energy, Inc.	22,336	1,810,556
Duke Energy Corporation	23,368	1,965,483
Edison International	13,868	877,012
Entergy Corporation	67,631	5,504,487
Exelon Corporation	29,947	1,180,211
NextEra Energy, Inc.	15,442	2,411,886
PG&E Corporation	17,398	779,952
Portland General Electric Co.	77,742	3,543,480
Public Service Enterprise Group, Inc.	166,561	8,577,892

	Shares	Value
Southern Co. (The)	33,514	$1,611,688
Southwest Gas Holdings, Inc.Δ	37,727	3,036,269

		46,230,061

Total Common Stocks (Cost $1,035,179,321)		1,369,148,736

FOREIGN COMMON STOCKS — 7.7%
Canada — 0.2%
Norbord, Inc.	37,396	1,264,359
Valeant Pharmaceuticals International, Inc.Δ*	80,091	1,664,291

		2,928,650

Curacao — 0.2%
Schlumberger, Ltd.	40,618	2,737,247

France — 0.7%
Sanofi ADR	238,600	10,259,800

Ireland — 3.4%
Adient PLCΔ	56,865	4,475,275
Eaton Corporation PLC	11,646	920,150
Jazz Pharmaceuticals PLC*	9,725	1,309,471
Johnson Controls International PLC	504,295	19,218,682
Mallinckrodt PLCΔ*	45,385	1,023,886
Medtronic PLC	259,541	20,957,936
Pentair PLC	66,864	4,721,936

		52,627,336

Israel — 0.1%
Taro Pharmaceutical Industries, Ltd.*	12,207	1,278,195

Netherlands — 0.6%
Fiat Chrysler Automobiles NVΔ*	71,933	1,283,285
LyondellBasell Industries NV Class A	47,300	5,218,136
Mylan NV*	55,630	2,353,705
NXP Semiconductor NV*	4,622	541,190

		9,396,316

Singapore — 0.3%
Broadcom, Ltd.	16,500	4,238,850

Switzerland — 0.1%
Chubb, Ltd.	16,308	2,383,088

United Kingdom — 2.1%
BP PLC ADR	338,300	14,218,749
GlaxoSmithKline PLC ADRΔ	235,200	8,342,544
Nielsen Holdings PLCΔ	216,100	7,866,040
TechnipFMC PLC	50,000	1,565,500

		31,992,833

Total Foreign Common Stocks (Cost $118,417,925)		117,842,315

MONEY MARKET FUNDS — 2.8%
GuideStone Money Market Fund (Investor Class)¥	35,766,270	35,766,270

214	See Notes to Financial Statements.

	Shares	Value
Northern Institutional Liquid Assets Portfolio§	7,162,311	$ 7,162,311
Total Money Market Funds (Cost $42,928,581)		42,928,581

	Par
U.S. TREASURY OBLIGATION — 0.1%
U.S. Treasury Bill 1.42%, 06/07/18Ω‡‡ (Cost $1,788,932)	$1,800,000	1,788,593
TOTAL INVESTMENTS — 100.4% (Cost $1,198,314,759)		1,531,708,225
Liabilities in Excess of Other Assets — (0.4)%		(6,031,771)
NET ASSETS — 100.0%		$1,525,676,454

Futures Contracts outstanding at December 31, 2017:

Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Counter- party	Value and Unrealized Appreciation (Depreciation)
S&P 500® E-Mini	03/2018	297	$39,738,600	GSC	$421,192

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2017, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$1,369,148,736	$1,369,148,736	$—	$—
Foreign Common Stocks	117,842,315	117,842,315	—	—
Money Market Funds	42,928,581	42,928,581	—	—
U.S. Treasury Obligation	1,788,593	—	1,788,593	—

Total Assets - Investments in Securities	$1,531,708,225	$1,529,919,632	$1,788,593	$—

Other Financial Instruments***
Futures Contracts	$421,192	$421,192	$—	$—

Total Assets - Other Financial Instruments	$421,192	$421,192	$—	$—

***Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding “Futures Contracts outstanding” disclosure.

There were no transfers between Level 1, Level 2 and Level 3 during the year ended December 31, 2017.

See Notes to Financial Statements.	215

Growth Equity Fund (Unaudited)

The Fund invested in a diversified portfolio of large and medium-sized U.S. companies whose stocks were considered to have above average potential for growth in revenue and earnings. The Investor Class of the Fund outperformed its benchmark, the Russell 1000® Growth Index, for the one-year period ended December 31, 2017 (32.06% versus 30.21%). Large cap growth stocks continued to dominate market performance as the market rewarded stocks with higher price-to-earnings (PE) ratios, higher growth and lower dividend yielding names within the index. Overweight exposure to these areas benefitted benchmark-relative performance for the year. Security selection within the technology, financial services and consumer staples sectors also contributed to benchmark-relative returns during the year.

In 2017, exchange listed equity index futures contracts were utilized to provide market exposure to the cash positions held in the Fund. Overall, derivative exposure had a slight positive impact on Fund performance for the year.

This Fund may be suitable for investors who seek high, long-term rates of return, can accept significant short-term fluctuations in account value, want to invest in growth-oriented equities and would like to diversify their portfolio by adding a potentially higher return, higher risk option of equities. The Fund will not concentrate in any particular industry, but at times, it may be heavily invested in a particular economic sector. This may result in greater short-term price volatility. It is possible to lose money by investing in the Fund.

At December 31, 2017, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

%
Information Technology	38.4
Health Care	14.9
Consumer Discretionary	13.5
Consumer Staples	7.3
Industrials	7.1
Foreign Common Stocks	6.5
Financials	4.6
Money Market Funds	4.0
Energy	2.1
Materials	1.9
Real Estate	0.7
U.S. Treasury Obligation	0.1

101.1

216	See Notes to Financial Statements.

Growth Equity Fund (Unaudited)

Average Annual Total Returns as of 12/31/17
	Institutional Class	Investor Class*	Benchmark**
One Year	32.43%	32.06%	30.21%
Five Year	15.52%	15.24%	17.32%
Ten Year	8.42%	8.21%	9.99%
Since Inception	6.67%	6.52%	7.48%
Inception Date	08/27/01	08/27/01
Total Fund Operating Expenses (May 1, 2017 Prospectus as amended July 1, 2017)(1)	0.73%	0.99%

(1)Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2007 to December 31, 2017, with all dividends and capital gains reinvested, with the Russell 1000® Growth Index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

See Notes to Financial Statements.	217

GROWTH EQUITY FUND SCHEDULE OF INVESTMENTS	December 31, 2017

	Shares	Value
COMMON STOCKS — 90.5%
Consumer Discretionary — 13.5%
Amazon.com, Inc.*	86,500	$101,159,155
Charter Communications, Inc. Class A*	21,232	7,133,103
Chipotle Mexican Grill, Inc.*Δ	20,742	5,995,060
Comcast Corporation Class A	308,310	12,347,816
Home Depot, Inc. (The)	79,280	15,025,938
Netflix, Inc.*	81,129	15,573,523
Priceline Group, Inc. (The)*	11,213	19,485,279
Starbucks Corporation	230,722	13,250,364
TJX Cos., Inc. (The)	106,748	8,161,952
Walt Disney Co. (The)	97,980	10,533,830
Yum China Holdings, Inc.	397,265	15,898,545
Yum! Brands, Inc.	124,442	10,155,712

		234,720,277

Consumer Staples — 7.3%
Coca-Cola Co. (The)	553,743	25,405,729
Colgate-Palmolive Co.	102,490	7,732,870
Costco Wholesale Corporation	98,351	18,305,088
CVS Health Corporation	112,380	8,147,550
Estee Lauder Cos., Inc. (The) Class A	92,172	11,727,965
McCormick & Co., Inc. (Non-Voting Shares)	50,194	5,115,271
Monster Beverage Corporation*	534,579	33,833,505
Procter & Gamble Co. (The)	171,741	15,779,563

		126,047,541

Energy — 2.1%
Pioneer Natural Resources Co.	48,920	8,455,822
Schlumberger, Ltd.	423,101	28,512,776

		36,968,598

Financials — 4.6%
American Express Co.	173,432	17,223,532
BlackRock, Inc.	25,530	13,115,016
Charles Schwab Corporation (The)	406,361	20,874,765
FactSet Research Systems, Inc.Δ	49,154	9,474,925
SEI Investments Co.	253,365	18,206,809

		78,895,047

Health Care — 14.9%
Alexion Pharmaceuticals, Inc.*	143,234	17,129,354
Amgen, Inc.	59,902	10,416,958
Biogen, Inc.*	55,530	17,690,192
BioMarin Pharmaceutical, Inc.*	76,516	6,822,932
Celgene Corporation*	137,600	14,359,936
Cerner Corporation*	169,120	11,396,997
Danaher Corporation	126,385	11,731,056
DENTSPLY SIRONA, Inc.	131,510	8,657,303
DexCom, Inc.*Δ	103,199	5,922,591
Edwards Lifesciences Corporation*	110,348	12,437,323
Illumina, Inc.*	46,057	10,062,994
Incyte Corporation*	86,200	8,164,002
Intuitive Surgical, Inc.*	34,133	12,456,497
Johnson & Johnson	59,470	8,309,148
Loxo Oncology, Inc.*Δ	37,852	3,186,381

	Shares	Value
Regeneron Pharmaceuticals, Inc.*	74,117	$27,865,027
Thermo Fisher Scientific, Inc.	101,708	19,312,315
UnitedHealth Group, Inc.	67,350	14,847,981
Varian Medical Systems, Inc.*	117,731	13,085,801
Zoetis, Inc.	354,309	25,524,420

		259,379,208

Industrials — 7.1%
A.O. Smith Corporation	121,495	7,445,214
BWX Technologies, Inc.	86,353	5,223,493
Deere & Co.	103,433	16,188,299
Expeditors International of
Washington, Inc.	264,058	17,081,912
Fortive Corporation	154,325	11,165,414
Honeywell International, Inc.	70,210	10,767,405
Rockwell Collins, Inc.	38,180	5,177,972
Roper Technologies, Inc.	46,782	12,116,538
United Parcel Service, Inc. Class B	192,808	22,973,073
W.W. Grainger, Inc.	38,140	9,010,575
Wabtec CorporationΔ	68,923	5,612,400

		122,762,295

Information Technology — 38.4%
Activision Blizzard, Inc.	102,200	6,471,304
Adobe Systems, Inc.*	231,389	40,548,608
Akamai Technologies, Inc.*	194,740	12,665,890
Alphabet, Inc. Class A*	42,609	44,884,321
Alphabet, Inc. Class C*	43,448	45,463,987
Amphenol Corporation Class A	143,412	12,591,574
Analog Devices, Inc.	29,422	2,619,441
ANSYS, Inc.*	41,904	6,184,611
Apple, Inc.	60,090	10,169,031
Autodesk, Inc.*	187,811	19,688,227
Automatic Data Processing, Inc.	44,116	5,169,954
Cisco Systems, Inc.	614,349	23,529,567
CoStar Group, Inc.*	23,580	7,002,081
eBay, Inc.*	126,340	4,768,072
Electronic Arts, Inc.*	57,805	6,072,993
Facebook, Inc. Class A*	451,824	79,728,863
FleetCor Technologies, Inc.*	52,826	10,165,307
Genpact, Ltd.	269,559	8,555,803
Intuit, Inc.	64,315	10,147,621
Microsoft Corporation	431,214	36,886,045
Oracle Corporation	709,931	33,565,538
Palo Alto Networks, Inc.*Δ	121,077	17,548,900
PayPal Holdings, Inc.*	315,026	23,192,214
QUALCOMM, Inc.	284,026	18,183,344
Red Hat, Inc.*	100,060	12,017,206
salesforce.com, Inc.*	321,107	32,826,769
ServiceNow, Inc.*	131,500	17,146,285
Splunk, Inc.*	198,033	16,405,054
Texas Instruments, Inc.	92,180	9,627,279
TiVo Corporation	7	109
Visa, Inc. Class AΔ	735,924	83,910,054
VMware, Inc. Class A*Δ	72,860	9,130,815

		666,866,867

218	See Notes to Financial Statements.

	Shares	Value
Materials — 1.9%
Ecolab, Inc.	156,514	$21,001,049
Monsanto Co.	49,310	5,758,422
Praxair, Inc.	41,890	6,479,545

		33,239,016

Real Estate — 0.7%
SBA Communications Corporation REIT*	72,304	11,811,581

Total Common Stocks (Cost $1,161,339,100)		1,570,690,430

FOREIGN COMMON STOCKS — 6.5%
China — 4.5%
Alibaba Group Holding, Ltd. ADR*Δ	357,418	61,629,586
Baidu, Inc. ADR*	67,200	15,738,912

		77,368,498

France — 1.1%
Danone SA ADRΔ	1,127,722	18,911,898

Netherlands — 0.3%
NXP Semiconductor NV*	49,534	5,799,936

Switzerland — 0.6%
Novartis AG ADR	128,645	10,801,034

Total Foreign Common Stocks (Cost $76,753,295)		112,881,366

	Shares	Value
MONEY MARKET FUNDS — 4.0%
GuideStone Money Market Fund (Investor Class)¥	51,855,713	$51,855,713
Northern Institutional Liquid Assets Portfolio§	16,381,945	16,381,945

Total Money Market Funds (Cost $68,237,658)		68,237,658

	Par
U.S. TREASURY OBLIGATION — 0.1%
U.S. Treasury Bill 1.42%, 06/07/18Ω‡‡
(Cost $1,987,702)	$2,000,000	1,987,325

TOTAL INVESTMENTS — 101.1% (Cost $1,308,317,755)		1,753,796,779
Liabilities in Excess of Other Assets — (1.1)%		(18,259,743)

NET ASSETS — 100.0%		$1,735,537,036

Futures Contracts outstanding at December 31, 2017:

Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Counterparty	Value and Unrealized Appreciation (Depreciation)
S&P 500® E-Mini	03/2018	366	$48,970,800	GSC	$539,066

See Notes to Financial Statements.	219

GROWTH EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2017, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$1,570,690,430	$1,570,690,430	$—	$—
Foreign Common Stocks	112,881,366	112,881,366	—	—
Money Market Funds	68,237,658	68,237,658	—	—
U.S. Treasury Obligation	1,987,325	—	1,987,325	—

Total Assets - Investments in Securities	$1,753,796,779	$1,751,809,454	$1,987,325	$—

Other Financial Instruments***
Futures Contracts	$539,066	$539,066	$—	$—

Total Assets - Other Financial Instruments	$539,066	$539,066	$—	$—

*** Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding “Futures Contracts outstanding” disclosure.

There were no transfers between Level 1, Level 2 and Level 3 during the year ended December 31, 2017.

220	See Notes to Financial Statements.

Small Cap Equity Fund (Unaudited)

The Fund was comprised of domestic, small-cap stocks with both value- and growth-style orientations. The Investor Class of the Fund underperformed its benchmark, the Russell 2000® Index, for the one-year period ended December 31, 2017 (12.67% versus 14.65%). Small cap growth stocks significantly outperformed small cap value stocks during a year when the market rewarded stocks with higher beta, higher price-to-earnings (PE) ratios, lower dividend yields and higher quality names within the index. The Fund remained diversified across all sectors, with a modest overweight to the producer durables sector and modest underweights to the healthcare and financial services sectors. Underweight exposure and security selection within the healthcare sector detracted value during the period. Overweight exposure to the energy sector and security selection within the producer durables sector also detracted from the one-year period performance.

In 2017, exchange listed equity index futures contracts were utilized to provide market exposure to the cash positions held in the Fund. Overall, derivative exposure had a slight positive impact on Fund performance for the year.

This Fund may be suitable for investors who seek higher, long-term rates of return, can accept significant short-term fluctuations in account value, want to invest in stocks of small- to medium-sized U.S. companies and would like to diversify their portfolio by adding a potentially higher return, higher risk option of equities. Small company stocks are subject to greater risk than large company stocks due to more volatility and less liquidity. It is possible to lose money by investing in the Fund.

At December 31, 2017, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

%
Industrials	20.4
Information Technology	17.4
Consumer Discretionary	14.1
Financials	13.7
Money Market Funds	9.0
Health Care	8.3
Real Estate	5.7
Energy	4.1
Materials	3.9
Utilities	2.4
Foreign Common Stocks	2.3
Telecommunication Services	1.1
Consumer Staples	1.0
Master Limited Partnerships	0.8
U.S. Treasury Obligations	0.2
Corporate Bonds	—

104.4

See Notes to Financial Statements.	221

Small Cap Equity Fund (Unaudited)

Average Annual Total Returns as of 12/31/17
	Institutional Class	Investor Class*	Benchmark**
One Year	12.98%	12.67%	14.65%
Five Year	12.51%	12.24%	14.11%
Ten Year	8.05%	7.84%	8.70%
Since Inception	7.86%	7.67%	8.80%
Inception Date	08/27/01	08/27/01
Total Fund Operating Expenses (May 1, 2017 Prospectus as amended July 1, 2017)(1)	0.95%	1.22%

(1)Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2007 to December 31, 2017, with all dividends and capital gains reinvested, with the Russell 2000® Growth Index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

222	See Notes to Financial Statements.

SMALL CAP EQUITY FUND SCHEDULE OF INVESTMENTS	December 31, 2017

	Shares	Value
COMMON STOCKS — 92.1%
Consumer Discretionary — 14.1%
Aaron’s, Inc.	26,703	$1,064,115
American Outdoor Brands CorporationΔ*	33,736	433,170
Bright Horizons Family Solutions, Inc.*	54,000	5,076,000
Cable One, Inc.Δ	5,110	3,594,119
Carriage Services, Inc.Δ	24,860	639,151
Cato Corporation (The) Class A	8,126	129,366
Cavco Industries, Inc.*	5,030	767,578
Chegg, Inc.Δ*	163,000	2,660,160
Chico’s FAS, Inc.Δ	77,422	682,862
Citi Trends, Inc.	24,390	645,359
Dana, Inc.	64,042	2,049,984
Dave & Buster’s Entertainment, Inc.Δ*	22,000	1,213,740
Destination XL Group, Inc.Δ*	288,351	634,372
Floor & Decor Holdings, Inc. Class AΔ*	50,000	2,434,000
Fox Factory Holding CorporationΔ*	35,709	1,387,295
Gannett Co., Inc.	61,690	714,987
G-III Apparel Group, Ltd.Δ*	8,860	326,845
Grand Canyon Education, Inc.*	39,570	3,542,702
Gray Television, Inc.*	149,517	2,504,410
Haverty Furniture Cos., Inc.	22,266	504,325
International Speedway Corporation Class A	27,569	1,098,625
John Wiley & Sons, Inc. Class A	18,107	1,190,535
Johnson Outdoors, Inc. Class AΔ	7,105	441,149
La Quinta Holdings, Inc.*	52,436	967,969
LCI Industries	26,930	3,500,900
Lear Corporation	12,017	2,122,923
Libbey, Inc.	43,361	326,075
Lithia Motors, Inc. Class AΔ	12,600	1,431,234
M/I Homes, Inc.*	52,610	1,809,784
Malibu Boats, Inc. Class A*	60,703	1,804,700
MCBC Holdings, Inc.*	53,634	1,191,748
Michael Kors Holdings, Ltd.*	19,768	1,244,396
Monro, Inc.Δ	50,350	2,867,433
Motorcar Parts of America, Inc.Δ*	33,970	848,910
National Vision Holdings, Inc.Δ*	76,000	3,086,360
News Corporation Class A	94,061	1,524,729
Nexstar Media Group, Inc. Class AΔ	26,680	2,086,376
Office Depot, Inc.	48,813	172,798
Ollie’s Bargain Outlet Holdings, Inc.Δ*	22,000	1,171,500
Papa John’s International, Inc.Δ	24,500	1,374,695
Shiloh Industries, Inc.*	51,264	420,365
Shoe Carnival, Inc.	23,433	626,833
Steven Madden, Ltd.*	27,260	1,273,042
Stoneridge, Inc.*	18,040	412,394
Strayer Education, Inc.Δ	29,300	2,624,694
Tenneco, Inc.	25,565	1,496,575
Tower International, Inc.Δ	35,992	1,099,556
tronc, Inc.*	49,092	863,528
Unifi, Inc.*	31,128	1,116,561

	Shares	Value
Universal Electronics, Inc.Δ*	56,865	$2,686,871
William Lyon Homes Class A*	35,000	1,017,800
ZAGG, Inc.*	181,781	3,353,859

		78,259,457

Consumer Staples — 1.0%
Dean Foods Co.	82,836	957,584
Ingles Markets, Inc. Class A	6,798	235,211
Ingredion, Inc.	20,034	2,800,753
Landec CorporationΔ*	34,039	428,891
Medifast, Inc.	1,845	128,800
Sanderson Farms, Inc.Δ	9,091	1,261,649

		5,812,888

Energy — 4.1%
Archrock, Inc.	72,962	766,101
Callon Petroleum Co.Δ*	89,120	1,082,808
Cloud Peak Energy, Inc.*	129,809	577,650
CVR Energy, Inc.Δ	19,178	714,189
Evolution Petroleum Corporation	24,279	166,311
Exterran Corporation*	29,431	925,311
Gulfport Energy Corporation*	44,450	567,182
HollyFrontier Corporation	8,456	433,116
Keane Group, Inc.Δ*	69,100	1,313,591
Matador Resources Co.Δ*	67,100	2,088,823
McDermott International, Inc.*	158,813	1,044,990
Pacific Ethanol, Inc.*	61,330	279,051
Par Pacific Holdings, Inc.Δ*	63,387	1,222,101
PBF Energy, Inc. Class AΔ	26,262	930,988
QEP Resources, Inc.*	75,208	719,741
Renewable Energy Group, Inc.Δ*	80,551	950,502
REX American Resources CorporationΔ*	11,562	957,218
Ring Energy, Inc.Δ*	173,135	2,406,576
RSP Permian, Inc.*	30,950	1,259,046
SilverBow Resources, Inc.*	12,552	373,045
Solaris Oilfield Infrastructure, Inc. Class A*	60,100	1,286,741
Southwestern Energy Co.*	147,719	824,272
SRC Energy, Inc.Δ*	75,586	644,749
W&T Offshore, Inc.*	184,859	611,883
World Fuel Services Corporation	34,478	970,211

		23,116,196

Financials — 13.7%
American Equity Investment Life
Holding Co.	58,884	1,809,505
AMERISAFE, Inc.	67,935	4,184,796
Assured Guaranty, Ltd.	50,138	1,698,174
BancFirst Corporation	9,340	477,741
Bancorp, Inc. (The)*	108,730	1,074,252
Cadence BanCorp*	82,500	2,237,400
Central Pacific Financial Corporation	55,111	1,643,961
Century Bancorp, Inc. Class AΔ	6,965	545,011
Chemical Financial Corporation	41,301	2,208,364
CNO Financial Group, Inc.	89,564	2,211,335
Community Bank System, Inc.Δ	11,050	593,938

See Notes to Financial Statements.	223

SMALL CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Enova International, Inc.*	39,102	$594,350
FCB Financial Holdings, Inc. Class AΔ*	22,000	1,117,600
Federal Agricultural Mortgage
Corporation Class CΔ	2,820	220,637
Financial Institutions, Inc.	31,242	971,626
First Connecticut Bancorp, Inc.	13,025	340,604
First Internet BancorpΔ	2,756	105,141
FS Bancorp, Inc.	8,499	463,790
Garrison Capital, Inc.	11,345	92,008
Hamilton Lane, Inc. Class AΔ	51,000	1,804,890
Hanmi Financial Corporation	24,032	729,371
Heartland Financial USA, Inc.	24,342	1,305,948
Heritage Commerce Corporation	59,407	910,115
Heritage Financial Corporation	42,123	1,297,388
Independent Bank Corporation	40,708	909,824
Infinity Property & Casualty Corporation	9,098	964,388
INTL. FCStone, Inc.*	9,873	419,899
James River Group Holdings, Ltd.Δ	18,000	720,180
Lazard, Ltd. Class A	36,532	1,917,930
Leucadia National Corporation	52,555	1,392,182
LPL Financial Holdings, Inc.	25,006	1,428,843
Luther Burbank Corporation*	100,000	1,204,000
Meta Financial Group, Inc.Δ	15,800	1,463,870
MGIC Investment Corporation*	42,603	601,128
National General Holdings Corporation	15,240	299,314
Navient Corporation	66,764	889,297
Old Second Bancorp, Inc.	64,010	873,737
Oppenheimer Holdings, Inc. Class A	23,509	630,041
Pacific Premier Bancorp, Inc.Δ*	56,915	2,276,600
Peapack Gladstone Financial CorporationΔ	29,363	1,028,292
Pinnacle Financial Partners, Inc.	17,166	1,138,106
ProAssurance Corporation	55,950	3,197,543
QCR Holdings, Inc.	21,024	900,878
Reinsurance Group of America, Inc.	17,778	2,772,124
Republic Bancorp, Inc. Class A	1,341	50,985
Riverview Bancorp, Inc.Δ	77,068	668,180
Safeguard Scientifics, Inc.*	31,933	357,650
Sierra Bancorp	24,156	641,583
Solar Senior Capital, Ltd.Δ	19,422	344,935
Southern Missouri Bancorp, Inc.Δ	9,016	338,911
State Bank Financial CorporationΔ	40,314	1,202,970
Synovus Financial Corporation	31,461	1,508,240
Texas Capital Bancshares, Inc.Δ*	24,080	2,140,712
Third Point Reinsurance, Ltd.*	86,465	1,266,712
Torchmark Corporation	2,881	261,336
TriCo Bancshares	27,735	1,050,047
TrustCo Bank Corporation	123,766	1,138,647
United Community Banks, Inc.	62,970	1,771,976
United Community Financial Corporation	61,911	565,247
United Financial Bancorp, Inc.	9,325	164,493
Voya Financial, Inc.	52,700	2,607,069
Waddell & Reed Financial, Inc. Class AΔ	57,831	1,291,945
Wintrust Financial Corporation	23,180	1,909,337

	Shares	Value
WisdomTree Investments, Inc.Δ	254,800	$3,197,740

		76,144,836

Health Care — 8.3%
Achaogen, Inc.Δ*	41,000	440,340
Allscripts Healthcare Solutions, Inc.*	87,900	1,278,945
Amedisys, Inc.*	24,400	1,286,124
American Renal Associates Holdings, Inc.Δ*	55,100	958,740
Applied Genetic Technologies CorporationΔ*	60,063	216,227
Avexis, Inc.Δ*	11,150	1,233,970
Blueprint Medicines CorporationΔ*	31,000	2,337,710
Catalent, Inc.*	29,440	1,209,395
Catalyst Pharmaceuticals, Inc.*	199,899	781,605
Civitas Solutions, Inc.*	90,000	1,539,000
Cotiviti Holdings, Inc.Δ*	21,800	702,178
CytomX Therapeutics, Inc.Δ*	23,274	491,314
Eagle Pharmaceuticals, Inc.Δ*	4,763	254,439
Emergent BioSolutions, Inc.*	59,010	2,742,195
Enanta Pharmaceuticals, Inc.*	12,694	744,884
Evolent Health, Inc. Class AΔ*	91,200	1,121,760
Five Star Quality Care, Inc.*Y†††	2,086	—
Globus Medical, Inc. Class AΔ*	34,720	1,426,992
HealthEquity, Inc.Δ*	35,200	1,642,432
Heska Corporation*	15,300	1,227,213
Innoviva, Inc.Δ*	94,024	1,334,201
Inogen, Inc.*	18,400	2,191,072
Invacare CorporationΔ	23,800	401,030
iRhythm Technologies, Inc.*	36,800	2,062,640
K2M Group Holdings, Inc.*	81,700	1,470,600
Masimo Corporation*	13,400	1,136,320
Ophthotech Corporation*	105,033	327,703
Phibro Animal Health Corporation Class A	28,467	953,645
Pieris Pharmaceuticals, Inc.*	80,179	605,351
PRA Health Sciences, Inc.*	20,500	1,866,935
Providence Service Corporation (The)*	19,508	1,157,605
Psychemedics CorporationΔ	14,308	294,172
Radius Health, Inc.Δ*	58,200	1,849,014
Repligen Corporation*	70,300	2,550,484
RTI Surgical, Inc.*	117,110	480,151
Sarepta Therapeutics, Inc.Δ*	25,200	1,402,128
Sienna Biopharmaceuticals, Inc.Δ*	18,700	339,405
Vanda Pharmaceuticals, Inc.Δ*	58,258	885,522
VIVUS, Inc.Δ*	303,935	152,758
West Pharmaceutical Services, Inc.	31,590	3,116,985

		46,213,184

Industrials — 20.4%
ACCO Brands Corporation*	266,277	3,248,579
Alamo Group, Inc.	12,544	1,415,841
Albany International Corporation Class AΔ	57,200	3,514,940
Allegiant Travel Co.Δ	19,450	3,009,887
ArcBest Corporation	18,570	663,878
Argan, Inc.Δ	18,420	828,900
Astronics CorporationΔ*	66,254	2,747,553

224	See Notes to Financial Statements.

	Shares	Value
Atento SAΔ	104,900	$1,064,735
AZZ, Inc.	37,977	1,940,625
Beacon Roofing Supply, Inc.*	47,600	3,034,976
BMC Stock Holdings, Inc.*	35,460	897,138
CAI International, Inc.*	26,279	744,221
Clean Harbors, Inc.*	56,100	3,040,620
Columbus McKinnon Corporation	118,107	4,721,918
Commercial Vehicle Group, Inc.*	75,735	809,607
Continental Building Products, Inc.Δ*	22,784	641,370
Covenant Transportation Group, Inc. Class A*	21,061	605,083
CRA International, Inc.	18,436	828,698
Daseke, Inc.*	80,000	1,143,200
Ducommun, Inc.*	58,002	1,650,157
Dycom Industries, Inc.Δ*	9,250	1,030,728
EMCOR Group, Inc.	35,700	2,918,475
EnerSys, Inc.	27,150	1,890,454
Ennis, Inc.	23,021	477,686
Exponent, Inc.	36,400	2,588,040
Forward Air Corporation	25,708	1,476,668
FreightCar America, Inc.	14,160	241,853
Global Brass & Copper Holdings, Inc.	30,282	1,002,334
Goldfield Corporation (The)*	11,985	58,727
Greenbrier Cos., Inc. (The)	50,857	2,710,678
Healthcare Services Group, Inc.	40,050	2,111,436
Heidrick & Struggles International, Inc.	24,226	594,748
Herc Holdings, Inc.*	9,343	584,965
Huron Consulting Group, Inc.*	35,300	1,427,885
ICF International, Inc.*	35,800	1,879,500
Insteel Industries, Inc.Δ	59,476	1,684,360
Interface, Inc.	49,937	1,255,916
Kforce, Inc.	4,760	120,190
Korn/Ferry International	33,235	1,375,264
Lydall, Inc.*	32,092	1,628,669
Marten Transport, Ltd.	61,511	1,248,673
Meritor, Inc.*	7,967	186,906
Milacron Holdings Corporation*	149,600	2,863,344
Miller Industries, Inc.	27,520	710,016
Moog, Inc. Class A*	21,067	1,829,669
NCI Building Systems, Inc.*	52,770	1,018,461
NN, Inc.Δ	115,970	3,200,772
Old Dominion Freight Line, Inc.	4,880	641,964
On Assignment, Inc.*	76,300	4,903,801
Owens Corning	31,643	2,909,257
Patrick Industries, Inc.*	92,566	6,428,709
Radiant Logistics, Inc.Δ*	113,067	520,108
RBC Bearings, Inc.*	14,500	1,832,800
Rexnord Corporation*	72,100	1,876,042
RPX Corporation	94,886	1,275,268
Rush Enterprises, Inc. Class A*	6,428	326,607
Ryder System, Inc.	27,687	2,330,415
Spirit Airlines, Inc.*	8,450	378,983
TriNet Group, Inc.Δ*	60,400	2,678,136
UniFirst CorporationΔ	13,700	2,259,130
USA Truck, Inc.*	35,010	634,731
Vectrus, Inc.*	18,527	571,558
Viad Corporation	32,200	1,783,880

	Shares	Value
Wabash National CorporationΔ	47,439	$1,029,426
WageWorks, Inc.*	82,250	5,099,500
Watts Water Technologies, Inc. Class A	20,000	1,519,000

		113,667,658

Information Technology — 17.4%
2U, Inc.Δ*	62,600	4,038,326
ACI Worldwide, Inc.*	65,900	1,493,953
Acxiom Corporation*	63,600	1,752,816
Alpha & Omega Semiconductor, Ltd.*	42,867	701,304
Ambarella, Inc.Δ*	9,420	553,425
American Software, Inc. Class A	26,489	308,067
Amkor Technology, Inc.*	97,442	979,292
Aspen Technology, Inc.*	28,772	1,904,706
Blackhawk Network Holdings, Inc.Δ*	55,200	1,967,880
Blackline, Inc.Δ*	53,100	1,741,680
Carbonite, Inc.Δ*	38,400	963,840
Cision, Ltd.Δ*	117,200	1,391,164
Cloudera, Inc.Δ*	74,000	1,222,480
Coherent, Inc.*	12,140	3,426,151
DHI Group, Inc.*	282,284	536,340
Diodes, Inc.*	21,070	604,077
Electro Scientific Industries, Inc.*	11,418	244,688
Envestnet, Inc.*	43,900	2,188,415
Exela Technologies, Inc.Δ*	213,000	1,096,950
ExlService Holdings, Inc.*	52,150	3,147,253
Fair Isaac Corporation	15,750	2,412,900
Ichor Holdings, Ltd.Δ*	20,781	511,213
Instructure, Inc.*	39,700	1,314,070
InterDigital, Inc.Δ*	40,080	3,052,092
inTEST CorporationΔ*	48,056	415,684
j2 Global, Inc.Δ	56,400	4,231,692
Jabil, Inc.	62,189	1,632,461
Kimball Electronics, Inc.*	45,187	824,663
Kulicke & Soffa Industries, Inc.*	43,256	1,052,635
Littelfuse, Inc.	13,400	2,650,788
MACOM Technology Solutions Holdings, Inc.Δ*	40,500	1,317,870
MAXIMUS, Inc.	23,600	1,689,288
MicroStrategy, Inc. Class A*	2,631	345,450
MKS Instruments, Inc.	95,897	9,062,266
New Relic, Inc.*	32,400	1,871,748
NIC, Inc.	63,900	1,060,740
Paycom Software, Inc.Δ*	40,300	3,237,299
Pegasystems, Inc.	45,700	2,154,755
Photronics, Inc.*	99,363	847,070
Progress Software Corporation	47,872	2,037,911
Q2 Holdings, Inc.*	93,200	3,434,420
QAD, Inc. Class A	13,766	534,809
RealPage, Inc.Δ*	37,900	1,678,970
Reis, Inc.Δ	63,538	1,312,060
Science Applications International Corporation	23,800	1,822,366
Synaptics, Inc.Δ*	14,900	595,106
Synchronoss Technologies, Inc.Δ*	63,044	563,613
Take-Two Interactive Software, Inc.*	16,960	1,861,869
TESSCO Technologies, Inc.	42,689	860,183

See Notes to Financial Statements.	225

SMALL CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Tyler Technologies, Inc.*	11,434	$2,024,390
Vishay Intertechnology, Inc.	102,643	2,129,842
Web.com Group, Inc.*	36,283	790,969
WEX, Inc.*	45,000	6,355,350
Zix Corporation*	126,118	552,397

		96,501,746

Materials — 3.9%
AdvanSix, Inc.*	21,763	915,569
Alcoa Corporation*	7,397	398,476
Boise Cascade Co.	39,609	1,580,399
Cabot Corporation	15,168	934,197
Ferro Corporation*	42,320	998,329
FutureFuel Corporation	73,299	1,032,783
Koppers Holdings, Inc.*	50,298	2,560,168
Louisiana-Pacific Corporation*	48,278	1,267,780
Mercer International, Inc.	74,592	1,066,666
Myers Industries, Inc.	19,329	376,916
OMNOVA Solutions, Inc.*	176,308	1,763,080
Orion Engineered Carbons SA	44,344	1,135,206
PolyOne Corporation	41,775	1,817,212
Resolute Forest Products, Inc.*	64,482	712,526
Summit Materials, Inc. Class AΔ*	42,409	1,333,339
Trinseo SA	17,380	1,261,788
UFP Technologies, Inc.*	15,127	420,531
Universal Stainless & Alloy Products, Inc.*	55,449	1,187,718
Verso Corporation Class A*	41,642	731,650

		21,494,333

Real Estate — 5.7%
Altisource Portfolio Solutions SAΔ*	11,964	334,992
Ashford Hospitality Prime, Inc. REIT	43,123	419,587
Ashford Hospitality Trust, Inc. REIT	180,708	1,216,165
CoreSite Realty Corporation REITΔ	7,698	876,802
CubeSmart REIT	23,190	670,655
DiamondRock Hospitality Co. REIT	158,387	1,788,189
Franklin Street Properties Corporation REIT	26,740	287,188
Hersha Hospitality Trust REITΔ	76,980	1,339,452
HFF, Inc. Class A	27,300	1,327,872
Jones Lang LaSalle, Inc.	14,282	2,127,018
Kennedy-Wilson Holdings, Inc.Δ	184,925	3,208,449
Liberty Property Trust REIT	39,987	1,719,841
Mack-Cali Realty Corporation REIT	18,942	408,389
Marcus & Millichap, Inc.*	6,583	214,672
MedEquities Realty Trust, Inc. REIT	41,357	464,025
Monmouth Real Estate Investment Corporation REIT	51,974	925,137
National Storage Affiliates Trust REIT	53,000	1,444,780
NexPoint Residential Trust, Inc. REITΔ	37,303	1,042,246
Park Hotels & Resorts, Inc. REIT	75,677	2,175,714
Pebblebrook Hotel Trust REITΔ	8,664	322,041
Physicians Realty Trust REIT	49,440	889,426

	Shares	Value
Rexford Industrial Realty, Inc. REIT	62,876	$1,833,464
RMR Group, Inc. (The) Class AΔ	18,112	1,074,041
Ryman Hospitality Properties, Inc. REIT	26,160	1,805,563
Williams Scotsman CorporationΔ*	119,900	1,522,730
Xenia Hotels & Resorts, Inc. REIT	93,452	2,017,629

		31,456,067

Telecommunication Services — 1.1%
Cogent Communications Holdings, Inc.	35,700	1,617,210
Shenandoah Telecommunications Co.Δ	71,000	2,399,800
Telephone & Data Systems, Inc.	18,754	521,361
Vonage Holdings Corporation*	154,550	1,571,774

		6,110,145

Utilities — 2.4%
AES Corporation	138,435	1,499,251
AquaVenture Holdings, Ltd.Δ*	50,000	776,000
El Paso Electric Co.	21,453	1,187,424
OGE Energy Corporation	3,907	128,579
Portland General Electric Co.	46,645	2,126,079
Southwest Gas Holdings, Inc.	24,123	1,941,419
Spire, Inc.Δ	14,210	1,067,882
UGI Corporation	49,231	2,311,395
Vectren Corporation	34,841	2,265,362

		13,303,391

Total Common Stocks (Cost $419,583,643)		512,079,901

FOREIGN COMMON STOCKS — 2.3%
Canada — 1.1%
Colliers International Group, Inc.Δ	15,231	919,191
FirstService Corporation	20,483	1,432,171
Hudbay Minerals, Inc.Δ	42,698	375,743
IMAX CorporationΔ*	70,900	1,641,335
North American Energy Partners, Inc.	14,404	71,300
SunOpta, Inc.Δ*	131,300	1,017,575
Taseko Mines, Ltd.*	247,134	575,822

		6,033,137

Curacao — 0.2%
Orthofix International NV*	25,529	1,396,436

France — 0.5%
DBV Technologies SA ADR*	21,000	516,600
Talend SA ADR*	54,200	2,031,416
		2,548,016
Israel — 0.2%
Pointer Telocation, Ltd.Δ*	19,093	355,130
Taro Pharmaceutical Industries, Ltd.*	7,964	833,910

		1,189,040

226	See Notes to Financial Statements.

	Shares	Value
United Kingdom — 0.3%
OM Asset Management PLC	95,271	$1,595,789

Total Foreign Common Stocks (Cost $12,535,804)		12,762,418

MASTER LIMITED PARTNERSHIP — 0.8%
Compass Diversified Holdings (Cost $3,796,996)	252,115	4,273,349

	Par
CORPORATE BONDS — 0.0%
Lehman Escrow Bonds
0.00%, 07/19/17Y†††Ω#	$160,000	—
0.00%, 12/28/17Y†††Ω#	120,000	—
0.00%, 08/19/45Y†††Ω#	50,000	—
0.00%, 11/29/49Y†††Ω#	10,000	—

Total Corporate Bonds (Cost $0)		—

	Shares
MONEY MARKET FUNDS — 9.0%
GuideStone Money Market Fund (Investor Class)¥	24,757,614	24,757,614
Northern Institutional Liquid Assets Portfolio§	24,953,905	24,953,905
Northern Institutional U.S. Government Portfolio	65,702	65,702

Total Money Market Funds (Cost $49,777,221)		49,777,221

	Par
U.S. TREASURY OBLIGATION — 0.2%
U.S. Treasury Bill 1.42%, 06/07/18Ω‡‡ (Cost $1,192,621)	$1,200,000	1,192,395

TOTAL INVESTMENTS — 104.4% (Cost $486,886,285)		580,085,284
Liabilities in Excess of Other Assets — (4.4)%		(24,189,213)

NET ASSETS — 100.0%		$555,896,071

See Notes to Financial Statements.	227

SMALL CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

Futures Contracts outstanding at December 31, 2017:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Counterparty	Value and Unrealized Appreciation (Depreciation)
Russell 2000 Mini Index	03/2018	322	$24,737,650	GSC	$177,616

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2017, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks:
Consumer Discretionary	$78,259,457	$78,259,457	$—	$—
Consumer Staples	5,812,888	5,812,888	—	—
Energy	23,116,196	23,116,196	—	—
Financials	76,144,836	76,144,836	—	—
Health Care	46,213,184	46,213,184	—	—	**
Industrials	113,667,658	113,667,658	—	—
Information Technology	96,501,746	96,501,746	—	—
Materials	21,494,333	21,494,333	—	—
Real Estate	31,456,067	31,456,067	—	—
Telecommunication Services	6,110,145	6,110,145	—	—
Utilities	13,303,391	13,303,391	—	—
Corporate Bonds	—	—	—	—	**
Foreign Common Stocks	12,762,418	12,762,418	—	—
Master Limited Partnership	4,273,349	4,273,349	—	—
Money Market Funds	49,777,221	49,777,221	—	—
U.S. Treasury Obligation	1,192,395	—	1,192,395	—

Total Assets - Investments in Securities	$580,085,284	$578,892,889	$1,192,395	$—

Other Financial Instruments***
Futures Contracts	$177,616	$177,616	$—	$—

Total Assets - Other Financial Instruments	$177,616	$177,616	$—	$—

** Level 3 security has zero value.

***Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding “Futures Contracts outstanding” disclosure.

There were no transfers between Level 1, Level 2 and Level 3 during the year ended December 31, 2017.

228	See Notes to Financial Statements.

International Equity Index Fund (Unaudited)

Developed non-U.S. markets outperformed their U.S. counterparts in what was a strong year for both market regions. The MSCI Europe, Australasia and Far East Index (Net) (“MSCI EAFE Index”), a measure of international developed market returns, posted a 25.03% return for the one-year period ended December 31, 2017. As was generally the case globally, growth-oriented equities were dominant relative to those that are value-oriented. At the country level, Japan, the United Kingdom and France contributed the most to the index’s return, with all countries positively contributing to the index’s performance. Technology and materials were the strongest performing sectors. The weakest sector, telecommunications, still realized a double digit absolute return. Weakness in the U.S. dollar also contributed positively to the performance of the index during the year with the local return index underperforming the U.S. dollar index by 9.80%.

The Fund was passively managed and attempted to duplicate the investment composition and performance of its benchmark, the MSCI EAFE Index. The objective of the Fund is to provide investment results approximating the aggregate price and dividend performance of the securities included in the MSCI EAFE Index. (The MSCI EAFE Index is a free-float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada.) The correlation between the Fund’s performance and the MSCI EAFE Index is expected to be greater than 98%. However, it could be lower in certain market environments and due to certain stocks that may be excluded from the Fund’s portfolio because of social investment policies and restrictions (100% would indicate a perfect correlation). For the one-year period ended December 31, 2017, the Fund returned 24.69%; whereas, the MSCI EAFE Index returned 25.03%. The return differential was primarily a result of social restrictions and expenses of the Fund.

In 2017, exchange listed equity index futures contracts were utilized to provide market exposure to the cash positions held in the Fund. Overall, derivative exposure had a slight positive impact on Fund performance for the year.

This Fund may be suitable to investors who seek higher, long-term rates of return, can accept significant short-term fluctuations in account value and want to diversify their portfolio with international equities. Securities of foreign issuers may be negatively impacted by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries, and they also may be subject to inadequate regulatory or accounting standards, which may increase investment risk. Investing in emerging markets may involve greater risks than investing in more developed foreign markets because, among other things, emerging markets often have more political and economic instability. Derivatives involve different risks from, and in some respects greater than, those associated with investing directly in securities, currencies or other instruments. Derivatives may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in value of the underlying instruments may produce disproportionate losses to the Fund. It is possible to lose money by investing in the Fund.

At December 31, 2017, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

	%
Financials	20.2
Industrials	14.2
Consumer Discretionary	10.9
Health Care	9.6
Consumer Staples	9.4
Materials	8.1
Information Technology	6.3
Energy	5.1
Telecommunication Services	4.0
Money Market Funds	4.0
Real Estate	3.7
Utilities	3.6
Foreign Preferred Stocks	0.6
U.S. Treasury Obligation	0.2
Rights	—	**

	99.9

**Rounds to less than 0.005%

See Notes to Financial Statements.	229

International Equity Index Fund (Unaudited)

Average Annual Total Returns as of 12/31/17
	Institutional Class*	Benchmark**
One Year	24.69%	25.03%
Five Year	N/A	N/A
Ten Year	N/A	N/A
Since Inception	5.27%	5.67%
Inception Date	06/01/15
Total Fund Operating Expenses (May 1, 2017 Prospectus as amended July 1, 2017)(1)	0.58%

(1)Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the Investor Class of the Fund since June 1, 2015 (commencement of operations), with all dividends and capital gains reinvested, with the MSCI EAFE Index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

230	See Notes to Financial Statements.

INTERNATIONAL EQUITY INDEX FUND SCHEDULE OF INVESTMENTS	December 31, 2017

	Shares	Value
FOREIGN COMMON STOCKS — 95.1%
Australia — 6.5%
AGL Energy, Ltd.	9,921	$188,567
Alumina, Ltd.Δ	20,465	38,802
Amcor, Ltd.	13,418	161,438
AMP, Ltd.	39,540	160,117
APA Group	18,011	117,062
ASX, Ltd.	2,561	109,622
Aurizon Holdings, Ltd.	25,222	97,610
AusNet Services	49,248	69,359
Australia & New Zealand Banking Group, Ltd.	35,321	792,052
Bank of Queensland, Ltd.	4,076	40,453
Bendigo and Adelaide Bank, Ltd.Δ	5,305	48,305
BHP Billiton, Ltd.	37,865	873,621
BlueScope Steel, Ltd.	5,856	70,228
Boral, Ltd.	16,052	97,566
Brambles, Ltd.	18,049	141,813
Caltex Australia, Ltd.	3,172	84,272
Challenger, Ltd.	7,895	86,426
CIMIC Group, Ltd.	1,937	77,759
Coca-Cola Amatil, Ltd.	36,305	241,063
Cochlear, Ltd.	717	95,793
Commonwealth Bank of Australia	20,661	1,295,141
Computershare, Ltd.	7,203	91,608
CSL, Ltd.	5,701	628,531
Dexus REIT	13,896	105,713
Domino’s Pizza Enterprises, Ltd.Δ	1,020	37,166
Flight Centre Travel Group, Ltd.	1,053	36,348
Fortescue Metals Group, Ltd.	18,782	71,515
Goodman Group REIT	27,480	180,536
GPT Group (The) REIT	20,139	80,296
Harvey Norman Holdings, Ltd.Δ	9,185	29,885
Healthscope, Ltd.	21,042	34,478
Incitec Pivot, Ltd.	17,247	52,482
Insurance Australia Group, Ltd.	29,869	168,730
Lend Lease Group	7,738	98,714
Macquarie Group, Ltd.	3,969	308,535
Medibank Pvt., Ltd.	33,732	86,591
Mirvac Group REIT	50,361	92,341
National Australia Bank, Ltd.	31,669	730,667
Newcrest Mining, Ltd.	8,925	158,912
Orica, Ltd.	4,853	68,537
Origin Energy, Ltd.*	21,981	161,559
QBE Insurance Group, Ltd.	15,735	131,121
Ramsay Health Care, Ltd.	1,607	87,921
REA Group, Ltd.	1,108	66,265
Rio Tinto, Ltd.	4,423	261,624
Santos, Ltd.*	23,166	98,510
Scentre Group REIT	65,680	214,724
SEEK, Ltd.	3,958	58,707
Sonic Healthcare, Ltd.	5,071	90,449
South32, Ltd.	58,584	159,529
Stockland REIT	27,645	96,634
Suncorp Group, Ltd.	15,116	163,468
Sydney Airport	13,845	76,158
Telstra Corporation, Ltd.	51,978	147,218
TPG Telecom, Ltd.Δ	4,589	23,524

	Shares	Value
Transurban Group	27,666	$268,319
Vicinity Centres REIT	48,069	102,016
Wesfarmers, Ltd.	19,647	680,940
Westfield Corporation REIT	22,412	165,951
Westpac Banking Corporation	39,976	977,847
Woodside Petroleum, Ltd.	10,117	261,127

		12,242,265

Austria — 0.2%
ANDRITZ AG	720	40,676
Erste Group Bank AG*	3,328	144,171
OMV AG	1,954	123,860
Raiffeisen Bank International AG*	1,472	53,339
voestalpine AG	671	40,130

		402,176

Belgium — 0.8%
Ageas	2,844	138,935
Colruyt SA	1,898	98,744
Groupe Bruxelles Lambert SA	2,113	228,150
KBC Groep NV	3,232	275,758
Proximus SADP	2,723	89,358
Solvay SA	1,545	214,852
Telenet Group Holding NV*	1,213	84,545
UCB SA	3,028	240,442
Umicore SA	2,666	126,209

		1,496,993

Denmark — 1.7%
AP Moeller - Maersk A/S Class A	78	130,237
AP Moeller - Maersk A/S Class B	60	104,824
Chr. Hansen Holding A/SΔ	3,316	311,040
Coloplast A/S Class B	2,241	178,241
Danske Bank A/S	11,314	440,547
DSV A/S	2,874	226,318
Genmab A/S*	912	151,248
H Lundbeck A/S	1,506	76,457
ISS A/S	3,171	122,809
Novozymes A/S, B Shares	6,119	349,604
Orsted A/S 144A	3,274	178,720
Pandora A/S	1,677	182,573
TDC A/S	15,366	94,429
Tryg A/S	3,476	86,946
VestasWind Systems A/S	5,407	373,672
William Demant Holding A/S*	4,113	115,011

		3,122,676

Finland — 1.0%
Elisa OYJ	2,673	104,940
Fortum OYJ	6,738	133,396
Kone OYJ Class B	3,899	209,490
Metso OYJ	1,554	53,084
Neste OYJ	1,549	99,155
Nokia OYJ	76,564	357,723
Nokian Renkaat OYJ	1,038	47,078
Orion OYJ Class B	2,199	82,004
Sampo OYJ, A Shares	6,925	380,550
Stora Enso OYJ, R Shares	8,351	132,464
UPM-Kymmene OYJ	7,209	224,114

See Notes to Financial Statements.	231

INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Wartsila OYJ Abp	1,884	$118,903

		1,942,901

France — 9.7%
Accor SA	3,183	164,222
Aeroports de Paris	428	81,395
Air Liquide SA	5,635	710,259
Alstom SA	1,430	59,375
Arkema SA	687	83,707
Atos SE	867	126,237
AXA SA	25,613	760,150
BioMerieux	494	44,271
BNP Paribas SA	13,562	1,012,955
Bollore SA	12,330	66,988
Bollore SA NV*	70	382
Bouygues SA	2,324	120,768
Bureau Veritas SA	4,705	128,656
Capgemini SE	1,772	210,253
Carrefour SA	7,729	167,296
Casino Guichard Perrachon SAΔ	458	27,784
Cie de St-Gobain	6,308	347,969
Cie Generale des Etablissements
Michelin	1,940	278,278
CNP Assurances	2,393	55,286
Credit Agricole SA	13,884	229,890
Danone SA	10,924	916,846
Dassault Aviation SA	24	37,375
Dassault Systemes SA	1,801	191,437
Edenred	3,343	96,988
Eiffage SA	840	92,059
Electricite de France SAΔ	7,377	92,230
Engie SA	21,964	377,778
Essilor International Cie Generale d’Optique SA	2,757	380,253
Eurazeo SA	346	31,966
Eurofins Scientific SE Millicom International Cellular SA SDR	243	147,998
Eutelsat Communications SA	2,168	50,192
Faurecia	908	70,957
Fonciere Des Regions REIT	802	90,916
Gecina SA REIT	693	127,967
Getlink SE	6,054	77,869
Hermes International	529	283,244
ICADE REIT	531	52,199
Iliad SA	371	88,918
Imerys SA	385	36,281
Ingenico Group	673	71,875
Ipsen SA	876	104,655
JCDecaux SA	1,071	43,184
Kering	1,292	609,231
Klepierre REIT	3,685	162,112
L’Oreal SA	3,708	822,851
Lagardere SCA	1,521	48,782
Legrand SA	2,556	196,859
Natixis SA	17,495	138,459
Orange SA	22,877	397,324
Peugeot SA	5,412	110,099
Publicis Groupe SA	2,439	165,783
Renault SA	2,104	211,829

	Shares	Value
Rexel SA	2,931	$53,173
Safran SA	3,803	392,010
Sanofi	15,418	1,329,174
Schneider Electric SE*	7,149	607,818
SCOR SE	1,503	60,494
SEB SA	564	104,519
SES SAΔ	3,858	60,224
Societe BIC SA	295	32,444
Societe Generale SA	9,129	471,545
Sodexo SA	1,234	165,903
Suez	7,046	123,980
Teleperformance	689	98,749
Thales SA	918	98,999
TOTAL SAΔ	30,253	1,671,390
Ubisoft Entertainment SA*	754	58,027
Unibail-Rodamco SE REIT	1,439	362,583
Valeo SA	2,680	200,235
Veolia Environnement SA	5,489	140,117
Vinci SA	6,807	695,452
Vivendi SA	13,522	363,750
Wendel SA	398	68,957
Zodiac Aerospace	2,025	60,572

		18,222,752

Germany — 8.8%
adidas AG	2,491	499,582
Allianz SE	6,233	1,432,164
Axel Springer SE	487	38,057
BASF SE	11,630	1,280,163
Bayerische Motoren Werke AG	4,221	439,756
Beiersdorf AG	1,876	220,365
Brenntag AG	1,403	88,832
Commerzbank AG*	12,089	181,385
Continental AG	1,352	365,076
Covestro AG 144A	1,188	122,629
Daimler AG	11,841	1,005,886
Deutsche Bank AGΔ	26,568	506,057
Deutsche Boerse AG	2,426	281,769
Deutsche Lufthansa AG	3,059	112,753
Deutsche Post AG	11,584	552,488
Deutsche Telekom AG	42,112	747,563
Deutsche Wohnen SE	4,815	210,640
Drillisch AG	634	52,359
E.ON SE	26,940	292,887
Evonik Industries AG	1,751	65,906
Fraport AG Frankfurt Airport ServicesWorldwide	412	45,410
Fresenius Medical Care AG & Co. KGaA	3,248	342,089
Fresenius SE & Co. KGaA	5,986	467,352
GEA Group AG*	2,114	101,485
Hannover Rueck SE	793	99,810
HeidelbergCement AG	1,752	189,718
Henkel AG & Co KGaA	1,747	209,614
HOCHTIEF AG	215	38,076
HUGO BOSS AGΔ	951	80,947
Infineon Technologies AG	14,196	388,950
Innogy SE 144A	2,135	83,703

232	See Notes to Financial Statements.

	Shares	Value
K+S AG	1,931	$48,088
KION Group AG	713	61,578
LANXESS AG	1,208	96,082
Linde AG*	2,281	532,729
Merck KGaA	2,991	322,090
METRO AGΔ*	2,082	41,593
MTU Aero Engines AG	620	111,140
Muenchener Rueckversicherungs-Gesellschaft AG	1,808	392,106
OSRAM Licht AG	1,047	94,130
ProSiebenSat.1 Media SEΔ	2,829	97,436
RTL Group SA	567	45,629
RWE AG*	6,519	132,971
SAP SE	12,496	1,401,126
Siemens AG	9,509	1,325,199
Symrise AG	1,436	123,400
Telefonica Deutschland Holding AG	8,893	44,666
thyssenkrupp AG	4,887	141,989
TUI AG	5,007	104,107
Uniper SE	2,406	75,058
United Internet AG	1,502	103,337
Volkswagen AGΔ	584	118,210
Vonovia SE	6,623	328,910
Wirecard AG	1,403	156,673
Zalando SEΔ* 144A	1,333	70,558

		16,512,276

Hong Kong — 3.1%
AIA Group, Ltd.	145,600	1,242,087
ASM Pacific Technology, Ltd.	3,200	44,603
Bank of East Asia, Ltd. (The)	12,927	56,008
BOC Hong Kong Holdings, Ltd.	43,500	220,483
CK Asset Holdings, Ltd.	34,000	297,228
CK Hutchison Holdings, Ltd.	32,500	408,078
CK Infrastructure Holdings, Ltd.	9,500	81,651
CLP Holdings, Ltd.	26,000	266,062
First Pacific Co., Ltd.	38,000	25,778
Hang Lung Group, Ltd.	12,000	44,158
Hang Lung Properties, Ltd.	26,000	63,562
Hang Seng Bank, Ltd.	8,800	218,512
Henderson Land Development Co., Ltd.	14,278	94,116
HK Electric Investments & HK
Electric Investments, Ltd. 144A	86,500	79,161
HKT Trust & HKT, Ltd.	69,000	87,963
Hong Kong & China Gas Co., Ltd.	152,421	298,878
Hong Kong Exchanges and Clearing, Ltd.	14,517	445,571
Hysan Development Co., Ltd.	9,000	47,748
Kerry Properties, Ltd.	9,500	42,740
Li & Fung, Ltd.	86,000	47,222
Link REIT	27,500	255,013
MTR Corporation, Ltd.	21,477	125,901
New World Development Co., Ltd.Δ	76,854	115,485
NWS Holdings, Ltd.	21,399	38,619
PCCW, Ltd.	102,000	59,272
Power Assets Holdings, Ltd.	17,500	147,721
Shangri-La Asia, Ltd.	32,000	72,660

	Shares	Value
Sino Land Co., Ltd.	41,835	$74,108
Sun Hung Kai Properties, Ltd.	19,000	317,119
Swire Pacific, Ltd. Class A	6,500	60,192
Swire Properties, Ltd.	13,000	41,931
Techtronic Industries Co., Ltd.	17,500	114,123
WH Group, Ltd. 144A	113,500	128,131
Wharf Holdings, Ltd. (The)	15,000	51,838
Wharf Real Estate Investment Co., Ltd.*	15,000	99,836
Wheelock & Co., Ltd.	10,000	71,421
Yue Yuen Industrial Holdings, Ltd.	8,000	31,435

		5,916,414

Ireland — 0.5%
Bank of Ireland Group PLC*	9,604	81,758
CRH PLC	9,682	347,986
DCC PLC	962	96,959
James Hardie Industries PLC CDI	5,216	92,058
Kerry Group PLC Class A	2,819	316,252

		935,013

Israel — 0.5%
Azrieli Group	1,239	69,241
Bank Hapoalim BM	15,980	117,354
Bank Leumi Le-Israel BM	19,282	116,062
Bezeq The Israeli Telecommunication Corporation, Ltd.	62,148	93,946
Check Point Software Technologies, Ltd.*	1,600	165,792
Elbit Systems, Ltd.	512	68,394
Frutarom Industries, Ltd.	340	31,861
Israel Chemicals, Ltd.	20,530	83,130
Mizrahi Tefahot Bank, Ltd.	1,129	20,796
Nice, Ltd.	1,027	93,844

		860,420

Italy — 1.8%
Assicurazioni Generali SpA	14,076	256,714
Atlantia SpA	4,528	142,995
Enel SpA	105,552	649,697
Eni SpA	32,310	534,987
Intesa Sanpaolo SpA*	162,649	539,574
Leonardo SpA	3,992	47,515
Luxottica Group SpA	2,326	142,752
Mediobanca SpA	3,955	44,892
Poste Italiane SpA Δ 144A	1,382	10,405
Prysmian SpA	1,492	48,675
Recordati SpA	2,880	128,063
Snam SpA	19,199	93,987
Telecom Italia SpA*	170,573	142,934
Tenaris SAΔ	5,417	85,535
Terna Rete Elettrica Nazionale SpA	10,305	59,893
UniCredit SpA*	24,744	462,556

		3,391,174

Japan — 23.0%
ABC-Mart, Inc.	100	5,742
Acom Co., Ltd.Δ*	3,200	13,490
AEON Co., Ltd.	8,000	135,079

See Notes to Financial Statements.	233

INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
AEON Financial Service Co., Ltd.	800	$18,631
AEON Mall Co., Ltd.	900	17,605
AirWater, Inc.	2,000	42,210
Aisin Seiki Co., Ltd.	1,900	106,741
Ajinomoto Co., Inc.	9,400	176,946
Alfresa Holdings Corporation	1,900	44,635
Alps Electric Co., Ltd.Δ	2,100	60,013
Amada Holdings Co., Ltd.	4,700	63,988
ANA Holdings, Inc.	1,300	54,296
Aozora Bank, Ltd.	500	19,459
Asahi Glass Co., Ltd.	3,000	129,931
Asahi Kasei Corporation	15,000	193,499
ASICS Corporation	1,700	27,097
Astellas Pharma, Inc.	25,400	323,939
Bandai Namco Holdings, Inc.	2,400	78,491
Bank of Kyoto, Ltd. (The)Δ	600	31,258
Benesse Holdings, Inc.	900	31,751
Bridgestone Corporation	7,700	357,955
Brother Industries, Ltd.	2,500	61,682
Calbee, Inc.Δ	2,100	68,307
Canon, Inc.	13,400	499,490
Casio Computer Co., Ltd.	2,100	30,212
Central Japan Railway Co.	1,800	322,378
Chiba Bank, Ltd. (The)	12,000	99,898
Chubu Electric Power Co., Inc.	8,200	101,922
Chugai Pharmaceutical Co., Ltd.	3,200	163,870
Chugoku Electric Power Co., Inc. (The)	3,100	33,318
Coca-Cola Bottlers Japan Holdings, Inc.	3,900	142,432
Concordia Financial Group, Ltd.	13,500	81,473
Credit Saison Co., Ltd.	2,000	36,388
CYBERDYNE, Inc.Δ*	1,200	20,672
Dai Nippon Printing Co., Ltd.	3,500	78,061
Daicel Corporation	3,100	35,271
Daifuku Co., Ltd.	1,200	65,392
Dai-ichi Life Holdings, Inc.	12,400	255,759
Daiichi Sankyo Co., Ltd.	7,000	182,463
Daikin Industries, Ltd.	3,000	355,048
Daito Trust Construction Co., Ltd.	800	163,124
Daiwa House Industry Co., Ltd.	7,100	272,658
Daiwa House REIT Investment Corporation	13	30,886
Daiwa Securities Group, Inc.	19,000	119,202
DeNA Co., Ltd.	1,200	24,740
Denso Corporation	6,000	360,133
Dentsu, Inc.	2,500	105,946
Disco Corporation	300	66,749
Don Quijote Holdings Co., Ltd.	1,000	52,274
East Japan Railway Co.	4,300	419,601
Eisai Co., Ltd.	3,800	216,382
Electric Power Development Co., Ltd.	1,800	48,485
FamilyMart UNY Holdings Co., Ltd.	1,100	77,124
FANUC Corporation	2,300	552,367
Fast Retailing Co., Ltd.	700	279,006
Fuji Electric Co., Ltd.	5,000	37,675
FUJIFILM Holdings Corporation	4,700	192,088
Fujitsu, Ltd.	26,000	185,225

	Shares	Value
Fukuoka Financial Group, Inc.	8,000	$44,943
Hachijuni Bank, Ltd. (The)Δ	5,000	28,711
Hakuhodo DY Holdings, Inc.	1,900	24,670
Hamamatsu Photonics KK	1,200	40,364
Hankyu Hanshin Holdings, Inc.	2,600	104,531
Hikari Tsushin, Inc.	200	28,755
Hino Motors, Ltd.	2,100	27,211
Hirose Electric Co., Ltd.	300	43,852
Hisamitsu Pharmaceutical Co., Inc.	900	54,555
Hitachi Chemical Co., Ltd.	1,200	30,821
Hitachi Construction Machinery Co., Ltd.	900	32,709
Hitachi High-Technologies Corporation	600	25,294
Hitachi Metals, Ltd.	2,000	28,720
Hitachi, Ltd.	59,000	459,695
Honda Motor Co., Ltd.	21,200	726,642
Hoshizaki Corporation	600	53,197
Hoya Corporation	4,400	219,775
Hulic Co., Ltd.	5,100	57,303
Idemitsu Kosan Co., Ltd.	1,800	72,288
IHI Corporation	1,500	49,922
Iida Group Holdings Co., Ltd.	2,500	47,149
Inpex Corporation	10,400	130,052
Isetan Mitsukoshi Holdings, Ltd.Δ	3,600	44,635
Isuzu Motors, Ltd.	6,100	102,158
ITOCHU Corporation	17,500	326,625
J. Front Retailing Co., Ltd.	3,400	64,062
Japan Airlines Co., Ltd.	1,200	46,946
Japan Airport Terminal Co., Ltd.	400	14,839
Japan Exchange Group, Inc.	6,600	114,867
Japan Post Bank Co., Ltd.	3,800	49,475
Japan Post Holdings Co., Ltd.Δ	20,400	233,919
Japan Prime Realty Investment Corporation REIT	9	28,596
Japan Real Estate Investment Corporation REIT	13	61,726
Japan Retail Fund Investment
Corporation REIT	40	73,344
JFE Holdings, Inc.	6,600	158,505
JGC CorporationΔ	2,000	38,678
JSR Corporation	2,200	43,307
JTEKT Corporation	2,600	44,674
JXTG Holdings, Inc.	37,250	240,344
Kajima Corporation	10,000	96,206
Kakaku.com, Inc.Δ	1,200	20,288
Kamigumi Co., Ltd.	1,000	22,126
Kaneka Corporation	3,000	27,397
Kansai Electric Power Co., Inc. (The)	8,700	106,554
Kansai Paint Co., Ltd.	2,000	51,972
Kao Corporation	6,000	405,716
Kawasaki Heavy Industries, Ltd.	1,500	52,651
KDDI Corporation	22,100	550,073
Keihan Holdings Co., Ltd.	400	11,786
Keikyu CorporationΔ	3,000	57,644
Keio Corporation	1,400	61,566
Keisei Electric Railway Co., Ltd.	1,500	48,192
Keyence Corporation	1,200	672,234

234	See Notes to Financial Statements.

	Shares	Value
Kikkoman Corporation	4,000	$161,881
Kintetsu Group Holdings Co., Ltd.	1,900	72,847
Kobe Steel, Ltd.*	3,500	32,461
Koito Manufacturing Co., Ltd.	1,200	84,349
Komatsu, Ltd.	10,800	390,880
Konami Holdings Corporation	1,100	60,528
Konica Minolta, Inc.	4,700	45,217
Kose Corporation	400	62,445
Kubota Corporation	13,200	258,845
Kuraray Co., Ltd.	5,000	94,342
KuritaWater Industries, Ltd.	900	29,235
Kyocera Corporation	3,900	255,200
Kyowa Hakko Kirin Co., Ltd.	3,000	58,016
Kyushu Electric Power Co., Inc.	6,800	71,274
Kyushu Financial Group, Inc.	3,700	22,395
Kyushu Railway Co.	1,100	34,120
Lawson, Inc.	600	39,885
LINE CorporationΔ*	500	20,390
Lion Corporation	3,300	62,529
LIXIL Group Corporation	2,600	70,379
M3, Inc.	3,000	105,569
Mabuchi Motor Co., Ltd.	400	21,691
Makita Corporation	2,900	121,868
Marubeni Corporation	19,900	144,135
Marui Group Co., Ltd.Δ	3,000	54,928
Maruichi Steel Tube, Ltd.Δ	400	11,715
Mazda Motor Corporation	6,600	88,537
McDonald’s Holdings Co. Japan, Ltd.Δ	800	35,181
Mebuki Financial Group, Inc.	9,150	38,736
Medipal Holdings Corporation	2,200	43,092
MEIJI Holdings Co., Ltd.	2,300	195,758
Minebea Mitsumi, Inc.	4,000	83,887
MISUMI Group, Inc.	2,800	81,509
Mitsubishi Chemical Holdings Corporation	17,100	187,656
Mitsubishi Corporation	19,300	533,223
Mitsubishi Electric Corporation	24,000	398,633
Mitsubishi Estate Co., Ltd.	16,000	278,323
Mitsubishi Gas Chemical Co., Inc.	2,500	71,777
Mitsubishi Heavy Industries, Ltd.	3,800	141,984
Mitsubishi Materials Corporation	1,200	42,707
Mitsubishi Motors Corporation	8,400	60,684
Mitsubishi Tanabe Pharma Corporation	3,000	62,090
Mitsubishi UFJ Financial Group, Inc.	145,600	1,067,884
Mitsubishi UFJ Lease & Finance Co., Ltd.	4,000	23,821
Mitsui & Co., Ltd.	20,400	331,687
Mitsui Chemicals, Inc.	2,200	70,779
Mitsui Fudosan Co., Ltd.	11,000	246,505
Mitsui OSK Lines, Ltd.	1,300	43,381
Mixi, Inc.	600	26,945
Mizuho Financial Group, Inc.	295,300	536,218
MS&AD Insurance Group Holdings, Inc.	5,400	182,788
Murata Manufacturing Co., Ltd.Δ	2,200	295,221
Nabtesco Corporation	1,000	38,340
Nagoya Railroad Co., Ltd.	1,600	40,286

	Shares	Value
NEC Corporation	2,900	$78,243
Nexon Co., Ltd.*	2,200	64,043
NGK Insulators, Ltd.	3,000	56,659
NGK Spark Plug Co., Ltd.Δ	1,900	46,187
NH Foods, Ltd.	4,000	97,555
Nidec Corporation	2,900	406,914
Nikon Corporation	3,500	70,513
Nintendo Co., Ltd.	1,400	511,791
Nippon Building Fund, Inc. REIT	14	68,462
Nippon Electric Glass Co., Ltd.	600	22,898
Nippon Express Co., Ltd.	1,000	66,474
Nippon Paint Holdings Co., Ltd.	1,900	60,115
Nippon Prologis REIT, Inc.	17	35,954
Nippon Steel & Sumitomo Metal Corporation	9,300	238,618
Nippon Telegraph & Telephone Corporation	8,800	414,012
Nippon Yusen KKΔ*	1,700	41,476
Nissan Chemical Industries, Ltd.	1,600	63,830
Nissan Motor Co., Ltd.	28,000	279,192
Nisshin Seifun Group, Inc.	5,500	111,098
Nissin Foods Holdings Co., Ltd.	1,600	116,867
Nitori Holdings Co., Ltd.	900	128,320
Nitto Denko Corporation	1,900	168,795
NOK Corporation	800	18,680
Nomura Holdings, Inc.	41,700	246,147
Nomura Real Estate Holdings, Inc.	2,000	44,837
Nomura Real Estate Master Fund, Inc. REIT	37	45,940
Nomura Research Institute, Ltd.	1,719	79,943
NSK, Ltd.	4,700	73,999
NTT Data Corporation	7,500	89,128
NTT DOCOMO, Inc.	17,400	410,929
Obayashi Corporation	7,300	88,371
Obic Co., Ltd.	700	51,440
Odakyu Electric Railway Co., Ltd.	3,000	64,167
Oji Holdings Corporation	8,000	53,250
Olympus Corporation	3,200	122,689
Omron Corporation	2,100	125,245
Ono Pharmaceutical Co., Ltd.	4,900	114,199
Oracle Corporation	700	58,025
Oriental Land Co., Ltd.	2,900	264,327
ORIX Corporation	15,600	263,680
Osaka Gas Co., Ltd.	4,600	88,591
Otsuka Corporation	700	53,676
Otsuka Holdings Co., Ltd.	5,500	241,526
Panasonic Corporation	25,700	376,234
Park24 Co., Ltd.	800	19,149
Persol Holdings Co., Ltd.	2,100	52,633
Pola Orbis Holdings, Inc.	1,400	49,141
Rakuten, Inc.	11,300	103,548
Recruit Holdings Co., Ltd.	12,800	318,083
Renesas Electronics Corporation*	6,000	69,918
Resona Holdings, Inc.	23,900	142,774
Ricoh Co., Ltd.Δ	7,700	71,550
Rinnai Corporation	300	27,158
Rohm Co., Ltd.	1,100	121,837
Ryohin Keikaku Co., Ltd.	300	93,455

See Notes to Financial Statements.	235

INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Santen Pharmaceutical Co., Ltd.	4,300	$67,586
SBI Holdings, Inc.	2,400	50,183
Secom Co., Ltd.	2,700	203,851
Seibu Holdings, Inc.	2,300	43,499
Seiko Epson Corporation	3,000	70,797
Sekisui Chemical Co., Ltd.	5,400	108,407
Sekisui House, Ltd.	6,900	124,650
Seven & i Holdings Co., Ltd.	9,300	386,527
Seven Bank, Ltd.Δ	4,800	16,444
Sharp Corporation*	1,400	48,085
Shimadzu Corporation	3,000	68,214
Shimamura Co., Ltd.	200	22,010
Shimano, Inc.	900	126,603
Shimizu Corporation	6,000	61,984
Shin-Etsu Chemical Co., Ltd.	4,800	487,775
Shinsei Bank, Ltd.	400	6,919
Shionogi & Co., Ltd.	3,700	200,212
Shiseido Co., Ltd.	4,600	222,335
Shizuoka Bank, Ltd. (The)Δ	5,000	51,653
Showa Shell Sekiyu KK	2,900	39,379
SMC Corporation	700	288,138
SoftBank Group Corporation	10,100	799,574
Sohgo Security Services Co., Ltd.	600	32,643
Sompo Holdings, Inc.	4,400	170,416
Sony Corporation	15,500	699,237
Sony Financial Holdings, Inc.	2,000	35,429
Stanley Electric Co., Ltd.	1,300	52,785
Start Today Co., Ltd.	2,600	79,033
Subaru Corporation	7,800	248,035
SUMCO Corporation	2,800	71,767
Sumitomo Chemical Co., Ltd.	19,000	136,588
Sumitomo Corporation	15,400	261,735
Sumitomo Dainippon Pharma Co., Ltd.	3,000	44,571
Sumitomo Electric Industries, Ltd.	8,800	148,782
Sumitomo Heavy Industries, Ltd.	1,200	50,801
Sumitomo Metal Mining Co., Ltd.	2,500	114,888
Sumitomo Mitsui Financial Group, Inc.	16,400	708,544
Sumitomo Mitsui Trust Holdings, Inc.	4,300	170,702
Sumitomo Realty & Development Co., Ltd.	5,000	164,322
Sumitomo Rubber Industries, Inc.	2,100	39,065
Sundrug Co., Ltd.	800	37,204
Suntory Beverage & Food, Ltd.	5,200	231,214
Suruga Bank, Ltd.	1,500	32,177
Suzuken Co., Ltd.	900	37,022
Suzuki Motor Corporation	3,900	226,160
Sysmex Corporation	1,700	133,827
T&D Holdings, Inc.	6,200	106,034
Taiheiyo Cement Corporation	1,200	51,813
Taisei Corporation	3,000	149,368
Taisho Pharmaceutical Holdings Co., Ltd.	300	23,963
Taiyo Nippon Sanso Corporation	1,200	16,795
Takashimaya Co., Ltd.	3,000	31,578
Takeda Pharmaceutical Co., Ltd.	9,700	551,051
TDK Corporation	1,600	127,659

	Shares	Value
Teijin, Ltd.	2,600	$57,919
Terumo Corporation	3,600	170,615
THK Co., Ltd.	1,000	37,542
Tobu Railway Co., Ltd.	2,000	64,611
Toho Co., Ltd.	1,600	55,451
Toho Gas Co., Ltd.	800	21,939
Tohoku Electric Power Co., Inc.	5,500	70,339
Tokio Marine Holdings, Inc.	8,400	383,265
Tokyo Electric Power Co. Holdings, Inc.*	16,800	66,499
Tokyo Electron, Ltd.	2,000	362,103
Tokyo Gas Co., Ltd.	5,400	123,576
Tokyo Tatemono Co., Ltd.	2,300	31,068
Tokyu Corporation	7,000	111,702
Tokyu Fudosan Holdings Corporation	5,600	40,506
Toppan Printing Co., Ltd.	7,000	63,306
Toray Industries, Inc.	17,000	160,306
Toshiba Corporation*	78,000	219,445
Tosoh Corporation	3,500	79,334
TOTO, Ltd.	2,000	118,039
Toyo Seikan Group Holdings, Ltd.	2,300	36,947
Toyo Suisan Kaisha, Ltd.	2,700	115,380
Toyoda Gosei Co., Ltd.	500	12,722
Toyota Industries Corporation	2,100	134,937
Toyota Motor Corporation	31,316	2,004,724
Toyota Tsusho Corporation	2,500	100,621
Trend Micro, Inc.	1,500	85,068
Tsuruha Holdings, Inc.	400	54,386
Unicharm Corporation	6,800	176,797
United Urban Investment Corporation REIT	28	40,282
USS Co., Ltd.	2,200	46,587
West Japan Railway Co.	1,900	138,729
Yahoo Japan Corporation	17,200	78,921
Yakult Honsha Co., Ltd.	1,500	113,157
Yamada Denki Co., Ltd.	7,600	41,887
Yamaguchi Financial Group, Inc.	2,000	23,767
Yamaha Corporation	1,800	66,457
Yamaha Motor Co., Ltd.	3,100	101,660
Yamato Holdings Co., Ltd.	4,400	88,547
Yamazaki Baking Co., Ltd.Δ	5,000	97,493
Yaskawa Electric Corporation	3,100	136,601
Yokogawa Electric Corporation	2,500	47,881
Yokohama Rubber Co., Ltd. (The)	1,000	24,522

		43,285,433

Jersey — 1.3%
Experian PLC	16,169	357,148
Ferguson PLC	3,852	277,202
Glencore PLC*	147,035	774,225
Randgold Resources, Ltd.	1,270	127,059
Shire PLC	11,828	622,813
WPP PLC	19,560	354,144

		2,512,591

Netherlands — 4.3%
ABN AMRO Group NV CVA 144A	4,659	150,374
Aegon NV	21,999	140,292

236	See Notes to Financial Statements.

	Shares	Value
AerCap Holdings NV*	1,900	$99,959
Airbus SE	7,178	714,839
Akzo Nobel NV	2,978	260,912
Altice NV Class AΔ*	7,305	76,658
ArcelorMittal*	7,722	251,227
ASML Holding NV	4,573	796,426
BoskalisWestminster	993	37,447
CNH Industrial NV	11,766	157,692
EXOR NV	1,420	87,063
Ferrari NV	1,448	151,934
Fiat Chrysler Automobiles NV	12,552	224,552
ING Groep NV	47,372	871,062
Koninklijke Ahold Delhaize NV	14,599	321,167
Koninklijke DSM NV	2,211	211,354
Koninklijke KPN NV	40,973	142,961
Koninklijke Philips NV	13,358	505,510
Koninklijke Vopak NVΔ	953	41,816
NN Group NV	2,899	125,639
NXP Semiconductor NV*	4,162	487,329
QIAGEN NV*	4,650	146,122
Randstad Holding NV	1,696	104,271
RELX NV	15,283	351,434
STMicroelectronics NV	7,951	173,676
Unilever NV CVA	22,025	1,240,866
Wolters Kluwer NV	4,696	244,988

		8,117,570

New Zealand — 0.2%
Auckland International Airport, Ltd.	10,774	49,478
Fisher & Paykel Healthcare Corporation, Ltd.	6,808	69,236
Fletcher Building, Ltd.Δ	7,398	39,847
Mercury NZ, Ltd.	4,302	10,275
Meridian Energy, Ltd.	12,874	26,687
Ryman Healthcare, Ltd.	6,330	47,508
Spark New Zealand, Ltd.	18,489	47,564

		290,595

Norway — 0.8%
DNB ASA	10,659	197,456
Gjensidige Forsikring ASA	1,151	21,715
Marine Harvest ASAΔ*	10,772	182,363
Norsk Hydro ASA	13,545	102,859
Orkla ASA	25,401	269,305
Schibsted ASA, B Shares	1,488	39,508
Statoil ASAΔ	16,225	346,213
Telenor ASA	10,261	219,827
Yara International ASA	2,045	93,824

		1,473,070

Papua New Guinea — 0.1%
Oil Search, Ltd.	15,218	92,497

Portugal — 0.1%
EDP - Energias de Portugal SA	30,694	106,249
Galp Energia SGPS SA	5,042	92,711
Jeronimo Martins SGPS SA	2,628	51,066

		250,026

	Shares	Value
Singapore — 1.5%
Ascendas Real Estate Investment Trust	32,500	$66,096
CapitaLand Commercial Trust REIT	41,879	60,433
CapitaLand Mall Trust REIT	36,600	58,289
CapitaLand, Ltd.	42,200	111,381
City Developments, Ltd.	5,900	55,098
ComfortDelGro Corporation, Ltd.	29,600	43,821
DBS Group Holdings, Ltd.	21,612	401,554
Global Logistic Properties, Ltd.	36,100	90,962
Golden Agri-Resources, Ltd.	115,400	31,925
Hongkong Land Holdings, Ltd.	16,600	116,864
Hutchison Port Holdings Trust Class U	53,700	22,285
Jardine Cycle & Carriage, Ltd.	1,111	33,784
Jardine Matheson Holdings, Ltd.	2,600	157,950
Jardine Strategic Holdings, Ltd.	2,500	98,950
Keppel Corporation, Ltd.	17,700	97,271
Oversea-Chinese Banking Corporation, Ltd.	37,462	347,044
SATS, Ltd.	9,200	35,770
Sembcorp Industries, Ltd.	15,900	36,022
Singapore Airlines, Ltd.	5,600	44,676
Singapore Exchange, Ltd.	7,800	43,390
Singapore Press Holdings, Ltd.	18,400	36,457
Singapore Technologies Engineering, Ltd.	16,100	39,243
Singapore Telecommunications, Ltd.	112,100	299,224
StarHub, Ltd.	10,300	21,948
Suntec Real Estate Investment Trust	26,900	43,243
United Overseas Bank, Ltd.	15,359	303,746
UOL Group, Ltd.	7,561	50,145
Wilmar International, Ltd.	17,100	39,507
Yangzijiang Shipbuilding Holdings, Ltd.	35,300	38,798

		2,825,876

Spain — 3.2%
Abertis Infraestructuras SA	9,296	206,903
ACS Actividades de Construccion y Servicios SA	3,270	127,985
Aena SME SA 144A	901	182,700
Amadeus IT Group SA	5,624	405,620
Banco Bilbao Vizcaya Argentaria SA	79,169	675,575
Banco de Sabadell SA	55,869	111,009
Banco Santander SA	196,436	1,291,366
Bankia SAΔ	11,453	54,789
Bankinter SA	2,364	22,419
CaixaBank SA	40,595	189,425
Enagas SA	2,285	65,443
Endesa SA	3,605	77,231
Ferrovial SA	6,054	137,469
Gas Natural SDG SA	5,818	134,379
Grifols SA	6,400	187,561
Iberdrola SA	73,749	571,631
Industria de Diseno Textil SA	14,320	499,047
International Consolidated Airlines Group SA	9,036	78,452

See Notes to Financial Statements.	237

INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Mapfre SA	10,729	$34,474
Red Electrica Corporation SA	6,258	140,487
Repsol SA	14,465	255,912
Siemens Gamesa Renewable Energy SAΔ	2,932	40,210
Telefonica SAΔ	58,682	572,078

		6,062,165

Sweden — 2.6%
Alfa Laval AB	2,935	69,340
Arjo AB, B Shares*	3,597	10,265
Assa Abloy AB Class B	13,371	277,751
Atlas Copco AB, A Shares	8,156	352,166
Atlas Copco AB, B Shares	5,681	217,874
Boliden AB	2,787	95,334
Electrolux AB, Series B	4,581	147,598
Essity AB*	8,411	238,905
Getinge AB, B Shares	3,597	52,181
Hennes & Mauritz AB, B SharesΔ	11,084	228,758
Hexagon AB, B Shares	2,571	128,783
Husqvarna AB, B Shares	9,740	92,732
ICA Gruppen ABΔ	628	22,806
Industrivarden AB, C Shares	527	13,009
Investor AB, B Shares	6,178	281,746
Kinnevik AB Class B	2,697	91,170
L E Lundbergforetagen AB, B Shares	330	24,660
Lundin Petroleum AB	2,436	55,769
Millicom International Cellular SA SDR	1,082	73,073
Nordea Bank AB	36,242	438,716
Sandvik AB	14,112	247,211
Securitas AB, B Shares	4,765	83,182
Skandinaviska Enskilda Banken AB Class A	18,567	217,967
Skanska AB, B Shares	3,302	68,430
SKF AB, B Shares	3,875	86,068
Svenska Handelsbanken AB, A Shares	17,553	240,086
Swedbank AB, A Shares	10,095	243,542
Tele2 AB, B Shares	3,418	42,001
Telefonaktiebolaget LM Ericsson, B SharesΔ	35,949	235,990
Telia Co. AB	33,087	147,424
Volvo AB, B Shares	20,375	379,279

		4,903,816

Switzerland — 8.2%
ABB, Ltd.	22,627	606,514
Adecco Group AG	1,636	125,162
Barry Callebaut AG*	154	321,291
Chocoladefabriken Lindt & Spruengli AG	34	340,058
Cie Financiere Richemont SA	7,170	649,711
Clariant AG*	2,778	77,685
Coca-Cola HBC AG*	12,058	393,979
Credit Suisse Group AG*	31,717	566,346
Dufry AG*	216	32,119
EMS-Chemie Holding AG	12	8,011
Geberit AG	291	128,142
Givaudan SA	83	191,817

	Shares	Value
Julius Baer Group, Ltd.*	2,414	$147,647
LafargeHolcim, Ltd.*	5,253	296,293
Lonza Group AG*	1,061	286,686
Nestle SA	42,420	3,648,002
Novartis AG	29,088	2,459,696
Pargesa Holding SA	251	21,766
Partners Group Holding AG	30	20,565
Roche Holding AG	9,629	2,435,783
Schindler Holding AG	280	63,359
SGS SA	61	159,065
Sika AG	18	142,973
Sonova Holding AG	524	81,844
Straumann Holding AG	116	81,960
Swatch Group AG (The)	1,701	248,014
Swiss Prime Site AG*	335	30,940
Swiss Re AG	2,808	262,948
Swisscom AG	317	168,674
UBS Group AG*	44,792	824,638
Vifor Pharma AGΔ	732	93,824
Zurich Insurance Group AG	1,706	519,267

		15,434,779

United Kingdom — 15.2%
3i Group PLC	11,550	142,453
Admiral Group PLC	2,653	71,711
Anglo American PLC	17,314	362,219
Antofagasta PLC	4,327	58,713
Ashtead Group PLC	5,481	147,411
Associated British Foods PLC	6,840	260,428
AstraZeneca PLC	16,260	1,124,236
Auto Trader Group PLC 144A	6,651	31,681
Aviva PLC	53,312	364,575
Babcock International Group PLC	4,474	42,616
BAE Systems PLC	33,502	259,184
Barclays PLC	185,482	508,620
Barratt Developments PLC	5,701	49,839
Berkeley Group Holdings PLC	1,312	74,346
BHP Billiton PLC	25,662	527,509
BP PLC	233,897	1,650,666
British Land Co. PLC (The) REIT	16,514	154,179
BT Group PLC	115,818	424,862
Bunzl PLC	5,323	148,911
Burberry Group PLC	5,023	121,530
Capita PLC	9,793	53,007
Carnival PLC	2,263	149,470
Centrica PLC	94,626	175,414
Cobham PLC*	19,812	33,784
Coca-Cola European Partners PLC	6,877	274,193
Compass Group PLC	23,000	496,855
ConvaTec Group PLC 144A	23,024	63,881
Croda International PLC	1,285	76,754
Direct Line Insurance Group PLC	17,390	89,620
easyJet PLC	1,707	33,741
Fresnillo PLC	3,206	61,855
G4S PLC	14,238	51,327
GKN PLC	28,014	120,807
GlaxoSmithKline PLC	65,500	1,169,551

238	See Notes to Financial Statements.

	Shares	Value
Hammerson PLC REIT	9,324	$68,861
Hargreaves Lansdown PLC	3,813	92,769
HSBC Holdings PLC	233,262	2,415,265
IMI PLC	4,102	73,826
InterContinental Hotels Group PLC	2,501	159,348
Intertek Group PLC	2,227	156,052
Investec PLC	10,376	74,949
ITV PLC	47,151	105,359
J Sainsbury PLCΔ	40,758	132,841
John Wood Group PLC	11,264	98,853
Johnson Matthey PLC	2,874	119,320
Kingfisher PLC	39,382	179,561
Land Securities Group PLC REIT	8,412	114,483
Legal & General Group PLC	74,727	275,740
Lloyds Banking Group PLC	816,232	750,045
London Stock Exchange Group PLC	5,129	262,662
Marks & Spencer Group PLCΔ	28,015	119,071
Mediclinic International PLCΔ	7,116	62,402
Meggitt PLC	2,379	15,488
Merlin Entertainments PLC 144A	10,663	52,245
Micro Focus International PLC	6,029	205,374
Mondi PLC	5,463	142,428
National Grid PLC	47,322	559,117
Next PLC	1,784	108,992
Old Mutual PLC	59,692	186,734
Pearson PLC	12,528	124,492
Persimmon PLC	2,646	97,815
Prudential PLC	34,802	895,355
Reckitt Benckiser Group PLC	10,763	1,005,446
RELX PLC	15,143	355,544
Rio Tinto PLC	15,875	844,914
Rolls-Royce Holdings PLC*	16,262	185,967
Royal Bank of Scotland Group PLC*	26,652	100,036
Royal Dutch Shell PLC, A Shares	50,940	1,705,661
Royal Dutch Shell PLC, B Shares	45,550	1,542,711
Royal Mail PLC	9,538	58,272
RSA Insurance Group PLC	18,313	156,388
Sage Group PLC (The)	16,801	181,017
Schroders PLC	1,895	89,958
Segro PLC REIT	8,051	63,807
Severn Trent PLC	8,421	245,811
Sky PLC*	13,562	185,305
Smith & Nephew PLC	16,574	288,221
Smiths Group PLC	6,916	139,131
SSE PLC	17,559	312,936
St. James’s Place PLC	4,906	81,208
Standard Chartered PLC*	38,480	405,291
Standard Life Aberdeen PLC	37,077	218,560
Taylor Wimpey PLC	35,050	97,674
Tesco PLC	147,403	416,441
Travis Perkins PLC	1,670	35,332
Unilever PLC	20,882	1,163,137
United Utilities Group PLC	8,812	98,690

	Shares	Value
Vodafone Group PLC	332,910	$1,056,274
Weir Group PLC (The)	5,205	149,194
Whitbread PLC	1,870	100,991
WM Morrison Supermarkets PLC	58,477	173,617
Worldpay Group PLC 144A	23,534	135,359

		28,618,288

Total Foreign Common Stocks (Cost $160,837,507)		178,911,766

FOREIGN PREFERRED STOCKS — 0.6%
Germany — 0.6%
Bayerische MotorenWerke AG
4.76%, 05/12/17	887	79,437
FUCHS PETROLUB SE
2.00%, 05/08/17	942	50,014
Henkel AG & Co KGaA
1.48%, 04/07/17*	2,741	362,918
Porsche Automobil Holding SE
1.45%, 05/31/17	1,662	139,152
Schaeffler AG
3.54%, 04/27/17*	1,753	31,098
Volkswagen AG
1.24%, 05/11/17	2,174	434,180

		1,096,799

Total Foreign Preferred Stocks (Cost $1,037,672)		1,096,799

RIGHTS — 0.0%
Repsol SA*
(Cost $6,612)	14,465	6,578

MONEY MARKET FUNDS — 4.0%
GuideStone Money Market Fund
(Institutional Class)¥	7,055,829	7,055,829
Northern Institutional Liquid Assets
Portfolio§	504,978	504,978

Total Money Market Funds (Cost $7,560,807)		7,560,807

	Par
U.S. TREASURY OBLIGATION — 0.2%
U.S. Treasury Bill 1.42%, 06/07/18Ω‡‡
(Cost $298,155)	$300,000	298,098

TOTAL INVESTMENTS — 99.9% (Cost $169,740,753)		187,874,048
Other Assets in Excess of Liabilities — 0.1%		247,599

NET ASSETS — 100.0%		$188,121,647

See Notes to Financial Statements.	239

INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

Futures Contracts outstanding at December 31, 2017:

Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Counterparty	Value and Unrealized Appreciation (Depreciation)
MSCI EAFE Index E-Mini	03/2018	76	$7,772,900	GSC	$86,632

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2017, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Foreign Common Stocks
Australia	$12,242,265	$12,242,265	$—	$—
Austria	402,176	402,176	—	—
Belgium	1,496,993	1,496,993	—	—
Denmark	3,122,676	3,122,676	—	—
Finland	1,942,901	1,942,901	—	—
France	18,222,752	18,222,752	—	—
Germany	16,512,276	16,512,276	—	—
Hong Kong	5,916,414	5,916,414	—	—
Ireland	935,013	935,013	—	—
Israel	860,420	259,738	600,682	—
Italy	3,391,174	3,391,174	—	—
Japan	43,285,433	43,285,433	—	—
Jersey	2,512,591	2,512,591	—	—
Netherlands	8,117,570	8,117,570	—	—
New Zealand	290,595	290,595	—	—
Norway	1,473,070	1,473,070	—	—
Papua New Guinea	92,497	92,497	—	—
Portugal	250,026	250,026	—	—
Singapore	2,825,876	2,825,876	—	—
Spain	6,062,165	6,062,165	—	—
Sweden	4,903,816	4,903,816	—	—
Switzerland	15,434,779	15,434,779	—	—
United Kingdom	28,618,288	28,618,288	—	—
Foreign Preferred Stocks
Germany	1,096,799	1,096,799	—	—
Money Market Funds	7,560,807	7,560,807	—	—
Rights	6,578	6,578	—	—
U.S. Treasury Obligation	298,098	—	298,098	—

Total Assets - Investments in Securities	$187,874,048	$186,975,268	$898,780	$—

240	See Notes to Financial Statements.

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Other Financial Instruments***
Futures Contracts	$86,632	$86,632	$—	$—

Total Assets - Other Financial Instruments
	$86,632	$86,632	$—	$—

***Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding “Futures Contracts outstanding” disclosure.

Management has determined that the amount of transfers between Level 1 and Level 2 compared to total net assets is not material; therefore, the amount of transfers between Level 1 and Level 2 is not shown for the year ended December 31, 2017.

There were no transfers between Level 2 and Level 3 during the year ended December 31, 2017.

See Notes to Financial Statements.	241

International Equity Fund (Unaudited)

Developed non-U.S. markets outperformed their U.S. counterparts in what was a strong year for both market regions. The MSCI Europe, Australasia and Far East Index (Net) (“MSCI EAFE Index”), a measure of international developed market returns, posted a 25.03% return for the one-year period ended December 31, 2017. As was generally the case globally, growth-oriented equities were dominant relative to those that are value-orientated. At the country level, Japan, the United Kingdom and France contributed the most to the index’s return, with all countries positively contributing to index performance. Technology and materials were the strongest performing sectors. The weakest sector, telecommunications, still realized a double digit absolute return. Weakness in the U.S. dollar also had a positive effect on the index during the year.

The Fund primarily invests in equity securities of foreign companies in countries having economies and markets generally considered to be developed, but may also invest in equity securities of foreign companies located in emerging markets. The Fund’s portfolio is diversified among a large number of companies across different industries, economic sectors and countries. The Investor Class of the Fund outperformed its benchmark, the MSCI EAFE Index, for the one-year period ended December 31, 2017 (29.50% versus 25.03%). On a country basis, a tactical overweight exposure to China and security selection within Germany and Italy positively impacted benchmark-relative performance. On the negative side, security selection within the United Kingdom and France detracted from benchmark-relative performance. On a sector basis, security selection and an overweight to the technology and consumer discretionary sectors contributed, while underweight exposure and security selection to the telecommunications sector detracted from benchmark-relative returns during the year.

Within the Fund, certain derivatives were utilized to express active views in currency and country selection. These derivative positions primarily included currency forward contracts, stock index futures and stock index future swaps. Overall, derivative exposure had a slight positive impact on Fund performance over the course of the year.

This Fund may be suitable to investors who seek higher, long-term rates of return, can accept significant short-term fluctuations in account value and want to diversify their portfolio with international equities. Securities of foreign issuers may be negatively impacted by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries, and they also may be subject to inadequate regulatory or accounting standards, which may increase investment risk. Investing in emerging markets may involve greater risks than investing in more developed foreign markets because, among other things, emerging markets often have more political and economic instability. To the extent that the investment adviser misjudges current market conditions, the Fund’s volatility may be amplified by its use of short sales and derivatives and by its ability to select sub-advisers to allocate assets. Derivatives involve different risks from, and in some respects greater than, those associated with investing directly in securities, currencies or other instruments. Derivatives may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in value of the underlying instruments may produce disproportionate losses to the Fund. Short sales involve selling a security the Fund does not own in anticipation that the security will decline in price. Short sales expose the Fund to the risk that it will required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. The Fund’s potential loss on a short position is limited only by the maximum attainable price of the security less the price at which the security was sold by the Fund. Therefore, in theory, stocks sold short have unlimited risk. The Fund’s use of short sales in effect “leverages” the Fund. The use of leverage may magnify the Fund’s gains or losses, and leverage also creates interest expense that may lower the Fund’s overall returns. It is possible to lose money by investing in the Fund.

242	See Notes to Financial Statements.

International Equity Fund (Unaudited)

At December 31, 2017, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

%
Financials	17.2
Industrials	15.3
Consumer Discretionary	14.6
Information Technology	11.7
Health Care	11.4
Energy	6.7
Consumer Staples	6.5
Materials	6.0
Money Market Funds	5.4
Telecommunication Services	4.6
Utilities	3.8
Real Estate	1.4
Foreign Preferred Stocks	0.2
U.S. Treasury Obligation	0.1
Foreign Preferred Stocks Sold Short	(0.1)
Foreign Common Stocks Sold Short	(4.5)

100.3

See Notes to Financial Statements.	243

International Equity Fund (Unaudited)

Average Annual Total Returns as of 12/31/17
	Institutional Class	Investor Class*	Benchmark**
One Year	29.85%	29.50%	25.03%
Five Year	7.91%	7.64%	6.80%
Ten Year	2.07%	1.83%	1.84%
Since Inception	6.38%	6.17%	6.56%
Inception Date	08/27/01	08/27/01
Total Fund Operating Expenses (May 1, 2017 Prospectus as amended July 1, 2017)(1)	1.01%	1.28%

(1)Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2007 to December 31, 2017, with all dividends and capital gains reinvested, with the MSCI EAFE Index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

244	See Notes to Financial Statements.

INTERNATIONAL EQUITY FUND SCHEDULE OF INVESTMENTS	December 31, 2017

	Shares	Value
COMMON STOCKS — 2.2%
Consumer Discretionary — 1.2%
Amazon.com, Inc.*	4,055	$4,742,201
MakeMyTrip, Ltd.*Δ	18,071	539,419
Tesla, Inc.*Δ	14,562	4,533,879
Yum China Holdings, Inc.	230,174	9,211,563

		19,027,062

Financials — 0.3%
XL Group, Ltd.	124,000	4,359,840

Health Care — 0.3%
Illumina, Inc.*	25,936	5,666,757

Information Technology — 0.4%
MercadoLibre, Inc.Δ	14,034	4,415,938
NVIDIA Corporation	7,838	1,516,653

		5,932,591

Total Common Stocks (Cost $23,627,196)		34,986,250

FOREIGN COMMON STOCKS — 97.0%
Australia — 2.3%
AGL Energy, Ltd.	6,610	125,635
Ansell, Ltd.	14,813	280,856
ASX, Ltd.	2,303	98,579
Aurizon Holdings, Ltd.	205,490	795,255
Australia & New Zealand Banking
Group, Ltd.	141,455	3,172,042
Bendigo and Adelaide Bank, Ltd.	71,804	653,813
BHP Billiton, Ltd.	58,894	1,358,802
BlueScope Steel, Ltd.	135,140	1,620,659
CIMIC Group, Ltd.	76,428	3,068,115
Computershare, Ltd.	5,607	71,310
Dexus REIT	12,849	97,748
Fortescue Metals Group, Ltd.	83,752	318,896
Goodman Group REIT	30,218	198,523
GPT Group (The)*y†††	63,198	—
GPT Group (The) REIT	23,870	95,171
Lend Lease Group	214,660	2,738,437
Macquarie Group, Ltd.	3,242	252,021
Mirvac Group REIT	50,120	91,899
Newcrest Mining, Ltd.	87,136	1,551,483
Orica, Ltd.	27,825	392,959
Origin Energy, Ltd.*	214,979	1,580,086
Qantas Airways, Ltd.	154,446	607,353
QBE Insurance Group, Ltd.	1,748,174	14,567,657
Rio Tinto, Ltd.	8,019	474,330
Scentre Group REIT	93,514	305,720
South32, Ltd.	571,068	1,555,060
Stockland REIT	41,895	146,445
Suncorp Group, Ltd.	31,433	339,925
Vicinity Centres REIT	52,810	112,078
Westfield Corporation REIT	35,358	261,811

		36,932,668

Austria — 0.5%
ams AG*Δ	14,008	1,271,494
Erste Group Bank AG*	148,140	6,417,512

		7,689,006

	Shares	Value
Belgium — 0.4%
Ageas	7,838	$382,901
Bekaert SA NV	1,852	80,985
bpost SA	27,423	835,255
Galapagos NV*	13,953	1,322,244
Groupe Bruxelles Lambert SA	415	44,810
Solvay SA	2,623	364,761
UCB SA	16,878	1,340,216
Umicore SA	48,640	2,302,622

		6,673,794

Brazil — 0.3%
Cielo SA	708,200	5,020,630

Canada — 0.8%
Canadian National Railway Co.Δ	113,938	9,399,885
Suncor Energy, Inc.	94,514	3,470,025

		12,869,910

China — 3.1%
Alibaba Group Holding, Ltd. ADR*Δ	70,278	12,118,036
Baidu, Inc. ADR*	44,101	10,328,895
Ctrip.com International, Ltd. ADR*	84,827	3,740,871
New Oriental Education &
Technology Group, Inc. ADR	56,655	5,325,570
TAL Education Group ADR	118,013	3,506,166
Tencent Holdings, Ltd.	286,500	14,888,165

		49,907,703

Colombia — 0.4%
Ecopetrol SA ADRΔ	451,200	6,601,056

Denmark — 1.3%
Chr. Hansen Holding A/SΔ	16,406	1,538,881
Danske Bank A/S	12,496	486,572
Dfds A/S	2,804	149,720
FLSmidth & Co. A of S	1,435	83,560
Genmab A/S*	25,292	4,194,476
GN Store Nord A/S	44,674	1,443,605
H Lundbeck A/S	32,771	1,663,717
ISS A/S	170,519	6,603,980
Nets A/S* 144A	25,731	676,793
Novozymes A/S, B Shares	28,321	1,618,095
TDC A/S	149,986	921,715
VestasWind Systems A/S	28,209	1,949,493
William Demant Holding A/S*	6,275	175,466

		21,506,073

Finland — 0.2%
Neste OYJ	25,586	1,637,811
Nokia OYJ	84,689	395,686
UPM-Kymmene OYJ	65,849	2,047,121

		4,080,618

France — 8.7%
Air France-KLM*	8,516	138,759
Air Liquide SA	120,842	15,231,439
Amundi SA 144A	2,287	193,868
Arkema SA	4,859	592,044
Atos SE	18,334	2,669,463
BioMerieux	4,476	401,125

See Notes to Financial Statements.	245

INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
BNP Paribas SA	38,607	$2,883,582
Capgemini SE	16,844	1,998,594
Christian Dior SE	24,150	8,824,756
Cie de St-Gobain	327,638	18,073,529
Cie Generale des Etablissements
Michelin	22,063	3,164,762
CNP Assurances	12,903	298,099
Eiffage SA	2,391	262,040
Elior Group SA 144A	14,262	294,759
Engie SA	265,304	4,563,189
Essilor International Cie Generale d’Optique SA	6,149	848,087
Eutelsat Communications SA	7,356	170,300
Faurecia	8,572	669,869
Gecina SA REIT	674	124,459
Imerys SA	2,766	260,657
Kering	12,423	5,857,955
Klepierre REIT	4,327	190,356
L’Oreal SA	55,572	12,332,108
Lagardere SCA	43,875	1,407,159
Orange SA	42,720	741,954
Peugeot SA	208,297	4,237,481
Renault SA	16,638	1,675,104
Rexel SA	4,917	89,203
Sanofi	337,736	29,115,958
Schneider Electric SE*	133,776	11,373,819
Societe BIC SA	989	108,768
Societe Generale SA	140,893	7,277,623
Sodexo SA	5,762	774,662
Sopra Steria Group	580	108,458
Teleperformance	9,230	1,322,863
Thales SA	14,548	1,568,893
TOTAL SA	18,943	1,046,546
Unibail-Rodamco SE REIT	1,666	419,779
Valeo SA	8,378	625,959
Vinci SA	1,202	122,805

		142,060,833

Germany — 9.4%
AIXTRON SE*	60,791	844,646
Allianz SE	62,832	14,436,989
Aurubis AG	9,866	918,370
BASF SE	31,272	3,442,242
Bayerische Motoren Werke AG	46,188	4,812,003
Beiersdorf AG	83,231	9,776,756
CECONOMY AG	5,587	84,498
Covestro AG 144A	32,045	3,307,784
Daimler AG	158,815	13,491,236
Delivery Hero AG* 144A	42,025	1,663,982
Deutsche Boerse AG	38,708	4,495,759
Deutsche Lufthansa AG	65,209	2,403,564
Deutsche Telekom AG	932,722	16,557,477
Deutsche Wohnen SE	6,238	272,891
E.ON SE	36,172	393,256
Evonik Industries AGΔ	179,602	6,760,093
Fresenius SE & Co. KGaA	5,433	424,177
HOCHTIEF AG	4,825	854,497

	Shares	Value
HUGO BOSS AGΔ	78,200	$6,656,178
Infineon Technologies AG	64,357	1,763,290
Linde AG*	36,798	8,594,203
MorphoSys AG*Δ	11,352	1,043,073
Muenchener
Rueckversicherungs-Gesellschaft
AG	35,515	7,702,241
OSRAM Licht AG	5,655	508,411
Rheinmetall AG	20,226	2,568,785
Rocket Internet SE*Δ 144A	51,551	1,306,655
RWE AG*	155,780	3,177,515
Salzgitter AG	7,987	456,113
SAP SE	189,516	21,249,668
Scout24 AG 144A	1,915	78,237
Siemens AG	13,929	1,941,181
Software AG	20,613	1,158,965
Suedzucker AG	138,625	3,007,232
Talanx AG	10,019	409,566
TUI AG	12,892	268,055
Uniper SE	35,455	1,106,058
Vonovia SE	8,154	404,942
Wacker Chemie AG	1,980	385,339
Zalando SE*Δ 144A	92,175	4,878,950

		153,604,877

Hong Kong — 3.7%
AIA Group, Ltd.	2,389,800	20,386,948
ASM Pacific Technology, Ltd.	3,100	43,210
China Mobile, Ltd.	937,500	9,509,574
CK Asset Holdings, Ltd.	103,500	904,798
CK Hutchison Holdings, Ltd.	1,060,500	13,315,890
CK Infrastructure Holdings, Ltd.	11,000	94,543
Hang Lung Properties, Ltd.	61,000	149,126
Henderson Land Development Co.,
Ltd.	172,000	1,133,773
Hong Kong Exchanges and Clearing,
Ltd.	72,707	2,231,598
Kerry Properties, Ltd.	380,500	1,711,869
Li & Fung, Ltd.	420,000	230,620
Link REIT	41,000	380,200
New World Development Co., Ltd.	979,000	1,471,097
NWS Holdings, Ltd.	19,000	34,290
PCCW, Ltd.	62,000	36,028
Shangri-La Asia, Ltd.	42,000	95,366
Sino Land Co., Ltd.	508,000	899,892
Sun Hung Kai Properties, Ltd.	57,000	951,356
WH Group, Ltd. 144A	4,644,500	5,243,220
Wharf Holdings, Ltd. (The)	35,000	120,954
Wheelock & Co., Ltd.	94,000	671,355
Yue Yuen Industrial Holdings, Ltd.	21,000	82,518

		59,698,225

India — 0.6%
Housing Development Finance
Corporation, Ltd.	41,635	1,115,703
Tata Consultancy Services, Ltd.	197,462	8,356,654

		9,472,357

246	See Notes to Financial Statements.

	Shares	Value
Ireland — 0.5%
Bank of Ireland Group PLC*	187,100	$1,605,117
CRH PLC	175,951	6,311,976
DCC PLC	3,935	396,604

		8,313,697

Italy — 3.7%
A2A SpA	1,889,263	3,495,455
Autogrill SpA	81,387	1,123,000
DiaSorin SpA	2,459	218,332
Enel SpA	3,646,864	22,447,289
Eni SpA	1,384,543	22,925,166
Intesa Sanpaolo SpA*	535,958	1,781,302
Leonardo SpA	65,808	783,281
Luxottica Group SpA	2,977	182,705
Mediobanca SpA	447,300	5,077,115
Moncler SpA	26,926	842,571
Prysmian SpA	38,263	1,248,289

		60,124,505

Japan — 17.0%
ABC-Mart, Inc.	81,200	4,662,649
Alfresa Holdings Corporation	3,400	79,874
Amada Holdings Co., Ltd.	33,800	460,166
Aozora Bank, Ltd.	9,900	385,281
Astellas Pharma, Inc.	108,500	1,383,754
Bandai Namco Holdings, Inc.	62,900	2,057,124
Brother Industries, Ltd.	56,800	1,401,411
Canon, Inc.	135,650	5,056,401
Citizen Holdings Co., Ltd.	91,200	669,380
Daicel Corporation	59,900	681,534
Daikin Industries, Ltd.	84,000	9,941,336
Daito Trust Construction Co., Ltd.	1,000	203,905
Daiwa House Industry Co., Ltd.	9,100	349,463
Denso Corporation	137,400	8,247,049
Don Quijote Holdings Co., Ltd.	27,600	1,442,769
Ezaki Glico Co., Ltd.	3,600	179,561
Fuji Electric Co., Ltd.	950,000	7,158,198
FUJIFILM Holdings Corporation	156,800	6,408,378
Fujitsu, Ltd.	391,000	2,785,495
Haseko Corporation	160,900	2,500,430
Hitachi Chemical Co., Ltd.	19,200	493,142
Hitachi High-Technologies
Corporation	24,800	1,045,485
Hitachi, Ltd.	1,469,000	11,445,619
Honda Motor Co., Ltd.	499,100	17,106,938
Hoya Corporation	174,400	8,711,100
Idemitsu Kosan Co., Ltd.	8,900	357,422
IHI CorporationΔ	25,399	845,318
Isuzu Motors, Ltd.	265,500	4,446,403
ITOCHU Corporation	45,900	856,691
Itochu Techno-Solutions Corporation	6,400	277,755
Japan Airlines Co., Ltd.	30,300	1,185,377
Japan Real Estate Investment
Corporation REIT	17	80,719
Japan Retail Fund Investment
Corporation REIT	45	82,512
JFE Holdings, Inc.	67,400	1,618,677
JTEKT Corporation	4,700	80,756

	Shares	Value
JXTG Holdings, Inc.	124,400	$802,652
Kajima Corporation	125,000	1,202,574
Kamigumi Co., Ltd.	13,500	298,695
Kao Corporation	7,900	534,192
Kyowa Hakko Kirin Co., Ltd.	26,300	508,611
Kyushu Railway Co.	134,200	4,162,671
M3, Inc.	136,100	4,789,319
Mabuchi Motor Co., Ltd.	2,800	151,835
Marubeni Corporation	12,400	89,813
Matsumotokiyoshi Holdings Co., Ltd.	30,000	1,235,412
Mebuki Financial Group, Inc.	173,500	734,497
Medipal Holdings Corporation	8,500	166,492
Minebea Mitsumi, Inc.	51,700	1,084,243
Mitsubishi Corporation	59,900	1,654,925
Mitsubishi Electric Corporation	507,800	8,434,415
Mitsubishi Estate Co., Ltd.	22,000	382,694
Mitsubishi Gas Chemical Co., Inc.	42,900	1,231,697
Mitsubishi UFJ Financial Group, Inc.	259,100	1,900,335
Mitsui Chemicals, Inc.	28,600	920,124
Mitsui Fudosan Co., Ltd.	16,000	358,553
Mixi, Inc.	10,600	476,024
MS&AD Insurance Group Holdings, Inc.	63,000	2,132,523
Nexon Co., Ltd.*	21,600	628,782
NGK Insulators, Ltd.	9,900	186,973
NH Foods, Ltd.	36,000	877,994
Nhk Spring Co., Ltd.	29,300	322,449
Nidec Corporation	23,100	3,241,278
Nippon Building Fund, Inc. REIT	16	78,243
Nippon Electric Glass Co., Ltd.	29,100	1,110,539
Nippon Express Co., Ltd.	28,600	1,901,167
Nippon Telegraph & Telephone
Corporation	51,000	2,399,388
NOK Corporation	4,800	112,082
NTT DOCOMO, Inc.	27,200	642,371
Obayashi Corporation	97,400	1,179,087
Olympus Corporation	206,500	7,917,284
ORIX Corporation	65,100	1,100,359
Otsuka Holdings Co., Ltd.	30,200	1,326,200
Pigeon Corporation	29,500	1,123,186
Pola Orbis Holdings, Inc.	11,600	407,171
Rakuten, Inc.	253,400	2,322,037
Resona Holdings, Inc.	399,400	2,385,943
Rohm Co., Ltd.	5,400	598,110
SBI Holdings, Inc.	54,700	1,143,760
Secom Co., Ltd.	133,300	10,064,194
Seibu Holdings, Inc.	357,200	6,755,653
Sekisui Chemical Co., Ltd.	255,500	5,129,274
Sekisui House, Ltd.	7,300	131,876
Seven & i Holdings Co., Ltd.	11,200	465,495
Shimamura Co., Ltd.	5,600	616,286
Shimizu Corporation	28,100	290,290
Shinsei Bank, Ltd.	48,100	832,012
Shionogi & Co., Ltd.	16,000	865,782
Shiseido Co., Ltd.	3,000	145,001
SMC Corporation	9,700	3,992,776
SoftBank Group Corporation	96,900	7,671,160
Sojitz Corporation	219,000	672,501

See Notes to Financial Statements.	247

INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Sompo Holdings, Inc.	36,800	$1,425,296
Square Enix Holdings Co., Ltd.	14,900	708,800
Start Today Co., Ltd.	47,700	1,449,944
Subaru Corporation	2,400	76,319
SUMCO Corporation	23,700	607,460
Sumitomo Chemical Co., Ltd.	19,000	136,587
Sumitomo Corporation	528,400	8,980,572
Sumitomo Dainippon Pharma Co., Ltd.	58,800	873,585
Sumitomo Electric Industries, Ltd.	343,100	5,800,803
Sumitomo Heavy Industries, Ltd.	6,400	270,939
Sumitomo Mitsui Financial Group, Inc.	19,700	851,117
Sumitomo Osaka Cement Co., Ltd.	849,000	4,091,475
Sumitomo Realty & Development Co., Ltd.	6,000	197,187
Sysmex Corporation	16,500	1,298,913
Taisei Corporation	32,900	1,638,065
Takeda Pharmaceutical Co., Ltd.	262,300	14,901,108
Terumo Corporation	95,400	4,521,287
THK Co., Ltd.	9,100	341,629
Tokio Marine Holdings, Inc.	209,800	9,572,503
Tokyo Electric Power Co. Holdings, Inc.*	255,800	1,012,530
Tokyo Electron, Ltd.	15,900	2,878,722
Toshiba Corporation*	112,000	315,101
Tosoh Corporation	83,900	1,901,758
Toyota Boshoku Corporation	17,600	368,479
Trend Micro, Inc.	95,500	5,415,975

		276,213,225

Jersey — 1.4%
Experian PLC	318,325	7,031,308
Glencore PLC*	24,924	131,239
IWG PLC	99,221	344,821
Randgold Resources, Ltd.	1,392	139,264
Shire PLC	77,499	4,080,776
WPP PLC	630,464	11,414,874

		23,142,282

Malaysia — 0.4%
CIMB Group Holdings Bhd	3,735,700	6,036,936
Netherlands — 6.8%
ABN AMRO Group NV CVA 144A	76,453	2,467,594
Airbus SE	114,900	11,442,610
Akzo Nobel NV	2,091	183,199
ASM International NV	11,275	762,591
ASML Holding NV	52,392	9,124,498
ASR Nederland NV	11,371	468,040
CNH Industrial NV	567,251	7,602,482
EXOR NV	2,756	168,977
Ferrari NV	52,659	5,525,345
Fiat Chrysler Automobiles NV	782,074	13,991,119
Gemalto NV	3,241	192,491
ING Groep NV	1,120,434	20,602,206
Koninklijke Ahold Delhaize NV	672,564	14,795,904
Koninklijke DSM NV	6,472	618,672
Koninklijke Philips NV	311,338	11,782,048

	Shares	Value
Koninklijke Vopak NVΔ	109,600	$4,809,085
NN Group NV	11,320	490,593
Philips Lighting NV 144A	15,484	568,501
Randstad Holding NV	30,197	1,856,521
STMicroelectronics NV	62,040	1,354,853
Unilever NV CVA	5,393	303,836
Wolters Kluwer NV	17,568	916,513

		110,027,678

Nigeria — 0.0%
Afriland Properties PLC* Y†††	364,373	—

Norway — 0.3%
DNB ASA	33,883	627,677
Leroy Seafood Group ASA	106,554	570,756
Marine Harvest ASA*	39,870	674,973
Norsk Hydro ASA	94,061	714,284
Salmar ASA	22,476	675,599
Schibsted ASA, B Shares	43,398	1,152,262

		4,415,551

Portugal — 0.1%
EDP - Energias de Portugal SA	96,013	332,355
Galp Energia SGPS SA	33,648	618,709
Jeronimo Martins SGPS SA	48,978	951,720

		1,902,784

Singapore — 3.3%
Ascendas Real Estate Investment Trust	2,935,400	5,969,784
CapitaLand Commercial Trust REIT	68,000	98,127
CapitaLand Mall Trust REIT	56,200	89,503
DBS Group Holdings, Ltd.	442,000	8,212,419
Jardine Matheson Holdings, Ltd.	68,800	4,179,600
Oversea-Chinese Banking Corporation, Ltd.	14,900	138,032
Sembcorp Industries, Ltd.	14,800	33,530
Singapore Exchange, Ltd.	13,600	75,654
Singapore Telecommunications, Ltd.	2,835,500	7,568,683
Suntec Real Estate Investment Trust	61,800	99,346
United Overseas Bank, Ltd.	1,303,358	25,775,782
UOL Group, Ltd.	14,686	97,398
Yangzijiang Shipbuilding Holdings, Ltd.	1,347,100	1,480,606

		53,818,464

South Korea — 0.2%
Celltrion, Inc.*	5,598	1,154,678
Samsung Securities Co., Ltd.	88,100	3,007,065

		4,161,743

Spain — 4.8%
Abertis Infraestructuras SA	12,295	273,653
ACS Actividades de Construccion y Servicios SA	7,650	299,414
Aena SME SA 144A	594	120,448
Amadeus IT Group SA	181,895	13,118,810
Banco Bilbao Vizcaya Argentaria SA	476,653	4,067,439
Banco de Sabadell SA	3,144,452	6,247,874
Banco Santander SA	1,010,967	6,646,075

248	See Notes to Financial Statements.

	Shares	Value
Distribuidora Internacional de Alimentacion SA	124,603	$643,320
Ebro Foods SA	326,408	7,644,825
Endesa SA	55,765	1,194,672
Grifols SA	17,550	514,326
Iberdrola SA	1,667,150	12,922,132
Industria de Diseno Textil SA	201,242	7,013,212
International Consolidated Airlines Group SA	114,259	1,004,277
Mapfre SA	226,603	728,120
Mediaset Espana Comunicacion SA	21,751	244,251
Melia Hotels International SA	26,199	361,501
Repsol SA	241,632	4,274,902
Telefonica SA	1,049,862	10,234,875

		77,554,126

Sweden — 2.7%
Alfa Laval AB	68,330	1,614,311
Atlas Copco AB, A Shares	135,154	5,835,787
Atlas Copco AB, B Shares	6,930	265,775
BillerudKorsnas AB	4,846	83,001
Boliden AB	84,197	2,880,092
Electrolux AB, Series B	46,515	1,498,691
Elekta AB, B SharesΔ	92,647	765,178
Essity AB*	36,037	1,023,591
Holmen AB	1,616	85,892
Investor AB, B Shares	8,150	371,678
Kinnevik AB Class B	92,007	3,110,232
NCC AB, B Shares	6,774	129,896
Sandvik AB	33,533	587,423
Skandinaviska Enskilda Banken AB Class A	30,307	355,788
Svenska Cellulosa AB SCA Class B	147,297	1,518,202
Svenska Handelsbanken AB, A Shares	214,377	2,932,196
Tele2 AB, B Shares	10,793	132,625
Telefonaktiebolaget LM Ericsson, B SharesΔ	939,816	6,169,508
Telia Co. AB	3,108,120	13,848,641
Volvo AB, B Shares	13,033	242,608

		43,451,115

Switzerland — 7.7%
ABB, Ltd.	569,045	15,253,174
Adecco Group AG	37,315	2,854,773
Aryzta AG*Δ	112,900	4,477,998
Bucher Industries AG	259	105,253
Cie Financiere Richemont SA	30,474	2,761,408
Credit Suisse Group AG*Δ	436,460	7,793,528
GAM Holding AG*	7,596	122,774
Georg Fischer AG	294	388,601
Lonza Group AG*	2,453	662,810
Nestle SA	161,043	13,849,252
Novartis AG	314,570	26,600,203
Roche Holding AG	74,972	18,965,158
Sika AG	170	1,350,300
Sonova Holding AG	782	122,141
Straumann Holding AG	1,012	715,031
Sunrise Communications Group AG* 144A	1,801	164,492

	Shares	Value
Swiss Life Holding AG*	4,240	$1,501,154
Swiss Re AG	17,537	1,642,210
Temenos Group AG*	19,412	2,490,122
UBS Group AG*Δ	588,778	10,839,630
Zurich Insurance Group AG	40,177	12,228,948

		124,888,960

Taiwan — 1.4%
MediaTek, Inc.	510,100	5,039,549
Taiwan Semiconductor Manufacturing Co., Ltd. ADRΔ	439,865	17,440,647

		22,480,196

Turkey — 0.0%
Yapi ve Kredi Bankasi AS*	1	1

United Kingdom — 15.0%
3i Group PLC	34,312	423,191
Ashtead Group PLC	60,863	1,636,910
ASOS PLC*	2,494	226,112
Associated British Foods PLC	12,265	466,980
AstraZeneca PLC	3,650	252,365
Babcock International Group PLC	457,300	4,355,924
Barclays PLC	1,011,739	2,774,345
Barratt Developments PLC	242,292	2,118,170
BBA Aviation PLC	118,677	560,331
Bellway PLC	2,534	121,900
Berkeley Group Holdings PLC	4,234	239,923
BHP Billiton PLC	85,804	1,763,790
BP PLC	3,069,293	21,660,720
BP PLC ADR	92,800	3,900,384
British Land Co. PLC (The) REIT	18,907	176,521
BT Group PLC	1,159,091	4,251,961
Burberry Group PLC	39,244	949,496
Close Brothers Group PLC	26,052	509,321
Coca-Cola European Partners PLC	149,700	5,965,545
Compass Group PLC	521,620	11,268,245
Dialog Semiconductor PLC*	52,600	1,637,759
Dixons Carphone PLC	548,821	1,474,572
DS Smith PLC	775,133	5,415,875
G4S PLC	2,808,717	10,125,146
GKN PLC	138,420	596,920
GlaxoSmithKline PLC	1,141,151	20,376,090
Hammerson PLC REIT	15,352	113,379
Hays PLC	68,383	168,867
Howden Joinery Group PLC	12,983	81,825
HSBC Holdings PLC	25,849	267,648
Inchcape PLC	91,313	964,715
Indivior PLC*	377,560	2,080,851
Intermediate Capital Group PLC	66,979	1,036,347
Investec PLC	126,012	910,223
JD Sports Fashion PLC	33,087	150,189
John Wood Group PLC	767,916	6,739,212
Kingfisher PLC	2,661,798	12,136,353
Land Securities Group PLC REIT	14,472	196,957
Lloyds Banking Group PLC	17,887,805	16,437,321
London Stock Exchange Group PLC	5,849	299,534
Man Group PLC	752,120	2,100,002

See Notes to Financial Statements.	249

INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Mondi PLC	58,909	$1,535,840
Moneysupermarket.com Group PLC	18,106	87,076
National Grid PLC	907,776	10,725,522
Next PLC	111,037	6,783,727
Ocado Group PLC*	145,917	782,326
Old Mutual PLC	638,541	1,997,546
Pearson PLC	14,965	148,709
Persimmon PLC	106,894	3,951,562
Reckitt Benckiser Group PLC	9,734	909,320
RELX PLC	20,897	490,643
Rio Tinto PLC	33,895	1,803,991
Rolls-Royce Holdings PLC*	720,345	8,237,701
Royal Bank of Scotland Group PLC*	53,071	199,198
Royal Dutch Shell PLC, A Shares	24,015	804,112
Royal Dutch Shell PLC, B Shares	619,454	20,979,987
Royal Mail PLC	151,983	928,529
RPC Group PLC	508,100	6,047,189
Segro PLC REIT	14,592	115,647
Sky PLC*	19,585	267,600
Smith & Nephew PLC	78,937	1,372,709
Spectris PLC	2,486	83,476
SSE PLC	8,478	151,095
Standard Chartered PLC*	180,000	1,895,854
Standard Life Aberdeen PLC	96,915	571,290
Tate & Lyle PLC	77,697	737,465
Taylor Wimpey PLC	593,445	1,653,759
TechnipFMC PLC	191,400	5,936,486
Tesco PLC	5,750,860	16,247,267
Unilever PLC	21,864	1,217,834

		243,595,379

Total Foreign Common Stocks (Cost $1,353,643,818)		1,576,244,392

FOREIGN PREFERRED STOCKS — 0.2%
Germany — 0.2%
Bayerische
MotorenWerke AG
4.76%, 05/12/17	9,226	826,251
Henkel AG & Co
KGaA
1.48%, 04/07/17*	640	84,738
Porsche Automobil
Holding SE
1.45%, 05/31/17	2,638	220,868
Sartorius AG
0.57%, 04/07/17Δ	8,704	830,676
Schaeffler AG
3.54%, 04/27/17*	70,453	1,249,821

		3,212,354

Total Foreign Preferred Stocks (Cost $3,087,450)		3,212,354

MONEY MARKET FUNDS — 5.4%
GuideStone Money Market Fund
(Investor Class)¥	69,014,841	69,014,841
Northern Institutional Liquid Assets
Portfolio§	18,506,949	18,506,949

Total Money Market Funds (Cost $87,521,790)		87,521,790

	Par	Value
U.S. TREASURY OBLIGATION — 0.1%
U.S. Treasury Bill
1.42%, 06/07/18Ω‡‡
(Cost $2,186,472)	$2,200,000	$2,186,058

TOTAL INVESTMENTS — 104.9%
(Cost $1,470,066,726)		1,704,150,844

	Shares
FOREIGN COMMON STOCKS SOLD SHORT — (4.5)%
Australia — (0.4)%
AMP, Ltd.	(461,073)	(1,867,114)
Boral, Ltd.	(13,868)	(84,292)
Iluka Resources, Ltd.	(41,348)	(328,102)
Magellan Financial Group, Ltd.	(66,209)	(1,392,742)
Platinum Asset Management, Ltd.	(206,554)	(1,242,573)
REA Group, Ltd.	(3,611)	(215,960)
SEEK, Ltd.	(48,446)	(718,578)
TPG Telecom, Ltd.	(40,123)	(205,680)
Vocus Group, Ltd.	(36,265)	(85,736)

		(6,140,777)

Austria — (0.0)%
ams AG*	(6,291)	(571,029)

Denmark — (0.1)%
Novozymes A/S, B Shares	(10,305)	(588,767)
Pandora A/S	(10,425)	(1,134,960)

		(1,723,727)

Finland — (0.1)%
Amer Sports OYJ*	(45,430)	(1,258,617)
Huhtamaki OYJ	(2,215)	(93,019)

		(1,351,636)

France — (0.6)%
Bollore SA	(400,001)	(2,173,174)
Bollore SA NV*	(454)	(2,478)
Edenred	(86,652)	(2,513,980)
Electricite de France SA	(175,797)	(2,197,891)
Getlink SE	(145,510)	(1,871,607)
JCDecaux SA	(2,159)	(87,053)
Zodiac Aerospace	(4,591)	(137,327)

		(8,983,510)

Germany — (0.2)%
GEA Group AG*	(23,190)	(1,113,259)
Zalando SE*Δ 144A	(35,439)	(1,875,835)

		(2,989,094)

Italy — (0.5)%
BPER Banca	(322,242)	(1,627,763)
Brembo SpA	(23,801)	(361,825)
Buzzi Unicem SpA	(8,453)	(228,202)
Recordati SpA	(1,749)	(77,772)
Saipem SpA*	(200,109)	(913,824)
Salvatore Ferragamo SpA	(35,835)	(952,375)
Tenaris SA	(231,093)	(3,648,965)
UniCredit SpA*	(6,578)	(122,967)
Unione Di Banche Italiane	(154,169)	(674,436)

		(8,608,129)

250	See Notes to Financial Statements.

	Shares	Value
Japan — (0.8)%
Acom Co., Ltd.*	(128,600)	$(542,134)
ASICS Corporation	(5,700)	(90,856)
Bank of Kyoto, Ltd. (The)	(12,400)	(646,000)
Calbee, Inc.	(20,500)	(666,807)
Chugoku Electric Power Co., Inc.
(The)	(43,300)	(465,376)
Hokuriku Electric Power Co.	(90,400)	(727,693)
Kansai Paint Co., Ltd.	(22,000)	(571,697)
Keikyu Corporation	(9,400)	(180,617)
Kyushu Electric Power Co., Inc.	(11,800)	(123,681)
Marui Group Co., Ltd.	(12,300)	(225,204)
MonotaRO Co., Ltd.	(27,900)	(891,413)
Nagoya Railroad Co., Ltd.	(3,100)	(78,054)
Nankai Electric Railway Co., Ltd.	(3,200)	(79,293)
NGK Spark Plug Co., Ltd.	(30,700)	(746,282)
Nippon Paint Holdings Co., Ltd.	(56,500)	(1,787,641)
Nippon Yusen KK*	(5,000)	(121,988)
Ricoh Co., Ltd.	(56,500)	(525,010)
Seven Bank, Ltd.	(136,400)	(467,277)
Shimano, Inc.	(8,900)	(1,251,964)
Sony Financial Holdings, Inc.	(71,700)	(1,270,142)
Suruga Bank, Ltd.	(23,800)	(510,536)
Taiyo Nippon Sanso Corporation	(6,100)	(85,376)
Toho Gas Co., Ltd.	(4,900)	(134,378)
Yaskawa Electric Corporation	(8,500)	(374,551)

		(12,563,970)

Jersey — (0.0)%
Petrofac, Ltd.	(120,388)	(828,964)

Netherlands — (0.3)%
Altice NV Class A*	(211,947)	(2,224,148)
Ferrari NV	(3,593)	(377,002)
Koninklijke Vopak NVΔ	(23,234)	(1,019,474)
OCI NV*	(40,857)	(1,030,938)

		(4,651,562)

Norway — (0.1)%
Schibsted ASA Class A	(79,519)	(2,272,082)
Schibsted ASA, B Shares	(4,428)	(117,568)

		(2,389,650)

Papua New Guinea — (0.0)%
Oil Search, Ltd.	(79,440)	(482,848)

Portugal — (0.0)%
Banco Comercial Portugues SA*	(505,158)	(164,863)

Spain — (0.3)%
Bankia SA	(388,403)	(1,858,043)
Cellnex Telecom SA 144A	(94,361)	(2,417,227)
Tecnicas Reunidas SA	(10,804)	(343,006)
Zardoya Otis SA	(4,146)	(45,368)

		(4,663,644)

Sweden — (0.1)%
Millicom International Cellular SA
SDR	(19,362)	(1,307,621)

Switzerland — (0.2)%
Credit Suisse Group AG*Δ	(50,132)	(895,168)

	Shares	Value
Panalpina Welttransport Holding AG	(1,034)	$(160,334)
Vifor Pharma AG	(12,164)	(1,559,119)

		(2,614,621)

United Kingdom — (0.8)%
AA PLC	(38,408)	(88,156)
Admiral Group PLC	(6,239)	(168,640)
Ashmore Group PLC	(14,825)	(81,085)
Beazley PLC	(79,144)	(571,147)
BTG PLC*	(41,834)	(430,677)
Capita PLC	(86,056)	(465,800)
Cobham PLC*	(370,565)	(631,902)
ConvaTec Group PLC 144A	(281,723)	(781,657)
CYBG PLC*	(19,527)	(89,560)
Hargreaves Lansdown PLC	(55,946)	(1,361,150)
Hikma Pharmaceuticals PLC	(79,041)	(1,210,173)
Hiscox, Ltd.	(6,342)	(125,357)
Inmarsat PLC	(151,737)	(1,005,491)
John Wood Group PLC	(247,140)	(2,168,894)
Jupiter Fund Management PLC	(10,579)	(89,770)
Just Eat PLC*	(101,477)	(1,070,042)
Mediclinic International PLC	(20,541)	(180,129)
Pennon Group PLC	(23,230)	(245,580)
Rightmove PLC	(7,366)	(447,534)
Tesco PLC	(743,950)	(2,101,799)

		(13,314,543)

Total Foreign Common Stocks Sold Short (Proceeds $(67,648,376))		(73,350,188)

FOREIGN PREFERRED STOCKS SOLD SHORT — (0.1)%
Germany — (0.1)%
Sartorius AG 0.57%, 04/07/17Δ (Proceeds $(1,869,842))	(19,570)	(1,867,684)

Liabilities in Excess of Other
Assets — (0.3)%		(4,298,372)

NET ASSETS — 100.0%
		$1,624,634,600

See Notes to Financial Statements.	251

INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

Futures Contracts outstanding at December 31, 2017:

Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Counterparty	Value and Unrealized Appreciation (Depreciation)
AEX Index	01/2018	11	$1,437,300	BAR	$(14,243)
CAC40 Index	01/2018	36	2,293,849	BAR	(32,492)
IBEX 35 Index	01/2018	(143)	(17,193,544)	BAR	347,397
OMX 30 Index	01/2018	(237)	(4,548,247)	BAR	130,255
Hang Seng Index	01/2018	101	19,357,520	BAR	242,442
Hang Seng Index	01/2018	79	15,141,031	JPM	206,829
SGX MSCI Singapore Index	01/2018	55	1,595,985	BAR	9,506
TOPIX Index®	03/2018	175	28,220,546	BAR	514,954
ASX SPI 200 Index	03/2018	(264)	(31,000,895)	BAR	49,551
DAX Index	03/2018	31	12,004,799	BAR	(202,697)
FTSE 100 Index®	03/2018	(28)	(2,887,485)	BAR	(72,419)
FTSE/MIB Index	03/2018	35	4,568,399	BAR	(186,077)
MSCI EAFE Index E-Mini	03/2018	563	57,580,825	GSC	705,573
S&P/TSE 60 Index	03/2018	2	304,471	BAR	(572)

Total Futures Contracts outstanding at December 31, 2017			$86,874,554		$1,698,007

Forward Foreign Currency Contracts outstanding at December 31, 2017:

Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counterparty	Net Unrealized Appreciation (Depreciation)
03/21/18	New Zealand Dollars	8,873,000	U.S. Dollars	6,033,042	CITI	$248,954
03/21/18	Australian Dollars	3,421,600	U.S. Dollars	2,567,416	CITI	101,854
03/21/18	Australian Dollars	3,421,600	U.S. Dollars	2,571,460	CITI	97,810
03/21/18	Australian Dollars	3,421,600	U.S. Dollars	2,572,204	CITI	97,066
03/21/18	Australian Dollars	3,421,600	U.S. Dollars	2,576,488	CITI	92,782
03/21/18	Australian Dollars	3,421,600	U.S. Dollars	2,582,163	CITI	87,107
03/21/18	Australian Dollars	3,421,600	U.S. Dollars	2,586,216	CITI	83,054
03/21/18	Australian Dollars	3,421,600	U.S. Dollars	2,590,219	CITI	79,051
03/21/18	Australian Dollars	3,421,600	U.S. Dollars	2,593,232	CITI	76,038
03/21/18	Australian Dollars	3,421,600	U.S. Dollars	2,593,411	CITI	75,859
03/21/18	Australian Dollars	3,421,600	U.S. Dollars	2,595,918	CITI	73,352
03/21/18	New Zealand Dollars	3,726,000	U.S. Dollars	2,565,398	CITI	72,573
03/21/18	New Zealand Dollars	8,315,000	U.S. Dollars	5,815,325	CITI	71,612
03/21/18	Australian Dollars	3,421,600	U.S. Dollars	2,599,930	CITI	69,340
03/21/18	Australian Dollars	3,421,600	U.S. Dollars	2,600,340	CITI	68,930
03/21/18	Australian Dollars	3,421,600	U.S. Dollars	2,600,900	CITI	68,370
03/21/18	Australian Dollars	3,421,600	U.S. Dollars	2,603,232	CITI	66,038
03/21/18	Euro	3,034,125	U.S. Dollars	3,599,244	CITI	58,991
03/21/18	Australian Dollars	3,421,600	U.S. Dollars	2,611,734	CITI	57,536
03/21/18	Euro	3,034,125	U.S. Dollars	3,609,683	CITI	48,552
03/21/18	Euro	3,034,125	U.S. Dollars	3,615,634	CITI	42,601
03/21/18	Euro	3,034,125	U.S. Dollars	3,616,218	CITI	42,016
03/21/18	Euro	3,034,125	U.S. Dollars	3,619,148	CITI	39,087
03/21/18	Canadian Dollars	2,052,666	U.S. Dollars	1,596,250	CITI	38,455
03/21/18	Euro	3,034,125	U.S. Dollars	3,620,605	CITI	37,630
03/21/18	Canadian Dollars	2,052,667	U.S. Dollars	1,598,550	CITI	36,155
03/21/18	Canadian Dollars	2,052,666	U.S. Dollars	1,599,322	CITI	35,383
03/21/18	Canadian Dollars	2,052,666	U.S. Dollars	1,599,428	CITI	35,277
03/21/18	Canadian Dollars	2,052,667	U.S. Dollars	1,599,860	CITI	34,846

252	See Notes to Financial Statements.

Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counterparty	Net Unrealized Appreciation (Depreciation)
03/21/18	Canadian Dollars	2,052,667	U.S. Dollars	1,600,046	CITI	$34,660
03/21/18	Australian Dollars	2,268,000	U.S. Dollars	1,738,712	CITI	30,608
03/21/18	Canadian Dollars	2,052,667	U.S. Dollars	1,606,558	CITI	28,148
03/21/18	Canadian Dollars	2,052,666	U.S. Dollars	1,609,227	CITI	25,478
03/21/18	Canadian Dollars	2,052,667	U.S. Dollars	1,609,253	CITI	25,453
03/21/18	Euro	1,912,000	U.S. Dollars	2,281,197	CITI	24,096
03/21/18	Euro	3,034,125	U.S. Dollars	3,634,447	CITI	23,787
03/21/18	Canadian Dollars	2,052,666	U.S. Dollars	1,611,798	CITI	22,906
03/21/18	Canadian Dollars	2,052,667	U.S. Dollars	1,613,052	CITI	21,654
03/21/18	Canadian Dollars	2,052,667	U.S. Dollars	1,617,101	CITI	17,605
03/21/18	Euro	850,000	U.S. Dollars	1,007,818	CITI	17,024
03/21/18	Canadian Dollars	2,052,667	U.S. Dollars	1,619,201	CITI	15,505
03/21/18	Canadian Dollars	2,052,667	U.S. Dollars	1,619,889	CITI	14,817
03/21/18	Swiss Francs	947,000	U.S. Dollars	963,516	CITI	13,996
03/21/18	Canadian Dollars	2,052,667	U.S. Dollars	1,623,014	CITI	11,691
03/21/18	British Pounds	2,136,000	U.S. Dollars	2,880,076	CITI	11,584
03/21/18	New Zealand Dollars	618,000	U.S. Dollars	428,507	CITI	9,031
03/21/18	Singapore Dollars	548,500	U.S. Dollars	404,842	CITI	5,778
03/21/18	Singapore Dollars	1,097,000	U.S. Dollars	816,110	CITI	5,129
03/21/18	British Pounds	177,000	U.S. Dollars	234,739	CITI	4,879
03/21/18	Euro	3,034,125	U.S. Dollars	3,653,452	CITI	4,783
03/21/18	Singapore Dollars	548,500	U.S. Dollars	405,907	CITI	4,712
03/21/18	Norwegian Kroner	2,395,375	U.S. Dollars	288,952	CITI	3,444
03/21/18	Norwegian Kroner	2,395,375	U.S. Dollars	289,270	CITI	3,127
03/21/18	Swedish Kronor	923,000	U.S. Dollars	110,117	CITI	2,955
03/21/18	Norwegian Kroner	2,395,375	U.S. Dollars	289,751	CITI	2,645
03/22/18	U.S. Dollars	819,540	Japanese Yen	91,691,000	CITI	2,344
03/21/18	Norwegian Kroner	2,395,375	U.S. Dollars	290,272	CITI	2,124
03/21/18	Danish Kroner	1,871,000	U.S. Dollars	301,011	CITI	2,087
03/21/18	Israeli Shekels	542,500	U.S. Dollars	154,519	CITI	1,906
03/21/18	Danish Kroner	1,214,000	U.S. Dollars	194,956	CITI	1,709
03/21/18	Israeli Shekels	542,500	U.S. Dollars	154,852	CITI	1,573
03/21/18	Israeli Shekels	542,500	U.S. Dollars	154,914	CITI	1,511
03/21/18	Norwegian Kroner	2,395,375	U.S. Dollars	291,057	CITI	1,339
03/21/18	Euro	92,000	U.S. Dollars	109,859	CITI	1,065
03/21/18	Israeli Shekels	542,500	U.S. Dollars	155,454	CITI	972
03/21/18	U.S. Dollars	1,084,758	British Pounds	800,666	CITI	838
03/21/18	Israeli Shekels	542,500	U.S. Dollars	155,592	CITI	833
03/21/18	Israeli Shekels	542,500	U.S. Dollars	155,668	CITI	757
03/21/18	Singapore Dollars	156,000	U.S. Dollars	116,089	CITI	696
03/21/18	U.S. Dollars	958,154	Hong Kong Dollars	7,469,000	CITI	647
03/21/18	Singapore Dollars	120,000	U.S. Dollars	89,284	CITI	551
03/21/18	U.S. Dollars	1,084,454	British Pounds	800,667	CITI	532
03/21/18	Israeli Shekels	542,500	U.S. Dollars	155,956	CITI	469
03/21/18	Israeli Shekels	97,000	U.S. Dollars	27,562	CITI	408
03/21/18	Norwegian Kroner	2,395,375	U.S. Dollars	291,999	CITI	397
03/21/18	Singapore Dollars	42,000	U.S. Dollars	31,102	CITI	341
03/21/18	Israeli Shekels	86,000	U.S. Dollars	24,523	CITI	274
03/21/18	Israeli Shekels	542,500	U.S. Dollars	156,237	CITI	188
03/21/18	U.S. Dollars	252,735	Hong Kong Dollars	1,970,000	CITI	186
03/21/18	Hong Kong Dollars	1,861,250	U.S. Dollars	238,424	CITI	184
03/21/18	Israeli Shekels	116,000	U.S. Dollars	33,284	CITI	164
03/21/18	Norwegian Kroner	64,000	U.S. Dollars	7,675	CITI	137
03/21/18	Hong Kong Dollars	1,861,250	U.S. Dollars	238,473	CITI	135

See Notes to Financial Statements.	253

INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counterparty	Net Unrealized Appreciation (Depreciation)
03/21/18	Danish Kroner	40,000	U.S. Dollars	6,370	CITI	$110
03/21/18	Swiss Francs	7,000	U.S. Dollars	7,126	CITI	99
03/21/18	British Pounds	4,000	U.S. Dollars	5,324	CITI	91
03/21/18	Hong Kong Dollars	1,861,250	U.S. Dollars	238,534	CITI	74
01/09/18	U.S. Dollars	41,759	Japanese Yen	4,696,678	BBH	56
03/21/18	Norwegian Kroner	51,000	U.S. Dollars	6,181	CITI	45
03/21/18	Israeli Shekels	33,000	U.S. Dollars	9,475	CITI	41
03/21/18	Danish Kroner	12,000	U.S. Dollars	1,912	CITI	32
03/21/18	Swiss Francs	2,000	U.S. Dollars	2,035	CITI	29
03/21/18	Swedish Kronor	5,000	U.S. Dollars	592	CITI	21
03/21/18	British Pounds	1,000	U.S. Dollars	1,348	CITI	5

Subtotal Appreciation						$2,446,784

03/21/18	U.S. Dollars	22,931	Hong Kong Dollars	179,000	CITI	$(17)
03/21/18	Hong Kong Dollars	205,000	U.S. Dollars	26,300	CITI	(19)
03/21/18	U.S. Dollars	10,648	Israeli Shekels	37,000	CITI	(21)
03/21/18	Hong Kong Dollars	1,861,250	U.S. Dollars	238,639	CITI	(31)
03/21/18	U.S. Dollars	1,190	Swedish Kronor	10,000	CITI	(35)
01/05/18	U.S. Dollars	19,728	Japanese Yen	2,227,863	BBH	(50)
03/21/18	U.S. Dollars	3,025	Danish Kroner	19,000	CITI	(53)
03/21/18	U.S. Dollars	91,987	Hong Kong Dollars	718,000	CITI	(59)
03/21/18	Hong Kong Dollars	624,000	U.S. Dollars	80,062	CITI	(67)
03/21/18	U.S. Dollars	14,810	British Pounds	11,000	CITI	(82)
03/21/18	Hong Kong Dollars	1,145,000	U.S. Dollars	146,893	CITI	(107)
03/21/18	U.S. Dollars	10,708	British Pounds	8,000	CITI	(122)
03/21/18	Hong Kong Dollars	1,861,250	U.S. Dollars	238,760	CITI	(153)
03/21/18	U.S. Dollars	11,501	Australian Dollars	15,000	CITI	(200)
03/21/18	Hong Kong Dollars	1,861,250	U.S. Dollars	238,809	CITI	(202)
03/21/18	Hong Kong Dollars	1,861,250	U.S. Dollars	238,816	CITI	(208)
03/21/18	U.S. Dollars	31,199	Singapore Dollars	42,000	CITI	(243)
03/21/18	Hong Kong Dollars	1,861,250	U.S. Dollars	238,865	CITI	(257)
03/21/18	U.S. Dollars	149,359	Danish Kroner	924,000	CITI	(327)
03/21/18	U.S. Dollars	37,506	Danish Kroner	235,000	CITI	(564)
03/21/18	U.S. Dollars	36,776	Euro	31,000	CITI	(601)
03/21/18	U.S. Dollars	46,508	Singapore Dollars	63,000	CITI	(655)
03/21/18	Norwegian Kroner	2,395,375	U.S. Dollars	293,053	CITI	(657)
03/21/18	Norwegian Kroner	2,395,375	U.S. Dollars	293,092	CITI	(696)
01/04/18	U.S. Dollars	224,973	Japanese Yen	25,426,827	BBH	(738)
03/21/18	U.S. Dollars	115,256	Singapore Dollars	155,000	CITI	(780)
03/21/18	U.S. Dollars	48,649	Euro	41,000	CITI	(784)
03/21/18	U.S. Dollars	148,648	Danish Kroner	924,000	CITI	(1,038)
03/21/18	U.S. Dollars	1,082,797	British Pounds	800,666	CITI	(1,124)
03/21/18	U.S. Dollars	348,039	Norwegian Kroner	2,864,000	CITI	(1,561)
03/21/18	U.S. Dollars	120,768	Euro	102,000	CITI	(2,213)
03/21/18	U.S. Dollars	1,081,632	British Pounds	800,666	CITI	(2,289)
03/21/18	U.S. Dollars	122,934	Danish Kroner	773,000	CITI	(2,291)
03/21/18	U.S. Dollars	429,468	Norwegian Kroner	3,549,000	CITI	(3,747)
03/21/18	U.S. Dollars	270,101	Danish Kroner	1,692,000	CITI	(4,000)
03/21/18	U.S. Dollars	324,120	Swiss Francs	318,000	CITI	(4,126)
03/21/18	U.S. Dollars	1,079,279	British Pounds	800,667	CITI	(4,643)
03/21/18	U.S. Dollars	785,733	British Pounds	584,000	CITI	(4,871)
03/22/18	Japanese Yen	79,764,000	U.S. Dollars	715,811	CITI	(4,915)
03/21/18	U.S. Dollars	252,526	Swedish Kronor	2,115,000	CITI	(6,572)
03/21/18	U.S. Dollars	1,076,989	British Pounds	800,667	CITI	(6,933)

254	See Notes to Financial Statements.

Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counterparty	Net Unrealized Appreciation (Depreciation)
03/21/18	U.S. Dollars	1,318,172	Norwegian Kroner	10,860,000	CITI	$(7,475)
03/22/18	Japanese Yen	812,214,875	U.S. Dollars	7,246,760	CITI	(7,896)
03/22/18	Japanese Yen	60,861,000	U.S. Dollars	550,786	CITI	(8,362)
03/21/18	U.S. Dollars	1,075,330	British Pounds	800,666	CITI	(8,590)
03/21/18	U.S. Dollars	1,074,445	British Pounds	800,667	CITI	(9,477)
03/21/18	U.S. Dollars	894,237	Norwegian Kroner	7,405,000	CITI	(9,669)
03/21/18	U.S. Dollars	616,750	Danish Kroner	3,871,000	CITI	(10,344)
03/21/18	U.S. Dollars	1,072,626	British Pounds	800,667	CITI	(11,296)
03/21/18	U.S. Dollars	1,071,828	British Pounds	800,667	CITI	(12,094)
03/21/18	U.S. Dollars	3,251,500	Swiss Francs	3,162,000	CITI	(12,380)
03/21/18	U.S. Dollars	1,071,067	British Pounds	800,666	CITI	(12,853)
03/21/18	U.S. Dollars	1,070,409	British Pounds	800,667	CITI	(13,513)
03/22/18	Japanese Yen	521,528,000	U.S. Dollars	4,662,325	CITI	(14,207)
03/21/18	U.S. Dollars	3,249,055	Swiss Francs	3,162,000	CITI	(14,826)
03/21/18	U.S. Dollars	1,067,874	British Pounds	800,667	CITI	(16,048)
03/21/18	U.S. Dollars	1,066,372	British Pounds	800,667	CITI	(17,550)
03/21/18	U.S. Dollars	3,246,128	Swiss Francs	3,162,000	CITI	(17,753)
03/22/18	Japanese Yen	812,214,875	U.S. Dollars	7,257,194	CITI	(18,330)
03/21/18	U.S. Dollars	1,064,895	British Pounds	800,667	CITI	(19,027)
03/21/18	U.S. Dollars	2,572,809	Euro	2,150,000	CITI	(19,439)
03/21/18	U.S. Dollars	3,241,759	Swiss Francs	3,162,000	CITI	(22,122)
03/21/18	U.S. Dollars	3,241,070	Swiss Francs	3,162,000	CITI	(22,810)
03/22/18	Japanese Yen	812,214,875	U.S. Dollars	7,262,369	CITI	(23,505)
03/21/18	U.S. Dollars	3,239,941	Swiss Francs	3,162,000	CITI	(23,939)
03/21/18	U.S. Dollars	1,352,030	Norwegian Kroner	11,278,000	CITI	(24,641)
03/22/18	Japanese Yen	812,214,875	U.S. Dollars	7,264,389	CITI	(25,524)
03/21/18	U.S. Dollars	3,237,421	Swiss Francs	3,162,000	CITI	(26,460)
03/22/18	Japanese Yen	812,214,875	U.S. Dollars	7,270,027	CITI	(31,162)
03/21/18	U.S. Dollars	3,231,733	Swiss Francs	3,162,000	CITI	(32,147)
03/21/18	U.S. Dollars	3,230,211	Swiss Francs	3,162,000	CITI	(33,670)
03/21/18	U.S. Dollars	3,226,951	Swiss Francs	3,162,000	CITI	(36,930)
03/21/18	U.S. Dollars	3,914,373	Swedish Kronor	32,254,750	CITI	(36,996)
03/21/18	U.S. Dollars	3,914,256	Swedish Kronor	32,254,750	CITI	(37,114)
03/21/18	U.S. Dollars	1,073,986	Australian Dollars	1,425,000	CITI	(37,690)
03/21/18	U.S. Dollars	1,673,889	New Zealand Dollars	2,421,846	CITI	(40,754)
03/22/18	Japanese Yen	812,214,875	U.S. Dollars	7,284,450	CITI	(45,585)
03/21/18	U.S. Dollars	3,217,354	Swiss Francs	3,162,000	CITI	(46,527)
03/21/18	U.S. Dollars	3,217,241	Swiss Francs	3,162,000	CITI	(46,640)
03/21/18	U.S. Dollars	1,667,257	New Zealand Dollars	2,421,846	CITI	(47,386)
03/21/18	U.S. Dollars	1,667,254	New Zealand Dollars	2,421,847	CITI	(47,390)
03/21/18	U.S. Dollars	1,666,726	New Zealand Dollars	2,421,846	CITI	(47,916)
03/21/18	U.S. Dollars	3,213,662	Swiss Francs	3,162,000	CITI	(50,218)
03/21/18	U.S. Dollars	3,901,030	Swedish Kronor	32,254,750	CITI	(50,339)
03/21/18	U.S. Dollars	1,661,674	New Zealand Dollars	2,421,847	CITI	(52,970)
03/21/18	U.S. Dollars	1,661,448	New Zealand Dollars	2,421,846	CITI	(53,195)
03/21/18	U.S. Dollars	3,209,906	Swiss Francs	3,162,000	CITI	(53,975)
03/21/18	U.S. Dollars	1,660,579	New Zealand Dollars	2,421,846	CITI	(54,064)
03/21/18	U.S. Dollars	1,658,577	New Zealand Dollars	2,421,846	CITI	(56,066)
03/21/18	U.S. Dollars	1,655,326	New Zealand Dollars	2,421,846	CITI	(59,317)
03/21/18	U.S. Dollars	7,212,796	British Pounds	5,373,000	CITI	(61,029)
03/21/18	U.S. Dollars	1,652,226	New Zealand Dollars	2,421,846	CITI	(62,417)
03/21/18	U.S. Dollars	1,651,874	New Zealand Dollars	2,421,846	CITI	(62,768)
03/21/18	U.S. Dollars	1,651,384	New Zealand Dollars	2,421,846	CITI	(63,259)
03/21/18	U.S. Dollars	3,197,806	Swiss Francs	3,162,000	CITI	(66,075)

See Notes to Financial Statements.	255

INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counterparty	Net Unrealized Appreciation (Depreciation)
03/21/18	U.S. Dollars	1,648,031	New Zealand Dollars	2,421,846	CITI	$(66,612)
03/21/18	U.S. Dollars	3,450,261	British Pounds	2,598,000	CITI	(66,842)
03/21/18	U.S. Dollars	3,965,936	Norwegian Kroner	33,080,000	CITI	(72,038)
03/21/18	U.S. Dollars	5,924,299	Swedish Kronor	48,950,000	CITI	(72,322)
03/21/18	U.S. Dollars	3,878,913	Swedish Kronor	32,254,750	CITI	(72,456)
03/21/18	U.S. Dollars	5,339,670	Euro	4,490,000	CITI	(73,909)
03/21/18	U.S. Dollars	3,952,414	Euro	3,346,000	CITI	(81,847)
03/21/18	U.S. Dollars	3,866,810	Swedish Kronor	32,254,750	CITI	(84,559)
03/21/18	U.S. Dollars	3,862,577	Swedish Kronor	32,254,750	CITI	(88,793)
03/21/18	U.S. Dollars	3,859,687	Swedish Kronor	32,254,750	CITI	(91,683)
03/22/18	Japanese Yen	1,624,429,750	U.S. Dollars	14,585,319	CITI	(107,590)
03/21/18	U.S. Dollars	3,828,226	Swedish Kronor	32,254,750	CITI	(123,143)
03/21/18	U.S. Dollars	13,115,213	Swedish Kronor	109,980,000	CITI	(357,891)

Subtotal Depreciation						$(3,161,465)

Total Forward Foreign Currency Contracts outstanding at December 31, 2017						$(714,681)

Swap agreements outstanding at December 31, 2017:

Reference Obligation	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Total Return Swaps
MSCI Japan Index, Floating financing rate: 1-Month ICE LIBOR JPY + 0.0014 (Monthly)	03/21/18	GSC	JPY	814,904,320	$175,277	$—	$175,277
MSCI Hong Kong Index, Floating financing rate: 1-Month HIBOR + 0.004 (Monthly)	03/21/18	GSC	HKD	6,933,469	157,604	—	157,604
MSCI Sweden Index, Floating financing rate: 1-Month STIBOR Interbank Offered Rate - 0.0037 (Monthly)	03/21/18	GSC	SEK	12,834,293	109,686	—	109,686
MSCI Sweden Index, Floating financing rate: 1-Month STIBOR Interbank Offered Rate - 0.0037 (Monthly)	03/21/18	GSC	SEK	9,799,828	37,235	—	37,235
MSCI Switzerland Index, Floating financing rate: 1-Month ICE LIBOR CHF - 0.004 (Monthly)	03/21/18	GSC	CHF	7,497,216	8,970	—	8,970
MSCI Sweden Index, Floating financing rate: 1-Month STIBOR Interbank Offered Rate - 0.0037 (Monthly)	03/21/18	GSC	SEK	1,044,652	5,605	—	5,605
MSCI Australia Index, Floating financing rate: 1-Month ASX Australian Bank Bill Short Term Rates Mid + 0.002 (Monthly)	03/21/18	GSC	AUD	109,773	(4,407)	—	(4,407)
MSCI Italy Index, Floating financing rate: 1-Month EURIBOR + 0.0002 (Monthly)	03/21/18	GSC	EUR	1,069,946	(31,133)	—	(31,133)

Total Swap agreements outstanding at December 31, 2017					$458,837	$—	$458,837

256	See Notes to Financial Statements.

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2017, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$34,986,250	$34,986,250	$—	$—
Foreign Common Stocks
Australia	36,932,668	36,932,668	—	—	**
Austria	7,689,006	7,689,006	—	—
Belgium	6,673,794	6,673,794	—	—
Brazil	5,020,630	—	5,020,630	—
Canada	12,869,910	12,869,910	—	—
China	49,907,703	49,907,703	—	—
Colombia	6,601,056	6,601,056	—	—
Denmark	21,506,073	21,506,073	—	—
Finland	4,080,618	4,080,618	—	—
France	142,060,833	142,060,833	—	—
Germany	153,604,877	153,604,877	—	—
Hong Kong	59,698,225	59,698,225	—	—
India	9,472,357	9,472,357	—	—
Ireland	8,313,697	8,313,697	—	—
Italy	60,124,505	60,124,505	—	—
Japan	276,213,225	276,213,225	—	—
Jersey	23,142,282	23,142,282	—	—
Malaysia	6,036,936	6,036,936	—	—
Netherlands	110,027,678	110,027,678	—	—
Nigeria	—	—	—	—	**
Norway	4,415,551	4,415,551	—	—
Portugal	1,902,784	1,902,784	—	—
Singapore	53,818,464	53,818,464	—	—
South Korea	4,161,743	—	4,161,743	—
Spain	77,554,126	77,554,126	—	—
Sweden	43,451,115	43,451,115	—	—
Switzerland	124,888,960	124,888,960	—	—
Taiwan	22,480,196	22,480,196	—	—
Turkey	1	1	—	—
United Kingdom	243,595,379	243,595,379	—	—
Foreign Preferred Stocks
Germany	3,212,354	3,212,354	—	—
Money Market Funds	87,521,790	87,521,790	—	—
U.S. Treasury Obligation	2,186,058	—	2,186,058	—

Total Assets - Investments in Securities	$1,704,150,844	$1,692,782,413	$11,368,431	$—

See Notes to Financial Statements.	257

INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Other Financial Instruments***
Forward Foreign Currency Contracts	$2,446,784	$—	$2,446,784	$—
Futures Contracts	2,206,507	2,206,507	—	—
Swap Agreements	494,377	—	494,377	—

Total Assets - Other Financial Instruments	$5,147,668	$2,206,507	$2,941,161	$—

Liabilities:
Investments in Securities:
Foreign Common Stocks Sold Short
Australia	$(6,140,777)	$(6,140,777)	$—	$—
Austria	(571,029)	(571,029)	—	—
Denmark	(1,723,727)	(1,723,727)	—	—
Finland	(1,351,636)	(1,351,636)	—	—
France	(8,983,510)	(8,983,510)	—	—
Germany	(2,989,094)	(2,989,094)	—	—
Italy	(8,608,129)	(8,608,129)	—	—
Japan	(12,563,970)	(12,563,970)	—	—
Jersey	(828,964)	(828,964)	—	—
Netherlands	(4,651,562)	(4,651,562)	—	—
Norway	(2,389,650)	(2,389,650)	—	—
Papua New Guinea	(482,848)	(482,848)	—	—
Portugal	(164,863)	(164,863)	—	—
Spain	(4,663,644)	(4,663,644)	—	—
Sweden	(1,307,621)	(1,307,621)	—	—
Switzerland	(2,614,621)	(2,614,621)	—	—
United Kingdom	(13,314,543)	(13,314,543)	—	—
Foreign Preferred Stocks Sold Short
Germany	(1,867,684)	(1,867,684)	—	—

Total Liabilities - Investments in Securities	$(75,217,872)	$(75,217,872)	$—	$—

Other Financial Instruments***
Forward Foreign Currency Contracts	$(3,161,465)	$—	$(3,161,465)	$—
Futures Contracts	(508,500)	(508,500)	—	—
Swap Agreements	(35,540)	—	(35,540)	—

Total Liabilities - Other Financial Instruments	$(3,705,505)	$(508,500)	$(3,197,005)	$—

** Level 3 security has zero value.

***Other financial instruments are derivative instruments, such as futures contracts, forwards contracts and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding “Futures Contracts outstanding”, “Forward Foreign Currency Contracts outstanding” and ’Swap agreement outstanding” disclosures.

There were no transfers between Level 1, Level 2 and Level 3 during the year ended December 31, 2017.

Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the reconciliation of Level 3 securities and assumptions is not shown for the year ended December 31, 2017.

258	See Notes to Financial Statements.

Emerging Markets Equity Fund (Unaudited)

Emerging markets equities outperformed their developed markets counterparts during 2017 and benefitted from prospects of higher economic growth as their recovery continues. The MSCI Emerging Markets Index (Net) posted a gain of 7.44% for the fourth quarter and advanced 37.28% for the year. Countries with the strongest gains for the year included Poland, China and Korea. Pakistan and Qatar were the only countries with negative returns, in U.S. dollars. All 11 sectors experienced positive returns for 2017, with more than half of the index’s gains attributable to technology and financial services sectors stocks. The health care and utilities sectors contributed the least to the index’s overall performance.

The Fund is actively managed and invests mainly in equity securities that are economically tied to emerging markets. In addition, the Fund’s portfolio is diversified among a large number of companies across different industries and economic sectors. The Investor Class of the Fund underperformed its benchmark, the MSCI Emerging Markets Index (Net), for the one-year period ended December 31, 2017 (35.37% versus 37.28%). On a country basis, security selection in South Africa and Brazil contributed to benchmark-relative performance. Underweight exposure to China as well as security selection among that country’s stocks had the largest negative impact on the Fund. On a sector basis, security selection within the consumer discretionary sector as well as an overweight and positive security selection within the industrials sector contributed to benchmark-relative returns. Meanwhile, security selection within the technology and health care sectors detracted from benchmark-relative returns during the year.

Within the Fund, certain derivatives were utilized to express active views in currency and country selection. These derivative positions primarily included currency forward contracts, stock index futures and stock index future swaps. Overall, derivative exposure had a slight positive impact on Fund performance over the course of the year.

This Fund may be suitable to investors who seek higher, long-term rates of return, can accept significant short-term fluctuations in account value and want to diversify their portfolio with emerging markets equities. Securities of foreign issuers may be negatively impacted by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries, and they also may be subject to inadequate regulatory or accounting standards, which may increase investment risk. Investing in emerging markets may involve greater risks than investing in more developed foreign markets because, among other things, emerging markets often have more political and economic instability. Medium- and small-sized companies stocks have historically been subject to more investment risk and more volatile and less liquid than large company stocks, respectively. To the extent that the investment adviser misjudges current market conditions, the Fund’s volatility may be amplified by its use of derivatives, and by its ability to select sub-advisers to allocate assets. Derivatives involve different risks from, and in some respects greater than, those associated with investing directly in securities, currencies or other instruments. Derivatives may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in value of the underlying instruments may produce disproportionate losses to the Fund. It is possible to lose money by investing in the Fund.

At December 31, 2017, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

%
Information Technology	23.0
Financials	22.7
Consumer Discretionary	10.5
Consumer Staples	9.0
Money Market Funds	7.7
Energy	4.9
Materials	4.8
Industrials	3.8
Telecommunication Services	3.7
Foreign Preferred Stocks	3.7
Health Care	3.2
Real Estate	2.5
Utilities	0.7
U.S. Treasury Obligation	0.2

100.4

See Notes to Financial Statements.	259

Emerging Markets Equity Fund (Unaudited)

Average Annual Total Returns as of 12/31/17
	Institutional Class	Investor Class*	Benchmark**
One Year	35.80%	35.37%	37.28%
Five Year	N/A	N/A	N/A
Ten Year	N/A	N/A	N/A
Since Inception	3.78%	3.52%	5.16%
Inception Date	10/31/13	10/31/13
Total Fund Operating Expenses (May 1, 2017 Prospectus as amended July 1, 2017)(1)	1.33%	1.58%

(1)Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the Investor Class of the Fund since October 31, 2013 (commencement of operations), with all dividends and capital gains reinvested, with the MSCI Emerging Markets Index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

260	See Notes to Financial Statements.

EMERGING MARKETS EQUITY FUND SCHEDULE OF INVESTMENTS	December 31, 2017

	Shares	Value
COMMON STOCKS — 2.0%
Consumer Discretionary — 0.7%
Yum China Holdings, Inc.	84,037	$3,363,161

Consumer Staples — 0.2%
PriceSmart, Inc.	11,700	1,007,370

Energy — 0.1%
Kosmos Energy, Ltd.*	108,900	745,965

Financials — 0.2%
FirstCash, Inc.	17,000	1,146,650

Information Technology — 0.6%
Cognizant Technology Solutions Corporation Class A	37,600	2,670,352
Weibo Corporation ADR*Δ	1,984	205,265

		2,875,617

Materials — 0.2%
Southern Copper CorporationΔ	4,037	191,555
Ternium SA ADR	21,610	682,660

		874,215

Total Common Stocks (Cost $9,241,244)		10,012,978

FOREIGN COMMON STOCKS — 86.8%
Argentina — 0.2%
Banco Macro SA ADR	3,460	400,945
Loma Negra Cia Industrial Argentina SA ADR*	16,989	391,426

		792,371

Brazil — 3.1%
Banco BTG Pactual SA*	193,362	1,106,974
Banco do Brasil SA*	96,500	925,186
Banco Santander Brasil SA ADRΔ	29,443	284,714
BB Seguridade Participacoes SA	202,100	1,734,121
BR Malls Participacoes SA	25,400	97,485
Cia de Saneamento Basico do Estado de Sao Paulo ADR*Δ	29,740	310,783
Cielo SA	5,200	36,864
Embraer SA ADRΔ	14,035	335,858
Engie Brasil Energia SA	47,600	509,754
Hypermarcas SA	40,200	436,285
Kroton Educacional SA	6,300	34,958
Linx SA	138,128	891,954
Localiza Rent a Car SA*	34,900	232,176
Lojas Americanas SA*	248,600	983,163
M Dias Branco SA*	5,100	80,103
Odontoprev SA	244,700	1,173,669
Porto Seguro SA*	31,400	343,896
PPLA Participations, Ltd.*	20,118	8,127
Qualicorp SA	25,500	238,276
Rumo SA*	352,410	1,378,571
Sul America SA	110,950	624,135
TIM Participacoes SA ADR	8,833	170,565
TOTVS SA	117,300	1,056,977
Ultrapar Participacoes SA	50,600	1,144,319
Ultrapar Participacoes SA ADRΔ	33,578	763,228
Vale SA ADR*	51,371	628,267

		15,530,408

	Shares	Value
Canada — 0.2%
First Quantum Minerals, Ltd.	65,056	$911,405
Platinum Group Metals, Ltd.*	43,200	13,060

		924,465

Chile — 0.6%
Banco de Chile ADRΔ	9,384	905,838
Banco de Credito e Inversiones	1,003	69,724
Banco Santander Chile ADR	33,650	1,052,235
Empresas COPEC SA	4,715	74,438
Enel Americas SA ADR	11,736	131,091
Enel Chile SA ADR	24,651	140,018
Enel Generacion Chile SA ADRΔ	2,770	74,541
Itau CorpBanca	6,645,420	60,429
Latam Airlines Group SA ADRΔ	21,890	304,271
SACI Falabella	8,052	80,262

		2,892,847

China — 14.2%
58.com, Inc. ADR*	44,798	3,206,193
Agricultural Bank of China, Ltd. Class H	467,000	217,575
Air China, Ltd. Class H	256,000	310,627
Alibaba Group Holding, Ltd. ADR*Δ	89,389	15,413,345
Aluminum Corporation of China, Ltd.*	512,000	366,330
Baidu, Inc. ADR*	11,922	2,792,252
Bank of China, Ltd. Class H	2,487,000	1,222,355
Beijing Capital International Airport Co., Ltd. Class H	496,000	747,855
China Cinda Asset Management Co., Ltd. Class H	1,008,000	368,992
China Communications Services
Corporation, Ltd. Class H	780,000	523,138
China Construction Bank Corporation Class H	3,062,000	2,821,813
China Evergrande Group*Δ	359,000	1,238,351
China Medical System Holdings, Ltd.	37,000	86,286
China Mengniu Dairy Co., Ltd.*	1,047,000	3,115,732
China Merchants Bank Co., Ltd. Class H	32,000	127,380
China National Building Material Co., Ltd.	224,000	200,408
China Shenhua Energy Co., Ltd.
Class H	176,379	457,154
China Vanke Co., Ltd. Class H	97,700	390,157
Chongqing Rural Commercial Bank
Co., Ltd. Class H	807,000	570,168
Country Garden Holdings Co., Ltd.	209,000	398,587
Ctrip.com International, Ltd. ADR*	15,343	676,626
Dongfeng Motor Group Co., Ltd. Class H	63,545	76,942
Fuyao Glass Industry Group Co., Class HΔ 144A	206,800	872,161
Geely Automobile Holdings, Ltd.	1,121,000	3,888,351
Great Wall Motor Co., Ltd. Class H	514,500	589,385
Guangzhou Automobile Group Co., Ltd.Δ	242,000	573,650
Haitian International Holdings, Ltd.	293,000	881,304
Industrial & Commercial Bank of China, Ltd. Class H	2,898,000	2,333,133

See Notes to Financial Statements.	261

EMERGING MARKETS EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
JD.com, Inc. ADR*Δ	51,202	$2,120,787
Jiangxi Copper Co., Ltd. Class H	237,000	376,150
Kingsoft Corporation, Ltd.Δ	91,000	302,834
NetEase, Inc. ADR	3,144	1,084,900
New Oriental Education & Technology Group, Inc. ADR	5,106	479,964
PICC Property & Casualty Co., Ltd. Class H	688,000	1,322,662
SINA Corporation	2,218	222,488
Sinopec Engineering Group Co., Ltd. Class H	223,500	211,690
Sinopec Shanghai Petrochemical Co., Ltd. Class H	558,000	317,823
Sunac China Holdings, Ltd.Δ	49,000	202,890
Sunny Optical Technology Group Co., Ltd.Δ	100,000	1,278,663
TAL Education Group ADR	8,970	266,499
Tencent Holdings, Ltd.	262,600	13,646,185
Tingyi Cayman Islands Holding Corporation	1,718,000	3,342,391
TravelSky Technology, Ltd. Class H	60,000	180,088
Vipshop Holdings, Ltd. ADR*	15,320	179,550
Weichai Power Co., Ltd. Class HΔ	748,000	819,532

		70,821,346

Colombia — 0.1%
Bancolombia SA	68,632	689,438

Czech Republic — 0.0%
Komercni Banka AS	5,361	230,363

Egypt — 0.2%
Arabian Food Industries Co. DOMTY*	85,130	47,933
Commercial International Bank Egypt SAE	87,865	382,392
Commercial International Bank Egypt SAE GDR	63,067	274,026
Edita Food Industries SAE	384,792	346,270
Edita Food Industries SAE GDR	15,770	85,000

		1,135,621

Hong Kong — 6.8%
3SBio, Inc.* 144A	27,500	53,994
AAC Technologies Holdings, Inc.	70,000	1,248,968
AIA Group, Ltd.	890,158	7,593,776
ANTA Sports Products, Ltd.	200,000	907,479
China Everbright International, Ltd.	64,000	91,419
China Mobile, Ltd.	686,500	6,963,544
China Overseas Land & Investment, Ltd.	1,112,000	3,579,590
China Resources Land, Ltd.	204,000	600,549
CNOOC, Ltd.	760,000	1,091,433
CSPC Pharmaceutical Group, Ltd.	646,000	1,304,758
Far East Horizon, Ltd.	74,000	63,175
GCL-Poly Energy Holdings, Ltd.*	385,000	68,989
Haier Electronics Group Co., Ltd.*	743,000	2,035,135
Hengan International Group Co., Ltd.Δ	123,389	1,370,050
Nine Dragons Paper Holdings, Ltd.	963,000	1,543,196
Sihuan Pharmaceutical Holdings Group, Ltd.Δ	257,000	92,434

	Shares	Value
Sino Biopharmaceutical, Ltd.	393,000	$697,182
Sun Art Retail Group, Ltd.	996,500	1,053,532
WH Group, Ltd. 144A	3,061,000	3,455,592

		33,814,795

Hungary — 0.5%
OTP Bank PLC	62,550	2,589,368

India — 6.2%
Axis Bank, Ltd.	503,317	4,447,074
Axis Bank, Ltd. GDRΔ	1,472	64,326
Bajaj Auto, Ltd.	10,261	535,914
Bharat Heavy Electricals, Ltd.	520,157	753,822
Bharat Petroleum Corporation, Ltd.	66,201	536,951
Bharti Infratel, Ltd.	10,119	60,046
Dabur India, Ltd.	155,855	853,903
Eicher Motors, Ltd.	239	113,610
GAIL India, Ltd.	63,886	500,108
Godrej Consumer Products, Ltd.	12,039	188,514
Grasim Industries, Ltd.	43,558	795,547
HCL Technologies, Ltd.	16,556	230,984
HDFC Bank, Ltd.Y†††	126,645	3,710,409
Hero MotoCorp, Ltd.	24,562	1,456,596
Hindalco Industries, Ltd.	107,002	458,586
Hindustan Petroleum Corporation, Ltd.	91,535	600,314
Hindustan Unilever, Ltd.	13,121	281,189
Housing Development Finance Corporation, Ltd.	16,011	429,050
Indiabulls Housing Finance, Ltd.	3,815	71,521
Indian Oil Corporation, Ltd.	104,743	637,623
Infosys, Ltd.	150,611	2,458,881
Infosys, Ltd. ADRΔ	139,416	2,261,328
JSW Steel, Ltd.	68,819	290,899
Kotak Mahindra Bank, Ltd.	286,603	4,536,075
NTPC, Ltd.	87,918	243,805
Power Finance Corporation, Ltd.	170,131	324,522
Quess Corporation, Ltd.* 144A	31,614	571,655
Tata Consultancy Services, Ltd.	56,609	2,395,711
Tata Motors, Ltd. ADR*	1,209	39,982
Tata Steel, Ltd.	97,339	1,116,934
Tech Mahindra, Ltd.	12,581	99,353
Wipro, Ltd.	27,305	134,434

		31,199,666

Indonesia — 2.1%
PT Adaro Energy Tbk	5,355,000	734,129
PT Astra International Tbk	381,400	233,324
PT Bank Central Asia Tbk	2,810,500	4,536,573
PT Bank Mandiri Persero Tbk	602,900	355,497
PT Bank Negara Indonesia Persero Tbk	2,069,900	1,510,375
PT Bank Rakyat Indonesia Persero Tbk	3,212,000	861,742
PT Indofood Sukses Makmur Tbk	635,235	357,005
PT Semen Indonesia Persero Tbk	225,500	164,544
PT Surya Citra Media Tbk	124,500	22,757
PT Telekomunikasi Indonesia Persero Tbk	1,370,200	448,401
PT United Tractors Tbk	402,969	1,051,417

		10,275,764

262	See Notes to Financial Statements.

	Shares	Value
Isle of Man — 0.1%
NEPI Rockcastle PLC	15,777	$272,337

Japan — 0.0%
Unicharm Corporation	3,500	90,998

Kenya — 0.2%
Equity Group Holdings, Ltd.	2,882,347	1,110,745
Malaysia — 1.6%
AirAsia Bhd	1,417,300	1,173,204
CIMB Group Holdings Bhd	639,000	1,032,632
Hong Leong Bank Bhd.	85,300	358,315
Malayan Banking Bhd	775,100	1,876,941
Malaysia Airports Holdings	418,800	909,625
Petronas Chemicals Group Bhd	62,200	118,344
Public Bank Bhd	295,200	1,515,754
Sime Darby Bhd	176,100	96,165
Sime Darby Plantation Bhd*	74,400	110,304
Tenaga Nasional Bhd	65,200	245,849
Westports Holdings Bhd	405,600	370,823

		7,807,956

Mexico — 3.4%
America Movil SAB de CV Series L	1,252,245	1,078,857
America Movil SAB de CV Series L ADR	215,285	3,692,138
Arca Continental SAB de CV	38,388	265,812
Fibra Uno Administracion SA de CV REIT	181,600	268,671
Gruma SAB de CV Series B	7,485	94,921
Grupo Aeroportuario del Pacifico SAB de CV	16,200	166,428
Grupo Financiero Banorte SAB de CV Series O	773,487	4,245,770
Grupo Financiero Inbursa SAB de CV Series O	784,800	1,284,817
Grupo Financiero Santander Mexico SAB de CV ADR Series B	67,405	492,731
Grupo Mexico SAB de CV Series B	14,600	48,212
Kimberly-Clark de Mexico SAB de CV Series A	103,440	182,128
Megacable Holdings SAB de CV	306,500	1,247,044
Mexichem SAB de CV	283,000	700,501
Telesites SAB de CV*	436,916	331,534
Wal-Mart de Mexico SAB de CV	1,178,582	2,890,336

		16,989,900

Morocco & Antilles — 0.3%
Attijariwafa Bank	24,657	1,275,571

Netherlands — 0.1%
Yandex NV*	11,623	380,653

Nigeria — 1.1%
Dangote Cement PLC	4,132,380	2,640,132
FCMB Group PLC	12,000,000	49,333
Guaranty Trust Bank PLC	17,983,238	2,035,603
Nestle Nigeria PLC	147,659	638,211

		5,363,279

	Shares	Value
Peru — 0.8%
Credicorp, Ltd.	19,187	$3,979,959

Philippines — 0.8%
Ayala Land, Inc.	131,200	117,218
BDO Unibank, Inc.	66,960	219,981
Globe Telecom, Inc.	565	21,504
International Container Terminal Services, Inc.	78,330	165,541
JG Summit Holdings, Inc.	130,840	188,974
Jollibee Foods Corporation	12,850	65,125
Metro Pacific Investments Corporation	308,400	42,318
Puregold Price Club, Inc.	149,000	149,239
Security Bank Corporation	19,470	98,052
SM Investments Corporation	14,500	287,560
SM Prime Holdings, Inc.	177,300	133,188
Universal Robina Corporation	833,130	2,520,085

		4,008,785

Poland — 1.7%
Alior Bank SA*	9,484	216,601
Bank Zachodni WBK SA	1,422	161,872
CCC SA	1,822	149,175
Cyfrowy Polsat SA	22,989	164,181
Jastrzebska Spolka Weglowa SA*	38,362	1,060,949
KGHM Polska Miedz SA	2,571	82,131
LPP SA	90	230,368
PGE Polska Grupa Energetyczna SA*	198,638	687,625
Polski Koncern Naftowy ORLEN SA	92,488	2,816,394
Polskie Gornictwo Naftowe i Gazownictwo SA	139,457	251,996
Powszechna Kasa Oszczednosci Bank Polski SA*	117,131	1,490,994
Powszechny Zaklad Ubezpieczen SA	47,166	571,258
Tauron Polska Energia SA*	556,305	487,433

		8,370,977

Portugal — 0.6%
Jeronimo Martins SGPS SA	159,834	3,105,826

Qatar — 0.0%
Qatar National Bank QPSC	3,676	128,211

Russia — 4.1%
Gazprom PJSC ADR	193,596	853,758
Lenta, Ltd. GDR*	165,992	966,073
LUKOIL PJSC ADR	16,867	965,130
Magnit PJSC GDR	168,599	4,611,183
MMC Norilsk Nickel PJSC ADR	17,765	332,916
Mobile TeleSystems PJSC ADR	42,872	436,866
Novatek PJSC GDR	23,715	2,850,543
Novolipetsk Steel PJSC GDR	30,647	782,111
Rosneft Oil Co. PJSC GDR	27,856	139,001
Sberbank of Russia PJSC ADR	357,933	6,059,806
Severstal PJSC GDR	104,971	1,614,454
Surgutneftegas OJSC ADR	42,924	202,387
Tatneft PJSC ADR	12,952	640,606

		20,454,834

See Notes to Financial Statements.	263

EMERGING MARKETS EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
South Africa — 7.2%
Aspen Pharmacare Holdings, Ltd.	117,226	$2,629,235
Barclays Africa Group, Ltd.	42,600	626,613
Bid Corporation, Ltd.	85,768	2,086,507
Bidvest Group, Ltd. (The)	36,926	650,895
Exxaro Resources, Ltd.	169,553	2,226,904
Fortress REIT, Ltd. Class B	20,249	69,065
Foschini Group, Ltd. (The)	17,224	274,707
Growthpoint Properties, Ltd. REIT	170,095	380,265
Imperial Holdings, Ltd.	39,567	838,318
Investec, Ltd.	16,741	121,399
Massmart Holdings, Ltd.	16,834	189,858
MMI Holdings, Ltd.	65,981	111,990
Mondi, Ltd.	23,859	615,677
Mr Price Group, Ltd.	2,665	52,744
MTN Group, Ltd.	142,435	1,572,570
Naspers, Ltd. N Shares	66,545	18,561,067
Pick n Pay Stores, Ltd.Δ	350,023	1,967,880
Redefine Properties, Ltd. REIT	190,199	164,488
Remgro, Ltd.	16,085	306,814
Resilient, Ltd. REIT	12,543	153,243
RMB Holdings, Ltd.	40,174	257,068
Sanlam, Ltd.	25,180	177,059
Standard Bank Group, Ltd.	133,694	2,114,251
Woolworths Holdings, Ltd.	6,703	35,383

		36,184,000

South Korea — 13.3%
AMOREPACIFIC Group	669	88,113
BNK Financial Group, Inc.	35,760	314,289
Celltrion, Inc.*	2,911	600,479
Daewoo Engineering & Construction Co., Ltd.*	9,186	50,797
DB Insurance Co., Ltd.	1,927	128,161
DGB Financial Group, Inc.	3,048	29,993
E-MART, Inc.	6,601	1,669,348
GS Retail Co., Ltd.	32,150	1,209,464
Hana Financial Group, Inc.	26,770	1,244,308
Hanssem Co., Ltd.	1,802	302,984
Hanwha Chemical Corporation	29,952	883,631
Hanwha Corporation	21,691	838,780
Hanwha Life Insurance Co., Ltd.	78,519	506,107
Hyundai Marine & Fire Insurance Co., Ltd.	24,155	1,059,377
Hyundai Mobis Co., Ltd.	1,666	409,283
KB Financial Group, Inc.	15,685	928,287
KIWOOM Securities Co., Ltd.	9,055	740,213
Korea Investment Holdings Co., Ltd.	12,444	801,239
Korean Air Lines Co., Ltd.*	6,547	206,632
KT Corporation ADRΔ	37,055	578,429
LG Corporation	10,160	863,424
LG Electronic, Ltd.	34,558	3,416,893
Lotte Chemical Corporation	6,471	2,221,954
Medy-Tox, Inc.	182	82,436
NAVER Corporation	4,380	3,558,223
NCSoft Corporation	1,880	785,858
NH Investment & Securities Co., Ltd.	8,912	115,355

	Shares	Value
POSCO	1,600	$497,682
Samsung Electronics Co., Ltd.	9,166	21,777,603
Samsung Fire & Marine Insurance Co., Ltd.	23,180	5,779,764
Samsung SDS Co., Ltd.	372	69,363
Shinhan Financial Group Co., Ltd.	108,111	4,990,104
SK Hynix, Inc.	81,848	5,813,364
SK Innovation Co., Ltd.	4,497	857,896
SK Telecom Co., Ltd.	10,257	2,558,142
Woori Bank	43,395	637,923

		66,615,898

Switzerland — 0.4%
Cie Financiere Richemont SA	22,251	2,016,279

Taiwan — 7.5%
AU Optronics Corporation	644,000	268,347
Catcher Technology Co., Ltd.	6,000	66,132
Cathay Financial Holding Co., Ltd.	298,185	536,079
China Airlines, Ltd.*	1,099,000	430,242
China Life Insurance Co., Ltd.	343,643	345,854
Compal Electronics, Inc.	276,430	197,858
CTBC Financial Holding Co., Ltd.	1,151,173	793,019
E.Sun Financial Holding Co., Ltd.	63,000	40,012
Eva Airways Corporation	159,000	84,687
Evergreen Marine Corporation Taiwan, Ltd.*	1,186,000	651,616
First Financial Holding Co., Ltd.	1,294,269	850,277
Formosa Chemicals & Fibre Corporation	97,000	335,736
Foxconn Technology Co., Ltd.	88,152	252,383
Fubon Financial Holding Co., Ltd.	376,000	640,597
General Interface Solution Holding, Ltd.	122,000	815,834
Globalwafers Co., Ltd.	15,000	200,363
Hiwin Technologies Corporation	67,000	724,969
Hon Hai Precision Industry Co., Ltd.	1,178,778	3,771,012
Innolux Corporation	285,000	118,756
Largan Precision Co., Ltd.	6,000	810,525
Lite-On Technology Corporation	520,883	710,649
MediaTek, Inc.	134,000	1,323,857
Mega Financial Holding Co., Ltd.	152,000	122,842
Nanya Technology Corporation	36,000	92,182
Nien Made Enterprise Co., Ltd.	19,000	203,035
Novatek Microelectronics Corporation	66,000	251,726
Pegatron Corporation	373,089	902,680
Phison Electronics Corporation	130,000	1,275,602
Pou Chen Corporation	173,000	224,109
Powertech Technology, Inc.	323,000	955,156
Realtek Semiconductor Corporation	192,000	703,261
Shin Kong Financial Holding Co., Ltd.	525,000	185,241
Siliconware Precision Industries Co., Ltd.	64,920	109,733
Synnex Technology International Corporation	34,000	46,330
Taiwan Cooperative Financial Holding Co., Ltd.	267,000	148,939

264	See Notes to Financial Statements.

	Shares	Value
Taiwan Semiconductor Manufacturing Co., Ltd.	1,276,000	$9,840,617
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	185,556	7,357,295
Teco Electric and Machinery Co., Ltd.	100,000	95,771
Uni-President Enterprises Corporation	170,000	377,035
Wistron Corporation	483,804	389,371
		37,249,729
Thailand — 3.4%
Airports of Thailand PCL NVDR	136,900	285,646
Bangkok Bank PCL NVDR	11,870	73,573
Bangkok Dusit Medical Services PCL	4,536,400	2,909,198
Bumrungrad Hospital PCL NVDR	24,600	142,663
Central Pattana PCL	1,706,400	4,463,658
Central Pattana PCL NVDR	31,000	81,091
CP ALL PCL	1,278,500	3,020,697
Home Product Center PCL NVDR	150,000	58,914
Indorama Ventures PCL NVDR	320,800	524,167
Kasikornbank PCL NVDR	11,400	81,154
Krung Thai Bank PCL NVDR	1,049,835	618,497
PTT Exploration & Production PCL
NVDR	17,000	52,163
PTT Global Chemical PCL NVDR	1,024,754	2,672,724
PTT PCL NVDR	14,300	193,065
Thai Oil PCL NVDR	480,462	1,525,861
TOA Paint Thailand PCL*	40,825	40,712
		16,743,783
Turkey — 3.6%
Akbank TAS	313,100	813,622
BIM Birlesik Magazalar AS	59,457	1,225,061
Coca-Cola Icecek AS	127,303	1,149,270
Eregli Demir ve Celik Fabrikalari TAS	125,749	332,411
Ford Otomotiv Sanayi AS	48,623	772,863
Haci Omer Sabanci Holding AS	80,748	236,886
KOC Holding AS	197,148	961,165
TAV Havalimanlari Holding AS	105,056	622,493
Tofas Turk Otomobil Fabrikasi AS	87,231	759,891
Turk Hava Yollari AO*	493,141	2,041,256
Turkcell Iletisim Hizmetleri AS	76,484	312,353
Türkiye Garanti Bankasi AS	1,899,615	5,372,345
Türkiye Halk Bankasi AS	90,723	258,012
Türkiye Is Bankasi Class C	242,379	445,688
Turkiye Vakiflar Bankasi TAO Class D	330,781	590,789
Ulker Biskuvi Sanayi AS	118,765	616,306
Yapi ve Kredi Bankasi AS*	1,427,189	1,634,085
		18,144,496
United Arab Emirates — 0.1%
ADES International Holding, Ltd.* 144A	27,527	370,238
United Kingdom — 2.3%
Anglo American PLC	8,868	183,216
Global Ports Investments PLC GDR*	49,037	186,341
Hikma Pharmaceuticals PLCΔ	93,570	1,432,622
Liberty Global PLC LiLAC Class A*Δ	70,743	1,425,472

	Shares	Value
Liberty Global PLC LiLAC Class C*	94,333	$1,876,283
Mediclinic International PLCΔ	460,049	4,034,273
Tullow Oil PLC*	935,851	2,610,472
		11,748,679
Total Foreign Common Stocks (Cost $367,074,979)		433,309,585
FOREIGN PREFERRED STOCKS — 3.7%
Brazil — 2.2%
Banco Bradesco SA ADR
0.00%, 01/03/18*	101,407	1,038,408
Cia Brasileira de Distribuicao
0.00%, 12/07/17	49,400	1,175,705
Cia Brasileira de Distribuicao ADR
0.00%, 12/08/17*	20,418	481,252
Cia Energetica de Minas Gerais
1.70%, 05/15/17	18,000	37,228
Itau Unibanco Holding SA ADR
0.40%, 01/02/18	157,064	2,041,832
Itausa - Investimentos Itau SA
0.54%, 12/26/17	1,360,981	4,439,095
Lojas Americanas SA
0.00%, 01/05/18*	96,999	498,350
Petroleo Brasileiro SA
0.00%, 04/03/14*	233,600	1,133,583
		10,845,453
Chile — 0.2%
Embotelladora Andina SA ADR Class B
1.95%, 10/19/17Δ	29,544	854,708
Sociedad Quimica y Minera de Chile SA ADR
0.72%, 12/06/17	6,733	399,738
		1,254,446
Colombia — 0.1%
Bancolombia SA ADR
3.10%, 12/22/17	9,370	371,614
South Korea — 1.2%
Samsung Electronics Co., Ltd.
1.33%, 09/28/17	2,796	5,444,965
Samsung Fire & Marine Insurance Co., Ltd.
3.49%, 12/28/16	2,090	345,551
		5,790,516
Total Foreign Preferred Stocks (Cost $15,808,561)		18,262,029

See Notes to Financial Statements.	265

EMERGING MARKETS EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
MONEY MARKET FUNDS — 7.7%
GuideStone Money Market Fund (Investor Class)¥	19,608,867	$19,608,867
Northern Institutional Liquid Assets Portfolio§	7,288,423	7,288,423
Northern Institutional U.S. Government Portfolio	11,503,448	11,503,448
Total Money Market Funds (Cost $38,400,738)		38,400,738

	Par
U.S. TREASURY OBLIGATION — 0.2%
U.S. Treasury Bill 1.42%, 06/07/18Ω‡‡ (Cost $1,192,621)	$1,200,000	1,192,395
TOTAL INVESTMENTS — 100.4% (Cost $431,718,143)		501,177,725
Liabilities in Excess of Other Assets — (0.4)%		(2,190,541)
NET ASSETS — 100.0%		$498,987,184

Futures Contracts outstanding at December 31, 2017:

Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Counterparty	Value and Unrealized Appreciation (Depreciation)
Taiwan Taiex Index	01/2018	5	$357,310	GSC	$4,501
SGX Nifty 50 Index	01/2018	(330)	(6,968,610)	GSC	(5,890)
TA-35 Index	01/2018	54	2,347,188	GSC	42,308
FTSE Bursa Malaysia KLCI Index	01/2018	(3)	(66,160)	BAR	(618)
HSCEI Index	01/2018	98	7,356,726	BAR	46,030
HSCEI Index	01/2018	64	4,804,393	GSC	33,912
MSCI Taiwan Index	01/2018	96	3,772,800	BAR	64,270
SGX MSCI Singapore Index	01/2018	39	1,131,698	BAR	6,782
Bovespa Index	02/2018	(110)	(2,548,229)	GSC	(100,183)
BIST 30 Index	02/2018	(57)	(218,346)	JPM	(6,155)
KOSPI 200 Index	03/2018	112	8,530,382	BAR	104,249
KOSPI 200 Index	03/2018	18	1,370,954	JPM	16,754
FTSE/JSE Top 40 Index	03/2018	(131)	(5,630,062)	BAR	(99,277)
Mexican Bolsa Index	03/2018	8	203,860	BAR	7,882
MSCI Emerging Markets Index	03/2018	633	36,831,105	GSC	1,445,850
WIG20 Index	03/2018	(30)	(422,988)	GSC	(8,531)
SET50 Index	03/2018	(155)	(1,075,821)	BAR	3,664

Total Futures Contracts outstanding at December 31, 2017			$49,776,200		$1,555,548

Forward Foreign Currency Contracts outstanding at December 31, 2017:

Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counterparty	Net Unrealized Appreciation (Depreciation)
03/22/18	South African Rand	15,355,000	U.S. Dollars	1,066,813	CITI	$159,394
03/21/18	Turkish Lira	9,799,500	U.S. Dollars	2,417,419	CITI	107,407
03/21/18	Russian Rubles	150,942,000	U.S. Dollars	2,493,929	CITI	95,232

266	See Notes to Financial Statements.

Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counterparty	Net Unrealized Appreciation (Depreciation)
03/21/18	Turkish Lira	4,899,750	U.S. Dollars	1,190,854	CITI	$71,559
03/21/18	Turkish Lira	4,899,750	U.S. Dollars	1,200,423	CITI	61,990
03/21/18	Turkish Lira	4,899,750	U.S. Dollars	1,203,165	CITI	59,248
03/21/18	Turkish Lira	4,899,750	U.S. Dollars	1,204,377	CITI	58,036
03/22/18	South African Rand	7,100,000	U.S. Dollars	509,864	CITI	57,122
03/22/18	South African Rand	8,000,000	U.S. Dollars	583,937	CITI	54,920
03/21/18	U.S. Dollars	1,957,707	Brazilian Reals	6,378,625	CITI	51,587
03/21/18	Turkish Lira	4,899,750	U.S. Dollars	1,211,794	CITI	50,619
03/21/18	U.S. Dollars	1,956,076	Brazilian Reals	6,378,625	CITI	49,956
03/21/18	U.S. Dollars	1,951,359	Brazilian Reals	6,378,625	CITI	45,239
03/22/18	South African Rand	6,000,000	U.S. Dollars	434,139	CITI	45,004
03/21/18	U.S. Dollars	1,948,676	Brazilian Reals	6,378,625	CITI	42,556
03/21/18	Turkish Lira	4,899,750	U.S. Dollars	1,224,789	CITI	37,624
03/22/18	South African Rand	4,500,000	U.S. Dollars	323,419	CITI	35,938
03/22/18	South African Rand	4,500,000	U.S. Dollars	323,876	CITI	35,481
03/21/18	U.S. Dollars	1,940,495	Brazilian Reals	6,378,625	CITI	34,375
03/21/18	Chilean Pesos	342,989,167	U.S. Dollars	522,883	CITI	34,144
03/21/18	Chilean Pesos	342,989,166	U.S. Dollars	524,338	CITI	32,689
03/21/18	Chilean Pesos	342,989,167	U.S. Dollars	525,455	CITI	31,572
03/21/18	Chilean Pesos	342,989,166	U.S. Dollars	526,261	CITI	30,766
03/22/18	South African Rand	4,100,000	U.S. Dollars	297,430	CITI	29,984
03/22/18	South African Rand	3,500,000	U.S. Dollars	250,030	CITI	29,471
03/21/18	U.S. Dollars	1,935,431	Brazilian Reals	6,378,625	CITI	29,312
03/21/18	Chilean Pesos	342,989,166	U.S. Dollars	528,898	CITI	28,129
03/22/18	South African Rand	4,300,000	U.S. Dollars	315,341	CITI	28,045
03/21/18	U.S. Dollars	1,934,140	Brazilian Reals	6,378,625	CITI	28,020
03/21/18	Chilean Pesos	342,989,167	U.S. Dollars	531,208	CITI	25,819
03/21/18	Chilean Pesos	342,989,167	U.S. Dollars	532,346	CITI	24,681
03/21/18	U.S. Dollars	1,292,625	Mexican Pesos	25,300,000	CITI	24,299
03/21/18	U.S. Dollars	1,930,102	Brazilian Reals	6,378,625	CITI	23,982
03/21/18	Chilean Pesos	342,989,166	U.S. Dollars	533,945	CITI	23,081
03/21/18	Polish Zloty	2,204,000	U.S. Dollars	612,123	CITI	21,235
03/22/18	South African Rand	2,600,000	U.S. Dollars	186,845	CITI	20,784
03/21/18	Hungarian Forint	193,707,000	U.S. Dollars	732,410	CITI	18,566
03/21/18	Polish Zloty	2,204,000	U.S. Dollars	614,820	CITI	18,537
03/21/18	Czech Republic Koruna	22,712,500	U.S. Dollars	1,052,361	CITI	18,527
03/21/18	Hungarian Forint	193,707,000	U.S. Dollars	732,631	CITI	18,344
03/21/18	Chilean Pesos	342,989,167	U.S. Dollars	539,310	CITI	17,717
03/21/18	Chilean Pesos	342,989,167	U.S. Dollars	539,420	CITI	17,606
03/21/18	Chilean Pesos	342,989,167	U.S. Dollars	539,864	CITI	17,163
03/21/18	Polish Zloty	2,204,000	U.S. Dollars	616,425	CITI	16,933
03/21/18	Chilean Pesos	342,989,167	U.S. Dollars	540,805	CITI	16,222
03/21/18	Polish Zloty	2,204,000	U.S. Dollars	617,802	CITI	15,556
03/21/18	Hungarian Forint	193,707,000	U.S. Dollars	735,497	CITI	15,479
03/21/18	Czech Republic Koruna	22,712,500	U.S. Dollars	1,056,498	CITI	14,390
03/21/18	Polish Zloty	2,204,000	U.S. Dollars	618,973	CITI	14,385
03/21/18	Hungarian Forint	193,707,000	U.S. Dollars	736,924	CITI	14,052
03/22/18	South African Rand	1,900,000	U.S. Dollars	138,331	CITI	13,397
03/21/18	Hungarian Forint	193,707,000	U.S. Dollars	737,774	CITI	13,201
03/21/18	South Korean Won	720,000,000	U.S. Dollars	662,060	CITI	13,183
03/21/18	South Korean Won	390,000,000	U.S. Dollars	352,823	CITI	12,934
03/21/18	Chinese Offshore Yuan	4,516,000	U.S. Dollars	677,434	CITI	12,801
03/21/18	Polish Zloty	2,204,000	U.S. Dollars	620,847	CITI	12,510
03/21/18	Polish Zloty	2,204,000	U.S. Dollars	621,316	CITI	12,041

See Notes to Financial Statements.	267

EMERGING MARKETS EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counterparty	Net Unrealized Appreciation (Depreciation)
03/22/18	South African Rand	1,222,000	U.S. Dollars	85,760	CITI	$11,825
03/21/18	Polish Zloty	2,204,000	U.S. Dollars	621,776	CITI	11,582
03/21/18	Polish Zloty	2,204,000	U.S. Dollars	622,338	CITI	11,020
03/21/18	Polish Zloty	2,204,000	U.S. Dollars	622,439	CITI	10,919
03/22/18	South African Rand	1,300,000	U.S. Dollars	93,079	CITI	10,736
03/21/18	South Korean Won	790,000,000	U.S. Dollars	730,198	CITI	10,693
03/21/18	Taiwan Dollars	26,731,750	U.S. Dollars	898,822	CITI	10,527
03/21/18	Polish Zloty	2,204,000	U.S. Dollars	623,059	CITI	10,299
03/21/18	Polish Zloty	2,204,000	U.S. Dollars	623,076	CITI	10,281
03/21/18	Hungarian Forint	193,707,000	U.S. Dollars	741,046	CITI	9,929
03/21/18	Singapore Dollars	950,000	U.S. Dollars	701,475	CITI	9,717
03/21/18	Russian Rubles	27,000,000	U.S. Dollars	454,534	CITI	8,607
03/22/18	South African Rand	2,800,000	U.S. Dollars	215,162	CITI	8,438
03/21/18	Czech Republic Koruna	22,712,500	U.S. Dollars	1,062,826	CITI	8,062
03/21/18	Polish Zloty	2,204,000	U.S. Dollars	625,744	CITI	7,614
03/21/18	Singapore Dollars	1,320,000	U.S. Dollars	980,637	CITI	7,545
03/21/18	South Korean Won	313,018,000	U.S. Dollars	286,084	CITI	7,476
03/21/18	U.S. Dollars	368,274	Mexican Pesos	7,200,000	CITI	7,327
03/21/18	Czech Republic Koruna	22,712,500	U.S. Dollars	1,063,572	CITI	7,316
03/22/18	South African Rand	3,400,000	U.S. Dollars	264,364	CITI	7,151
03/21/18	Taiwan Dollars	13,365,875	U.S. Dollars	447,995	CITI	6,679
03/22/18	South African Rand	800,000	U.S. Dollars	57,553	CITI	6,333
03/21/18	Philippine Pesos	15,000,000	U.S. Dollars	293,371	CITI	6,250
03/21/18	Taiwan Dollars	13,365,875	U.S. Dollars	448,551	CITI	6,123
03/21/18	Singapore Dollars	1,400,000	U.S. Dollars	1,042,213	CITI	5,858
03/21/18	Hungarian Forint	193,707,000	U.S. Dollars	745,173	CITI	5,802
03/21/18	Taiwan Dollars	13,365,875	U.S. Dollars	448,898	CITI	5,777
03/21/18	Philippine Pesos	10,000,000	U.S. Dollars	194,062	CITI	5,685
03/21/18	U.S. Dollars	420,892	Brazilian Reals	1,390,000	CITI	5,519
03/21/18	Taiwan Dollars	13,365,875	U.S. Dollars	449,184	CITI	5,490
03/21/18	Singapore Dollars	510,000	U.S. Dollars	376,455	CITI	5,342
03/21/18	Czech Republic Koruna	22,712,500	U.S. Dollars	1,065,568	CITI	5,320
03/21/18	Taiwan Dollars	13,365,875	U.S. Dollars	449,426	CITI	5,248
03/21/18	Russian Rubles	9,016,000	U.S. Dollars	149,669	CITI	4,986
03/21/18	Chilean Pesos	98,818,000	U.S. Dollars	155,600	CITI	4,884
03/21/18	Philippine Pesos	12,106,000	U.S. Dollars	237,187	CITI	4,626
03/21/18	Philippine Pesos	14,000,000	U.S. Dollars	275,104	CITI	4,542
03/21/18	Singapore Dollars	440,000	U.S. Dollars	325,106	CITI	4,288
03/21/18	Philippine Pesos	11,000,000	U.S. Dollars	215,476	CITI	4,246
03/21/18	Czech Republic Koruna	22,712,500	U.S. Dollars	1,066,819	CITI	4,069
03/21/18	Czech Republic Koruna	22,712,500	U.S. Dollars	1,066,870	CITI	4,019
03/21/18	Turkish Lira	400,000	U.S. Dollars	99,057	CITI	4,003
03/21/18	Turkish Lira	400,000	U.S. Dollars	99,655	CITI	3,405
03/21/18	Taiwan Dollars	13,365,875	U.S. Dollars	451,369	CITI	3,306
03/22/18	U.S. Dollars	594,240	South African Rand	7,400,000	CITI	3,297
03/21/18	U.S. Dollars	123,596	Mexican Pesos	2,400,000	CITI	3,281
03/21/18	South Korean Won	230,000,000	U.S. Dollars	212,510	CITI	3,192
03/21/18	Chinese Offshore Yuan	1,590,000	U.S. Dollars	239,828	CITI	3,191
03/21/18	Philippine Pesos	8,000,000	U.S. Dollars	156,618	CITI	3,180
03/21/18	Philippine Pesos	12,000,000	U.S. Dollars	236,524	CITI	3,173
03/21/18	Indian Rupees	35,000,000	U.S. Dollars	541,109	CITI	3,060
03/21/18	Philippine Pesos	10,000,000	U.S. Dollars	196,735	CITI	3,012
03/21/18	Philippine Pesos	12,000,000	U.S. Dollars	236,734	CITI	2,963
03/21/18	Hungarian Forint	193,707,000	U.S. Dollars	748,152	CITI	2,824

268	See Notes to Financial Statements.

Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counterparty	Net Unrealized Appreciation (Depreciation)
03/21/18	Turkish Lira	200,000	U.S. Dollars	48,781	CITI	$2,748
03/21/18	Philippine Pesos	5,000,000	U.S. Dollars	97,182	CITI	2,692
03/21/18	Philippine Pesos	7,000,000	U.S. Dollars	137,215	CITI	2,608
03/21/18	Turkish Lira	600,000	U.S. Dollars	152,119	CITI	2,470
03/21/18	Turkish Lira	400,000	U.S. Dollars	100,705	CITI	2,354
03/21/18	Chinese Offshore Yuan	804,000	U.S. Dollars	120,599	CITI	2,286
03/21/18	Indian Rupees	34,000,000	U.S. Dollars	526,562	CITI	2,060
03/21/18	Indian Rupees	40,000,000	U.S. Dollars	619,937	CITI	1,971
03/21/18	South Korean Won	90,000,000	U.S. Dollars	82,456	CITI	1,950
03/21/18	Brazilian Reals	3,890,000	U.S. Dollars	1,160,506	CITI	1,940
03/21/18	Singapore Dollars	210,000	U.S. Dollars	155,315	CITI	1,896
03/21/18	Singapore Dollars	410,000	U.S. Dollars	305,076	CITI	1,859
03/21/18	South Korean Won	90,000,000	U.S. Dollars	82,629	CITI	1,777
03/21/18	Turkish Lira	500,000	U.S. Dollars	127,330	CITI	1,494
03/21/18	Hong Kong Dollars	14,092,500	U.S. Dollars	1,805,233	CITI	1,391
03/21/18	U.S. Dollars	330,081	Brazilian Reals	1,100,000	CITI	1,369
03/21/18	Turkish Lira	205,000	U.S. Dollars	51,609	CITI	1,208
03/21/18	Hong Kong Dollars	14,092,500	U.S. Dollars	1,805,603	CITI	1,021
03/21/18	Indian Rupees	13,000,000	U.S. Dollars	201,389	CITI	731
03/22/18	South African Rand	92,000	U.S. Dollars	6,625	CITI	722
03/21/18	Turkish Lira	200,000	U.S. Dollars	50,862	CITI	668
03/21/18	Hong Kong Dollars	14,092,500	U.S. Dollars	1,806,066	CITI	558
03/21/18	U.S. Dollars	711,450	Hong Kong Dollars	5,546,000	CITI	466
03/21/18	Turkish Lira	200,000	U.S. Dollars	51,071	CITI	459
03/21/18	Indonesian Rupiahs	931,881,000	U.S. Dollars	68,166	CITI	333
03/21/18	Turkish Lira	200,000	U.S. Dollars	51,210	CITI	320
03/21/18	Singapore Dollars	80,000	U.S. Dollars	59,571	CITI	318
03/21/18	Indonesian Rupiahs	943,593,000	U.S. Dollars	69,072	CITI	288
03/21/18	Singapore Dollars	180,000	U.S. Dollars	134,502	CITI	250
03/21/18	Hong Kong Dollars	1,000,000	U.S. Dollars	127,955	CITI	242
03/21/18	Thai Baht	900,000	U.S. Dollars	27,477	CITI	190
03/21/18	U.S. Dollars	359,113	Hong Kong Dollars	2,800,000	CITI	160
03/21/18	Chilean Pesos	2,628,000	U.S. Dollars	4,144	CITI	124
03/21/18	Peruvian Nuevo Soles	389,874	U.S. Dollars	119,759	CITI	122
03/21/18	Turkish Lira	17,000	U.S. Dollars	4,259	CITI	121
03/21/18	U.S. Dollars	166,777	Hong Kong Dollars	1,300,000	CITI	120
03/21/18	Thai Baht	600,000	U.S. Dollars	18,330	CITI	115
03/21/18	Hong Kong Dollars	700,000	U.S. Dollars	89,639	CITI	99
03/21/18	Hong Kong Dollars	2,400,000	U.S. Dollars	307,581	CITI	93
03/21/18	U.S. Dollars	27,754	Thai Baht	900,000	CITI	87
03/21/18	U.S. Dollars	2,540	Mexican Pesos	49,000	CITI	83
03/21/18	U.S. Dollars	40,039	Thai Baht	1,300,000	CITI	76
03/21/18	Hong Kong Dollars	800,000	U.S. Dollars	102,487	CITI	71
03/21/18	Thai Baht	1,500,000	U.S. Dollars	46,054	CITI	58
03/21/18	Thai Baht	900,000	U.S. Dollars	27,612	CITI	54
03/21/18	Hong Kong Dollars	600,000	U.S. Dollars	76,873	CITI	46
03/21/18	Russian Rubles	90,000	U.S. Dollars	1,506	CITI	38
03/21/18	U.S. Dollars	1,826	Brazilian Reals	6,000	CITI	33
03/21/18	U.S. Dollars	38,490	Hong Kong Dollars	300,000	CITI	30
03/21/18	Peruvian Nuevo Soles	10,000	U.S. Dollars	3,045	CITI	30
03/21/18	U.S. Dollars	38,488	Hong Kong Dollars	300,000	CITI	28
03/21/18	Peruvian Nuevo Soles	10,000	U.S. Dollars	3,048	CITI	27
03/21/18	Hong Kong Dollars	900,000	U.S. Dollars	115,352	CITI	25
03/21/18	U.S. Dollars	51,302	Hong Kong Dollars	400,000	CITI	23

See Notes to Financial Statements.	269

EMERGING MARKETS EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counterparty	Net Unrealized Appreciation (Depreciation)
03/21/18	Peruvian Nuevo Soles	10,000	U.S. Dollars	3,057	CITI	$18
03/21/18	Chilean Pesos	161,000	U.S. Dollars	246	CITI	15
03/21/18	Polish Zloty	2,000	U.S. Dollars	560	CITI	14
03/21/18	Thai Baht	400,000	U.S. Dollars	12,283	CITI	13
03/21/18	Indian Rupees	51,000	U.S. Dollars	781	CITI	12
03/21/18	U.S. Dollars	3,082	Thai Baht	100,000	CITI	8
03/21/18	U.S. Dollars	6,157	Peruvian Nuevo Soles	20,000	CITI	7
03/21/18	Thai Baht	100,000	U.S. Dollars	3,067	CITI	7
03/21/18	Turkish Lira	200,000	U.S. Dollars	51,523	CITI	6
03/21/18	U.S. Dollars	64,104	Hong Kong Dollars	500,000	CITI	5
03/21/18	U.S. Dollars	25,642	Hong Kong Dollars	200,000	CITI	3
03/21/18	U.S. Dollars	3,078	Peruvian Nuevo Soles	10,000	CITI	3
03/21/18	Russian Rubles	2,000	U.S. Dollars	33	CITI	1
03/21/18	U.S. Dollars	3,076	Peruvian Nuevo Soles	10,000	CITI	1

Subtotal Appreciation						$2,325,296

03/21/18	Peruvian Nuevo Soles	10,000	U.S. Dollars	3,076	CITI	$(1)
03/21/18	U.S. Dollars	3,072	Thai Baht	100,000	CITI	(2)
03/21/18	Hong Kong Dollars	25,000	U.S. Dollars	3,208	CITI	(3)
03/21/18	U.S. Dollars	3,072	Peruvian Nuevo Soles	10,000	CITI	(3)
03/21/18	Thai Baht	3,189,000	U.S. Dollars	98,036	CITI	(3)
03/21/18	U.S. Dollars	283	Polish Zloty	1,000	CITI	(4)
03/21/18	U.S. Dollars	229	Indian Rupees	15,000	CITI	(5)
03/21/18	Hong Kong Dollars	100,000	U.S. Dollars	12,825	CITI	(5)
03/21/18	U.S. Dollars	3,069	Peruvian Nuevo Soles	10,000	CITI	(6)
03/21/18	Thai Baht	200,000	U.S. Dollars	6,155	CITI	(6)
03/21/18	U.S. Dollars	265	South Korean Won	290,000	CITI	(7)
03/21/18	Peruvian Nuevo Soles	10,000	U.S. Dollars	3,084	CITI	(9)
03/21/18	Peruvian Nuevo Soles	10,000	U.S. Dollars	3,084	CITI	(9)
03/21/18	Thai Baht	500,000	U.S. Dollars	15,381	CITI	(10)
03/21/18	Hong Kong Dollars	100,000	U.S. Dollars	12,830	CITI	(11)
03/21/18	Hong Kong Dollars	100,000	U.S. Dollars	12,831	CITI	(11)
03/21/18	U.S. Dollars	3,063	Peruvian Nuevo Soles	10,000	CITI	(11)
03/21/18	U.S. Dollars	3,062	Thai Baht	100,000	CITI	(12)
03/21/18	U.S. Dollars	3,062	Peruvian Nuevo Soles	10,000	CITI	(13)
03/21/18	U.S. Dollars	38,445	Hong Kong Dollars	300,000	CITI	(15)
03/21/18	Brazilian Reals	22,000	U.S. Dollars	6,592	CITI	(18)
03/21/18	Hong Kong Dollars	202,000	U.S. Dollars	25,915	CITI	(19)
03/21/18	U.S. Dollars	36,865	Thai Baht	1,200,000	CITI	(24)
03/21/18	U.S. Dollars	18,415	Thai Baht	600,000	CITI	(30)
03/21/18	U.S. Dollars	30,709	Thai Baht	1,000,000	CITI	(32)
03/21/18	Mexican Pesos	16,000	U.S. Dollars	837	CITI	(35)
03/21/18	U.S. Dollars	27,631	Thai Baht	900,000	CITI	(36)
03/21/18	Hong Kong Dollars	400,000	U.S. Dollars	51,317	CITI	(38)
03/21/18	U.S. Dollars	7,311	Indonesian Rupiahs	100,000,000	CITI	(40)
03/21/18	U.S. Dollars	12,245	Thai Baht	400,000	CITI	(51)
03/21/18	U.S. Dollars	76,862	Hong Kong Dollars	600,000	CITI	(56)
03/21/18	Thai Baht	500,000	U.S. Dollars	15,435	CITI	(65)
03/21/18	Hong Kong Dollars	400,000	U.S. Dollars	51,350	CITI	(71)
03/21/18	U.S. Dollars	122,864	Hong Kong Dollars	959,000	CITI	(77)
03/21/18	U.S. Dollars	70,643	Czech Republic Koruna	1,500,000	CITI	(81)
03/21/18	Hong Kong Dollars	900,000	U.S. Dollars	115,462	CITI	(84)
03/21/18	U.S. Dollars	21,432	Thai Baht	700,000	CITI	(87)
03/21/18	U.S. Dollars	184,387	Hong Kong Dollars	1,439,000	CITI	(89)

270	See Notes to Financial Statements.

Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counterparty	Net Unrealized Appreciation (Depreciation)
03/21/18	Hong Kong Dollars	600,000	U.S. Dollars	77,020	CITI	$(102)
03/21/18	U.S. Dollars	192,685	Hong Kong Dollars	1,504,000	CITI	(124)
03/21/18	U.S. Dollars	269,064	Hong Kong Dollars	2,100,000	CITI	(150)
03/21/18	U.S. Dollars	34,414	Israeli Shekels	120,000	CITI	(187)
03/21/18	Hong Kong Dollars	2,064,000	U.S. Dollars	264,815	CITI	(216)
03/21/18	Hong Kong Dollars	14,092,500	U.S. Dollars	1,806,859	CITI	(235)
03/21/18	U.S. Dollars	18,209	Thai Baht	600,000	CITI	(235)
03/21/18	Hong Kong Dollars	2,500,000	U.S. Dollars	320,730	CITI	(236)
03/21/18	Hong Kong Dollars	2,772,000	U.S. Dollars	355,615	CITI	(251)
03/21/18	U.S. Dollars	85,114	Thai Baht	2,779,000	CITI	(315)
03/21/18	U.S. Dollars	113,174	Thai Baht	3,694,000	CITI	(383)
03/21/18	U.S. Dollars	65,746	Indonesian Rupiahs	900,000,000	CITI	(409)
03/21/18	U.S. Dollars	360,351	Israeli Shekels	1,251,250	CITI	(437)
03/21/18	U.S. Dollars	23,691	Philippine Pesos	1,212,000	CITI	(519)
03/21/18	U.S. Dollars	285,971	Indonesian Rupiahs	3,900,000,000	CITI	(702)
03/21/18	U.S. Dollars	153,553	Indonesian Rupiahs	2,100,000,000	CITI	(810)
03/21/18	Mexican Pesos	453,000	U.S. Dollars	23,579	CITI	(870)
03/21/18	U.S. Dollars	87,217	Taiwan Dollars	2,590,000	CITI	(889)
03/21/18	U.S. Dollars	146,091	Indonesian Rupiahs	2,000,000,000	CITI	(921)
03/21/18	U.S. Dollars	60,284	Czech Republic Koruna	1,300,000	CITI	(1,010)
03/21/18	U.S. Dollars	359,703	Israeli Shekels	1,251,250	CITI	(1,084)
03/21/18	Hong Kong Dollars	14,092,500	U.S. Dollars	1,807,780	CITI	(1,156)
03/21/18	U.S. Dollars	105,403	Israeli Shekels	370,000	CITI	(1,283)
03/21/18	U.S. Dollars	51,287	Polish Zloty	183,000	CITI	(1,301)
03/21/18	U.S. Dollars	88,038	Israeli Shekels	310,000	CITI	(1,348)
03/21/18	U.S. Dollars	128,270	Israeli Shekels	450,000	CITI	(1,484)
03/21/18	Hong Kong Dollars	14,092,500	U.S. Dollars	1,808,152	CITI	(1,527)
03/21/18	U.S. Dollars	49,930	Russian Rubles	3,000,000	CITI	(1,530)
03/21/18	U.S. Dollars	32,768	Russian Rubles	2,000,000	CITI	(1,539)
03/21/18	Hong Kong Dollars	14,092,500	U.S. Dollars	1,808,198	CITI	(1,574)
03/21/18	U.S. Dollars	81,253	Philippine Pesos	4,147,000	CITI	(1,582)
03/21/18	U.S. Dollars	359,037	Israeli Shekels	1,251,250	CITI	(1,750)
03/21/18	U.S. Dollars	358,862	Israeli Shekels	1,251,250	CITI	(1,925)
03/21/18	Hong Kong Dollars	14,092,500	U.S. Dollars	1,808,569	CITI	(1,945)
03/21/18	U.S. Dollars	32,966	Chilean Pesos	21,569,000	CITI	(2,063)
03/21/18	U.S. Dollars	358,544	Israeli Shekels	1,251,250	CITI	(2,244)
03/22/18	U.S. Dollars	18,123	South African Rand	256,000	CITI	(2,321)
03/21/18	U.S. Dollars	118,981	Indian Rupees	7,806,000	CITI	(2,384)
03/22/18	U.S. Dollars	25,216	South African Rand	347,000	CITI	(2,494)
03/21/18	U.S. Dollars	89,227	Russian Rubles	5,353,000	CITI	(2,595)
03/21/18	U.S. Dollars	172,893	Indian Rupees	11,292,000	CITI	(2,672)
03/21/18	U.S. Dollars	658,856	Indonesian Rupiahs	9,000,000,000	CITI	(2,698)
03/21/18	Brazilian Reals	582,000	U.S. Dollars	176,712	CITI	(2,794)
03/21/18	U.S. Dollars	65,766	Russian Rubles	4,000,000	CITI	(2,847)
03/21/18	U.S. Dollars	680,494	Indonesian Rupiahs	9,300,000,000	CITI	(3,112)
03/21/18	Brazilian Reals	446,000	U.S. Dollars	136,400	CITI	(3,122)
03/21/18	U.S. Dollars	125,399	Turkish Lira	500,000	CITI	(3,425)
03/21/18	U.S. Dollars	107,731	Polish Zloty	387,000	CITI	(3,480)
03/21/18	U.S. Dollars	357,300	Israeli Shekels	1,251,250	CITI	(3,488)
03/21/18	U.S. Dollars	208,112	Chinese Offshore Yuan	1,385,000	CITI	(3,575)
03/21/18	U.S. Dollars	321,756	Czech Republic Koruna	6,900,000	CITI	(3,577)
03/21/18	U.S. Dollars	948,975	Indonesian Rupiahs	12,959,246,303	CITI	(3,608)
03/21/18	U.S. Dollars	357,157	Israeli Shekels	1,251,250	CITI	(3,630)
03/21/18	U.S. Dollars	635,712	Indonesian Rupiahs	8,700,000,000	CITI	(3,791)

See Notes to Financial Statements.	271

EMERGING MARKETS EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counterparty	Net Unrealized Appreciation (Depreciation)
03/21/18	Czech Republic Koruna	22,712,500	U.S. Dollars	1,074,821	CITI	$(3,933)
03/21/18	U.S. Dollars	434,475	Chilean Pesos	270,000,000	CITI	(4,015)
03/21/18	U.S. Dollars	396,452	Czech Republic Koruna	8,500,000	CITI	(4,320)
03/21/18	U.S. Dollars	150,204	Turkish Lira	600,000	CITI	(4,385)
03/21/18	U.S. Dollars	356,389	Israeli Shekels	1,251,250	CITI	(4,398)
03/21/18	U.S. Dollars	150,014	Turkish Lira	600,000	CITI	(4,575)
03/21/18	U.S. Dollars	300,812	Taiwan Dollars	8,978,000	CITI	(4,598)
03/21/18	U.S. Dollars	73,972	Turkish Lira	305,000	CITI	(4,611)
03/21/18	U.S. Dollars	611,520	Chilean Pesos	380,000,000	CITI	(5,613)
03/21/18	Brazilian Reals	2,440,000	U.S. Dollars	735,220	CITI	(6,076)
03/21/18	U.S. Dollars	946,203	Indonesian Rupiahs	12,959,246,303	CITI	(6,379)
03/21/18	U.S. Dollars	417,869	Czech Republic Koruna	9,000,000	CITI	(6,478)
03/21/18	U.S. Dollars	560,739	Chilean Pesos	350,000,000	CITI	(7,673)
03/21/18	U.S. Dollars	251,677	Chilean Pesos	160,000,000	CITI	(8,168)
03/21/18	U.S. Dollars	1,896,352	Indonesian Rupiahs	25,918,492,606	CITI	(8,812)
03/21/18	Mexican Pesos	4,474,000	U.S. Dollars	233,374	CITI	(9,086)
03/21/18	U.S. Dollars	430,902	South Korean Won	469,672,000	CITI	(9,574)
03/21/18	U.S. Dollars	752,137	Indian Rupees	49,000,000	CITI	(9,701)
03/21/18	U.S. Dollars	330,500	Chilean Pesos	210,000,000	CITI	(10,547)
03/21/18	U.S. Dollars	417,077	Russian Rubles	25,000,000	CITI	(11,757)
03/21/18	U.S. Dollars	780,085	Czech Republic Koruna	16,800,000	CITI	(12,030)
03/21/18	U.S. Dollars	311,288	Chilean Pesos	200,000,000	CITI	(13,519)
03/21/18	U.S. Dollars	862,158	Turkish Lira	3,400,000	CITI	(13,847)
03/21/18	U.S. Dollars	326,111	Chilean Pesos	210,000,000	CITI	(14,936)
03/21/18	U.S. Dollars	1,304,295	Singapore Dollars	1,762,500	CITI	(15,152)
03/21/18	U.S. Dollars	2,622,393	Singapore Dollars	3,525,000	CITI	(16,501)
03/21/18	U.S. Dollars	356,627	Chilean Pesos	230,000,000	CITI	(16,901)
03/21/18	U.S. Dollars	1,300,872	Singapore Dollars	1,762,500	CITI	(18,575)
03/21/18	U.S. Dollars	533,140	Chilean Pesos	340,000,000	CITI	(19,032)
03/21/18	U.S. Dollars	1,217,477	Turkish Lira	4,800,000	CITI	(19,235)
03/21/18	U.S. Dollars	418,646	Turkish Lira	1,700,000	CITI	(19,357)
03/21/18	U.S. Dollars	369,799	Chilean Pesos	240,000,000	CITI	(19,970)
03/21/18	Mexican Pesos	11,467,077	U.S. Dollars	595,291	CITI	(20,430)
03/21/18	Mexican Pesos	11,467,076	U.S. Dollars	595,410	CITI	(20,549)
03/21/18	U.S. Dollars	352,958	Chilean Pesos	230,000,000	CITI	(20,570)
03/21/18	Mexican Pesos	11,467,077	U.S. Dollars	595,672	CITI	(20,811)
03/21/18	U.S. Dollars	1,508,163	South Korean Won	1,630,858,000	CITI	(21,316)
03/21/18	U.S. Dollars	351,923	Chilean Pesos	230,000,000	CITI	(21,605)
03/21/18	U.S. Dollars	1,506,352	South Korean Won	1,630,858,000	CITI	(23,127)
03/21/18	Mexican Pesos	11,467,077	U.S. Dollars	598,499	CITI	(23,637)
03/21/18	Mexican Pesos	11,467,077	U.S. Dollars	598,500	CITI	(23,639)
03/21/18	U.S. Dollars	382,057	Chilean Pesos	250,000,000	CITI	(23,952)
03/22/18	U.S. Dollars	726,359	South African Rand	9,400,000	CITI	(24,299)
03/21/18	U.S. Dollars	2,238,527	Colombian Pesos	6,800,000,000	CITI	(24,445)
03/21/18	U.S. Dollars	1,374,113	Chinese Offshore Yuan	9,154,375	CITI	(25,062)
03/21/18	U.S. Dollars	477,556	Chilean Pesos	310,000,000	CITI	(25,896)
03/21/18	U.S. Dollars	1,373,021	Chinese Offshore Yuan	9,154,375	CITI	(26,154)
03/21/18	U.S. Dollars	1,372,568	Chinese Offshore Yuan	9,154,375	CITI	(26,607)
03/21/18	U.S. Dollars	427,162	Chilean Pesos	280,000,000	CITI	(27,568)
03/21/18	U.S. Dollars	1,371,478	Chinese Offshore Yuan	9,154,375	CITI	(27,697)
03/21/18	Mexican Pesos	11,467,077	U.S. Dollars	602,745	CITI	(27,884)
03/21/18	U.S. Dollars	426,600	Chilean Pesos	280,000,000	CITI	(28,130)
03/21/18	Mexican Pesos	11,467,077	U.S. Dollars	603,246	CITI	(28,384)
03/21/18	Mexican Pesos	11,467,077	U.S. Dollars	603,804	CITI	(28,942)

272	See Notes to Financial Statements.

Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counterparty	Net Unrealized Appreciation (Depreciation)
03/21/18	U.S. Dollars	1,370,051	Chinese Offshore Yuan	9,154,375	CITI	$(29,123)
03/21/18	Mexican Pesos	11,467,077	U.S. Dollars	604,982	CITI	(30,120)
03/21/18	U.S. Dollars	1,499,220	South Korean Won	1,630,858,000	CITI	(30,259)
03/21/18	Mexican Pesos	11,467,077	U.S. Dollars	605,232	CITI	(30,370)
03/21/18	Mexican Pesos	11,467,077	U.S. Dollars	606,775	CITI	(31,914)
03/21/18	U.S. Dollars	1,366,952	Chinese Offshore Yuan	9,154,375	CITI	(32,223)
03/21/18	Mexican Pesos	12,400,000	U.S. Dollars	653,959	CITI	(32,329)
03/21/18	U.S. Dollars	1,497,060	South Korean Won	1,630,858,000	CITI	(32,419)
03/21/18	Mexican Pesos	11,467,077	U.S. Dollars	607,530	CITI	(32,668)
03/21/18	Mexican Pesos	11,467,077	U.S. Dollars	607,618	CITI	(32,757)
03/21/18	U.S. Dollars	739,792	Turkish Lira	3,000,000	CITI	(33,153)
03/21/18	U.S. Dollars	1,494,639	South Korean Won	1,630,858,000	CITI	(34,840)
03/21/18	U.S. Dollars	888,101	Turkish Lira	3,600,000	CITI	(39,433)
03/21/18	U.S. Dollars	2,754,262	Chinese Offshore Yuan	18,308,750	CITI	(44,088)
03/21/18	U.S. Dollars	1,484,793	South Korean Won	1,630,858,000	CITI	(44,686)
03/21/18	Mexican Pesos	19,000,000	U.S. Dollars	999,793	CITI	(47,295)
03/22/18	U.S. Dollars	308,685	South African Rand	4,500,000	CITI	(50,673)
03/21/18	Mexican Pesos	20,200,000	U.S. Dollars	1,067,725	CITI	(55,069)
03/22/18	U.S. Dollars	387,584	South African Rand	5,600,000	CITI	(59,616)
03/21/18	U.S. Dollars	2,998,882	South Korean Won	3,261,716,000	CITI	(60,076)
03/21/18	Mexican Pesos	21,900,000	U.S. Dollars	1,162,138	CITI	(64,259)
03/21/18	U.S. Dollars	3,161,651	Indian Rupees	208,254,000	CITI	(76,220)

Subtotal Depreciation						$(1,889,076)

Total Forward Foreign Currency Contracts outstanding at December 31, 2017						$436,220

See Notes to Financial Statements.	273

EMERGING MARKETS EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

Swap agreements outstanding at December 31, 2017:

Reference Obligation	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Total Return Swaps
MSCI Hong Kong Index, Floating financing rate: 1-Month HIBOR + 0.005 (Monthly)	03/21/18	GSC	HKD	2,464,102,018	$67,328	$—	$67,328
MSCI Singapore Index, Floating financing rate: 1-Month SGD SIBOR + 0.002 (Monthly)	03/21/18	GSC	SGD	291,016	709	—	709
MSCI Brazil Index, Floating financing rate: Brazil Cetip DI Interbank Deposit Rate - 0.006 (Monthly)	03/21/18	GSC	PLN	7,968,545	(9,534)	—	(9,534)
MSCI Brazil Index, Floating financing rate: Brazil Cetip DI Interbank Deposit Rate - 0.006 (Monthly)	03/21/18	GSC	BRL	6,065,545	(88,034)	—	(88,034)
MSCI South Africa Index, Floating financing rate: 1-Month SAFE South Africa Johannesburg Interbank Agreed Rate - 0.0045 (Monthly)	03/21/18	GSC	ZAR	23,926,330	(99,225)	—	(99,225)

Total Swap agreements outstanding at December 31, 2017					$(128,756)	$—	$(128,756)

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2017, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$10,012,978	$10,012,978	$—	$—
Foreign Common Stocks:
Argentina	792,371	792,371	—	—
Brazil	15,530,408	7,871,639	7,658,769	—
Canada	924,465	924,465	—	—
Chile	2,892,847	2,892,847	—	—
China	70,821,346	70,821,346	—	—
Colombia	689,438	689,438	—	—
Czech Republic	230,363	230,363	—	—
Egypt	1,135,621	359,026	776,595	—
Hong Kong	33,814,795	33,814,795	—	—
Hungary	2,589,368	2,589,368	—	—
India	31,199,666	27,489,257	—	3,710,409
Indonesia	10,275,764	10,275,764	—	—
Isle of Man	272,337	272,337	—	—
Japan	90,998	90,998	—	—
Kenya	1,110,745	1,110,745	—	—
Malaysia	7,807,956	7,807,956	—	—
Mexico	16,989,900	16,989,900	—	—
Morocco & Antilles	1,275,571	1,275,571	—	—
Netherlands	380,653	380,653	—	—
Nigeria	5,363,279	5,363,279	—	—
Peru	3,979,959	3,979,959	—	—
Philippines	4,008,785	4,008,785	—	—
Poland	8,370,977	8,370,977	—	—

274	See Notes to Financial Statements.

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Portugal	$3,105,826	$3,105,826	$—	$—
Qatar	128,211	128,211	—	—
Russia	20,454,834	20,454,834	—	—
South Africa	36,184,000	36,184,000	—	—
South Korea	66,615,898	4,984,202	61,631,696	—
Switzerland	2,016,279	2,016,279	—	—
Taiwan	37,249,729	37,249,729	—	—
Thailand	16,743,783	6,309,519	10,434,264	—
Turkey	18,144,496	18,144,496	—	—
United Arab Emirates	370,238	370,238	—	—
United Kingdom	11,748,679	11,748,679	—	—
Foreign Preferred Stocks:
Brazil	10,845,453	3,561,492	7,283,961	—
Chile	1,254,446	399,738	854,708	—
Colombia	371,614	371,614	—	—
South Korea	5,790,516	345,551	5,444,965	—
Money Market Funds	38,400,738	38,400,738	—	—
U.S. Treasury Obligation	1,192,395	—	1,192,395	—

Total Assets - Investments in Securities	$501,177,725	$402,189,963	$95,277,353	$3,710,409

Other Financial Instruments***
Futures Contracts	$1,776,202	$1,776,202	$—	$—
Forward Foreign Currency Contracts	2,325,296	—	2,325,296	—
Swap Agreements	68,037	—	68,037	—

Total Assets - Other Financial Instruments	$4,169,535	$1,776,202	$2,393,333	$—

Liabilities:
Other Financial Instruments***
Futures Contracts	$(220,654)	$(220,654)	$—	$—
Forward Foreign Currency Contracts	(1,889,076)	—	(1,889,076)	—
Swap Agreements	(196,793)	—	(196,793)	—

Total Liabilities - Other Financial Instruments	$(2,306,523)	$(220,654)	$(2,085,869)	$—

***Other financial instruments are derivative instruments, such as futures contracts, forwards contracts and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding “Futures Contracts outstanding”, “Forward Foreign Currency Contracts outstanding” and “Swap agreement outstanding” disclosures.

Management has determined that the amount of transfers between Level 1 and Level 2 compared to total net assets is not material; therefore, the amount of transfers between Level 1 and Level 2 is not shown for the year ended December 31, 2017.

There were no transfers between Level 2 and Level 3 during the year ended December 31, 2017.

Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the reconciliation of Level 3 securities and assumptions is not shown for the year ended December 31, 2017.

See Notes to Financial Statements.	275

STATEMENTS OF ASSETS AND LIABILITIES	December 31, 2017

	Defensive Market	Equity Index
	Strategies Fund	Fund
Assets
Investments in securities of unaffiliated issuers, at value	$956,113,127	$944,918,448
Investments in securities of affiliated issuers, at value	33,299,156	32,456,840

Total investments, at value(1), (2)	989,412,283	977,375,288
Cash collateral for derivatives	—	—
Deposits with broker	—	324,000
Foreign currency(3)	—	—
Receivables:
Dividends and reclaims	903,033	820,491
Interest	1,579,068	—
Securities lending	25,892	5,980
From advisor	6,389	5,343
Investment securities sold	2,249,915	1,268,894
Fund shares sold	1,151,471	270,269
Variation margin on financial futures contracts	—	—
Unrealized appreciation on foreign currency exchange contracts	2,202	—
Unrealized appreciation on bilateral swap agreements	—	—
Prepaid expenses and other assets	10,612	11,350

Total Assets	995,340,865	980,081,615

Liabilities
Cash Overdraft	—	10,594
Securities sold short, at value(4)	—	—
Options written, at value(5)	501,488	—
Unrealized depreciation on foreign currency exchange contracts	300,058	—
Unrealized depreciation on bilateral swap agreements	—	—
Collateral held for securities on loan, at value	29,225,247	786,737
Collateral held for derivatives	—	—
Payables:
Investment securities purchased	1,735,385	418,863
Dividends on short sales	—	—
Fund shares redeemed	312,653	153,481
Variation margin on financial futures contracts	—	116,025
Securities lending	3,884	897
Foreign capital gains taxes	—	—
Accrued expenses:
Investment advisory fees	505,444	74,628
Professional fees	29,973	28,007
Shareholder servicing fees	75,571	103,850
S&P license fees	—	246,352
Other expenses	107,659	95,305

Total Liabilities	32,797,362	2,034,739

Net Assets	$962,543,503	$978,046,876

Net Assets Consist of:
Paid-in-capital	$837,233,965	$629,269,987
Accumulated (distributions in excess of) net investment income (loss)	1,465,492	100,203
Undistributed (accumulated) net realized gain (loss) on investments, foreign currency and derivative transactions	8,077,004	(4,551,643)
Net unrealized appreciation (depreciation) on investments, foreign currency and derivative transactions	115,767,042	353,228,329

Net Assets	$962,543,503	$978,046,876

Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to the Institutional Class	$602,010,722	$483,275,437

Institutional shares outstanding	47,483,943	16,423,482

Net asset value, offering and redemption price per Institutional share	$12.68	$29.43

Net assets applicable to the Investor Class	$360,532,781	$494,771,439

Investor shares outstanding	28,426,265	16,803,551

Net asset value, offering and redemption price per Investor share	$12.68	$29.44

(1) Investments in securities of unaffiliated issuers, at cost	$840,313,432	$591,922,809
Investments in securities of affiliated issuers, at cost	33,299,156	32,456,840

Total investments, at cost	$873,612,588	$624,379,649

(2) Includes securities loaned of:	$47,198,754	$35,630,881

(3) Foreign currency, at cost	$—	$—

(4) Proceeds from securities sold short	$—	$—

(5) Premiums received on options written	$726,758	$—

(6) Net of $(45,805) and $(213,344) accrued foreign capital gains taxed on appreciated securities for International Equity Fund and Emerging Markets Equity Fund, respectively.

276	See Notes to Financial Statements.

Value Equity Fund	Growth Equity Fund	Small Cap Equity Fund	International Equity Index Fund	International Equity Fund		Emerging Markets Equity Fund

$1,495,941,955	$1,701,941,066	$555,327,670	$180,818,219	$1,635,136,003		$481,568,858
35,766,270	51,855,713	24,757,614	7,055,829	69,014,841		19,608,867

1,531,708,225	1,753,796,779	580,085,284	187,874,048	1,704,150,844		501,177,725
63,000	—	—	—	2,680,000		2,858,649
—	—	—	43,200	6,914,502		—
—	—	—	298,834	8,334,982		1,905,917

1,847,116	683,203	729,311	473,764	6,602,771		1,092,601
—	—	—	—	—		7,941
8,865	24,968	22,903	3,491	19,703		11,921
7,097	10,058	4,920	—	12,730		—
3,063,434	160,143	3,356,850	—	2,090,820		169,067
82,466	514,810	71,765	5,024	353,643		417,942
—	—	—	760	503,930		186,315
—	—	—	—	2,446,784		2,325,296
—	—	—	—	494,377		68,037
10,315	9,949	10,228	6,163	10,653		19,809

1,536,790,518	1,755,199,910	584,281,261	188,705,284	1,734,615,739		510,241,220

14,913	14,727	—	1,225	8,626,738		—
—	—	—	—	75,217,872		—
—	—	—	—	—		—
—	—	—	—	3,161,465		1,889,076
—	—	—	—	35,540		196,793
7,162,311	16,381,945	24,953,905	504,978	18,506,949		7,288,423
—	—	—	—	389,234		388,161

2,642,061	1,050,424	2,612,472	—	2,074,201		494,214
—	—	—	—	1,713		—
216,783	763,020	4,350	1,108	42,670		27,274
149,321	178,425	210,910	—	437,500		78,824
1,330	3,745	3,436	524	2,955		1,788
—	—	—	—	45,805		213,344

680,421	989,275	439,114	18,213	970,495		423,176
28,008	27,931	31,573	24,948	30,748		31,438
83,368	122,594	54,910	—	71,814		19,266
—	—	—	—	—		—
135,548	130,788	74,520	32,641	365,440		202,259

11,114,064	19,662,874	28,385,190	583,637	109,981,139		11,254,036

$1,525,676,454	$1,735,537,036	$555,896,071	$188,121,647	$1,624,634,600		$498,987,184

$1,204,779,781	$1,302,969,862	$452,644,040	$171,350,951	$1,397,609,142		$432,445,179
679,891	—	172,793	(578,729)	(4,204,888)		139,451
(13,597,876)	(13,450,916)	9,702,625	(885,996)	1,211,506		(4,927,662)
333,814,658	446,018,090	93,376,613	18,235,421	230,018,840	(6)	71,330,216	(6)

$1,525,676,454	$1,735,537,036	$555,896,071	$188,121,647	$1,624,634,600		$498,987,184

$1,128,445,138	$1,150,773,481	$293,953,138	$188,121,647	$1,279,089,319		$404,640,759

49,578,272	45,702,900	16,012,015	17,488,571	81,387,377		36,791,038

$22.76	$25.18	$18.36	$10.76	$15.72		$11.00

$397,231,316	$584,763,555	$261,942,933	N/A	$345,545,281		$94,346,425

17,439,563	23,285,473	14,258,676	N/A	21,947,683		8,577,562

$22.78	$25.11	$18.37	N/A	$15.74		$11.00

$1,162,548,489	$1,256,462,042	$462,128,671	$162,684,924	$1,401,051,885		$412,109,276
35,766,270	51,855,713	24,757,614	7,055,829	69,014,841		19,608,867

$1,198,314,759	$1,308,317,755	$486,886,285	$169,740,753	$1,470,066,726		$431,718,143

$35,790,169	$183,587,728	$94,338,314	$3,772,600	$60,417,566		$30,566,285

$—	$—	$—	$294,733	$8,178,129		$1,898,990

$—	$—	$—	$—	$69,518,218		$—

$—	$—	$—	$—	$—		$—

See Notes to Financial Statements.	277

STATEMENTS OF OPERATIONS	For the Year Ended December 31, 2017

	Defensive Market	Equity Index
	Strategies Fund	Fund
Investment Income
Dividends	$10,877,739	$16,209,586
Non Cash Dividends	—	—
Income distributions received from affiliated funds	174,794	140,483
Interest	1,222,880	8,383
Securities lending	201,174	59,629
Less foreign taxes withheld	(29,546)	(13,975)

Total Investment Income	12,447,041	16,404,106

Expenses
Investment advisory fees	5,640,691	788,352
Transfer agent fees:
Institutional shares	5,040	4,528
Investor shares	31,586	37,655
Custodian fees	73,909	18,988
Shareholder servicing fees:
Investor shares	803,901	1,106,199
Accounting and administration fees	221,229	183,586
Professional fees	105,564	105,242
Blue sky fees:
Institutional shares	24,982	27,064
Investor shares	84,175	32,909
Trustees expenses	7,573	6,995
Line of credit facility fees and interest expense	5,810	5,439
S&P license fees	—	165,973
Interest expense	—	—
Other expenses	65,702	365,569

Total Expenses	7,070,162	2,848,499
Dividends on securities sold short	—	—
Expenses waived/reimbursed net of amount recaptured(1)	(80,131)	(62,723)
Fees paid indirectly	(188)	—

Net Expenses	6,989,843	2,785,776

Net Investment Income (Loss)	5,457,198	13,618,330

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investment securities	44,101,809	1,107,533
Investment securities sold short	—	—
Futures transactions	711,157	4,712,019
Swap agreements	—	—
Option contracts written	7,639,949	—
Forward foreign currency contracts	(792,347)	—
Foreign currency	75,264	—

Net realized gain	51,735,832	5,819,552

Net change in unrealized appreciation (depreciation) on:
Investment securities (net of estimated capital gains taxes of $(34,124) and $(142,330) for International Equity Fund and Emerging Markets Fund, respectively)	49,795,180	149,833,008
Investment securities sold short	—	—
Futures	38,690	361,405
Swap agreements	—	—
Option contracts written	186,375	—
Forward foreign currency contracts	(216,517)	—
Foreign currency	52,949	—

Net change in unrealized appreciation (depreciation)	49,856,677	150,194,413

Net Realized and Unrealized Gain	101,592,509	156,013,965

Net Increase in Net Assets Resulting from Operations	$107,049,707	$169,632,295

(1)	See Note 3a and 3c in Notes to Financial Statements.

278	See Notes to Financial Statements.

Value Equity Fund	Growth Equity Fund	Small Cap Equity Fund	International Equity Index Fund	International Equity Fund	Emerging Markets Equity Fund

$32,212,558	$11,962,556	$5,334,669	$4,371,817	$40,889,624	$10,082,055
—	—	—	388,843	—	—
235,081	302,197	123,338	49,915	334,076	83,110
19,129	22,270	3,575	2,339	—	48,984
142,653	776,910	412,229	55,774	486,587	72,591
(125,102)	(51,406)	(8,170)	(366,096)	(4,025,583)	(1,365,649)

32,484,319	13,012,527	5,865,641	4,502,592	37,684,704	8,921,091

7,474,407	10,744,108	5,007,908	184,167	10,669,676	4,301,765

4,880	4,705	5,009	4,180	6,179	4,813
34,342	33,342	32,964	—	32,292	20,894
52,962	36,697	69,691	52,906	516,945	837,257

946,231	1,292,674	642,940	—	776,340	185,866
292,000	347,318	117,749	86,833	352,621	148,964
96,767	104,656	123,515	111,213	109,634	108,313

23,981	24,192	24,181	29,579	24,122	28,137
26,066	27,682	26,536	—	24,736	51,973
11,528	15,645	5,485	1,157	11,886	3,122
9,652	10,805	3,866	1,099	9,995	2,640
—	—	—	—	—	—
—	—	—	—	240,469	—
67,380	101,895	54,208	72,917	649,181	42,961

9,040,196	12,743,719	6,114,052	544,051	13,424,076	5,736,705
—	—	—	—	1,239,111	—
(104,828)	(140,458)	(56,645)	97,614	(145,961)	(92,549)
(14,046)	(45,465)	(60,088)	—	(8,689)	(2,800)

8,921,322	12,557,796	5,997,319	641,665	14,508,537	5,641,356

23,562,997	454,731	(131,678)	3,860,927	23,176,167	3,279,735

69,430,243	142,577,068	45,799,217	(129,509)	102,528,229	22,941,045
—	—	—	—	(1,284,087)	—
8,419,228	9,484,466	2,370,870	1,444,971	22,888,934	10,595,266
—	—	—	—	(3,320,941)	(23,747)
—	—	—	—	—	—
—	—	—	—	187,077	758,702
—	—	—	23,476	1,700,397	(83,290)

77,849,471	152,061,534	48,170,087	1,338,938	122,699,609	34,187,976

100,927,206	272,258,891	17,893,493	28,439,989	232,964,585	85,171,805
—	—	—	—	(6,819,959)	—
593,375	746,956	722,234	123,923	1,100,853	1,376,310
—	—	—	—	209,909	(77,025)
—	—	—	—	—	—
—	—	—	—	1,395,208	(496,951)
—	—	—	22,991	709,782	77,051

101,520,581	273,005,847	18,615,727	28,586,903	229,560,378	86,051,190

179,370,052	425,067,381	66,785,814	29,925,841	352,259,987	120,239,166

$202,933,049	$425,522,112	$66,654,136	$33,786,768	$375,436,154	$123,518,901

See Notes to Financial Statements.	279

STATEMENTS OF CHANGES IN NET ASSETS

	Defensive Market Strategies Fund
	For the Year Ended
	12/31/17	12/31/16
Operations:
Net investment income (loss)	$5,457,198	$9,154,111
Net realized gain on investment securities, foreign currency and derivatives	51,735,832	37,485,385
Net change in unrealized appreciation (depreciation) on investment securities, foreign currency and derivatives	49,856,677	29,305,318

Net increase (decrease) in net assets resulting from operations	107,049,707	75,944,814

Dividends and Distributions to Shareholders:
Dividends from net investment income
Institutional shares	(3,675,515)	(6,782,198)
Investor shares	(1,266,103)	(2,584,867)
Distributions from net realized capital gains
Institutional shares	(29,895,180)	(20,422,901)
Investor shares	(16,821,249)	(10,089,480)

Total dividends and distributions	(51,658,047)	(39,879,446)

Capital Share Transactions:
Proceeds from shares sold
Institutional shares	140,679,912	86,759,491
Investor shares	119,380,649	120,050,570
Reinvestment of dividends and distributions
Institutional shares	33,471,335	27,129,944
Investor shares	18,031,024	12,666,913

Total proceeds from shares sold and reinvested	311,562,920	246,606,918

Value of shares redeemed
Institutional shares	(155,485,244)	(36,641,159)
Investor shares	(72,161,976)	(33,410,504)

Total value of shares redeemed	(227,647,220)	(70,051,663)

Net increase (decrease) from capital share transactions(1)	83,915,700	176,555,255

Total increase (decrease) in net assets	139,307,360	212,620,623

Net Assets:
Beginning of Year	823,236,143	610,615,520

End of Year*	$962,543,503	$823,236,143

*Including undistributed net investment income	$1,465,492	$605,946

(1)	See Note 6 in Notes to Financial Statements.

280	See Notes to Financial Statements.

Equity Index Fund		Value Equity Fund		Growth Equity Fund
For the Year Ended		For the Year Ended		For the Year Ended

12/31/17	12/31/16	12/31/17	12/31/16	12/31/17	12/31/16

$13,618,330	$11,943,530	$23,562,997	$24,447,562	$454,731	$(1,084,811)
5,819,552	8,892,190	77,849,471	58,311,164	152,061,534	43,301,833

150,194,413	57,282,624	101,520,581	86,310,003	273,005,847	(55,421,512)

169,632,295	78,118,344	202,933,049	169,068,729	425,522,112	(13,204,490)

(7,183,738)	(7,539,949)	(17,608,553)	(20,652,060)	(740,405)	—
(6,406,244)	(4,493,334)	(5,433,418)	(4,414,829)	—	—

(2,906,537)	(4,164,984)	(59,973,423)	(35,799,929)	(112,679,757)	(39,566,114)
(3,026,151)	(3,860,904)	(21,470,715)	(11,488,346)	(57,082,011)	(13,379,455)

(19,522,670)	(20,059,171)	(104,486,109)	(72,355,164)	(170,502,173)	(52,945,569)

71,678,208	62,887,840	97,004,036	72,695,633	65,442,695	78,821,400
69,412,371	61,970,285	24,680,892	46,876,464	72,305,170	28,018,112

10,072,333	11,688,033	77,497,179	56,444,119	113,344,523	39,563,140
9,390,872	8,347,177	26,876,617	15,889,798	57,040,743	13,376,181

160,553,784	144,893,335	226,058,724	191,906,014	308,133,131	159,778,833

(27,051,533)	(22,108,055)	(37,902,976)	(193,720,488)	(90,956,174)	(114,360,239)
(47,764,607)	(47,248,664)	(51,948,137)	(45,525,237)	(51,399,978)	(80,144,960)

(74,816,140)	(69,356,719)	(89,851,113)	(239,245,725)	(142,356,152)	(194,505,199)

85,737,644	75,536,616	136,207,611	(47,339,711)	165,776,979	(34,726,366)

235,847,269	133,595,789	234,654,551	49,373,854	420,796,918	(100,876,425)

742,199,607	608,603,818	1,291,021,903	1,241,648,049	1,314,740,118	1,415,616,543

$978,046,876	$742,199,607	$1,525,676,454	$1,291,021,903	$1,735,537,036	$1,314,740,118

$100,203	$71,855	$679,891	$158,865	$—	$—

See Notes to Financial Statements.	281

STATEMENTS OF CHANGES IN NET ASSETS

	Small Cap Equity Fund
	For the Year Ended
	12/31/17	12/31/16
Operations:
Net investment income (loss)	$(131,678)	$1,202,278
Net realized gain (loss) on investment securities, foreign currency and derivatives	48,170,087	12,585,764
Net change in unrealized appreciation (depreciation) on investment securities, foreign currency and derivatives	18,615,727	68,188,651

Net increase in net assets resulting from operations	66,654,136	81,976,693

Dividends and Distributions to Shareholders:
Dividends from net investment income
Institutional shares	(500,162)	(985,933)
Investor shares	—	(386,414)
Distributions from net realized capital gains
Institutional shares	(20,799,180)	(2,849,693)
Investor shares	(18,504,594)	(2,825,962)

Total dividends and distributions	(39,803,936)	(7,048,002)

Capital Share Transactions:
Proceeds from shares sold
Institutional shares	43,248,973	24,829,412
Investor shares	18,929,912	29,247,158
Reinvestment of dividends and distributions
Institutional shares	21,205,319	3,835,372
Investor shares	18,494,233	3,211,578

Total proceeds from shares sold and reinvested	101,878,437	61,123,520

Value of shares redeemed
Institutional shares	(51,500,812)	(69,413,390)
Investor shares	(53,953,097)	(35,829,083)

Total value of shares redeemed	(105,453,909)	(105,242,473)

Net increase (decrease) from capital share transactions(1)	(3,575,472)	(44,118,953)

Total increase in net assets	23,274,728	30,809,738

Net Assets:
Beginning of Year	532,621,343	501,811,605

End of Year*	$555,896,071	$532,621,343

*Including undistributed (distributions in excess of) net investment income	$172,793	$27,294

(1)	See Note 6 in Notes to Financial Statements.

282	See Notes to Financial Statements.

International Equity Index Fund		International Equity Fund		Emerging Markets Equity Fund
For the Year Ended		For the Year Ended		For the Year Ended
12/31/17	12/31/16	12/31/17	12/31/16	12/31/17	12/31/16

$3,860,927	$3,121,243	$23,176,167	$25,616,001	$3,279,735	$3,114,130
1,338,938	(842,464)	122,699,609	16,102,029	34,187,976	(14,432,213)

28,586,903	477,800	229,560,378	(2,077,658)	86,051,190	55,295,877

33,786,768	2,756,579	375,436,154	39,640,372	123,518,901	43,977,794

(4,274,787)	(3,270,902)	(20,323,118)	(20,646,972)	(3,877,025)	(5,024,983)
—	—	(4,650,292)	(4,679,834)	(719,662)	(685,333)

(573,818)	—	(81,493,158)	(7,893,727)	—	—
—	—	(22,039,724)	(2,052,816)	—	—

(4,848,605)	(3,270,902)	(128,506,292)	(35,273,349)	(4,596,687)	(5,710,316)

35,042,423	28,861,034	74,829,236	81,012,704	52,727,535	37,111,251
—	—	44,880,631	37,895,139	58,762,844	32,263,177

4,814,928	3,270,443	101,752,318	28,538,676	3,869,903	5,024,983
—	—	26,539,536	6,730,219	718,614	683,941

39,857,351	32,131,477	248,001,721	154,176,738	116,078,896	75,083,352

(13,695,024)	(9,620,613)	(111,081,403)	(126,371,248)	(40,941,162)	(59,145,682)
—	—	(41,440,030)	(26,653,486)	(30,260,344)	(16,799,903)

(13,695,024)	(9,620,613)	(152,521,433)	(153,024,734)	(71,201,506)	(75,945,585)

26,162,327	22,510,864	95,480,288	1,152,004	44,877,390	(862,233)

55,100,490	21,996,541	342,410,150	5,519,027	163,799,604	37,405,245

133,021,157	111,024,616	1,282,224,450	1,276,705,423	335,187,580	297,782,335

$188,121,647	$133,021,157	$1,624,634,600	$1,282,224,450	$498,987,184	$335,187,580

$(578,729)	$(188,056)	$(4,204,888)	$(1,844,748)	$139,451	$196,901

See Notes to Financial Statements.	283

FINANCIAL HIGHLIGHTS

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income		Realized and Unrealized Gain (Loss) on Investments		Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net		Expenses, Gross		Investment Income, Net	Portfolio Turnover Rate
Defensive Market Strategies Fund

Institutional Class
2017	$11.90	$0.09	#	$1.42		$(0.08)	$(0.65)	$12.68	12.74%	$602,011	0.67	%(1)	0.68%		0.70%	60%
2016	11.21	0.17	#	1.15	(2)	(0.16)	(0.47)	11.90	11.80	547,132	0.69		0.70		1.42	78
2015	11.61	0.17	#	0.11	(2)	(0.17)	(0.51)	11.21	2.43	443,499	0.72	(1)	0.73		1.46	55
2014	11.43	0.15	#	1.05	(2)	(0.15)	(0.87)	11.61	10.55	98,903	0.88	(1)(3)	0.83	(3)	1.24	102
2013(4)	10.61	0.14	#	1.80	(2)	(0.15)	(0.97)	11.43	18.47	89,430	1.10	(1)(3)	1.13	(3)	1.25	208

Investor Class
2017	$11.91	$0.05	#	$1.41		$(0.04)	$(0.65)	$12.68	12.35%	$360,533	0.95	%(1)	0.96%		0.43%	60%
2016	11.22	0.14	#	1.15	(2)	(0.13)	(0.47)	11.91	11.53	276,104	0.97		0.98		1.15	78
2015	11.60	0.13	#	0.12	(2)	(0.12)	(0.51)	11.22	2.16	167,117	0.99	(1)	1.00		1.12	55
2014	11.42	0.12	#	1.06	(2)	(0.13)	(0.87)	11.60	10.35	476,129	1.09	(1)(3)	1.07	(3)	1.03	102
2013(4)	10.60	0.12	#	1.79	(2)	(0.12)	(0.97)	11.42	18.22	395,277	1.36	(1)(3)	1.38	(3)	0.99	208
Equity Index Fund

Institutional Class
2017	$24.68	$0.47	#	$4.92		$(0.46)	$(0.18)	$29.43	21.97%	$483,275	0.19%		0.20%		1.72%	2%
2016	22.81	0.46	#	2.27	(2)	(0.56)	(0.30)	24.68	12.16	355,404	0.15		0.16		1.97	3
2015	23.99	0.48	#	(0.26	)(2)	(0.61)	(0.79)	22.81	0.92	276,599	0.17		0.18		1.94	6
2014	22.48	0.40	#	2.62	(2)	(0.74)	(0.77)	23.99	13.54	95,134	0.22		0.22		1.72	5
2013(5)	18.12	0.37	#	5.34	(2)	(0.69)	(0.66)	22.48	32.04	66,378	0.23		0.24		1.81	4

Investor Class
2017	$24.70	$0.40	#	$4.91		$(0.39)	$(0.18)	$29.44	21.65%	$494,771	0.45%		0.46%		1.46%	2%
2016	22.58	0.39	#	2.27	(2)	(0.29)	(0.25)	24.70	11.84	386,796	0.42		0.42		1.70	3
2015	22.90	0.37	#	(0.21	)(2)	(0.18)	(0.30)	22.58	0.70	332,005	0.41		0.44		1.62	6
2014	20.69	0.34	#	2.40	(2)	(0.24)	(0.29)	22.90	13.31	334,833	0.38		0.48		1.56	5
2013(5)	16.07	0.31	#	4.79	(2)	(0.23)	(0.25)	20.69	31.95	289,937	0.38		0.48		1.66	4

#	Calculated using the average shares outstanding method.
(1)	The ratio for the Defensive Market Strategies Fund includes the effect of fees paid indirectly which decreased the ratio by 0.00%, 0.01%, 0.00% and 0.00% for the years 2013, 2014, 2015 and 2017.
(2)	Amount includes Capital Gains distributions received by the Fund from the GuideStone Money Market Fund. The amount of these distributions represents less than $0.005 per share.
(3)	The ratio for the Defensive Market Strategies Fund includes the effect of dividend expense on securities sold short which increased the ratio by 0.11% and 0.02% for the years 2013 and 2014.
(4)	An out of period adjustment to Investment Income increased Net Investment Income per Share by $0.00 and $0.01, the Total Return did not change, and the Ratio of Net Investment Income to Average Net Assets increased by 0.01% and 0.00% for Institutional Class and Investor Class, respectively.
(5)	An out of period adjustment to Investment Income increased Net Investment Income per Share by $0.00 and $0.01, the Total Return did not change, and the Ratio of Net Investment Income to Average Net Assets increased by 0.03% and 0.03% for Institutional Class and Investor Class, respectively.

284	See Notes to Financial Statements.

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income/ (Loss)		Realized and Unrealized Gain (Loss) on Investments		Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net(1)		Expenses, Gross(2)	Investment Income/ (Loss), Net(1)	Portfolio Turnover Rate
Value Equity Fund

Institutional Class
2017	$21.18	$0.39	#	$2.85		$(0.37)	$(1.29)	$22.76	15.54%	$1,128,445	0.57	%(3)	0.58%	1.78%	38%
2016	19.75	0.41	#	2.30	(4)	(0.46)	(0.82)	21.18	14.11	920,433	0.59	(3)	0.60	2.05	36
2015	23.56	0.39	#	(1.20	)(4)	(0.44)	(2.56)	19.75	(3.44)	917,208	0.61	(3)	0.62	1.73	32
2014	25.88	0.37	#	2.46	(4)	(0.65)	(4.50)	23.56	10.91	273,359	0.65	(3)	0.67	1.40	41
2013(5)	20.89	0.39	#	6.90	(4)	(0.89)	(1.41)	25.88	35.52	253,988	0.66	(3)	0.67	1.61	45

Investor Class
2017	$21.20	$0.34	#	$2.85		$(0.32)	$(1.29)	$22.78	15.25%	$397,231	0.83	%(3)	0.84%	1.52%	38%
2016	19.46	0.35	#	2.33	(4)	(0.26)	(0.68)	21.20	13.84	370,589	0.86	(3)	0.87	1.78	36
2015	21.31	0.27	#	(1.06	)(4)	(0.08)	(0.98)	19.46	(3.70)	324,440	0.89	(3)	0.89	1.26	32
2014	21.00	0.25	#	1.97	(4)	(0.19)	(1.72)	21.31	10.61	1,141,998	0.90	(3)	0.91	1.16	41
2013(5)	16.18	0.26	#	5.39	(4)	(0.29)	(0.54)	21.00	35.22	1,089,026	0.90	(3)	0.91	1.36	45
Growth Equity Fund

Institutional Class
2017	$21.08	$0.03	#	$6.80		$(0.02)	$(2.71)	$25.18	32.43%	$1,150,773	0.72	%(6)	0.73%	0.12%	41%
2016	22.25	—	†#	(0.22	)(4)	—	(0.95)	21.08	(0.98)	890,530	0.75	(6)	0.76	0.01	24
2015	25.80	0.02	#	1.38	(4)	—	(4.95)	22.25	5.67	932,232	0.77	(6)	0.78	0.09	79
2014	28.49	(0.05	)#	2.92	(4)	—	(5.56)	25.80	10.12	244,281	0.85	(6)	0.87	(0.12)	54
2013(7)	28.47	—	†#	9.62	(4)	—	(9.60)	28.49	34.83	227,934	0.84	(6)	0.88	—	83

Investor Class
2017	$21.07	$(0.04	)#	$6.79		$—	$(2.71)	$25.11	32.06%	$584,764	0.98	%(6)	0.99%	(0.14)%	41%
2016	22.02	(0.05	)#	(0.24	)(4)	—	(0.66)	21.07	(1.30)	424,210	1.01	(6)	1.02	(0.26)	24
2015	22.92	(0.05	)#	1.27	(4)	—	(2.12)	22.02	5.44	483,385	1.04	(6)	1.06	(0.21)	79
2014	23.02	(0.08	)#	2.36	(4)	—	(2.38)	22.92	9.93	1,240,254	1.06	(6)	1.11	(0.33)	54
2013(7)	20.26	(0.05	)#	6.92	(4)	—	(4.11)	23.02	34.52	1,190,710	1.05	(6)	1.12	(0.22)	83

†	Amount represents less than $0.005 per share.
#	Calculated using the average shares outstanding method.
(1)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
(2)	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.
(3)	The ratio for the Value Equity Fund includes the effect of fees paid indirectly which decreased the ratio by 0.00% for the years 2013, 2014, 2015, 2016 and 2017.
(4)	Amount includes Capital Gains distributions received by the Fund from the GuideStone Money Market Fund. The amount of these distributions represents less than $0.005 per share.
(5)	An out of period adjustment to Investment Income increased Net Investment Income per Share by $0.00 and $0.01, the Total Return did not change, and the Ratio of Net Investment Income to Average Net Assets increased by 0.02% and 0.02% for Institutional Class and Investor Class, respectively.
(6)	The ratio for the Growth Equity Fund includes the effect of fees paid indirectly which decreased the ratio by 0.01% for the year 2013, and 0.00% for the years 2014, 2015, 2016 and 2017.
(7)	An out of period adjustment to Investment Income increased Net Investment Income per Share by $0.00 and $0.01, Total Return by 0.00% and 0.05%, and the Ratio of Net Investment Income to Average Net Assets by 0.03% and 0.03% for Institutional Class and Investor Class, respectively.

See Notes to Financial Statements.	285

FINANCIAL HIGHLIGHTS (Continued)

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income/ (Loss)		Realized and Unrealized Gain (Loss) on Investments		Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net(1)		Expenses, Gross(2)	Investment Income/ (Loss), Net(1)	Portfolio Turnover Rate
Small Cap Equity Fund

Institutional Class
2017	$17.53	$0.02	#	$2.24		$(0.03)	$(1.40)	$18.36	12.98%	$293,953	0.98	%(3)	1.00%	0.09%	80%
2016	15.14	0.06	#	2.59	(4)	(0.07)	(0.19)	17.53	17.48	265,627	1.01	(3)	1.03	0.36	77
2015	18.05	0.08	#	(1.13	)(4)	(0.06)	(1.80)	15.14	(5.66)	264,962	1.00	(3)	1.03	0.45	74
2014	20.94	0.06	#	0.75	(4)	(0.12)	(3.58)	18.05	4.03	84,324	0.97	(3)	0.99	0.27	103
2013(5)	20.78	0.12	#	7.73	(4)	(0.16)	(7.53)	20.94	38.39	84,139	0.92	(3)	0.94	0.45	161

Investor Class
2017	$17.56	$(0.03	)#	$2.24		$—	$(1.40)	$18.37	12.67%	$261,943	1.25	%(3)	1.27%	(0.17)%	80%
2016	15.17	0.02	#	2.59	(4)	(0.03)	(0.19)	17.56	17.17	266,994	1.27	(3)	1.30	0.11	77
2015	17.08	0.02	#	(1.04	)(4)	—	(0.89)	15.17	(5.91)	236,850	1.24	(3)	1.27	0.13	74
2014	18.19	0.01	#	0.67	(4)	(0.02)	(1.77)	17.08	3.83	468,938	1.20	(3)	1.24	0.03	103
2013(5)	15.94	0.04	#	5.97	(4)	(0.04)	(3.72)	18.19	38.09	490,706	1.16	(3)	1.19	0.22	161
International Equity Index Fund

Institutional Class
2017	$8.86	$0.25	#	$1.93		$(0.25)	$(0.03)	$10.76	24.69%	$188,122	0.41%		0.35%	2.45%	4%
2016	8.94	0.23	#	(0.09	)(4)	(0.22)	—	8.86	1.63	133,021	0.57		0.65	2.61	6
2015(6)	10.00	0.07	#	(1.06	)(4)	(0.07)	—	8.94	(9.88)	111,025	0.57		0.66	1.33	4

#	Calculated using the average shares outstanding method.
(1)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
(2)	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.
(3)	The ratio for the Small Cap Equity Fund includes the effect of fees paid indirectly which decreased the ratio by 0.01%, 0.01%, 0.02%, 0.01%, and 0.01% for the years 2013, 2014, 2015, 2016, and 2017.
(4)	Amount includes Capital Gains distributions received by the Fund from the GuideStone Money Market Fund. The amount of these distributions represents less than $0.005 per share.
(5)	An out of period adjustment to Investment Income increased Net Investment Income per Share by $0.01 and $0.01, Total Return by 0.14% and 0.08%, and the Ratio of Net Investment Income to Average Net Assets by 0.07% and 0.08% for Institutional Class and Investor Class, respectively.
(6)	Inception date was June 1, 2015. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.

286	See Notes to Financial Statements.

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income/ (Loss)		Realized and Unrealized Gain (Loss) on Investments		Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net(1)		Expenses, Gross(2)		Investment Income/ (Loss), Net(1)	Portfolio Turnover Rate
International Equity Fund

Institutional Class
2017	$13.16	$0.25	#	$3.65		$(0.25)	$(1.09)	$15.72	29.85%	$1,279,089	0.92	%(3)(4)	0.93	%(4)	1.63%	42%
2016	13.14	0.27	#	0.13	(5)	(0.27)	(0.11)	13.16	2.96	1,017,929	1.00	(3)(4)	1.01	(4)	2.09	33
2015	14.25	0.22	#	(0.50	)(5)	(0.26)	(0.57)	13.14	(1.93)	1,030,729	1.03	(3)(4)	1.05	(4)	1.49	43
2014	15.61	0.36	#	(1.26	)(5)	(0.46)	—	14.25	(5.80)	235,545	1.13	(3)(4)	1.20	(4)	2.36	36
2013(6)	13.47	0.24	#	2.24	(5)	(0.34)	—	15.61	18.49	269,499	1.11	(3)(4)	1.25	(4)	1.69	51

Investor Class
2017	$13.18	$0.21	#	$3.66		$(0.22)	$(1.09)	$15.74	29.50%	$345,545	1.18	%(3)(4)	1.19	%(4)	1.37%	42%
2016	13.18	0.24	#	0.11	(5)	(0.24)	(0.11)	13.18	2.62	264,295	1.27	(3)(4)	1.28	(4)	1.81	33
2015	14.03	0.24	#	(0.55	)(5)	(0.12)	(0.42)	13.18	(2.16)	245,976	1.35	(3)(4)	1.39	(4)	1.68	43
2014	15.24	0.32	#	(1.23	)(5)	(0.30)	—	14.03	(6.00)	1,143,722	1.37	(3)(4)	1.44	(4)	2.09	36
2013(6)	13.07	0.20	#	2.18	(5)	(0.21)	—	15.24	18.23	1,147,181	1.35	(3)(4)	1.49	(4)	1.44	51
Emerging Markets Equity Fund

Institutional Class
2017	$8.18	$0.08	#	$2.85		$(0.11)	$—	$11.00	35.80%	$404,641	1.30	%(7)	1.31%		0.83%	56%
2016	7.34	0.08	#	0.90	(5)	(0.14)	—	8.18	13.46	290,082	1.30	(7)	1.48		0.98	54
2015	9.09	0.11	#	(1.83	)(5)	(0.03)	—	7.34	(18.93)	272,123	1.28	(7)	1.50		1.36	39
2014	9.75	0.11	#	(0.51	)(5)	(0.07)	(0.19)	9.09	(4.14)	45,058	1.25		1.63		1.07	39
2013(8)(9)	10.00	(0.01	)#	(0.24	)(5)	—	—	9.75	(2.50)	46,420	1.25		1.55		(0.34)	6

Investor Class
2017	$8.19	$0.06	#	$2.84		$(0.09)	$—	$11.00	35.37%	$94,346	1.57	%(7)	1.66%		0.57%	56%
2016	7.35	0.06	#	0.91	(5)	(0.13)	—	8.19	13.20	45,106	1.56	(7)	1.87		0.73	54
2015	9.09	0.05	#	(1.79	)(5)	—	—	7.35	(19.14)	25,659	1.51	(7)	1.83		0.58	39
2014	9.75	0.08	#	(0.51	)(5)	(0.04)	(0.19)	9.09	(4.38)	255,202	1.50		1.84		0.81	39
2013(8)(9)	10.00	(0.01	)#	(0.24	)(5)	—	—	9.75	(2.50)	244,181	1.50		1.78		(0.58)	6

#	Calculated using the average shares outstanding method.
(1)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
(2)	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.
(3)	The ratio for the International Equity Fund includes the effect of fees paid indirectly which decreased the ratio by 0.00% for the years 2013, 2014, 2015, 2016 and 2017.
(4)	The ratio for the International Equity Fund includes the effect of dividend expense on securities sold short which increased the ratio by 0.15%, 0.17%, 0.17%, 0.14% and 0.08% for the years 2013, 2014, 2015, 2016 and 2017.
(5)	Amount includes Capital Gains distributions received by the Fund from the GuideStone Money Market Fund. The amount of these distributions represents less than $0.005 per share.
(6)	An out of period adjustment to Investment Income had no impact on Net Investment Income per Share or Total Return; however, the Ratio of Net Investment Income to Average Net Assets increased by 0.02% and 0.03% for Institutional Class and Investor Class, respectively.
(7)	The ratio for the Emerging Markets Equity Fund includes the effect of fees paid indirectly which decreased the ratio by 0.00% for the years 2015, 2016 and 2017.
(8)	An out of period adjustment to Investment Income had no impact on Net Investment Income per Share or Total Return; however, the Ratio of Net Investment Income to Average Net Assets increased by 0.00% and 0.01% for Institutional Class and Investor Class, respectively.
(9)	Inception Date was October 31, 2013. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.

See Notes to Financial Statements.	287

Inflation Protected Bond Fund (Unaudited)

The Fund was actively managed and was primarily comprised of U.S. Treasury Inflation Protected Securities (“TIPS”) with an average dollar-weighted duration (a calculation that measures the sensitivity of a bond or bond fund to changes in interest rates) normally between four and 10 years. The Investor Class of the Fund underperformed its benchmark, the Bloomberg Barclays US TIPS (Series-L) Index, for the one-year period ended December 31, 2017 (2.21% versus 3.01%).

TIPS were positive for three quarters in 2017, with the benchmark index rising 3.01%. Inflation was relatively muted throughout much of the year despite continued strength in economic conditions. An overweight to investment grade corporate bonds along with allocations to asset-backed securities, commercial mortgage-backed securities, mortgages and sovereign securities were the primary contributors to the Fund’s performance. This lack of inflation provided support for U.S. government bonds to produce better than expected returns. However, a slight rebound in inflation expectations during the second half of the year helped TIPS to post a positive return for 2017. The 10-year breakeven inflation levels ended 2017 at 1.96%

The Fund was consistently managed to provide inflation protection and income consistent with investment in inflation-indexed debt securities.

Certain strategies involving derivatives were utilized during 2017. Interest rate futures and interest rate options were utilized to manage duration and yield curve exposure and to express active views on the valuations of securities. These securities had a negative impact on the Fund’s performance for the year. The Fund also utilized currency forwards and options to hedge non-U.S. dollar positions and to express active views in foreign currencies. The use of these strategies had a negative impact on the performance of the Fund over the year.

This Fund may be suitable for investors who have a long-term investment horizon, want protection from inflation, can accept short-term fluctuations in account value and want to diversify their portfolio with a fixed income investment option. This Fund is subject to interest rate risk. Meaning, when interest rates rise, the value of the existing bonds decrease and vice versa. Changes in interest rates have a bigger impact on long duration holdings than on short duration holdings. To the extent that the investment adviser misjudges current market conditions, the Fund’s volatility may be amplified by its use of derivatives and by its ability to select sub-advisers to allocate assets. Derivatives involve different risks from, and in some respects greater than, those associated with investing directly in securities, currencies or other instruments. Derivatives may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in value of the underlying instruments may produce disproportionate losses to the Fund. It is possible to lose money by investing in the Fund.

At December 31, 2017, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

%
U.S. Treasury Obligations	84.5
Money Market Funds	8.0
Foreign Government Inflation-Linked Bonds	7.0

99.5

Inflation Protected Bond Fund (Unaudited)

Average Annual Total Returns as of 12/31/17
	Institutional Class	Investor Class*	Benchmark**
One Year	2.59%	2.21%	3.01%
Five Year	N/A	(0.56)%	0.13%
Ten Year	N/A	N/A	N/A
Since Inception(1)	0.84%	2.99%	3.81%
Inception Date	04/30/15	06/25/09
Total Fund Operating Expenses (May 1, 2017 Prospectus as amended July 1, 2017)(2)	0.39%	0.69%

(1)The Since Inception benchmark performance is based on the start date of June 25, 2009, which corresponds with the inception date of the Investor Class, the longest operating class of the Fund.

(2)Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the Investor Class of the Fund since June 25, 2009 (commencement of operations), with all dividends and capital gains reinvested, with the Bloomberg Barclays US TIPS (Series-L) Index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

INFLATION PROTECTED BOND FUND SCHEDULE OF INVESTMENTS	December 31, 2017

	Par	Value
U.S. TREASURY OBLIGATIONS — 84.5%
U.S. Treasury Inflationary Index Bonds
1.38%, 01/15/20	$175,000	$204,897
0.13%, 04/15/20	6,884,000	7,237,641
1.25%, 07/15/20	3,240,000	3,784,517
1.13%, 01/15/21	5,325,000	6,184,667
0.13%, 04/15/21	5,770,000	5,982,258
0.63%, 07/15/21	6,115,000	6,822,310
0.13%, 01/15/22	4,149,200	4,504,549
0.13%, 04/15/22	5,465,000	5,505,115
0.13%, 07/15/22	4,945,000	5,298,370
0.13%, 01/15/23	6,964,000	7,386,227
0.38%, 07/15/23	6,814,000	7,278,636
0.63%, 01/15/24	8,061,000	8,673,365
0.13%, 07/15/24	5,788,000	5,943,920
0.25%, 01/15/25	4,965,000	5,126,481
2.38%, 01/15/25‡‡	2,740,200	4,087,406
0.38%, 07/15/25	5,555,000	5,789,178
0.63%, 01/15/26	4,198,000	4,429,442
2.00%, 01/15/26	2,020,000	2,824,649
0.13%, 07/15/26	4,165,000	4,189,439
0.38%, 01/15/27	830,000	841,766
2.38%, 01/15/27	1,675,000	2,397,790
0.38%, 07/15/27	4,100,000	4,113,636
1.75%, 01/15/28	2,655,000	3,515,654
3.63%, 04/15/28	1,675,000	3,354,654
2.50%, 01/15/29	2,705,000	3,772,056
3.88%, 04/15/29	1,840,000	3,766,968
3.38%, 04/15/32	482,100	927,633
2.13%, 02/15/40	1,607,600	2,389,571
2.13%, 02/15/41	1,483,900	2,192,347
0.75%, 02/15/42	4,809,400	5,307,569
0.63%, 02/15/43	1,242,000	1,305,473
1.38%, 02/15/44	3,398,700	4,157,285
0.75%, 02/15/45	4,125,000	4,347,015
1.00%, 02/15/46	1,205,000	1,341,403

Total U.S. Treasury Obligations (Cost $143,533,705)		144,983,887

FOREIGN GOVERNMENT INFLATION-LINKED BONDS — 7.0%
Canada — 0.4%
Canadian Government Real Return Bond 4.25%, 12/01/26(C)	405,000	643,970

	Par	Value
Italy — 2.3%
Italy Buoni Poliennali Del Tesoro
1.65%, 04/23/20(E)	$2,267,000	$2,871,486
1.25%, 10/27/20(E)	533,000	674,506
2.70%, 03/01/47(E)	360,000	393,816

		3,939,808

Japan — 2.4%
Japanese Government Inflation-Linked Bond
0.10%, 09/10/24(J)	336,100,000	3,160,881
0.10%, 03/10/26(J)	94,400,000	894,428

		4,055,309

New Zealand — 1.9%
New Zealand Government Bond
3.00%, 09/20/30(Z)	2,403,000	2,083,747
2.50%, 09/20/35(Z)	1,135,000	921,351
2.50%, 09/20/40(Z)	434,000	340,450

		3,345,548

Total Foreign Government Inflation-Linked Bonds (Cost $11,436,692)		11,984,635

	Shares
MONEY MARKET FUNDS — 8.0%
GuideStone Money Market Fund (Investor Class)¥ (Cost $13,737,989)	13,737,989	13,737,989

TOTAL INVESTMENTS — 99.5% (Cost $168,708,386)		170,706,511
Other Assets in Excess of Liabilities — 0.5%		898,784

NET ASSETS — 100.0%		$171,605,295

Futures Contracts outstanding at December 31, 2017:

Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Counterparty	Value and Unrealized Appreciation (Depreciation)
Euro-BOBL	03/2018	(32)	$(5,053,192)	UBS	$38,998
Euro-BTP	03/2018	(6)	(980,085)	UBS	24,872
Euro-Bund	03/2018	(24)	(4,655,802)	UBS	50,432
Euro-Buxl®	03/2018	9	1,769,467	UBS	(39,496)

290	See Notes to Financial Statements.

Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Counterparty	Value and Unrealized Appreciation (Depreciation)
Euro-Schatz	03/2018	(27)	$(3,627,537)	UBS	$6,216
10-Year Japanese Bond	03/2018	(3)	(4,014,555)	UBS	4,077
10-Year Australian Treasury Bond	03/2018	(26)	(2,620,163)	UBS	23,297
10-Year Canadian Bond	03/2018	(5)	(536,118)	UBS	7,786
10-Year U.S. Treasury Note	03/2018	25	3,101,172	UBS	(14,930)
10-Year U.S. Ultra Note	03/2018	15	2,003,437	UBS	(9,578)
Long U.S. Treasury Bond	03/2018	(2)	(306,000)	UBS	667
Ultra Long U.S. Treasury Bond	03/2018	(24)	(4,023,750)	UBS	(18,564)
2-Year U.S. Treasury Note	03/2018	5	1,070,547	UBS	(937)
5-Year U.S. Treasury Note	03/2018	26	3,020,266	UBS	(15,311)
90-Day Euro	12/2018	96	23,485,200	UBS	(13,896)
90-Day Euro	12/2019	(96)	(23,440,800)	UBS	16,764

Total Futures Contracts outstanding at December 31, 2017			$(14,807,913)		$60,397

Forward Foreign Currency Contracts outstanding at December 31, 2017:

Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counterparty	Net Unrealized Appreciation (Depreciation)
02/05/18	U.S. Dollars	4,362,047	Japanese Yen	486,161,000	DEUT	$39,614
02/14/18	U.S. Dollars	690,000	Mexican Pesos	12,943,365	DEUT	37,337
02/14/18	U.S. Dollars	568,312	Mexican Pesos	10,682,772	DEUT	29,639
02/14/18	Swedish Kronor	22,202,528	Euro	2,245,000	MSCS	13,173
01/04/18	Euro	425,000	U.S. Dollars	503,719	HSBC	6,346
01/04/18	New Zealand Dollars	208,000	U.S. Dollars	143,401	WEST	4,001
02/05/18	U.S. Dollars	3,212	Japanese Yen	360,000	BOA	11

Subtotal Appreciation						$130,121

02/14/18	Euro	506,898	Swedish Kronor	5,006,389	BOA	$(2,154)
02/14/18	U.S. Dollars	998,101	Euro	835,000	DEUT	(6,488)
01/04/18	U.S. Dollars	275,500	New Zealand Dollars	400,000	NOMURA	(7,965)
02/14/18	Euro	1,122,500	Swedish Kronor	11,130,542	DEUT	(10,165)
01/04/18	U.S. Dollars	488,468	Canadian Dollars	629,000	WEST	(11,961)
02/14/18	Mexican Pesos	24,489,605	U.S. Dollars	1,259,347	DEUT	(24,471)
01/04/18	U.S. Dollars	4,396,673	Euro	3,685,000	HSBC	(25,895)
01/04/18	U.S. Dollars	2,994,254	New Zealand Dollars	4,378,000	BOA	(108,265)

Subtotal Depreciation						$(197,364)

Total Forward Foreign Currency Contracts outstanding at December 31, 2017						$(67,243)

See Notes to Financial Statements.	291

INFLATION PROTECTED BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

Swap agreements outstanding at December 31, 2017:

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
1-Day US Federal Fund Effective Rate	(1.90)%	5/31/2022	CME	USD	2,540,000	$7,859	$—	$7,859
1-Day US Federal Fund Effective Rate	1.97%	5/31/2022	LCH	USD	250,000	(103)	—	(103)
1-Day US Federal Fund Effective Rate	1.93%	5/31/2022	CME	USD	130,000	(277)	—	(277)
3-Month LIBOR	(2.60)%	11/15/2043	CME	USD	450,000	(1,648)	—	(1,648)

						$5,831	$—	$5,831

Swap agreements with CME, LCH and ICE counterparties are centrally cleared swaps.

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2017, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Foreign Government Inflation-Linked Bonds	$11,984,635	$—	$11,984,635	$—
Money Market Fund	13,737,989	13,737,989	—	—
U.S. Treasury Obligations	144,983,887	—	144,983,887	—

Total Assets - Investments in Securities	$170,706,511	$13,737,989	$156,968,522	$—

Other Financial Instruments***
Forward Foreign Currency Contracts	$130,121	$—	$130,121	$—
Futures Contracts	173,109	173,109	—	—
Swap Agreements	7,859	—	7,859	—

Total Assets - Other Financial Instruments	$311,089	$173,109	$137,980	$—

Liabilities:
Other Financial Instruments***
Forward Foreign Currency Contracts	$(197,364)	$—	$(197,364)	$—
Futures Contracts	(112,712)	(112,712)	—	—
Swap Agreements	(2,028)	—	(2,028)	—

Total Liabilities - Other Financial Instruments	$(312,104)	$(112,712)	$(199,392)	$—

***Other financial instruments are derivative instruments, such as futures contracts, forwards contracts and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding “Futures Contracts outstanding”, “Forward Foreign Currency Contracts outstanding” and ’Swap agreements outstanding” disclosures.

There were no transfers between Level 1, Level 2 and Level 3 during the year ended December 31, 2017.

292	See Notes to Financial Statements.

Global Real Estate Securities Fund (Unaudited)

Global real estate securities performed well as strong economic data around the globe bolstered broad performance across the asset class. Property fundamentals remained vibrant throughout 2017 as demand for an array of property types persisted. For 2017, the FTSE EPRA/NAREIT Developed Index (Net) rose 10.36%. The Fund provides exposure to real estate by investing in equity securities of real estate investment trusts (“REITs”) and other real estate related companies. The Fund was diversified among property sectors and geographical locations. The Fund outperformed its benchmark, the FTSE EPRA/NAREIT Developed Index (Net), for the 2017 calendar year (10.72% vs. 10.36%). Stock selection in the office and residential sectors were particularly strong while an underweight and poor stock selection in the diversified sector, along with stock selection in the healthcare sector, weighed on performance.

In 2017, exchange listed equity index futures contracts were utilized to provide market exposure to the cash positions held in the Fund. Overall, derivative exposure had a slight positive impact on Fund performance for the year.

This Fund may be suitable for investors who seek the potential for current income and long-term capital appreciation. Investors should be willing to accept significant short-term fluctuations in account value and want to diversify their portfolio through exposure to publicly traded, global real estate securities. This Fund invests substantial assets in REITs that involve equity market risks as well as risks linked directly to the real estate market. Risks include declines in the value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers. The value of assets in the real estate industry may go through cycles of relative underperformance and outperformance in comparison to equity securities markets in general. Securities of foreign issuers may be negatively impacted by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries, and they also may be subject to inadequate regulatory or accounting standards, which may increase investment risk. Investing in emerging markets may involve greater risks than investing in more developed foreign markets because, among other things, emerging markets often have more political and economic instability. It is possible to lose money by investing in the Fund.

At December 31, 2017, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

%
Real Estate	48.6
Foreign Common Stocks	47.5
Money Market Funds	3.2
Consumer Discretionary	0.9
U.S. Treasury Obligation	0.2
Information Technology	0.1

100.5

See Notes to Financial Statements.	293

Global Real Estate Securities Fund (Unaudited)

Average Annual Total Returns as of 12/31/17
	Institutional Class	Investor Class*	Benchmark**
One Year	11.05%	10.72%	10.36%
Five Year	N/A	6.33%	5.92%
Ten Year	N/A	5.70%	5.41%
Since Inception(1)	4.81%	3.52%	3.07%
Inception Date	4/30/15	12/29/06
Total Fund Operating Expenses (May 1, 2017 Prospectus as amended July 1, 2017)(2)	0.88%	1.17%

(1)The Since Inception benchmark performance is based on the start date of December 29, 2006, which corresponds with the inception date of the Investor Class, the longest operating class of the Fund.

(2)Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2007 to December 31, 2017, with all dividends and capital gains reinvested, with the FTSE EPRA/NAREIT Developed Index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

294	See Notes to Financial Statements.

GLOBAL REAL ESTATE SECURITIES FUND SCHEDULE OF INVESTMENTS	December 31, 2017

	Shares	Value
COMMON STOCKS — 49.6%
Consumer Discretionary — 0.9%
Extended Stay America, Inc.	102,924	$1,955,556

Information Technology — 0.1%
Switch, Inc. Class A	15,707	285,710

Real Estate — 48.6%
Agree Realty Corporation REIT	35,113	1,806,213
Alexandria Real Estate Equities, Inc. REIT	27,389	3,576,729
American Homes 4 Rent Class A REIT	51,220	1,118,645
American Tower Corporation REIT	11,216	1,600,187
Apartment Investment & Management Co. Class A REIT	23,010	1,005,767
AvalonBay Communities, Inc. REIT	13,860	2,472,763
Boston Properties, Inc. REIT	25,030	3,254,651
Brandywine Realty Trust REIT	54,504	991,428
Camden Property Trust REIT	53,816	4,954,301
CareTrust REIT Inc.Δ	93,527	1,567,512
CoreSite Realty Corporation REITΔ	13,686	1,558,835
CubeSmart REIT	72,522	2,097,336
CyrusOne, Inc. REIT	9,910	589,942
DDR Corporation REIT	58,582	524,895
Douglas Emmett, Inc. REITΔ	54,129	2,222,537
Duke Realty Corporation REIT	33,004	898,039
EastGroup Properties, Inc. REIT	22,003	1,944,625
Empire State Realty Trust, Inc. Class A REIT	58,716	1,205,439
EPR Properties REIT	19,270	1,261,414
Equinix, Inc. REIT	2,570	1,164,775
Equity LifeStyle Properties, Inc. REIT	32,595	2,901,607
Equity Residential REIT	31,481	2,007,543
Essex Property Trust, Inc. REIT	7,554	1,823,309
Extra Space Storage, Inc. REIT	30,792	2,692,760
Federal Realty Investment Trust REIT	12,700	1,686,687
Forest City Realty Trust, Inc. Class A REIT	22,848	550,637
Four Corners Property Trust, Inc. REIT	40,988	1,053,392
GGP, Inc. REIT	127,362	2,978,997
Healthcare Realty Trust, Inc. REITΔ	58,149	1,867,746
Hudson Pacific Properties, Inc. REIT	47,925	1,641,431
Invitation Homes, Inc. REIT	93,985	2,215,226
Iron Mountain, Inc. REIT	12,623	476,266
JBG SMITH Properties REITΔ	42,697	1,482,867
Kilroy Realty Corporation REIT	20,811	1,553,541
Liberty Property Trust REIT	25,240	1,085,572
Life Storage, Inc. REIT	6,390	569,157
Macerich Co. (The) REIT	28,620	1,879,762
Mid-America Apartment Communities, Inc. REIT	4,487	451,213
National Retail Properties, Inc. REIT	26,926	1,161,318
New York, Inc. REIT Δ*	85,873	337,481
Omega Healthcare Investors, Inc. REITΔ	21,887	602,768
Pebblebrook Hotel Trust REITΔ	68,425	2,543,357
Pennsylvania Real Estate Investment TrustΔ	32,785	389,814
Physicians Realty Trust REIT	72,030	1,295,820

	Shares	Value
Prologis, Inc. REIT	85,804	$5,535,216
Public Storage REIT	11,898	2,486,682
QTS Realty Trust, Inc. Class A REIT	5,886	318,786
Regency Centers Corporation REIT	22,349	1,546,104
Retail Properties of America, Inc. Class A REIT	210,842	2,833,716
Rexford Industrial Realty, Inc. REIT	88,511	2,580,981
Sabra Health Care, Inc. REIT	47,866	898,445
Simon Property Group, Inc. REITΔ	40,559	6,965,603
STORE Capital Corporation REITΔ	71,191	1,853,814
Summit Hotel Properties, Inc. REIT	67,186	1,023,243
Sunstone Hotel Investors, Inc. REITΔ	200,945	3,321,621
Taubman Centers, Inc. REITΔ	11,171	730,918
UDR, Inc. REIT	27,296	1,051,442
Urban Edge Properties REIT	43,446	1,107,439
Ventas, Inc. REIT	40,758	2,445,888
Vornado Realty Trust REIT	20,952	1,638,027
Welltower, Inc. REIT	55,977	3,569,653
Weyerhaeuser Co. REIT	44,931	1,584,267

		112,556,149

Total Common Stocks (Cost $113,529,394)		114,797,415

FOREIGN COMMON STOCKS — 47.5%
Australia — 5.5%
Arena REIT	57,060	100,618
Goodman Group REIT	416,692	2,737,544
GPT Group (The) REIT	646,635	2,578,184
Ingenia Communities Group REIT	124,649	268,430
Investa Office Fund REIT	145,072	515,026
Mirvac Group REIT	833,456	1,528,215
Scentre Group REIT	1,006,416	3,290,223
Viva Energy REIT	153,612	270,874
Westfield Corporation REIT	190,822	1,412,955

		12,702,069

Austria — 0.6%
BUWOG AG*	37,724	1,301,315

Belgium — 0.3%
Aedifica SA REIT	5,463	515,992
VGP NV*	1,896	141,159

		657,151

Canada — 2.8%
Allied Properties Real Estate Investment Trust	26,975	903,029
Canadian Apartment Properties REIT	59,806	1,775,625
Dream Office Real Estate Investment Trust	60,299	1,063,028
First Capital Realty, Inc.	56,710	934,790
Granite Real Estate Investment Trust	23,846	934,300
Pure Industrial Real Estate Trust REIT	89,117	479,970
SmartCentres Real Estate Investment Trust	17,930	440,904

		6,531,646

France — 3.8%
Gecina SA REIT	19,008	3,509,959
ICADE REIT	5,657	556,104

See Notes to Financial Statements.	295

GLOBAL REAL ESTATE SECURITIES FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Klepierre REIT	33,706	$1,482,811
Unibail-Rodamco SE REIT	13,190	3,323,465

		8,872,339

Germany — 4.1%
alstria office REIT-AG	44,384	686,978
Deutsche EuroShop AG	8,881	361,820
Deutsche Wohnen SE	60,747	2,657,470
TAG Immobilien AG	25,833	490,972
TLG Immobilien AGΔ	30,840	819,440
VIB Vermoegen AG	5,528	140,615
Vonovia SE	88,030	4,371,728

		9,529,023

Hong Kong — 7.8%
CK Asset Holdings, Ltd.	415,084	3,628,668
Hang Lung Properties, Ltd.	763,245	1,865,898
Henderson Land Development Co., Ltd.	259,000	1,707,252
Link REIT	289,228	2,682,065
New World Development Co., Ltd.Δ	1,090,767	1,639,044
Sino Land Co., Ltd.	820,000	1,452,581
Sun Hung Kai Properties, Ltd.	105,995	1,769,104
Swire Properties, Ltd.	480,127	1,548,628
Wharf Real Estate Investment Co., Ltd.*	215,748	1,435,954
Wheelock & Co., Ltd.	36,000	257,115

		17,986,309

Ireland — 0.6%
Cairn Homes PLC*	95,225	223,370
Green PLC REIT	251,707	483,217
Hibernia REIT PLC REIT	258,551	468,436
Irish Residential Properties REIT PLC	143,092	257,533

		1,432,556

Japan — 9.6%
Activia Properties, Inc. REIT	167	699,570
Daibiru Corporation	19,400	244,491
Daiwa Office Investment Corporation REIT	98	516,636
Frontier Real Estate Investment Corporation REIT	129	501,460
Global One Real Estate Investment Corporation REIT	442	1,567,153
Hulic Co., Ltd.	37,549	421,895
Ichigo Hotel REIT Investment Corporation	21	22,775
Invesco Office J-REIT, Inc.	73	70,943
Japan Hotel Investment Corporation REIT	686	460,276
Japan Logistics Fund, Inc. REIT	466	859,417
Japan Real Estate Investment Corporation REIT	214	1,016,108
Japan Rental Housing Investments, Inc. REIT	572	417,292
Japan Retail Fund Investment Corporation REIT	432	792,112

	Shares	Value
Japan Senior Living Investment Corporation REIT	147	$211,351
Kenedix Office Investment Corporation REIT	123	698,647
Mitsubishi Estate Co., Ltd.	272,881	4,746,810
Mitsui Fudosan Co., Ltd.	144,749	3,243,765
Mori Hills Investment Corporation REIT	778	940,436
Mori Trust Sogo, Inc. REIT	113	157,252
Nippon Building Fund, Inc. REIT	128	625,942
Nippon Prologis REIT, Inc.	241	509,699
NTT Urban Development Corporation	93,900	1,086,715
Premier Investment Corporation REIT	1,172	1,108,810
Sekisui House REIT, Inc.Δ	321	374,916
Sumitomo Realty & Development Co., Ltd.	29,223	960,397

		22,254,868

Netherlands — 1.0%
Eurocommercial Properties NV CVA REIT	3,167	137,975
InterXion Holding NV*	31,671	1,866,372
NSI NV REIT	5,353	223,289

		2,227,636

Norway — 0.1%
Selvaag Bolig ASA	34,533	142,580

Singapore — 3.0%
APAC Realty, Ltd.*	167,785	109,770
CapitaLand Commercial Trust REIT	311,340	449,277
CapitaLand, Ltd.	133,155	351,443
CDL Hospitality Trusts REIT	514,244	649,798
City Developments, Ltd.	173,300	1,618,391
Fortune Real Estate Investment Trust	338,986	419,131
Frasers Centrepoint, Ltd.	95,507	148,532
Frasers Logistics & Industrial Trust REIT	373,700	324,118
Keppel REIT	395,800	372,880
Mapletree Greater China Commercial Trust REIT	275,149	253,044
Mapletree Logistics Trust REIT	864,053	852,779
Suntec Real Estate Investment Trust	598,000	961,307
UOL Group, Ltd.	56,350	373,715

		6,884,185

Spain — 0.7%
Merlin Properties Socimi SA REIT	108,911	1,476,648
Neinor Homes SA* 144A	6,884	151,154

		1,627,802

Sweden — 1.6%
Castellum AB	70,599	1,191,123
Catena AB	11,838	224,404
D Carnegie & Co. AB*	18,005	268,327
Fabege AB	44,219	941,185
Hemfosa Fastigheter AB	21,084	282,470
Hufvudstaden AB, A Shares	40,331	646,036

296	See Notes to Financial Statements.

	Shares	Value
Pandox AB*	8,848	$159,635

		3,713,180

Switzerland — 0.4%
PSP Swiss Property AG	10,238	970,270

United Kingdom — 5.6%
Assura PLC REIT	525,382	453,271
British Land Co. PLC (The) REIT	218,165	2,036,851
Derwent London PLC REIT	14,340	603,681
Grainger PLC	79,021	308,868
Great Portland Estates PLC REIT	93,785	871,805
Hammerson PLC REIT	155,273	1,146,741
Intu Properties PLC REIT	155,892	532,508
Land Securities Group PLC REIT	104,453	1,421,555
LondonMetric Property PLC REIT	207,942	522,200
Primary Health Properties PLC REIT	328,015	518,157
PRS PLC (The) REIT*	297,400	424,623
Segro PLC REIT	231,720	1,836,469
Shaftesbury PLC REIT	23,681	333,797
Sirius Real Estate, Ltd.	237,859	211,153
St Modwen Properties PLC	52,744	288,980
Tritax Big Box REIT PLC	252,190	506,996
UNITE Group PLC (The) REIT	80,474	874,649
Warehouse REIT PLC*	112,337	158,497

		13,050,801

Total Foreign Common Stocks (Cost $102,269,927)		109,883,730

	Shares	Value
MONEY MARKET FUNDS — 3.2%
GuideStone Money Market Fund (Investor Class)¥	4,591,337	$4,591,337
Northern Institutional Liquid Assets Portfolio§	2,792,780	2,792,780
Northern Institutional U.S. Government Portfolio	9,755	9,755

Total Money Market Funds (Cost $7,393,872)		7,393,872

	Par
U.S. TREASURY OBLIGATION — 0.2%
U.S. Treasury Bill 1.42%, 06/07/18Ω‡‡ (Cost $397,540)	$400,000	397,465

TOTAL INVESTMENTS — 100.5% (Cost $223,590,733)		232,472,482
Liabilities in Excess of Other Assets — (0.5)%		(1,075,410)

NET ASSETS — 100.0%		$231,397,072

Futures Contracts outstanding at December 31, 2017:

Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Counterparty	Value and Unrealized Appreciation (Depreciation)
S&P MidCap 400 Index E-Mini	03/2018	34	$6,468,160	GSC	$12,265

See Notes to Financial Statements.	297

GLOBAL REAL ESTATE SECURITIES FUND

SCHEDULE OF INVESTMENTS (Continued)

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2017, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$114,797,415	$114,797,415	$—	$—
Foreign Common Stocks:
Australia	12,702,069	12,702,069	—	—
Austria	1,301,315	1,301,315	—	—
Belgium	657,151	657,151	—	—
Canada	6,531,646	6,531,646	—	—
France	8,872,339	8,872,339	—	—
Germany	9,529,023	9,529,023	—	—
Hong Kong	17,986,309	17,986,309	—	—
Ireland	1,432,556	1,432,556	—	—
Japan	22,254,868	22,254,868	—	—
Netherlands	2,227,636	2,227,636	—	—
Norway	142,580	142,580	—	—
Singapore	6,884,185	6,884,185	—	—
Spain	1,627,802	1,627,802	—	—
Sweden	3,713,180	3,553,545	159,635	—
Switzerland	970,270	970,270	—	—
United Kingdom	13,050,801	13,050,801	—	—
Money Market Funds	7,393,872	7,393,872	—	—
U.S. Treasury Obligation	397,465	—	397,465	—

Total Assets - Investments in Securities	$232,472,482	$231,915,382	$557,100	$—

Other Financial Instruments***
Futures Contracts	$12,265	$12,265	$—	$—

Total Assets - Other Financial Instruments	$12,265	$12,265	$—	$—

***Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding “Futures Contracts outstanding” disclosure.

There were no transfers between Level 1, Level 2 and Level 3 during the year ended December 31, 2017.

298	See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES	December 31, 2017

	Inflation Protected Bond Fund	Global Real Estate Securities Fund
Assets
Investments in securities of unaffiliated issuers, at value	$156,968,522	$227,881,145
Investments in securities of affiliated issuers, at value	13,737,989	4,591,337

Total investments, at value(1), (2)	170,706,511	232,472,482
Cash collateral for derivatives	391,962	—
Foreign currency(3)	798,469	424,550
Receivables:
Dividends and reclaims	9,758	1,057,929
Interest	463,540	—
Securities lending	—	2,924
From advisor	2,872	839
Investment securities sold	827,096	1,352,083
Fund shares sold	910	118,314
Unrealized appreciation on foreign currency exchange contracts	130,121	—
Prepaid expenses and other assets	8,525	17,483

Total Assets	173,339,764	235,446,604

Liabilities
Cash Overdraft	45,796	—
Unrealized depreciation on foreign currency exchange contracts	197,364	—
Collateral held for securities on loan, at value	—	2,792,780
Collateral held for derivatives	17,061	—
Payables:
Investment securities purchased	1,123,520	902,298
Fund shares redeemed	220,258	78,127
Variation margin on centrally cleared swaps	2,280	—
Variation margin on financial futures contracts	4,930	39,253
Securities lending	—	439
Accrued expenses:
Investment advisory fees	45,899	132,228
Professional fees	25,530	28,149
Shareholder servicing fees	12,099	20,398
Other expenses	39,732	55,860

Total Liabilities	1,734,469	4,049,532

Net Assets	$171,605,295	$231,397,072

Net Assets Consist of:
Paid-in-capital	$176,599,730	$232,031,080
Accumulated distributions in excess of net investment loss	(611,002)	(1,752,950)
Accumulated net realized loss on investments, foreign currency translations and derivative transactions	(6,375,436)	(7,776,412)
Net unrealized appreciation (depreciation) on investments, foreign currency translations and derivative transactions	1,992,003	8,895,354

Net Assets	$171,605,295	$231,397,072

Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to the Institutional Class	$122,809,089	$133,655,594

Institutional shares outstanding	11,962,395	13,799,605

Net asset value, offering and redemption price per Institutional share	$10.27	$9.69

Net assets applicable to the Investor Class	$48,796,206	$97,741,478
Investor shares outstanding	4,753,615	10,057,494
Net asset value, offering and redemption price per Investor share	$10.27	$9.72
(1) Investments in securities of unaffiliated issuers, at cost	$154,970,397	$218,999,396
Investments in securities of affiliated issuers, at cost	13,737,989	4,591,337

Total investments, at cost	$168,708,386	$223,590,733

(2) Includes securities loaned of:	$—	$14,784,601

(3) Foreign currency, at cost	$796,721	$422,025

See Notes to Financial Statements.	299

STATEMENTS OF OPERATIONS	For the Year Ended December 31, 2017

	Inflation Protected Bond Fund	Global Real Estate Securities Fund
Investment Income
Dividends	$—	$8,755,788
Income distributions received from affiliated funds	35,589	20,655
Interest	5,121,645	18,844
Securities lending	—	48,309
Less foreign taxes withheld	—	(234,284)

Total Investment Income	5,157,234	8,609,312

Expenses
Investment advisory fees	782,331	1,621,666
Transfer agent fees:
Institutional shares	4,505	4,567
Investor shares	23,043	28,101
Custodian fees	62,368	130,994
Shareholder servicing fees:
Investor shares	196,092	245,774
Accounting and administration fees	58,332	76,498
Professional fees	100,700	102,158
Blue sky fees:
Institutional shares	35,323	36,805
Investor shares	23,646	21,565
Trustees expenses	2,801	2,285
Line of credit facility fees and interest expense	5,028	1,769
Other expenses	16,320	19,831

Total Expenses	1,310,489	2,292,013
Expenses waived/reimbursed net of amount recaptured(1)	(16,071)	(10,005)
Fees paid indirectly	—	(24,000)

Net Expenses	1,294,418	2,258,008

Net Investment Income	3,862,816	6,351,304

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investment securities	2,281,838	1,834,051
Futures transactions	(521,197)	716,223
Swap agreements	(29,284)	—
Option contracts written	616,747	—
Option contracts purchased	(1,420,727)	—
Forward foreign currency contracts	(268,520)	(6,926)
Foreign currency	122,183	21,630

Net realized gain	781,040	2,564,978

Net change in unrealized appreciation (depreciation) on:
Investment securities	1,684,497	15,008,794
Futures	34,378	104,819
Swap agreements	5,831	—
Option contracts written	(56,196)	—
Option contracts purchased	159,922	—
Forward foreign currency contracts	(336,374)	—
Foreign currency	(9,412)	20,926

Net change in unrealized appreciation (depreciation)	1,482,646	15,134,539

Net Realized and Unrealized Gain	2,263,686	17,699,517

Net Increase in Net Assets Resulting from Operations	$6,126,502	$24,050,821

(1)	See Note 3a and 3c in Notes to Financial Statements.

300	See Notes to Financial Statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	Inflation Protected Bond Fund
	For the Year Ended

	12/31/17	12/31/16
Operations:
Net investment income	$3,862,816	$4,792,808
Net realized gain (loss) on investment securities, foreign currency and derivatives	781,040	(275,662)
Net change in unrealized appreciation (depreciation) on investment securities, foreign currency and derivatives	1,482,646	7,863,184

Net increase in net assets resulting from operations	6,126,502	12,380,330

Dividends and Distributions to Shareholders:
Dividends from net investment income
Institutional shares	(3,872,923)	(2,777,588)
Investor shares	(1,488,575)	(500,592)
Distributions from net realized capital gains
Institutional shares	—	—
Investor shares	—	—

Total dividends and distributions	(5,361,498)	(3,278,180)

Capital Share Transactions:
Proceeds from shares sold
Institutional shares	19,627,711	16,595,943
Investor shares	8,706,470	21,330,260
Reinvestment of dividends and distributions
Institutional shares	3,872,923	2,777,587
Investor shares	1,487,121	500,089

Total proceeds from shares sold and reinvested	33,694,225	41,203,879

Value of shares redeemed
Institutional shares	(98,241,162)	(64,223,909)
Investor shares	(42,858,609)	(9,663,957)

Total value of shares redeemed	(141,099,771)	(73,887,866)

Net decrease from capital share transactions(1)	(107,405,546)	(32,683,987)

Total increase (decrease) in net assets	(106,640,542)	(23,581,837)

Net Assets:
Beginning of Year	278,245,837	301,827,674

End of Year*	$171,605,295	$278,245,837

*Including undistributed (distributions in excess of) net investment income	$(611,002)	$1,479,806

(1)	See Note 6 in Notes to Financial Statements.

302	See Notes to Financial Statements.

Global Real Estate Securities Fund

For the Year Ended

12/31/17	12/31/16

$6,351,304	$4,776,811
2,564,978	9,342,050

15,134,539	(4,718,266)

24,050,821	9,400,595

(5,479,616)	(6,784,103)
(3,733,615)	(5,147,664)
—	(3,087,591)
—	(2,500,943)

(9,213,231)	(17,520,301)

17,453,826	13,242,076
12,089,951	21,840,266

5,416,923	9,833,784
3,718,882	7,641,677

38,679,582	52,557,803

(21,355,788)	(54,985,357)
(25,148,188)	(23,622,194)

(46,503,976)	(78,607,551)

(7,824,394)	(26,049,748)

7,013,196	(34,169,454)

224,383,876	258,553,330

$231,397,072	$224,383,876

$(1,752,950)	$(2,470,618)

See Notes to Financial Statements.	303

FINANCIAL HIGHLIGHTS

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated										Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income/(Loss)		Realized and Unrealized Gain (Loss) on Investments	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net(1)		Expenses, Gross(2)	Investment Income/ (Loss), Net(1)	Portfolio Turnover Rate
Inflation Protected Bond Fund

Institutional Class
2017	$10.25	$0.16	#	$0.10	$(0.24)	$—	$10.27	2.59%	$122,809	0.40%		0.41%	1.54%	68%
2016	9.98	0.17	#	0.23 (3)	(0.13)	—	10.25	3.99	196,914	0.40		0.41	1.63	61
2015(4)	10.41	0.12	#	(0.55)	—	—	9.98	(4.13)	234,584	0.40		0.41	1.75	45

Investor Class
2017	$10.26	$0.13	#	$0.11	$(0.23)	$—	$10.27	2.31%	$48,796	0.68%		0.69%	1.22%	68%
2016	9.96	0.15	#	0.22 (3)	(0.07)	—	10.26	3.66	81,332	0.70		0.71	1.43	61
2015	10.22	(0.28	)#	0.05	(0.03)	—	9.96	(2.25)	67,244	0.66		0.67	(2.77)	45
2014	10.15	0.06	#	0.22	(0.21)	—	10.22	2.77	302,913	0.62		0.63	0.61	88
2013(5)	11.25	0.10	#	(1.06)	(0.09)	(0.05)	10.15	(8.64)	274,111	0.64		0.65	0.98	75
Global Real Estate Securities Fund

Institutional Class
2017	$9.10	$0.27	#	$0.73	$(0.41)	$—	$9.69	11.05%	$133,656	0.87	%(6)	0.88%	2.86%	138%
2016	9.46	0.20	#	0.18 (3)	(0.50)	(0.24)	9.10	4.07	123,574	0.88	(6)	0.90	2.07	130
2015(7)	10.50	0.12	#	(0.33)	(0.27)	(0.56)	9.46	(1.89)	159,196	0.93	(6)	0.94	1.83	137

Investor Class
2017	$9.13	$0.24	#	$0.73	$(0.38)	$—	$9.72	10.72%	$97,741	1.12	%(6)	1.13%	2.56%	138%
2016	9.49	0.16	#	0.19 (3)	(0.47)	(0.24)	9.13	3.78	100,810	1.14	(6)	1.19	1.68	130
2015	10.26	0.16	#	(0.13)	(0.24)	(0.56)	9.49	0.34	99,357	1.12	(6)	1.17	1.50	137
2014	9.36	0.23	#	1.28	(0.25)	(0.36)	10.26	16.13	269,883	1.15		1.15	2.23	129
2013(8)	10.60	0.17	#	(0.02)	(0.21)	(1.18)	9.36	1.49	234,903	1.05		1.05	1.56	168

#	Calculated using the average shares outstanding method.
(1)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.

(2)	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.
(3)	Amount includes Capital Gains distributions received by the Fund from the GuideStone Money Market Fund. The amount of these distributions represents less than $0.005 per share.
(4)	Inception date was April 30, 2015. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(5)	An out of period adjustment to Investment Income had no impact on Net Investment Income per Share or Total Return; however, the Ratio of Net Investment Income to Average Net Assets increased by 0.01%.
(6)	The ratio for the Global Real Estate Securities Fund includes the effect of fees paid indirectly which decreased the ratio by 0.01% for the years 2015, 2016 and 2017.
(7)	Inception date was April 30, 2015. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(8)	An out of period adjustment to Investment Income had no impact on Net Investment Income per Share or Total Return; however, the Ratio of Net Investment Income to Average Net Assets increased by 0.03%.

304	See Notes to Financial Statements.

Strategic Alternatives Fund (Unaudited)

The Fund combines multiple strategies that in aggregate seek to provide absolute returns with both lower volatility than and low correlation with traditional equity and fixed-income markets. Please note that the Fund launched on July 1, 2017, and therefore, the commentary only discusses the factors that contributed to performance from the inception date of the Fund through the end of 2017. The Investor Class of the Fund achieved its investment objective during 2017, outperforming its benchmark the ICE BofAML U.S. 3-Month Treasury Bill Index (1.31% versus 0.55%).

The Fund allocated its assets between four principal investment strategies – short-duration high yield, long-short equity, options selling and currency trading. For the calendar year 2017, all four strategies contributed positively to absolute returns and benchmark relative outperformance.

The currency trading strategy was the largest contributor to benchmark relative outperformance. Short exposure to the Australian dollar and the Swiss franc relative to the U.S. dollar were the best performing positions, as both currencies depreciated in value as fundamentals did not justify their valuations. The largest detractor to performance was short exposure to the euro relative to other European currencies.

The options selling strategy delivered positive returns derived from collecting option premium from the selling of fully-covered, exchange listed put options, as the year experienced very little downside volatility. That is, the strategy continued to benefit from selling options priced on implied volatility, while realized volatility came in on average, consistently lower than the implied volatility over the year.

The short-duration high yield bond strategy’s performance contribution was as a result of industry positioning and active credit selection. In particular, increased sector allocation to and positive security selection within the energy sector was additive to performance as better supply and demand prospects led to higher energy prices and tighter spreads for high yield issuers in that sector.

Within the long-short equity strategy, the event-driven sub-strategy contributed muted returns as there were limited announced mergers, and as a result, it had a relatively low allocation. However, the long-short equity sub-strategy generated the majority of returns, through advantageous sector positions and a positive security selection, and propelled the overall strategy to be positive for 2017.

Some of the underlying strategies may utilize derivative instruments within the Fund. During 2017, the Fund sold equity options to collect the option premium. Equity options were also used to hedge equity exposure and to provide synthetic beta exposure to the Fund. Overall, the use of equity options was additive to the Funds’ performance. In addition, long and short currency forwards relative to the U.S. dollar were used to take advantage of dislocations in the currency markets and contributed positively to performance.

This Fund may be suitable for investors who have a short- to medium-term investment horizon, can accept short-term fluctuations in account value and would like to diversify their portfolio with an alternatives investment option. The alternative investment strategies that the Fund pursues are complex and may involve greater risk than traditional investments (stocks, bonds and cash). The performance of alternative investments is not expected to correlate closely with more traditional investments; however, it is possible that alternative investments will decline in value along with equity or fixed-income markets, or both, or that they may not otherwise perform in accordance with expectations. Alternative investments can be highly volatile, are often less liquid, particularly in periods of stress, are generally more complex and less transparent, and may have more complicated tax profiles than traditional investments. In addition, the performance of alternative investments may be more dependent on a sub-adviser’s experience and skill than traditional investments. The use of alternative investments may not achieve the desired effect. Securities of foreign issuers may be negatively impacted by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries, and they also may be subject to inadequate regulatory or accounting standards, which may increase investment risk. Derivatives involve different risks from, and in some respects greater than, those associated with investing directly in securities, currencies or other instruments. Derivatives may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in value of the underlying instruments may produce disproportionate losses to the Fund. Short sales involve selling a security the Fund does not own in anticipation that the security will decline in price. Short sales expose the Fund to the risk that it will required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. The Fund’s potential loss on a short position is limited only by the maximum attainable price of the security less the price at which the security was sold by the Fund. Therefore, in theory, stocks sold short have unlimited risk. The Fund’s use of short sales in effect “leverages” the Fund. The use of leverage may magnify the Fund’s gains or losses, and leverage also creates interest expense that may lower the Fund’s overall returns. The Fund’s currency investment strategy may be impacted by currency exchange rates, which can fluctuate significantly over short or extended periods of time. These changes may be caused by governmental or political factors that affect the value of what the Fund owns and its share price. The Fund may experience high portfolio turnover, which may result in higher costs and capital gains. The Fund is a recently formed mutual fund and has a limited history of operations. There can be no assurances that its objective will be met and you can lose money by investing in the Fund.

305

Strategic Alternatives Fund (Unaudited)

At December 31, 2017, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

%
U.S. Treasury Obligations	29.4
Corporate Bonds	26.6
Common Stocks	20.6
Money Market Funds	12.6
Agency Obligations	5.4
Foreign Common Stocks	2.0
Loan Agreements	1.6
Mutual Funds	1.4
Foreign Bonds	0.7
Purchased Options	0.1
Written Options	(0.2)
Foreign Common Stocks Sold Short	(1.2)
Mutual Funds Sold Short	(2.1)
Common Stocks Sold Short	(7.7)

89.2

STRATEGIC ALTERNATIVES FUND SCHEDULE OF INVESTMENTS	December 31, 2017

	Par	Value
AGENCY OBLIGATIONS — 5.4%
Federal Home Loan Bank 0.88%, 03/19/18	$2,250,000	$2,247,681
(Floating, ICE LIBOR USD 3M -0.04%), 1.31%, 01/08/18†	2,000,000	2,000,055
Federal Home Loan Bank Discount Notes 1.28%, 03/09/18Ω	5,750,000	5,735,875
Federal Home Loan Mortgage Corporation 0.75%, 01/12/18	5,077,000	5,076,183
0.75%, 04/09/18	1,100,000	1,098,004
Federal National Mortgage Association 0.88%, 02/08/18	1,497,000	1,496,294
1.07%, 02/27/18	2,000,000	1,999,112

Total Agency Obligations (Cost $19,653,880)		19,653,204

CORPORATE BONDS — 26.6%
AES Corporation 4.88%, 05/15/23	1,000,000	1,023,750
Aircastle, Ltd. 4.63%, 12/15/18	500,000	509,375
Ally Financial, Inc. 3.75%, 11/18/19	2,250,000	2,283,975
American Axle & Manufacturing, Inc. 6.25%, 03/15/21	1,000,000	1,026,875
Amgen, Inc. 4.10%, 06/15/21	1,000,000	1,045,319
APX Group, Inc. 6.38%, 12/01/19	1,250,000	1,270,313
7.88%, 12/01/22	2,250,000	2,415,937
Berry Global, Inc. 5.50%, 05/15/22	542,000	558,938
6.00%, 10/15/22	1,500,000	1,576,875
CalAtlantic Group, Inc. 6.63%, 05/01/20	1,250,000	1,347,125
Calpine Corporation 6.00%, 01/15/22 144A	2,900,000	2,997,875
CCO Holdings LLC 5.25%, 03/15/21	750,000	763,125
5.25%, 09/30/22	1,000,000	1,026,875
CIT Group, Inc. 5.50%, 02/15/19 144A	1,000,000	1,030,000
Clean Harbors, Inc. 5.13%, 06/01/21	1,350,000	1,366,875
CNH Industrial Capital LLC 4.38%, 04/05/22	1,750,000	1,817,322

	Par	Value
CSC Holdings LLC 7.88%, 02/15/18	$500,000	$503,750
7.63%, 07/15/18	1,913,000	1,960,825
DaVita, Inc. 5.75%, 08/15/22	2,750,000	2,830,781
DISH DBS Corporation 7.88%, 09/01/19	500,000	536,250
5.13%, 05/01/20	2,500,000	2,562,500
Dollar Tree, Inc. 5.75%, 03/01/23	2,500,000	2,623,437
Equinix, Inc. REIT 5.38%, 01/01/22	1,000,000	1,042,500
5.38%, 04/01/23	2,250,000	2,337,750
FelCor Lodging LP REIT 5.63%, 03/01/23	1,500,000	1,548,750
First Data Corporation 7.00%, 12/01/23 144A	3,000,000	3,180,000
Ford Motor Credit Co. LLC 2.68%, 01/09/20	1,735,000	1,740,034
Fresenius Medical Care US Finance II, Inc. 5.63%, 07/31/19 144A	1,072,000	1,121,840
Fresenius US Finance II, Inc. 4.50%, 01/15/23 144A	1,000,000	1,052,500
GameStop Corporation 6.75%, 03/15/21 144A	1,000,000	1,050,000
General Motors Financial Co., Inc. 6.75%, 06/01/18	240,000	244,501
Group 1 Automotive, Inc. 5.00%, 06/01/22	1,000,000	1,035,000
Hologic, Inc. 5.25%, 07/15/22 144A	1,000,000	1,038,750
International Lease Finance Corporation 6.25%, 05/15/19	1,000,000	1,048,250
Iron Mountain, Inc. REIT 6.00%, 08/15/23	1,500,000	1,575,000
John Deere Capital Corporation
(Floating, ICE LIBOR USD 3M + 0.48%), 2.00%, 09/08/22†	250,000	251,132
2.15%, 09/08/22	1,250,000	1,224,183
Kinder Morgan, Inc. 3.15%, 01/15/23	2,000,000	1,990,116
Lennar Corporation 4.75%, 04/01/21	1,000,000	1,043,750
Michaels Stores, Inc. 5.88%, 12/15/20 144A	1,000,000	1,015,000
MPLX LP 5.50%, 02/15/23	2,000,000	2,060,660
Nielsen Co. 5.50%, 10/01/21 144A	1,755,000	1,807,650
Nuance Communications, Inc. 5.38%, 08/15/20 144A	1,500,000	1,524,375
Owens-Brockway Glass Container, Inc. 5.00%, 01/15/22 144A	1,000,000	1,038,750
Party City Holdings, Inc. 6.13%, 08/15/23 144A	2,250,000	2,334,375
Penske Automotive Group, Inc. 3.75%, 08/15/20	187,000	190,974
5.75%, 10/01/22	2,250,000	2,321,719
Penske Truck Leasing Co. LP 2.70%, 03/14/23 144A	750,000	737,849
PulteGroup, Inc. 4.25%, 03/01/21	1,000,000	1,032,500

See Notes to Financial Statements.	307

STRATEGIC ALTERNATIVES FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Realogy Group LLC
5.25%, 12/01/21 144A	$2,925,000	$3,038,344
Reynolds Group Issuer, Inc.
5.75%, 10/15/20	969,108	984,856
6.88%, 02/15/21	2,592,542	2,631,430
Sabine Pass Liquefaction LLC
5.63%, 02/01/21	1,500,000	1,609,141
SBA Communications Corporation REIT
4.88%, 07/15/22	1,500,000	1,545,000
4.00%, 10/01/22 144A	900,000	905,625
Sinclair Television Group, Inc.
5.38%, 04/01/21	2,000,000	2,040,000
Sprint Capital Corporation
6.90%, 05/01/19	1,000,000	1,048,750
Sprint Communications, Inc.
9.00%, 11/15/18 144A	1,500,000	1,580,775
Sunoco LP
6.25%, 04/15/21	2,500,000	2,605,000
Taylor Morrison Communities, Inc.
5.25%, 04/15/21 144A	1,500,000	1,531,875
T-Mobile USA, Inc.
6.13%, 01/15/22	1,000,000	1,034,000
6.63%, 04/01/23	3,206,000	3,350,270
TRI Pointe Group, Inc.
4.38%, 06/15/19	1,000,000	1,025,000
Univision Communications, Inc.
6.75%, 09/15/22 144A	400,000	416,500
5.13%, 05/15/23 144A	1,000,000	1,000,000

Total Corporate Bonds (Cost $96,278,213)		96,012,571

FOREIGN BONDS — 0.7%
Canada — 0.6%
1011778 BC ULC 4.63%, 01/15/22 144A	1,000,000	1,026,250
Brookfield Residential Properties, Inc.
6.50%, 12/15/20 144A	969,000	990,802

		2,017,052

Ireland — 0.1%
Fly Leasing, Ltd.
6.38%, 10/15/21	500,000	522,500

Total Foreign Bonds (Cost $2,540,637)		2,539,552

LOAN AGREEMENTS — 1.6%
Asurion, LLC Second Lien Replacement B-2 Term Loan
(Floating, ICE LIBOR USD 1M + 6.00%), 7.57%, 08/04/25†	1,000,000	1,029,583
BCP Renaissance Parent L.L.C. Initial Term Loan B
(Floating, ICE LIBOR USD 3M + 4.00%), 5.38%, 10/31/24†	1,000,000	1,013,542
Michaels Stores, Inc. 2016 New Replacement Term B-1 Loan
(Floating, ICE LIBOR USD 1M + 2.75%), 0.00%, 01/30/23† S	1,000,000	1,001,667
(Floating, ICE LIBOR USD 1M + 2.75%), 4.21%, 01/30/23†	257,660	258,090

		Par	Value
(Floating, ICE LIBOR USD 1M + 2.75%), 4.25%, 01/30/23†		$44,424	$44,498
(Floating, ICE LIBOR USD 1M + 2.75%), 4.32%, 01/30/23†		692,385	693,539
PetSmart, Inc. Tranche B-2 Loan
(Floating, ICE LIBOR USD 1M + 3.00%), 4.57%, 03/11/22†		994,898	801,826
Traverse Midstream Partners LLC Advance
(Floating, ICE LIBOR USD 3M + 4.00%), 5.85%, 09/27/24†		1,000,000	1,014,625

Total Loan Agreements (Cost $5,919,734)			5,857,370

	Number of Contracts	Notional Amount
PURCHASED OPTIONS — 0.1%
Put Options — 0.1%
NIKE, Inc., Strike Price $64.50, Expires 01/19/18 (CITI)	195	$1,219,725	42,705
S&P 500®, Strike Price $2,650.00, Expires 03/16/18 (CITI)	35	9,357,635	130,200

Total Purchased Options (Cost $225,380)			172,905

		Par
U.S. TREASURY OBLIGATIONS — 29.4%
U.S. Treasury Bills
1.09%, 01/04/18Ω		$20,470,000	20,468,721
1.05%, 01/11/18Ω		8,300,000	8,297,568
1.07%, 01/18/18Ω		8,955,000	8,950,088
1.29%, 03/15/18Ω		1,750,000	1,745,485
1.36%, 03/22/18Ω		3,000,000	2,991,113
1.38%, 03/29/18Ω		11,750,000	11,711,718
1.25%, 07/19/18Ω		12,000,000	11,899,098

			66,063,791

U.S. Treasury Notes
0.75%, 02/28/18		12,870,000	12,858,095
1.00%, 05/15/18		12,100,000	12,083,459
1.25%, 10/31/18		15,200,000	15,140,629

			40,082,183

Total U.S. Treasury Obligations (Cost $106,191,504)			106,145,974

		Shares
COMMON STOCKS — 20.6%
Consumer Discretionary — 3.7%
General Motors Co.‡		31,313	1,283,520
Lennar Corporation Class A		18,742	1,185,244
Lennar Corporation Class B		375	19,380
Marriott International, Inc. Class A‡‡		7,418	1,006,845
Mohawk Industries, Inc.‡‡ *		4,036	1,113,533
Regal Entertainment Group Class A		64,121	1,475,424
Royal Caribbean Cruises, Ltd.‡ ‡‡		11,032	1,315,897

308	See Notes to Financial Statements.

	Shares	Value
Scripps Networks Interactive, Inc. Class A	20,242	$1,728,262
TimeWarner, Inc.	32,451	2,968,293
Twenty-First Century Fox, Inc. Class A	38,217	1,319,633

		13,416,031

Consumer Staples — 1.1%
Mondelez International, Inc. Class A	33,793	1,446,340
PepsiCo, Inc.‡‡	7,507	900,239
Wal-Mart Stores, Inc.	15,478	1,528,453

		3,875,032

Energy — 1.2%
Chevron Corporation	5,964	746,633
Halliburton Co.‡	35,065	1,713,627
Hess Corporation	11,593	550,320
Parsley Energy, Inc. Class A*	9,608	282,859
Pioneer Natural Resources Co.	5,235	904,870

		4,198,309

Financials — 1.5%
Bank of America Corporation	75,122	2,217,601
Berkshire Hathaway, Inc. Class B‡‡*	6,421	1,272,771
Citigroup, Inc.	20,094	1,495,194
FGL Holdings*	12,740	128,292
MetLife, Inc.	8,680	438,861

		5,552,719

Health Care — 2.4%
Aetna, Inc.‡‡	16,033	2,892,193
Becton, Dickinson and Co.	5,731	1,226,761
Bristol-Myers Squibb Co.	11,236	688,542
Humana, Inc.‡‡	2,195	544,513
Johnson & Johnson	9,614	1,343,268
Kindred Healthcare, Inc.	41,900	406,430
NxStage Medical, Inc.*	15,860	384,288
Zoetis, Inc.	17,624	1,269,633

		8,755,628

Industrials — 2.7%
Caterpillar, Inc.	5,257	828,398
Cummins, Inc.	1,456	257,188
Delta Air Lines, Inc.	9,976	558,656
General Electric Co.	38,244	667,358
Orbital ATK, Inc.	13,649	1,794,843
Quanta Services, Inc.*	35,262	1,379,097
Raytheon Co.	4,242	796,860
Rockwell Collins, Inc.‡‡	26,355	3,574,265

		9,856,665

Information Technology — 4.0%
Alphabet, Inc. Class A‡‡ *	1,083	1,140,832
Apple, Inc.	11,507	1,947,330
BroadSoft, Inc.*	5,596	307,220
Cavium, Inc.*	35,709	2,993,485
Dell Technologies, Inc. Class V*	33,720	2,740,762
Facebook, Inc. Class A‡‡ *	8,448	1,490,734

	Shares	Value
Marvell Technology Group, Ltd.	35,603	$764,396
Microsoft Corporation	8,403	718,793
PayPal Holdings, Inc.‡ *	23,198	1,707,837
QUALCOMM, Inc.	12,071	772,785

		14,584,174

Materials — 2.2%
Berry Global Group, Inc.*	25,707	1,508,230
Deltic Timber Corporation	556	50,902
DowDuPont, Inc.	20,934	1,490,919
Huntsman Corporation‡	47,619	1,585,237
Monsanto Co.‡‡	11,479	1,340,518
Sherwin-Williams Co. (The)‡‡	2,911	1,193,626
WestRock Co.	9,920	627,043

		7,796,475

Real Estate — 0.6%
American Tower Corporation REIT	8,319	1,186,872
Forestar Group, Inc.*	3,203	70,466
GGP, Inc. REIT	30,700	718,073

		1,975,411

Utilities — 1.2%
Calpine Corporation*	187,238	2,832,911
Dynegy, Inc.*	118,937	1,409,403

		4,242,314

Total Common Stocks (Cost $72,569,438)		74,252,758

FOREIGN COMMON STOCKS — 2.0%
Canada — 0.3%
Pure Technologies, Ltd.	126,620	904,573

France — 0.2%
Advanced Accelerator Applications SA ADR*	7,648	624,230

Jersey — 0.0%
Aptiv PLC	141	11,961

Netherlands — 0.9%
NXP Semiconductor NV*	28,189	3,300,650

Switzerland — 0.0%
Idorsia, Ltd.*	6,147	160,543

United Kingdom — 0.6%
Micro Focus International PLC ADR*	28,310	950,933
Royal Dutch Shell PLC ADR Class A	16,833	1,122,929

		2,073,862

Total Foreign Common Stocks (Cost $6,726,504)		7,075,819

MUTUAL FUNDS — 1.4%
Altaba, Inc.	49,982	3,491,243
SPDR S&P Regional Banking ETF	28,910	1,701,353

Total Mutual Funds (Cost $5,095,359)		5,192,596

See Notes to Financial Statements.	309

STRATEGIC ALTERNATIVES FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
MONEY MARKET FUNDS — 12.6%
GuideStone Money Market Fund
(Investor Class)¥	26,434,836	$26,434,836
Northern Institutional
U.S. Government Portfolio	18,961,307	18,961,307

Total Money Market Funds (Cost $45,396,143)		45,396,143

TOTAL INVESTMENTS — 100.4% (Cost $360,596,792)		362,298,892

COMMON STOCKS SOLD SHORT — (7.7)%
Consumer Discretionary — (1.3)%
Discovery Communications, Inc.
Class C *	(26,149)	(553,574)
Goodyear Tire & Rubber Co. (The)	(6,853)	(221,421)
McDonald’s Corporation	(3,238)	(557,325)
Netflix, Inc. *	(4,494)	(862,668)
Tesla, Inc. *	(2,504)	(779,620)
Walt Disney Co. (The)	(10,579)	(1,137,348)
Yum! Brands, Inc.	(6,373)	(520,101)

		(4,632,057)

Consumer Staples — (0.8)%
CVS Health Corporation	(28,422)	(2,060,595)
Hormel Foods Corporation	(8,834)	(321,469)
Procter & Gamble Co. (The)	(6,085)	(559,090)

		(2,941,154)

Energy — (0.3)%
Exxon Mobil Corporation	(12,672)	(1,059,886)

Financials — (0.5)%
American International Group, Inc.	(18,846)	(1,122,845)
BlackRock, Inc.	(1,629)	(836,833)

		(1,959,678)

Health Care — (0.6)%
Becton, Dickinson and Co.	(5,806)	(1,242,832)
HCA Healthcare, Inc. *	(8,994)	(790,033)

		(2,032,865)

Industrials — (0.8)%
3M Co.	(4,113)	(968,077)
United Technologies Corporation	(6,484)	(827,164)
W.W. Grainger, Inc.	(4,838)	(1,142,977)

		(2,938,218)

Information Technology — (2.1)%
Analog Devices, Inc.	(5,733)	(510,409)
Applied Materials, Inc.	(9,582)	(489,832)
Electronic Arts, Inc. *	(5,873)	(617,017)
Intel Corporation	(16,681)	(769,995)
Marvell Technology Group, Ltd.	(77,694)	(1,668,090)
Oracle Corporation	(18,759)	(886,926)
Texas Instruments, Inc.	(4,950)	(516,978)
VMware, Inc. Class A *	(17,843)	(2,236,085)

		(7,695,332)

		Shares	Value
Real Estate — (0.5)%
Duke Realty Corporation REIT		(22,924)	$(623,762)
Potlatch Corporation REIT		(1,000)	(49,900)
Simon Property Group, Inc. REIT		(2,380)	(408,741)
SL Green Realty Corporation REIT		(7,094)	(715,998)

			(1,798,401)

Telecommunication Services — (0.5)%
AT&T, Inc.		(44,335)	(1,723,745)

Utilities — (0.3)%
Vistra Energy Corporation *		(55,478)	(1,016,357)

Total Common Stocks Sold Short (Proceeds $(26,838,141))			(27,797,693)

FOREIGN COMMON STOCKS SOLD SHORT — (1.2)%
China — (0.7)%
Alibaba Group Holding, Ltd. ADR *		(13,878)	(2,392,984)

Ireland — (0.1)%
Johnson Controls International PLC		(10,900)	(415,399)

Jersey — (0.2)%
Aptiv PLC		(6,423)	(544,863)

Singapore — (0.2)%
Broadcom, Ltd.		(3,171)	(814,630)

Total Foreign Common Stocks Sold Short (Proceeds $(4,298,075))			(4,167,876)

MUTUAL FUNDS SOLD SHORT — (2.1)%
Consumer Discretionary Select SPDR Fund		(21,720)	(2,143,547)
Consumer Staples Select SPDR Fund		(43,240)	(2,459,923)
Industrial Select Sector SPDR Fund		(18,155)	(1,373,789)
Utilities Select Sector SPDR Fund		(32,947)	(1,735,648)

Total Mutual Funds Sold Short (Proceeds $(7,570,154))			(7,712,907)

Number of Contracts		Notional Amount
WRITTEN OPTIONS — (0.2)%
Call Options — (0.1)%
General Motors Co.,
Strike Price $42.00, Expires 01/19/18 (CITI)	(188)	$(770,612)	(9,212)
Halliburton Co., Strike Price $45.00, Expires 01/19/18 (CITI)	(245)	(1,197,315)	(99,960)
Halliburton Co., Strike Price $48.50, Expires 01/19/18 (CITI)	(103)	(503,361)	(13,081)
Huntsman Corporation, Strike Price $32.00, Expires 01/19/18 (CITI)	(188)	(625,852)	(33,276)

310	See Notes to Financial Statements.

	Number of Contracts	Notional Amount	Value
PayPal Holdings, Inc., Strike Price $72.50, Expires 01/19/18 (CITI)	(147)	$(1,082,214)	$(33,369)
Royal Caribbean Cruises, Strike Price $125.00, Expires 01/19/18 (CITI)	(107)	(1,276,296)	(6,420)
S&P 500®, Strike Price $2,650.00, Expires 03/16/18 (CITI)	(35)	(9,357,635)	(220,850)

			(416,168)

Put Options — (0.1)%
NIKE, Inc., Strike Price $61.50, Expires 01/19/18 (CITI)	(195)	(1,219,725)	(12,090)
S&P 500®, Strike Price $2,575.00, Expires 01/03/18 (MSCS)	(21)	(16,576,382)	(1,365)
S&P 500®, Strike Price $2,585.00, Expires 01/02/18 (MSCS)	(20)	(16,843,743)	(700)
S&P 500®, Strike Price $2,600.00, Expires 01/05/18 (MSCS)	(20)	(16,843,743)	(2,900)
S&P 500®, Strike Price $2,610.00, Expires 01/08/18 (MSCS)	(20)	(16,309,021)	(4,600)
S&P 500®, Strike Price $2,620.00, Expires 01/10/18 (MSCS)	(21)	(15,774,299)	(8,610)

	Number of Contracts	Notional Amount	Value
S&P 500®, Strike Price $2,625.00, Expires 01/12/18 (MSCS)	(21)	$(16,309,021)	$(12,117)
S&P 500®, Strike Price $2,625.00, Expires 01/24/18 (MSCS)	(21)	(15,774,299)	(22,890)
S&P 500®, Strike Price $2,630.00, Expires 01/17/18 (MSCS)	(22)	(16,041,660)	(18,040)
S&P 500®, Strike Price $2,630.00, Expires 01/22/18 (MSCS)	(22)	(16,041,660)	(23,320)
S&P 500®, Strike Price $2,630.00, Expires 01/26/18 (MSCS)	(22)	(5,881,942)	(27,368)
S&P 500®, Strike Price $2,635.00, Expires 01/19/18 (MSCS)	(20)	(16,309,021)	(21,600)
S&P 500®, Strike Price $2,650.00, Expires 01/16/18 (MSCS)	(22)	(15,506,938)	(22,902)

			(178,502)

Total Written Options (Premiums received $(584,941))			(594,670)

Other Assets in Excess of Liabilities — 10.8%			39,164,958

NET ASSETS — 100.0%			$361,190,704

Forward Foreign Currency Contracts outstanding at December 31, 2017:

Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
01/24/18	Australian Dollars	9,523,697	U.S. Dollars	7,216,915	GSC	$214,103
01/24/18	Australian Dollars	6,802,452	U.S. Dollars	5,172,945	GSC	134,777
01/24/18	Euro	4,001,565	U.S. Dollars	4,679,542	GSC	129,035
01/24/18	Australian Dollars	5,128,982	U.S. Dollars	3,875,767	SS	126,204
01/24/18	U.S. Dollars	2,858,675	Norwegian Kroner	22,487,193	GSC	117,823
01/24/18	Australian Dollars	7,253,355	U.S. Dollars	5,555,308	GSC	104,238
01/24/18	Swiss Francs	4,800,402	U.S. Dollars	4,831,444	SS	103,620
01/24/18	Canadian Dollars	5,450,228	U.S. Dollars	4,247,207	GSC	90,324
01/24/18	Euro	2,447,557	U.S. Dollars	2,851,135	SS	90,031
01/24/18	Australian Dollars	3,305,859	U.S. Dollars	2,496,419	SS	83,030
01/24/18	British Pounds	4,060,581	U.S. Dollars	5,405,770	GSC	81,301
01/24/18	Canadian Dollars	5,213,200	U.S. Dollars	4,068,296	GSC	80,597
01/24/18	Swedish Kronor	34,860,905	U.S. Dollars	4,177,840	GSC	78,494
01/24/18	New Zealand Dollars	3,656,323	U.S. Dollars	2,518,219	SS	72,169
01/24/18	New Zealand Dollars	3,676,412	U.S. Dollars	2,532,805	GSC	71,815

See Notes to Financial Statements.	311

STRATEGIC ALTERNATIVES FUND

SCHEDULE OF INVESTMENTS (Continued)

Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
01/24/18	U.S. Dollars	2,587,714	Norwegian Kroner	20,652,295	GSC	$70,509
01/24/18	Australian Dollars	3,228,031	U.S. Dollars	2,449,352	GSC	69,370
01/24/18	Canadian Dollars	4,656,697	U.S. Dollars	3,637,615	GSC	68,388
01/24/18	Swedish Kronor	25,395,547	U.S. Dollars	3,032,464	GSC	68,200
01/24/18	Swiss Francs	3,982,499	U.S. Dollars	4,027,649	SS	66,568
01/24/18	Euro	1,629,294	U.S. Dollars	1,893,240	GSC	64,641
01/24/18	Swiss Francs	4,828,488	U.S. Dollars	4,899,730	SS	64,208
01/24/18	Australian Dollars	3,943,203	U.S. Dollars	3,012,568	SS	64,180
01/24/18	New Zealand Dollars	3,842,781	U.S. Dollars	2,659,673	GSC	62,814
01/24/18	Australian Dollars	2,630,932	U.S. Dollars	1,990,326	SS	62,500
01/24/18	U.S. Dollars	7,922,726	Australian Dollars	10,075,189	GSC	61,398
01/24/18	New Zealand Dollars	3,508,007	U.S. Dollars	2,424,328	GSC	60,983
01/24/18	Australian Dollars	4,280,334	U.S. Dollars	3,283,042	GSC	56,757
01/24/18	Euro	1,478,308	U.S. Dollars	1,720,847	GSC	55,598
01/24/18	Australian Dollars	2,556,736	U.S. Dollars	1,939,826	GSC	55,108
01/24/18	Australian Dollars	2,593,398	U.S. Dollars	1,968,648	SS	54,892
01/24/18	British Pounds	1,981,668	U.S. Dollars	2,623,867	GSC	53,965
01/24/18	Swedish Kronor	25,464,359	U.S. Dollars	3,055,424	SS	53,641
01/24/18	U.S. Dollars	3,461,909	Swedish Kronor	27,919,605	GSC	53,071
01/24/18	U.S. Dollars	6,517,994	Australian Dollars	8,285,709	SS	52,937
01/24/18	South Korean Won	1,079,994,118	U.S. Dollars	958,725	SS	52,934
01/24/18	Euro	1,455,031	U.S. Dollars	1,695,778	GSC	52,696
01/24/18	U.S. Dollars	4,232,320	New Zealand Dollars	5,902,076	SS	50,888
01/24/18	Norwegian Kroner	30,711,640	U.S. Dollars	3,692,966	GSC	50,322
01/24/18	New Zealand Dollars	2,499,866	U.S. Dollars	1,721,183	SS	49,892
01/24/18	Euro	3,250,554	U.S. Dollars	3,856,558	GSC	49,549
01/24/18	Swedish Kronor	24,865,553	U.S. Dollars	2,988,343	GSC	47,611
01/24/18	Swedish Kronor	15,905,757	U.S. Dollars	1,895,059	SS	46,951
01/24/18	Swedish Kronor	18,321,636	U.S. Dollars	2,191,261	GSC	45,715
01/24/18	Euro	2,882,011	U.S. Dollars	3,417,719	SS	45,519
01/24/18	New Zealand Dollars	1,871,114	U.S. Dollars	1,280,721	SS	44,903
01/24/18	Australian Dollars	2,618,443	U.S. Dollars	1,999,307	GSC	43,775
01/24/18	British Pounds	1,711,076	U.S. Dollars	2,268,699	SS	43,482
01/24/18	British Pounds	2,502,906	U.S. Dollars	3,339,302	SS	42,880
01/24/18	Euro	2,210,749	U.S. Dollars	2,614,301	GSC	42,298
01/24/18	Euro	2,790,893	U.S. Dollars	3,313,962	GSC	39,782
01/24/18	New Zealand Dollars	2,969,721	U.S. Dollars	2,064,829	GSC	39,123
01/24/18	U.S. Dollars	11,573,626	Swiss Francs	11,220,052	SS	38,827
01/24/18	U.S. Dollars	10,777,097	New Zealand Dollars	15,161,500	SS	35,660
01/24/18	New Zealand Dollars	1,850,892	U.S. Dollars	1,276,745	SS	34,552
01/24/18	Swedish Kronor	16,539,354	U.S. Dollars	1,985,517	SS	33,852
01/24/18	U.S. Dollars	1,518,232	Mexican Pesos	29,334,073	SS	33,653
01/24/18	Swiss Francs	1,843,341	U.S. Dollars	1,863,806	GSC	31,245
01/24/18	British Pounds	842,475	U.S. Dollars	1,108,971	JPM	29,467
01/24/18	British Pounds	719,163	U.S. Dollars	942,575	JPM	29,232
01/24/18	Swedish Kronor	11,879,387	U.S. Dollars	1,421,645	GSC	28,766
01/24/18	Australian Dollars	1,691,820	U.S. Dollars	1,291,813	SS	28,257
01/24/18	U.S. Dollars	3,311,834	Japanese Yen	369,633,824	SS	27,326
01/24/18	British Pounds	1,080,087	U.S. Dollars	1,432,390	SS	27,134
01/24/18	Swedish Kronor	14,638,228	U.S. Dollars	1,760,447	GSC	26,804
01/24/18	Japanese Yen	1,070,605,567	U.S. Dollars	9,487,231	GSC	26,002
01/24/18	Swedish Kronor	8,155,446	U.S. Dollars	971,847	JPM	23,890
01/24/18	Australian Dollars	999,732	U.S. Dollars	757,284	GSC	22,773
01/24/18	U.S. Dollars	2,992,418	Australian Dollars	3,808,359	SS	20,885

312	See Notes to Financial Statements.

Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
01/24/18	Norwegian Kroner	17,922,000	U.S. Dollars	2,164,493	SS	$19,930
01/24/18	Canadian Dollars	1,606,925	U.S. Dollars	1,259,284	JPM	19,577
01/24/18	Japanese Yen	233,741,111	U.S. Dollars	2,057,435	SS	19,551
01/24/18	Canadian Dollars	1,147,414	U.S. Dollars	893,833	SS	19,329
01/24/18	Canadian Dollars	994,324	U.S. Dollars	772,339	SS	18,988
01/24/18	Canadian Dollars	3,163,305	U.S. Dollars	2,498,973	GSC	18,524
01/24/18	Australian Dollars	773,271	U.S. Dollars	585,454	GSC	17,904
01/24/18	Canadian Dollars	1,923,344	U.S. Dollars	1,513,043	SS	17,638
01/24/18	British Pounds	1,863,918	U.S. Dollars	2,501,320	GSC	17,396
01/24/18	Swedish Kronor	6,925,650	U.S. Dollars	828,365	GSC	17,220
01/24/18	U.S. Dollars	2,487,970	Canadian Dollars	3,104,673	GSC	17,135
01/24/18	New Zealand Dollars	937,123	U.S. Dollars	647,969	GSC	15,953
01/24/18	Euro	1,143,095	U.S. Dollars	1,358,246	GSC	15,382
01/24/18	British Pounds	1,007,373	U.S. Dollars	1,346,157	GSC	15,109
01/24/18	New Zealand Dollars	1,536,415	U.S. Dollars	1,073,939	SS	14,562
01/24/18	Japanese Yen	141,554,536	U.S. Dollars	1,243,703	JPM	14,128
01/24/18	Australian Dollars	652,879	U.S. Dollars	495,672	GSC	13,747
01/24/18	British Pounds	383,147	U.S. Dollars	504,034	SS	13,714
01/24/18	British Pounds	584,568	U.S. Dollars	777,113	GSC	12,815
01/24/18	Euro	2,901,433	U.S. Dollars	3,474,420	GSC	12,157
01/24/18	Japanese Yen	288,679,575	U.S. Dollars	2,553,128	GSC	12,034
01/24/18	U.S. Dollars	2,466,758	Norwegian Kroner	20,141,062	GSC	11,864
01/24/18	New Zealand Dollars	630,933	U.S. Dollars	435,269	JPM	11,727
01/24/18	Swiss Francs	625,013	U.S. Dollars	631,473	SS	11,073
01/24/18	Australian Dollars	817,065	U.S. Dollars	626,644	GSC	10,884
01/24/18	Canadian Dollars	597,569	U.S. Dollars	464,781	GSC	10,791
01/24/18	Canadian Dollars	1,401,388	U.S. Dollars	1,104,566	GSC	10,720
01/24/18	U.S. Dollars	7,073,312	Australian Dollars	9,051,788	SS	10,509
01/24/18	British Pounds	472,726	U.S. Dollars	628,508	SS	10,287
01/24/18	Euro	742,464	U.S. Dollars	882,000	GSC	10,200
01/24/18	Japanese Yen	335,770,366	U.S. Dollars	2,973,735	SS	9,868
01/24/18	Norwegian Kroner	23,464,447	U.S. Dollars	2,850,356	GSC	9,608
01/24/18	British Pounds	322,719	U.S. Dollars	426,621	SS	9,470
01/24/18	British Pounds	385,387	U.S. Dollars	511,579	GSC	9,195
01/24/18	Euro	482,715	U.S. Dollars	570,883	JPM	9,183
01/24/18	Swiss Francs	847,208	U.S. Dollars	862,284	GSC	8,690
01/24/18	British Pounds	498,738	U.S. Dollars	665,569	GSC	8,376
01/24/18	Japanese Yen	100,519,055	U.S. Dollars	884,999	SS	8,198
01/24/18	U.S. Dollars	1,982,087	Japanese Yen	222,170,182	SS	7,918
01/24/18	Euro	407,081	U.S. Dollars	481,300	SS	7,879
01/24/18	U.S. Dollars	3,628,788	Japanese Yen	407,500,158	GSC	7,805
01/24/18	Euro	319,238	U.S. Dollars	375,999	JPM	7,622
01/24/18	U.S. Dollars	2,325,021	Canadian Dollars	2,912,042	GSC	7,490
01/24/18	U.S. Dollars	828,199	Norwegian Kroner	6,737,275	GSC	7,026
01/24/18	U.S. Dollars	2,333,966	Norwegian Kroner	19,093,826	SS	6,715
01/24/18	Swiss Francs	559,014	U.S. Dollars	568,131	SS	6,565
01/24/18	British Pounds	463,235	U.S. Dollars	619,689	GSC	6,281
01/24/18	U.S. Dollars	645,211	Australian Dollars	818,868	SS	6,277
01/24/18	Australian Dollars	595,135	U.S. Dollars	458,161	SS	6,203
01/24/18	Swiss Francs	478,660	U.S. Dollars	485,915	GSC	6,173
01/24/18	Norwegian Kroner	23,717,060	U.S. Dollars	2,884,677	GSC	6,077
01/24/18	U.S. Dollars	1,950,286	Japanese Yen	218,800,642	GSC	6,058
01/24/18	U.S. Dollars	541,862	Norwegian Kroner	4,397,155	SS	5,915
01/24/18	Euro	498,434	U.S. Dollars	593,093	GSC	5,862

See Notes to Financial Statements.	313

STRATEGIC ALTERNATIVES FUND

SCHEDULE OF INVESTMENTS (Continued)

Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
01/24/18	Euro	327,351	U.S. Dollars	387,675	GSC	$5,694
01/24/18	U.S. Dollars	341,813	Swedish Kronor	2,756,990	GSC	5,199
01/24/18	U.S. Dollars	853,719	Japanese Yen	95,508,938	GSC	5,041
01/24/18	U.S. Dollars	632,096	Norwegian Kroner	5,145,515	SS	4,935
01/24/18	British Pounds	287,301	U.S. Dollars	383,505	SS	4,725
01/24/18	U.S. Dollars	682,507	Swedish Kronor	5,552,563	SS	4,568
01/24/18	Canadian Dollars	3,208,382	U.S. Dollars	2,549,005	GSC	4,366
01/24/18	U.S. Dollars	377,132	Norwegian Kroner	3,058,904	GSC	4,297
01/24/18	U.S. Dollars	4,360,802	Japanese Yen	490,276,267	SS	4,284
01/24/18	U.S. Dollars	755,183	Japanese Yen	84,560,488	SS	3,792
01/24/18	U.S. Dollars	359,523	Swedish Kronor	2,914,782	GSC	3,644
01/24/18	U.S. Dollars	2,125,199	British Pounds	1,570,023	SS	3,623
01/24/18	U.S. Dollars	750,645	Swiss Francs	726,643	SS	3,618
01/24/18	U.S. Dollars	955,845	Australian Dollars	1,220,454	SS	3,566
01/24/18	Japanese Yen	222,741,456	U.S. Dollars	1,975,920	SS	3,326
01/24/18	Euro	5,577,082	U.S. Dollars	6,698,522	SS	3,313
01/24/18	U.S. Dollars	529,844	Japanese Yen	59,330,471	GSC	2,643
01/24/18	U.S. Dollars	473,287	Norwegian Kroner	3,862,744	GSC	2,476
01/24/18	Japanese Yen	37,210,241	U.S. Dollars	328,314	JPM	2,331
01/24/18	Swiss Francs	552,577	U.S. Dollars	565,817	SS	2,261
01/24/18	Japanese Yen	70,544,865	U.S. Dollars	624,611	SS	2,239
01/24/18	U.S. Dollars	609,295	Swedish Kronor	4,974,464	JPM	1,939
01/24/18	U.S. Dollars	332,539	Australian Dollars	423,803	SS	1,860
01/24/18	Japanese Yen	108,146,663	U.S. Dollars	959,662	GSC	1,313
01/24/18	U.S. Dollars	6,266,140	British Pounds	4,636,159	SS	1,289
01/24/18	U.S. Dollars	2,509,514	Norwegian Kroner	20,580,476	SS	1,063
01/24/18	U.S. Dollars	437,032	Australian Dollars	559,279	SS	645
01/24/18	Norwegian Kroner	12,688,539	U.S. Dollars	1,546,054	GSC	489

Subtotal Appreciation						$4,793,775

01/24/18	Norwegian Kroner	4,096,254	U.S. Dollars	499,281	SS	$(9)
01/24/18	Australian Dollars	2,415,313	U.S. Dollars	1,884,640	GSC	(53)
01/24/18	Australian Dollars	162,021	U.S. Dollars	126,663	GSC	(244)
01/24/18	U.S. Dollars	800,043	Japanese Yen	90,084,792	SS	(437)
01/24/18	U.S. Dollars	678,296	Swiss Francs	660,324	SS	(551)
01/24/18	Norwegian Kroner	3,437,014	U.S. Dollars	419,648	SS	(727)
01/24/18	Canadian Dollars	750,577	U.S. Dollars	598,324	SS	(982)
01/24/18	U.S. Dollars	681,007	Japanese Yen	76,764,476	GSC	(1,110)
01/24/18	U.S. Dollars	468,243	Swiss Francs	456,551	SS	(1,115)
01/24/18	U.S. Dollars	435,243	Japanese Yen	49,108,470	JPM	(1,127)
01/24/18	U.S. Dollars	1,081,999	Swiss Francs	1,054,311	SS	(1,887)
01/24/18	Swiss Francs	518,123	U.S. Dollars	534,632	GSC	(1,975)
01/24/18	Canadian Dollars	721,016	U.S. Dollars	576,149	SS	(2,333)
01/24/18	U.S. Dollars	597,790	British Pounds	444,135	GSC	(2,370)
01/24/18	Canadian Dollars	434,435	U.S. Dollars	348,311	SS	(2,569)
01/24/18	Canadian Dollars	6,040,736	U.S. Dollars	4,810,158	SS	(2,676)
01/24/18	Norwegian Kroner	3,236,974	U.S. Dollars	397,302	GSC	(2,764)
01/24/18	Swedish Kronor	6,444,264	U.S. Dollars	789,806	SS	(2,995)
01/24/18	Swedish Kronor	25,435,131	U.S. Dollars	3,108,760	SS	(3,264)
01/24/18	New Zealand Dollars	384,076	U.S. Dollars	275,678	SS	(3,573)
01/24/18	U.S. Dollars	2,046,532	Japanese Yen	230,739,971	GSC	(3,787)
01/24/18	U.S. Dollars	568,253	Swiss Francs	556,903	GSC	(4,273)
01/24/18	U.S. Dollars	1,109,826	Japanese Yen	125,381,475	SS	(4,294)
01/24/18	U.S. Dollars	610,779	Japanese Yen	69,237,873	SS	(4,458)

314	See Notes to Financial Statements.

Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
01/24/18	Japanese Yen	237,251,319	U.S. Dollars	2,112,675	SS	$(4,497)
01/24/18	Japanese Yen	125,722,519	U.S. Dollars	1,121,701	SS	(4,551)
01/24/18	Swedish Kronor	45,722,475	U.S. Dollars	5,587,120	SS	(4,645)
01/24/18	U.S. Dollars	792,483	Swiss Francs	775,903	SS	(5,185)
01/24/18	Japanese Yen	79,968,188	U.S. Dollars	715,905	SS	(5,320)
01/24/18	Norwegian Kroner	3,931,848	U.S. Dollars	484,970	JPM	(5,737)
01/24/18	Japanese Yen	95,352,620	U.S. Dollars	853,065	SS	(5,777)
01/24/18	U.S. Dollars	663,564	Euro	557,454	SS	(6,314)
01/24/18	U.S. Dollars	496,886	Canadian Dollars	632,679	SS	(6,628)
01/24/18	U.S. Dollars	480,647	Canadian Dollars	613,218	GSC	(7,378)
01/24/18	Japanese Yen	77,843,509	U.S. Dollars	699,118	SS	(7,413)
01/24/18	U.S. Dollars	427,457	Euro	362,106	SS	(7,676)
01/24/18	U.S. Dollars	629,491	Swedish Kronor	5,221,356	GSC	(8,009)
01/24/18	U.S. Dollars	1,689,231	Japanese Yen	191,077,320	GSC	(8,652)
01/24/18	Norwegian Kroner	7,459,839	U.S. Dollars	918,071	GSC	(8,828)
01/24/18	Swedish Kronor	7,598,055	U.S. Dollars	936,540	SS	(8,857)
01/24/18	U.S. Dollars	987,852	Euro	829,466	SS	(8,896)
01/24/18	U.S. Dollars	4,020,551	Swiss Francs	3,919,515	SS	(8,915)
01/24/18	Japanese Yen	81,169,032	U.S. Dollars	730,182	GSC	(8,927)
01/24/18	Norwegian Kroner	15,297,103	U.S. Dollars	1,873,930	JPM	(9,442)
01/24/18	U.S. Dollars	636,774	Euro	537,873	SS	(9,574)
01/24/18	U.S. Dollars	2,519,829	Swiss Francs	2,460,663	GSC	(9,862)
01/24/18	U.S. Dollars	344,222	British Pounds	262,106	GSC	(9,962)
01/24/18	U.S. Dollars	810,582	Canadian Dollars	1,031,409	SS	(10,258)
01/24/18	U.S. Dollars	697,873	Swiss Francs	689,167	SS	(10,627)
01/24/18	U.S. Dollars	679,962	Australian Dollars	885,194	JPM	(10,725)
01/24/18	U.S. Dollars	622,042	Australian Dollars	811,153	GSC	(10,873)
01/24/18	U.S. Dollars	2,199,254	Euro	1,839,541	GSC	(11,275)
01/24/18	U.S. Dollars	678,260	Euro	573,883	SS	(11,361)
01/24/18	Norwegian Kroner	37,044,261	U.S. Dollars	4,526,508	SS	(11,368)
01/24/18	U.S. Dollars	398,329	Australian Dollars	525,504	SS	(11,704)
01/24/18	U.S. Dollars	874,626	Australian Dollars	1,136,291	SS	(11,983)
01/24/18	U.S. Dollars	551,122	Swedish Kronor	4,615,680	SS	(12,428)
01/24/18	U.S. Dollars	581,909	British Pounds	439,910	GSC	(12,543)
01/24/18	U.S. Dollars	1,754,873	Japanese Yen	198,909,020	GSC	(12,602)
01/24/18	U.S. Dollars	395,575	New Zealand Dollars	576,313	GSC	(12,724)
01/24/18	Norwegian Kroner	3,035,935	U.S. Dollars	382,780	SS	(12,745)
01/24/18	U.S. Dollars	681,519	Norwegian Kroner	5,696,752	SS	(12,829)
01/24/18	Japanese Yen	125,550,891	U.S. Dollars	1,128,486	SS	(12,861)
01/24/18	Norwegian Kroner	18,977,973	U.S. Dollars	2,326,947	GSC	(13,816)
01/24/18	U.S. Dollars	1,397,667	Japanese Yen	158,849,026	SS	(13,841)
01/24/18	U.S. Dollars	2,806,277	Japanese Yen	317,416,830	GSC	(14,239)
01/24/18	Canadian Dollars	4,155,675	U.S. Dollars	3,321,776	SS	(14,508)
01/24/18	Japanese Yen	1,290,323,446	U.S. Dollars	11,480,665	SS	(15,054)
01/24/18	U.S. Dollars	1,990,243	Japanese Yen	225,761,799	GSC	(15,841)
01/24/18	U.S. Dollars	913,354	Swiss Francs	903,901	JPM	(15,903)
01/24/18	U.S. Dollars	4,581,366	Swiss Francs	4,471,968	GSC	(16,050)
01/24/18	U.S. Dollars	1,150,841	Swiss Francs	1,135,199	GSC	(16,203)
01/24/18	Norwegian Kroner	14,518,359	U.S. Dollars	1,785,853	SS	(16,283)
01/24/18	U.S. Dollars	1,352,286	Norwegian Kroner	11,229,558	SS	(16,429)
01/24/18	New Zealand Dollars	5,689,444	U.S. Dollars	4,047,635	GSC	(16,846)
01/24/18	U.S. Dollars	2,075,061	Canadian Dollars	2,628,625	SS	(16,914)
01/24/18	U.S. Dollars	4,079,273	British Pounds	3,031,305	GSC	(16,936)
01/24/18	U.S. Dollars	652,337	Euro	557,234	GSC	(17,277)

See Notes to Financial Statements.	315

STRATEGIC ALTERNATIVES FUND

SCHEDULE OF INVESTMENTS (Continued)

Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
01/24/18	U.S. Dollars	1,868,918	Canadian Dollars	2,370,125	GSC	$(17,331)
01/24/18	U.S. Dollars	501,419	New Zealand Dollars	733,337	GSC	(18,127)
01/24/18	U.S. Dollars	1,114,953	Canadian Dollars	1,424,037	GSC	(18,358)
01/24/18	U.S. Dollars	503,079	Australian Dollars	668,495	SS	(18,525)
01/24/18	U.S. Dollars	1,458,812	Swiss Francs	1,437,370	GSC	(18,880)
01/24/18	U.S. Dollars	1,360,415	Canadian Dollars	1,733,189	SS	(18,933)
01/24/18	Norwegian Kroner	31,514,960	U.S. Dollars	3,860,665	GSC	(19,464)
01/24/18	U.S. Dollars	1,101,061	Euro	932,573	SS	(19,588)
01/24/18	U.S. Dollars	993,676	Canadian Dollars	1,273,602	GSC	(19,912)
01/24/18	Norwegian Kroner	19,438,438	U.S. Dollars	2,389,651	GSC	(20,397)
01/24/18	U.S. Dollars	1,674,713	Canadian Dollars	2,130,245	SS	(20,629)
01/24/18	U.S. Dollars	4,933,500	Norwegian Kroner	40,647,991	SS	(20,881)
01/24/18	Norwegian Kroner	18,075,347	U.S. Dollars	2,224,092	GSC	(20,978)
01/24/18	Japanese Yen	259,109,221	U.S. Dollars	2,323,652	GSC	(21,248)
01/24/18	U.S. Dollars	2,839,157	Swiss Francs	2,782,476	GSC	(21,374)
01/24/18	U.S. Dollars	1,133,959	Swiss Francs	1,125,624	JPM	(23,242)
01/24/18	U.S. Dollars	1,148,253	Canadian Dollars	1,472,565	SS	(23,679)
01/24/18	U.S. Dollars	2,291,605	British Pounds	1,714,381	GSC	(25,042)
01/24/18	U.S. Dollars	2,415,869	Euro	2,031,836	GSC	(25,735)
01/24/18	U.S. Dollars	1,966,548	Canadian Dollars	2,504,073	GSC	(26,303)
01/24/18	Japanese Yen	220,148,362	U.S. Dollars	1,982,804	GSC	(26,600)
01/24/18	U.S. Dollars	1,101,693	Australian Dollars	1,448,772	GSC	(28,735)
01/24/18	U.S. Dollars	3,309,506	Japanese Yen	375,767,963	SS	(29,509)
01/24/18	U.S. Dollars	1,607,361	Euro	1,362,274	SS	(29,649)
01/24/18	U.S. Dollars	1,990,292	Canadian Dollars	2,539,294	SS	(30,590)
01/24/18	U.S. Dollars	1,903,814	Swedish Kronor	15,846,893	GSC	(31,009)
01/24/18	U.S. Dollars	3,359,420	Euro	2,821,425	GSC	(31,013)
01/24/18	Swedish Kronor	19,523,560	U.S. Dollars	2,415,311	SS	(31,586)
01/24/18	U.S. Dollars	1,515,151	Australian Dollars	1,982,767	SS	(31,935)
01/24/18	Japanese Yen	311,909,113	U.S. Dollars	2,804,257	GSC	(32,682)
01/24/18	U.S. Dollars	1,653,693	Swedish Kronor	13,814,426	SS	(32,976)
01/24/18	U.S. Dollars	1,545,034	British Pounds	1,167,973	GSC	(33,250)
01/24/18	Mexican Pesos	29,346,247	U.S. Dollars	1,518,800	GSC	(33,604)
01/24/18	U.S. Dollars	2,017,162	Swedish Kronor	16,826,515	GSC	(37,268)
01/24/18	U.S. Dollars	2,170,031	Australian Dollars	2,829,680	GSC	(37,873)
01/24/18	U.S. Dollars	2,007,316	Australian Dollars	2,623,939	GSC	(40,055)
01/24/18	Japanese Yen	314,104,429	U.S. Dollars	2,831,798	SS	(40,715)
01/24/18	U.S. Dollars	2,137,585	Australian Dollars	2,793,436	GSC	(42,039)
01/24/18	U.S. Dollars	2,666,660	Euro	2,254,303	SS	(42,277)
01/24/18	Canadian Dollars	8,748,279	U.S. Dollars	7,004,984	SS	(42,720)
01/24/18	U.S. Dollars	1,912,337	Swiss Francs	1,902,305	JPM	(43,332)
01/24/18	U.S. Dollars	3,202,105	Australian Dollars	4,160,858	GSC	(44,471)
01/24/18	U.S. Dollars	3,415,898	Norwegian Kroner	28,393,011	SS	(44,784)
01/24/18	U.S. Dollars	1,869,832	Swiss Francs	1,862,558	SS	(44,975)
01/24/18	U.S. Dollars	5,897,429	Swedish Kronor	48,681,505	SS	(46,328)
01/24/18	U.S. Dollars	2,432,368	Australian Dollars	3,177,697	GSC	(47,081)
01/24/18	U.S. Dollars	4,165,190	Canadian Dollars	5,293,290	SS	(47,442)
01/24/18	U.S. Dollars	1,787,982	Euro	1,527,393	SS	(47,447)
01/24/18	U.S. Dollars	1,596,887	New Zealand Dollars	2,322,813	SS	(48,751)
01/24/18	Norwegian Kroner	12,846,975	U.S. Dollars	1,615,468	GSC	(49,615)
01/24/18	U.S. Dollars	2,139,349	New Zealand Dollars	3,091,187	GSC	(50,658)
01/24/18	U.S. Dollars	2,557,510	New Zealand Dollars	3,682,090	GSC	(51,133)
01/24/18	U.S. Dollars	2,919,686	New Zealand Dollars	4,195,132	GSC	(52,431)
01/24/18	U.S. Dollars	2,512,805	Australian Dollars	3,288,749	JPM	(53,294)

316	See Notes to Financial Statements.

Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
01/24/18	U.S. Dollars	1,909,748	Euro	1,634,830	GSC	$(54,785)
01/24/18	U.S. Dollars	2,002,120	New Zealand Dollars	2,903,475	SS	(54,899)
01/24/18	U.S. Dollars	2,063,685	Euro	1,764,382	GSC	(56,527)
01/24/18	U.S. Dollars	2,053,451	Euro	1,756,753	GSC	(57,594)
01/24/18	U.S. Dollars	954,362	South Korean Won	1,080,338,226	GSC	(57,619)
01/24/18	U.S. Dollars	4,055,070	Swiss Francs	4,001,928	GSC	(59,121)
01/24/18	U.S. Dollars	2,267,614	British Pounds	1,723,205	GSC	(60,957)
01/24/18	U.S. Dollars	5,258,184	New Zealand Dollars	7,510,543	GSC	(62,796)
01/24/18	U.S. Dollars	1,949,202	British Pounds	1,489,980	GSC	(64,211)
01/24/18	U.S. Dollars	2,542,878	Euro	2,170,895	GSC	(65,830)
01/24/18	U.S. Dollars	2,582,889	Swedish Kronor	21,726,490	SS	(69,801)
01/24/18	U.S. Dollars	1,215,944	South Korean Won	1,372,800,664	SS	(69,994)
01/24/18	U.S. Dollars	5,290,246	Euro	4,461,876	GSC	(71,475)
01/24/18	U.S. Dollars	2,229,737	Australian Dollars	2,951,144	SS	(72,941)
01/24/18	New Zealand Dollars	7,715,195	U.S. Dollars	5,539,201	GSC	(73,232)
01/24/18	U.S. Dollars	2,741,375	Euro	2,345,341	SS	(76,960)
01/24/18	U.S. Dollars	4,623,747	Euro	3,911,909	GSC	(77,092)
01/24/18	U.S. Dollars	2,575,929	Euro	2,208,667	JPM	(78,169)
01/24/18	U.S. Dollars	3,195,111	Swedish Kronor	26,823,986	GSC	(79,957)
01/24/18	U.S. Dollars	3,849,774	British Pounds	2,915,625	GSC	(90,116)
01/24/18	Norwegian Kroner	18,528,351	U.S. Dollars	2,349,475	SS	(91,147)
01/24/18	U.S. Dollars	3,350,149	British Pounds	2,550,396	SS	(96,206)
01/24/18	U.S. Dollars	4,585,014	Australian Dollars	6,011,754	GSC	(105,753)
01/24/18	U.S. Dollars	4,841,207	New Zealand Dollars	7,015,642	GSC	(129,151)
01/24/18	Norwegian Kroner	34,752,596	U.S. Dollars	4,365,465	GSC	(129,645)
01/24/18	U.S. Dollars	4,119,284	Euro	3,544,626	SS	(140,201)
01/24/18	U.S. Dollars	10,953,498	Euro	9,236,872	SS	(146,211)
01/24/18	U.S. Dollars	3,853,230	New Zealand Dollars	5,646,122	SS	(146,867)
01/24/18	Norwegian Kroner	29,526,283	U.S. Dollars	3,749,512	SS	(150,701)
01/24/18	U.S. Dollars	5,355,985	New Zealand Dollars	7,776,837	SS	(153,655)

Subtotal Depreciation						$(5,065,730)

Total Forward Foreign Currency Contracts outstanding at December 31, 2017						$(271,955)

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2017, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Agency Obligations	$19,653,204	$—	$19,653,204	$—
Common Stocks	74,252,758	74,252,758	—	—
Corporate Bonds	96,012,571	—	96,012,571	—
Foreign Bonds:
Canada	2,017,052	—	2,017,052	—
Ireland	522,500	—	522,500	—
Foreign Common Stocks:
Canada	904,573	904,573	—	—
France	624,230	624,230	—	—

See Notes to Financial Statements.	317

STRATEGIC ALTERNATIVES FUND

SCHEDULE OF INVESTMENTS (Continued)

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Jersey	$11,961	$11,961	$—	$—
Netherlands	3,300,650	3,300,650	—	—
Switzerland	160,543	160,543	—	—
United Kingdom	2,073,862	2,073,862	—	—
Loan Agreements	5,857,370	—	5,857,370	—
Money Market Funds	45,396,143	45,396,143	—	—
Mutual Funds	5,192,596	5,192,596	—	—
Purchased Options:
Put Options	172,905	172,905	—	—
U.S. Treasury Obligations	106,145,974	—	106,145,974	—

Total Assets - Investments in Securities	$362,298,892	$132,090,221	$230,208,671	$—

Other Financial Instruments***
Forward Foreign Currency Contracts	$4,793,775	$—	$4,793,775	$—

Total Assets - Other Financial Instruments	$4,793,775	$—	$4,793,775	$—

Liabilities:
Investments in Securities:
Common Stocks Sold Short	$(27,797,693)	$(27,797,693)	$—	$—
Foreign Common Stocks Sold Short:
China	(2,392,984)	(2,392,984)	—	—
Ireland	(415,399)	(415,399)	—	—
Jersey	(544,863)	(544,863)	—	—
Singapore	(814,630)	(814,630)	—	—
Mutual Funds Sold Short	(7,712,907)	(7,712,907)	—	—
Written Options:
Call Options	(416,168)	(416,168)	—	—
Put Options	(178,502)	(178,502)	—	—

Total Liabilities - Investments in Securities	$(40,273,146)	$(40,273,146)	$—	$—

Other Financial Instruments***
Forward Foreign Currency Contracts	$(5,065,730)	$—	$(5,065,730)	$—

Total Liabilities - Other Financial Instruments	$(5,065,730)	$—	$(5,065,730)	$—

***Other financial instruments are derivative instruments, such as forwards contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding “Forward Foreign Currency Contracts outstanding” disclosure.

There were no transfers between Level 1, Level 2 and Level 3 during the year ended December 31, 2017.

318	See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES	December 31, 2017

Strategic Alternatives Fund
Assets
Investments in securities of unaffiliated issuers, at value	$335,864,056
Investments in securities of affiliated issuers, at value	26,434,836

Total investments, at value(1)	362,298,892
Cash	38,649,855
Cash collateral for derivatives	1,249,651
Foreign currency(2)	2,233
Receivables:
Dividends and reclaims	65,989
Interest	1,558,184
Investment securities sold	3,785,919
Fund shares sold	95,059
Unrealized appreciation on foreign currency exchange contracts	4,793,775
Prepaid expenses and other assets	4,596

Total Assets	412,504,153

Liabilities
Securities sold short, at value(3)	39,678,476
Options written, at value(4)	594,670
Unrealized depreciation on foreign currency exchange contracts	5,065,730
Collateral held for derivatives	270,000
Payables:
Investment securities purchased	5,231,711
Dividends on short sales	16,009
Fund shares redeemed	3,380
Accrued expenses:
Investment advisory fees	255,741
Professional fees	33,104
Shareholder servicing fees	11,832
Other expenses	152,796

Total Liabilities	51,313,449

Net Assets	$361,190,704

Net Assets Consist of:
Paid-in-capital	$360,583,615
Accumulated net investment income	185,730
Undistributed net realized gain on investments and derivative transactions	(26,950)
Net unrealized appreciation (depreciation) on investments, foreign currency and derivative transactions	448,309

Net Assets	$361,190,704

Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to the Institutional Class	$302,591,560

Institutional shares outstanding	30,034,176

Net asset value, offering and redemption price per Institutional share	$10.07

Net assets applicable to the Investor Class	$58,599,144

Investor shares outstanding	5,816,538

Net asset value, offering and redemption price per Investor share	$10.07

(1) Investments in securities of unaffiliated issuers, at cost	$334,161,956
Investments in securities of affiliated issuers, at cost	26,434,836

Total investments, at cost	$360,596,792

(2) Foreign currency, at cost	$2,234

(3) Proceeds from securities sold short	$38,706,370

(4) Premiums received on options written	$584,941

See Notes to Financial Statements.	319

STATEMENTS OF OPERATIONS	For the Year Ended December 31, 2017

Strategic Alternatives Fund(1)
Investment Income
Dividends	$297,112
Income distributions received from affiliated funds	54,723
Interest	1,994,909
Less foreign taxes withheld	(447)

Total Investment Income	2,346,297

Expenses
Investment advisory fees	1,039,113
Transfer agent fees:
Institutional shares	8,237
Investor shares	7,811
Custodian fees	45,626
Shareholder servicing fees:
Investor shares	50,526
Accounting and administration fees	23,895
Professional fees	150,878
Blue sky fees:
Institutional shares	22,772
Investor shares	18,243
Trustees expenses	1,438
Line of credit facility fees and interest expense	1,245
Other expenses	105,480

Total Expenses	1,475,264
Dividends on securities sold short	143,210
Expenses waived/reimbursed net of amount recaptured(2)	(19,136)

Net Expenses	1,599,338

Net Investment Income	746,959

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investment securities	129,097
Swap agreements	43,284
Option contracts written	1,127,352
Option contracts purchased	(615,654)
Forward foreign currency contracts	961,980
Foreign currency	51,169

Net realized gain	1,697,228

Net change in unrealized appreciation (depreciation) on:
Investment securities	782,469
Option contracts written	(9,729)
Option contracts purchased	(52,475)
Forward foreign currency contracts	(271,955)
Foreign currency	(1)

Net change in unrealized appreciation (depreciation)	448,309

Net Realized and Unrealized Gain	2,145,537

Net Increase in Net Assets Resulting from Operations	$2,892,496

(1) Inception date was June 30, 2017.

(2) See Note 3a and 3c in Notes to Financial Statements.

320	See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

Strategic Alternatives Fund(1)
Since Inception

12/31/17
Operations:
Net investment income	$746,959
Net realized gain on investment securities, foreign currency and derivatives	1,697,228
Net change in unrealized appreciation (depreciation) on investment securities, foreign currency and derivatives	448,309

Net increase in net assets resulting from operations	2,892,496

Dividends and Distributions to Shareholders:
Dividends from net investment income
Institutional shares	(1,536,102)
Investor shares	(261,510)
Distributions from net realized capital gains
Institutional shares	(448,116)
Investor shares	(91,616)

Total dividends and distributions	(2,337,344)

Capital Share Transactions:
Proceeds from shares sold
Institutional shares	307,033,823
Investor shares	62,729,965
Reinvestment of dividends and distributions
Institutional shares	1,984,218
Investor shares	353,065
Total proceeds from shares sold and reinvested	372,101,071

Value of shares redeemed
Institutional shares	(6,895,207)
Investor shares	(4,570,312)

Total value of shares redeemed	(11,465,519)

Net increase from capital share transactions(2)	360,635,552

Total increase in net assets	361,190,704

Net Assets:
Beginning of Period	—

End of Period*	$361,190,704

*Including undistributed net investment income	$185,730

(1)	Inception date was June 30, 2017.
(2)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.	321

FINANCIAL HIGHLIGHTS

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated									Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income		Realized and Unrealized Gain on Investments	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net(1)		Expenses, Gross(2)		Investment Income, Net(1)	Portfolio Turnover Rate
Strategic Alternatives Fund

Institutional Class
2017(3)	$10.00	$0.04	#	$0.10	$(0.05)	$(0.02)	$10.07	1.40%	$302,592	1.26	%(4)	1.28	%(4)	0.69%	88%

Investor Class
2017(3)	$10.00	$0.01	#	$0.12	$(0.04)	$(0.02)	$10.07	1.31%	$58,599	1.63	%(4)	1.65	%(4)	0.25%	88%

#	Calculated using the average shares outstanding method.
(1)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
(2)	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.
(3)	Inception date was June 30, 2017. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(4)	The ratio for the Strategic Alternatives Fund includes the effect of dividend expense on securities sold short which increased the ratio by 0.11% for the period ended December 31, 2017.

322	See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. DESCRIPTION OF THE FUNDS

GuideStone Funds (the “Trust”) was organized as a Delaware statutory trust on March 2, 2000. The Trust has established 25 series (each, a “Fund” and together, the “Funds”). Each Fund is a diversified, open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The MyDestination 2015, MyDestination 2025, MyDestination 2035, MyDestination 2045 and MyDestination 2055 Fund are each referred to as a “Target Date Fund” and together as the “Target Date Funds.”

The Conservative Allocation Fund, Balanced Allocation Fund, Growth Allocation Fund and Aggressive Allocation Fund are each referred to as an “Asset Allocation Fund” and together as the “Asset Allocation Funds.”

The remaining Funds are each referred to as a “Select Fund” and are together referred to as the “Select Funds.” The Money Market Fund is referred to as the “Money Market Fund.” The Low-Duration Bond Fund, Medium-Duration Bond Fund, Extended-Duration Bond Fund and Global Bond Fund are together referred to as the “Fixed Income Funds.”

The Defensive Market Strategies Fund, Equity Index Fund, Value Equity Fund, Growth Equity Fund, Small Cap Equity Fund, International Equity Index Fund, International Equity Fund and Emerging Markets Equity Fund are together referred to as the “Equity Funds.”

The Inflation Protected Bond Fund and the Global Real Estate Securities Fund (formerly known as “Real Estate Securities Fund”) are together referred to as the “Real Assets Funds.”

The Strategic Alternatives Fund was launched on June 30, 2017 and is referred to as the “Alternatives Fund.”

There are two classes of shares issued by the Funds — the Institutional Class and the Investor Class (each, a “Class” and together the “Classes”). The International Equity Index Fund issued the Institutional Class only. The Institutional Class was issued for each of the Target Date Funds on May 1, 2017. All Classes of shares have identical voting, dividend and liquidation rights. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each Class of shares based upon its relative net assets.

Each Fund is a separate mutual fund with its own investment objective, strategies and risks. The Select Funds invest directly in particular types of fixed-income obligations, stocks and other investments. The Target Date and Asset Allocation Funds primarily invest in a different mix of the Select Funds to meet a specified investment strategy. The Target Date and Asset Allocation Funds are commonly referred to as “Fund of Funds.”

Effective February 10, 2017 the assets of the MyDestination 2005 Fund (“2005 Fund”) were transferred to the Conservative Allocation Fund, in accordance with the Board approved reorganization (the “Reorganization”). Over time, the 2005 Fund changed its asset allocation following its predetermined glide path and its allocations were substantially similar to those of the Conservative Allocation Fund. The tax-free Reorganization occurred approximately 12 years after 2005. Legal expenses incurred as a result of the Reorganization were deemed to be nonroutine expenses due to the unusual nature and infrequency of occurrence.

The table below summarizes the asset transfers and conversion ratios related to the reorganization.

Acquired Fund	Shares Redeemed	Net Assets on 02/10/17	Unrealized Appreciation (Depreciation)	Accumulated Net Realized Gains	Share Conversion Ratio	Acquiring Fund	Shares Issued	Net Assets on 02/10/17
MyDestination 2005	10,442,917	$105,467,529	$(133,812)	$7,984	0.914801	Conservative Allocation Fund	9,553,188	$414,132,552

The table below summarizes the operations of the MyDestination 2005 Fund for the period from January 1, 2017 to February 10, 2017 and the combined MyDestination 2005 and Conservative Allocation Funds’ pro-forma results of operations for the period January 1, 2017 through February 10, 2017 assuming the acquisition had been completed by January 1, 2017.

MyDestination 2005 Fund For the Period 01/01/17 - 02/10/17				Conservative Allocation Fund For the Period 01/01/17 - 02/10/17
		Net Realized				Net Realized
		and				and
	Net	Unrealized	Net Increase		Net	Unrealized	Net Increase
	Investment	Gain on	from		Investment	Gain on	from
Acquired Fund	Income	Investments	Operations	Acquiring Fund	Income	Investments	Operations
MyDestination 2005	$(28,858)	$1,495,619	$1,466,761	Conservative Allocation Fund	$2,111,598	$13,791,554	$15,903,152
Because the combined MyDestination 2005 and Conservative Allocation Funds have been managed as a single Fund since the transfer was completed, it is not practicable to separate the amounts of revenue and earnings of the MyDestination 2005 Fund that have been included in the Conservative Allocation Fund’s Statements of Operations.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the accounting and the preparation of its financial statements. The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires the Funds’ management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Funds utilize various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be significant.

a. Valuation of Securities

Each Fund, except the Money Market Fund, values securities traded on national securities exchanges or included in national market systems at the last quoted sale price, or official close price, on the principal exchange on which they were traded, or, in the absence of any sale or official close price, at the closing bid price. The Valuation Committee is comprised of individuals from GuideStone Capital Management, LLC (“GSCM”) who previously have been identified to the Board of Trustees. Non-exchange traded securities for which an over-the-counter quotation is readily available are valued at the last quoted bid price.

Debt securities, excluding asset-backed and mortgage-backed securities, are valued at the mean of the last bid and ask prices available, which approximates fair value. Asset-backed and mortgage-backed securities are generally valued at the last bid price, if available.

Short-term securities maturing in more than 60 days from the valuation date are valued at the mean of the last bid and ask prices; those maturing in 60 days or less are generally valued at amortized cost which approximates current market value in accordance with Rule 2a-7 of the 1940 Act.

Forward foreign exchange contracts are valued based upon closing exchange rates from each respective foreign market.

Futures contracts are valued at the closing settlement price on the exchange on which they are primarily traded.

Options, rights and warrants for which the primary market is a national securities exchange are valued at the last sale price on the exchange on which they are traded, or, in the absence of any sale, at the closing bid price. Options, rights and warrants not traded on a national securities exchange are valued at the last quoted bid price.

Swap agreements are valued daily based upon the terms specific to each agreement with its counterparty. (Please see Note 2, “Derivative Financial Instruments” for additional information regarding the valuation of swap agreements).

To the extent available, valuations of portfolio securities are provided by independent pricing services approved by the Board of Trustees. Securities for which market quotations are not readily available are valued at fair value according to methods established in good faith by the Board of Trustees. Due to the potential excessive volatility at the time valuations are developed, pricing may materially vary from the actual amounts realized upon sale of the securities.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its Net Asset Value (“NAV”). The closing prices of such securities may no longer reflect their market value at the time the Fund calculates its NAV if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates its NAV. A Significant Event may relate to a single issuer or to an entire market sector. If a Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates its NAV, a Valuation Committee meeting may be called. The Trust uses Interactive Data Corporation (“IDC”) as a third party fair valuation vendor. IDC provides a fair value for foreign equity securities held by the Trust based on certain factors and methodologies applied by IDC in the event that there is movement in the U.S. market that exceeds a specific threshold established by the Valuation Committee in consultation with, and approved by, the Board of Trustees. Such methodologies generally involve tracking valuation correlations between the U.S. market and each non-U.S. security. As part of the valuation procedures, a “confidence interval” is used, when the threshold is exceeded, to determine the level of correlation between the value of a foreign equity security and movements in the U.S. market before a particular security will be fair valued. In the event that the threshold established by the valuation procedures is exceeded on a specific day, the Trust will typically value non-U.S. equity securities in its portfolio that exceed the applicable confidence interval based upon the fair values provided by IDC.

The Target Date and Asset Allocation Funds value their investments in the underlying Select Funds daily at the closing NAV of each respective Fund.

The Financial Accounting Standards Board’s (“FASB”) “Fair Value Measurements and Disclosures” defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes and requires disclosure of a fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Levels 1, 2, and 3). Categorizations of fair value measurements, and the criteria used to determine each categorization, are as follows:

Level 1	–	quoted prices in active markets for identical securities which include:

Equity securities, including restricted securities, for which market quotations are readily available, that are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded; and

Investments in open-end mutual funds, including the GuideStone Select Funds and the Northern Institutional Liquid Assets Portfolio, which are valued at their closing NAV each business day.

Master limited partnerships which are registered with the Securities and Exchange Commission, and are freely tradable on securities exchanges such as the New York Stock Exchange and the NASDAQ Stock Market.

Derivative financial instruments such as financial futures contracts and written and purchased put and call options for which market quotations are readily available, that are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded.

Level 2	–	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) which include:

Equity securities for which there were no sales or closing prices for that day, that are valued at the last quoted bid price or that may be valued using the last available price;

Foreign equity securities for which a Significant Event has occurred and a fair value price is provided by IDC;

Debt securities, including restricted securities that are valued based on evaluated quotations received from independent pricing. For corporate bonds, pricing services that utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices; and

Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available and are valued at amortized cost which approximates fair value.

Derivative financial instruments such as forward foreign exchange contracts and swap agreements that are valued based on pricing models using inputs observed on actively quoted markets or observable correlated market inputs.

Securities for which there is a short or temporary lapse in the provision of a price by the regular pricing source which is an Approved Pricing Service.

Level 3	–	prices determined using significant unobservable inputs (including the valuation committee’s own assumptions in determining the fair value of investments) which include:

Restricted equity securities, private placements and derivative financial instruments where observable inputs are limited, assumptions about market activity and risk are used; and

Debt securities, including restricted securities, and derivative financial instruments that are valued based on evaluated quotations received from dealers who make markets in such securities.

Valuation levels are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. Transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the end of the reporting period.

The Funds’ policy is to disclose transfers between levels based on valuations at the end of the reporting period. The Select Funds (with the exception of the Money Market Fund) may hold securities which are periodically fair valued in accordance with the Funds’ fair value procedures which may result in transfers into or out of an assigned level within the disclosure hierarchy. Such transfers between levels due to the periodic use of fair value procedures are not included in the disclosure of transfers between levels included with the Valuation Hierarchy of each respective Fund.

In accordance with FASB “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”),” management has not presented quantitative disclosures for the securities which are advisor priced or broker quoted as there have been no adjustments to prices received from third parties as of December 31, 2017.

A valuation hierarchy including information regarding transfers between levels and Level 3 securities, where applicable, is shown at the end of each Fund’s Schedule of Investments.

b. Fixed Income Securities

The Fixed Income Funds and the Defensive Market Strategies Fund may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and/or other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because little to no principal will be received at the maturity of an IO, adjustments are made to the book value of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.

“TBA” (to be announced) commitments are commitments to purchase or sell mortgage-backed securities for a fixed price at a future date, typically not exceeding 45 days. TBAs may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. This risk is in addition to the risk of decline in each Fund’s other assets. Unsettled TBAs are valued at the current market value of the underlying securities, according to the procedures described in the section entitled “Valuation of Securities”.

The Fixed Income Funds may enter into dollar roll transactions, pursuant to which they sell a mortgage-backed TBA or security and simultaneously purchase a similar, but not identical, TBA with the same issuer, rate and terms. The Funds may execute a “roll” to obtain better underlying mortgage securities or to increase yield. The Funds account for dollar roll transactions as purchases and sales, which has the effect of increasing their portfolio turnover rates. Risks associated with dollar rolls are that actual mortgages received by the Funds may be less favorable than those anticipated or that counterparties may fail to perform under the terms of the contracts. At December 31, 2017, there were no mortgage-backed TBA dollar roll transactions.

U.S. government securities are obligations of and, in certain cases, guaranteed by, the U.S. government, its agencies or instrumentalities. The U.S. government does not guarantee the NAV of the Funds’ shares. Some U.S. government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation, the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

c. Foreign Currency Translations

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in the exchange rate.

d. Loan Participations

The Fixed Income Funds and the Defensive Market Strategies Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate borrowers. Investments in loans may be in the form of participations in loans. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The holder may invest in multiple series of a loan, which may have varying terms and carry different associated risks. The holder generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, these instruments may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When investing in a loan participation, the holder has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower.

The Fixed Income Funds, Defensive Market Strategies Fund, and the Strategic Alternatives Fund may invest in floating rate loans, some of which may be unfunded corporate loan commitments (“commitments”). Commitments may obligate the holder to furnish temporary financing to a borrower until permanent financing can be arranged. The holder may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the holder may receive a prepayment penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense on the Statements of Operations.

e. REITs

The Global Real Estate Securities Fund invests substantial assets in real estate investment trusts (“REITs”) that involve risks not associated with investing in stocks. Risks include declines in the value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers. The value of assets in the real estate industry may go through cycles of relative underperformance and outperformance in comparison to equity securities markets in general.

Dividend income is recorded using management’s estimate of the income included in distributions received from REIT investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after its fiscal year-end and may differ from the estimated amount. Estimates of income are adjusted in the Funds to the actual amounts when the amounts are determined.

f. Repurchase Agreements

Each Fund may agree to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. It is the Fund’s policy that repurchase agreements are fully collateralized by U.S. Treasury and Government Agency securities. All collateral is held by the Fund’s custodian bank or a bank with which the custodian bank has entered into a subcustodian agreement, or is segregated in the Federal Reserve Book Entry System. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

Repurchase transactions are entered into by the Funds under Master Repurchase Agreements (“MRA”) which permit the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund.

At December 31, 2017, the open repurchase agreements by counterparty which are subject to an MRA on a net payment basis are as follows:

Fund/Counterparty	Repurchase Agreements	Fair Value of Non-cash Collateral Received(1)	Cash Collateral Received	Net Amount(2)
Money Market
Bank of Montreal	$40,000,000	$(40,000,000)	$—	$—
Bank of Nova Scotia	40,000,000	(40,000,000)	—	—
BNP Paribas SA	51,000,000	(51,000,000)	—	—
Citigroup Global Markets, Inc.	10,000,000	(10,000,000)	—	—
Goldman Sachs & Co.	81,500,000	(81,500,000)	—	—
HSBC Securities USA, Inc.	69,000,000	(69,000,000)	—	—
Mitsubishi UFJ Securities USA, Inc.	27,000,000	(27,000,000)	—	—
Mizuho Securities USA, Inc.	10,000,000	(10,000,000)	—	—
Natixis S.A.	25,000,000	(25,000,000)	—	—
RBC Capital Markets LLC	25,000,000	(25,000,000)	—	—
TD Securities USA LLC	60,000,000	(60,000,000)	—	—

Total Repurchase Agreements	$438,500,000	$(438,500,000)	$—	$—

Medium-Duration Bond
Merrill Lynch Pierce Fenner & Smith	$176,100,000	$(176,100,000)	$—	$—

(1)	The value of the related collateral received exceeded the value of the repurchase agreements as of December 31, 2017.
(2)	Net amount represents the net amount of receivable due from (payable to) the counterparty in the event of a default.

Additional information about master netting arrangements can be found in the Derivative Financial Instruments and Securities Lending sections of the Notes to Financial Statements.

g. Short Sales

A short sale is a transaction in which a Fund sells a security it does not own. The Fund’s obligation to replace the security borrowed and sold short will be collateralized by cash equivalents maintained in a segregated account with the broker. Cash deposited with the broker is recorded as an asset on the Statement of Assets and Liabilities. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will realize a loss; and if the price declines during the period, the Fund will realize a gain. Any realized gain will be decreased, and any realized loss increased, by the amount of transaction costs.

The Fixed Income Funds may sell short U.S. Treasury securities and derivatives such as, but not limited to, swaps, futures contracts and currency forwards to manage risk (e.g., duration, currency, credit, etc.). The Fixed Income Funds may occasionally enter into a short sale to initiate a dollar roll transaction. The Low-Duration Bond Fund was involved in dollar roll transactions with U.S. Treasury securities throughout the year. The Fixed Income Funds did not have any dollar roll transactions at December 31, 2017. The Strategic Alternatives Fund may establish short positions in stocks of companies with a market value of up to 40% of the Fund’s assets. The Defensive Market Strategies Fund may establish short positions in stocks of companies with a market value of up to 30% of the Fund’s assets. The International Equity Fund may establish short positions in stocks of foreign companies with a market value of up to 10% of the Fund’s assets.

At December 31, 2017, the value of securities sold short in the Low-Duration Bond Fund, Strategic Alternatives Fund and International Equity Fund amounted to $5,407,911, $39,678,476 and $75,217,872, respectively.

h. Synthetic Convertible Instruments

The Defensive Market Strategies Fund invests in synthetic convertible instruments. Synthetic convertible instruments combine fixed-income securities (which may be convertible or non-convertible) with the right to acquire equity securities. In establishing a synthetic instrument, a basket of fixed-income securities are pooled with a basket of options or warrants that produce the characteristics similar to a convertible security. The risks of investing in synthetic convertible instruments include unfavorable price movements in the underlying security and the credit risk of the issuing financial institution. There may be no guarantee of a return of principal with synthetic convertible instruments and the appreciation potential may be limited. Synthetic convertible instruments may be more volatile and less liquid than other investments held by the Fund.

i. Derivative Financial Instruments

The Funds may engage in various portfolio strategies to seek to increase their return by hedging their portfolios against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract if the counterparty does not perform under the contract. The Funds, in their normal course of business, may enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ exposure may include future claims that may be made against the Funds that have not yet occurred.

Financial Futures Contracts — The Funds (except the Money Market Fund) may purchase or sell financial futures contracts and the options on such futures contracts for the purpose of hedging risk on existing securities, demonstrating purchase of securities or gaining market exposure on cash balances. Financial futures contracts are contracts for the delivery of securities at a specified future date at an agreed upon price or yield. Upon entering into a contract, the Funds deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected.

Pursuant to the contract, the Funds agree to pay to or receive from the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such payments or receipts are known as variation margin and are recorded by the Funds as unrealized gains or losses until the contract is closed or settled.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

Foreign Currency Options and Futures — The Fixed Income Funds, Strategic Alternatives Fund and Defensive Market Strategies Fund may also enter into futures contracts on foreign currencies and related options on transactions as a short or long hedge against possible variations in foreign exchange rates.

Forward Foreign Exchange Contracts — Certain Funds may enter into forward foreign currency exchange contracts to hedge against adverse exchange rate fluctuation to the U.S. dollar or between different foreign currencies in connection with either specific security transactions or portfolio positions. Each contract is valued daily and the change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the opening value and the closing value of the contract. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. The Funds could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Options — Certain Funds are authorized to write and purchase put and call options. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. The Funds also may write over-the-counter options where completing the obligation depends upon the credit standing of the other party and that party’s ability to perform. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

Options purchased are recorded as an asset, and written options are recorded as liabilities to the extent of premiums paid or received. Each Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of the premium received or paid.

When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities.

Certain Funds may write swaption contracts to manage exposure to fluctuations in interest rates and to enhance portfolio yield. Swaption contracts written by the Funds represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract on a future date. If a written call swaption is exercised, the writer will enter a swap and is obligated to pay the fixed-rate and receive a floating rate in exchange. If a written put swaption is exercised, the writer will enter a swap and is obligated to pay the floating rate and receive a fixed rate in exchange. Swaptions are marked-to-market daily based upon quotations from market makers. When a Fund writes a swaption, the premium received is recorded as a liability and is subsequently adjusted to the current market value of the swaption.

Entering into a swaption contract involves, to varying degrees, the elements of credit, market and interest rate risk in excess of the associated option and swap contract amounts reported in the Statement of Assets and Liabilities. The Funds bear the market risk arising from any change in index values or interest rates.

Swap Agreements — Each Select Fund, except the Money Market Fund, may enter into swap agreements. The

Equity Funds and Strategic Alternatives Fund may enter into equity swap contracts, and the Fixed Income Funds may enter into interest rate and credit default swaps. The Fixed Income Funds, International Equity Fund and Emerging Markets Equity Fund may enter into cross- currency swaps, and each Select Fund may enter into total return swaps.

Swap agreements are privately negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. A swap may be entered into in order to, among other things, change the maturity of a Fund’s portfolio, to protect a Fund’s value from changes in interest rates, to expose a Fund to a different security or market, or to help a Fund achieve a strategy relative to an index or other benchmark. By entering into a swap agreement, a Fund is exposed to the risk of unanticipated movements in interest rates or in the value of an underlying security or index (or the risk that the counterparty will not fulfill its obligation under the agreement). Credit default swaps involve the payment of amounts based on a specified rate multiplied by a notional amount as well as upon an event of default. In connection with these agreements, securities are set aside as collateral by the Fund’s custodian.

Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available; and the change in value, if any, is recorded as an unrealized gain or loss on the Statements of Assets and Liabilities. In the event that market quotations are not readily available or deemed reliable, certain swap agreements may be valued pursuant to guidelines established by the Board of Trustees. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by the Fund’s sub-adviser.

Payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

Certain of the Funds’ derivative agreements contain provisions that require the Fund to maintain a predetermined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over one-month, three-month and 12-month periods. If a Fund were to violate such provisions, the counterparties to the derivative instruments could request immediate payment or demand immediate collateralization on derivative instruments in net liability positions. For the year ended December 31, 2017, all of the Funds maintained the required level of net assets and/or the NAVs of the Funds did not decline below the limits set forth in the derivative agreements.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Credit Default Swaps — Credit default swap (“CDS”) agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on CDS agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

Upfront payments made or received in connection with CDS agreements are amortized over the expected life of the CDS agreements as unrealized gains or losses on swap agreements. The change in value of the CDS agreements is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement.

The sub-advisers monitor a variety of factors including cash flow assumptions, market activity, market sentiment and valuation as part of their ongoing process of assessing payment and performance risk. As payment and performance risk increases, the value of a CDS increases, resulting in recognition of unrealized gains for long positions and unrealized losses for short positions. Conversely, as payment and performance risk decreases, unrealized gains are recognized for short positions and unrealized losses are recognized for long positions. Any current or future declines in the fair value of the swap may be partially offset by upfront payments received by the Fund as a seller of protection if applicable. The change in value is recorded within unrealized appreciation (depreciation) until the occurrence of a credit event or the termination of the swap, at which time a realized gain (loss) is recorded.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

CDS agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use CDS on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

CDS agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike CDS on corporate issues or sovereign issues of an emerging country, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other write down or loss events on the underlying loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. A Fund may use CDS on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default. At December 31, 2017, there were no investments in CDS agreements on asset-backed securities.

CDS agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the CDS market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using CDS with standardized terms including a fixed spread and standard maturity dates. An index CDS references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use CDS on credit indices to hedge a portfolio of CDS or bonds with a CDS on indices which is less expensive than it would be to buy many CDS to achieve a similar effect. CDS on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of CDS agreements on corporate issues or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For CDS agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a CDS agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection CDS agreements entered into by a Fund for the same referenced entity or entities.

CDS involve greater risks than if the Funds had invested in the referenced obligation directly. In addition to general market risks, CDS are subject to liquidity risk and counterparty credit risk. The Funds enter into CDS with counterparties meeting defined criteria for financial strength. A buyer also may lose its investment and recover nothing should a credit event not occur. If a credit event did occur, the value of the referenced obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value.

Centrally Cleared Swap Agreements — Centrally cleared swaps are either interest rate or CDS agreements brokered by the Chicago Mercantile Exchange, London Clearing House or the Intercontinental Exchange (the “Exchanges”) where the Exchanges are the counterparty to both the buyer and seller of protection. Centrally cleared swaps involve a lesser degree of risk because the Exchanges, as counterparties, monitor risk factors for the involved parties. Centrally cleared swaps are subject to general market risks and to liquidity risk. Pursuant to the agreement, the Funds agree to pay to or receive from the broker an amount of cash equal to the daily fluctuation in the value of the contract (the “Margin”) and daily interest on the margin. In the case of centrally cleared interest rate swaps, the daily settlement also includes the daily portion of interest. Such payments are recorded by the Funds as unrealized gains or losses until the contract is closed or settled.

Centrally cleared swaps require no payments at the beginning of the measurement period nor are there liquidation payments at the termination of the swap.

Cross-Currency Swap Agreements — Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows but only for exchanging interest cash flows. At December 31, 2017, there were no cross-currency swap agreements.

Interest Rate Swap Agreements — Interest rate swap agreements involve the exchange by a Fund with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spread locks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

Total Return Swap Agreements — Total return swap agreements on commodities involve commitments where exchanged cash flows are based on the price of a commodity and in return a Fund receives either fixed or determined by floating price rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty.

Forward Rate Agreements — Forward rate agreements represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount on a fixed future date. The Funds enter into forward rate agreements to gain yield exposure based on anticipated market conditions at the specified termination date of the agreement.

Variance Swap Agreements — Variance swap agreements involve two parties exchanging cash payments based on the difference between the stated level of variance (“Variance Strike Price”) and the actual variance realized on an underlying asset or index. As a receiver of the realized price variance, a Fund would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike price. As a payer of the realized price variance, a Fund would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike. A Fund may enter into variance swaps in an attempt to hedge market risk or adjust exposure to the markets. At December 31, 2017, there were no variance swap agreements.

FASB “Derivatives and Hedging” includes required disclosure for (i) the nature and terms of the derivative, reasons for entering into the derivative, the events or circumstances that would require the seller to perform under the derivative, and the current status of the payment/performance risk of the derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the derivative, (iii) the fair value of the derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. FASB “Guarantees” require additional disclosures about the current status of the payment/performance risk of a guarantee. All of this information has been incorporated for the current period as part of the Schedules of Investments within the Swap agreements outstanding disclosure and in the Notes to Financial Statements.

As of December 31, 2017, the Low-Duration Bond Fund and the Medium-Duration Bond Fund are the buyers (“receiving protection”) on a total notional amount of $30,064,000 and $9,190,000, respectively, and the sellers (“providing protection”) on a total notional amount of $0 and $15,850,000, respectively. The notional amounts of the swaps are not recorded in the financial statements; however, the notional amount does approximate the maximum potential amount of future payments that the Funds could be required to make if the Funds were the seller of protection and a credit event was to occur. Those credit default swaps for which the Funds are providing protection at balance sheet date are summarized as follows:

	Single Name Credit Default Swaps		Credit Default Swap Index
	Corporate	Sovereign	Asset- Backed	Corporate
Reference Asset	Debt	Debt	Securities	Debt	Total
Medium-Duration Bond Fund
Fair value of written credit derivatives	$11,724	$—	$639,781	$—	$651,505
Maximum potential amount of future payments	500,000	—	15,350,000	—	15,850,000
Recourse provisions with third parties to recover any amounts paid under the credit derivative (including any purchased credit protection)	—	—	—	—	—
Collateral held by the Funds or other third parties which the Funds can obtain upon occurrence of triggering event	—	—	—	—	—

At December 31, 2017, there were no recourse provisions with third parties to recover any amounts paid under the credit derivative agreement (including any purchased credit protection) nor was any collateral held by the Funds or other third parties which the Funds can obtain upon occurrence of a triggering event.

The credit spread disclosed below for each referenced obligation where the Funds are the seller of protection is a representation of the current payment/performance risk of the swap.

	Maximum Potential Amount of Future Payments by Contract Term
Current credit spread on underlying (in basis points)	0-6 Months	6-12 Months	1-5 Years	5-10 Years	More Than 10 Years	Total
Medium-Duration Bond Fund
0 – 100	$—	$—	$4,550,000	$—	$5,100,000	$9,650,000
101 – 250	—	—	—	—	—	—
251 – 500	—	—	6,200,000	—	—	6,200,000
501 – 1,000	—	—	—		—	—
Greater than 1,000	—	—	—		—	—

Total	$—	$—	$10,750,000	$—	$5,100,000	$15,850,000

Offsetting of Financial and Derivative Assets and Liabilities

Certain Funds are parties to International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“MA”) with various counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The ISDA MA may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the ISDA MA, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the Fund’s portfolio or Statements of Assets and Liabilities. For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to an ISDA MA in the Statements of Assets and Liabilities.

At December 31, 2017, derivative assets and liabilities (by type) held by the Funds are as follows:

Fund	Assets	Liabilities
MyDestination 2015
Derivative Financial Instruments:
Financial futures contracts	$10,088	$11,212

Total derivative assets and liabilities in the Statements of Assets and Liabilities	10,088	11,212
Derivatives not subject to an MA or similar agreement	10,088	11,212

Total assets and liabilities subject to an MA	$—	$—

MyDestination 2025
Derivative Financial Instruments:
Financial futures contracts	$16,428	$27,300

Total derivative assets and liabilities in the Statements of Assets and Liabilities	16,428	27,300
Derivatives not subject to an MA or similar agreement	16,428	27,300

Total assets and liabilities subject to an MA	$—	$—

MyDestination 2035
Derivative Financial Instruments:
Financial futures contracts	$8,888	$26,325

Total derivative assets and liabilities in the Statements of Assets and Liabilities	8,888	26,325
Derivatives not subject to an MA or similar agreement	8,888	26,325

Total assets and liabilities subject to an MA	$—	$—

MyDestination 2045
Derivative Financial Instruments:
Financial futures contracts	$4,585	$22,913

Total derivative assets and liabilities in the Statements of Assets and Liabilities	4,585	22,913
Derivatives not subject to an MA or similar agreement	4,585	22,913

Total assets and liabilities subject to an MA	$—	$—

MyDestination 2055
Derivative Financial Instruments:
Financial futures contracts	$—	$8,775

Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	8,775
Derivatives not subject to an MA or similar agreement	—	8,775

Total assets and liabilities subject to an MA	$—	$—

Conservative Allocation
Derivative Financial Instruments:
Financial futures contracts	$1,217	$2,438

Total derivative assets and liabilities in the Statements of Assets and Liabilities	1,217	2,438
Derivatives not subject to an MA or similar agreement	1,217	2,438

Total assets and liabilities subject to an MA	$—	$—

Balanced Allocation
Derivative Financial Instruments:
Financial futures contracts	$25,265	$37,050

Total derivative assets and liabilities in the Statements of Assets and Liabilities	25,265	37,050
Derivatives not subject to an MA or similar agreement	25,265	37,050

Total assets and liabilities subject to an MA	$—	$—

Fund	Assets	Liabilities
Growth Allocation
Derivative Financial Instruments:
Financial futures contracts	$16,182	$40,950

Total derivative assets and liabilities in the Statements of Assets and Liabilities	16,182	40,950
Derivatives not subject to an MA or similar agreement	16,182	40,950

Total assets and liabilities subject to an MA	$—	$—

Aggressive Allocation
Derivative Financial Instruments:
Financial futures contracts	$9,040	$47,775

Total derivative assets and liabilities in the Statements of Assets and Liabilities	9,040	47,775
Derivatives not subject to an MA or similar agreement	9,040	47,775

Total assets and liabilities subject to an MA	$—	$—

Low-Duration Bond
Derivative Financial Instruments:
Financial futures contracts	$7,942	$40,544
Forward foreign exchange contracts	177,231	2,201,241
Options	—	53,483
Swaps and forward rate agreements	6,142	83,500

Total derivative assets and liabilities in the Statements of Assets and Liabilities	191,315	2,378,768
Derivatives not subject to an MA or similar agreement	14,101	117,341

Total assets and liabilities subject to an MA	$177,214	$2,261,427

Medium-Duration Bond
Derivative Financial Instruments:
Financial futures contracts	$692,243	$334,753
Forward foreign exchange contracts	710,049	1,498,124
Options	1,880,512	1,795,906
Swaps	592,227	543,593

Total derivative assets and liabilities in the Statements of Assets and Liabilities	3,875,031	4,172,376
Derivatives not subject to an MA or similar agreement	1,315,426	796,184

Total assets and liabilities subject to an MA	$2,559,605	$3,376,192

Global Bond
Derivative Financial Instruments:
Financial futures contracts	$41,313	$21,516
Forward foreign exchange contracts	1,122,105	370,622
Options	98,495	1,327

Total derivative assets and liabilities in the Statements of Assets and Liabilities	1,261,913	393,465
Derivatives not subject to an MA or similar agreement	1,023,417	392,138

Total assets and liabilities subject to an MA	$238,496	$1,327

Fund	Assets	Liabilities
Defensive Market Strategies
Derivative Financial Instruments:
Forward foreign exchange contracts	$2,202	$300,058
Options	—	501,488

Total derivative assets and liabilities in the Statements of Assets and Liabilities	2,202	801,546
Derivatives not subject to an MA or similar agreement	2,202	801,546

Total assets and liabilities subject to an MA	$—	$—

Equity Index
Derivative Financial Instruments:
Financial futures contracts	$—	$116,025

Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	116,025
Derivatives not subject to an MA or similar agreement	—	116,025

Total assets and liabilities subject to an MA	$—	$—

Value Equity
Derivative Financial Instruments:
Financial futures contracts	$—	$149,321

Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	149,321
Derivatives not subject to an MA or similar agreement	—	149,321

Total assets and liabilities subject to an MA	$—	$—

Growth Equity
Derivative Financial Instruments:
Financial futures contracts	$—	$178,425

Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	178,425
Derivatives not subject to an MA or similar agreement	—	178,425

Total assets and liabilities subject to an MA	$—	$—

Small Cap Equity
Derivative Financial Instruments:
Financial futures contracts	$—	$210,910

Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	210,910
Derivatives not subject to an MA or similar agreement	—	210,910

Total assets and liabilities subject to an MA	$—	$—

International Equity Index
Derivative Financial Instruments:
Financial futures contracts	$760	$—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	760	—
Derivatives not subject to an MA or similar agreement	760	—

Total assets and liabilities subject to an MA	$—	$—

Fund	Assets	Liabilities
International Equity
Derivative Financial Instruments:
Financial futures contracts	$503,930	$437,500
Forward foreign exchange contracts	2,446,784	3,161,465
Swaps	494,377	35,540

Total derivative assets and liabilities in the Statements of Assets and Liabilities	3,445,091	3,634,505
Derivatives not subject to an MA or similar agreement	503,989	438,286

Total assets and liabilities subject to an MA	$2,941,102	$3,196,219

Emerging Markets Equity
Derivative Financial Instruments:
Financial futures contracts	$186,315	$78,824
Forward foreign exchange contracts	2,325,296	1,889,076
Swaps	68,037	196,793

Total derivative assets and liabilities in the Statements of Assets and Liabilities	2,579,648	2,164,693
Derivatives not subject to an MA or similar agreement	186,315	78,824

Total assets and liabilities subject to an MA	$2,393,333	$2,085,869

Inflation Protected Bond
Derivative Financial Instruments:
Financial futures contracts	$—	$4,930
Forward foreign exchange contracts	130,121	197,364
Swaps	—	2,280

Total derivative assets and liabilities in the Statements of Assets and Liabilities	130,121	204,574
Derivatives not subject to an MA or similar agreement	130,121	204,574

Total assets and liabilities subject to an MA	$—	$—

Global Real Estate Securities
Derivative Financial Instruments:
Financial futures contracts	$—	$39,253

Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	39,253
Derivatives not subject to an MA or similar agreement	—	39,253

Total assets and liabilities subject to an MA	$—	$—

Strategic Alternatives
Derivative Financial Instruments:
Forward foreign exchange contracts	$4,793,775	$5,065,730
Options	172,905	594,670

Total derivative assets and liabilities in the Statements of Assets and Liabilities	4,966,680	5,660,400
Derivatives not subject to an MA or similar agreement	172,905	594,670

Total assets and liabilities subject to an MA	$4,793,775	$5,065,730

At December 31, 2017, derivative assets and liabilities by counterparty net of amounts available for offset under an MA and net of the related collateral (received)/pledged by the Trust are as follows:

Fund/Sub-adviser/Counterparty	Derivative Assets Subject to an MA	Derivative Liabilities Subject to an MA	Value of Derivatives Subject to an MA	Collateral (Received)/ Pledged	Net Exposure
Low-Duration Bond
Sub-adviser B
JPM	$224	$(1,771,150)	$(1,770,926)	$—	$(1,770,926)
Other Counterparties*	140,163	(462,913)	(322,750)	—	(322,750)

	140,387	(2,234,063)	(2,093,676)	—	(2,093,676)

Sub-adviser C
Other Counterparties*	36,827	(27,364)	9,463	—	9,463

Total Derivatives	$177,214	$(2,261,427)	$(2,084,213)	$—	$(2,084,213)

Medium-Duration Bond
Sub-adviser A
Other Counterparties*	$608,020	$(474,743)	$133,277	$6,474	$139,751

Sub-adviser B
Other Counterparties*	1,838,374	(2,228,903)	(390,529)	—	(390,529)

Sub-adviser C
Other Counterparties*	113,211	(672,546)	(559,335)	—	(559,335)

Total Derivatives	$2,559,605	$(3,376,192)	$(816,587)	$6,474	$(810,113)

Global Bond
Sub-adviser A
Other Counterparties*	$238,496	$(1,327)	$237,169	$—	$237,169

Total Derivatives	$238,496	$(1,327)	$237,169	$—	$237,169

342

Fund/Sub-adviser/Counterparty	Derivative Assets Subject to an MA	Derivative Liabilities Subject to an MA	Value of Derivatives Subject to an MA	Collateral (Received)/ Pledged	Net Exposure
International Equity
Sub-adviser A
Other Counterparties*	$2,941,102	$(3,196,219)	$(255,117)	$(100,000)	$(355,117)

Total Derivatives	$2,941,102	$(3,196,219)	$(255,117)	$(100,000)	$(355,117)

Emerging Markets Equity
Sub-adviser A
Other Counterparties*	$2,393,333	$(2,085,869)	$307,464	$(191,244)	$116,220

Total Derivatives	$2,393,333	$(2,085,869)	$307,464	$(191,244)	$116,220

Strategic Alternatives
Sub-adviser A
SS	$1,831,269	$(2,320,812)	$(489,543)	$280,000	$(209,543)
Other Counterparties*	2,962,506	(2,744,918)	217,588	(178,125)	39,463

Total Derivatives	$4,793,775	$(5,065,730)	$(271,955)	$101,875	$(170,080)

*Other Counterparties represent amounts that are held with counterparties where the absolute value of the total net exposure is less than 0.05% of the net assets of the respective Fund. Those holdings are deemed individually immaterial to the respective Fund and are listed collectively.

Additional information about master netting arrangements can be found in the Derivative Financial Instruments and Securities Lending sections of the Notes to Financial Statements.

Derivative Holdings Categorized by Risk Exposure

FASB “Derivatives and Hedging” also requires all companies to disclose information intended to enable financial statement users to understand how and why the entity uses derivative instruments, how derivatives are accounted for, and how derivative instruments affect the entity’s financial position, results of operations, and cash flows.

Location on the Statements of Assets and Liabilities
Derivative Type	Asset Derivatives	Liability Derivatives
Interest rate contracts	Investments in securities of unaffiliated issuers, at value	Options written at value
	Receivables: Variation margin*	Payables: Variation margin*
	Unrealized appreciation on bilateral swap and forward rate agreements	Unrealized depreciation on bilateral swap and forward rate agreements
Foreign exchange contracts	Investments in securities of unaffiliated issuers, at value	Options written, at value
	Unrealized appreciation on foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts
Credit contracts	Unrealized appreciation on bilateral swap and forward rate agreements	Unrealized depreciation on bilateral swap and forward rate agreements
Equity contracts	Investments in securities of unaffiliated issuers, at value	Options written, at value
	Receivables: Variation margin*	Payables: Variation margin*

*The variation margin shown on the Statements of Assets and Liabilities is the daily change in the unrealized appreciation (depreciation) for open futures and exchange traded swap contracts. The variation margin presented below is the cumulative change in unrealized appreciation (depreciation) from the date the contract was opened until December 31, 2017.

	Asset Derivative Value
Fund	Total Value at 12/31/17	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
MyDestination 2015
Futures	$53,996	$—	$—	$—	$53,996

MyDestination 2025
Futures	$177,397	$—	$—	$—	$177,397

MyDestination 2035
Futures	$167,771	$—	$—	$—	$167,771

MyDestination 2045
Futures	$142,084	$—	$—	$—	$142,084

MyDestination 2055
Futures	$23,628	$—	$—	$—	$23,628

Conservative Allocation
Futures	$12,456	$—	$—	$—	$12,456

Balanced Allocation
Futures	$270,712	$—	$—	$—	$270,712

Growth Allocation
Futures	$316,034	$—	$—	$—	$316,034

Aggressive Allocation
Futures	$308,744	$—	$—	$—	$308,744

	Asset Derivative Value
Fund	Total Value at 12/31/17	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
Low-Duration Bond
Forwards	$177,231	$—	$177,231	$—	$—
Futures	983,304	983,304	—	—	—
Swaps and Forward Rate
Agreements	162,938	135,698	—	27,240	—

Totals	$1,323,473	$1,119,002	$177,231	$27,240	$—

Medium-Duration Bond
Forwards	$710,049	$—	$710,049	$—	$—
Futures	2,076,401	2,076,401	—	—	—
Purchased Options	1,880,512	1,880,512	—	—	—
Swaps	2,116,689	1,511,671	—	332,776	272,242

Totals	$6,783,651	$5,468,584	$710,049	$332,776	$272,242

Global Bond Fund
Forwards	$1,122,105	$—	$1,122,105	$—	$—
Futures	101,293	101,293	—	—	—
Purchased Options	98,495	—	98,495	—	—

Totals	$1,321,893	$101,293	$1,220,600	$—	$—

Defensive Market Strategies
Forwards	$2,202	$—	$2,202	$—	$—

Equity Index
Futures	$232,690	$—	$—	$—	$232,690

Value Equity
Futures	$421,192	$—	$—	$—	$421,192

Growth Equity
Futures	$539,066	$—	$—	$—	$539,066

Small Cap Equity
Futures	$177,616	$—	$—	$—	$177,616

International Equity Index
Futures	$86,632	$—	$—	$—	$86,632

International Equity
Forwards	$2,446,784	$—	$2,446,784	$—	$—
Futures	2,206,507	—	—	—	2,206,507
Swaps	494,377	—	—	—	494,377

Totals	$5,147,668	$—	$2,446,784	$—	$2,700,884

Emerging Markets Equity
Forwards	$2,325,296	$—	$2,325,296	$—	$—
Futures	1,776,202	—	—	—	1,776,202
Swaps	68,037	—	—	—	68,037

Totals	$4,169,535	$—	$2,325,296	$—	$1,844,239

	Asset Derivative Value
Fund	Total Value at 12/31/17	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
Inflation Protected Bond
Forwards	$130,121	$—	$130,121	$—	$—
Futures	173,109	173,109	—	—	—
Swaps	7,859	7,859	—	—	—

Totals	$311,089	$180,968	$130,121	$—	$—

Global Real Estate Securities
Futures	$12,265	$—	$—	$—	$12,265

Strategic Alternatives
Forwards	$4,793,775	$—	$4,793,775	$—	$—
Purchased Options	172,905	—	—	—	172,905

Totals	$4,966,680	$—	$4,793,775	$—	$172,905

	Liability Derivative Value
Fund	Total Value at 12/31/17	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
MyDestination 2015
Futures	$14,173	$14,173	$—	$—	$—

MyDestination 2025
Futures	$38,297	$38,297	$—	$—	$—

MyDestination 2035
Futures	$16,797	$16,797	$—	$—	$—

MyDestination 2045
Futures	$5,375	$5,375	$—	$—	$—

Conservative Allocation
Futures	$8,060	$8,060	$—	$—	$—

Balanced Allocation
Futures	$55,261	$55,261	$—	$—	$—

Growth Allocation
Futures	$20,204	$20,204	$—	$—	$—

Low-Duration Bond
Forwards	$2,201,241	$—	$2,201,241	$—	$—
Futures	971,204	971,204	—	—	—
Swaps and Forward Rate Agreements	174,204	149,826	—	24,378	—
Written Options	53,483	53,483	—	—	—

Totals	$3,400,132	$1,174,513	$2,201,241	$24,378	$—

	Liability Derivative Value
Fund	Total Value at 12/31/17	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
Medium-Duration Bond
Forwards	$1,498,124	$—	$1,498,124	$—	$—
Futures	1,897,051	1,897,051	—	—	—
Swaps	1,489,432	1,308,937	—	180,495	—
Written Options	1,795,906	1,685,416	110,490	—	—

Totals	$6,680,513	$4,891,404	$1,608,614	$180,495	$—

Global Bond Fund
Forwards	$370,622	$—	$370,622	$—	$—
Futures	237,068	237,068	—	—	—
Written Options	1,327	—	1,327	—	—

Totals	$609,017	$237,068	$371,949	$—	$—

Defensive Market Strategies
Forwards	$300,058	$—	$300,058	$—	$—
Written Options	501,488	—	—	—	501,488

Totals	$801,546	$—	$300,058	$—	$501,488

International Equity
Forwards	$3,161,465	$—	$3,161,465	$—	$—
Futures	508,500	—	—	—	508,500
Swaps	35,540	—	—	—	35,540

Totals	$3,705,505	$—	$3,161,465	$—	$544,040

Emerging Markets Equity
Forwards	$1,889,076	$—	$1,889,076	$—	$—
Futures	220,654	—	—	—	220,654
Swaps	196,793	—	—	—	196,793

Totals	$2,306,523	$—	$1,889,076	$—	$417,447

Inflation Protected Bond
Forwards	$197,364	$—	$197,364	$—	$—
Futures	112,712	112,712	—	—	—
Swaps	2,028	2,028	—	—	—

Totals	$312,104	$114,740	$197,364	$—	$—

Strategic Alternatives
Forwards	$5,065,730	$—	$5,065,730	$—	$—
Written Options	594,670	—	—	—	594,670

Totals	$5,660,400	$—	$5,065,730	$—	$594,670

Derivative Type	Location on the Statements of Operations
Interest rate contracts	Net realized gain (loss) from: Futures transactions
Net realized gain (loss) from: Swap and forward rate agreements
Net realized gain (loss) from: Option contracts written
Net realized gain (loss) from: Option contracts purchased
Net change in unrealized appreciation (depreciation) on: Futures
Net change in unrealized appreciation (depreciation) on: Swap and forward rate agreements
Net change in unrealized appreciation (depreciation) on: Option contracts written
Net change in unrealized appreciation (depreciation) on: Option contracts purchased
Foreign exchange contracts	Net realized gain (loss) from: Foreign currency
Net realized gain (loss) from: Option contracts written
Net realized gain (loss) from: Option contracts purchased
Net change in unrealized appreciation (depreciation) on: Foreign currency
Net change in unrealized appreciation (depreciation) on: Option contracts written
Net change in unrealized appreciation (depreciation) on: Option contracts purchased
Credit contracts	Net realized gain (loss) from: Swap agreements
Net change in unrealized appreciation (depreciation) on: Swap agreements
Equity contracts	Net realized gain (loss) from: Futures transactions
Net realized gain (loss) from: Option contracts written
Net change in unrealized appreciation (depreciation) on: Option contracts purchased
Net change in unrealized appreciation (depreciation) on: Futures
Net change in unrealized appreciation (depreciation) on: Option contracts written
Net change in unrealized appreciation (depreciation) on: Option contracts purchased

	Realized Gain (Loss) on Derivatives Recognized in Income
	Total Value at 12/31/17	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
MyDestination 2015
Futures	$1,345,077	$34,378	$—	$—	$1,310,699

MyDestination 2025
Futures	$2,561,176	$15,626	$—	$—	$2,545,550

MyDestination 2035
Futures	$1,782,040	$15,491	$—	$—	$1,766,549

MyDestination 2045
Futures	$1,515,158	$1,374	$—	$—	$1,513,784

MyDestination 2055
Futures	$281,082	$—	$—	$—	$281,082

Conservative Allocation
Futures	$613,309	$(65,500)	$—	$—	$678,809

Balanced Allocation
Futures	$4,420,840	$303,250	$—	$—	$4,117,590

Growth Allocation
Futures	$3,630,088	$34,323	$—	$—	$3,595,765

Aggressive Allocation
Futures	$3,436,540	$—	$—	$—	$3,436,540

	Realized Gain (Loss) on Derivatives Recognized in Income
	Total Value at 12/31/17	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
Low-Duration Bond
Forwards	$(996,355)	$—	$(996,355)	$—	$—
Futures	609,525	609,525	—	—	—
Purchased Options	(29,395)	(29,395)	—	—	—
Swaps and Forward Rate Agreements	(2,326,583)	(1,433,733)	—	(892,850)	—
Written Options	292,510	292,510	—	—	—

Totals	$(2,450,298)	$(561,093)	$(996,355)	$(892,850)	$—

Medium-Duration Bond
Forwards	$(339,982)	$—	$(339,982)	$—	$—
Futures	2,191,262	2,217,575	(26,313)	—	—
Purchased Options	(1,497,088)	(1,360,972)	(136,116)	—	—
Swaps	1,992,813	1,509,985	—	505,143	(22,315)
Written Options	2,153,696	1,888,390	249,913	15,393	—

Totals	$4,500,701	$4,254,978	$(252,498)	$520,536	$(22,315)

Global Bond
Forwards	$(70,489)	$—	$(70,489)	$—	$—
Futures	(405,973)	(405,973)	—	—	—
Purchased Options	29,220	29,220	—	—	—
Written Options	16,694	16,694	—	—	—

Totals	$(430,548)	$(360,059)	$(70,489)	$—	$—

Defensive Market Strategies
Forwards	$(792,347)	$—	$(792,347)	$—	$—
Futures	711,157	—	—	—	711,157
Written Options	7,639,949	—	—	—	7,639,949

Totals	$7,558,759	$—	$(792,347)	$—	$8,351,106

Equity Index
Futures	$4,712,019	$—	$—	$—	$4,712,019

Value Equity
Futures	$8,419,228	$—	$—	$—	$8,419,228

Growth Equity
Futures	$9,484,466	$—	$—	$—	$9,484,466

Small Cap Equity
Futures	$2,370,870	$—	$—	$—	$2,370,870

International Equity Index
Futures	$1,444,971	$—	$—	$—	$1,444,971

International Equity
Forwards	$187,077	$—	$187,077	$—	$—
Futures	22,888,934	—	—	—	22,888,934
Swaps	(3,320,941)	—	—	—	(3,320,941)

Totals	$19,755,070	$—	$187,077	$—	$19,567,993

	Realized Gain (Loss) on Derivatives Recognized in Income
	Total Value at 12/31/17	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
Emerging Markets Equity
Forwards	$758,702	$—	$758,702	$—	$—
Futures	10,595,266	—	—	—	10,595,266
Swaps	(23,747)	—	—	—	(23,747)

Totals	$11,330,221	$—	$758,702	$—	$10,571,519

Inflation Protected Bond
Forwards	$(268,520)	$—	$(268,520)	$—	$—
Futures	(521,197)	(521,197)	—	—	—
Purchased Options	(1,420,727)	(929,696)	(491,031)	—	—
Swaps	(29,284)	(29,284)	—	—	—
Written Options	616,747	358,671	258,076	—	—

Totals	$(1,622,981)	$(1,121,506)	$(501,475)	$—	$—

Global Real Estate Securities
Forwards	$(6,926)	$—	$(6,926)	$—	$—
Futures	716,223	—	—	—	716,223

Totals	$709,297	$—	$(6,926)	$—	$716,223

Strategic Alternatives
Forwards	$961,980	$—	$961,980	$—	$—
Purchased Options	(615,654)	—	—	—	(615,654)
Swaps	43,284	—	—	—	43,284
Written Options	1,127,352	—	—	—	1,127,352

Totals	$1,516,962	$—	$961,980	$—	$554,982

	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
	Total Value at 12/31/17	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
MyDestination 2015
Futures	$79,357	$1,460	$—	$—	$77,897

MyDestination 2025
Futures	$215,977	$(15,220)	$—	$—	$231,197

MyDestination 2035
Futures	$230,178	$(6,375)	$—	$—	$236,553

MyDestination 2045
Futures	$186,677	$(3,142)	$—	$—	$189,819

MyDestination 2055
Futures	$27,401	$—	$—	$—	$27,401

Conservative Allocation
Futures	$12,345	$(7,367)	$—	$—	$19,712

Balanced Allocation
Futures	$337,524	$(23,791)	$—	$—	$361,315

	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
	Total Value at 12/31/17	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
Growth Allocation
Futures	$436,757	$3,133	$—	$—	$433,624

Aggressive Allocation
Futures	$407,808	$—	$—	$—	$407,808

Low-Duration Bond
Forwards	$(4,226,861)	$—	$(4,226,861)	$—	$—
Futures	(4,088)	(4,088)	—	—	—
Purchased Options	(18,686)	(18,686)	—	—	—
Swaps and Forward Rate Agreements	482,762	368,461	—	114,301	—
Written Options	(49,850)	(49,850)	—	—	—

Totals	$(3,816,723)	$295,837	$(4,226,861)	$114,301	$—

Medium-Duration Bond
Forwards	$(3,419,818)	$—	$(3,419,818)	$—	$—
Futures	757,237	769,036	(11,799)	—	—
Purchased Options	(685,246)	(685,246)	—	—	—
Swaps	(1,528,433)	(1,406,095)	—	(122,338)	—
Written Options	838,658	893,270	(54,612)	—	—

Totals	$(4,037,602)	$(429,035)	$(3,486,229)	$(122,338)	$—

Global Bond
Forwards	$2,304,200	$—	$2,304,200	$—	$—
Futures	(195,615)	(195,615)	—	—	—
Purchased Options	(643,340)	—	(643,340)	—	—
Written Options	23,061	—	23,061	—	—

Totals	$1,488,306	$(195,615)	$1,683,921	$—	$—

Defensive Market Strategies
Forwards	$(216,517)	$—	$(216,517)	$—	$—
Futures	38,690	—	—	—	38,690
Written Options	186,375	—	—	—	$186,375

Totals	$8,548	$—	$(216,517)	$—	$225,065

Equity Index
Futures	$361,405	$—	$—	$—	$361,405

Value Equity
Futures	$593,375	$—	$—	$—	$593,375

Growth Equity
Futures	$746,956	$—	$—	$—	$746,956

Small Cap Equity
Futures	$722,234	$—	$—	$—	$722,234

International Equity Index
Futures	$123,923	$—	$—	$—	$123,923

	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
	Total Value at 12/31/17	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
International Equity
Forwards	$1,395,208	$—	$1,395,208	$—	$—
Futures	1,100,853	—	—	—	1,100,853
Swaps	209,909	—	—	—	209,909

Totals	$2,705,970	$—	$1,395,208	$—	$1,310,762

Emerging Markets Equity
Forwards	$(496,951)	$—	$(496,951)	$—	$—
Futures	1,376,310	—	—	—	1,376,310
Swaps	(77,025)	—	—	—	(77,025)

Totals	$802,334	$—	$(496,951)	$—	$1,299,285

Inflation Protected Bond
Forwards	$(336,374)	$—	$(336,374)	$—	$—
Futures	34,378	34,378	—	—	—
Purchased Options	159,922	74,743	85,179	—	—
Swaps	5,831	5,831	—	—	—
Written Options	(56,196)	(95,153)	38,957	—	—

Totals	$(192,439)	$19,799	$(212,238)	$—	$—

Global Real Estate Securities
Futures	$104,819	$—	$—	$—	$104,819

Strategic Alternatives
Forwards	$(271,955)	$—	$(271,955)	$—	$—
Purchased Options	(52,475)	—	—	—	(52,475)
Written Options	(9,729)	—	—	—	(9,729)

Totals	$(334,159)	$—	$(271,955)	$—	$(62,204)

352

Volume of Derivative Transactions

The table below summarizes the average balance of derivative holdings by fund during the year ended December 31, 2017. The average balance of derivatives held is indicative of the trading volume of each Fund.

	Long Derivative Volume
	Forward Foreign Currency Contracts	Financial Futures Contracts	Purchased Option Contracts	Swap Contracts and Forward Rate Agreements
MyDestination 2015	—	12,122,672	—	—
MyDestination 2025	—	20,194,168	—	—
MyDestination 2035	—	11,898,608	—	—
MyDestination 2045	—	9,157,137	—	—
MyDestination 2055	—	1,777,374	—	—
Conservative Allocation	—	14,078,346	—	—
Balanced Allocation	—	40,193,786	—	—
Growth Allocation	—	26,076,471	—	—
Aggressive Allocation	—	19,187,289	—	—
Low-Duration Bond	65,153,854	405,200,936	27,468	50,090,882
Medium-Duration Bond	116,365,221	568,158,271	1,844,905	182,677,061
Global Bond	15,091,870	42,688,035	108,018	—
Defensive Market Strategies	10,571,151	2,750,526	—	—
Equity Index	—	28,674,726	—	—
Value Equity	—	43,326,036	—	—
Growth Equity	—	57,687,428	—	—
Small Cap Equity	—	24,400,195	—	—
International Equity Index	—	7,351,168	—	—
International Equity	146,702,525	165,209,335	—	14,604,039
Emerging Markets Equity	64,753,105	52,002,351	—	65,164,409
Inflation Protected Bond	22,384,961	32,426,507	223,927	7,938,862
Global Real Estate Securities	—	5,716,884	—	—
Strategic Alternatives	256,721,261	—	238,390	10,571

	Short Derivative Volume
	Forward Foreign Currency Contracts	Financial Futures Contracts	Written Option Contracts	Swap Contracts and Forward Rate Agreements
Low-Duration Bond	13,092,381	209,806,309	77,297	241,487,620
Medium-Duration Bond	55,973,541	564,652,865	1,862,062	280,425,257
Global Bond	42,948,116	28,858,547	39,241	—
Defensive Market Strategies	2,804,907	—	781,118	—
International Equity	205,820,929	71,213,856	—	16,654,550
Emerging Markets Equity	75,837,141	11,221,848	—	60,910,009
Inflation Protected Bond	5,193,274	98,793,026	112,382	9,185,435
Strategic Alternatives	250,511,474	—	497,425	41,817

j. Dividends and Distributions to Shareholders

The Low-Duration Bond Fund, Medium-Duration Bond Fund, Extended-Duration Bond Fund, Inflation Protected Bond Fund and Global Bond Fund declare and pay dividends from net investment income monthly. The Money Market Fund declares income dividends daily and pays them monthly. Each of the Defensive Market Strategies Fund, Equity Index Fund, Global Real Estate Securities Fund, Value Equity Fund and Growth Equity Fund declares and pays dividends from net investment income semi-annually. Each of the other Funds (including all the Target Date Funds and Asset Allocation Funds) declares and pays dividends from net investment income annually. Each Fund also distributes to its shareholders at least annually any realized net capital gains and net gains, if any, from certain foreign currency transactions. Dividends and distributions to shareholders are recorded on the ex-dividend date.

k. Expenses

Expenses arising in connection with a Fund are charged directly to that Fund. Expenses common to all Funds are generally allocated to each Fund in proportion to their relative net assets. Each Class of shares bears its pro-rata portion of expenses attributable to its Class, except that each Class separately bears expenses related specifically to that Class, such as shareholder reporting, registration, transfer agent, shareholder servicing and distribution fees.

l. Security Transactions, Income and Realized Gains and Losses

Security transactions are accounted for on the date securities are purchased or sold (the trade date). Dividend income is recognized on the ex-dividend date, except certain dividends from foreign securities where the ex-date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income is accrued daily, including the amortization of market premium and the accretion of market discount using the effective interest method. Realized gains and losses from security transactions are on an identified cost basis.

3. FEES AND OTHER TRANSACTIONS

a. Investment Advisory Fees (Affiliate)

Pursuant to a separate investment advisory agreement, GSCM acts as the Adviser to the Funds. As Adviser, it supervises the investments of the Funds and for such services is paid a fee. GSCM and the Trust have entered into sub-advisory agreements with various sub-advisers to manage each Select Fund’s investments. Under the general supervision of GSCM, the sub-advisers make the day-to-day investment decisions for the Select Funds, and for such services, each sub-adviser receives a fee from the Funds. The aggregate advisory fees and sub-adviser fees are included in the Statements of Assets and Liabilities and Statements of Operations under “Investment advisory fees”.

The advisory fees paid to GSCM and aggregate sub-advisory fees paid to the sub-advisers are computed daily based upon the net assets of each Fund. The actual advisory fees accrued and the sub-advisory fees accrued during the year ended December 31, 2017, based upon average daily net assets, were as follows:

Fund	Advisory Fees	Sub-Adviser Fees
MyDestination 2015	0.10%	0.00%
MyDestination 2025	0.10%	0.00%
MyDestination 2035	0.10%	0.00%
MyDestination 2045	0.10%	0.00%
MyDestination 2055	0.10%	0.00%
Conservative Allocation	0.10%	0.00%
Balanced Allocation	0.10%	0.00%
Growth Allocation	0.10%	0.00%
Aggressive Allocation	0.10%	0.00%
Money Market	0.07%	0.05%
Low-Duration Bond	0.11%	0.19%
Medium-Duration Bond	0.13%	0.20%
Extended-Duration Bond	0.25%	0.23%
Global Bond	0.25%	0.25%
Defensive Market Strategies	0.33%	0.29%
Equity Index	0.08%	0.01%
Value Equity	0.33%	0.21%
Growth Equity	0.33%	0.36%
Small Cap Equity	0.33%	0.59%
International Equity Index	0.10%	0.02%
International Equity	0.33%	0.40%
Emerging Markets Equity	0.33%	0.70%
Inflation Protected Bond Fund	0.20%	0.09%
Global Real Estate Securities Fund	0.30%	0.40%
Strategic Alternatives Fund	0.40%	0.46%

For the year ended December 31, 2017, advisory fees and waivers for each Fund were as follows:

	Gross Advisory Fee	Waiver/ Reimbursements(1)	Net Advisory Fee (Reimbursement)
MyDestination 2015	$586,015	$(53,852)	$532,163
MyDestination 2025	986,548	(36,942)	949,606
MyDestination 2035	565,277	(45,219)	520,058
MyDestination 2045	422,133	(74,894)	347,239
MyDestination 2055	89,218	(141,738)	(52,520)
Conservative Allocation	488,459	(28,966)	459,493
Balanced Allocation	1,556,485	(97,975)	1,458,510
Growth Allocation	1,178,613	(56,113)	1,122,500
Aggressive Allocation	971,521	(1,981)	969,540
Money Market(2)	891,444	-	891,444
Low-Duration Bond	1,028,798	(78,547)	950,251
Medium-Duration Bond	1,502,868	(177,676)	1,325,192
Extended-Duration Bond	602,647	(16,292)	586,355
Global Bond	1,191,039	(83,849)	1,107,190
Defensive Market Strategies	2,991,173	(80,131)	2,911,042
Equity Index	686,017	(62,723)	623,294
Value Equity	4,556,608	(104,828)	4,451,780
Growth Equity	5,130,742	(140,458)	4,990,284
Small Cap Equity	1,786,534	(56,645)	1,729,889

	Gross Advisory Fee	Waiver/ Reimbursements(1)	Net Advisory Fee (Reimbursement)
International Equity Index	$157,147	$97,614	$254,761
International Equity	4,849,704	(145,961)	4,703,743
Emerging Markets Equity	1,380,181	(92,549)	1,287,632
Inflation Protected Bond	535,794	(16,071)	519,723
Global Real Estate Securities	696,440	(10,005)	686,435
Strategic Alternatives	483,827	(19,136)	464,691

(1)	Also includes Shareholder Servicing Fee waivers as disclosed in Note 3b.

(2)	The Statement of Operations “Expenses waived/reimbursed net of amount recaptured” for the Money Market Fund includes shareholder servicing fee waiver and other waivers.

b. Shareholder Servicing Fees (Affiliate)

The Board of Trustees has adopted a Shareholder Service Plan for the Investor Class of each Fund. Under this Plan, the Investor Class of each Fund, was authorized to pay fees of 0.25% of average daily net assets to parties that provide services for and maintain shareholder accounts.

GuideStone Financial Resources (or its affiliate) voluntarily agreed to waive shareholder servicing fees and/or reimburse expenses for the Investor Class of the Money Market Fund to the extent necessary to maintain a minimum daily net yield of at least 0.01%. This voluntary shareholder servicing fee waiver and expense reimbursement may be changed or terminated with the consent of the Board of Trustees at any time.

GSCM and/or its affiliates have agreed to waive shareholder service fees attributable to the Funds’ investment of cash balances in the Money Market Fund through April 30, 2018.

c. Expense Limitation (Affiliate)

On February 24, 2017, GSCM agreed, through April 30, 2018, to waive fees and reimburse expenses of the Institutional Class and Investor Class of each Fund (excluding interest, taxes, brokerage commissions, expense incurred in connection with acquired fund fees, expenses on securities sold short, and extraordinary expenses) which exceed, in the aggregate, the annual percentage rate of each Class’s average daily net assets as follows:

	For the Period January 1, 2017 to April 30, 2017		For the Period May 1, 2017 to December 31, 2017
Fund	Institutional Class	Investor Class	Institutional Class	Investor Class
MyDestination 2015	N/A	0.35%	0.20%	0.40%
MyDestination 2025	N/A	0.35%	0.20%	0.40%
MyDestination 2035	N/A	0.35%	0.20%	0.40%
MyDestination 2045	N/A	0.35%	0.20%	0.40%
MyDestination 2055	N/A	0.35%	0.20%	0.40%
International Equity Index	0.57%	N/A	0.57%	N/A
Emerging Markets Equity	1.32%	1.57%	1.32%	1.57%
Strategic Alternatives(1)	N/A	N/A	1.28%	1.53%

(1)	Commencement of operations was June 30, 2017.

Each Fund in turn agrees to reimburse GSCM for any operating expenses in excess of the expense limitation paid, waived or assumed by GSCM for that Fund during the limitation period, provided GSCM would not be entitled to reimbursement for any amount that would cause operating expenses to exceed the expense limitation during the year in which the reimbursement would be made, and provided further that no amount will be reimbursed by the Fund more than three years after the year in which it was incurred or waived by GSCM.

At December 31, 2017, for those funds that had operating expenses in excess of the expense limitation paid, waived or assumed by GSCM during the limitation period, the amounts subject to possible future reimbursement under the expense limitation agreement are as follow:

	Institutional Class			Investor Class
	2018	2019	2020	2018	2019	2020
MyDestination 2015	N/A	N/A	N/A	$274,488	$180,574	$30,638
MyDestination 2025	N/A	N/A	N/A	311,332	185,515	N/A
MyDestination 2035	N/A	N/A	N/A	325,538	206,887	24,128
MyDestination 2045	N/A	N/A	N/A	330,651	232,288	59,007
MyDestination 2055	$28,120	$28,120	$28,120	363,630	253,134	110,489
International Equity Index	N/A	N/A	N/A	N/A	N/A	N/A
Emerging Markets Equity	933,435	518,000	16,344	518,941	191,393	77,711
Strategic Alternatives	7,343	7,343	7,343	26,774	26,774	26,774

d. Brokerage Service Arrangements

Subject to best execution, the Adviser directs the sub-advisers to place a certain percentage of security trades with designated brokers who have agreed to pay certain custody, transfer agency or other operating expenses through the use of Brokerage Service Arrangements on behalf of the Funds. These payments can be found on the Statement of Operations under the heading “Fees Paid Indirectly.”

Fund	Expenses Paid Through Brokerage Service Arrangements
Defensive Market Strategies	$188
Value Equity	14,046
Growth Equity	45,465
Small Cap Equity	60,088
International Equity	8,689
Emerging Markets Equity	2,800
Global Real Estate Securities	24,000

e. Administrator, Transfer Agent and Distributor

Effective April 1, 2017, The Northern Trust Company (“Northern Trust”) provides administrative and accounting services to the Funds, and prior to this date, BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) provided administrative and accounting services to the Funds. For its services as Administrator, both Northern Trust and BNY Mellon are entitled to receive fees, computed daily and paid monthly, based upon the average daily net assets of each Fund. Prior to April 1, 2017, the fees excluding out of pocket expenses, ranged between 0.004% and 0.02% of average daily net assets. Effective April 1, 2017, the fees excluding out of pocket expenses, range between 0.004% and 0.0225% of average daily net assets. For its services as Transfer Agent, BNY Mellon receives a fee based mainly upon the number of accounts serviced. Certain minimum fees and transaction charges may apply. For the year ended December 31, 2017, BNY Mellon and Northern Trust received $4,095,574 in aggregate fees and expenses for services rendered under the various agreements described above.

Foreside Funds Distributors LLC serves as the Underwriter and does not receive any fees in its capacity as Underwriter from GuideStone Funds. The fees are paid by GSCM.

f. Investments in Affiliates

The Target Date and Asset Allocation Funds do not invest in the underlying Select Funds for the purpose of exercising management or control; however, investments made by each Target Date and Asset Allocation Fund within each of its principal investment strategies may represent a significant portion of an underlying Select Fund’s net assets. At December 31, 2017, the Target Date and Asset Allocation Funds were the owner of record of the following approximate percentages of the total outstanding shares of the underlying Select Funds as detailed below:

Fund	MyDestination 2015	MyDestination 2025	MyDestination 2035	MyDestination 2045	MyDestination 2055
Low-Duration Bond	9.27%	3.31%	—	—	—
Money Market	1.04	1.91	1.44%	1.08%	0.27%
Medium-Duration Bond	10.16	18.86	7.10	2.54	0.32
Global Bond	10.60	13.98	4.71	1.69	0.21
Defensive Market Strategies	7.33	12.28	2.44	—	—
Equity Index	3.71	9.66	8.77	7.79	1.94
Value Equity	2.55	6.42	5.72	5.10	1.26
Growth Equity	2.23	5.68	4.98	4.42	1.11
Small Cap Equity	2.03	5.26	4.66	4.12	1.02
International Equity Index	11.41	29.20	26.13	23.23	5.79
International Equity	2.68	6.87	6.12	5.47	1.36
Emerging Markets Equity	3.75	9.53	8.60	7.63	1.88
Inflation Protected Bond	14.11	10.42	—	—	—
Global Real Estate Securities	2.44	5.75	4.45	3.78	0.94
Strategic Alternatives Fund	7.45	7.25	—	—	—

Fund	Conservative Allocation Fund	Balanced Allocation Fund	Growth Allocation Fund	Aggressive Allocation Fund
Low-Duration Bond	26.02%	11.41%	3.90%	—
Money Market	0.36	3.00	2.22	1.84%
Medium-Duration Bond	4.40	22.95	9.16	—
Extended-Duration Bond	—	27.58	9.50	—
Global Bond	2.96	25.79	8.91	—
Defensive Market Strategies	3.95	16.88	5.91	—
Value Equity	1.97	11.33	15.75	18.79
Growth Equity	1.71	10.04	13.44	16.17
Small Cap Equity	1.09	6.22	8.38	10.18
International Equity	2.03	12.09	16.50	19.79
Emerging Markets Equity	1.94	11.35	15.45	18.63
Inflation Protected Bond	10.99	32.45	—	—
Global Real Estate Securities	2.50	14.52	16.52	—
Strategic Alternatives	6.94	17.00	8.39	—

A summary of the Funds’ total long-term and short-term purchases and sales of the shares of the underlying Select Funds during the year ended December 31, 2017 is as follows (amounts in thousands):

	Total Value at 12/31/16	Purchases	Sales Proceeds	Net Realized Gains/(Losses)	Change in Unrealized Appreciation/ (Depreciation)	Total Value at 12/31/17	Dividend Income	Distributions of Realized Gains
MyDestination 2015
Money Market	$8,127	$89,607	$85,628	$—	$—	$12,106	$113	$—
Low-Duration Bond	57,960	25,771	—	—	(55)	83,676	1,102	—
Medium-Duration Bond	97,375	44,370	656	(11)	1,952	143,030	2,449	—
Global Bond	38,581	15,857	—	—	1,623	56,061	1,685	—
Defensive Market Strategies	91,129	6,645	34,050	3,078	3,746	70,548	472	3,873
Equity Index	29,151	2,416	991	60	5,626	36,262	554	222
Value Equity	32,320	5,348	1,161	(113)	2,530	38,924	599	2,059
Growth Equity	28,733	5,942	1,399	(173)	5,584	38,687	24	3,768
Small Cap Equity	10,963	1,429	1,700	34	568	11,294	19	800
International Equity Index	20,058	856	3,605	107	4,058	21,474	489	66
International Equity	40,835	3,639	9,195	335	7,845	43,459	691	2,773
Emerging Markets Equity	16,421	2,215	5,284	95	5,286	18,733	179	—
Inflation Protected Bond	33,005	5,714	14,620	(133)	257	24,223	715	—
Flexible Income	18,256	129	18,383	(635)	633	—	129	—
Global Real Estate Securities	4,142	1,295	65	(8)	273	5,637	224	—
Global Natural Resources Equity	7,967	980	8,280	(342)	(325)	—	—	—
Strategic Alternatives	—	27,004	195	1	81	26,891	141	40

	$535,023	$239,217	$185,212	$2,295	$39,682	$631,005	$9,585	$13,601

MyDestination 2025
Money Market	$16,076	$121,477	$115,361	$—	$—	$22,192	$176	$—
Low-Duration Bond	11,917	18,031	—	—	(53)	29,895	334	—
Medium-Duration Bond	162,036	101,055	765	(17)	3,306	265,615	4,246	—
Global Bond	43,023	29,017	—	—	1,872	73,912	2,028	—
Defensive Market Strategies	150,205	25,973	70,430	6,797	5,633	118,178	803	6,434
Equity Index	69,700	12,286	1,955	181	14,210	94,422	1,419	573
Value Equity	75,450	16,593	—	—	5,897	97,940	1,508	5,180
Growth Equity	68,673	17,349	670	(32)	13,375	98,695	60	9,604
Small Cap Equity	26,094	6,550	4,900	34	1,449	29,227	50	2,071
International Equity Index	43,057	6,480	4,060	148	9,329	54,954	1,251	168
International Equity	88,183	13,182	7,275	384	17,068	111,542	1,773	7,114
Emerging Markets Equity	34,760	7,128	6,530	174	12,049	47,581	459	—
Inflation Protected Bond	18,560	10,201	10,924	(81)	129	17,885	505	—
Flexible Income	16,479	896	17,373	(373)	371	—	121	—
Global Real Estate Securities	9,840	3,670	920	(82)	784	13,292	530	—
Global Natural Resources Equity	20,391	1,975	20,742	(725)	(899)	—	—	—
Strategic Alternatives	—	26,114	—	—	74	26,188	140	40

	$854,444	$417,977	$261,905	$6,408	$84,594	$1,101,518	$15,403	$31,184

	Total Value at 12/31/16	Purchases	Sales Proceeds	Net Realized Gains/(Losses)	Change in Unrealized Appreciation/ (Depreciation)	Total Value at 12/31/17	Dividend Income	Distributions of Realized Gains
MyDestination 2035
Money Market	$11,320	$62,021	$56,588	$—	$—	$16,753	$103	$—
Low-Duration Bond	219	—	220	(1)	2	—	—	—
Medium-Duration Bond	73,391	29,102	4,120	(94)	1,674	99,953	1,895	—
Global Bond	18,279	6,605	790	1	802	24,897	830	—
Defensive Market Strategies	13,244	10,183	940	87	933	23,507	139	1,125
Equity Index	63,959	82,545	74,134	405	12,960	85,735	1,306	525
Value Equity	67,461	16,866	2,726	(91)	5,663	87,173	1,369	4,648
Growth Equity	63,518	93,023	82,758	(133)	12,853	86,503	56	8,455
Small Cap Equity	22,537	6,959	5,100	173	1,308	25,877	44	1,834
International Equity Index	31,141	11,430	300	(17)	6,911	49,165	1,120	150
International Equity	63,858	24,492	865	3	11,901	99,389	1,580	6,322
Emerging Markets Equity	26,399	10,182	2,860	(246)	9,462	42,937	411	—
Global Real Estate Securities	7,676	2,207	160	(14)	573	10,282	413	—
Global Natural Resources Equity	15,774	2,970	17,357	(1,363)	(24)	—	—	—

	$478,776	$358,585	$248,918	$(1,290)	$65,018	$652,171	$9,266	$23,059

MyDestination 2045
Money Market	$7,921	$47,242	$42,575	$—	$—	$12,588	$76	$—
Medium-Duration Bond	30,041	12,562	7,559	(100)	769	35,713	752	—
Global Bond	7,494	2,960	1,858	3	332	8,931	328	—
Equity Index	55,825	11,550	2,985	394	11,425	76,209	1,157	466
Value Equity	57,926	18,112	3,150	(99)	5,026	77,815	1,218	4,144
Growth Equity	55,408	14,142	3,940	(50)	11,263	76,823	50	7,490
Small Cap Equity	19,748	6,718	4,886	151	1,164	22,895	39	1,622
International Equity Index	26,484	12,374	1,040	(49)	5,936	43,705	984	133
International Equity	53,796	25,775	631	(48)	9,942	88,834	1,404	5,585
Emerging Markets Equity	21,461	10,621	1,880	(134)	8,017	38,085	364	—
Global Real Estate Securities	5,810	2,632	130	(15)	438	8,735	346	—
Global Natural Resources Equity	11,918	2,815	13,721	(1,230)	218	—	—	—

	$353,832	$167,503	$84,355	$(1,177)	$54,530	$490,333	$6,718	$19,440

MyDestination 2055
Money Market	$1,376	$25,418	$23,656	$—	$—	$3,138	$17	$—
Medium-Duration Bond	3,452	2,530	1,534	(21)	105	4,532	96	—
Global Bond	862	595	365	22	18	1,132	42	—
Equity Index	10,381	6,581	621	84	2,508	18,933	270	110
Value Equity	10,539	8,305	689	(28)	1,093	19,220	286	994
Growth Equity	10,509	7,133	683	(5)	2,241	19,195	11	1,811
Small Cap Equity	3,504	2,875	990	63	211	5,663	10	397
International Equity Index	4,977	4,698	35	(3)	1,256	10,893	247	32
International Equity	10,106	10,154	112	(5)	1,947	22,090	350	1,378
Emerging Markets Equity	4,023	3,916	250	(10)	1,709	9,388	90	—
Global Real Estate Securities	1,046	1,044	—	—	83	2,173	84	—
Global Natural Resources Equity	2,050	996	2,842	260	(464)	—	—	—

	$62,825	$74,245	$31,777	$357	$10,707	$116,357	$1,503	$4,722

	Total Value at 12/31/16	Purchases	Sales Proceeds	Net Realized Gains/(Losses)	Change in Unrealized Appreciation/ (Depreciation)	Merger Activity	Total Value at 12/31/17	Dividend Income	Distributions of Realized Gains
Conservative Allocation
Money Market	$6,913	$68,238	$70,992	$—	$—	$—	$4,159	$95	$—
Low-Duration Bond	154,777	40,386	3,410	(100)	(191)	43,352	234,814	3,458	—
Medium-Duration Bond	40,217	10,323	1,125	(51)	689	11,925	61,978	1,222	—
Global Bond	10,214	2,301	250	(1)	486	2,909	15,659	532	—
Defensive Market Strategies	34,206	2,731	11,050	780	2,255	9,119	38,041	241	1,990
Value Equity	19,823	5,284	1,916	(210)	1,965	5,072	30,018	454	1,576
Growth Equity	17,887	7,079	4,321	(440)	4,107	5,318	29,630	17	2,901
Small Cap Equity	3,982	1,351	661	8	352	1,041	6,073	10	430
International Equity	21,226	2,923	2,004	(77)	4,751	6,094	32,913	523	2,100
Emerging Markets Equity	5,589	1,428	1,155	(65)	2,362	1,543	9,702	94	—
Inflation Protected Bond	36,735	1,408	29,783	(381)	379	10,508	18,866	708	—
Flexible Income	18,713	164	24,094	(909)	751	5,375	—	164	—
Global Real Estate Securities	3,788	1,001	379	(42)	259	1,149	5,776	231	—
Global Natural Resources Equity	7,485	1,130	10,091	(1,949)	1,889	1,536	—	—	—
Strategic Alternatives	—	25,143	225	1	148	—	25,067	134	40

	$381,555	$170,890	$161,456	$(3,436)	$20,202	$104,941	$512,696	$7,883	$9,037

	Total Value at 12/31/16	Purchases	Sales Proceeds	Net Realized Gains/(Losses)	Change in Unrealized Appreciation/ (Depreciation)	Total Value at 12/31/17	Dividend Income	Distributions of Realized Gains
Balanced Allocation
Money Market	$32,201	$145,342	$142,623	$—	$—	$34,920	$344	$—
Low-Duration Bond	178,127	10,921	86,470	(1,182)	1,594	102,990	2,726	—
Medium-Duration Bond	236,897	86,010	4,450	(303)	5,061	323,215	5,537	—
Extended-Duration Bond	60,756	5,668	1,930	(253)	4,036	68,277	2,064	453
Global Bond	118,171	15,693	2,430	3	4,918	136,355	4,688	—
Defensive Market Strategies	118,375	41,345	3,835	297	6,341	162,523	939	7,646
Value Equity	146,532	21,498	6,280	(591)	11,712	172,871	2,679	9,168
Growth Equity	137,470	27,893	16,870	(2,025)	27,862	174,330	108	17,073
Small Cap Equity	31,218	7,484	6,000	149	1,717	34,568	59	2,435
International Equity	164,899	15,850	15,430	1,778	29,265	196,362	3,121	12,529
Emerging Markets Equity	43,771	4,382	5,770	(478)	14,760	56,665	542	—
Inflation Protected Bond	85,508	3,514	33,643	(290)	621	55,710	1,715	—
Flexible Income	44,522	314	44,831	(1,859)	1,854	—	315	—
Global Real Estate Securities	38,547	5,472	13,280	(897)	3,717	33,559	1,432	—
Global Natural Resources Equity	45,514	3,415	46,871	(11,940)	9,882	—	—	—
Strategic Alternatives	—	63,056	1,830	8	151	61,385	329	95

	$1,482,508	$457,857	$432,543	$(17,583)	$123,491	$1,613,730	$26,598	$49,399

	Total Value at 12/31/16	Purchases	Sales Proceeds	Net Realized Gains/(Losses)	Change in Unrealized Appreciation/ (Depreciation)	Total Value at 12/31/17	Dividend Income	Distributions of Realized Gains
Growth Allocation
Money Market	$25,623	$60,085	$59,835	$—	$—	$25,873	$203	$—
Low-Duration Bond	79,456	9,499	53,964	(309)	539	35,221	1,214	—
Medium-Duration Bond	106,485	24,049	3,645	(116)	2,271	129,044	2,487	—
Extended-Duration Bond	27,234	2,840	8,284	(1,002)	2,732	23,520	892	178
Global Bond	53,023	5,883	14,046	9	2,243	47,112	2,078	—
Defensive Market Strategies	—	59,245	500	4	(1,815)	56,934	268	2,265
Value Equity	199,334	29,797	4,205	(246)	15,598	240,278	3,767	12,805
Growth Equity	190,266	29,616	23,541	(1,641)	38,827	233,527	155	22,861
Small Cap Equity	44,738	8,788	9,660	260	2,432	46,558	79	3,299
International Equity	230,133	24,379	31,049	4,946	39,628	268,037	4,260	17,102
Emerging Markets Equity	59,283	4,568	6,717	115	19,869	77,118	738	—
Global Real Estate Securities	36,481	2,114	2,839	(219)	2,647	38,184	1,564	—
Global Natural Resources Equity	34,787	2,110	34,882	(8,658)	6,643	—	—	—
Strategic Alternatives	—	30,695	160	—	(239)	30,296	162	48

	$1,086,843	$293,668	$253,327	$(6,857)	$131,375	$1,251,702	$17,867	$58,558

Aggressive Allocation
Money Market	$18,822	$63,955	$61,420	$—	$—	$21,357	$143	$—
Value Equity	235,214	36,009	2,765	(166)	18,328	286,620	4,508	15,317
Growth Equity	226,001	30,940	19,446	(1,492)	44,842	280,845	186	27,689
Small Cap Equity	51,438	11,738	9,700	233	2,859	56,568	96	3,987
International Equity	271,334	27,627	29,425	(164)	52,160	321,532	5,110	20,516
Emerging Markets Equity	70,721	5,645	7,040	(161)	23,803	92,968	890	—

	$873,530	$175,914	$129,796	$(1,750)	$141,992	$1,059,890	$10,933	$67,509

Low-Duration Bond
Money Market	$15,457	$587,315	$589,878	$—	$—	$12,894	$178	$—

Medium-Duration Bond
Money Market	$52,756	$651,692	$608,341	$—	$—	$96,107	$417	$—

Extended-Duration Bond
Money Market	$6,093	$67,979	$67,869	$—	$—	$6,203	$37	$—

Global Bond
Money Market	$31,918	$395,169	$397,341	$—	$—	$29,746	$180	$—

Defensive Market Strategies
Money Market	$29,869	$248,681	$245,251	$—	$—	$33,299	$175	$—

Equity Index
Money Market	$23,274	$183,029	$173,846	$—	$—	$32,457	$140	$—

Value Equity
Money Market	$30,846	$257,310	$252,390	$—	$—	$35,766	$235	$—

Growth Equity
Money Market	$54,388	$674,385	$676,917	$—	$—	$51,856	$302	$—

	Total Value at 12/31/16	Purchases	Sales Proceeds	Net Realized Gains/(Losses)	Change in Unrealized Appreciation/ (Depreciation)	Total Value at 12/31/17	Dividend Income	Distributions of Realized Gains
Small Cap Equity
Money Market	$23,248	$198,482	$196,972	$—	$—	$24,758	$123	$—

International Equity Index
Money Market	$6,944	$42,488	$42,376	$—	$—	$7,056	$50	$—

International Equity
Money Market	$59,347	$619,144	$609,476	$—	$—	$69,015	$334	$—

Emerging Markets Equity
Money Market	$13,793	$163,809	$157,993	$—	$—	$19,609	$83	$—

Inflation Protected Bond
Money Market	$3,843	$201,558	$191,663	$—	$—	$13,738	$36	$—

Global Real Estate Securities
Money Market	$5,228	$69,799	$70,436	$—	$—	$4,591	$21	$—

Strategic Alternatives
Money Market	$—	$266,863	$240,428	$—	$—	$26,435	$55	$—

4. SECURITIES LENDING

Through an agreement with The Northern Trust Company (“Northern Trust”) (the Funds’ custodian) the Select Funds may lend portfolio securities to certain brokers, dealers and other financial institutions that pay the Select Funds a negotiated fee. The Select Funds receive cash or U.S. government securities, such as U.S. Treasury Bills and U.S. Treasury Notes, as collateral against the loaned securities in an amount at least equal to the market value of the loaned securities. The Funds continue to own the loaned securities and the securities remain in the investment portfolio. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. Cash collateral has been invested in a short-term money market fund of Northern Trust, which invests in securities that satisfy the quality requirements of Rule 2a-7 and have short maturities. This investment is presented on the Funds’ Schedules of Investments. The Funds do not have control of non-cash securities lending collateral: as such, this amount is not presented on the Funds’ Schedules of Investments. At December 31, 2017, the market values of loaned securities and collateral received were as follows:

Fund	Value of Securities Loaned	Value of Non-cash Collateral	Value of Cash Collateral	Total Value of Collateral
Low-Duration Bond	$86,733,576	$75,122,664	$13,329,271	$88,451,935
Medium-Duration Bond	90,950,486	81,968,488	10,659,942	92,628,430
Extended-Duration Bond	62,389,377	51,468,640	12,095,847	63,564,487
Global Bond	50,859,606	28,268,809	23,734,761	52,003,570
Defensive Market Strategies	47,198,754	19,213,628	29,225,247	48,438,875
Equity Index	35,630,881	35,812,326	786,737	36,599,063
Value Equity	35,790,169	29,766,943	7,162,311	36,929,254
Growth Equity	183,587,728	171,769,973	16,381,945	188,151,918
Small Cap Equity	94,338,314	72,521,310	24,953,905	97,475,215

Fund	Value of Securities Loaned	Value of Non-cash Collateral	Value of Cash Collateral	Total Value of Collateral
International Equity Index	$3,772,600	$3,579,100	$504,978	$4,084,078
International Equity	60,417,566	45,003,246	18,506,949	63,510,195
Emerging Markets Equity	30,566,285	24,389,836	7,288,423	31,678,259
Global Real Estate Securities	14,784,601	12,421,234	2,792,780	15,214,014

Securities lending transactions are entered into by the Funds under a Securities Lending Authorization Agreement which permit the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable by the Fund to the same counterparty against amounts to be received and create one single net payment due to or from the Fund. At December 31, 2017, the securities loaned which are subjected to an MA on a net payment basis are as follows:

Fund	Value of Securities Loaned	Fair Value of Non-cash Collateral	Cash Collateral (Pledged)	Net Amount(1)
Low-Duration Bond	$86,733,576	$(75,122,664)	$(11,610,912)	$—
Medium-Duration Bond	90,950,486	(81,968,488)	(8,981,998)	—
Extended-Duration Bond	62,389,377	(51,468,640)	(10,920,737)	—
Global Bond	50,859,606	(28,268,809)	(22,590,797)	—
Defensive Market Strategies	47,198,754	(19,213,628)	(27,985,126)	—
Equity Index	35,630,881	(35,630,881)	—	—
Value Equity	35,790,169	(29,766,943)	(6,023,226)	—
Growth Equity	183,587,728	(171,769,973)	(11,817,755)	—
Small Cap Equity	94,338,314	(72,521,310)	(21,817,004)	—
International Equity Index	3,772,600	(3,579,100)	(193,500)	—
International Equity	60,417,566	(45,003,246)	(15,414,320)	—
Emerging Markets Equity	30,566,285	(24,389,836)	(6,176,449)	—
Global Real Estate Securities	14,784,601	(12,421,234)	(2,363,367)	—

(1)	Net amount represents the net amount receivable due from (payable to) the counterparty in the event of default.

Additional information about master netting arrangements can be found in the Repurchase Agreements and Derivative Financial Instruments sections of the Notes to Financial Statements.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2017.

Fund	Overnight and Continuous	30 — 90 Days	Greater than 90 Days	Total
Low-Duration Bond
Agency Obligations, Corporate Bonds, Foreign Bonds, U.S. Treasury Obligations	$13,329,271	$—	$—	$13,329,271
Medium-Duration Bond
Corporate Bonds, Foreign Bonds, U.S. Treasury Obligations	10,659,942	—	—	10,659,942
Extended-Duration Bond
Corporate Bonds, Foreign Bonds, Preferred Stocks, U.S. Treasury Obligations	12,095,847	—	—	12,095,847
Global Bond
Common Stocks, Corporate Bonds, Foreign Bonds, Foreign Common Stocks, Preferred Stocks, U.S. Treasury Obligations	23,734,761	—	—	23,734,761
Defensive Market Strategies
Common Stocks, Corporate Bonds, Foreign Bonds, Foreign Common Stocks	29,225,247	—	—	29,225,247
Equity Index
Common Stocks, Foreign Common Stocks	786,737	—	—	786,737
Value Equity
Common Stocks, Foreign Common Stocks	7,162,311	—	—	7,162,311
Growth Equity
Common Stocks, Foreign Common Stocks	16,381,945	—	—	16,381,945
Small Cap Equity
Common Stocks, Foreign Common Stocks	24,953,905	—	—	24,953,905
International Equity Index
Foreign Common Stocks	504,978	—	—	504,978
International Equity
Foreign Common Stocks	18,506,949	—	—	18,506,949
Emerging Markets Equity
Foreign Common Stocks, Foreign Preferred Stocks	7,288,423	—	—	7,288,423
Global Real Estate Securities
Common Stocks, Foreign Common Stocks	2,792,780	—	—	2,792,780

5. INVESTMENT TRANSACTIONS

For the year ended December 31, 2017 the cost of purchases and proceeds from sales and maturities for each Fund were as follows:

	Cost of Purchases and Proceeds from Sales and Maturities of Long-Term Securities (other than U.S. Government Obligations)		Cost of Purchases and Proceeds from Sales and Maturities of Long-Term U.S. Government Obligations
	Purchases	Sale and Maturity Proceeds	Purchases	Sale and Maturity Proceeds
MyDestination 2015	$148,636,752	$99,583,898	$—	$—
MyDestination 2025	295,384,530	146,544,214	—	—
MyDestination 2035	296,564,287	192,389,436	—	—
MyDestination 2045	120,260,794	41,779,436	—	—
MyDestination 2055	48,806,332	8,121,663	—	—
Conservative Allocation	207,592,494	90,463,678	—	—
Balanced Allocation	312,514,780	289,920,204	—	—
Growth Allocation	233,582,801	193,492,599	—	—
Aggressive Allocation	111,958,196	68,375,002	—	—
Low-Duration Bond	1,126,072,002	491,244,931	4,916,635,948	394,646,960
Medium-Duration Bond	3,975,143,475	3,823,344,297	867,296,410	720,268,625
Extended-Duration Bond	215,328,455	219,917,985	—	—
Global Bond	153,308,574	113,712,360	38,563,295	10,810,000
Defensive Market Strategies	430,782,392	412,780,620	—	—
Equity Index	88,480,749	12,695,938	—	—
Value Equity	565,742,742	503,473,973	—	—
Growth Equity	668,875,027	659,612,754	—	—
Small Cap Equity	414,009,138	454,878,041	—	—
International Equity Index	33,003,252	6,248,700	—	—
International Equity	670,283,867	665,349,446	—	—
Emerging Markets Equity	276,397,194	233,173,129	—	—
Inflation Protected Bond	13,263,410	9,244,781	160,359,456	286,446,293
Global Real Estate Securities	312,372,187	320,827,024	—	—
Strategic Alternatives	394,028,939	147,204,335	—	—

6. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended 12/31/17		Year Ended 12/31/16

	Institutional Class	Investor Class	Institutional Class	Investor Class
MyDestination 2015(1)
Shares sold	11,311,755	8,161,355		8,974,684
Shares reinvested	294,297	1,282,525		1,663,394
Shares redeemed	(1,102,017)	(15,353,846)		(6,682,695)

Net increase (decrease)	10,504,035	(5,909,966)		3,955,383

MyDestination 2025(1)
Shares sold	21,786,823	13,964,826		14,133,695
Shares reinvested	866,930	3,230,196		2,981,057
Shares redeemed	(997,626)	(23,795,418)		(4,654,799)

Net increase (decrease)	21,656,127	(6,600,396)		12,459,953

MyDestination 2035(1)
Shares sold	15,294,295	8,309,475		8,104,455
Shares reinvested	599,898	1,865,235		2,053,661
Shares redeemed	(577,563)	(15,040,131)		(1,981,672)

Net increase (decrease)	15,316,630	(4,865,421)		8,176,444

MyDestination 2045(1)
Shares sold	14,986,419	5,916,597		6,808,741
Shares reinvested	662,778	1,502,334		1,635,150
Shares redeemed	(513,484)	(14,314,901)		(1,150,891)

Net increase (decrease)	15,135,713	(6,895,970)		7,293,000

MyDestination 2055(1)
Shares sold	2,804,021	2,448,608		2,008,972
Shares reinvested	125,955	250,170		206,380
Shares redeemed	(93,452)	(2,345,351)		(248,290)

Net increase	2,836,524	353,427		1,967,062

Conservative Allocation
Shares sold	2,604,032	10,852,413	994,037	3,605,797
Shares issued for merger	—	9,553,188	—	—
Shares reinvested	135,077	587,792	171,047	633,748
Shares redeemed	(2,206,596)	(11,853,182)	(921,640)	(3,883,152)

Net increase	532,513	9,140,211	243,444	356,393

Balanced Allocation
Shares sold	3,604,680	5,838,745	1,228,719	4,030,356
Shares reinvested	707,736	2,490,824	991,355	3,275,512
Shares redeemed	(6,264,351)	(7,412,128)	(3,851,034)	(14,315,038)

Net increase (decrease)	(1,951,935)	917,441	(1,630,960)	(7,009,170)

	Year Ended 12/31/17		Year Ended 12/31/16

	Institutional Class	Investor Class	Institutional Class	Investor Class
Growth Allocation
Shares sold	979,587	3,755,737	893,112	2,434,417
Shares reinvested	1,059,613	3,547,036	1,254,237	4,150,859
Shares redeemed	(1,908,452)	(5,823,747)	(2,697,544)	(9,813,358)

Net increase (decrease)	130,748	1,479,026	(550,195)	(3,228,082)

Aggressive Allocation
Shares sold	498,052	2,635,197	546,022	1,469,425
Shares reinvested	1,104,497	4,768,864	1,380,716	5,888,125
Shares redeemed	(1,500,639)	(4,481,481)	(1,781,536)	(13,620,552)

Net increase (decrease)	101,910	2,922,580	145,202	(6,263,002)

Money Market
Shares sold	807,335,296	4,112,657,567	649,810,099	4,364,775,848
Shares reinvested	892,830	2,182,091	305,772	209,397
Shares redeemed	(790,919,842)	(4,170,940,970)	(644,356,936)	(4,455,737,775)

Net increase (decrease)	17,308,284	(56,101,312)	5,758,935	(90,752,530)

Low-Duration Bond
Shares sold	11,797,654	4,475,371	8,429,766	5,581,554
Shares reinvested	759,850	298,655	919,845	193,716
Shares redeemed	(12,093,538)	(2,584,765)	(10,527,899)	(2,998,911)
Shares reduced by reverse share split	—	—	(28,750,566)	—

Net increase (decrease)	463,966	2,189,261	(29,928,854)	2,776,359

Medium-Duration Bond
Shares sold	21,590,615	4,508,267	21,557,645	3,275,354
Shares reinvested	1,359,854	305,851	2,389,962	264,351
Shares redeemed	(2,144,985)	(1,474,724)	(24,399,164)	(1,742,097)
Shares reduced by reverse share split	—	—	(49,371,447)	—

Net increase (decrease)	20,805,484	3,339,394	(49,823,004)	1,797,608

Extended-Duration Bond
Shares sold	574,697	1,018,406	3,154,014	2,748,742
Shares reinvested	267,374	248,393	2,105,800	431,964
Shares redeemed	(853,288)	(1,366,343)	(9,293,585)	(2,493,027)
Shares reduced by reverse share split	—	—	(28,283,084)	—

Net increase (decrease)	(11,217)	(99,544)	(32,316,855)	687,679

Global Bond
Shares sold	7,397,690	3,788,108	6,428,532	2,320,383
Shares reinvested	1,364,492	382,595	1,419,909	350,881
Shares redeemed	(3,478,226)	(1,183,453)	(7,178,496)	(2,096,563)

Net increase	5,283,956	2,987,250	669,945	574,701

	Year Ended 12/31/17		Year Ended 12/31/16

	Institutional Class	Investor Class	Institutional Class	Investor Class
Defensive Market Strategies
Shares sold	10,935,031	9,469,733	7,249,464	10,068,347
Shares reinvested	2,633,634	1,418,838	2,270,927	1,059,742
Shares redeemed	(12,057,475)	(5,648,763)	(3,118,383)	(2,837,905)

Net increase	1,511,190	5,239,808	6,402,008	8,290,184

Equity Index
Shares sold	2,670,293	2,577,662	5,516,466	2,652,286
Shares reinvested	354,894	331,218	864,727	340,273
Shares redeemed	(999,744)	(1,763,054)	(1,872,587)	(2,039,395)
Shares reduced by reverse share split	—	—	(22,192,494)	—

Net increase (decrease)	2,025,443	1,145,826	(17,683,888)	953,164

Value Equity
Shares sold	4,399,848	1,112,974	7,765,196	2,348,625
Shares reinvested	3,432,082	1,190,539	4,583,518	752,540
Shares redeemed	(1,704,687)	(2,344,749)	(20,652,537)	(2,289,677)
Shares reduced by reverse share split	—	—	(69,721,567)	—

Net increase (decrease)	6,127,243	(41,236)	(78,025,390)	811,488

Growth Equity
Shares sold	2,633,409	2,940,628	6,739,524	1,321,265
Shares reinvested	4,487,829	2,263,183	3,186,328	631,139
Shares redeemed	(3,664,559)	(2,053,753)	(11,376,419)	(3,773,776)
Shares reduced by reverse share split	—	—	(54,078,879)	—

Net increase (decrease)	3,456,679	3,150,058	(55,529,446)	(1,821,372)

Small Cap Equity
Shares sold	2,426,384	1,038,450	3,294,839	1,765,169
Shares reinvested	1,162,291	1,014,494	217,024	181,795
Shares redeemed	(2,726,187)	(2,996,412)	(6,295,704)	(2,360,708)
Shares reduced by reverse share split	—	—	(17,499,626)	—

Net increase (decrease)	862,488	(943,468)	(20,283,467)	(413,744)

International Equity Index
Shares sold	3,393,145		3,289,530
Shares reinvested	450,292		370,799
Shares redeemed	(1,367,261)		(1,071,898)

Net increase	2,476,176		2,588,431

	Year Ended 12/31/17		Year Ended 12/31/16

	Institutional Class	Investor Class	Institutional Class	Investor Class
International Equity
Shares sold	4,762,687	2,917,522	7,623,237	2,904,960
Shares reinvested	6,500,917	1,695,817	2,172,069	511,485
Shares redeemed	(7,241,803)	(2,711,267)	(11,904,472)	(2,040,198)
Shares reduced by reverse share split	—	—	(26,488,092)	—

Net increase (decrease)	4,021,801	1,902,072	(28,597,258)	1,376,247

Emerging Markets Equity
Shares sold	5,242,544	6,002,825	4,886,512	3,992,224
Shares reinvested	357,994	66,477	627,339	85,386
Shares redeemed	(4,253,483)	(3,000,554)	(7,138,353)	(2,061,182)

Net increase (decrease)	1,347,055	3,068,748	(1,624,502)	2,016,428

Inflation Protected Bond
Shares sold	1,906,112	844,635	1,604,095	2,063,847
Shares reinvested	377,007	144,716	267,202	48,305
Shares redeemed	(9,533,640)	(4,162,810)	(6,173,420)	(939,174)

Net increase (decrease)	(7,250,521)	(3,173,459)	(4,302,123)	1,172,978

Global Real Estate Securities
Shares sold	1,838,741	1,264,737	1,359,799	2,198,067
Shares reinvested	566,717	387,636	1,061,875	823,889
Shares redeemed	(2,190,546)	(2,641,183)	(5,659,612)	(2,445,088)

Net increase (decrease)	214,912	(988,810)	(3,237,938)	576,868

Strategic Alternatives(2)
Shares sold	30,519,947	6,233,378
Shares reinvested	196,715	35,008
Shares redeemed	(682,486)	(451,848)

Net increase	30,034,176	5,816,538

(1)Inception date for Institutional Class for MyDestination 2015 Fund, MyDestination 2025 Fund, MyDestination 2035 Fund, MyDestination 2045 Fund and MyDestination 2055 Fund was May 1, 2017.

(2)Commencement of operations was June 30, 2017.

7. BANK BORROWINGS

On November 22, 2017, the Funds entered into a Line of Credit Agreement with The Northern Trust Company (Northern Trust) which will expire November 21, 2018. The terms of the credit agreement permit the Funds to borrow cash from Northern Trust up to a limit of $50 million, collectively. Each Fund was individually, and not jointly, liable for its particular advances, if any, under the line of credit. Interest is charged to each Fund based on its borrowings at a rate equal to the greater of the Federal Funds Rate plus 1.00% or 1.50%. Each Fund also pays a facility fee equal to its pro rata share of the amount of the credit facility, based on average net assets, at a rate of 0.20% per annum.

No Funds borrowed for the year ended December 31, 2017, and there were no outstanding loans at December 31, 2017.

8. FEDERAL INCOME TAXES

Each Fund’s policy is to comply with all sections of the Internal Revenue Code of 1986, as amended, that apply to regulated investment companies and to distribute substantially all of its taxable income and capital gains to shareholders. No provision for income or excise taxes is thus required. Each Fund is treated as a separate entity for federal income tax purposes.

The Funds may be subject to taxes imposed by countries in which they invest in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Funds accrue such taxes when the related income is earned. Gains realized by the Funds on the sale of securities in certain countries are subject to non-U.S. taxes. The Funds record a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities. For the year ended December 31, 2017, the International Equity Fund and Emerging Markets Equity Fund accrued non-U.S. taxes on unrealized gains of $45,805 and $213,344, respectively.

Management has analyzed the Funds’ tax positions and has concluded that no provision for income tax is required in the Funds’ financial statements except as noted above. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to new tax laws, regulations and administrative interpretations (including court decisions). Each of the Funds’ federal tax returns for the prior three fiscal years and the current year (years ended December 31, 2014 through December 31, 2017) remains subject to examination by the Internal Revenue Service. In regard to foreign taxes only, certain Funds have open tax years in certain foreign countries they invest in that may date back to the inception of the Funds.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Funds. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for futures and options transactions, foreign currency transactions, paydowns, losses deferred due to wash sales, straddles and investments in Passive Foreign Investment Companies (“PFIC’s”). Distributions during the years ended December 31, 2017 and December 31, 2016, were characterized as follows for tax purposes:

Fund	Year	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total Distribution
MyDestination 2015	2017	$3,028,666	$13,344,184	$—	$16,372,850
	2016	7,649,735	8,318,224	—	15,967,959
MyDestination 2025	2017	11,998,150	30,205,364	—	42,203,514
	2016	10,993,508	16,869,102	—	27,862,610
MyDestination 2035	2017	5,085,384	19,417,604	—	24,502,988
	2016	4,122,302	13,912,093	—	18,034,395
MyDestination 2045	2017	3,506,285	17,240,457	—	20,746,742
	2016	1,987,737	11,653,279	—	13,641,016
MyDestination 2055	2017	160,109	4,857,239	—	5,017,348
	2016	739,515	1,670,318	—	2,409,833
Conservative Allocation	2017	3,900,622	4,398,229	—	8,298,851
	2016	4,576,586	4,231,114	—	8,807,700
Balanced Allocation	2017	20,890,962	18,221,162	—	39,112,124
	2016	11,827,868	35,666,753	—	47,494,621
Growth Allocation	2017	11,871,095	45,385,045	—	57,256,140

Fund	Year	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total Distribution
	2016	$9,341,558	$50,366,158	—	$59,707,716
Aggressive Allocation	2017	11,165,259	60,731,715	—	71,896,974
	2016	—	76,298,646	—	76,298,646
Money Market	2017	7,316,185	—	—	7,316,185
	2016	1,053,194	—	—	1,053,194
Low-Duration Bond	2017	14,230,530	—	—	14,230,530
	2016	11,925,492	—	—	11,925,492
Medium-Duration Bond	2017	24,582,654	—	—	24,582,654
	2016	25,404,080	—	—	25,404,080
Extended-Duration Bond	2017	7,411,170	1,673,931	—	9,085,101
	2016	11,423,388	9,012,613	—	20,436,001
Global Bond	2017	17,669,726	—	—	17,669,726
	2016	17,229,950	—	—	17,229,950
Defensive Market Strategies	2017	23,370,589	28,287,458	—	51,658,047
	2016	18,729,301	21,150,145	—	39,879,446
Equity Index	2017	15,992,257	3,530,413	—	19,522,670
	2016	12,542,180	7,516,991	—	20,059,171
Value Equity	2017	30,911,640	73,574,469	—	104,486,109
	2016	25,066,889	47,288,275	—	72,355,164
Growth Equity	2017	8,392,047	162,110,126	—	170,502,173
	2016	—	52,945,569	—	52,945,569
Small Cap Equity	2017	9,173,522	30,630,414	—	39,803,936
	2016	1,372,347	5,675,655	—	7,048,002
International Equity Index	2017	4,462,915	385,690	—	4,848,605
	2016	3,270,902	—	—	3,270,902
International Equity	2017	44,466,793	84,039,499	—	128,506,292
	2016	27,198,921	8,074,428	—	35,273,349
Emerging Markets Equity	2017	4,596,687	—	—	4,596,687
	2016	5,710,316	—	—	5,710,316
Inflation Protected Bond	2017	5,361,498	—	—	5,361,498
	2016	3,278,180	—	—	3,278,180
Global Real Estate Securities	2017	9,213,231	—	—	9,213,231
	2016	16,886,427	633,874	—	17,520,301
Strategic Alternatives	2017	2,138,677	198,667	—	2,337,344

At December 31, 2017, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain/(Capital Loss Carryforward)	Qualified Late-Year Loss Deferrals	Net Unrealized Appreciation (Depreciation) on Investments
MyDestination 2015	$10,088,461	$2,250,299	$—	$18,341,357
MyDestination 2025	11,661,528	6,683,836	—	44,365,127
MyDestination 2035	10,696,902	340,377	—	32,765,690

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain/(Capital Loss Carryforward)	Qualified Late-Year Loss Deferrals	Net Unrealized Appreciation (Depreciation) on Investments
MyDestination 2045	$7,803,077	$325,534	$—	$30,127,128
MyDestination 2055	1,813,374	49,630	—	8,500,194
Conservative Allocation	5,152,978	—	—	2,395,591
Balanced Allocation	27,255,194	—	—	957,119
Growth Allocation	19,660,783	—	—	3,397,212
Aggressive Allocation	15,416,633	495,570	—	13,247,759
Money Market	2,130	—	—	—
Low-Duration Bond	—	(8,008,596)	(682,378)	(1,536,442)
Medium-Duration Bond	—	(4,800,683)	(1,079,171)	5,725,663
Extended-Duration Bond	7,430	1,746,723	—	11,633,454
Global Bond	1,955,939	(4,801,020)	—	10,874,290
Defensive Market Strategies	2,389,351	10,504,378	—	112,425,914
Equity Index	494,314	1,414,025	—	346,868,550
Value Equity	3,408,099	8,298,712	—	309,189,861
Growth Equity	353,807	—	(2,758,821)	434,972,188
Small Cap Equity	2,984,500	8,453,827	—	91,813,704
International Equity Index	139,299	—	(123,740)	16,755,137
International Equity	978,569	14,204,421	—	211,842,468
Emerging Markets Equity	826,870	(700,771)	—	66,415,905
Inflation Protected Bond	615,208	(6,350,199)	—	1,569,518
Global Real Estate Securities	4,005,323	(1,640,920)	—	(2,998,411)
Strategic Alternatives	712,636	57,368	—	(76,689)

For Federal income tax purposes, realized capital losses may be carried forward and applied against future realized capital gains. Capital loss carryovers and their expiration dates, were as follows as of December 31, 2017:

Fund	Unlimited	Total
Low-Duration Bond	$8,008,596	$8,008,596
Medium-Duration Bond	4,800,683	4,800,683
Global Bond	4,801,020	4,801,020
Emerging Markets Equity	700,771	700,771
Inflation Protected Bond	6,350,199	6,350,199
Global Real Estate Securities	1,640,920	1,640,920

Under the Regulated Investment Company Modernization Act of 2010, Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. Such losses are presented in the table above under the column heading “Unlimited.” However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term losses as under previous law.

Global Bond Fund had capital loss carryforwards of $6,001,516 that expired during the year ended December 31, 2017. During the year ended December 31, 2017, the following Funds utilized capital loss carryforwards to offset capital gains:

Carryforward Utilized
Balanced Allocation	$6,936,433
Global Bond	3,928,782
International Equity Index	953,378
Emerging Market Equity	35,479,596
Inflation Protected Bond	1,470,723

For federal income tax purposes, qualified late-year losses, which will reverse in 2018, were as follows as of December 31, 2017:

	Capital	Ordinary Income	Total
Low-Duration Bond	$—	$682,378	$682,378
Medium-Duration Bond	—	1,079,171	1,079,171
Growth Equity	2,758,821	—	2,758,821
International Equity Index	123,740	—	123,740

At December 31, 2017, the aggregate cost of investments for federal income tax purposes (including securities sold short and derivative related items) and the net unrealized appreciation from investments for those securities having an excess of value over cost and net unrealized depreciation from investments for those securities having an excess of cost over value (based on cost for federal income tax purposes) were as follows:

Fund	Federal Tax Cost	Net Unrealized Appreciation (Depreciation)	Appreciated Securities	Depreciated Securities
MyDestination 2015	$613,160,324	$18,341,357	$21,252,030	$(2,910,673)
MyDestination 2025	1,057,749,013	44,365,128	47,661,486	(3,296,358)
MyDestination 2035	620,001,323	32,765,690	33,995,445	(1,229,755)
MyDestination 2045	460,702,919	30,127,128	30,683,192	(556,064)
MyDestination 2055	107,956,697	8,500,194	8,533,918	(33,724)
Conservative
Allocation	510,598,862	2,395,592	7,213,582	(4,817,990)
Balanced Allocation	1,613,766,130	957,119	25,661,873	(24,704,754)
Growth Allocation	1,249,305,880	3,397,212	20,383,288	(16,986,076)
Aggressive Allocation	1,047,648,481	13,247,759	22,726,806	(9,479,047)
Money Market	1,202,094,558	—	—	—
Low-Duration Bond	995,010,623	(1,494,711)	5,889,473	(7,384,184)
Medium-Duration
Bond	1,725,951,414	5,700,375	20,883,003	(15,182,628)
Extended-Duration
Bond	246,288,091	11,634,406	15,570,316	(3,935,910)
Global Bond	536,513,323	10,915,380	28,183,282	(17,267,902)
Defensive Market
Strategies	877,026,302	112,385,981	119,149,340	(6,763,359)
Equity Index	630,506,738	346,868,550	360,536,743	(13,668,193)
Value Equity	1,222,518,364	309,189,861	347,310,277	(38,120,416)
Growth Equity	1,318,824,590	434,972,189	456,444,680	(21,472,491)
Small Cap Equity	488,271,578	91,813,706	109,841,944	(18,028,238)

Fund	Federal Tax Cost	Net Unrealized Appreciation (Depreciation)	Appreciated Securities	Depreciated Securities
International Equity
Index	$171,134,405	$16,739,643	$23,606,883	$(6,867,240)
International Equity	1,419,010,088	211,650,255	275,024,527	(63,374,272)
Emerging Markets Equity	434,780,883	66,408,284	88,146,025	(21,737,741)
Inflation Protected Bond	169,040,004	1,709,110	2,014,737	(305,627)
Global Real Estate Securities	235,456,561	(2,984,079)	7,776,934	(10,761,013)
Strategic Alternatives	322,359,497	(76,689)	1,656,632	(1,733,321)

The differences between book basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, the deferral of losses on straddles, gains on constructive sales and investments in PFIC’s, partnerships and other securities with book and tax cost differences.

At December 31, 2017, capital contributions, accumulated undistributed net investment income and accumulated net realized gain (loss) from investments have been adjusted for current period permanent book/tax differences which arose principally from differing book/tax treatments of PFICs, paydown losses, net operating losses, swaps, foreign currency transactions, distributions received from regulated investment companies, defaulted bonds, reclassifications of dividends paid and non-deductible expenses. The following amounts were reclassified within the capital accounts:

Fund	Paid in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments, Currency Translations and Derivative Transactions
MyDestination 2015	$—	$2,771,569	$(2,771,569)
MyDestination 2025	—	5,664,314	(5,664,314)
MyDestination 2035	—	3,127,635	(3,127,635)
MyDestination 2045	—	2,380,927	(2,380,927)
MyDestination 2055	—	582,337	(582,337)
Conservative Allocation	958,818	(892,010)	(66,808)
Balanced Allocation	—	5,607,551	(5,607,551)
Growth Allocation	—	5,545,335	(5,545,335)
Aggressive Allocation	—	7,471,539	(7,471,539)
Low-Duration Bond	—	(1,077,789)	1,077,789
Medium-Duration Bond	—	(1,469,831)	1,469,831
Extended-Duration Bond	—	(360,408)	360,408
Global Bond	(6,001,516)	(1,015,633)	7,017,149
Defensive Market Strategies	—	343,966	(343,966)
Growth Equity	—	285,674	(285,674)
Small Cap Equity	—	777,339	(777,339)
International Equity Index	—	23,187	(23,187)
International Equity	—	(562,897)	562,897

Fund	Paid in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments, Currency Translations and Derivative Transactions
Emerging Markets Equity	$—	$1,259,502	$(1,259,502)
Inflation Protected Bond	—	(592,126)	592,126
Global Real Estate Securities	—	3,579,595	(3,579,595)
Strategic Alternatives	(51,937)	1,236,383	(1,184,446)

Net investment income, net realized gain (loss) on investments and net assets were not affected by these reclassifications.

9. MARKET AND CREDIT RISK

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where the risk of potential loss exists due to changes in the market (market risk) or due to the failure of the other party to a transaction to perform (credit and counterparty risks).

Market Risks — A Fund’s investments in derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund.

The market values of equities, such as common stocks and preferred stocks, or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. Market values may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

A Fund’s investments in commodity-linked derivative instruments may subject the Fund to greater market price volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.

Credit and Counterparty Risks — A Fund will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. A Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. Financial assets, which potentially expose a Fund to counterparty risk, consist principally of cash due from counterparties and investments. The investment advisers minimize counterparty risks to the Funds by performing extensive reviews of each counterparty and obtaining approval from the Counterparty Risk Committee prior to entering into transactions with a third party. All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Each Fund may face potential risks associated with the United Kingdom’s vote on June 23, 2016 to leave the European Union (the “EU”), commonly referred to as “Brexit.” There are considerable uncertainties about the repercussions resulting from Brexit, including the impact on trade agreements, regulations, and treaties. Brexit is expected to occur within two years, but the exact time frame is unknown and may change. Brexit may also increase the likelihood that other EU members may decide to leave the EU. These potential consequences may result in increased market volatility and illiquidity in the United Kingdom, the EU and other financial markets, as well as slower economic growth and fluctuations in exchange rates. Any of these events may have a significant adverse effect on global markets and economies, which in turn could negatively impact the value of each Fund’s investments.

10. RECENT SEC RULE AMENDMENTS

In October 2016, the Securities and Exchange Commission released its Final Rule on Investment Company Reporting Modernization (Rule). The Rule contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative instruments. The financial statements presented are in compliance with the most recent Regulation S-X amendments.

11. REGULATORY EXAMINATIONS

Federal and state regulatory authorities from time to time make inquiries and conduct examinations regarding compliance by the Trust and its affiliates with securities and other laws and regulations affecting the Funds. There are currently no such matters which the Trust and its affiliates believe will be material to these financial statements.

12. LIQUIDATION

On September 22, 2017, the Global Natural Resources Fund was liquidated in accordance with the Plan of Liquidation and Termination approved by the Board of Trustees on July 17, 2017.

13. SUBSEQUENT EVENTS

Subsequent events have been evaluated through the date that the financial statements were available to be issued. All subsequent events determined to be relevant and material to the financial statements have been appropriately recorded or disclosed.

On November 9, 2017, the Board approved a plan to liquidate the Inflation Protected Bond Fund which took place on February 9, 2018.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of GuideStone Funds and Shareholders of each of the twenty-five funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (constituting GuideStone Funds, hereafter collectively referred to as the “Funds”) as of December 31, 2017, the related statements of operations and the statements of changes in net assets for the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2017, the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

MyDestination 2015 Fund, MyDestination 2025 Fund, MyDestination 2035 Fund, MyDestination 2045 Fund, MyDestination 2055 Fund, Conservative Allocation Fund, Balanced Allocation Fund, Growth Allocation Fund, Aggressive Allocation Fund, Money Market Fund, Low- Duration Bond Fund, Medium-Duration Bond Fund, Extended-Duration Bond Fund, Inflation Protected Bond Fund, Global Bond Fund, Defensive Market Strategies Fund, Equity Index Fund, Global Real Estate Securities Fund, Value Equity Fund, Growth Equity Fund, Small Cap Equity Fund, International Equity Index Fund, International Equity Fund and Emerging Markets Equity Fund

Statements of operations for the year ended December 31, 2017 and statements of changes in net assets for each of the two years in the period ended December 31, 2017
Strategic Alternatives Fund	Statements of operations and changes in net assets for the period June 30, 2017 (commencement of operations) through December 31, 2017

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

Philadelphia, Pennsylvania

February 28, 2018

We have served as the auditor of one or more investment companies in GuideStone Funds since 2001.

379

NOTICE TO SHAREHOLDERS (Unaudited)

Each Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders of the federal tax status of distributions received by each Fund’s shareholders. During the year ended December 31, 2017, the Funds hereby designate the following dividends and distributions paid by each of the Funds:

Fund	Ordinary Income	Long-Term Capital Gain (20% rate)	Return of Capital
MyDestination 2015	$3,028,666	$13,344,184	$—
MyDestination 2025	11,998,150	30,205,364	—
MyDestination 2035	5,085,384	19,417,604	—
MyDestination 2045	3,506,285	17,240,457	—
MyDestination 2055	160,109	4,857,239	—
Conservative Allocation	3,900,622	4,398,229	—
Balanced Allocation	20,890,962	18,221,162	—
Growth Allocation	11,871,095	45,385,045	—
Aggressive Allocation	11,165,259	60,731,715	—
Money Market	7,316,185	—	—
Low-Duration Bond	14,230,530	—	—
Medium-Duration Bond	24,582,654	—	—
Extended-Duration Bond	7,411,170	1,673,931	—
Global Bond	17,669,726	—	—
Defensive Market Strategies	23,370,589	28,287,458	—
Equity Index	15,992,257	3,530,413	—
Value Equity	30,911,640	73,574,469	—
Growth Equity	8,392,047	162,110,126	—
Small Cap Equity	9,173,522	30,630,414	—
International Equity Index	4,462,915	385,690	—
International Equity	44,466,793	84,039,499	—
Emerging Markets Equity	4,596,687	—	—
Inflation Protected Bond	5,361,498	—	—
Global Real Estate Securities	9,213,231	—	—
Strategic Alternatives	2,138,677	198,667	—

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes. Long-term capital gain distributions are taxable as capital gain dividends.

380

NOTICE TO SHAREHOLDERS (Continued)

The following percentages of ordinary income dividends paid for the year ended December 31, 2017, have been designated as qualified for the reduced tax rate under The Job and Growth Tax Relief Reconciliation Act of 2003.

Fund	Qualified Dividend Income	Qualified Short Term
MyDestination 2015	100.00%	100.00%
MyDestination 2025	83.31%	0.00%
MyDestination 2035	100.00%	100.00%
MyDestination 2045	100.00%	100.00%
MyDestination 2055	100.00%	100.00%
Conservative Allocation	51.01%	0.00%
Balanced Allocation	53.87%	0.00%
Growth Allocation	100.00%	100.00%
Aggressive Allocation	100.00%	100.00%
Defensive Market Strategies	100.00%	25.91%
Equity Index	100.00%	80.56%
Value Equity	100.00%	100.00%
Growth Equity	100.00%	100.00%
Small Cap Equity	100.00%	38.43%
International Equity Index	81.46%	0.00%
International Equity	100.00%	53.19%
Emerging Markets Equity	100.00%	0.00%
Global Real Estate Securities	13.89%	0.00%
Strategic Alternatives	8.37%	0.00%

All above designations are based on financial information available as of the date of this annual report, and accordingly, are subject to change. It is the intention of the Funds to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Funds.

381

FUND MANAGEMENT (Unaudited)

Information pertaining to the Trustees and officers of the Trust is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling 1-888-GS-FUNDS(1-888-473-8637).

Name, (DOB), Address and Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
William Craig George (1958) 2401 Cedar Springs Road Dallas, TX 75201-1498 Trustee	Since 2004	Senior Credit Officer, First National Bank of PA, 2014 – present; Chief Credit Officer, CapStone Bank, 2011 – 2014 (bank acquired by NewBridge Bank)	25	None
Barry D. Hartis (1945) 2401 Cedar Springs Road Dallas, TX 75201-1498 Trustee	Since 2014	Certified Public Accountant, 1987 – present.	25	GuideStone Financial Resources – Board of Trustees Member, 2004 – 2012; GuideStone Funds – Board of Trustees, Interested Trustee, 2005 – 2012.
Grady R. Hazel (1947) 2401 Cedar Springs Road Dallas, TX 75201-1498 Trustee	Since 2011	Chief Financial Officer – The Dunham School, 2016 – present; Certified Public Accountant, 2015 – present; G400 Relations Manager, American Institute of Certified Public Accountants, 2012 – 2015; Executive Director, Society of Louisiana CPAs, 1995 – 2012.	25	Neighbors Federal Credit Union – Vice Chairman of the Board; Stonetrust Commercial Insurance Company – Board of Directors Member and Chairman of Audit Committee; State Board of Certified Public Accountants of Louisiana – Board Member.
Christopher W. Kersey, MD, MBA (1969) 2401 Cedar Springs Road Dallas, TX 75 201-1498 Trustee	Since 2017	Founding Managing Partner, Havencrest Healthcare Capital Partners, 2016 – present; Managing Member and Partner, Camden Partners Holdings, LLC – Registered Investment Adviser, 2008 – 2016.	25	Essence Group Holdings Corporation – Board of Directors Member, 2011 – 2017; IPG – Board of Directors Member, 2013 – 2016; Metabolon – Board of Directors Member, 2013 – 2016; Paragon Bioservices –Board of Directors Member, 2013 – 2016; PatientSafe Solutions – Board of Directors Member, 2010 – 2017; Johns Hopkins Medicine International – Chairman of the Board, 2011 – present; John Hopkins Medicine– Board of Trustees Member, 2010 – present; The John Hopkins Hospital – Board of Trustees Member, 2010 – present; The John Hopkins Hospital Endowment Fund – Board of Directors Member, 2010 – present; The John Hopkins Carey Business School – Member of the Health Care Advisory Board of Directors, 2012 – present.
Joseph A. Mack (1939) 2401 Cedar Springs Road Dallas, TX 75201-1498 Trustee	Since 2002	Independent Consultant, 2010 - present; Director of Public Policy, North Greenville University, 2011 - 2016; Contractor, Interim Director of Public Policy, South Carolina Baptist Convention, 2017 - May 2017; Contractor, South Carolina Citizens for Life, 2014 - present.	25	None
Franklin R. Morgan (1943) 2401 Cedar Springs Road Dallas, TX 75201-1498 Trustee	Since 2005	Retired - Senior Vice President, Director of International Administration, Prudential Securities, Inc., 1960 - 2003.	25	None
Kyle L. Tucker (1981) 2401 Cedar Springs Road Dallas, TX 75201-1498 Trustee	Since 2013	Vice President and Financial Advisor – CAPTRUST Financial Advisors, 2006 - present.	25	Fellowship of Christian Athletes (NC) Triangle Board, 2012 – 2015; NC Values Coalition Board, 2015 - present; Institute for Faith and Family, 2015 - present; College Golf Fellowship, 2012 - present.

382

FUND MANAGEMENT (Continued)

Name, (DOB), Address and Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee During Past 5 Years
INTERESTED TRUSTEES[2]
Thomas G. Evans (1961) 2401 Cedar Springs Road Dallas, TX 75201-1498 Trustee	Since 2012	Owner, Encompass Financial Services, Inc., 1985 – present; Manager, Private Partners Opportunity Fund, LLC, 2011 – present.	25	GuideStone Financial Resources – Board of Trustees Member, June 2010 – present; Baptist Foundation of Oklahoma, Board of Directors Member and Chairman, 2004 – 2017; Pioneer Spirit Foundation – Board of Trustees Member, 1993 – present; GuideStone Capital Management, Board of Directors Member, July 2011 – July 2012; Cherokee Strip Foundation – Board of Trustees Member, 2013 – present; Enid Regional Development Alliance – Board of Trustees Member, 2010 – 2017; Leadership Oklahoma – Board of Trustees Member, 2015 - present.
John R. Morris (1938) 2401 Cedar Springs Road Dallas, TX 75201-1498 Trustee	Since 2017	Vice-President and Broker-in-Charge, Hound Ears Club, Inc., 2010 – 2018.	25	GuideStone Financial Resources – Board of Trustees Member, June 2012 – present; GuideStone Capital Management, LLC, Board of Directors Member, May 2014 – present; GuideStone Investment Services, Board of Directors Member, July 2012 – present; GuideStone Resource Management, Inc., Board of Directors Member, May 2014 – present.
OFFICERS WHO ARE NOT TRUSTEES[3]
Ron W. Bass (1966) 2401 Cedar Springs Road Dallas, TX 75201-1498 Chief Compliance Officer and AML Officer	Since 2009	Director of Asset Management Compliance, GuideStone Financial Resources, June 2009 – present.	N/A	N/A
Melanie Childers (1971) 2401 Cedar Springs Road Dallas, TX 75201-1498 Vice President – Fund Operations	Since 2014	Managing Director, Fund Operations, GuideStone Financial Resources, 2014 – present; Director, Funds Administration and Operations, GuideStone Financial Resources, 2009 – 2014.	N/A	N/A
John R. Jones (1953) 2401 Cedar Springs Road Dallas, TX 75201-1498 President	Since 2000	Executive Vice President and Chief Operating Officer, GuideStone Financial Resources, 1997 – present.	N/A	N/A
Patrick Pattison (1974) 2401 Cedar Springs Road Dallas, TX 75201-1498 Vice President and Treasurer	Since 2008	Chief Accounting Officer, GuideStone Financial Resources, 2015 – present; Director of Financial Reporting & Process Review, GuideStone Financial Resources, 2008 – 2015.	N/A	N/A
Matt L. Peden (1967) 2401 Cedar Springs Road Dallas, TX 75201-1498 Vice President and Investment Officer	Since 2001	Vice President and Chief Investment Officer GuideStone Financial Resources, 2015 – present; Director of Portfolio Management, GuideStone Financial Resources, 2010 – 2015.	N/A	N/A

383

FUND MANAGEMENT (Continued)

Name, (DOB), Address and Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee During Past 5 Years
OFFICERS WHO ARE NOT TRUSTEES[3]
Matthew A. Wolfe (1982) 2401 Cedar Springs Road Dallas, TX 75201-1498 Chief Legal Officer and Secretary	Since 2017	Associate Counsel – Investment and Corporate Services, GuideStone Financial Resources, 2015 – present; Vice President and Assistant General Counsel, Goldman Sachs & Co., 2012 – 2015; Associate, Dechert LLP, 2007 – 2012.	N/A	N/A
Erin Wynne (1981) 2401 Cedar Springs Road Dallas, TX 75201-1498 Financial Officer	Since 2016	Director, Financial Reporting & Analysis, GuideStone Financial Resources, 2015 – present; Manager, Financial Reporting & Analysis, GuideStone Financial Resources, 2010 – 2015.	N/A	N/A

[1]

Each Independent Trustee serves until his or her resignation, removal or mandatory retirement. Each Interested Trustee serves until his or her resignation, removal or mandatory retirement or until he or she ceases to be a member of the Board of Trustees of GuideStone Financial Resources. All Trustees must retire at the end of the calendar year in which they attain the age of 80 or after achieving 10 years of service, whichever occurs last. Officers serve at the pleasure of the Board of Trustees.

[2]	Messrs. Evans and Morris are “interested persons” of the Trust as the term is defined in the 1940 Act due to their positions on the Board of Trustees of GuideStone Financial Resources.

[3]	The officers of the Trust may be deemed to be affiliates of the Adviser due to their positions with the Adviser and/or GuideStone Financial Resources.

384

PROXY VOTING

A description of the policies and procedures that GuideStone Funds uses to determine how to vote proxies relating to their portfolio securities as well as information regarding how GuideStone Funds voted proxies during the most recent 12-month period ended June 30 is available without charge by calling 1-888-GS-FUNDS (1-888-473-8637), by visiting our website at

GuideStoneFunds.com or by visiting the SEC’s website at http://www.sec.gov.

FORM N-MFP

Beginning December 2009, the GuideStone Money Market Fund began filing Form N-MFP with the SEC. Form N-MFP is filed on a monthly basis by money market mutual funds and includes detailed information about a money market fund’s investments and the market-based price of its portfolio known as its “shadow NAV“ or mark-to-market valuation. The portfolio holdings information is posted on our website, GuideStoneFunds.com within five business days after the end of the month. Form N-MFP is made available online with a 60-day delay at http://www.sec.gov.

QUARTERLY SCHEDULES OF INVESTMENTS

In addition to the semi-annual and annual reports that GuideStone Funds delivers to shareholders and makes available through its website, GuideStone Funds files a complete schedule of portfolio holdings with the SEC for each Fund’s first and third fiscal quarters on Form N-Q. GuideStone Funds does not deliver the schedule for the first and third fiscal quarters to shareholders; however, the schedule is posted to our website, GuideStoneFunds.com. You may also obtain the Form N-Q filings by accessing the SEC’s website at http://www.sec.gov or copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) 732-0330.You can also request copies of this information, upon payment of a fee for duplication, at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

385

BOARD REVIEW OF EXISTING ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS (Unaudited)

As required by the Investment Company Act of 1940, as amended (the “1940 Act”), the Board of Trustees (the “Board”) of GuideStone Funds (the “Trust”), including the Trustees who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the 1940 Act (the “Independent Trustees”), recently considered the renewal of (i) the investment advisory agreement between GuideStone Capital Management, LLC (the “Adviser” or “GSCM”) and the Trust on behalf of the Target Date, Asset Allocation and Select Funds (each a “Fund” and together, the “Funds”) (the “Advisory Agreement”); (ii) the existing sub-advisory agreements among the Adviser, each sub-adviser and the Trust on behalf of each Select Fund (except as noted below), including the sub-advisory agreement among the Adviser, Snow Capital Management LP (“Snow”) and the Trust on behalf of the Small Cap Equity Fund for only a limited term (the “Snow Sub-Advisory Agreement”); and (iii) the sub-advisory agreement among the Adviser, Parametric Portfolio Associates LLC (“Parametric”) and the Trust on behalf of each Fund participating in the cash overlay program (“Cash Overlay Program”) (items ii and iii referred to collectively as the “Sub-Advisory Agreements”). The Advisory Agreement and the Sub-Advisory Agreements (each, an “Agreement,” and collectively, the “Agreements”) were approved for an additional one-year term, except with respect to the Snow Sub-Advisory Agreement, at a meeting of the Board held on September 14-15, 2017 (the “Meeting”). The Board’s decision to approve the Agreements reflects the exercise of its reasonable business judgment to continue each existing arrangement. In approving the Agreements, the Board considered information provided by the Adviser, each applicable sub-adviser and a consulting firm engaged by the Adviser with the assistance and advice of counsel to the Independent Trustees (“Independent Counsel”) and counsel to the Trust. Because the Board had approved them for an initial two-year term within the last two years, the following agreements were not subject to annual renewal at the Meeting: (i) the sub-advisory agreement with ClearBridge Investments, LLC on behalf of the Growth Equity Fund; (ii) the sub-advisory agreement with Allianz Global Investors U.S. LLC on behalf of the Strategic Alternatives Fund; (iii) the sub-advisory agreement with Neuberger Berman Investment Advisers LLC on behalf of the Strategic Alternatives Fund; (iv) the sub-advisory agreement with Parametric on behalf of the Strategic Alternatives Fund; and (v) the sub-advisory agreement with Perella Weinberg Partners Capital Management LP on behalf of the Strategic Alternatives Fund.

The Board’s consideration of various factors and its conclusions with respect to such factors formed the basis for the Board’s determination to continue the Agreements. The factors considered by the Board included, but were not limited to: (i) the personnel resources of the Adviser and sub-advisers; (ii) the experience and expertise of the Adviser and sub-advisers; (iii) the financial capabilities and resources of the Adviser and sub-advisers; (iv) the compliance procedures and histories of the Adviser and sub-advisers; (v) the performance of the Funds or portfolio accounts in comparison to relevant benchmarks, peer universes of similarly managed funds and the sub-advisers’ other clients; (vi) the amount of the contractual advisory fees in comparison to similarly managed funds and the sub-advisers’ other clients and the effect of any fee waiver and expense reimbursement arrangements; (vii) the total expenses of the Funds in comparison to similarly managed funds and the use of past and anticipated expense caps; (viii) the profitability of the Adviser and, to the extent available, of sub-advisers with respect to the Funds or portfolio accounts and their overall businesses, as well as the effect of fee waivers and expense caps on profitability levels; (ix) the extent of any economies of scale and whether the fee structures reflect such economies of scale through breakpoints or effectively do so as a result of recent reductions in fee levels; (x) the existence of any collateral benefits realized by the Adviser or sub-advisers, such as affiliated brokerage arrangements or the use of soft dollars; and (xi) the existence of any collateral benefits realized by the Funds resulting from relationships with the Adviser or sub-advisers. In addition, with respect to the Funds that utilize a multi-manager approach (i.e., the Fund is advised by multiple sub-advisers), the Board considered the ongoing role each sub-adviser plays in the overall structure of the Fund’s portfolio, including how each sub-adviser’s strategy complements the strategies of the other sub-advisers. Also, with respect to the Snow Sub-Advisory Agreement, as discussed further below, the Board considered, among all other factors deemed relevant by the Board, the merits of both: (i) renewing the agreement in light of the proposed limited term; and (ii) terminating Snow as a sub-adviser of the Small Cap Equity Fund at the end of that limited term.

386

In its decision to renew the Agreements, the Board was also mindful of the potential disruptions of the Trust’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an Agreement. The Board also evaluated whether the approval of each Agreement is in the best interests of the applicable Fund and its shareholders. No one factor was determinative in the Board’s consideration of the Agreements.

The Board undertook a review of the terms of the Agreements and the nature, extent and quality of the services provided by the Adviser and each applicable sub-adviser. The Board conducted its analysis on a Fund-by-Fund basis with respect to the Adviser and each applicable sub-adviser. The Adviser provided the Board with substantial detailed information in the form of reports about itself and each Target Date Fund, Asset Allocation Fund, Select Fund and applicable sub-advisory firm prior to and during the Meeting, which addressed the factors listed previously. The Adviser also provided additional information about the Adviser and each sub-adviser in presentations made during the Meeting and responded to questions from the Trustees. In addition, the Independent Trustees met separately in executive session with Independent Counsel, as did the Investment Management Committee of the Board (“IMC”), to discuss and consider information presented in connection with the continuation of the Agreements as well as the Trustees’ responsibilities and duties in approving the Agreements.

BOARD APPROVAL OF CONTINUATION OF THE ADVISORY AGREEMENT WITH GSCM

In considering the renewal of the existing Advisory Agreement with GSCM, the Board took into account all the materials provided prior to and during the Meeting, the presentations made during the Meeting and the comprehensive discussions during the Meeting, including the discussions between the Independent Trustees and their Independent Counsel during the executive sessions. The Board also took into account the IMC’s review of information related to the Advisory Agreement, questions submitted by the IMC to GSCM and Trust management regarding GSCM, GSCM and Trust management’s responses to those questions and recommendations made by the IMC.

The Board examined the nature, extent and quality of the services to be provided by GSCM to the Funds. The Board evaluated GSCM’s experience serving as the Trust’s investment adviser, including GSCM’s experience overseeing and managing the allocation of each Fund’s assets among the Trust’s sub-advisers, continually reviewing the investment performance of each Fund, continually reviewing the nature and quality of the services provided by the Trust’s sub-advisers and recommending changes to the Trust’s sub-advisers and the allocation of the Funds’ assets among their sub-advisers, as and when appropriate. With respect to the Target Date Funds and the Asset Allocation Funds, the Board evaluated the nature, extent and quality of the services that GSCM provides that are in addition to, rather than duplicative of, services provided pursuant to any underlying Select Fund’s advisory contract. Specifically, the Board evaluated GSCM’s services in determining the glide path or the asset mix for each Fund and selecting the specific underlying Select Funds in which to invest, as well as rebalancing services. The Board considered the experience of key personnel at GSCM providing investment management and administrative services to each of the Funds, the systems used by such persons and the ability of GSCM to attract and retain capable personnel. The Board considered the reputation, compliance history, compliance program and financial condition of GSCM. The Board also considered the terms of the Advisory Agreement and the responsibilities that GSCM has as investment adviser to each of the Funds, including oversight of sub-adviser compliance with each Fund’s policies and objectives and oversight of general Fund compliance, including compliance with social restrictions and Board directives. The Board concluded that each Fund is likely to benefit from the nature, extent and quality of GSCM’s services based on its experience, personnel, operations and resources. During their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors deliberated upon, among others.

387

The Board also examined fee and expense information for each Select Fund, as compared to other funds in each Fund’s asset-stratified peer group for the Investor Class, provided by the report of an outside consulting firm as of June 30, 2017. The Board took into account that the management fees, net of any fee waiver or expense reimbursements, and as compared to similar funds with similar asset levels, for the Money Market, Low-Duration Bond, Medium-Duration Bond, Inflation Protected Bond and Strategic Alternatives Funds ranked in the first quartile; the Extended-Duration Bond, Global Bond, Defensive Market Strategies, Equity Index, Global Real Estate Securities, Value Equity, Growth Equity and International Equity Funds ranked in the second quartile; the Small Cap Equity and Emerging Markets Equity Funds ranked in the third quartile; and no Funds ranked in the fourth quartile. The Board also evaluated the total expense ratios for other funds in each Fund’s asset-stratified peer group and took into account that each Fund’s total expense ratio, with the exception of the Extended-Duration Bond and International Equity Funds, was lower than the median total expense ratio for such other funds. The Board took into account that the total expense ratio for the Extended-Duration Bond and International Equity Funds ranked in the third quartile, and that no Fund ranked in the fourth quartile, among similar funds at similar asset levels.

The Board also examined the fee and expense information for each Select Fund, as compared to other funds in the peer groups for the Institutional Class, provided by the report of an outside consulting firm as of June 30, 2017. The Board took into account that the management fees, net of any fee waiver or expense reimbursement, for the Global Real Estate Securities Fund ranked in the first quartile; the Money Market, Low-Duration Bond, Medium-Duration Bond, Global Bond, Inflation Protected Bond, Strategic Alternatives, Value Equity and International Equity Funds ranked in the second quartile; the Extended-Duration Bond, Defensive Market Strategies, Equity Index, Growth Equity and Emerging Markets Equity Funds ranked in the third quartile; and the Small Cap Equity Fund ranked in the fourth quartile among each Fund’s broad peer group. The Board also evaluated the total expense ratios for other funds in each Fund’s broad peer group for the Institutional Class and took into account that each Fund’s total expense ratio was lower than the median total expense ratio for such other funds, except for the International Equity Index, International Equity and Emerging Markets Equity Funds. The Board took into account that the total expense ratios for the International Equity and Emerging Markets Equity Funds ranked in the third quartile and the International Equity Index Fund ranked in the fourth quartile.

The Board also examined fee and expense information for the Target Date Funds and the Asset Allocation Funds, as compared to other funds in the Funds’ asset-stratified peer groups for the Institutional and Investor Classes provided by the report of an outside consulting firm as of June 30, 2017. The Board took into account that the management fees, net of any fee waiver or expense reimbursement, for each Target Date Fund were lower than the median management fees for the Investor Class and higher than the median management fees for the Institutional Class for other mutual funds in each Fund’s respective asset-stratified peer group, and that the total expense ratios for each Target Date Fund for the Institutional and Investor Classes were higher than the median total expense ratio for such other funds. For the Asset Allocation Funds, the Board took into account that the management fees, net of any fee waiver or expense reimbursement, for each Asset Allocation Fund for the Institutional and Investor Classes were lower than the median management fees for other mutual funds in each Fund’s respective asset-stratified peer group, and that the total expense ratios for each Asset Allocation Fund for the Institutional and Investor Class were lower than the median total expense ratio for such other funds.

The Board examined the performance information for the Investor Class of the Select Funds compared to the relevant benchmark and to Morningstar peer rankings, specifically for the three-, five- and 10-year average annual total returns for the period ended June 30, 2017.

For the three-year average annual total return for the period ended June 30, 2017, the Board noted that the Extended-Duration Bond, Global Bond, Defensive Market Strategies and Global Real Estate Securities Funds ranked in the first quartile; the Money Market, Medium-Duration Bond, Growth Equity and International Equity Funds ranked in the second quartile; the Low-Duration Bond, Inflation Protected Bond, Value Equity and Small Cap Equity Funds ranked in the third quartile; and the Emerging Markets Equity Fund ranked in the fourth quartile.

388

For the five-year average annual total return for the period ended June 30, 2017, the Board noted that the Extended-Duration Bond, Global Bond and Defensive Market Strategies Funds ranked in the first quartile; the Money Market, Medium-Duration Bond, Value Equity and International Equity Funds ranked in the second quartile; the Low-Duration Bond, Growth Equity and Small Cap Equity Funds ranked in the third quartile; and the Inflation Protected Bond and Global Real Estate Securities Funds ranked in the fourth quartile.

For the 10-year average annual total return for the period ended June 30, 2017, the Board noted that the Money Market, Medium-Duration Bond, Extended-Duration Bond, Global Bond and Global Real Estate Securities Funds ranked in the first quartile; the Low-Duration Bond, Growth Equity, Small Cap Equity and International Equity Funds ranked in the second quartile; the Value Equity Fund ranked in the third quartile; and no Fund ranked in the fourth quartile.

The Board then examined the performance information included in the Meeting materials for the Investor Class of each Asset Allocation Fund compared to the relevant benchmark and to Lipper peer rankings for the one-, three-, and five- and 10-year periods ended June 30, 2017, and the Target Date Funds for the one-, three- and five-year periods ended June 30, 2017. Among Morningstar peers, the Board noted that the Conservative Allocation Fund ranked in the second quartile for the one-year period and in the fourth quartile for the three-, five- and 10-year periods ended June 30, 2017; the Balanced Allocation Fund ranked in the first quartile for the one-year period, in the fourth quartile for the three-year period, in the second quartile for the five-year period and in the third quartile for the 10-year period ended June 30, 2017; the Growth Allocation Fund ranked in the second quartile for the one-year period, in the fourth quartile for the three- and five-year periods and the third quartile for the 10-year period ended June 30, 2017; and the Aggressive Allocation Fund ranked in the second quartile for the one-, three-, five- and 10-year periods ended June 30, 2017.

The Board also noted that among Morningstar peers, the MyDestination 2015 Fund ranked in the second quartile for the one-year period, in the third quartile for the three- and 10-year periods and in the fourth quartile for the five-year period ended June 30, 2017; the MyDestination 2025 Fund ranked in the second quartile for the one-year period, in the third quartile for the three- and five-year periods and in the fourth quartile for the 10-year period ended June 30, 2017; the MyDestination 2035 Fund ranked in the second quartile for the one-year period, in the fourth quartile for the three- and 10-year periods and in the third quartile for the five-year period ended June 30, 2017; the MyDestination 2045 Fund ranked in the second quartile for the one-year period, in the fourth quartile for the three- and 10-year periods and in the third quartile for the five-year period ended June 30, 2017; and the MyDestination 2055 Fund ranked in the second quartile for the one-year period and in the fourth quartile for the three- and five-year periods ended June 30, 2017. The Board recognized that the inception date of the MyDestination 2055 Fund was in 2012.

The Board considered the costs to GSCM of serving as the investment adviser to the Funds in accordance with the existing Advisory Agreement. The Board considered the revenues that GSCM received for serving as the investment adviser to the Funds and the fact that any profit realized by GSCM is forwarded to GuideStone Financial Resources of the Southern Baptist Convention, which for many years operated at a deficit with respect to the Trust. The Board also considered the profitability information for GSCM, first, without taking into account sub-advisory fees, and second, taking into account sub-advisory fees. The Board then considered whether any direct or indirect collateral benefits inured to either GSCM or the Trust as a result of their affiliation with one another. In light of these considerations, the Board concluded that any profits realized in connection with GSCM’s services appeared reasonable.

The Board also considered the extent to which the advisory fee to be paid to the Adviser reflected economies of scale. The Board noted that the Select Funds’ advisory fees were restructured in 2015 and that, as of May 1, 2017, only certain Funds are subject to an expense cap. The Board considered the amount of any fees waived by GSCM for each applicable Fund and the total amount of fees waived for the Trust as a whole during the past year. The Board also noted that the total expense ratios, net of any fee waiver and expense reimbursement, if applicable, were below the median total expense ratio for other similar funds at the same asset levels for the Investor Class, except for the Extended-Duration Bond and International Equity Funds.

389

Based on all of the information presented to the Board and its consideration of relevant factors, the Board concluded that the fee paid to GSCM by each Fund was fair and reasonable in light of the services to be performed, and in the exercise of its reasonable business judgment, determined to approve the continuation of the Advisory Agreement for each Fund. The Board also determined that approval of the continuation of the Advisory Agreement for each Fund is in the best interests of each Fund and its shareholders.

BOARD APPROVAL OF CONTINUATION OF SUB-ADVISORY AGREEMENTS (EXCLUDING THE SNOW SUB-ADVISORY AGREEMENT) FOR THE SELECT FUNDS AND THE FUNDS PARTICIPATING IN THE CASH OVERLAY PROGRAM

In considering the existing Sub-Advisory Agreements with each of the applicable sub-advisers (excluding the Snow Sub-Advisory Agreements, which is discussed separately below), the Board took into account the materials provided prior to and during the Meeting, the presentations made during the Meeting and the extensive discussions during the Meeting, including the discussions the Independent Trustees had during their executive sessions with their Independent Counsel. The Board also took into account the IMC’s review of information related to the Trust’s sub-advisers, questions submitted by the IMC to GSCM and Trust management regarding various sub-advisers, GSCM and Trust management’s responses to those questions and recommendations made by the IMC. More specifically, the Board examined the nature, extent and quality of the services to be provided by each sub-adviser.

The Board evaluated each sub-adviser’s experience serving as a sub-adviser to the applicable Fund(s). The Board noted that each sub-adviser currently provides investment advice to various clients, including, in some cases, other pooled investment vehicles. The Board noted the experience of key personnel at each sub-adviser providing investment management services, the systems used by such persons and the ability of each sub-adviser to attract and retain capable personnel. The Board noted the reputation, compliance history, compliance program and financial condition of each sub-adviser. The Board also noted the terms of the existing Sub-Advisory Agreements and the responsibilities that each sub-adviser has with respect to the applicable Fund(s), including the responsibility of the day-to-day management of the investment portfolio of each such Fund, compliance with each such Fund’s policies and objectives and the implementation of Board directives as they relate to such Funds.

The Board also took into account the overall structure of each Fund and the particular role each sub-adviser plays in that structure and in achieving each Fund’s overall investment objective. The Board also noted that market conditions presented challenges for certain active management strategies during recent periods. The Board concluded that each Fund is likely to benefit from the nature, extent and quality of these services as a result of each sub-adviser’s experience, personnel, operations and resources. During their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors deliberated upon, among others.

The Board examined performance information for each segment of a Fund managed by a sub-adviser. The Board noted that, for many of the sub-advisers, the performance record of the segment of the Fund managed by the sub-adviser compared favorably to the relevant benchmark, the composite performance for the sub-adviser’s clients (on a gross fee basis) and/or the peer universe of similarly managed funds. In cases where the sub-adviser’s performance lagged behind the relevant benchmark, the Board also considered more recent investment performance, performance measured against other relevant benchmarks or how the sub-adviser’s strategy deviated from the composition of the benchmark, any recent reductions in the sub-advisory fee and the sub-adviser’s role within the Fund.

The Board also noted that, in certain cases, market trends have contributed to the underperformance of some of the sub-advisers. The Board also considered whether a sub-adviser’s underperformance was within the expected tracking error for the sub-adviser’s investment strategy. The Board concluded that, although past performance is no guarantee of future performance, the performance of each sub-adviser’s segment was satisfactory in light of all relevant considerations and the applicable Funds were likely to benefit from each sub-adviser continuing to serve as sub-adviser to the Trust.

390

The Board examined the fee schedule for each sub-adviser, noting how the fee levels charged to each applicable Fund compared with available information about fees charged by the sub-advisers to their other similarly situated clients, which in many cases include separately managed accounts, as well as how the sub-adviser fee levels for each Select Fund compared to the median sub-advisory fee for the peer universe of similarly managed funds. The Board determined that the fees to be charged by each sub-adviser were reasonable in relation to the nature, extent and quality of the services to be provided.

The Board also took into account the profitability and the financial capability of each sub-adviser in light of information presented at the Meeting. In light of these considerations, the Board concluded that the profits realized by each sub-adviser who completed a profitability questionnaire appeared reasonable. For the limited number of sub-advisers that did not provide profitability information, the Board relied upon other relevant information, particularly the independent negotiation of the fee schedules, the level of the fees, the sub-adviser’s performance history and feedback received from the sub-adviser regarding the firm’s inability to estimate profitability. The Board noted that, based on the Adviser’s representations, the financial statements of the sub-advisers did not appear to raise any significant concerns regarding the financial capability of those sub-advisers. The Board also considered the Adviser’s representations in the materials prepared for the Meeting, and the discussions earlier in the Meeting, that no sub-adviser experienced any material adverse change in its financial condition since the date of its most recent audited financial statements, and took into account the Adviser’s representation that it would continue to monitor the financial condition of each sub-adviser.

The Board considered the extent to which sub-adviser fees to be paid to each sub-adviser reflected economies of scale. The Board noted that each sub-adviser’s fee schedule either reflected economies of scale by reducing the fee on assets in excess of certain stated breakpoints or the fee level negotiated was below or on par with the standard fee level for the sub-adviser.

In evaluating the benefits that are expected to accrue to each sub-adviser through its relationship as sub-adviser to a Select Fund, the Board noted that certain sub-advisers allocate portfolio brokerage to affiliated broker-dealers that receive commissions from the execution of Fund trades. The Board also noted that certain sub-advisers expect to benefit from “soft dollar” arrangements by which brokers will provide research and other services to the sub-adviser in exchange for commissions on trades of the portfolio securities of the Select Fund. The Board considered whether any direct or indirect collateral benefits inured to the Trust because of its affiliation with each sub-adviser.

Based on all of the information presented to the Board and its consideration of relevant factors, the Board, in the exercise of its reasonable business judgment, determined to approve the continuation of each Sub-Advisory Agreement. The Board also determined that approval of the continuation of each Sub-Advisory Agreement is in the best interest of each Select Fund and each Fund participating in the Cash Overlay Program and their respective shareholders.

BOARD APPROVAL OF CONTINUATION AND TERMINATION OF SNOW SUB-ADVISORY AGREEMENT

The Board separately considered renewal of the Snow Sub-Advisory Agreement on behalf of the Small Cap Equity Fund for a limited two-month term ending November 30, 2017 (the “Renewal Period”) pursuant to which Snow would manage the orderly liquidation and transition (the “Transition”) of the assets managed by Snow within the Small Cap Equity Fund (the “Snow Portfolio Account”). In considering the existing Snow Sub-Advisory Agreement, the Board took into account the materials provided prior to and during the Meeting, the presentations made during the Meeting and the extensive discussions during the Meeting, including the discussions the Independent Trustees had during their executive sessions with Independent Counsel. The Board also took into account the IMC’s review of information related to Snow, questions submitted by the IMC to GSCM and Trust management regarding Snow, GSCM and Trust management’s responses to those questions and recommendations made by the IMC.

In evaluating the advisability of renewing the Snow Sub-Advisory Agreement for the limited Renewal Period, the Board considered GSCM’s recommended termination of Snow following the Renewal Period. In this regard, the Board considered the poor relative performance of the Snow Portfolio Account over an extended period and Snow’s inability to take advantage of market environments deemed positive by GSCM for Snow’s investment strategy. The Board also considered GSCM’s assessment

391

of how Snow’s investment strategy would likely perform in future market environments. As a result of these considerations, and in light of the Trustees’ reasonable business judgment and fiduciary duties, the Board determined that it was in the best interests of the Fund and its shareholders to terminate Snow following the Renewal Period.

The Board considered GSCM’s view that retaining Snow to liquidate the Snow Portfolio Account was preferable to the engagement of a transition manager to implement an immediate liquidation because the securities in the Snow Portfolio Account were: (i) relatively volatile; (ii) less liquid compared to many domestic equity accounts; and (iii) known and traded by Snow. The Board also considered that Snow would remain a fiduciary with respect to the Snow Portfolio Account during the Renewal Period and would work collaboratively with GSCM to formalize a liquidation strategy. The Board considered that the liquidation strategy would be structured to: (i) fully liquidate the Snow Portfolio Account in an orderly and efficient manner; (ii) seek to minimize market impact to the Snow Portfolio Account; and (iii) include agreed upon milestones whereby the cash generated through the liquidation of securities in the Snow Portfolio Account would be used by GSCM to fund rebalancing efforts of the Asset Allocation Funds and Target Date Funds and/or reallocate assets of the Small Cap Equity Fund to the Fund’s other sub-advisers. The Board noted that Snow would not earn an additional incremental management fee for liquidating the Snow Portfolio Account above the contractual sub-advisory management fee. The Board also noted that Snow’s sub-advisory fees in dollars would decline as the liquidation progressed due to the reduction in the assets of the Snow Portfolio Account. In addition, the Board noted GSCM’s assurance that the Snow Portfolio Account is fully liquidated (including settlement) prior to the end of the Renewal Period.

The Board considered that, with Snow, in its capacity as sub-adviser to the Small Cap Equity Fund, directing the liquidation of the Snow Portfolio Account, no liquidation or transition manager would be utilized. The Board noted the estimated costs to liquidate the Snow portfolio account utilizing a liquidation manager provided by GSCM. The Board also noted that, because the Small Cap Equity Fund pays its sub-advisers directly, the proposed termination of Snow would have no impact on GSCM’s profitability with respect to the Fund. The Board also noted GSCM’s view that the method of liquidation to be deployed by Snow was preferable to an immediate liquidation, and GSCM’s expectation that the proposed approach would benefit the Small Cap Equity Fund and its shareholders.

When considering the renewal of the Snow Sub-Advisory Agreement for the Renewal Period, the Board considered all factors deemed relevant by the Board to evaluating the nature, extent and quality of services to be provided by Snow during the Renewal Period and the reasonableness of the sub-advisory fee to be charged in exchange for such services. In addition to the foregoing, the Board took into account Snow’s experience serving as a sub-adviser to the Small Cap Equity Fund. The Board noted the experience of key personnel at Snow providing investment management services and the systems used by such persons. The Board noted Snow’s compliance history, compliance program and financial condition. The Board also noted the terms of the Snow Sub-Advisory Agreement and the responsibilities that Snow has with respect to the Small Cap Equity Fund, including the responsibility of the day-to-day management of the Snow Portfolio Account, implementation of the liquidation plan and compliance with applicable Small Cap Equity Fund’s policies and objectives and the implementation of Board directives as they relate to the Small Cap Equity Fund.

The Board concluded that the Small Cap Equity Fund is likely to benefit from the nature, extent and quality of these services as a result of Snow’s experience, personnel, operations and resources.

The Board also took into account the profitability and the financial capability of Snow in light of information presented at the meeting. The Board noted that, based on GSCM’s representations, the financial statements of Snow did not appear to raise any significant concerns regarding the financial capability of Snow. The Board considered whether any direct or indirect collateral benefits inured to the Trust as a result of its affiliation with Snow.

392

Based on all of the information presented to the Board and its consideration of relevant factors, the Board, in the exercise of its reasonable business judgment, determined to approve the continuation of the Snow Sub-Advisory Agreement for the Renewal Period and the termination of the Snow Sub-Advisory Agreement at the end of the Renewal Period. The Board also determined that approval of the continuation of the Snow Sub-Advisory Agreement for the Renewal Period and subsequent termination thereof is in the best interest of the Small Cap Equity Fund and its shareholders. During their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors deliberated upon, among others.

393

INVESTMENT SUB-ADVISERS (Assets under management as of December 31, 2017) (Unaudited)

GuideStone Funds employs a broad array of proven investment managers for the benefit of their investors. Each manager is distinctive in its investment management process and business approach.

Fund	Sub-Adviser	Firm Established	Total Assets Managed
Money Market	BlackRock Advisors, LLC	1994	$6.3Tr
Low-Duration Bond	BlackRock Financial Management, Inc.	1988	$6.3Tr
	Pacific Investment Management Company LLC	1971	$1.7Tr
	Payden & Rygel	1983	$117.1B
Medium-Duration Bond	Goldman Sachs Asset Management, L.P.	1984	$1.2Tr
	Pacific Investment Management Company LLC	1971	$1.7Tr
	Western Asset Management Company and
	Western Asset Management Company Limited	1971	$442.2B
Extended-Duration Bond	Loomis, Sayles & Company, L.P.	1926	$268.1B
	Schroder Investment Management North America Inc.	1804	$109.8B	(1)
Global Bond	Loomis, Sayles & Company, L.P.	1926	$268.1B
	Western Asset Management Company and
	Western Asset Management Company Limited	1971	$442.2B
Defensive Market Strategies	American Century Investment Management, Inc.	1958	$173.3B
	AQR Capital Management, LLC	1998	$224.0B
	Parametric Portfolio Associates LLC	1992	$230.1B
	Shenkman Capital Management, Inc.	1985	$26.5B
Equity Index	Legal & General Investment Management America, Inc.	2006	$174.8B
Value Equity	AJO, LP	1984	$27.1B
	Barrow, Hanley, Mewhinney & Strauss, LLC	1979	$91.7B
	Legal & General Investment Management America, Inc.	2006	$174.8B
	TCW Investment Management Company LLC	1971	$204.6B
Growth Equity	Brown Advisory, LLC	1993	$33.2B
	ClearBridge Investments, LLC	2005	$137.0B
	Loomis, Sayles & Company, L.P.	1926	$268.1B
	Sands Capital Management, LLC	1992	$41.3B
Small Cap Equity	AJO, LP	1984	$27.1B
	RBC Global Asset Management (U.S.) Inc.	1983	$37.5B
	TimesSquare Capital Management, LLC	2000	$17.9B
International Equity Index	Legal & General Investment Management America, Inc.	2006	$174.8B
International Equity	AQR Capital Management, LLC	1998	$224.0B
	Baillie Gifford Overseas Limited	1983	$243.0B
	Barrow, Hanley, Mewhinney & Strauss, LLC	1979	$91.7B
	MFS Institutional Advisors, Inc.	1970	$491.0B
	Mondrian Investment Partners Ltd.	1990	$62.8B
Emerging Markets Equity	AQR Capital Management, LLC	1998	$224.0B
	Genesis Asset Managers, LLP and
	Genesis Investment Management, LLP	1989	$28.0B

394

Fund	Sub-Adviser	Firm Established	Total Assets Managed
Inflation Protected Bond	BlackRock Financial Management, Inc.	1988	$6.3Tr
Global Real Estate Securities	Heitman Real Estate Securities LLC,
	Heitman International Real Estate Securities GmbH and
	Heitman International Real Estate Securities HK Limited	1989	$38.9B
	RREEF America L.L.C.,
	Deutsche Investments Australia Limited and
	Deutsche Alternative Asset Management (Global) Limited	1975	$59.3B
Strategic Alternatives Fund	Allianz Global Investors U.S. LLC	1895	$108.8B
	Neuberger Berman Investment Advisers LLC	2002	$295.2B
	Parametric Portfolio Associates LLC	1992	$230.1B
	Perella Weinberg Partners Capital Management LP	2006	$11.6B	(2)
Custodian for GuideStone Funds Assets	The Northern Trust Company	1889	$8.1Tr
Cash Overlay for Target Date, Asset Allocation,
Fixed Income, Equity and Real Return Funds	Parametric Portfolio Associates LLC	1992	$230.1B

(1)	Assets as of September 30, 2017.

(2)	Assets as of September 1, 2017.

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2401 Cedar Springs Road, Dallas, TX 75201-1498 1-888-GS-FUNDS • GuideStoneFunds.com	Funds distributed by Foreside Funds Distributors LLC 400 Berwyn Park, 899 Cassatt Road, Suite 110, Berwyn, PA 19312
© 2018 GuideStone Funds® 176362 01/18 2233

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that Grady R. Hazel is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $655,800 and $687,300 for 2016 and 2017, respectively.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $52,167 and $0 for 2016 and 2017, respectively. Audit-related fees are related to procedures performed and the issuance of the auditors’ reports in connection with the Funds’ 17F-2 security counts.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $129,760 and $131,320 for 2016 and 2017, respectively. Tax fees are related to tax services in connection with Funds’ excise tax calculations and review of the Funds’ applicable tax returns.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 and $96,750 for 2016 and 2017, respectively. Other fees for 2017 are for conversion procedures performed related to the Funds’ service provider changes.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

GuideStone

Non-Audit Services Provided to the Company, Advisor, and Others

The Audit Committee shall pre-approve all permissible non-audit services (e.g.,tax services) to be provided to the Company by the Auditors, including the fees therefor; provided, that if the Committee chooses to delegate the authority to grant pre-approvals to one or more Committee members, each acting on behalf of the Committee, then the Committee shall adopt policies and procedures detailed as to the particular service and designed to safeguard the continued independence of the auditors, consistent with the requirements of the Sarbanes-Oxley Act of 2002 (the “S-O Act”) and related SEC regulations, which shall then be used in making such pre-approvals; and, further provided, that each delegated pre-approval shall be reported to the Committee during its next regularly scheduled meeting.

The pre-approval requirement for a permitted non-audit service may be waived if:

(1)	the aggregate amount of all such non-audit services provided constitutes not more than 5% of the total revenues paid by the Company to the Auditors in the fiscal year in which the non-audit services are provided;

(2)	such services were not recognized by the Company at the time of the engagement to be non-audit services; and

(3)	such services are promptly brought to the attention of, and approved by, the Audit Committee or by a member of the Audit Committee to whom the Committee has delegated the authority to grant such approvals, if any, prior to the Auditors’ completion of the Company’s audit.

Additionally, if the Auditors’ engagement relates directly to the operations and financial reporting of the Company, to the extent required by Rule 2-01 of Regulation S-X, the Audit Committee shall pre-approve their engagements for non-audit services with:

(1)	the Advisor (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by the Advisor), and

(2)	any entity controlling, controlled by, or under common control with such Advisor that provides ongoing services to the Company (each, a “Control Entity”)

in accordance with the foregoing paragraph, unless the aggregate amount of all services provided constitutes no more than 5% of the total amount of revenues paid to the Auditors by the Company, the Advisor and any such Control Entity during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee pursuant to this paragraph (in the absence of this exception). The Auditors may not perform contemporaneously any prohibited non-audit services for the Company, which currently include the following:

1.	bookkeeping or other services related to the accounting records or financial statements of the Company;

2.	financial information systems design and implementation;

3.	appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

4.	actuarial services;

5.	internal audit outsourcing services;

6.	management functions or human resources;

7.	broker or dealer, investment adviser, or investment banking services;

8.	legal services and expert services unrelated to the audit; and

9.	any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	Not applicable

(c)	100%

(d)	100%

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 and $0 for 2015 and 2016, respectively.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s first fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 13. Exhibits.

(a)(1)	Code of Ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is incorporated herein by reference to Exhibit 13(a)(1) to the report filed on Form N-CSR on March 8, 2017 (Accession Number 0001193125-17-074159).

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) GuideStone Funds

By (Signature and Title)*	/s/ John R. Jones
John R. Jones, President
(Principal Executive Officer)

Date March 8, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John R. Jones
John R. Jones, President
(Principal Executive Officer)

Date March 8, 2018

By (Signature and Title)*	/s/ Patrick Pattison
Patrick Pattison, Vice President and Treasurer
(Principal Financial Officer)

Date March 8, 2018

*	Print the name and title of each signing officer under his or her signature.